Exhibit 99.1

VALUATION REPORT

In respect of:
MStar Portfolio
49 assets located across Germany and The Netherlands

Date of Valuation: 01 February 2021

Legal Notice and Disclaimer

This valuation report (the “Report”) has been prepared by CBRE Limited (“CBRE”) exclusively for Morgan Stanley Collateral Valuation Team, Morgan Stanley Bank N.A., Morgan Stanley Mortgage Capital Holdings LLC (the “Client”) in accordance with the terms of engagement entered into between CBRE and the client dated 10 March 2021 (“the Instruction”). The Report is confidential to the Client and any other Addressees named herein and the Client and the Addressees may not disclose the Report unless expressly permitted to do so under the Instruction.

Where CBRE has expressly agreed (by way of a reliance letter) that persons other than the Client or the Addressees can rely upon the Report (a “Relying Party” or “Relying Parties”) then CBRE shall have no greater liability to any Relying Party than it would have if such party had been named as a joint client under the Instruction.

CBRE’s maximum aggregate liability to the Client, Addressees and to any Relying Parties howsoever arising under, in connection with or pursuant to this Report and/or the Instruction together, whether in contract, tort, negligence or otherwise shall not exceed the lower of:

(i)	25% of the value of the property to which the Instruction relates (as at the valuation date); or

(ii)	€100,000,000 [One Hundred Million Euros].

Subject to the terms of the Instruction, CBRE shall not be liable for any indirect, special or consequential loss or damage howsoever caused, whether in contract, tort, negligence or otherwise, arising from or in connection with this Report. Nothing in this Report shall exclude liability which cannot be excluded by law.

If you are neither the Client, an Addressee nor a Relying Party then you are viewing this Report on a non-reliance basis and for informational purposes only. You may not rely on the Report for any purpose whatsoever and CBRE shall not be liable for any loss or damage you may suffer (whether direct, indirect or consequential) as a result of unauthorised use of or reliance on this Report. CBRE gives no undertaking to provide any additional information or correct any inaccuracies in the Report.

If another CBRE Group entity contributes to the preparation of the Report, that entity may co-sign the Report purely to confirm its role as contributor. The Client, Relying Party or any other Addressees named herein acknowledge that no duty of care, whether existing under the Instruction or under the Report, shall extend to such CBRE Group entity and the Client, Relying Party or any other Addressees named herein hereby waive any right or recourse against such CBRE Group entity whether arising in contract, tort, negligence or otherwise. CBRE shall remain solely liable to the client in accordance with the terms of the Instruction

None of the information in this Report constitutes advice as to the merits of entering into any form of transaction.

If you do not understand this legal notice then it is recommended that you seek independent legal advice.

CONTENTS

PART I	VALUATION REPORT	4

	VALUATION REPORT	5
	SOURCES OF INFORMATION AND SCOPE OF WORKS	12
	VALUATION ASSUMPTIONS	15

PART II	PROPERTY REPORT	21

PART III	APPENDICES

	APPENDIX A
	TERMS OF ENGAGEMENT LETTER

	APPENDIX B
	SCHEUDLE OF VALUES

	APPENDIX C
	MARKET REPORT

	APPENDIX D
	SUMMARY VALUATION REPORT

PART I

VALUATION REPORT

CBRE Limited

St Martins Court

10 Paternoster Row

London EC4M 7HP

Switchboard	+44 20 7182 2000
Fax	+44 20 7182 2273

VALUATION REPORT

Report Date	12 March 2021

Addressee	Morgan Stanley Collateral Valuation Team
Morgan Stanley Bank N.A.
Morgan Stanley Mortgage Capital Holdings LLC
1585 Broadway, 25th Floor
New York, New York 10036

“This report was prepared for and may be relied upon by Morgan Stanley Bank, N.A., Morgan Stanley Mortgage Capital Holdings LLC, as client but we agree that this report will, subject to that incoming party first signing and returning to CBRE a reliance letter, be capable of being relied upon by the following:

(a) The respective affiliates of Morgan Stanley Bank, N.A.;

(b) each Finance Party (under and as defined in the Senior Facilities Agreement (defined below));

(c) each Finance Party (under and defined in the Mezzanine Facilities Agreement (defined below));

(d) each successor, assignee and/or a transferee of any Finance Party under the Senior Facilities Agreement and/or the Mezzanine Facilities Agreement (each as defined below),

(e) each issuer, bond or note trustee, security trustee, agent, manager, hedging counterparty, liquidity facility provider or other support provider in connection with any securitisation (or any other transaction having a similar effect) of either a senior facility provided under any Senior Facilities Agreement (defined below) or a mezzanine facility provided under any Mezzanine Facilities Agreement (defined below), each an “Addressee” and together the “Addressees” In this Report:
(a) “Senior Facilities Agreement” means the senior facilities agreement to be entered into between, amongst others, MLET Pledgeco Sarl as Senior Company, Morgan Stanley Principal Funding, Inc as Senior Arranger, and CBRE Loan Services Limited as Senior Facility Agent and Common Security Agent; and

(b) “Mezzanine Facilities Agreement” means the mezzanine facilities agreement to be entered into between, amongst others, MLET Mezzco Sarl as Mezzanine Company, Eagle Holdco S.à r.l and Coscile Investment S.à r.l. as Mezzanine Arrangers, and LaSalle Investment Management as Mezzanine Facility Agent and Mezzanine Security Agent.”

www.cbre.co.uk

Registered in England No 3536032 Registered Office St Martin’s Court 10 Paternoster Row London EC4M 7HP

CBRE Limited is regulated by the RICS

The Property	The MStar portfolio as summarised in the schedule of capital values.

Property Description	49 assets located across Germany and The Netherlands, as summarised in the schedule of capital values. The portfolio predominantly includes logistics, warehouse, industrial or light industrial assets either used in part or featuring ancillary office, commercial (including showroom / trade counter), storage or space designated as other. One asset in the portfolio would be considered an office asset (Nieuwegen).

Ownership Purpose	Investment

Instruction	To value the unencumbered freehold and leasehold interest in the Property on the basis of Market Value as at the Valuation date in accordance with the terms of engagement entered into between CBRE and the addressee dated 10 March 2021.

Valuation Date	01 February 2021

Capacity of Valuer	External Valuer, as defined in the current version of the RICS Valuation – Global Standards effective from 31 January 2020.

Purpose	Secured Lending purposes only

Where you have advised us that the valuation is required for your use in a particular secured lending transaction, we consent to its use solely for that transaction. Where you have not revealed to us details of a particular lending transaction, we consent to its use only in a single secured lending decision.

Market Value	€570,010,000 (Five Hundred and Seventy Million and Ten Thousand Euros) exclusive of VAT.

Special Assumption	€469,860,000 (Four Hundred and Sixty Nine Eight Hundred and Sixty Thousand Euros) exclusive of VAT.

Vacant Possession Value

Where a property is owned by way of a joint tenancy in a trust for sale, or through an indirect investment structure, our Valuation represents the relevant apportioned percentage of ownership of the value of the whole property, assuming full management control. Our Valuation does not necessarily represent the ‘Market Value’ (as defined in RICS Valuation - Global Standards 2020) of the interests in the indirect investment structure through which the Property is held.

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached, and has been primarily derived using comparable recent market transactions on arm’s length terms. We consider the current use of the assets to be highest and best in the absence of more thorough investigations into the feasibility of alternatives which did not form part of the scope of works, this includes assessing the underlying land value.

We have valued the Properties individually and no account has been taken of any discount or premium that may be negotiated in the market if all or part of the portfolio was to be marketed simultaneously, either in lots or as a whole.

VALUATION REPORT	7

Market conditions explanatory note: Novel Coronavirus (COVID-19)	The outbreak of the Novel Coronavirus (COVID-19), declared by the World Health Organisation as a “Global Pandemic” on the 11th March 2020, continues to impact many aspects of daily life and the global economy – with some real estate markets having experienced lower levels of transactional activity and liquidity. Travel, movement and operational restrictions have been implemented by many countries. In some cases, “lockdowns” have been applied – in varying degrees – to reflect further ‘waves’ of COVID-19. While these may imply a new stage of the crisis, they are not unprecedented in the same way as the initial impact.

The pandemic and the measures taken to tackle COVID-19 continue to affect economies and real estate markets globally. Nevertheless, as at the valuation date, property markets are mostly functioning again, with transaction volumes and other relevant evidence at levels where enough market evidence exists upon which to base opinions of value. Accordingly – and for the avoidance of doubt – our valuation is not reported as being subject to ‘material valuation uncertainty’, as defined by VPS 3 and VPGA 10 of the RICS Valuation – Global Standards.

For the avoidance of doubt this explanatory note has been included to ensure transparency and to provide further insight as to the market context under which the valuation opinion was prepared. In recognition of the potential for market conditions to move rapidly in response to changes in the control or future spread of COVID-19, we highlight the importance of the valuation date.

Rental Income	The valuation we have provided reflects the rental income as at the date of valuation, as set out within this report, which you have confirmed to be correct and comprehensive. It also reflects any issues concerning the anticipated cash-flow that you have advised us of, as set out within this report. Given the uncertainties relating to the Covid-19 virus and the current restrictions on business activities, it is likely that there will be significant rental defaults and/or insolvencies leading to voids and a resulting shortfall in rental income. Should this occur, there will be a negative impact on the value of the subject property

Suitability of the property as security for mortgage purposes	We have not been provided with details of the loan amount and loan terms proposed and therefore cannot comment on the suitability of the property for the proposed loan. We recommend that the Bank provides us with these details for our comment.

Compliance with Valuation Standards	The valuation has been prepared in accordance with the current version of the RICS Valuation – Global Standards (incorporating the International Valuation Standards) and the UK national supplement 2018.

We confirm that we have sufficient current local and national knowledge of the particular property market involved, and have the skills and understanding to undertake the Valuation competently.

Where the knowledge and skill requirements of the Red Book have been met in aggregate by more than one valuer within CBRE, we confirm that a list of those valuers has been retained within the working papers, together with confirmation that each named valuer complies with the requirements of the Red Book.

This Valuation is a professional opinion and is expressly not intended to serve as a warranty, assurance or guarantee of any particular value of the subject property. Other valuers may reach different conclusions as to the value of the subject property. This Valuation is for the sole purpose of providing the intended user with

VALUATION REPORT	8

the valuer’s independent professional opinion of the value of the subject property as at the Valuation date.

Assumptions	The Property details on which the Valuation is based are as set out in this report. We have made various assumptions as to tenure, letting, taxation, town planning, and the condition and repair of buildings and sites – including ground and groundwater contamination – as set out below.

If any of the information or assumptions on which the Valuation is based are subsequently found to be incorrect, the Valuation figure may also be incorrect and should be reconsidered.

Variation from Standard Assumptions	None

Special Assumption – Vacant Possession Value	Special Assumptions have been applied.
As requested, we have prepared a valuation of each asset on the special assumption that they are entirely vacant as at the valuation date.

Special Assumption – Portfolio Sale	As requested, we have prepared a market valuation of the properties under the following assumption of a portfolio sale:

• That that all the properties will be transferred in a single company transaction and as such will not incur any property transfer tax.

• That other acquisition costs amount to 2.5%.

• That the subject properties are the company’s sole assets.

• That the sale of the properties within the company structure will not trigger any latent capital gains tax liabilities.

• That the company being purchased has no extraordinary responsibilities and is free of any other liabilities.

• That the company has no employees.

• That no discount on the purchase price is agreed to reflect any latent capital gains tax liability in the event of future real estate transactions.

Verification	We recommend that before any financial transaction is entered into based upon these Valuations, you obtain verification of any third-party information contained within our report and the validity of the assumptions we have adopted.

We would advise you that whilst we have valued the Property reflecting current market conditions, there are certain risks which may be, or may become, uninsurable. Before undertaking any financial transaction based upon this Valuation, you should satisfy yourselves as to the current insurance cover and the risks that may be involved should an uninsured loss occur.

Valuer	The Property has been valued by a valuer who is qualified for the purpose of the Valuation in accordance with the Red Book.

Previous involvement and Conflicts of Interest	As you are aware, we valued the properties on behalf of RBC Europe Limited in December 2019 for secured lending purposes, albeit the instruction was aborted without being finalised. Prior to that we valued the assets for M7 in December 2016.

VALUATION REPORT	9

We have disclosed the relevant facts to you and the other clients involved and have received everyone’s confirmation that there is no issue with us valuing these specific assets as part of the instruction. With the exception of the above, we confirm that we have had no previous material involvement with the property and that copies of our conflict of interest checks have been retained within the working papers.

Reliance	The contents of this Report may only be relied upon by:

(i) Addressees of the Report; and

(ii) Parties who have received prior written consent from CBRE in the form of a reliance letter;

for the specific purpose set out herein and no responsibility is accepted to any third party for the whole or any part of its contents.

The Valuation shall be disclosed on a non-reliance basis to:

● The respective agents, trustees and advisers of the Addressees in connection with the transactions described in paragraph 1 above;
● the respective affiliates, employees, officers, directors and auditors of the Addressees;

● any prospective purchaser, transferee or assignee of, participant in, or hedge counterparty in respect of, any related loan made under the Senior Facilities Agreement and/or Mezzanine Facilities Agreement;

● any servicer of any loan under the Senior Facilities Agreement and/or the Mezzanine Facilities Agreement, and its advisers;
● any prospective purchaser of any property or shares in an entity that owns any property either directly or indirectly;
● to any person to whom disclosure is required by law, court order or regulation in connection with legal or arbitration proceedings;
● any entity that becomes an agent or senior facility agent on behalf of lender-parties to a credit agreement;

● to any potential issuer of, or potential investor in, commercial mortgage backed securities issued in connection with either a Senior Facilities Agreement and/or a Mezzanine Facilities Agreement (each a “CMBS Product”);

● to any rating agency (actually or prospectively) rating any CMBS Product and to any of their respective directors, officers, employees, representatives, agents, auditors and professional advisers, provided that any such auditor or professional advisor is bound by professional confidentiality obligations to that rating agency;

● to any person pursuant to the rules of a stock exchange, listing authority or similar body; and
● any Governmental, banking, taxation or other regulatory authority.

Publication
Neither the whole nor any part of our report nor any references thereto may be included in any published document, circular or statement nor published in any way without our prior written approval of the form and context in which it will appear.

Such publication of, or reference to this report will not be permitted unless it contains a sufficient contemporaneous reference to any departure from the Red Book or the incorporation of the special assumptions referred to herein.

VALUATION REPORT	10

Yours faithfully	Yours faithfully

Graham MacMillan	Peter Beatty
Executive Director	Director

RICS Registered Valuer	RICS Registered Valuer

For and on behalf of	For and on behalf of
CBRE Ltd	CBRE Ltd

+44 (0)20 7182 2699	+44 (0)20 7182 2288
Graham.macmillan@cbre.com	Peter.beatty@cbre.com

CBRE
St Martins Court
10 Paternoster Row
London
EC4M 7HP

CBRE – Valuation & Advisory Services
T:	020 7182 2000
F:	020 7182 2273
W:	www.cbre.co.uk

VALUATION REPORT	11

PORTFOLIO:	MSTAR
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01/02/2021
SCHEDULE OF CAPITAL VALUES

Property Name	Prop ID	Address	Currency	Tenure	Market Value (01/02/2021)	Vacant Possession Value (01/02/2021)

GERMANY

Adam Opel Strasse 12	deadam	Adam Opel Strasse 12, Frankfurt, 60386, Germany	EUR	Freehold	28,000,000	23,250,000
Aircom Parc	deairc	Aircom Parc, Ratingen, 40880, Germany	EUR	Freehold	23,075,000	19,100,000
Albert-Einstein-Strasse 1	dealbe	Albert-Einstein-Strasse 1, Erkrath, 40699, Germany	EUR	Freehold	19,075,000	15,275,000
Donatusstrasse 127-129	dedona	Donatusstrasse 127-129, Pulheim, 50259, Germany	EUR	Freehold	13,500,000	10,000,000
Feldbachacker 4	defeld	Feldbachacker 4, Dortmund, 44149, Germany	EUR	Freehold	8,470,000	7,090,000
Feldheider Strasse 37-45 / 38-78	defelh	Feldheider Strasse 37-45 / 38-78, Erkrath, 40699, Germany	EUR	Freehold	16,700,000	13,125,000
Fuggerstrasse 2-6	defugg	Fuggerstrasse 2-6, Neuss, 41468, Germany	EUR	Freehold	15,450,000	12,400,000
Gewerkenstrasse 13	degewe	Gewerkenstrasse 13, Herne, 44628, Germany	EUR	Freehold	3,440,000	2,810,000
Gobietstrasse 8	degobi	Gobietstrasse 8, Kassel, 34123, Germany	EUR	Freehold	9,240,000	7,880,000
Graf-Landsberg-Str. 3,5,9	degraf	Graf-Landsberg-Str. 3,5,9, Neuss, 41460, Germany	EUR	Freehold	8,720,000	7,230,000
Hamburger Strasse 17-22	dehamb	Hamburger Strasse 17-22, Dormagen, 41540, Germany	EUR	Freehold	14,200,000	11,650,000
Harkortstrasse 12-32	dehark	Harkortstrasse 12-32, Ratingen, 40880, Germany	EUR	Freehold	8,780,000	6,920,000
Hertzstr. 2	dehert01	Hertzstr. 2, Herrenberg, 71083, Germany	EUR	Freehold	3,480,000	2,780,000
Hertzstr. 4	dehert02	Hertzstr. 4, Herrenberg, 71083, Germany	EUR	Freehold	12,050,000	9,870,000
Im Boden	deimbo	Im Boden, Hattersheim am Main, 65795, Germany	EUR	Freehold	4,240,000	3,440,000
Josef-Beyerle-Str. 16	dejose	Josef-Beyerle-Str. 16, Weil der Stadt, 71263, Germany	EUR	Freehold	8,060,000	6,630,000
Kelterstr. 67	dekelt	Kelterstr. 67,, Unterensingen, 72669, Germany	EUR	Freehold	6,040,000	5,270,000
Kohlstrasse 8	dekohl	Kohlstrasse 8, Koln, 50827, Germany	EUR	Freehold	22,375,000	18,000,000
Kolenbeekstieg 1, 2-6	dekole	Kolenbeekstieg 1, 2-6, Stelle, 21435, Germany	EUR	Freehold	22,800,000	18,900,000
Kornwestheimer Str. 54	dekorn	Kornwestheimer Str. 54, Korntal-Münchingen, 70825, Germany	EUR	Freehold	12,475,000	10,200,000
Rontgenstrasse 3/7	deront	Rontgenstrasse 3/7, Darmstadt, 64291, Germany	EUR	Freehold	20,050,000	14,150,000
Siemensstr. 25	desiem	Siemensstr. 25, Korntal-Münchingen, 70825, Germany	EUR	Freehold	3,460,000	3,460,000

Germany: Sub-Total		-	EUR		283,680,000	229,430,000

ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01/02/2021
SCHEDULE OF CAPITAL VALUES

Property Name	Prop ID	Address	Currency	Tenure	Market Value (01/02/2021)	Vacant Possession Value (01/02/2021)

NETHERLANDS

Abraham van Stolkweg 62	nlabst	Abraham van Stolkweg 62, Rotterdam, 3041 JA, Netherlands	EUR	Freehold	20,475,000	17,675,000
Argonstraat 22-112	nlargo01	Argonstraat 22-112, Zoetermeer, 2718 SM, Netherlands	EUR	Freehold	10,450,000	9,000,000
Argonstraat 116-166	nlargo02	Argonstraat 116-166, Zoetermeer, 2718 SM, Netherlands	EUR	Freehold	3,220,000	2,680,000
Breguetlaan 67	nlbreg	Breguetlaan 67, Oude Meer, 1438 BD, Netherlands	EUR	Freehold	23,400,000	19,550,000
Bunsenstraat 13-23	nlbuns	Bunsenstraat 13-23, Dordrecht, 3316 GC, Netherlands	EUR	Freehold	6,730,000	5,470,000
Elftweg 32-54	nlelft	Elftweg 32-54, Raamsdonksveer, 4941 VP, Netherlands	EUR	Freehold	3,790,000	2,910,000
Energieweg 75-81	nleneg	Energieweg 75-81, Zoeterwoude, 2382 NH, Netherlands	EUR	Freehold	3,690,000	3,170,000
Energieweg 39-41	nlengie	Energieweg 39-41, Zoeterwoude, 2382 NH, Netherlands	EUR	Freehold	3,440,000	2,820,000
Goeseelsstraat 6-21	nlgoes	Goeseelsstraat 6-21, Breda, 4817 MV, Netherlands	EUR	Freehold	3,190,000	2,560,000
Groot Mijdrechtstraat 37-39	nlgroo	Groot Mijdrechtstraat 37-39, Mijdrecht, 3641 RV, Netherlands	EUR	Freehold	10,075,000	8,660,000
Haarlemmerstraatweg 81-137	nlhaar	Haarlemmerstraatweg 81-137, Halfweg, 1165 MK, Netherlands	EUR	Freehold	27,600,000	24,600,000
Havenweg 23-40/2-8 Martin Over	nlhave	Havenweg 23-40, 2-8 Martin Ovenweg 1-16, Utrecht, 3555 HZ, Netherlands	EUR	Freehold	9,310,000	7,370,000
Jarmuiden 22-58	nljarm	Jarmuiden 22-58, Amsterdam, 1046 AD, Netherlands	EUR	Leasehold	16,150,000	12,725,000
Kamerlingh Onnesweg 2	nlkame	Kamerlingh Onnesweg 2, Vianen, 4131 PK, Netherlands	EUR	Freehold	6,560,000	6,450,000
Lakenblekerstraat 30-62	nllake	Lakenblekerstraat 30-62, Aalsmeer, 1431 GG, Netherlands	EUR	Freehold	13,225,000	11,100,000
Mon Plaisir 102-104	nlmonp	Mon Plaisir 102-104, Etten-Leu, 4879 AT, Netherlands	EUR	Freehold	3,130,000	2,770,000
Nieuwe Hemweg 20-62	nlnieu	Nieuwe Hemweg 20-62, Amsterdam, 1013 CX, Netherlands	EUR	Leasehold	14,425,000	13,675,000
Osloweg 1-107	nloslo	Osloweg 1-107, Groningen, 9723 BE, Netherlands	EUR	Freehold	31,000,000	22,425,000
Pampuslaan 96	nlpamp	Pampuslaan 96, Weesp, 1382 JR, Netherlands	EUR	Freehold	6,280,000	5,170,000
Ravenswade 54-56	nlrave	Ravenswade 54-56, Nieuwegein, 3439 LD, Netherlands	EUR	Freehold	3,220,000	2,570,000
Rijnkade 15-17	nlrijn	Rijnkade 15-17, Weesp, 1382 GS, Netherlands	EUR	Freehold	3,770,000	3,160,000
Sluispolderweg	nlslui	Sluispolderweg, Zaandam, 1505 HJ, Netherlands	EUR	Leasehold	15,150,000	12,300,000
Stepvelden 1-19	nlstep	Stepvelden 1-19, Roosendaal, 4704 RM, Netherlands	EUR	Freehold	5,150,000	4,240,000
Strijkviertel	nlstri	Strijkviertel, Utrecht, 3454 PJ, Netherlands	EUR	Freehold	9,220,000	7,550,000
Stuttgartstraat	nlstru	Stuttgartstraat, Rotterdam, 3047 AS, Netherlands	EUR	Leasehold	27,200,000	24,575,000
Weidehek 64-70	nlweid	Weidehek 64-70, Breda, 4824 AS, Netherlands	EUR	Freehold	3,230,000	2,485,000
Wilgenkade 5-25	nlwilg	Wilgenkade 5-25, Houten, 3992 LL, Netherlands	EUR	Freehold	3,250,000	2,770,000

Netherlands: Sub-Total			EUR		286,330,000	240,430,000

TOTAL			EUR		570,010,000	469,860,000

SOURCES OF INFORMATION AND SCOPE OF WORKS

Sources of Information	We have carried out our work based upon information supplied to us by RBC Europe Limited and Morgan Stanley Bank, N.A., understood to have been prepared by Eastdil, Blackstone and other advisors, as set out within this report, which we have assumed to be correct and comprehensive.

Tenancy and Property Related Information

-	Detailed tenancy schedule titled ‘Project MStar – November 2020 TS’

-	Revised tenancy schedule titled ‘MStar_TS_30 11 20 EXT v1’

-	Updated status of expiring leases titled ‘Confidential – Mstar_Lease Status’

-	Schedule confirming physical state of asset since inspection titled ‘Confidential – Mstar_Physical State of Assets’

-	Additional information to supplement the tenancy schedule was provided through a query process.

Technical Due Diligence

-	TDD capital expenditure sourced from a schedule titled ‘MStar Cash Flows 20210119_DRAFT’.

-	Draft TDD schedule prepared by Arcadis dated December 2019 titled ‘Project MStar NL & GE - Risk Schedule & Capex - 11.12.2019’.

Legal Due Diligence

-	Draft version of a Legal Red Flag Report for the Dutch assets prepared by Loyens Loeff, dated 12 February 2021 for The Blackstone Group International Partners LLP

-	Draft version of a Legal Red Flag Report for the German assets prepared by Hengeler Mueller, dated 05 February 2021 for The Blackstone Group International Partners LLP

Environmental

-	Draft Phase 1 Environmental Review reports prepared by Ambiente Ltd, dated December 2019 and January 2020.

-	Summary of Priority Sites with the schedule titled ‘MLET_NL_DE_Env_Summary_FV_010221’.

The Property	Our report contains a brief summary of the Property details on which our Valuation has been based.

Revaluation without Inspection	As instructed, we have not re-inspected the properties for the purpose of this valuation. A schedule of the most recent inspection dates is maintained within our working papers and can be made available if required. We have also stated the most recent date of inspection (December 2019 and January 2020) within the individual property reports. With the exception of three assets summarised below, the owner has confirmed through provision of a schedule that they are not aware of any material changes to the physical attributes of the properties, or the nature of their location, since the last inspection. We have assumed this advice to be correct.

SOURCES OF INFORMATION AND SCOPE OF WORKS	12

Asset name	Confirmation of no material change of physical state	Comment

Aircom Parc	Not confirmed	Changed the windows due to water leakage.

Gobietstrasse 8	Not confirmed	New Roof is being installed, due to leakage in the roof.

Kolenbeekstieg 1, 2-6	Not confirmed	New Roof, due to leakage in the roof.

Areas	We have not measured the Properties but have relied upon the floor areas provided to us by the borrower as set out in this report, which we have assumed to be correct and comprehensive and measured in accordance with the latest edition of the RICS Property Measurement standards.

Environmental Matters	We have been provided with Draft Phase 1 Environmental Review reports prepared by Ambiente Ltd, dated December 2019 and January 2020. We have not been provided with updated version of the same. We have reviewed a schedule (referenced in the sources of information) summarising the Priority sites in relation to the below assets. Based on the asset manager comments included therein and assuming that the corresponding action is taken as stated, we are satisfied that the issues are addressed and have therefore assumed these items would not have a material impact on our opinion of value.

Asset	Issue

Groot Mijdrechtstraat 37-39, Mijdrecht	Asbestos removal / remediation or survey undertaken

Osloweg 1-107, Groningen	Asbestos remediation, management plan

Pampuslaan 96,118,126 & Hogeweyselaan 97,101,105,119, Weesp	Asbestos remediation

Sluispolderweg 2, 4 & 8, Zaandam	Asbestos works Remediation of historical contamination

Adam-Opel-Str & Ferdinand-Porsche-Str Frankfurt am Main	Asbestos Management and remediation

Aircom Park, Ratingen	Asbestos Management and remediation

Albert-Einstein-Strasse 1, Erkrath	Decommissioning certificates for 2 disused heating oil USTs

SOURCES OF INFORMATION AND SCOPE OF WORKS	13

Gobietstraße 8, Kassel	Decommission oil fired heating system, underground storage tank and pipework and associated pipes

Im Boden 23, Hattersheim am Main	Asbestos Integrity testing on the heating oil tank

Kelterstrasse 67, Unterensingen	Integrity testing on underground storage tanks and pipework

We have not carried out any investigation into the past or present uses of the Property, nor of any neighbouring land, in order to establish whether there is any potential for contamination and have therefore assumed that none exists.

Services and Amenities	We understand that all main services including water, drainage, electricity and telephone are available to the property. None of the services have been tested by us.

Repair and Condition	We have seen a copy of Technical Due Diligence costs which we understand were prepared by Arcadis.

Town Planning	To the extent possible, we have made planning enquiries only consulting the respective websites, We cannot, therefore, accept responsibility for incorrect information or for material omissions in the information supplied to us. Based on our understanding, the assets would appear to adhere to their designated use.

Titles, Tenures and Lettings	Details of title/tenure under which the Property is held and of lettings to which it is subject are as supplied to us. We have not generally examined nor had access to all the deeds, leases or other documents relating thereto. Where information from deeds, leases or other documents is recorded in this report, it represents our understanding of the relevant documents. We should emphasise, however, that the interpretation of the documents of title including relevant deeds, leases and planning consents is the responsibility of your legal adviser.

We have not conducted credit enquiries on the financial status of any tenants. We have, however, reflected our general understanding of purchasers’ likely perceptions of the financial status of tenants.

SOURCES OF INFORMATION AND SCOPE OF WORKS	14

VALUATION ASSUMPTIONS

Capital Values	The Valuation has been prepared on the basis of “Market Value”, which is defined in the Red Book as:

“The estimated amount for which an asset or liability should exchange on the Valuation date between a willing buyer and a willing seller in an arm’s-length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”

The valuation represents the figure that would appear in a hypothetical contract of sale at the valuation date. No adjustment has been made to this figure for any expenses of acquisition or realisation - nor for taxation which might arise in the event of a disposal.

No account has been taken of any inter-company leases or arrangements, nor of any mortgages, debentures or other charge.

No account has been taken of the availability or otherwise of capital based Government or European Community grants.

Rental Values	Unless stated otherwise rental values indicated in our report are those which have been adopted by us as appropriate in assessing the capital value and do accord with the definition of Market Rent in the Red Book, which is as follows:

“The estimated amount for which an interest in real property should be leased on the Valuation date between a willing lessor and a willing lessee on appropriate lease terms in an arm’s-length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”.

The Property	Where appropriate we have regarded the shop fronts of retail and showroom accommodation as forming an integral part of the building.

Landlord’s fixtures such as lifts, escalators, central heating and other normal service installations have been treated as an integral part of the building and are included within our Valuations.

Process plant and machinery, tenants’ fixtures and specialist trade fittings have been excluded from our Valuations.

All measurements, areas and ages quoted in our report are approximate.

Environmental Matters	In the absence of any information to the contrary, we have assumed that:

a) the property is not contaminated and is not adversely affected by any existing or proposed environmental law;

b) any processes which are carried out on the property which are regulated by environmental legislation are properly licensed by the appropriate authorities.

c) the property is either not subject to flooding risk or, if it is, that sufficient flood defences are in place and that appropriate building insurance could be obtained at a cost that would not materially affect the capital value.

d) invasive species such as Japanese Knotweed are not present on the Property.

VALUATION ASSUMPTIONS	15

Repair and Condition	In the absence of any information to the contrary, we have assumed that:

[a] there are no abnormal ground conditions, nor archaeological remains, present which might adversely affect the current or future occupation, development or value of the property;

[b] the property is free from rot, infestation, structural or latent defect;

[c] no currently known deleterious or hazardous materials or suspect techniques have been used in the construction of, or subsequent alterations or additions to, the property; and

[d] the services, and any associated controls or software, are in working order and free from defect.

We have otherwise had regard to the age and apparent general condition of the property. Comments made in the property details do not purport to express an opinion about, or advise upon, the condition of uninspected parts and should not be taken as making an implied representation or statement about such parts.

Title, Tenure, Lettings, Planning, Taxation and Statutory & Local Authority requirements	Unless stated otherwise within this report, and in the absence of any information to the contrary, we have assumed that:
(a) the property possesses a good and marketable title free from any onerous or hampering restrictions or conditions;

(b) the building has been erected either prior to planning control, or in accordance with planning permissions, and has the benefit of permanent planning consents or existing use rights for their current use;

(c) the property is not adversely affected by town planning or road proposals;

(d) the building complies with all statutory and local authority requirements including building, fire and health and safety regulations, and that a fire risk assessment and emergency plan are in place;

(e) all rent reviews are upward only and are to be assessed by reference to full current market rents;

(f) there are no tenant’s improvements that will materially affect our opinion of the rent that would be obtained on review or renewal;

(g) tenants will meet their obligations under their leases, and are responsible for insurance, payment of business rates, and all repairs, whether directly or by means of a service charge;

(h) there are no user restrictions or other restrictive covenants in leases which would adversely affect value;

(i) where appropriate, permission to assign the interest being valued herein would not be withheld by the landlord where required;

(j) vacant possession can be given of all accommodation which is unlet or is let on a service occupancy.

VALUATION ASSUMPTIONS	16

VALUATION METHODOLOGY

We have summarised general comments regarding the valuation methodology and approach below, which may in part also be referenced within the individual property reports:

For all assets within the portfolio, we have arrived at our opinion of value adopting the Traditional investment capitalisation method of valuation. Within this approach, we have applied an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. This has been selected as the primary method given the fundamentals of this portfolio providing standard investment assets within the corresponding sector and the specified choice of our selected method was not a requirement within the scope of works. The DCF (Discounted Cashflow) method is an equally suitable alternative, albeit we have not assessed values under this method as part of this instruction.

We have based the current tenancy / income profile on the excel schedules provided as summarised within the Source of Information. Upon expiry, we assume that the space would be re-let on similar lease terms at our opinion of Market Rent. The assumptions in relation to voids and costs as summarised below are aligned with common market practice in each jurisdiction. Within the traditional method of valuation, aside from those stated below, we do not allow for extensive or recurring explicit costs within the cashflow given the underlying implicit approach derived from the traditional method of valuation.

As referenced above, we have considered comparable market rental and sales evidence to the extent it is available. Limitations of transparency in this regard, particularly within the German market, can restrict both the number of transactions we are able to reference and the level of available detail. We have provided evidence of which we are aware within the individual property reports, based primarily on a combination of asset type, location, date of the transaction and income profile. The primary check is on yield if we are able to analyse the income credentials, whilst using the capital rate per sq m as either an alternative benchmark or a sense check.

In terms of sale period, we would assume a range of between 6-15 months for the German assets and ranged between 3 to 6 and 9 to 12 months for The Netherlands.

Void, Rent Free and Cost Assumptions

In approaching our valuation, we have adopted current voids over vacant space ranging between 3 and 18 months, inclusive of rent-free allowance. Three assets have a void of between 3 and 6 months reflecting the re-letting prospects, including Stuttgartstraat, Argonstraat 116-166 and Breguetlaan 67, whilst the remainder of assets with vacant space have a current void of at least 12 months. We have only applied explicit voids where we are aware of tenancy risks. This includes adopting an expiry to four assets ranging between 3 and 12 months, including Energieweg 75-81, Havenweg 23-40, Ravenswade 54-56 and Strijkviertel. For the remainder of the portfolio we have not made allowances for explicit expiry voids on short term income given the largely multi-let nature of the portfolio which will likely be accustomed to tenant turnover, with a tendency for short term lease agreements and given the positive occupational sentiment within the Industrial and Logistics sector at present. Where current and expiry voids have been incorporated, an additional allowance for costs as a revenue deduction for the duration of the void has been factored within our valuation as summarised below.

Capital expenses within our valuation include outstanding current rent-free periods or step rent adjustments, based on the rent roll provided, dated 30 November 2020, which we assume to be correct. We have also included the immediate and short-term (0-5 years) capital expenditure requirements as assessed by Arcadis, less 2020 spend, as a one-off capital cost effective from the valuation date. In relation to three of the four assets which are held by way of a leasehold title, we have either allowed for the annual ground rent deduction as a revenue cost (Nieuw Hemweg and Sluispolderweg) or a capital expense to ‘buy off’ the ground rent as a discounted bulk sum in the future (Jarmuiden). Assumptions applied against the current or expiry voids include letting fees as a percentage of rental value upon renewal or re-letting (equating to 10 to 25% of rental value). For the German assets, we have applied a separate Tenant Incentive capital expense as a proportionate rate per sq m (between €10 and €50 per sq m) on renewal or re-letting as would be anticipated within the market.

We have incorporated consistent allowances for general non-recoverable revenue costs within our valuations for each country, as summarised within the individual property reports, in accordance with local market practice

VALUATION METHODOLOGY	17

and experience of similar assets. For The Netherlands, this includes allowances for certain explicit costs, whilst German costs are more general. The majority of costs remain unchanged against each property with the exception of Maintenance applied to German assets which varies depending on a combination of perceived asset condition, age of the property and correspondence with the borrower. Maintenance has been deferred by 5 years given the allowance for immediate and short-term capital expenditure. It is therefore not factored within the day 1 cost totals.

Country	Cost
Netherlands & Germany	Management (annual rate equating to 2% of rental value);
Netherlands and Germany	Maintenance (Annual rates of €1.75 to €6 per sq m deferred by 5 years);
Netherlands	Management Costs on Voids (annual rate equating to 2% of rental value until lease start);
Netherlands	Property Tax (annual rate equating to 2% of rental value);
Netherlands	Water Tax (annual rate equating to 0.25% of rental value);
Netherlands	Insurance (annual rate equating to 1.25% of rental value);
Netherlands	Sewage Charge (annual rate equating to 0.25% of rental value;
Germany	Other costs (annual rate of 0.5% of rental value);
Germany	Non-Recoverable on Voids (monthly rates of €0.50 to €1 per sq m until lease start).

Purchasers Costs

Assuming a standard property disposal, the total purchasers costs including agents and legal fees, as a proportion of the Market Value, adopted in Netherlands equate to 9% and in Germany equates to a range of between 6.25% and 12%, with variation depending on the specific region.

VALUATION METHODOLOGY	18

MARKET VALUE - SPECIAL ASSUMPTION OF A PORTFOLIO SALE

You have also asked us to consider the value should the Portfolio transact as a whole. Portfolio and platform trades have been increasingly common in the market place in recent years, for this asset class in particular. Whether a portfolio holds a premium to individual asset value or not, is specific to individual purchasers. It is very subjective, not something readily evidenced as all purchasers will interpret separately, therefore it is very difficult to quantify. That said, when a portfolio does trade as a whole, it is usually as a corporate structure which would benefit from reduced transaction costs, no asset level transfer tax or equivalent although other costs are incurred. In this case we are able to compare the portfolio trades which have taken place in the market.

With these in mind, we have also valued the portfolio under the special assumption of a corporate portfolio transaction, benefiting from reduced transaction costs – assuming transaction costs equating to 2.5% of Market Value. This would include fees in relation services from advisors including agents, legals and other (including taxation).

On such a basis, the Market Value on the Special Assumption of a Portfolio sale as at the Valuation Date, 01 February 2021 is:

€603,200,000 (Six Hundred and Three Million Two Hundred Thousand Euros) exclusive of VAT.

We are confident that if the portfolio were introduced to the market as a whole there would be a significant level of interest in it, the potential buyers however being different pools of equity to those interested in individual assets.

MARKET VALUE - SPECIAL ASSUMPTION OF A PORTFOLIO SALE	19

PART II

PROPERTY REPORTS

PROPERTY ID:	deadam - Adam Opel Strasse 12
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Adam Opel Strasse 12 - Adam Opel Strasse 12, Frankfurt, 60386, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	28,000,000
Market Value (per sq m)	925
Net Initial Yield	4.36%
Reversionary Yield	5.38%
Equivalent Yield	4.80%
Gross Income (p.a.)	1,386,502
Gross Income (p.a.) (per sq m)	46
*Adj. Gross Income	1,386,502
Adj. Gross Income (per sq m)	46
Net Income (p.a.)	1,313,072
Net Income (p.a.) (per sq m)	43
Gross Rental Value	1,748,484
Gross Rental Value (per sq m)	58
Capital Expenditure	-3,506,086
Transaction Costs	7.51%
Over / Under Rented	-3.45%

           KEY FACTS

	Metric	Value
	Total Area (sq m)	30,273
	WAULT to Break by Rent	2.47
	WAULT to Break by ERV	2.53
	WAULT to Expiry by Rent	2.47
	WAULT to Expiry by ERV	2.53
	Percentage of Vacancy (Area)	16.36%
	Percentage of Vacancy (ERV)	17.87%
**	Number of Tenants	39
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:42

PROPERTY ID:	deadam - Adam Opel Strasse 12
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:42

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

60386 FRANKFURT, ADAM-OPEL-STRASSE 12

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE

MARIA CHIGRYAY	13/01/20	01/02/21	WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

■    Strong local economy and above-average purchasing power within macro location;

■    Excellent location within the important logistics region Rhine−Main/Frankfurt;

■    Situated centrally with good connection to road, motorway network and public transportation;

■     Established commercial area within the city;

■    Diversified multi-let income profile.

■    High vacancy rate of around 16% (by area);

■    Limited third-party usability;

■    Outdated fit-out of let areas does not meet current market requirements;

■    WAULT of less than 3 years.

■    Potential pre-emption right in favour of the City of Frankfurt.

OPPORTUNITIES	THREATS

■    The continuing positive development of the overall economy could lead to an increase in achievable rents;

■    High redevelopment potential due to excellent location with demand from a wide range of sectors;

■    Improvement of income profile by letting vacant spaces and re-letting occupied units on market terms.

■ Significant capital expenditure could be incurred in the near future (due to advanced building age).

LOCATION & SITUATION

LOCATION	Frankfurt am Main is considered the most important banking and finance location in Germany. The concentration of firms from this sector has resulted in its leading position on the office market, which was the first in Germany to achieve international status. The city is also dominated by “ Messe Frankfurt”, with its leading international trade fairs in the automotive and book industries among others. Frankfurt Airport serves as a major international hub for freight

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

and passenger traffic and its main operator Fraport is the most important employer in the region.

Frankfurt am Main lies at the centre of the important logistics region Rhine−Main/Frankfurt. With its dense motorway and rail network, two inland ports and most notably the international airport with its large air cargo section, the city itself provides a comprehensive logistics infrastructure. The region benefits considerably from its central location both in Germany and in Europe as a whole. In fact, the Rhine−Main/Frankfurt logistics region compares to the logistics regions of Hamburg and “Bremen and North Sea ports” due to its gateway function – largely benefitting from the airport. The popularity of the region among logistics operators and industrial firms is reflected in limited floor space supply and the rental rates for logistics facilities either in the city area or around the airport, which are the highest in Germany after Munich. The city’s key benefit for the logistics business is its comprehensive infrastructure. Current building activities, by contrast, are concentrated in the suburbs and integrated conurbation.

More than 1.53 million sq m of modern logistics facilities were completed in the logistics region between 2015 and 2019. The commercial areas south of the city and within vicinity of the airport play a very prominent role in this context, but demand for space is also keen on the city’s northern periphery. The most important logistics locations within the city area, apart from the airport, are the districts Fechenheim, Rödelheim, Höchst and Gutleutviertel.

Within the city of Frankfurt, the subject property is situated in an established commercial area in the Ostend district, which is mainly used for industrial and retail purposes, including numerous showrooms and workshops as well as walk-in stores. The commercial area is centrally located, having the main railway station situated approx. 6.5 km away to the west.

The motorway connection can be described as good due to the close proximity to the motorway A661. The nearest airport is situated in Frankfurt around 23 km away and reachable in approx. 20 minutes. The airport offers national and international connections. Further, the surroundings offer a number of bus and tram stops.

PROPERTY DESCRIPTION

DESCRIPTION	The current buildings were developed between 1970 and 1974 on agricultural / open land and have been used primarily for storage, wholesale and distribution since construction. The subject property has a total site area of 41,044 sq m, with a total lettable area of 30,273 sq m.

The site covers an area of approx. 4.1 hectares and comprises five warehouse buildings with associated office areas (Warehouses A – E), and one 5-storey office building (in the eastern part of the site).

Some of the warehouses are equipped with roller shutter doors and loading ramps. The buildings are surrounded by parking and loading areas covered with brick paving. The buildings do not have basements. A currently unused

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

site-owned railway siding is located to the adjacent south/south west of Warehouses A and C.

The buildings cover approx. 70% of the property. Approx. 25% of the site is covered with brick paving (loading areas and parking) and a further ~5% of the property comprises landscaping (grass and bushes/trees).

Summary of known specification:

Characteristic	Result
Built / Renovation	1970 - 1974

Eaves Height	5.4 metres

No. of loading Doors	n/a

Loading Door Ratio	n/a

Yard Depth	Approx. 10 to 20 metres

Cross-Dock	None

Warehouse (% of GLA)	78%

Site Coverage Ratio	Approx. 70%
Source: Phase I Environmental Review dated December 2019; the information gathered during the site inspection.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us.

	Unit description	Primary use	Status	Area (sq m)

	Office	Office	LET	3,818.82

	Office	Office	VACANT	2,498.74

	Other	Storage	LET	235.50

	Other	Storage	VACANT	128.00

	Warehouse	Storage	LET	21,262.84

	Warehouse	Storage	VACANT	2,326.38

	Total			30,270.28*

	*some areas are subject to rounding in the valuation

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €3,313,000 within our valuation.
According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have been made aware that although not registered in the register of contaminated sites, indications for potential contamination exist at this property likely in relation to in particular due to their current or former use. If future excavation works are carried out at these Properties, this could lead to additional costs. However, no action is required on the current use of the Properties. As such we have assumed this does not have a material impact on our opinion of value given the valuation is prepared taken the current use into consideration.

According to the Draft Environmental Due Diligence report dated 13 December 2019, prepared by Ambiente Ltd., there are currently no known ground/soil contaminations. However, the following risks for contamination have been identified:

On-site:

●    Potential for contamination from currently unused railway sidings adjacent south/south west of warehouses A and C;

●    Potential risks from the site having been part of a larger anti-aircraft defence facility (mostly located off-site to the northwest) in WWII.

Off-site:

●    Potential for migration of contamination from neighbouring off-site former and current industrial uses, including fuel filling station.

In addition, there is a risk of the following building pollutants:

●    Potential for contamination from suspected Made Ground at the property;

●    Known asbestos containing materials within the building fabric.

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

TENURE	We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.

We understand the property may still be subject to a pre-emption right in favour of the City of Frankfurt whereby they have the option to ‘repurchase’ the property at a price understood to be capped at €5,456,220.63. We understand the ‘priority notice was deleted on 27 April 2018. In the consent declaration (Löschungsbewilligung) dated 19 March 2018 regarding the deletion of the priority notice the city of Frankfurt am Main approved the deletion of the priority notice but did not explicitly waive the contractual repurchase right which, therefore, might still be in place.’ We would highlight that for the purposes of this valuation, the repurchase cap has not been factored within our opinion of value contained herein and highlight as a potential risk.

We also understand that the City of Frankfurt retains an option to access and utilise railway tracks within the site at a cost. Albeit we have assumed this does not impact on the operation of the occupiers nor have a material impact on our value.

In approaching our valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

INCOME PROFILE	The rental contracts have not been made available to us. The information is based on the rent schedule dated on 20 November 2020.

The property is leased to thirty tenants (ABZ International GmbH, Advance Logistix GmbH, ALFAPACK GmbH, Befestigungstechnik Gramm GmbH, Daniel Seddig, Deltec International Courier GmbH, Deutsche BP AG, ekey Warehousing Germany GmbH, Finance Office Frankfurt GmbH, Getränke Quelle Bornheim GmbH, Globe Shopper Activation GmbH, Horst Georg Findt Parkett-Fachgroßhandel, Korfu Foods GmbH & Co.KG, Kramm Büro-Systeme Büro Kramm GmbH, Lebensmittel Import- und Vertriebsgesellschaft Asimex GmbH, Lehmann, Jan, Michael Schmidt, Mikhail Smirnov, Mileway Germany Subco GmbH MMS Mietmöbel-Service GmbH, Ömer Ögüt, Paul Blümler + Elyas El Jazouli, QDREI OHG, reifencom GmbH, Silke Jackels, STW GmbH, VaGo GmbH, vinehouse.de, Wärmetechnik Löwe GmbH, WWD Dienstleistung GmbH). 2,499 sq m of office space, 2,326 sq m of warehouse space and 128 sq m of other space, equalling 16.4% of total space, are vacant.

The property has a WAULT of 2.53 years (to breaks) as at the date of valuation. The total gross current rent generated by the property is €1,386,502 per annum whilst our opinion of total gross market rent is €1,748,484 per annum. The property is considered under-rented even after factoring current vacancy.

The main tenant, with about 14% of the total rental space and about 15% of the total rental income, is “QDREI OHG”.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

	Type & Calculation	Source	Effective	Amount
	Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation	€3,313,000
			No Repeat

	Rent Free	CBRE Estimate	On Valuation /	€65,445

			No Repeat

	Tenant Incentives	CBRE Estimate	On lease start / renewal	€49,530

			No Repeat

	Letting Fees: 25% of Rental Value	CBRE Estimate	On lease start / renewal	€78,111

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

		No Repeat

TOTAL: ON VALUATION			€3,506,086

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount
Maintenance: €2.75 per sq m	CBRE Estimate	On Valuation + Delay 60 Months In perpetuity	€83,251

Management 2.0% of rental value	CBRE Estimate	On Valuation In perpetuity	€ 34,970

Void Costs: €0.50 per sq m	CBRE Estimate	On Valuation On all voids	€ 29,718

Other Costs: 0.5% of rental value	CBRE Estimate	On Valuation In perpetuity	€ 8,742

TOTAL: ON VALUATION			€73,430

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. The rental rates for comparable premises (Warehouse) range between €48.00 and €62.28 per sq m per annum, depending on the duration of lease contract, building specifications and age. Within the evidence table appended, we would highlight the property in and around Frankfurt as being of greatest relevance in terms of property characteristics.

Comparable number two is located in Dreieich and shows similar micro location characteristics. Therefore, the location can be assessed as comparable. The warehouse building has a total lettable area of 4,800 sq m. Similar to the subject property, the comparable premises is well connected to the road and public transportation network. The building is partly outdated and has a similar fit-out to the subject property. We have adopted the following rental rates within our valuation:
Use	Letting-Status	Rental Area (sq m)	ERV per sq m	ERV (Total)

Office	LET	3,818.82	€72.00 /sq m pa	€274,955.04 pa

Office	VACANT	2,498.74	€72.00 /sq m pa	€179,909.28 pa

Other	LET	235.50	€54.00 /sq m pa	€12,717.00 pa

Other	VACANT	128.00	€54.00 /sq m pa	€6,912.00 pa

Warehouse	LET	21,262.84	€54.00 /sq m pa	€1,148,193.36 pa

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Warehouse	LET	2,326.38	€54.00 /sq m pa	€125,624.52 pa

Total*		30,270.28	€57.76 /sq m pa	€1,748,311.20 pa
* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would like to highlight investment comparable number one, two and three. We would highlight that there is a lack of detail relating to the income profile of the assets and therefore limits on assessing the yield profile. Our principal consideration is therefore on the rate per sq m. There is no further better evidence we are aware of and could highlight in relation to this property.

The first investment comparable is located in Mannheim with a similar micro location. The distance to the motorway differs only by few minutes by car, which makes the micro location of the properties comparable. The property has a lettable area of around 3,189 sq m and thus not comparable to the subject property in terms of size (with larger lettable area being more favourable). It was sold for approx. EUR 2,890,000 (equating to around EUR 906 per sq m) in Q4 2020. Given the relativity of lot size and resulting buyer pool, we would also cite the third comparable in Fritzlar which is in an inferior location, selling for a capital rate of €912 per sq m but more aligned in total lot size. Whilst it is more dated, investment comparable number two is located in Mannheim and also of relevance. The property has good connections to public transport. The distance to the motorway is 10 minutes by car, meaning the micro location is fairly comparable. The property has a lettable area of around 21,999 sq m and was sold for about EUR 18,000,000 (equating to ~EUR 818 per sq m) in Q2 2019. Due to the micro location and the lot size, we consider the property to be comparable but since the date of sale, the market has continued to improve which should be reflected within our valuation. Based on the above stated facts we have considered these assets in approaching our valuation.

For the valuation of this asset, we have applied the following Equivalent Yield:

- 4.8%

This results in a Net Initial Yield of 4.36% and a capital rate per sq m of €925. The Net Initial Yield is currently being influenced by the level of vacancy.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€28,000,000

(Twenty-eight million Euros)

The unrounded net capital value is €28,022,976. The gross unrounded capital value is €33,630,785 including €3,506,086 of capital costs and € 2,101,723 purchaser’s costs (7.50%) respectively.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 5.3%.

This results in a net rounded value of €23,250,000, equating to €768 per sq m.
ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €50,036,557 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A) (€)	MONTHLY RENTAL RATE PER SQ M (€)	RELATIVE QUALITY
60386 Frankfurt am Main	Distribution hall	Q4 2020	3,000	n/a	n/a	n/a	n/a	4.00	Better (directly in the Rhine - Main region)
63303 Dreieich	Warehouse	Q4 2020	4,800	n/a	n/a	n/a	n/a	4.85	Comparable (micro location)
68647 Biblis	Warehouse	Q4 2019	66,808	n/a	n/a	n/a	3,319,021	4.14	Comparable (micro location)
63293 Neu- Isenburg	Warehouse	Q4 2019	1,365	n/a	n/a	n/a	85,032	5.19	Similar (distance to the motorway)
68642 Buerstadt	Distribution hall	Q2 2018	73,830	n/a	10	n/a	3,729,891	4.21	Similar (distance to the motorway)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE (€)	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY
68199 Mannheim	Warehouse	Q4 2020	3,189	n/a	n/a	2,890,000	n/a	906	Similar (micro location)
63743 Aschaffenburg	Warehouse	Q4 2020	7,881	n/a	n/a	7,950,000	n/a	1,009	Slightly inferior (macro location)
34560 Fritzlar	Warehouse	Q1 2020	42,000	n/a	n/a	38,304,000	n/a	912	Slightly inferior (macro location)
68159 Mannheim	Warehouse	Q2 2019	21,999	n/a	n/a	18,000,000	n/a	818	Similar (micro location)

PROPERTY ID:	deairc - Aircom Parc
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Aircom Parc - Aircom Parc, Ratingen, 40880, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	23,075,000
Market Value (per sq m)	885
Net Initial Yield	5.51%
Reversionary Yield	6.36%
Equivalent Yield	6.20%
Gross Income (p.a.)	1,442,969
Gross Income (p.a.) (per sq m)	55
*Adj. Gross Income	1,442,969
Adj. Gross Income (per sq m)	55
Net Income (p.a.)	1,371,731
Net Income (p.a.) (per sq m)	53
Gross Rental Value	1,678,080
Gross Rental Value (per sq m)	64
Capital Expenditure	-655,308
Transaction Costs	8.00%
Over / Under Rented	7.29%

	KEY FACTS
	Metric	Value
	Total Area (sq m)	26,086
	WAULT to Break by Rent	1.83
	WAULT to Break by ERV	1.83
	WAULT to Expiry by Rent	1.83
	WAULT to Expiry by ERV	1.83
	Percentage of Vacancy (Area)	18.71%
	Percentage of Vacancy (ERV)	19.85%
**	Number of Tenants	25
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:42

PROPERTY ID:	deairc - Aircom Parc
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:42

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

40885 RATINGEN, SIEMENSSTRASSE 18 (AIRCOM PARK)

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
MARK-PHILIPP HELCK	08/01/2020	01/02/2021	INDUSTRIAL PARK

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

■	Well established commercial / logistics location;
■	Risk limitation through multi-tenant concept;
■	Good access to the motorways A524 (1.5 km), A52 (4.0 km) and A3 (5.0km);
■	Property is more or less let at market rent level.
■	WAULT of 1.83 years (to breaks);
■	Buildings contain asbestos and PCB;
■	Vacancy rate of 18.71% (by area).

OPPORTUNITIES	THREATS

■	The continuing positive development of the overall economy could lead to an increase in achievable rents;
■	Letting of the vacant office space at market conditions could improve income profile.
■	Fluctuations in the world economy and the global capital markets could have negative effects on German real estate market purchase prices;
■	Potentially high fluctuation and re-letting costs due to short remaining lease terms.

LOCATION & SITUATION

LOCATION	The city of Ratingen is the largest city in the district of Mettmann and borders on the urban areas of Dusseldorf, Duisburg, Muelheim and Essen. Due to its central location within the Rhine-Ruhr region, Ratingen is very well connected in terms of infrastructure. Ratingen stands out in the Mettmann district as a location specialized in trade and services with international local companies. In addition, Ratingen is considered the region's hotspot for the IT and telecommunications sectors. The relevant logistics locations in the region are located along the A3 and A1 motorways and on the Rhine (Cologne, Duesseldorf, Neuss, Leverkusen). The Ratingen location is, however, benefiting from the increasingly scarce supply of logistics space in the neighbouring markets of Duesseldorf and Duisburg and its proximity to Duesseldorf Airport.

Ratingen belongs to the logistics region Duisburg/ Lower Rhine. The urban areas in the Duisburg/Lower Rhine region are served by a dense motorway

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

network. This enables the region to supply the Rhineland and provides a rapid connection to Cologne/Bonn and the Ruhr district. The outer suburban areas, too, have adequate access to motorways. As a hinterland hub for containers from seaports, the region is especially well equipped with inland ports and container terminals along the Rhine. The Port of Duisburg (Duisport) is Europe’s largest inland port and Germany’s most important transshipment hub for seaport-hinterland transportation. Equally, the Ports of Emmerich and Neuss, for instance, also have container transshipment facilities. For the transportation of time-critical goods by air freight, the region has access to Duesseldorf Airport which is one of Germany’s busiest cargo airports. All told, the Duisburg/Lower Rhine region has one of the most efficient infrastructures and is one of the most flexible logistics regions in Germany.

Within the city of Ratingen, the subject property is situated in an area, which is mainly used for logistic and industrial purposes. The direct surroundings consist of industrial companies, logistics service providers and retailers.

The motorway connection can be described as good because of the proximity to the motorways A524, A52 and A3. The next airport is situated in Dusseldorf around 6.5 km away and reachable in approximately 10 minutes. The airport offers national and international connections.

PROPERTY DESCRIPTION

DESCRIPTION

The subject site covers an area of approximately 4.4 hectares and comprises four warehouse buildings. In total, the warehouse properties comprise 19 units each building houses a two-storey frontage with office space. Parking and yard areas are located in front and adjacent to the buildings.

Approx. 65% of the property is covered by the building complex. Accessing roads, loading areas and parking spaces (brick paving) cover approx. 30% of the subject site. The remaining 5% are covered with landscaping (lawns and trees) which are predominately located along the boundaries of the site.

Located on former agricultural land, the warehouses were constructed in 1978 and were refurbished between 2000 and 2002. The property was used for storage and retail purposes. Further, limited production and workshop activities were undertaken on the site.

The warehouse areas are constructed with pre-cast concrete pillars and concrete beams carrying a flat roof made of profiled steel elements. The façade is of trapezoidal metal clads and partly of concrete brick construction. In total, the warehouses comprise 40 loading doors which are mainly oriented to the inner yard area. Two of the properties can be completely encircled. Further, the site is accessed by three gates at the western and southern side which allow bypassing of all properties through the inner yard. A sufficient number of car parking as well as additional lorry parking spaces are located on the site.

During the inspection not all parts of the property and the premises were accessible.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Summary of known specification:

Characteristic	Result

Built / Renovation	1978 / 2000 / 2002

Eaves Height	N/A

No. of loading Doors	53

Loading Door Ratio	2.47

Yard Depth	Approx. 22-36 metres

Cross-Dock	Front loading

Warehouse (% of GLA)	82%

Site Coverage Ratio	65%

Source: Phase I Environmental Review dated January 2020; the information gathered during the site inspection.
ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us.
	Unit Description	Primary Use	Status	Area (sq m)
	Office	Office	LET	3,027.09
	Office	Office	VACANT	1,639.58
	Warehouse	Warehouse	VACANT	3,242
	Warehouse	Storage/Production	LET	18,138.57
	Other	Other	LET	38.77
	Total (lettable)			26,086.01

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €450,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

According to the Draft Environmental Due Diligence report dated 10 January 2020 from Ambiente Ltd. There are currently no known ground/soil contaminations. However, the following risks for contamination have been identified:

On-site

● No on-site potential sources of contamination have been identified for the property.

Off-site

● Potential for migration of contamination from neighbouring former and current light industrial uses.

In addition, there is the risk of the following building pollutants:

● Known asbestos containing materials and limited amounts of suspected PCBs within the building fabric.

From building operations, the following risks have been identified:

● No potential sources of contamination have been identified.

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

TENURE	We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

INCOME PROFILE	The rental contracts have not been available. The information is based on the rent schedule dated on 30 November 2020.

The property is leased nine tenants (ALMAMET GmbH, b+s exhibitions GmbH Design und Realisation, Conrad Licht & Rigging Support GmbH, Dr. med. Christine Schrammek Kosmetik GmbH & Co. KG, Energetic Lighting (Germany) GmbH, etaxx Gesellschaft für Unternehmensberatung mbH; Rechtsanwaltspraxis Jens Bude, Funny Handel GmbH & Co. KG, inMusic GmbH, JENOPTIK Industrial Metrology Germany, Leuchtenhalle Ratingen Reck GmbH & Co.KG, Metalle Schmidt GmbH (former Lontana SA)). 1,639 sq m of office space (6.32% of total space) are vacant.

The property has a short WAULT of 1.83 years (to breaks) from the date of valuation. The total gross current rent generated by the property is €1,442,969 per annum whilst our opinion of the current gross market rent is €1,678,080 per annum. The property is largely shown as rack rented after accounting for current vacancy.

The main tenant is with about 18% of the total rental space and about 18% of the total rental income is the “b+s exhibitions GmbH Design und Realisation”. The company is registered in Dusseldorf and its business is the interior design and trade fair construction.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

	Capital Expenditure:

	Type & Calculation	Source	Effective	Amount

	Capital Expenditure:	Technical Due	On Valuation	€450,000
	Fixed Amount	Diligence	No Repeat

	Tenant Incentives	CBRE Estimate	On lease start /	€122,025
			renewal
			No Repeat

	Letting Fees: 25% of	CBRE Estimate	On lease start /	€83,283
	Rental Value		renewal
			No Repeat

	TOTAL ON			€655,308
	VALUATION

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount

Void costs:	CBRE Estimate	On Valuation	€29,286
0.5% of rental value		On all voids

Maintenance: €2.00	CBRE Estimate	On Valuation +	€52,172
per sq m		Delay 60 Months
		In perpetuity

Management	CBRE Estimate	On Valuation	€33,562
2.0% of rental value		In perpetuity

Other Costs:	CBRE Estimate	On Valuation	€8,390
0.5% of rental value		In perpetuity

TOTAL: ON			€71,238
VALUATION

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. The rental rates for comparable premises range between €60.00 and €64.80 per sq m per annum, depending on the duration of lease contract, building specifications and age.

	Specific evidence of relevance to the asset is appended to this report, indicating a consistent annual rate of €60 per sq m (Warehouse). We have adopted the following rates within our valuation:

	Use	Letting-Status	Rental Area (sq m)	ERV per sq m	ERV (Total)

	Office	LET	3,027.09	€84.00 /sq m pa	€254,275.56 pa
	Office	VACANT	1,639.58	€84.00 /sq m pa	€137,724.72 pa
	Warehouse	LET	21,380.57	€60.00 /sq m pa	€1,282,834.20 pa
	Other	LET	38.77	€84.00 /sq m pa	€3,256.68 pa

	Total*		26,086.01	€64.33 /sq m pa	€1,678,091.16 pa

	* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.

	We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

	We would like to highlight investment comparable number one and three. Investment comparable number one is located in the vicinity of Cologne, in the village of Kerpen. It is near a major city, as well as near a motorway crossing. Thus, the location can be considered as similar. The property has a lettable area of around 3,700 sq m. It was sold for approx. €2,960,000 (equating to around €800 per sq m) in Q1 2020. Due to similar macro location, we consider the property comparable to the subject of valuation.

	Investment comparable number three is located in the direct vicinity to the Harbour of Neuss. Neuss is part of the Düsseldorf logistics region. The very good transport infrastructure situation in the Rhine District of Neuss makes Neuss an attractive location for logistics. Therefore, the location can be considered as similar. The property has a lettable area of around 16,300 sq m and was built in 1994. It was sold for approx. €15,000,000 (equating to around €920.25 per sq m) in Q1 2019. Due to the date of construction but similar macro location, we consider the property comparable to the subject of valuation.

	For the valuation of this asset, we have applied the following equivalent yield:

	- 6.20%

	This results in a Net Initial Yield of 5.51% and a capital rate per sq m of €885.

	On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

€23,075,000

(twenty-three million seventy-five thousand Euro)

The unrounded net capital value is €23,063,100. The gross unrounded capital value is €25,563,456 including €655,308 of capital costs and €1,845,048 purchaser’s costs (8.00%) respectively.

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 6.7%.

This results in a net rounded value of €19,100,000, equating to €732 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €30,541,917 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A) (€)	MONTHLY RENTAL RATE PER SQ M (€)	RELATIVE QUALITY
40885 Ratingen	Warehouse	Q4 2020	11,728	n/a	n/a	n/a	759,974	5.40	Similar (macro location)
40472 Düsseldorf	Warehouse	Q4 2019	3,079	n/a	n/a	n/a	184,740	5.00	Similar (distance to the motorway)
40472 Düsseldorf	Warehouse	Q4 2019	3,288	n/a	n/a	n/a	197,280	5.00	Similar (distance to the motorway)
40880 Ratingen	Warehouse	Q4 2019	1,890	n/a	n/a	n/a	113,400	5.00	Similar (macro location)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	PASSING RENT PER ANNUM	PURCHASE PRICE (€)	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY
50169 Kerpen	Warehouse	Q3 2020	3,700	n/a	2,960,000	n/a	800	Similar (macro location)
41334 Nettetal	Distribution hall	Q3 2019	32,000	n/a	27,552,000	n/a	861	Similar (micro location)
41460 Neuss	Distribution hall	Q1 2019	16,300	n/a	15,000,000	n/a	920	Similar (macro location)
47877 Willich	Warehouse	Q3 2018	5,200	n/a	4,271,000	n/a	821	Similar (macro location)

PROPERTY ID:	dealbe - Albert-Einstein-Strasse 1
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Albert-Einstein-Strasse 1 - Albert-Einstein-Strasse 1, Erkrath, 40699, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	19,075,000
Market Value (per sq m)	790
Net Initial Yield	6.68%
Reversionary Yield	6.23%
Equivalent Yield	6.00%
Gross Income (p.a.)	1,413,237
Gross Income (p.a.) (per sq m)	59
*Adj. Gross Income	1,413,237
Adj. Gross Income (per sq m)	59
Net Income (p.a.)	1,376,785
Net Income (p.a.) (per sq m)	57
Gross Rental Value	1,385,622
Gross Rental Value (per sq m)	57
Capital Expenditure	-1,162,916
Transaction Costs	8.00%
Over / Under Rented	3.62%
	KEY FACTS
	Metric	Value
	Total Area (sq m)	24,148
	WAULT to Break by Rent	2.49
	WAULT to Break by ERV	2.50
	WAULT to Expiry by Rent	2.49
	WAULT to Expiry by ERV	2.50
	Percentage of Vacancy (Area)	1.25%
	Percentage of Vacancy (ERV)	1.57%
**	Number of Tenants	33
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:42

PROPERTY ID:	dealbe - Albert-Einstein-Strasse 1
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:42

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

40699 ERKRATH, ALBERT-EINSTEIN-STRASSE 1

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
MARK-PHILIPP HELCK	08/01/2020	01/02/2021	WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

■   The subject property is centrally located in one of Germany’s most important logistic regions “Duisburg / Lower Rhine”;

■  Excellent connection to motorways A3, A46 and A59;

■   Low vacancy rate of below 2%.

■ High office share of around 19%; ■ WAULT of less than 3 years.
OPPORTUNITIES	THREATS
■ The continuing positive development of the overall economy could lead to an increase in achievable rents.

■   Fluctuations in the world economy and the global capital markets could have negative effects on the German commercial real estate market;

■    High capex could be incurred in mid to long term (due to advanced building age).

LOCATION & SITUATION

LOCATION

The next largest economically significant city is Ratingen. Ratingen is the largest city in the Mettmann region and borders on the urban areas of Dusseldorf, Duisburg, Muelheim and Essen. Due to its central location within the Rhine- Ruhr region, Erkrath is very well connected in terms of infrastructure. The location, first and foremost Ratingen stands out in the Mettmann district as a location specialized in trade and services with international local companies. In addition, Ratingen is considered the region's hotspot for the IT and telecommunications sectors.

Despite belonging to the logistics region of Dusseldorf, Erkrath only has a limited relevance as a logistics market. The relevant logistics locations in the region are positioned along the A 3 and A 1 as well as on the Rhine rail (Cologne, Dusseldorf, Neuss, Leverkusen). Based in Erkrath and the surrounding area are therefore rather local companies, as well as companies with special freight solutions or transportation lines.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

However, the location is benefiting from the increasingly scarce supply of logistics space in the adjacent markets.

Within the city of Erkrath, the subject property is situated in an area, which is mainly used for logistic and industrial purposes. The direct surroundings consist of industrial companies, logistics service providers and retailers.

The motorway connection can be described as excellent due to the close proximity to the motorways A3 and A46. The nearest airport is situated in Dusseldorf around 25 km away and reachable in approx. 25 minutes. The airport offers national and international connections.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property covers an area of approx. 5 hectares and comprises 8 warehouse buildings (A-H) which form three building complexes.

The northern complex contains 3 warehouse buildings (Buildings A, B/C and D). The warehouse structure E/F is located in the south west and comprises 5 units. The buildings G and H form the third building complex located in the southern section of the site. The majority of the buildings comprise two-storey frontages which are oriented to the inner yard of the site. A boiler house is located in the centre of the property.

Approx. 60% of the site is covered by the building complexes. Accessing roads, loading areas and parking spaces (mainly concrete block paving) cover approx. 30% of the subject site. The remaining ~10% are covered with landscaping (grass, bushes and trees) which are predominately located along the boundaries of the site.

In 1975, the current buildings A - G as well as the boiler house which form the “Industriepark Erkrath” were constructed on former agricultural land. In 1978, building H was constructed as a carpet outlet.

The warehouse buildings have been predominately used for distribution, wholesale and storage purposes. Production activities have not been undertaken on the site.

The warehouse areas are constructed with pre-cast concrete pillars and concrete beams. The flat roofs are of profiled steel elements and are covered with roofing membrane or bitumen sheets. The façades of the warehouses are of trapezoidal metal clad and corrugated metal sheets. Parts of the inner walls are of brick wall construction. The façades of the office buildings are of wash concrete clads or are plastered.

In total, the warehouse structures comprise 32 loading doors which are mainly oriented towards the inner yard area. The properties are accessed from the eastern part of the site and cannot be encircled. A sufficient number of car and lorry parking spaces are located within the yard and aside the buildings.

During the inspection not all parts of the property and the premises were accessible.

Summary of known specification:

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Characteristic	Result
Built / Renovation	1975 / 1978
Eaves Height	n/a
No. of loading Doors	32
Loading Door Ratio	1.63
Yard Depth	Approx. 22-34 metres
Cross-Dock	None
Warehouse (% of GLA)	81%
Site Coverage Ratio	60%
Source: Phase I Environmental Review dated January 2020; the information gathered during the site inspection.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us.

	Unit description	Primary use	Status	Area (sq m)
	Warehouse	Logistics	Let	19,612.96
	Office	Office	Let	4,233.00
	Office	Office	Vacant	302.00
	Total			24,147.96

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €872,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have summarised the findings from a schedule provided in relation to‘ Priority sites’ within the front section of this report.

According to the Draft Environmental Due Diligence report dated 13 December 2019 by Ambiente Ltd, there are currently no known ground/soil

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

contaminations. However, the following risks for contamination have been identified:

On-site:

• Potential for contamination from multi-let light industrial use / warehousing from c. 1975/78.

Off-site:

• Potential for migration of contamination from neighbouring light industrial uses (E, S).

In addition, there is a risk of the following building pollutants:

• Potentially hazardous building materials (asbestos, AMF, PCB, PAH) within the building fabric.

From building operations, the following risks have been identified:

• Potential leaks and spills from historical storage of heating oil since c. 1975.

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

TENURE	We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE	We have not been provided with any lease contracts. The following information is based on the rent schedule dated on 30 November 2020.

The property is almost fully let and occupied by 5 tenants, including Wakayo Boden, Sangro, DVG, ARBO and Werbung im Verkehr GmbH.

The property has a WAULT of 2.49 years (to breaks) as at the date of valuation. The total gross current rent generated by the property is €1,413,237 per annum, whilst our opinion of the gross market rent is €1,385,622 per annum.

The main tenant, Sangro Medical Service and Sangro ehem, accounts for over 70% of the total current income. They provide an outpatient customer homecare service with over 150 employees.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

	Capital Expenditure:
	Type & Calculation	Source	Effective	Amount
	Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€872,000
	Tenant Incentives	CBRE Estimate	On lease start /renewal No Repeat	€7,550
	Letting Fees: 25% of Rental Value	CBRE Estimate	On lease start /renewal No Repeat	€5,436
	Rent Free	CBRE Estimate	On Valuation / No Repeat	€277,930
	TOTAL ON VALUATION			€1,162,916
	Revenue Deductions:
	Type & Calculation	Source	Effective	Annual Amount
	Maintenance: €2.75 per sq m	CBRE Estimate	On Valuation + Delay 60 Months In perpetuity	€66,407
	Management 2.0% of rental value	CBRE Estimate	On Valuation In perpetuity	€27,712.44
	Void Costs: €0.50 per sq m	CBRE Estimate	On Valuation On all voids	€1,812
	Other Costs: 0.5% of rental value	CBRE Estimate	On Valuation In perpetuity	€6,928.11
	TOTAL: ON VALUATION			€36,453

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION METHODOLOGY– MARKET VALUE

We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. The rental rates range between €55.20 and €58.80 per sq m per annum, depending on the duration of lease contracts, building specifications and age.

The second comparable serves as the primary rental evidence. The recorded letting transaction is of a property which is situated in a similar micro location and in close vicinity to the motorway. Therefore, the location can be assessed as very comparable. The property consists of four different building complexes and comprises warehouse, production and office areas with a total of 5,517 sq m. The comparable property also is similar in terms of building quality and fit out. We have adopted the following rental rates within our valuation:

	Use	Letting-Status	Rental Area	ERV per sq m	ERV (Total)

	Office	LET	4,233.00 sq m	€72.00 /sq m pa	€304,776.00 pa

	Office	VACANT	302.00 sq m	€72.00 /sq m pa	€21,744.00 pa

	Warehouse	LET	19,612.96 sq m	€54.00 /sq m pa	€1,059,100.00 pa

	Total*		24,147.96 sq m	€57.38 /sq m pa	€1,385,620.00 pa

* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.

We have arrived at our opinion of Market Value adopting the traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would highlight investment comparable number one and two:

The first investment comparable is located in Kerpen. The motorway can be reached within 5 minutes by car. The property has a lettable area of around 3,700 sq m and was sold for approx. EUR 2,960,000 (equating to ~EUR 800 per sq m) in Q3 2020. We consider the property comparable to the subject of valuation, first and foremost, due to the similar location.

Investment comparable number four is located in Dortmund. It is advantageous that a train station is located within immediate vicinity of the property. The motorway can be reached within a few minutes' drive. The premises offers a lettable area of around 3,500 sq m. It was sold for about EUR 2,500,000 (equating to ~EUR 714 per sq m) in Q3 2019. Due to the similar micro location, we consider the transacted property to be comparable to the subject property.

For the valuation of this asset, we have applied the following Equivalent Yield:

- 6.00%

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

This results in a Net Initial Yield of 6.68% and a capital rate per sq m of €790.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€19,075,000

(nineteen million seventy-five thousand Euro)

The unrounded net capital value is €19,083,030. The gross unrounded capital value is €21,772,588 including €1,162,916 of capital costs and €1,526,643 purchaser’s costs (8.00%) respectively.

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 6.5%.This results in a net rounded value of €15,275,000, equating to €633 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €29,935,924 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A) (€)	MONTHLY RENTAL RATE PER SQ M (€)	RELATIVE QUALITY

40472 Düsseldorf	Warehouse	Q4 2020	3,311	n/a	n/a	n/a	182,767	4.60	Similar (distance to the motorway)

40721 Hilden	Warehouse	Q4 2019	5,517	n/a	n/a	n/a	314,469	4.75	Similar (distance to the motorway)

40721 Hilden	Warehouse	Q4 2019	3,086	n/a	n/a	n/a	162,940	4.40	Similar (distance to the motorway)

40599 Dusseldorf	Warehouse	Q4 2019	4,200	n/a	n/a	n/a	246,960	4.90	Similar (distance to the motorway)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	WAULT (YEARS)	PASSING RENT PER ANNUM (€)	PURCHASE PRICE (€)	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY

50169 Kerpen	Distribution hall	Q3 2020	3,700	n/a	n/a	2,960,000	n/a	800	Similar (macro location)

50226 Frechen	Warehouse	Q2 2020	9,400	n/a	n/a	7,520,000	n/a	800	Similar (macro location)

44329 Dortmund	Distribution hall	Q3 2019	42,610	n/a	n/a	32,700,000	n/a	767	Similar (micro location)

44147 Dortmund	Distribution hall	Q2 2019	3,500	n/a	n/a	2,500,000	n/a	714	Similar (micro location)

PROPERTY ID:	dedona - Donatusstrasse 127-129
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Donatusstrasse 127-129 - Donatusstrasse 127-129, Pulheim, 50259, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	13,500,000
Market Value (per sq m)	1,085
Net Initial Yield	3.30%
Reversionary Yield	4.52%
Equivalent Yield	4.40%
Gross Income (p.a.)	521,949
Gross Income (p.a.) (per sq m)	42
*Adj. Gross Income	521,949
Adj. Gross Income (per sq m)	42
Net Income (p.a.)	484,634
Net Income (p.a.) (per sq m)	39
Gross Rental Value	719,787
Gross Rental Value (per sq m)	58
Capital Expenditure	-316,232
Transaction Costs	8.99%
Over / Under Rented	0.75%

   KEY FACTS

	Metric	Value
	Total Area (sq m)	12,438
	WAULT to Break by Rent	1.71
	WAULT to Break by ERV	1.80
	WAULT to Expiry by Rent	1.71
	WAULT to Expiry by ERV	1.80
	Percentage of Vacancy (Area)	25.89%
	Percentage of Vacancy (ERV)	28.03%
**	Number of Tenants	16
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:42

PROPERTY ID:	dedona - Donatusstrasse 127-129
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:42

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

50259 PULHEIM – DONATUSSTRASSE 127-129

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE

MARK-PHILIPP HELCK	09/01/2020	01/02/2021	INDUSTRIAL PARK

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
■ The subject property is located in the logistics region Cologne Basin; ■ Good access to the motorways A1 (5.7 km) and A4 (7.2km); ■ Risk limitation through multi-tenant concept.	■ High vacancy rate of around 26% (by area); ■ WAULT of less than 2 years.

OPPORTUNITIES	THREATS
■ The continuing positive development of the overall economy could lead to an increase in achievable rents; ■ Letting of the vacant spaces at market conditions could improve income profile.

■    Fluctuations in the world economy and the global capital markets could have negative effects on German real estate market purchase prices;

■    Potential for soil contamination from storage of hazardous goods since 1995.

LOCATION & SITUATION

LOCATION	The next largest economically significant city is Cologne. Together with the former federal capital Bonn, Cologne forms the heart of the Cologne-Bonn metropolitan region, which is also part of the Rhine-Ruhr metropolitan region. Cologne is front and centre of the eponymous logistics region. The greater Cologne area represents an important logistics location due to its conveniently accessible location at the intersection of several motorways, railway lines and on the Rhine. In addition to its integration into a dense motorway and railway network (being a central rail hub in continental Europe), Cologne's perks as logistics location include the Cologne/Bonn Airport, the inland port in Cologne-Niehl and the cargo transhipment centre GVZ Cologne-Eifeltor.

Pulheim belongs to the logistics region Cologne Basin. The Cologne Basin is directly adjacent to the Duisburg/Lower Rhine region in the south-west of the federal state of North Rhine-Westphalia and comprises the area between the cities of Cologne, Bonn and Aachen. To the north, the region extends as far as Leverkusen. The boundary with Duisburg/Lower Rhine passes to the north

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

of the town of Dormagen all the way up to the Dutch border. The region’s logistics potential stems from supplying the urban agglomeration and local industry as well as the use of the multimodal infrastructure. This makes the location especially attractive to companies from the retail sector as well as contract and network logistics service providers.

Within the city of Pulheim, the subject property is situated in an area, which is mainly used for logistic and industrial purposes. The direct surroundings consist of industrial companies, logistic service providers and retailers.

The motorway connection can be described as good because of the close proximity to the motorway A1. The next airport is situated in Cologne around 30 km away and reachable in approximately 30 minutes. The airport offers national and international connections.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property covers an area of approximately 2.1 hectares and comprises an irregular-shaped warehouse complex. In total, the building complex comprises 9 warehouse units as well as two-storey office areas for each of the units.

Approx. 65% of the subject site is covered with the building complex. Access roads (Asphalt), yard areas and parking space cover approx. 25% of the property. Approx. 10% of the site is covered with landscaping mainly located along the property boundaries and before the entrances to the buildings.

In 1995, the building complex was constructed on former agricultural land and for storage and distribution purposes.

The warehouse areas are constructed with pre-cast concrete pillars and concrete beams. The roof is of profiled steel elements and is covered with roofing membrane. The façade is covered with wash concrete panels and the warehouse units a separated by brick walls.

In total, the warehouse building comprises 18 loading doors, i. e. 2 per unit. The loading door are mainly oriented to the encircling road around the property which is accessed in the south of the property. A sufficient number of car parking spaces are located in the northern part of the site as well as along the warehouses.

During the inspection not all parts of the property and the premises were accessible.

Summary of known specification:

Characteristic	Result
Built / Renovation	1995

Eaves Height	n.a.

No. of loading Doors	18

Loading Door Ratio	2.15

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Yard Depth	Approx. 22-36 metres

Cross-Dock	Front loading

Warehouse (% of GLA)	67%

Site Coverage Ratio	65%

ACCOMMODATION

Source: Phase I Environmental Review dated January 2020; the information gathered during the site inspection.

We have not measured the property, but as instructed, we have relied upon floor areas made available to us.

Unit Description	Primary Use	Status	Area (sq m)

Office	Office	LET	2,283.00

Office	Office	VACANT	1,785.84

Warehouse	Storage/Production	LET	6,935.28

Warehouse	Storage/Production	VACANT	1,434.32

Total (lettable)			12,438.44

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €137,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

According to the Draft Environmental Due Diligence report dated 10 January 2020 from Ambiente Ltd. There are currently no known ground/soil contaminations. However, the following risks for contamination have been identified:

On-site

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

●    Potential for contamination from light industrial use of the subject property since c.1995, including storage and use of small quantities of hazardous materials.

Off-site

●    Potential for migration of contamination from neighbouring light industrial uses

In addition, there is the risk of the following building pollutants:

●    No potential sources of contamination have been identified.

From building operations, the following risks have been identified:

●    No potential sources of contamination have been identified.

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

TENURE	We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE	The rental contracts have not been available. The information is based on the rent schedule dated on 30 November 2020.

The property is leased to ten tenants (BG Transport GmbH, H.I.B. GmbH, HAVA-TEX Haustextilgesellschaft mbH, ITAB Germany GmbH, JSP Trading GmbH, KKF Reifen GmbH i.G., Revoseal Europe GmbH, WORLD Warenhandels GmbH, Zentralapotheke St. Franziskus-Hospital). 1,786 sq m of office spaces and 1,434 sq m of warehouse spaces (25.88% of total space) are vacant.

The property has a WAULT of 1.71 years (to breaks) from the date of valuation. The total gross current rent generated by the property is €521,949 per annum whilst our opinion of the total gross market rent is €719,787 per annum. The property is largely shown as rack rented after accounting for current vacancy.

The main tenant is with about 16% of the total rental space and about 22% of the total rental income is the “BG Transport GmbH”. The company BG Transport GmbH provides logistics solutions. The Company also offers assembly, removal and construction services.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

Type & Calculation	Source	Effective	Amount

Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€137,000

Tenant Incentives	CBRE Estimate	On lease start / renewal No Repeat	€128,800

Letting Fees: 25% of Rental Value	CBRE Estimate	On lease start / renewal No Repeat	€50,432

TOTAL ON VALUATION			€316,232

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount

Maintenance: €3.00 per sq m	CBRE Estimate	On Valuation + Delay 60 Months	€37,314
		In perpetuity

Management 2.0% of rental value	CBRE Estimate	On Valuation In perpetuity	€14,396

Void Costs: €6 per sq m	CBRE Estimate	On Valuation On all voids	€19,320

Other Costs: 0.5% of rental value	CBRE Estimate	On Valuation In perpetuity	€3,599

TOTAL: ON VALUATION			€37,315

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. The rental rates range between €51.12 and €58.80 per sq m per annum, depending on the duration of the lease contract, building specifications and

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

age. Within the evidence table appended, we would highlight the properties in Hilden as being of greatest relevance in asset characteristics.

The second comparable serves as the primary rental evidence. The recorded letting transaction is of a property which is situated in a similar micro location and in close vicinity to the motorway. Therefore, the location can be assessed as very comparable. The property consists of four different building complexes and comprises warehouse, production and office areas with a total of 5,517 sq m. The comparable property also is similar in terms of building quality and fit out. We have adopted the following rental rates within our valuation:

Use	Letting-Status	Rental Area (sq m)	ERV per sq m	ERV (Total)

Office	LET	2,283.00	€72.00 /sq m pa	€164,376.00 pa

Office	VACANT	1,785.84	€72.00 /sq m pa	€128,580.48 pa

Warehouse	LET	6,935.28	€51.00 /sq m pa	€353,699.28 pa

Warehouse	VACANT	1,434.32	€51.00 /sq m pa	€73,150.32 pa

Total*		12,438.44	€57.87 /sq m pa	€719,806.08 pa

* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would like to highlight investment comparable number two and four. The second investment comparable is also in the direct vicinity to the motorway. The location can be considered as similar. The property has a lettable area of around 43,095 sq m. In addition, it was sold for approx. EUR 45,900,000 (equating to around EUR 1,065 per sq m) in Q3 2019. Due to the less intensive macro location in terms of logistics, we consider the property inferior to the subject of valuation.

Investment comparable four is also located in the direct vicinity to the motorway. The location can be considered as comparable as well. The property has a lettable area of around 9,500 sq m and was sold for about EUR 9,097,200 (equating to around EUR 958 per sq m) in Q4 2018. Due to the similar macro location, we consider the property to be similar.

For the valuation of this asset, we have applied the following equivalent yield:

- 4.40%

This results in a Net Initial Yield of 3.30% and a capital rate per sq m of €1.085. The Net Initial Yield is currently being influenced by the level of vacancy.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€13,500,000

(thirteen million five hundred thousand Euro)

The unrounded net capital value is €13,489,229. The gross unrounded capital value is €15,019,492 including €316,232 of capital costs and €1,214,031 purchaser’s costs (9.00%) respectively.

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 5.4%.

This results in a net rounded value of €10,000,000, equating to €804 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €18,246,079 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A) (€)	MONTHLY RENTAL RATE PER SQ M (€)	RELATIVE QUALITY
40472 Düsseldorf	Warehouse	Q4 2020	3,311	n/a	n/a	n/a	182,767	4.60	Slightly superior (macro location)
40721 Hilden	Warehouse	Q4 2019	3,086	n/a	n/a	n/a	162,940	4.40	Similar (distance to the motorway)
50825 Cologne	Warehouse	Q4 2019	2,133	n/a	n/a	n/a	109,039	4.26	Similar to superior (macro location)
40599 Dusseldorf	Warehouse	Q4 2019	4,200	n/a	n/a	n/a	246,960	4.90	Slightly superior (macro location)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
50126 Bergheim	Distribution hall	Q3 2020	19,404	n/a	50,000,000	n/a	925	Similar (micro location)
40885 Ratingen	Distribution hall	Q3 2019	43,095	n/a	45,900,000	n/a	1,065	Similar (macro location)
41179 Mönchengladbach	Distribution hall	Q2 2019	153,084	n/a	187,000,000	n/a	1,222	Superior (macro location)
50170 Kerpen	Warehouse	Q4 2018	9,500	7	9,097,200	n/a	958	Similar (macro location)

PROPERTY ID:	defeld - Feldbachacker 4
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Feldbachacker 4 - Feldbachacker 4, Dortmund, 44149, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	8,470,000
Market Value (per sq m)	797
Net Initial Yield	3.25%
Reversionary Yield	5.19%
Equivalent Yield	5.00%
Gross Income (p.a.)	318,927
Gross Income (p.a.) (per sq m)	30
*Adj. Gross Income	318,927
Adj. Gross Income (per sq m)	30
Net Income (p.a.)	301,538
Net Income (p.a.) (per sq m)	28
Gross Rental Value	515,586
Gross Rental Value (per sq m)	49
Capital Expenditure	-266,625
Transaction Costs	9.50%
Over / Under Rented	-31.57%

     KEY FACTS

	Metric	Value
	Total Area (sq m)	10,625
	WAULT to Break by Rent	0.91
	WAULT to Break by ERV	0.91
	WAULT to Expiry by Rent	0.91
	WAULT to Expiry by ERV	0.91
	Percentage of Vacancy (Area)	7.06%
	Percentage of Vacancy (ERV)	9.60%
**	Number of Tenants	1
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:42

PROPERTY ID:	defeld - Feldbachacker 4
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:42

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

44149 DORTMUND, FELDBACHACKER 4

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE

FLORIAN ECKERVOGT	09/01/2020	01/02/2021	WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

■  The subject property is located in an established commercial/logistic location.

■   Excellent connection to the motorway network with the motorway junction A40 situated in direct vicinity;

■    Availability of surplus land.

■ Building appears to be in poor condition; ■ Outdated fit out; ■ Insufficient number of loading docks; ■ High office share; ■ WAULT of less than 1 years.

OPPORTUNITIES	THREATS

■    The continuing positive development of the overall economy could lead to an increase in rents.

■    Letting of the vacant area and extension of the existing lease could increase attractiveness as investment product.

■    Fluctuations in the world economy and the global capital markets could have negative effects on German real estate market purchase prices.

■    High capital expenditure costs could occur in the future (due to building age).

LOCATION & SITUATION

LOCATION

Dortmund is traditionally regarded as an industrial location with the "trinity" of coal mining, steel production and beer brewing. Dortmund's economy is characterised by structural change from a former mining and processing location to a service location. The Dortmund urban area is affected by the federal motorways A1, A2 and A45 and the A40 as well as various federal roads provide efficient cross-connections. As an ICE stop, Dortmund Central Station is excellently integrated into the national railway network both in a north-south and east-west direction. Dortmund International Airport is located around 12 km outside the city centre on the eastern edge of the city.

Dortmund lies at the heart of the eponymous logistics region. Together with the county of Unna and the city of Hamm, the region is home to quite a number of popular logistics locations. In addition to its proximity to the major consumer markets of the Ruhr metro area and the Rhine valley, its central location in

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Germany and Europe, Dortmund also benefits from great transport links and the associable advantages for the location. Aside from superb integration into the inter-regional road and rail networks, the city boasts additional transport connections via its regional airport and its inland port.

Within the city of Dortmund, the subject property is situated in an area, which is mainly used for industrial purposes. The direct surroundings consist of industrial companies and garages.

The motorway connection can be described as very good because of the close proximity to the motorway A40. The next airport is situated in Dortmund around 20 km away and reachable in approximately 40 minutes. The airport offers national and international connections.

PROPERTY DESCRIPTION

DESCRIPTION	The site covers an area of approximately 3.4 hectares and comprises one building with 2-storey section facing south (3-storey in the southwest) and three connected warehouse units to the rear.

An access road and parking area are located to the west of the building, while the loading area and storage yard is located in the northern part of the site. The remain-der of the site area to the north, east and south of the site building comprises undeveloped land (potential development plots).

A former gatehouse and transformer building are located in the south-western part of the property (by the site entrance).

The building complex covers 30% of the property. Approximately 10% is used as access roads and car parking (covered with brick paving). The remaining 60% of the property is undeveloped and is predominately covered in grass, together with some bushes and trees.

The property is located in an area known for former shallow coal mining in the mid/late 19th century. The site was undeveloped, agricultural land prior to the construction of the western section of the current building in 1984. The building was subsequently extended to the east in 1991 and 1994.

Summary of known specification:

Characteristic	Result

Built / Renovation	1984 / 1991 / 1994

Eaves Height	6.0 metres

No. of loading Doors	3

Loading Door Ratio	0.31

Yard Depth	Approx. 26-32 metres

Cross-Dock	None

Warehouse (% of GLA)	87%

Site Coverage Ratio	30%

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Source: Phase I Environmental Review dated January 2020; the information gathered during the site inspection.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us.
Unit description	Primary use	Status	Area (sq m)

Warehouse	Logistics	Let	9,200

Office	Office	Let	205

Office	Office	Vacant	750

Other	Other	Let	470

Other	External / Yard	Vacant	(31,630)

Total (lettable)			10,625 (excl. External)

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €243,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have been made aware that although not registered in the register of contaminated sites, indications for potential contamination exist at this property likely in relation to in particular due to their current or former use. If future excavation works are carried out at these Properties, this could lead to additional costs. However, no action is required on the current use of the Properties. As such we have assumed this does not have a material impact

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

on our opinion of value given the valuation is prepared taken the current use into consideration.

According to the Draft Environmental Due Diligence report dated 13/12/2019 from Ambiente Ltd, there are currently no known ground/soil contaminations. However, the following risks for contamination have been identified:

On-site

● Former and current potentially contaminative uses of the property (including spray paint facility and production and car tyre storage and assembly) from c.1983 to the present day.

Off-site

● No significant sources of contamination have been identified.

In addition, there is the risk of the following building pollutants:

● Potential for methane gassing (natural source).

● Knownasbestos containing materials.

From building operations, the following risks have been identified:

● No potential sources of contamination have been identified.

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

TENURE	We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

INCOME PROFILE	The rental contracts have not been made available to us. The information stated below is based on the rent schedule dated on 20 November 2020.

The property is leased to a single tenant (Schenker Deutschland AG). 750.00 sq m of office spaces (7.06% of total space) are vacant.

The property has a very short WAULT of 0.91 years from the date of valuation. The total gross current rent generated by the property is €318,927 per annum whilst our opinion of the total gross market rent is €515,586 per annum. The property is shown as under-rented after factoring current vacancy.

The main tenant with about 93% of the total rental space and 100% of the total rental income is the “Schenker Deutschland AG”. The company was founded in 1988. The Company's line of business includes the arranging of transportation of freight and cargo.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

Type & Calculation	Source	Effective	Amount

Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€243,000

Tenant Incentives	CBRE Estimate	On lease start / renewal No Repeat	€11,250

Letting Fees: 25% of Rental Value	CBRE Estimate	On lease start / renewal No Repeat	€12,375

TOTAL ON VALUATION			€266,625

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount

Maintenance: €2.00 per sq m	CBRE Estimate	On Valuation + Delay 60 Months In perpetuity	€21,250

Management	CBRE Estimate	On Valuation	€10,312

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

2.0% of rental value		In perpetuity

Void Costs: €0.50 per sq m	CBRE Estimate	On Valuation On all voids	€4,500

Other Costs: 0.5% of rental value	CBRE Estimate	On Valuation In perpetuity	€2,578

TOTAL: ON VALUATION			€17,390

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. The rental rates range between €45 and €55.2 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Within the evidence table appended, we would highlight the property in Dortmund as being of greatest relevance in terms of property characteristics. Comparable number three is located in the similar micro location, in a close vicinity to the motorway. Therefore, the location can be assessed as comparable. The property is an industrial hall with a total of 30,000 sq m of storage and production area. The property also benefits from good public transport connections. We have adopted the following rates across the property:

Use	Letting-Status	Rental Area	ERV per sq m	ERV (Total)

External / Yard	VACANT	(31,630.00 sq m)	€0.00 /sq m pa	€0.00 pa

Office	LET	205.00 sq m	€66.00 /sq m pa	€13,530.00 pa

Office	VACANT	750.00 sq m	€66.00 /sq m pa	€49,500.00 pa

Other	LET	470.00 sq m	€46.80 /sq m pa	€21,996.00 pa

Warehouse	LET	9,200.00 sq m	€46.80 /sq m pa	€430,560.00 pa

Total*		10,625.00 sq m	€48.53 /sq m pa	€515,586.00 pa

* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

The first investment comparable is located in Kerpen. The motorway can be reached within 5 minutes by car. The property has a lettable area of around 3,700 sq m and was sold for approx. EUR 2,960,000 (equating to ~EUR 800 per sq m) in Q3 2020. Due to the similar micro location, we consider the transacted property to be comparable to the subject property.

Investment comparable number four is located in Dortmund. It benefits from a train station within the immediate vicinity of the property. The motorway can be reached within a few minutes' drive. The premises offers a lettable area of around 3,500 sq m. It was

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

sold for about EUR 2,500,000 (equating to ~EUR 714 per sq m) in Q3 2019. We consider the property comparable to the subject of valuation, first and foremost, due to the similar location.

For the valuation of this asset, we have applied the following equivalent yield:

- 5.00%

This results in an Initial Yield of 3.25% and a capital rate per sq m of €797. The Net Initial Yield is currently being influenced by the level of under-rent.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€8,470,000

(eight million four hundred seventy thousand Euro)

The unrounded net capital value is €8,469,538. The gross unrounded capital value is €9,540,769 including capital costs of €266,625 and €804,606 of purchaser’s costs (9.50%).

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 5.5%.

This results in a net rounded value of €7,090,000, equating to €667 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €11,247,655 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A) (€)	MONTHLY RENTAL RATE PER SQ M (€)	RELATIVE QUALITY
40472 Düsseldorf	Warehouse	Q4 2020	3,311	n/a	n/a	n/a	182,767	4.60	Similar (macro location)
58454 Witten	Distribution hall	Q4 2019	8,920	n/a	n/a	n/a	401,400	3.75	Similar (distance to the motorway)
44145 Dortmund	Distribution hall	Q4 2019	30,000	n/a	n/a	n/a	1,476,000	4.10	Similar (micro location
44577 Castrop- Rauxel	Warehouse	Q4 2019	24,830	n/a	1.50	n/a	1,251,432	4.20	Inferior (macro location)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	WAULT (YEARS)	PASSING RENT PER ANNUM (€)	PURCHASE PRICE (€)	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY
50169 Kerpen	Distribution hall	Q3 2020	3,700	n/a	n/a	2,960,000	n/a	800	Similar (distance to the motorway)
50226 Frechen	Warhouse	Q2 2020	9,400	n/a	n/a	7,520,000	n/a	800	Inferior (macro location)
44329 Dortmund	Distribution hall	Q3 2019	42,610	n/a	n/a	32,700,000	n/a	767	Similar (macro and micro location)
44147 Dortmund	Distribution hall	Q2 2019	3,500	n/a	n/a	2,500,000	n/a	714	Similar (macro and micro location)

PROPERTY ID:	defelh - Feldheider Strasse 37-45 / 38-78
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Feldheider Strasse 37-45 / 38-78 - Feldheider Strasse 37-45 / 38-78, Erkrath, 40699, Germany

Essen
Duisburg
Witten
Krefeld
Hagen
Ratingen
Viersen
Düsseldorf
Wuppertal
Neuss
Mönchengladbach
Remscheid
Solingen
Wermelskirchen
Grevenbroich
Leverkusen
Bergisch Gladbach
Bergheim
Map data ©2021 GeoBasis-DE/BKG (©2009)

Bergische Allee
Sedentaler Str.
Beckhauser Str.
Kreuz Hilden
Max-Planck-Straße
Sandheider Str.
TERFELDHAUS
Max-Planck-Straße
Kreuz Hilden
Map data ©2021 GeoBasis-DE/BKG (©2009)

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	16,700,000
Market Value (per sq m)	796
Net Initial Yield	6.87%
Reversionary Yield	6.30%
Equivalent Yield	6.25%
Gross Income (p.a.)	1,274,865
Gross Income (p.a.) (per sq m)	61
*Adj. Gross Income	1,274,865
Adj. Gross Income (per sq m)	61
Net Income (p.a.)	1,235,603
Net Income (p.a.) (per sq m)	59
Gross Rental Value	1,227,042
Gross Rental Value (per sq m)	58
Capital Expenditure	-772,024
Transaction Costs	7.75%
Over / Under Rented	12.75%
	KEY FACTS
	Metric	Value
	Total Area (sq m)	20,985
	WAULT to Break by Rent	3.94
	WAULT to Break by ERV	3.93
	WAULT to Expiry by Rent	3.94
	WAULT to Expiry by ERV	3.93
	Percentage of Vacancy (Area)	6.82%
	Percentage of Vacancy (ERV)	7.85%
**	Number of Tenants	53
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:42

PROPERTY ID:	defelh - Feldheider Strasse 37-45 / 38-78
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:42

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

40699 ERKRATH, FELDHEIDER STRASSE 37-45/ 38-78

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE

MARK-PHILIPP HELCK	08/01/2020	01/02/2021	WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

■    The subject property is located in one of the most important German logistics region;

■    Excellent connection to the motorways network, in close vicinity to A3 and A46;

■    Rack rented;

■    High WAULT of around 4 years (to breaks).

■ The subject property is located in a less concentrated part of the logistics cluster Duisburg / Lower Rhine; ■ Very high office share of around 24%.

OPPORTUNITIES	THREATS
■ The continuing positive development of the overall economy could lead to an increase in achievable rents; ■ Reduction of vacancy could increase attractiveness as an investment product.

■    Fluctuations in the world economy and the global capital markets could have negative effects on the German commercial real estate market;

■    High capex could be incurred in mid- to long- term due to fairly advanced building age.

LOCATION & SITUATION

LOCATION

Ratingen is the largest city in the Mettmann region and borders on the urban areas of Dusseldorf, Duisburg, Muelheim and Essen. Due to its central location within the Rhine-Ruhr region, Erkrath is very well connected in terms of infrastructure. The location, first and foremost Ratingen stands out in the Mettmann district as a location specialized in trade and services with international local companies. In addition, Ratingen is considered the region's hotspot for the IT and telecommunications sectors.

Despite belonging to the logistics region of Dusseldorf, Erkrath has only a limited relevance as a logistics market. The relevant logistics locations in the region are positioned along the A 3 and A 1 as well as on the Rhine rail (Cologne, Dusseldorf, Neuss, Leverkusen). Based in Erkrath and the

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

surrounding area are therefore rather local companies, as well as companies with special freight solutions or transportation lines.

However, the location is suffering from an increasingly scarce supply of logistics space in the adjacent markets.

Within the city of Erkrath, the subject property is situated in an area, which is mainly used for logistic and industrial purposes. The direct surroundings consist of industrial companies, logistics service providers and retailers.

The motorway connection can be described as excellent due to the close proximity to the motorways A3 and A46. The nearest airport is situated in Dusseldorf around 25 km away and reachable in approximately 25 minutes. The airport offers national and international connections.

PROPERTY DESCRIPTION

DESCRIPTION

The property covers an area of approx. 4 hectares and comprises two plots which are divided by the road Feldheider Straße.

The western plot comprises four warehouse buildings (Buildings A - D) which are grouped around an inner yard. The warehouses feature two-storey office blocks to the front. Building A (Feldheider Straße 46 - 58) is located in the north west, Building B (Feldheider Straße 38 - 44) is located in the north east, Building C (Feldheider Straße 70 - 78) is located to the south east and Building D (Feldheider Straße 60 - 68) is in the south west.

The eastern plot comprises a single warehouse building with a two-storey office frontage (Building E; Feldheider Straße 37 - 45).

The buildings cover around 50% of the site area. Approx. 25% of the site is covered with hardstanding (interlocking concrete pavers) and used for site access, loading areas and parking. The remaining ~25% of the property along the site boundaries comprise landscaping (bushes/trees).

The current buildings were constructed on former agricultural land between 1979 and 1985. The buildings were used for light-industrial and warehouse purposes. The buildings have been partly renovated or refurbished over the time.

The warehouse areas are constructed with pre-cast concrete pillars and concrete beams. The roof is of profiled steel elements and is covered with bitumen sheets. The façades are of trapezoidal metal clads or are covered with wash concrete panels. The warehouse units are separated by concrete wall panels.

In total, the warehouse structures comprise 27 loading doors which are predominately oriented towards the inner yard of the site. A sufficient number of car and lorry parking spaces are located at the yard as well as along the warehouses.

During the inspection not all parts of the property and the premises were accessible.

Summary of known specification:

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Characteristic	Result
Built / Renovation	1979 / 1983 / 1985
Eaves Height	n/a
No. of loading Doors	27
Loading Door Ratio	1.71
Yard Depth	Approx. 18-38 metres
Cross-Dock	None
Warehouse (% of GLA)	75%
Site Coverage Ratio	50%
Source: Phase I Environmental Review dated January 2020; the information gathered during the site inspection.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us.
Unit description	Primary use	Status	Area (sq m)

Warehouse	Logistics	Let	15,398.76

Warehouse	Logistics	Vacant	371.00

Office	Office	Let	3,957.00

Office	Office	Vacant	1,060.00

Other	Storage	Let	197.00

Total			20,983.76*

*there may be slight difference caused by rounding compared to the valuation output

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €700,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have been made aware that the property is registered in the register of contaminated sites (Altlastenregister) which indicates a contamination or a potential contamination of the Properties, in particular due to their current or former use. If future excavation works are carried out at these Properties, this could lead to additional costs. However, no action is required on the current use of the Properties. As such we have assumed this does not have a material impact on our opinion of value given the valuation is prepared taken the current use into consideration.

According to the Draft Environmental Due Diligence report dated 13 December 2019, prepared by Ambiente Ltd. there are currently no known ground/soil contaminations. However, the following risks for contamination have been identified:

On-site:

● Potential for contamination from localised area of infill in south east of site (extending off-site);

● Potential for contamination from multi-let light industrial use / warehousing of the buildings since construction (1979-1985) including washdown activities and associated storage of hazardous substances.

Off-site:

● Potential for migration of contamination from neighbouring light industrial uses (car repair and public fuel station 70m south) and Made Ground (infilled area extending to south).

In addition, there is the risk of the following building pollutants:

● Potential and known hazardous building materials (asbestos, AMF, PCB) within the building fabric.

From building operations, the following risks have been identified:

● No additional potential sources of contamination have been identified.

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

TENURE	We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE	We have not been provided with any lease contracts. The following information is based on the rent schedule dated on 30 November 2020.

The property is leased to eight tenants (ACTC GmbH, CUT Membrane Technoloy GmbH, Daten Partner Gesellschaft f. Direktmark, Heiber & Schoeder Maschinenbau GmbH, JVM Industries GmbH, Sensors Europe GmbH, Soletek GmbH, Votre Choix GmbH i.G). 1,060.00 sq m of office space and 371.00 sq m of warehouse space, equalling 6.82% of the total lettable area are vacant.

The property has a WAULT of 3.94 years (to breaks) as at the date of valuation. The total gross current rent generated by the property is €1,274,865 per annum whilst our opinion of the total gross market rent is €1,227,042 per annum. The property is shown as over-rented after factoring vacancy.

The main tenant, with around 31% of the total rental space occupied and generating about 33% of the total rental income, is “Daten Partner Gesellschaft f. Direktmark, Heiber & Schoeder Maschinenbau GmbH”. The company concentrates on the linking of data management, production and postal consolidation.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:
Type & Calculation	Source	Effective	Amount
Capital Expenditure:	Technical Due	On Valuation	€700,000
Fixed Amount	Diligence	No Repeat

Rent Free	CBRE Estimate	On Valuation	€5,006
		No Repeat
Tenant Incentives	CBRE Estimate	On lease start /	€42,930
		renewal
		No Repeat
Letting Fees: 25% of	CBRE Estimate	On lease start /	€24,089
Rental Value		renewal

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

No Repeat
TOTAL ON		€772,025
VALUATION

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount
Maintenance:	CBRE Estimate	On Valuation +	€62,955
€3.00 per sq m		Delay 60 Months

		In perpetuity

Management	CBRE Estimate	On Valuation	€24,541
2.0% of rental value		In perpetuity

Void Costs:	CBRE Estimate	On Valuation	€8,586
€0.50 per sq m		On all voids

Other Costs:	CBRE Estimate	On Valuation	€6,135
0.5% of rental value		In perpetuity

TOTAL: ON			€39,262
VALUATION
VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. The rental rates range between €55.20 and €58.80 per sq m per annum, depending on the duration of lease contracts, building specifications and age.

The second comparable serves as the primary rental evidence. The recorded letting transaction is of a property which is situated in a similar micro location and in close vicinity to the motorway. Therefore, the location can be assessed as very comparable. The property consists of four different building complexes and comprises warehouse, production and office areas with a total of 5,517 sq m. The comparable property also is similar in terms of building quality and fit out. We have adopted the following rental rates within our valuation:
Use	Letting-Status	Rental Area (sq m)	ERV per sq m	ERV (Total)
Warehouse	LET	15,398.76	€54.00 /sq m pa	€831,533.04 pa
Warehouse	VACANT	371.00	€54.00 /sq m pa	€20,034.00 pa
Office	LET	3,957.00	€72.00 /sq m pa	€284,904.00 pa
Office	VACANT	1,060.00	€72.00 /sq m pa	€76,320.00 pa
Other	LET	197.00	€72.00 /sq m pa	€14,184.00 pa

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Total*	20,983.76 sq m	€58.47 /sq m pa	€1,226,975.04 pa
* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.

We have arrived at our opinion of Market Value adopting the traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would highlight investment comparable number one and two:
The first investment comparable is located in Kerpen. The motorway can be reached within 5 minutes by car. The property has a lettable area of around 3,700 sq m and was sold for approx. EUR 2,960,000 (equating to ~EUR 800 per sq m) in Q3 2020. We consider the property comparable to the subject of valuation, first and foremost, due to the similar location.

Investment comparable number four is located in Dortmund. A train station is located within immediate vicinity of the property. The motorway can be reached within a few minutes' drive. The property offers a lettable area of around 3,500 sq m. It was sold for about EUR 2,500,000 (equating to ~EUR 714 per sq m) in Q3 2019. Due to the similar micro location, we consider the transacted property to be comparable to the subject property.

For the valuation of this asset, we have applied the following Equivalent Yield:

- 6.25%

This results in a Net Initial Yield of 6.87% and a capital rate per sq m of €796.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€16,700,000

(sixteen million seven hundred thousand Euros)

The unrounded net capital value is €16,693,908. The gross unrounded capital value is €18,759,710 including €772,024 of capital costs and €1,293,778 purchaser’s costs (7.75%) respectively.

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 6.75%.

This results in a net rounded value of €13,125,000 equating to €625 per sq m.%.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €24,568,121(rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A) (€)	MONTHLY RENTAL RATE PER SQ M (€)	RELATIVE QUALITY
40472 Düsseldorf	Warehouse	Q4 2020	3,311	n/a	n/a	n/a	182,767	4.60	Similar (distance to the motorway)
40721 Hilden	Warehouse	Q4 2019	5,517	n/a	n/a	n/a	314,469	4.75	Similar (distance to the motorway)
40721 Hilden	Warehouse	Q4 2019	3,086	n/a	n/a	n/a	162,940	4.40	Similar (distance to the motorway)
40599 Dusseldorf	Warehouse	Q4 2019	4,200	n/a	n/a	n/a	246,960	4.90	Similar (distance to the motorway)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	WAULT (YEARS)	PASSING RENT PER ANNUM (€)	PURCHASE PRICE (€)	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY
50169 Kerpen	Distribution hall	Q3 2020	3,700	n/a	n/a	2,960,000	n/a	800	Similar (macro location)
50226 Frechen	Warehouse	Q2 2020	9,400	n/a	n/a	7,520,000	n/a	800	Similar (macro location)
44329 Dortmund	Distribution hall	Q3 2019	42,610	n/a	n/a	32,700,000	n/a	767	Similar (micro location)
44147 Dortmund	Distribution hall	Q2 2019	3,500	n/a	n/a	2,500,000	n/a	714	Similar (micro location)

PROPERTY ID:	defugg - Fuggerstrasse 2-6
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Fuggerstrasse 2-6 - Fuggerstrasse 2-6, Neuss, 41468, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	15,450,000
Market Value (per sq m)	972
Net Initial Yield	5.11%
Reversionary Yield	5.53%
Equivalent Yield	5.30%
Gross Income (p.a.)	892,654
Gross Income (p.a.) (per sq m)	56
*Adj. Gross Income	892,654
Adj. Gross Income (per sq m)	56
Net Income (p.a.)	861,211
Net Income (p.a.) (per sq m)	54
Gross Rental Value	1,052,519
Gross Rental Value (per sq m)	66
Capital Expenditure	-865,705
Transaction Costs	9.00%
Over / Under Rented	-8.98%

	KEY FACTS
	Metric	Value
	Total Area (sq m)	15,887
	WAULT to Break by Rent	1.76
	WAULT to Break by ERV	1.82
	WAULT to Expiry by Rent	1.76
	WAULT to Expiry by ERV	1.82
	Percentage of Vacancy (Area)	5.38%
	Percentage of Vacancy (ERV)	6.82%
**	Number of Tenants	19
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

** Total tenant lines within our valuation. May differ to number of individual tenants

LEASES RANKED BY RENT

Printed 09/03/2021 19:42

PROPERTY ID:	defugg - Fuggerstrasse 2-6
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:42

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

41468 NEUSS – FUGGERSTRASSE 2-6

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
MARK-PHILIPP HELCK	09/01/2020	01/02/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

■	The subject property is located in the logistics region Duisburg/Lower Rhine;

■	Good access to the motorway A46 (1.5 km) and B9 (0.5 km);

■	Risk limitation through multi-tenant income profile.
■	High office share (>15% of rental space);

■	Anchor tenant accounts for 56% of the total income stream;

■	Hazardous building materials (asbestos, AMF, PCB) within the building fabric;

■	WAULT of less than 2 years.

OPPORTUNITIES	THREATS

■	The continuing positive development of the overall economy could lead to an increase in achievable rents;

■	Letting of the vacant office space at market conditions.
■	Fluctuations in the world economy and the global capital markets could have negative effects on German real estate market purchase prices.

LOCATION & SITUATION

LOCATION	Neuss is the most important centre of the Rhein-Kreis-Neuss region and has also been designated as a medium-sized centre in state planning. The city benefits from its direct proximity to Duesseldorf - both cities merge directly into each other in terms of their urban structures and have close economic ties. The A 57 and A 46 motorways run through Neuss. Neuss also has a Rhine port, which shares a port administration with Dusseldorf.

Neuss is part of the Duisburg/Lower Rhine logistics region. The advantageous transport infrastructure, especially the port, the proximity to Duesseldorf and the airport, but also the motorway network in the Rhine district of Neuss, make Neuss an attractive location for logistics. Some companies have their European central warehouse in Neuss. The largest logistics location is the port in Neuss.

Within the city of Neuss, the subject property is situated in an area which is mainly used industrial and logistic purposes. The direct surroundings consist of industrial companies, logistics service providers and retailers.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

The motorway connection can be described as good because of the close proximity to the motorway A46. The next airport is situated in Dusseldorf around 25 km away and reachable in approximately 30 minutes. The airport offers national and international connections.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property covers an area of approximately 2.75 hectares and comprises three warehouse buildings with 11 units in total. Each warehouse is attached to two-storey office buildings.

The north-western section of the site is developed with the warehouse Fuggerstraße 2 including 4 units. The warehouse Fuggerstraße 4 is located in the central part of site and contains 3 warehouses. The third warehouse Fuggerstraße 6 is situated in the southwest section of the site and contains 3 units. Parking areas are located in the north of the site.

The buildings cover approximately 50% of the site area. Approximately 40% of the site is covered with hardstanding (tarmac - access roads, yard areas and parking) and approximately 10% of the property predominately along the site boundaries comprises landscaping (grass, bushes and trees).

Approx. 65% of the property is covered by the building complex. Accessing roads (tarmac), yard areas and parking spaces cover approx. 40% of the subject site. The remaining 10% are covered with landscaping (grass, bushes and trees) which are predominately located along the site boundaries.

The current building complex was constructed between 1980 and 1984, on former agricultural land. The warehouses have been used for storage and office purposes and no significant production activities have been undertaken on the property.

The warehouses are constructed with pre-cast concrete pillars and concrete beams. The roof is of profiled steel elements and is covered with bitumen sheets. The façade is of trapezoidal metal clads and the warehouse units a separated by concrete panels.

In total, the warehouse buildings comprise 31 loading doors which are either oriented to the center of the site or to the accessing road running in the northeast of the site. The property cannot be encircled. A sufficient number of car parking spaces are located in the front of the warehouses.

During the inspection not all parts of the property and the premises were accessible.

Summary of known specification:

Characteristic	Result
Built / Renovation	1980 / 1984
Eaves Height	N/A
No. of loading Doors	31
Loading Door Ratio	2.38

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Yard Depth	Approx. 24-30 metres
Cross-Dock	Front loading
Warehouse (% of GLA)	82% (Rent Roll 11/2020)
Site Coverage Ratio	50%
Source: Phase I Environmental Review dated January 2020; the information gathered during the site inspection.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us.

Unit Description	Primary Use	Status	Area (sq m)

Office	Office	LET	1,977.00

Office	Office	VACANT	855.00

Warehouse	Logistics	LET	13,055.00

Total (lettable)			15,887.00

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €805,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

According to the Draft Environmental Due Diligence report dated 10 January 2020 from Ambiente Ltd. There are currently no known ground/soil contaminations. However, the following risks for contamination have been identified:

On-site

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

●	Potential for contamination from former logistics / warehouse use of the buildings since c. 1980.

Off-site

●	Potential for migration of contamination from neighbouring light industrial uses (metal working industries, car repair, scrap yard, chemicals storage, etc.).

In addition, there is the risk of the following building pollutants:

●	Potential and known hazardous building materials (asbestos, AMF, PCB) within the building fabric.

From building operations, the following risks have been identified:

●	No potential sources of contamination have been identified.

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

TENURE	We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE

The rental contracts have not been available. The information is based on the rent schedule dated on 30 November 2020.

The property is leased to three tenants (BAK Köln GmbH, L.H.Z. GmbH, Triolog Internationale Spedition GmbH). 855.00 sq m of office space (5.38% of total space) are vacant.

The property has a WAULT of 1.76 years to breaks from the date of valuation. The total gross current rent generated by the property is €892,654 per annum whilst our opinion of the total gross market rent is €1,052,519 per annum. The property is shown as under-rented after factoring current vacancy.

The main tenant, “Triolog Internationale Spedition GmbH”, accounts for about 51% of the total rental space and about 56% of the total rental income. The company is registered in Neuss and its business is national or international transport, storage or logistics services.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

Type & Calculation	Source	Effective	Amount
Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€805,000

Tenant Incentives	CBRE Estimate	On lease start / renewal No Repeat	€42,750

Letting Fees: 25% of Rental Value	CBRE Estimate	On lease start / renewal No Repeat	€17,955

TOTAL ON VALUATION			€865,705
Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount
Maintenance: €6.00 per sq m	CBRE Estimate	On Valuation + Delay 60 Months In perpetuity	€95,322

Management 2.0% of rental value	CBRE Estimate	On Valuation In perpetuity	€21,050

Void Costs: €0.50 per sq m	CBRE Estimate	On Valuation On all voids	€5,130

Other Costs: 0.5% of rental value	CBRE Estimate	On Valuation In perpetuity	€5,263

TOTAL: ON VALUATION			€31,443

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. The rental rates range between €58.20 and €64.80 per sq m per annum, depending on the duration of the lease contract, building specifications and age. Within the evidence table appended, we would highlight the properties in Neuss as being of greatest relevance in terms of size, lettable area etc.

Comparable number one is located in the similar macro and micro location, in a close vicinity to the motorway. Therefore, the location can be assessed as comparable. The

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

has a lettable area of around 11,728 sq m. We have adopted the following rental rates within our valuation:
Use	Letting-Status	Rental Area (sq m)	ERV per sq m	ERV (Total)

Office	LET	1,977.00	€84.00 /sq m pa	€166,068.00 pa

Office	VACANT	855.00	€84.00 /sq m pa	€71,820.00 pa

Warehouse	LET	13,055.00	€62.40 /sq m pa	€814,632.00 pa

Total*		15,887.00	€66.25 /sq m pa	€1,052,520.00 pa
* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would like to highlight investment comparable number one and two. The first property is located in the direct vicinity to the property. The location can be considered as similar to the subject property. The property has a lettable area of around 5,993 sq m. It was sold for approx. €6,100,000 (equating to around €1,018 per sq m) in Q4 2020. The property is in the same macro location but superior micro location.

Investment comparable two is also located in the direct vicinity the subject property. The location can be considered as comparable. The property has a lettable area of around 5,494 sq m. It was sold for about €4,950,000 (equating to around €901 per sq m) in Q4 2020. Due to the similar macro location, we consider the property to be similar to the subject premises.

For the valuation of this asset, we have applied the following equivalent yield:

- 5.30%

This results in a Net Initial Yield of 5.11% and a capital rate per sq m of €972.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€15,450,000

(fifteen million four hundred fifty thousand Euro)

The unrounded net capital value is €15,451,450. The gross unrounded capital value is €17,707,786 including €865,705 of capital costs and €1,390,631 purchaser’s costs (9.00%) respectively.

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 5.8%.

This results in a net rounded value of €12,400,000, equating to €781 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €19,856,210 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A) (€)	MONTHLY RENTAL RATE PER SQ M (€)	RELATIVE QUALITY
40885 Ratingen	Warehouse	Q4 2020	11,728	n/a	n/a	n/a	759,974	5.40	Similar (macro and micro location)
41460 Neuss	Warehouse	Q4 2019	610	n/a	n/a	n/a	35,502	4.85	Similar (macro location)
40472 Düsseldorf	Warehouse	Q4 2019	3,079	n/a	n/a	n/a	184,740	5.00	Slightly Superior (macro location)
40670 Meerbusch	Distribution hall	Q2 2019	10,620	n/a	n/a	n/a	660,139	5.18	Similar (immediate vincity)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	WAULT (YEARS)	PASSING RENT PER ANNUM (€)	PURCHASE PRICE (€)	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY
41066 Moenchengladbach	Warehouse	Q4 2020	5,993	n/a	n/a	6,100,000	n/a	1,018	Similar (macro location)
442855 Remscheid	Industrial estate	Q4 2020	5,494	n/a	n/a	4,950,000	n/a	901	Similar (macro and micro location)
53909 Zuelpich	Warehouse	Q3 2020	53,999	n/a	n/a	50,000,000	n/a	926	Worse (macro and micro location)
41334 Nettetal	Distribution hall	Q3 2019	32,000	7	n/a	27,552,000	4.88	861	Similar to inferior (micro and macro location)

PROPERTY ID:	degewe - Gewerkenstrasse 13
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Gewerkenstrasse 13 - Gewerkenstrasse 13, Herne, 44628, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	3,440,000
Market Value (per sq m)	486
Net Initial Yield	7.16%
Reversionary Yield	6.55%
Equivalent Yield	5.80%
Gross Income (p.a.)	276,000
Gross Income (p.a.) (per sq m)	39
*Adj. Gross Income	276,000
Adj. Gross Income (per sq m)	39
Net Income (p.a.)	269,323
Net Income (p.a.) (per sq m)	38
Gross Rental Value	267,072
Gross Rental Value (per sq m)	38
Capital Expenditure	-610,000
Transaction Costs	9.26%
Over / Under Rented	3.34%

     KEY FACTS

	Metric	Value
	Total Area (sq m)	7,072
	WAULT to Break by Rent	9.92
	WAULT to Break by ERV	9.92
	WAULT to Expiry by Rent	9.92
	WAULT to Expiry by ERV	9.92
	Percentage of Vacancy (Area)	0.00%
	Percentage of Vacancy (ERV)	0.00%
**	Number of Tenants	1
	Current Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:42

PROPERTY ID:	degewe - Gewerkenstrasse 13
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:42

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

44628 HERNE, GEWERKENSTRASSE 13

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
FLORIAN ECKERVOGT	09/01/20	01/02/21	LIGHT INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

■  The subject property is located in the major logistics region Eastern Ruhr Area;

■    Good access the motorways A42 (2.8 km), A43 (5.2 km), A2 (11.2 km) and A40 (13.6 km) as well as B235 (6.5 km) and B226 (6.5 km);

■    Fully let;

■    WAULT of around 10 years.

■ Single tenant; ■ Building contains asbestos; ■ Limited possibilities for multi-tenant-concept.
OPPORTUNITIES	THREATS
■ The continuing positive development of the overall economy could lead to an increase in achievable rents; ■ Limited availability of land for a potential extension of the Industrial area.

■    Fluctuations in the world economy and the global capital markets could have negative effects on the German commercial real estate market;

■   Risk of negative impact on the income stream if tenant vacates the building.

LOCATION & SITUATION

LOCATION

Herne lies on the northern edge of the Ruhr-Area between the cities of Bochum and Recklinghausen and is also a member of the “Landschaftsverband Westfalen-Lippe” and the “Regionalverband Ruhr”. Today, Herne has the highest population density among the large cities in North Rhine-Westphalia with approx. 3,000 inhabitants per square kilometre. The city, which has long been dominated by mining, is now dominated by public administration, the service sector and crafts. In addition, Herne is well connected to the national transport infrastructure. The federal motorways A42 and A43 lead into the city area and intersect at the Herne motorway junction.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

The logistics region Eastern Ruhr-Area is one of the most densely populated regions in Europe. This region stretches from the urban agglomeration comprising the closely set cities of Bochum, Recklinghausen, Dortmund and Wuppertal all the way to the surrounding area in the north and east, from Marl to Hamm and Soest, down to Arnsberg. The size of the urban agglomeration as well as the industry present here generates significant market potential for logistics service providers. National distribution centres operated by trading companies are located in the east of the region, owing to the favourable conditions this location offers for distribution across a widespread area.

Within the city of Herne, the subject property is situated in an area, which is mainly used for industrial and logistic purposes. The immediate surroundings consist of industrial companies and retailers.

The motorway connection can be described as good because of the close proximity to the motorway A42. The next airport is situated in Dortmund around 35 km away and reachable in approximately 45 minutes. The airport offers national and international connections.

PROPERTY DESCRIPTION

DESCRIPTION

The subject property covers an area of approx. 1.6 hectares and comprises a warehouse building with 2 sections as well as office space in a two-storey frontage located in the south.

Parking spaces and covered yard areas are located to the front and the rear side of the property. A sprinkler plant building is situated in the eastern edge of the site.

Approx. 50% of the subject site is covered with buildings. The parking and yard areas covered with brick paving comprise approx. 40% of the site. The remaining ~10% of the property are covered with landscaping (grass and bushes/trees).

Between 1872 and 1978 the site as well as the surrounding area were part of a former coal mine. The mining infrastructure of the former coal mine (i. e. mine shafts, coking plant) were located on other parcels. A gasometer was constructed in the west of the subject site. The remaining site area was undeveloped land.

The current warehouse was constructed in 1982 and extended by the eastern section in 1992. In 2014, a major refurbishment was carried out.

The warehouse is constructed with steel frame construction carrying a flat roof made of profiled steel elements and covered with bitumen sheets. The façade is of trapezoidal metal clad and corrugated metal sheets. Parts of the inner walls are of brick wall construction.

The warehouse structure comprises 8 loading doors on the front side of the property as well as 2 additional loading gates on the rear side, of which one is equipped with a ramp. The property cannot be encircled. A sufficient number of car and lorry parking spaces are located on the site.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Summary of known specification:

Characteristic	Result
Built / Renovation	1982 / 1992 / 2014
Eaves Height	N/A
No. of loading Doors	8
Loading Door Ratio	1.36
Yard Depth	Approx. 35m
Cross-Dock	none
Warehouse (% of GLA)	83%
Site Coverage Ratio	50%
Source: Phase I Environmental Review dated January 2020; the information gathered during the site inspection.
ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us.
Unit Description	Primary Use	Status	Area (sq m)
Office	Office	LET	520.00
Warehouse	Storage/Production	LET	5,868.00
Other	Other	LET	684.00
Total (Lettable)			7,072.00

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €610,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

ENVIRONMENTAL CONSIDERATIONS

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have been made aware that the property is registered in the register of contaminated sites (Altlastenregister) which indicates a contamination or a potential contamination of the Properties, in particular due to their current or former use. If future excavation works are carried out at these Properties, this could lead to additional costs. However, no action is required on the current use of the Properties. As such we have assumed this does not have a material impact on our opinion of value given the valuation is prepared taken the current use into consideration.

According to the Draft Environmental Due Diligence report dated 10 January 2020 by Ambiente Ltd. there are currently no known ground/soil contaminations. However, the following risks for contamination have been identified:

On-site:

● Potential for contamination from Made Ground and former industrial use of parts of the property (Gasometer).

Off-site:

Potential for migration of contamination from neighbouring former industrial uses (coal mining area).

In addition, there is the risk of the following building pollutants:

● Known / suspected asbestos containing materials and limited amounts of suspected PCBs within the building fabric.

From building operations, the following risks have been identified:

● No potential sources of contamination have been identified.

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

TENURE

We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

INCOME PROFILE	The rental contracts have not been made available to us. The information is based on the rent schedule dated on 30 November 2020.

The property is fully let to a single tenant (ATB Systemetiketten GmbH & Co. KG).

The property has a WAULT of 9.92 years as at the date of valuation. The total gross current rent generated by the property is €276,000 per annum whilst our opinion of the total gross market rent is €267,072 per annum. The property is shown as slightly over-rented.

“ATB Systemetiketten GmbH & Co. KG” provides packaging services and offers adhesive labels, banderoles, endless rolls, thermal transfer ribbons, and linerless products for food, cosmetic, pharmaceutical, and personal care industry. The Company mainly serves customers in Germany.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

	Type & Calculation	Source	Effective	Amount
	Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€610,000
	Tenant Incentives	CBRE Estimate	On lease start / renewal No Repeat	n/a
	Letting Fees: 25% of Rental Value	CBRE Estimate	On lease start / renewal No Repeat	n/a
	TOTAL ON VALUATION			€610,000
	Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Maintenance: €2.00 per sq m	CBRE Estimate	On Valuation + Delay 60 Months In perpetuity	€14,144
	Management 2.0% of rental value	CBRE Estimate	On Valuation In perpetuity	€5,341

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

	Void Costs: €0.50 per sq m	CBRE Estimate	On Valuation On all voids	€0
	Other Costs: 0.5% of rental value	CBRE Estimate	On Valuation In perpetuity	€1,335
	TOTAL: ON			€6,676
	VALUATION

VALUATION METHODOLOGY – MARKET VALUE

We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. The rental rates range between €36.00 and €60.00 per sq m per annum, depending on the duration of lease contracts, building specifications and age. Within the evidence table appended, we would like to highlight the property in Herne as being of greatest relevance in terms of asset characteristics.

The first comparable is located in a similar macro location. The property comprises a warehouse with a total area of 6,000 sq m. The property benefits from a good connection to public transport. In addition, it is located within direct proximity to the motorway. We have adopted the following rental rates within our valuation:

Use	Letting-Status	Rental Area	ERV per sq m	ERV (Total)

Office	LET	520.00 sq m	€60.00 /sq m pa	€31,200.00 pa
Other	LET	684.00 sq m	€36.00 /sq m pa	€24,624.00 pa
Warehouse	LET	5,868.00 sq m	€36.00 /sq m pa	€211,248.00 pa

Total*		7,072.00 sq m	€37.76 /sq m pa	€267,072.00 pa

* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.

We have arrived at our opinion of Market Value adopting the traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would like to highlight investment comparable one and two. Investment comparable one is located in Krefeld. Like the subject property, the comparable property is located in the Ruhr area, which is why the macro location can be regarded as similar. The property has a lettable area of around 9,000 sq m. It was sold for approx. €4,200,000 (equating to around €467 per sq m) in Q4 2020. Due to the date of comparable macro location, we consider the property comparable to the subject of our valuation.

Investment comparable number two is located in Iserlohn and therefore in the same macro location as the subject property. The property has a lettable area of around 7,805 sq m and was sold for approx. €3,700,000 (equating to around €474 per

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

sq m) in Q4 2020. Since both objects are in close proximity to each other and the price per sq m is within a range, both objects can be considered equal.

For the valuation of this asset, we have applied the following Equivalent Yield:

- 5.80%
This results in a Net Initial Yield of 7.16% and a capital rate per sq m of €486.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:
€3,440,000

(three million four hundred forty thousand Euros)

The unrounded net capital value is €3,443,058. The gross unrounded capital value is €4,371,541 including €610,000 of capital costs and €318,483 purchaser’s costs (9.25%) respectively.

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 6.3%.

This results in a net rounded value of €2,810,000, equating to €397 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €8,245,574 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A) (€)	MONTHLY RENTAL RATE PER SQ M (€)	RELATIVE QUALITY
44623 Herne	Warehouse	Q4 2020	6,000	n/a	n/a	n/a	198,000	2.75	Similar (distance to the motorway)
44628 Herne	High-bay storage	Q4 2020	5,600	n/a	n/a	n/a	221,760	3.30	Similar (distance to the motorway)
48268 Greven	Warehouse	Q4 2019	6,732	n/a	n/a	n/a	286,783	3.55	Inferior (macro location)
42857 Remscheid	Distribution hall	Q2 2019	4,695	n/a	n/a	n/a	127,217	3.11	Similar (macro location)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	WAULT (YEARS)	PASSING RENT PER ANNUM (€)	PURCHASE PRICE (€)	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY
47890 Krefeld	Warehouse	Q4 2020	9,000	n/a	n/a	4,200,000	n/a	467	Similar (macro location)
58638 Iserlohn	Warehouse	Q4 2020	7,805	n/a	n/a	3,700,000	n/a	474	Similar (macro location)
44805 Bochum	Warehouse	Q2 2020	3,272	n/a	n/a	1,531,296	n/a	500	Comparable (macro location)
46395 Bocholt	Warehouse	Q3 2019	1,780	n/a	n/a	6,300,000	9.52	496	Inferior (macro location)

PROPERTY ID:	degobi - Gobietstrasse 8
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Gobietstrasse 8 - Gobietstrasse 8, Kassel, 34123, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	9,240,000
Market Value (per sq m)	600
Net Initial Yield	3.84%
Reversionary Yield	6.51%
Equivalent Yield	5.50%
Gross Income (p.a.)	405,000
Gross Income (p.a.) (per sq m)	26
*Adj. Gross Income	405,000
Adj. Gross Income (per sq m)	26
Net Income (p.a.)	385,065
Net Income (p.a.) (per sq m)	25
Gross Rental Value	701,400
Gross Rental Value (per sq m)	46
Capital Expenditure	-1,317,600
Transaction Costs	8.50%
Over / Under Rented	-40.00%

	KEY FACTS
	Metric	Value
	Total Area (sq m)	15,400
	WAULT to Break by Rent	2.58
	WAULT to Break by ERV	2.58
	WAULT to Expiry by Rent	2.58
	WAULT to Expiry by ERV	2.58
	Percentage of Vacancy (Area)	2.60%
	Percentage of Vacancy (ERV)	3.76%
**	Number of Tenants	5
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:43

PROPERTY ID:	degobi - Gobietstrasse 8
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:43

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

34123 KASSEL – GOBIETSTRASSE 8

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
MARIA CHIGRYAY	08/01/2020	01/02/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

■	The subject property is located in the logistics region Central Germany;

■	Good access to motorways A49 (1.6 km), A7 (2.6 km), A44 (6.6 km) as well as B83 (1.4 km) and B4 (1.7 km);

■	WAULT of 2.58 years.
■	Entire office space vacant (2.6% of total rental area);

■	Due to the building layout the vacant office space cannot be let to an external tenant;

■	Buildings contain asbestos;

■	High outstanding capex-measures;

■	Single-tenant property.

OPPORTUNITIES	THREATS

■	The continuing positive development of the overall economy could lead to an increase in achievable rents;

■	Reletting to market terms could improve income stream (due to under-rent).
■	Fluctuations in the world economy and the global capital markets could have negative effects on German real estate market purchase prices;

■	Potential leaks and spills from underground storage of heating oil (50,000l tank).

LOCATION & SITUATION

LOCATION

Kassel is located in northern Hesse and serves as the regional centre and administrative headquarters of the administrative district and county of Kassel. Kassel is the third largest city in Hesse and, due to its central location in the Federal Republic of Germany, an important transport hub with very good motorway connections (including A7, A44).

In addition, Kassel is part of the logistics region Central Germany and has developed into an important logistics location in Germany due to its central location in Germany and good transport connections. Well-known internationally operating logistics companies such as Schenker and Logistec are located in the region.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Within the city of Kassel, the subject property is situated in an area which is mainly used industrial and logistic purposes. The direct surroundings consist of industrial companies and retailers.

The motorway connection can be described as good because of the close proximity to the motorway A49. The next airport is situated in Dortmund around 21 km away and reachable in approximately 35 minutes. The airport offers national and international connections.

PROPERTY DESCRIPTION

DESCRIPTION

The warehouses at the site are leased to Rudolph Logistik GmbH and are used for storage and logistics activities. The property covers an area of approximately 2.4 hectares and comprises a single storey L-shaped warehouse building including office sections.

The site was undeveloped land prior to the construction of the current building complex in 1980 (northern/north-eastern part) and 1990 (southern part).

The building complex covers approximately 65% of the property; approximately 20% of the site is covered with tarmac and used for site access, vehicle turning and parking and storage yards. Approximately 10% is unsealed (road gravel, undeveloped land in the southwest). Approximately 5% of the property along the site boundaries comprises landscaping (grass and bushes/trees).

Summary of known specification:

Characteristic	Result
Built / Renovation	1980/1990
Eaves Height	3.9 metres
No. of loading Doors	18
Loading Door Ratio	1.2
Yard Depth	40 meters
Cross-Dock	None
Warehouse (% of GLA)	97%
Site Coverage Ratio	65%
Source: Phase I Environmental Review dated December 2019; the information gathered during the site inspection.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us.

	Unit Description	Primary Use	Status	Area (sq m)
	Office	Office	VACANT	400
	Warehouse	Logistics	LET	15,000

	Total (lettable)			15,400

DUE DILIGENCE

STATE OF REPAIR

As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €1,305,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have been made aware that the property is registered in the register of contaminated sites (Altlastenregister) which indicates a contamination or a potential contamination of the Properties, in particular due to their current or former use. If future excavation works are carried out at these Properties, this could lead to additional costs. However, no action is required on the current use of the Properties. As such we have assumed this does not have a material impact on our opinion of value given the valuation is prepared taken the current use into consideration.

According to the Draft Environmental Due Diligence report dated 10 January 2020 from Ambiente Ltd. There are currently no known ground/soil contaminations. However, the following risks for contamination have been identified:

On-site

● Former potentially contaminative uses of the property (including a 9,000-litre solvent AST, paint shop and varnishing activities (from c. 1980 - 2004).

● Potential leaks and spills from underground storage of heating oil (50,000 l tank).

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Off-site

● No significant sources of contamination have been identified.

In addition, there is the risk of the following building pollutants:

● Potential and known asbestos containing materials and limited amounts of suspected PCBs within building installations and fabric of the northern building section.

From building operations, the following risks have been identified:

● No further potential sources of contamination have been identified.

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

TENURE	We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.
INCOME PROFILE	The rental contracts have not been available. The information is based on the rent schedule dated on 30 November 2020.

The property is leased to a single tenant (Rudolph Logistik GmbH). 400.00 sq m of office space (2.60% of total space) are vacant.

The property has a WAULT of 2.58 years from the date of valuation. The total gross current rent generated by the property is €405,000 per annum whilst our opinion of the total gross market rent is €701,400 per annum. The property is shown as under-rented.

Rudolph Logistik GmbH is registered in Fritzlar and forms part of the Rudolph Logistics Group which is a global logistics service provider with its headquarters in Baunatal in the centre of Germany. The group of companies is made up of several smaller companies and focuses on the business areas of automotive logistics, system transport, industrial logistics, fulfilment and consumer goods logistics.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

	Capital Expenditure:

	Type & Calculation	Source	Effective	Amount

	Capital Expenditure:	Technical Due	On Valuation	€1,305,000
	Fixed Amount	Diligence	No Repeat

	Tenant Incentives	CBRE Estimate	On lease start /	€6,000
			renewal

			No Repeat

	Letting Fees: 25% of	CBRE Estimate	On lease start /	€6,600
	Rental Value		renewal

			No Repeat

	TOTAL ON			€1,317,600
	VALUATION

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount

General Non- Recoverables:	CBRE Estimate	On Valuation	€3,507
0.5% of rental value		In perpetuity

Maintenance: €2.00	CBRE Estimate	On Valuation +	€30,800
per sq m		Delay 60 Months
		In perpetuity

Management	CBRE Estimate	On Valuation	€14,028

2.0% of rental value		In perpetuity

Void Costs: €0.50	CBRE Estimate	On Valuation	€2,400
per sq m		On all voids

TOTAL: ON			€19,935
VALUATION

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. The rental rates range between €45.00 and €66.00 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Available rental evidence from within Kassel and indeed the wider surrounding area is limited. We have therefore refenced a letting from Kassel in addition to peripheral

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

locations with similar characteristics outside of Frankfurt. The rental comparable number three is located in the similar micro location, in a close vicinity to the motorway. Therefore, the location can be assessed as comparable. The property was completed in 1971 and renovated in 2017 and has a lettable area of around 36,785 sq m. It is advantageous that a bus stop is located in the immediate vicinity of the subject property. We have adopted the following rental rates within our valuation:

Use	Letting-Status	Rental Area	ERV per sq m	ERV (Total)

Office	VACANT	400.00 sq m	€66.00 /sq m pa	€26,400.00 pa
Warehouse	LET	15,000.00 sq m	€45.00 /sq m pa	€675,000.00 pa

Total*		15,400.00 sq m	€45.54 /sq m pa	€701,400.00 pa

* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would like to highlight investment comparable one and two. The first investment comparable is also located in the direct vicinity to the motorway. The location can be considered slightly superior. The property has a lettable area of around 5,530 sq m and was sold for approx. €3,000,000 (equating to around €543 per sq m) in Q4 2020. Given the income profile of the subject property, we anticipate the subject property to be superior.

Investment comparable number two is also located in the direct vicinity to the motorway. The location can be considered as superior. The property has a lettable area of around 5,627 sq m. It was sold for about €3,100,000 (equating to around €551 per sq m) in Q4 2020. Given the income profile of the subject property, we anticipate the subject property to be superior.

For the valuation of this asset, we have applied the following equivalent yield:

- 5.50%

This results in a Net Initial Yield of 3.84% and a capital rate per sq m of €600. The Net Initial Yield is currently being influenced by the level of under-rent.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€9,240,000

(nine million and two hundred and fourty thousand Euro)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

The unrounded net capital value is €9,240,927. The gross unrounded capital value is €11,344,006 including €1,317,600 of capital costs and €785,480 purchaser’s costs (8.50%) respectively.

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 6%.

This results in a net rounded value of €7,880,000, equating to €512 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €19,852,318 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A) (€)	MONTHLY RENTAL RATE PER SQ M (€)	RELATIVE QUALITY
34355 Staufenberg	Warehouse	Q4 2020	18,400	n/a	n/a	n/a	772,800	3.50	Superior (macro location)
34123 Kassel	Warehouse	Q4 2020	6,071	n/a	n/a	n/a	316,932	4.35	Similar (immediate vincity)
64521 Gross- Gerau	Warehouse	Q4 2019	20,495	n/a	n/a	n/a	863,249	3.51	Superior (macro location)
68647 Biblis	Warehouse	Q4 2019	66,808	n/a	n/a	n/a	3,319,021	4.14	Superior (macro location)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	PASSING RENT PER ANNUM (€)	PURCHASE PRICE (€)	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY
57223 Kreuztal	Warehouse	Q4 2020	5,530	n/a	3,000,000	n/a	543	Superior (macro location)
58511 Luedenscheid	Distribution hall	Q4 2020	5,627	n/a	3,100,000	n/a	551	Superior (macro location)
65428 Ruesselsheim	Distribution hall	Q2 2019	33,000	n/a	19,800,000	n/a	600	Superior (macro location)
42329 Wuppertal	Distribution hall	Q1 2020	8,700	n/a	5,040,000	7.14	579	Superior (macro location)

PROPERTY ID:	degraf - Graf-Landsberg-Str. 3,5,9
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Graf-Landsberg-Str. 3,5,9 - Graf-Landsberg-Str. 3,5,9, Neuss, 41460, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	8,720,000
Market Value (per sq m)	917
Net Initial Yield	4.32%
Reversionary Yield	5.57%
Equivalent Yield	5.40%
Gross Income (p.a.)	439,557
Gross Income (p.a.) (per sq m)	46
*Adj. Gross Income	439,557
Adj. Gross Income (per sq m)	46
Net Income (p.a.)	412,626
Net Income (p.a.) (per sq m)	43
Gross Rental Value	569,878
Gross Rental Value (per sq m)	60
Capital Expenditure	-312,658
Transaction Costs	9.50%
Over / Under Rented	-2.46%

	KEY FACTS
	Metric	Value
	Total Area (sq m)	9,506
	WAULT to Break by Rent	1.26
	WAULT to Break by ERV	1.15
	WAULT to Expiry by Rent	1.26
	WAULT to Expiry by ERV	1.15
	Percentage of Vacancy (Area)	22.24%
	Percentage of Vacancy (ERV)	20.92%
**	Number of Tenants	6
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:43

PROPERTY ID:	degraf - Graf-Landsberg-Str. 3,5,9
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:43

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

41460 NEUSS - GRAF-LANDSBERG-STRASSE 3

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
MARK-PHILIPP HELCK	09/01/2020	01/02/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

■	Risk limitation through multi-tenant concept;
■	The subject property is well located in the logistics region Duisburg/Lower Rhine;
■	Good access to the motorways A52 (2.0 km) and A57 (6.6 km).
■	Buildings contain asbestos;
■	Anchor tenant produces more than 50% of the income stream;
■	High vacancy rate;
■	Short WAULT of 1.26 years to breaks.

OPPORTUNITIES	THREATS

■	The continuing positive development of the overall economy could lead to an increase in achievable rents;
■	Letting of the vacant warehouse space at market conditions.
■	Fluctuations in the world economy and the global capital markets could have negative effects on German real estate market purchase prices;
■	High re-letting costs and negative impact on the income stream if anchor tenant vacates the property.

LOCATION & SITUATION

LOCATION	Neuss is the most important centre of the Rhein-Kreis-Neuss region and has also been designated as a medium-sized centre in state planning. The city benefits from its direct proximity to Duesseldorf - both cities merge directly into each other in terms of their urban structures and have close economic ties. The A57 and A46 motorways run through Neuss.

Neuss is part of the Duisburg/Lower Rhine logistics region. The advantageous transport infrastructure situation, especially the port, the proximity to Duesseldorf and the airport, but also the motorway network in the Rhine district of Neuss, make Neuss an attractive location for logistics. Some companies have their European central warehouse in Neuss. The largest logistics location is the port in Neuss. Within the city of Neuss, the subject property is situated in an area, which is mainly used industrial and logistic purposes. The direct

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

surroundings consist of industrial companies, logistic services providers and retailers.

The motorway connection can be described as good because of the close proximity to the motorway A52. The next airport is situated in Duesseldorf around 15 km away and reachable in approximately 20 minutes. The airport offers national and international connections.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property covers an area of approximately 1.85 hectares and comprises three buildings which contain four warehouse units, which are partly attached to two-storey office areas.

	The warehouse buildings are arranged around a central yard. One of the Warehouses is located in the southern part of the site. While warehouse 2 is located in the north-western part, the warehouse comprising two units is located in the north east section of the site.

	Approx. 50% of the site area is covered by the building complex. Accessing roads (brick paved), yard areas and parking spaces cover approx. 40% of the subject site. The remaining 10% are covered with landscaping (grass, bushes and trees) which are predominately located along the site boundaries.

	In 1981. Warehouse 1 was constructed on former agricultural land. This warehouse building was refurbished in 1989. Warehouse 2 was constructed in 1987 and warehouse 3 was erected in 1990. All buildings have been erected for storage purposes.

	The warehouses are constructed with pre-cast concrete pillars and concrete beams. The roof is of profiled steel elements and is covered with bitumen sheets. The façade is of trapezoidal metal clads and sandwich elements. The inner walls are partly made of brick wall construction.

	In total, the building complex comprises 19 loading doors which are mainly oriented to the inner yard area. The site is accessed via two gates which are located in the north and east of the site. Warehouse 3 can be completely encircled while the yard is also connected to the encircling road. A sufficient number of car and lorry parking spaces are located at the yard and in the north of the site.

	During the inspection not all parts of the property and the premises were accessible.

	Summary of known specification:

	Characteristic	Result

	Built / Renovation	1981 / 1987 / 1989 / 1990

	Eaves Height	N/A

	No. of loading Doors	19

	Loading Door Ratio	2.9

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Yard Depth	Approx. 40 metres

Cross-Dock	Front loading

Warehouse (% of GLA)	84%

Site Coverage Ratio	50%

Source: Phase I Environmental Review dated January 2020; the information gathered during the site inspection.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us.

	Unit Description	Primary Use	Status	Area (sq m)
	Office	Office	LET	1,561
	Warehouse	Logistics	LET	5,830
	Warehouse	Logistics	VACANT	2,114
	Total (lettable)			9,505

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €230,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have been made aware that the property is registered in the register of contaminated sites (Altlastenregister) which indicates a contamination or a potential contamination of the Properties, in particular due to their current or former use. If future excavation works are carried out at these Properties, this could lead to additional costs. However, no action is required on the current use of the Properties. As such we have assumed this does not have a material

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

impact on our opinion of value given the valuation is prepared taken the current use into consideration.

According to the Draft Environmental Due Diligence report dated 10 January 2020 from Ambiente Ltd. There are currently no known ground/soil contaminations. However, the following risks for contamination have been identified:

On-site

● Potential for contamination from light industrial use of the subject property since c. 1940s.

● Potential of contamination due to presence of Made Ground at the site.

Off-site

● Potential for migration of contamination from former and current neighbouring light industrial uses.

In addition, there is the risk of the following building pollutants:

● Known asbestos containing materials and potential man-made mineral fibres within the building fabric.

From building operations, the following risks have been identified:

● No potential sources of contamination have been identified.

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

TENURE	We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

INCOME PROFILE	The rental contracts have not been available. The information is based on the rent schedule dated on 30 November 2020.

The property is leased to three tenants (ITG GmbH Internationale Spedition und Logistik, Rheinmetall Immobilien GmbH, SUCOs DO BRASIL Productos Latinos GmbH). 2,114.00 sq m of warehouse space (22.24% of total space) are vacant.

The property has a WAULT of 1.26 years (to breaks) from the date of valuation. The total gross current rent generated by the property is €439,557 per annum whilst our opinion of the total gross market rent is €569,878 per annum. The property is shown as slightly over-rented after accounting for vacancy.

The main tenant is with about 51% of the total rental space and about 56% of the total rental income is the “ITG GmbH Internationale Spedition und Logistik”. ITG GmbH Internationale Spedition und Logistik provides logistics services for fashion and textile area. The Company offers solutions including contract logistics, air, truck, and ocean freight, sea and air services, and warehousing. ITG operates in Germany.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

	Capital Expenditure:

	Type & Calculation	Source	Effective	Amount

	Capital Expenditure:	Technical Due	On Valuation	€230,000
	Fixed Amount	Diligence	No Repeat

	Tenant Incentives	CBRE Estimate	On lease start /	€52,850
			renewal

			No Repeat

	Letting Fees: 25% of	CBRE Estimate	On lease start /	€29,808
	Rental Value		renewal

			No Repeat

	TOTAL ON			€312,658
	VALUATION

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount

General Non-	CBRE Estimate	On Valuation	€2,849
Recoverables:
0.5% of rental value		In perpetuity

Maintenance: €2.50	CBRE Estimate	On Valuation +	€23,765
per sq m		Delay 60
		Months
		In perpetuity

Management	CBRE Estimate	On Valuation	€11,398

2.0% of rental value		In perpetuity

Void Costs: €0.50	CBRE Estimate	On Valuation	€12,684
per sq m
		On all voids

TOTAL: ON			€26,931
VALUATION

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. The rental rates range between €56.40 and €78.00 per sq m per annum, depending on the duration of the lease contract, building specifications and age. Within the evidence table appended, we would highlight the properties in Neuss as being of greatest relevance in terms of asset characteristics.

Comparable number two is located in the similar micro location, in a close vicinity to the motorway. Therefore, the location can be assessed as comparable. The property was completed in 1987 and has a lettable area of around 7,525 sq m. Due to the similar macro location, we consider the property to be similar. We have adopted the following rental rates within our valuation:

	Use	Letting-Status	Rental Area	ERV per sq m	ERV (Total)

	Office	LET	1,561.24 sq m	€78.00 /sq m pa	€121,776.72 pa
	Warehouse	LET	5,829.97 sq m	€56.40 /sq m pa	€328,810.31 pa
	Warehouse	VACANT	2,114.00 sq m	€56.40 /sq m pa	€119,229.60 pa

	Total*		9,505.21 sq m	€59.95 /sq m pa	€569,877.64 pa

* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would like to highlight investment comparable number one and two. The first property is located in the direct vicinity to the property. The location can be

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

considered as similar to the subject property. The property has a lettable area of around 5,993 sq m. It was sold for approx. €6,100,000 (equating to around €1,018 per sq m) in Q4 2020. The property is within the same macro location but superior micro location.

Investment comparable two is also located in the direct vicinity the subject property. The location can be considered as comparable. The property has a lettable area of around 5,494 sq m. It was sold for about €4,950,000 (equating to around €901 per sq m) in Q4 2020. Due to the similar macro location, we consider the property to be similar to the subject premises.

For the valuation of this asset, we have applied the following equivalent yield:

- 5.40%

This results in a Net Initial Yield of 4.32% and a capital rate per sq m of €917. The Net Initial Yield is currently being influenced by the level of vacancy.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€8,720,000

(eight million and seven hundred and twenty thousand Euro)

The unrounded net capital value is €8,715,928. The gross unrounded capital value is €9,856,599 including €312,658 of capital costs and €828,013 purchaser’s costs (9.00%).

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 5.9%.

This results in a net rounded value of €7,230,000, equating to €761 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €11,879,993 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A) (€)	MONTHLY RENTAL RATE PER SQ M (€)	RELATIVE QUALITY
40231 Duesseldorf	Warehouse	Q4 2020	14,570	n/a	n/a	n/a	786,780	4.50	Similar (immediate vincity)
40472 Duesseldorf	Distribution hall	Q4 2020	18,400	n/a	n/a	n/a	1,015,680	4.60	Similar (immediate vincity)
40670 Meerbusch	Distribution hall	Q2 2019	10,620	n/a	n/a	n/a	660,139	5.18	Similar (immediate vincity)
46395 Bocholt	Warehouse	Q2 2019	10,000	n/a	n/a	n/a	579,600	4.83	Inferior (macro location)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	WAULT (YEARS)	PASSING RENT PER ANNUM (€)	PURCHASE PRICE (€)	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY
41066 Moenchengladbach	Warehouse	Q4 2020	5,993	n/a	n/a	6,100,000	n/a	1,018	Similar (macro location)
442855 Remscheid	Industrial estate	Q4 2020	5,494	n/a	n/a	4,950,000	n/a	901	Similar (macro and micro location)
53909 Zuelpich	Warehouse	Q3 2020	53,999	n/a	n/a	50,000,000	n/a	926	Worse (macro and micro location)
41334 Nettetal	Distribution hall	Q3 2019	32,000	7	n/a	27,552,000	4.88	861	Similar to inferior (micro and macro location)

PROPERTY ID:	dehamb - Hamburger Strasse 17-22
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Hamburger Strasse 17-22 - Hamburger Strasse 17-22, Dormagen, 41540, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	14,200,000
Market Value (per sq m)	992
Net Initial Yield	4.75%
Reversionary Yield	5.41%
Equivalent Yield	5.40%
Gross Income (p.a.)	769,048
Gross Income (p.a.) (per sq m)	54
*Adj. Gross Income	769,048
Adj. Gross Income (per sq m)	54
Net Income (p.a.)	726,972
Net Income (p.a.) (per sq m)	51
Gross Rental Value	892,488
Gross Rental Value (per sq m)	62
Capital Expenditure	-144,561
Transaction Costs	7.75%
Over / Under Rented	-1.27%

KEY FACTS

	Metric	Value
	Total Area (sq m)	14,308
	WAULT to Break by Rent	2.00
	WAULT to Break by ERV	1.87
	WAULT to Expiry by Rent	2.00
	WAULT to Expiry by ERV	1.87
	Percentage of Vacancy (Area)	11.51%
	Percentage of Vacancy (ERV)	12.72%
**	Number of Tenants	32
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:43

PROPERTY ID:	dehamb - Hamburger Strasse 17-22
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:43

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

41540 DORMAGEN, HAMBURGER STRASSE 17-22

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
MARK-PHILIPP HELCK	09/01/2020	01/02/2021	WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

■   The subject property is located in a good commercial/logistic location.

■   Excellent connection to the motorway A57 (adjacent to the subject property);

■   Sufficient parking on site;

■   Building appears to be in good condition with only limited maintenance backlog according to the TDD report;

■   Rack rented.

■ High vacancy rate of 14.36% by area. ■ Short WAULT of 2.00 years (by rent to breaks).
OPPORTUNITIES	THREATS

■  The continuing positive development of the overall economy could lead to an increase in office rents.

■  Letting of the remaining vacant area will increase attractiveness of the property as an investment product.

■    Fluctuations in the world economy and the global capital markets could have negative effects on German real estate market purchase prices.

■   Longer marketing period incl. loss of rent and costs for reletting if anchor tenant vacates the property.

LOCATION & SITUATION

LOCATION	The next largest economically significant city is Neuss. Neuss is the most important centre of the Rhein-Kreis-Neuss region and has also been designated as a medium-sized centre in state planning. The city benefits from its direct proximity to Dusseldorf - both cities merge directly into each other in terms of their urban structures and have close economic ties. The A 57 and A 46 motorways run through Neuss. Neuss also has a Rhine port, which shares a port administration with Dusseldorf. Dormagen is located 20 km southwest and south of Neuss and Dusseldorf respectively.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Dormagen is part of the greater logistics region of Dusseldorf. Dormagen is considered as a very attractive logistics location, Due to its convenient location inside the largest conurbation in Europe with its dense road, rail and waterway network plus an international airport, Dormagen and the greater region of Düsseldorf are well positioned as logistics region. Further the local logistics market has benefit from a high commercial property prices and the short supply in commercial land in Dusseldorf, which is the centre of the subject logistic region.

Within the city of Dormagen, the subject property is situated in a commercial area, which is mainly used for industrial and commercial purposes. The direct surroundings consist of manufacturers and retailers.

The motorway connection can be described as excellent, due to the close proximity to the motorway A57. The next airport is situated in Dusseldorf, around 35 km away and reachable in approximately 35 minutes. The airport offers national and international flight connections.

PROPERTY DESCRIPTION

DESCRIPTION

The property covers an area of approximately 2.45 hectares and comprises two warehouse buildings (building complex A in the west and building complex B in the east) divided by the street Hamburger Straße in the central part of the property.

Building complex A (Hamburger Straße 18-22) comprises four single-storey warehouse units with attached 2-storey office sections and a partial basement in the north west.

Building complex B (Hamburger Straße 17-21a) comprises seven single-storey warehouse units with two 2-storey office units and does not have a basement. Parking is provided along the site boundaries.

The buildings cover approximately 70% of the property; approximately 15% of the site is covered with brick paving (yard areas and parking). Approximately 15% of the property comprises landscaping (perimeter grass and bushes/trees).

Historically, the site comprised undeveloped agricultural land until 1993/1994, when it was developed with the current site buildings. Since development the site has been used for warehousing and office administration.

	Summary of known specification:

	Characteristic	Result
	Built / Renovation	1993 / 1994
	Eaves Height	c. 5 metres
	No. of loading Doors	20
	Loading Door Ratio	0.8
	Yard Depth	Approx. 16-26 metres

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Loading-Dock	Front loading
Warehouse (% of GLA)	63%
Site Coverage Ratio	70%
Source: Phase I Environmental Review dated January 2020; the information gathered during the site inspection.
ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us.
Unit description	Primary Use	Status	Area (sq m)
Office	Office	Let	1,608
Office	Office	Vacant	1,226
Other	Storage	Let	2,063
Other	Storage	Vacant	335
Warehouse	Storage	Let	8,991
Warehouse	Storage	Vacant	84
Total			14,307

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €75,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.
ENVIRONMENTAL CONSIDERATIONS

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

According to the Draft Environmental Due Diligence report, dated 13 December 2019, by Ambiente Ltd. There are currently no known ground/soil contaminations. However, the following risks for contamination have been identified:

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

On-site

	●	Known elevated concentrations of VOCs in ambient air in Building B.

Off-site

	●	Potential for soil contamination from public fuel station c. 300m east.

In addition, there is the risk of the following building pollutants:

	●	No additional significant potential sources of contamination have been identified.

From building operations, the following risks have been identified:

	●	Potential for contamination from light industrial use of the subject property since c.1993 including storage and use of minor quantities of hazardous materials.

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

TENURE

We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

INCOME PROFILE

The rental contracts are not available to us. The information is based on the rent schedule dated on 30 November 2020.

The property is leased to eleven tenants (arlogis GmbH, daydream GmbH, Detector Trade Int. GmbH & Co KG, EWN Fitness GmbH, habermann hoch zwei GmbH, HaPa Logistik GmbH, LT-Systems Europe GmbH, Michael Zilles Zahntechnik, Optic Shop os GmbH, ppm planung + projekt management GmbH, Smart Nüsse und Kerne GmbH). 1,283.00 sq m of office spaces, 417.00 sq m of warehouse spaces, 357.00 sq m of other spaces (14.36% of total space) are vacant.

The property has a WAULT of 2.00 years from the date of valuation. The total gross current rent generated by the property is €769,048 per annum whilst our opinion of the total gross market rent is €892,488 per annum. The property is shown as largely rack rented after accounting for vacancy.

The main tenant is with about 30% of the total rental space and an equal proportion of the total rental income is the “arlogis GmbH”. The company deals with the secure archiving and storage of files and other information carriers. The company offers consulting services for file archiving and document management as well as the digitalisation of files.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

	Type & Calculation	Source	Effective	Amount
	Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€75,000
	Tenant Incentives	CBRE Estimate	On lease start / renewal No Repeat	€41,175
	Letting Fees: 25% of Rental Value	CBRE Estimate	On lease start / renewal No Repeat	€28,386
	TOTAL ON VALUATION			€144,561

	Revenue Deductions:
	Type & Calculation	Source	Effective	Annual Amount
	General Non-Recoverables: 0.5% of rental value	CBRE Estimate	On Valuation In perpetuity	€4,462

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

	Maintenance: €3.00 per sq m	CBRE Estimate	On Valuation + Delay 60 Months In perpetuity	€42,924
	Management 2.0% of rental value	CBRE Estimate	On Valuation In perpetuity	€17,850
	Void Costs: €1 per sq m	CBRE Estimate	Post Valuation End of Event	€19,764
	TOTAL: ON			€42,076
	VALUATION
VALUATION METHODOLOGY – MARKET VALUE

We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. The rental rates range between €60 and €72 per sq m per annum, depending on the duration of the lease contract, building specifications and age. Within the evidence table appended, we would highlight the letting evidence number two in Dormagen as being of greatest relevance in terms of asset characteristics.

Comparable number two is located in the similar micro location, in a close vicinity to the motorway. Therefore, the location can be assessed as comparable. The letting evidence comprises a warehouse unit of around 1,088 sq m. We have adopted the following rates across the property:

Use	Letting-Status	Rental Area	ERV per sq m	ERV (Total)
Office	LET	1,607.82 sq m	€72.00 /sq m pa	€115,763.00 pa
Office	VACANT	1,226.38 sq m	€72.00 /sq m pa	€88,300.00 pa
Other	LET	2,062.73 sq m	€60.00 /sq m pa	€123,763.80 pa
Other	VACANT	335.00 sq m	€60.00 /sq m pa	€20,100.00 pa
Warehouse	LET	8,991.00 sq m	€60.00 /sq m pa	€539,460.00 pa
Warehouse	VACANT	84.30 sq m	€60.00 /sq m pa	€5,058.00 pa
Total*		14,307.23 sq m	€62.39 /sq m pa	€892,488.00 pa

* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

We would like to highlight investment comparable number one and two. The first property is located in the direct vicinity to the property. The location can be considered as similar to the subject property. The property has a lettable area of around 5,993 sq m. It was sold for approx. €6,100,000 (equating to around €1,018 per sq m) in Q4 2020. The object is in the same macro location, but since the micro location is worse to evaluate, the other object is slightly stronger.

Investment comparable two is also located in the direct vicinity the subject property. The location can be considered as comparable. The property has a lettable area of around 5,494 sq m. It was sold for about €4,950,000 (equating to around €901 per sq m) in Q4 2020. Due to the similar macro location, we consider the property to be similar to the subject premises.

For the valuation of this asset, we have applied an equivalent yield of

5.40%.

This results in an Initial Yield of 4.75% and a capital rate per sq m of €992, after allowing for purchaser´s costs equating to 7.75%. The Net Initial Yield is currently being influenced by the level of vacancy.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€14,200,000

(fourteen million two hundred-thousand Euro)

The unrounded net capital value is €14,194,569. The gross unrounded capital value is €15,439,209 including capital costs of €144,561 and €1,100,079 of purchaser’s costs (7.75%).

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 5.9%.

This results in a net rounded value of €11,650,000, equating to €814 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

be in the region of €17,881,750 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A) (€)	MONTHLY RENTAL RATE PER SQ M (€)	RELATIVE QUALITY
40231 Duesseldorf	Warehouse	Q4 2020	14,570	n/a	n/a	n/a	786,780	4.50	Similar (immediate vincity)
40472 Duesseldorf	Distribution hall	Q4 2020	18,400	n/a	n/a	n/a	1,015,680	4.60	Similar (immediate vincity)
40670 Meerbusch	Distribution hall	Q2 2019	10,620	n/a	n/a	n/a	660,139	5.18	Similar (immediate vincity)
46395 Bocholt	Warehouse	Q2 2019	10,000	n/a	n/a	n/a	579,600	4.83	Inferior (macro location)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	WAULT (YEARS)	PASSING RENT PER ANNUM (€)	PURCHASE PRICE (€)	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY
41066 Moenchengladbach	Warehouse	Q4 2020	5,993	n/a	n/a	6,100,000	n/a	1,018	Similar (macro location)
442855 Remscheid	Industrial estate	Q4 2020	5,494	n/a	n/a	4,950,000	n/a	901	Similar (macro and micro location)
53909 Zuelpich	Warehouse	Q3 2020	53,999	n/a	n/a	50,000,000	n/a	926	Worse (macro and micro location)
41334 Nettetal	Distribution hall	Q3 2019	32,000	7	n/a	27,552,000	4.88	861	Similar to inferior (micro and macro location)

PROPERTY ID:	dehark - Harkortstrasse 12-32
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Harkortstrasse 12-32 - Harkortstrasse 12-32, Ratingen, 40880, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	8,780,000
Market Value (per sq m)	683
Net Initial Yield	7.61%
Reversionary Yield	7.40%
Equivalent Yield	6.25%
Gross Income (p.a.)	752,147
Gross Income (p.a.) (per sq m)	58
*Adj. Gross Income	752,147
Adj. Gross Income (per sq m)	58
Net Income (p.a.)	728,500
Net Income (p.a.) (per sq m)	57
Gross Rental Value	766,572
Gross Rental Value (per sq m)	60
Capital Expenditure	-1,908,386
Transaction Costs	9.00%
Over / Under Rented	5.52%

KEY FACTS

	Metric	Value
	Total Area (sq m)	12,863
	WAULT to Break by Rent	0.76
	WAULT to Break by ERV	0.75
	WAULT to Expiry by Rent	0.76
	WAULT to Expiry by ERV	0.75
	Percentage of Vacancy (Area)	5.81%
	Percentage of Vacancy (ERV)	7.02%
**	Number of Tenants	7
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:43

PROPERTY ID:	dehark - Harkortstrasse 12-32
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:43

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

40880 RATINGEN – HARKORTSTRASSE 12

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
MARK-PHILIPP HELCK	08/01/2020	01/02/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
■ Risk limitation through multi-tenant concept; ■ Good access to the motorway A52 (2.3 km); ■ Subject property is let approx. at market rent level.	■ Short WAULT of only 0.76 years to breaks; ■ Anchor tenant accounts for more than 50% of the total rental income stream; ■ Building contains asbestos; ■ High outstanding capital expenditures.
OPPORTUNITIES	THREATS
■ The continuing positive development of the overall economy could lead to an increase in achievable rents; ■ Letting of vacant office spaces at market conditions could increase income profile.

■   Fluctuations in the world economy and the global capital markets could have negative effects on German real estate market purchase prices;

■   Short remaining lease term of anchor tenant might negatively impact the income stream.

LOCATION & SITUATION

LOCATION

The city of Ratingen is the largest city in the district of Mettmann and borders on the urban areas of Dusseldorf, Duisburg, Muelheim and Essen. Due to its central location within the Rhine-Ruhr region, Ratingen is very well connected in terms of infrastructure. Ratingen stands out in the Mettmann district as a location specialized in trade and services with international local companies. In addition, Ratingen is considered the region's hotspot for the IT and telecommunications sectors.

Ratingen belongs to the logistics region Duisburg/ Lower Rhine. The urban areas in the Duisburg/Lower Rhine region are served by a dense motorway network. This enables the region to supply the Rhineland and provides a rapid connection to Cologne/Bonn and the Ruhr district. The outer suburban areas, too, have adequate access to motorways. As a hinterland hub for containers from seaports, the region is especially well equipped with inland ports and container terminals along the Rhine. The Port of Duisburg (Duisport) is

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Europe’s largest inland port and Germany’s most important transshipment hub for seaport-hinterland transportation. Equally, the Ports of Emmerich and Neuss, for instance, also have container transshipment facilities. For the transportation of time-critical goods by air freight, the region has access to Duesseldorf Airport which is one of Germany’s busiest cargo airports. All told, the Duisburg/Lower Rhine region has one of the most efficient infrastructures and is one of the most flexible logistics regions in Germany.

Within the city of Ratingen, the subject property is situated in an area, which is mainly used for logistic and industrial purposes. The direct surroundings consist of industrial companies, logistics service providers and retailers.

The motorway connection can be described as good because of the proximity to the motorway A52. The next airport is situated in Dusseldorf around 6.5 km away and reachable in approximately 10 minutes. The airport offers national and international connections.

PROPERTY DESCRIPTION

DESCRIPTION

The subject property covers an area of approx. 2.0 hectares and comprises two warehouse buildings. In total, the building complex houses 11 warehouse units and partly office areas on the 1st storey. Additionally, a railway siding is located on the eastern boundary of the site.

Warehouse property A (Harkortstraße 22-32) is located in the east of the site contain 6 warehouse units as well as office areas. Accordingly, warehouse property B (Harkortstraße 12-20) is located in the west of the site. This building contains 5 warehouse units and further office space.

Approx. 65% of the subject site is covered with buildings. Accessing roads, loading areas and parking spaces (brick paving) cover approx. 30% of the subject site. The remaining 5% are covered with landscaping (lawns and trees) and are located along the boundaries of the site.

Located on former agricultural land, the warehouses were constructed in 1977 and since then predominately used for storage and distribution purposes.

The warehouse areas are constructed with pre-cast concrete pillars and concrete beams. The roof is of profiled steel elements and is covered with bitumen sheets. The façade is of trapezoidal metal clads and the warehouse units a separated by brick walls.

In total, the warehouses comprise 25 loading doors which are mainly oriented to the inner yard area. The western building can be encircled and the eastern building can be bypassed via the yard area. Two accessing gates are located on the western boundary of the site. A sufficient number of car parking as well as additional lorry parking spaces are located at the inner yard and aside of the warehouses.

During the inspection not all parts of the property and the premises were accessible.

Summary of known specification:

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Characteristic	Result
Built / Renovation	1977
Eaves Height	n.a.
No. of loading Doors	25
Loading Door Ratio	2.29
Yard Depth	Approx. 30 metres
Cross-Dock	None
Warehouse (% of GLA)	85%
Site Coverage Ratio	65%
Source: Phase I Environmental Review dated January 2020; the information gathered during the site inspection.
ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us.
Unit Description	Primary Use	Status	Area (sq m)
Other	(Leer)	LET	400
Office	Office	LET	819
Office	Office	VACANT	747
Warehouse	(Leer)	LET	10,897
Total (lettable)			12,863

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €1,880,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

ENVIRONMENTAL CONSIDERATIONS

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

According to the Draft Environmental Due Diligence report dated 10 January 2020 from Ambiente Ltd. There are currently no known ground/soil contaminations. However, the following risks for contamination have been identified:

On-site

	●	Potential for contamination from former operation of a diesel filling station with associated UST at the property and an on-site railway siding.

Off-site

	●	Potential for migration of contamination from neighbouring former and current light industrial uses.

In addition, there is the risk of the following building pollutants:

	●	Known asbestos containing materials within the building fabric.

From building operations, the following risks have been identified:

	●	No potential sources of contamination have been identified.

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

TENURE

We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

INCOME PROFILE	The rental contracts have not been available. The information is based on the rent schedule dated on 30 November 2020.

The property is leased to four tenants (CH. JUNGBECKER-SPEDITION GmbH, IFB Ingenieur- Büro GmbH, In Music GmbH). 747 sq m of office space and 892 sq m of warehouse space are vacant (12.74%).

The property has a short WAULT of 0.76 years to breaks from the date of valuation. The total gross current rent generated by the property is €752,147 per annum whilst our opinion of the total gross market rent is €766,572 per annum. The property is shown as slightly over-rented after accounting for vacancy.

The main tenant is with about 55% of the total rental space and about 61% of the total rental income is the “In music GmbH”. The company is registered in Duesseldorf and its business is the trade and distribution of electronic products.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

	Type & Calculation	Source	Effective	Amount
	Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€1,880,000
	Tenant Incentives	CBRE Estimate	On lease start / renewal No Repeat	€14,940
	Letting Fees: 25% of Rental Value	CBRE Estimate	On lease start / renewal No Repeat	€13,446
	TOTAL ON VALUATION			€1,908,386
	Revenue Deductions:
	Type & Calculation	Source	Effective	Annual Amount
	General Non-Recoverables: 0.5% of rental value	CBRE Estimate	On Valuation In perpetuity	€3,833

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

	Maintenance: €3.00 per sq m	CBRE Estimate	On Valuation + Delay 60 Months In perpetuity	€38,589
	Management 2.0% of rental value	CBRE Estimate	On Valuation In perpetuity	€15,331
	Void Costs: €0.50 per sq m	CBRE Estimate	On Valuation On all voids	€4,482
	TOTAL: ON			€23,646
	VALUATION
VALUATION METHODOLOGY – MARKET VALUE

We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. Within the evidence table appended, we would highlight the properties in Ratingen as being of greatest relevance in terms of asset characteristics.

Comparable number four is located in the similar macro location. Therefore, the location can be assessed as comparable. The property was completed in 1975 and has a lettable area of around 1,890 sq m. It is advantageous that the property is located in an industrial area that is close to two motorways. We have adopted the following rental rates within our valuation:

Use	Letting-Status	Rental Area	ERV per sq m	ERV (Total)
External	LET	400.00 sq m	€0.00 /sq m pa	€0.00 pa
Office	LET	819.00 sq m	€72.00 /sq m pa	€58,968.00 pa
Office	VACANT	747.00 sq m	€72.00 /sq m pa	€53,784.00 pa
Warehouse	LET	10,897.00 sq m	€60.00 /sq m pa	€653,820.00 pa

Total*		12,862.50 sq m	€59.59 /sq m pa	€766,572.00 pa

* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would like to highlight investment comparable number one and two. The first investment comparable is also located in a similar region. The location can be considered as comparable. The property has a lettable area of around 20,000 sq

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

m and was sold for approx. EUR 12,000,000 (equating to around EUR 600 per sq m) in Q4 2020.

Investment comparable number two is also located in the direct vicinity to the motorway. The location can be considered as similar. The property has a lettable area of around 10,000 sq m. It was sold for EUR 7,650,000 (equating to around EUR 765 per sq m) in Q2 2020. Due to the similar macro location, we consider the property to be similar.

For the valuation of this asset, we have applied the following equivalent yield:

- 6.25%

This results in a Net Initial Yield of 7.60% and a capital rate per sq m of €683.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€8,780,000

(eight million and seven hundred and eighty thousand Euro)

The unrounded net capital value is €8,783,582. The gross unrounded capital value is €11,482,490 including €1,908,386 of capital costs and €790,523 purchaser’s costs (9.00%) respectively.

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 6.75%.

This results in a net rounded value of €6,920,000, equating to €538 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €14,591,879 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A) (€)	MONTHLY RENTAL RATE PER SQ M (€)	RELATIVE QUALITY
40472 Düsseldorf	Warehouse	18,400	3,200	n/a	n/a	n/a	1,015,680	4.60	Inferior (micro location)
40885 Ratingen	Warehouse	Q4 2020	11,728	n/a	n/a	n/a	759,972	5.40	Similar (in the immediate vicinity of the object)
53842 Troisdorf	Warehouse	Q3 2019	11,819	n/a	n/a	n/a	624,043	4.40	Comparable (macro location) worse (micro location)
46395 Bocholt	Warehouse	Q3 2019	10,000	n/a	n/a	n/a	579,600	4.83	Inferior (macro location)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	WALT (YEARS)	PASSING RENT PER ANNUM (€)	PURCHASE PRICE (€)	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY
51381 Leverkusen	Industrial estate	Q4 2020	20,000	n/a	n/a	12,000,000	n/a	600	Comparable (macro location)
41334 Nettetal	Warehouse	Q2 2020	10,000	n/a	n/a	7,650,000	5.80	765	Comparable (macro location)
47809 Krefeld	Warehouse	Q1 2020	10,516	n/a	n/a	8,055,740	6.67	765	Superior (micro location)
41468 Neuss	Industrial estate	Q1 2020	30,713	4.4	n/a	19,100,000	5.40	622	Superior (micro location)

PROPERTY ID:	dehert01 - Hertzstr. 2
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Hertzstr. 2 - Hertzstr. 2, Herrenberg, 71083, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	3,480,000
Market Value (per sq m)	646
Net Initial Yield	6.40%
Reversionary Yield	5.38%
Equivalent Yield	5.40%
Gross Income (p.a.)	253,239
Gross Income (p.a.) (per sq m)	47
*Adj. Gross Income	253,239
Adj. Gross Income (per sq m)	47
Net Income (p.a.)	249,716
Net Income (p.a.) (per sq m)	46
Gross Rental Value	226,080
Gross Rental Value (per sq m)	42
Capital Expenditure	-90,770
Transaction Costs	12.01%
Over / Under Rented	12.67%

KEY FACTS

	Metric	Value
	Total Area (sq m)	5,383
	WAULT to Break by Rent	2.93
	WAULT to Break by ERV	3.05
	WAULT to Expiry by Rent	2.93
	WAULT to Expiry by ERV	3.05
	Percentage of Vacancy (Area)	0.41%
	Percentage of Vacancy (ERV)	0.58%
**	Number of Tenants	8
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:43

PROPERTY ID:	degewe01 - Hertzstr. 2
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:43

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

71083 HERRENBERG - HERTZSTRASSE 2

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
MAREIKE RECK	07/01/2020	01/02/2021	LIGHT INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
■ The subject property is located in the wider logistics region Stuttgart; ■ Good access to motorways A81 (1.4 km) and B296 (0.8 km); ■ Risk reduction due to multi-tenant concept.	■ Two anchor tenants produce 85% of the income stream; ■ WAULT of 2.93 years to breaks.
OPPORTUNITIES	THREATS
■ The continuing positive development of the overall economy could lead to an increase in achievable rents; ■ Letting of the vacant office space at market conditions could improve the income profile.	■ Fluctuations in the world economy and the global capital markets could have negative effects on the German commercial real estate market.

LOCATION & SITUATION

LOCATION

The next largest economically significant city is Tuebingen and is a traditional university town on the Neckar River. Its location on the edge of the Schwaebische Alb, only about 40 km southeast of Stuttgart offers good opportunities for economic activity and varied leisure activities. Tübingen does not have a direct motorway connection but is well connected to the national transport infrastructure network via the B27 and B28 federal highways.

Herrenberg belongs to the Stuttgart logistics region. In terms of road transport, the Stuttgart region is well connected to the long-distance national road network via the A6 and A8 motorways in the east-west direction and the A81 for north-south traffic. Around the Stuttgart city area in particular, however, congestion is not uncommon due to heavy traffic. The ports of Stuttgart and Heilbronn constitute two important trimodal traffic centres. Besides having a trimodal container terminal, the Port of Stuttgart also offers transshipment options for rail/road transport services, handling mainly incoming raw materials for local industry as well as the resulting finished products. The

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Kornwestheim freight center (GVZ) in the north of Stuttgart, however, is the most efficient terminal in the region. As regards air freight, Stuttgart Airport provides premium air freight services and ranks midfield among German airports in terms of annual freight volume.

Within the city of Herrenberg, the subject property is situated in an area, which is mainly used industrial and logistic purposes. The direct surroundings consist of industrial companies, logistics services providers and retailers.

The motorway connection can be described as good because of the close proximity to the motorway A81. The next airport is situated in Stuttgart around 35 km away and reachable in approximately 40 minutes. The airport offers national and international connections.

PROPERTY DESCRIPTION

DESCRIPTION

The property covers an area of approximately 1 hectare and comprises a single-storey warehouse building with a three-storey office section in the north east.

The rectangular warehouse comprises three units, two of which to the north west and one large unit to the south east. The building has a flat roof and does not have a basement.

The building complex covers approximately 70% of the site area. Approx. 25% of the site is covered with hardstanding (mostly tarmac and partly interlocking pavers) and a further 5% of the property comprises soft landscaping (bushes/trees) along the site boundaries.

The current site building complex was developed in 1992 on former agricultural land for industrial use. The site subsequently was converted into multi-let units. The roof of the building was extensively refurbished in 2010.

Summary of known specification:

	Characteristic	Result
	Built / Renovation	1992
	Eaves Height	13 metres
	No. of loading Doors	6
	Loading Door Ratio	1.11
	Yard Depth	37-40 metres
	Cross-Dock	No
	Warehouse (% of GLA)	88%
	Site Coverage Ratio	70%
	Source: Phase I Environmental Review dated January 2020; the information gathered during the site inspection.
ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Unit Description	Primary Use	Status	Area (sq m)
Office	Office	LET	611
Office	Office	VACANT	22
Warehouse	Storage/Production	LET	4,750
Total (lettable)			5,383

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of 90,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.
ENVIRONMENTAL CONSIDERATIONS

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

According to the Draft Environmental Due Diligence report dated 10 January 2020 by Ambiente Ltd. there are currently no known ground/soil contaminations. However, the following risks for contamination have been identified:

On-site:

● Potential for contamination from industrial assembly since 1992 and later multi-let light industrial use / warehousing from c. 2007.

Off-site:

● Potential for migration of contamination from neighbouring light industrial uses.

In addition, there is the risk of the following building pollutants:

● No potential sources of contamination have been identified.

From building operations, the following risks have been identified:

● No potential sources of contamination have been identified.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

TENURE

We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE	The rental contracts have not been made available to us. The information is solely based on the rental schedule dated 30 November 2020.

The property is leased to six tenants (4Wheels Services GmbH, FUXTEC GmbH, Heinrich Schmid GmbH & Co.KG, Robin Hood Tierheimservice, Search & Find, SmartIT). 110.00 sq m of office space (2.04% of total space) is vacant.

The property has a WAULT of 2.93 years as at the date of valuation. The total gross current rent generated by the property is €253,239 per annum whilst our opinion of the total gross market rent is €226,080 per annum. The property is shown as over-rented.

The two main tenants are “4Wheels Services GmbH” with about 46% of the total rental space and about 43% of the total rental income and “FUXTEC GmbH” with about 45% of the total rental space and about 43% of the total rental income.

“4Wheels Services GmbH” specializes in professional wheel and tire management services. The Company offers wheel inspection, industrial delivery of neurons, insurance, and replacement and repair of tire services. “4Wheels Services” serves customers in Germany.

“FUXTEC GmbH” operates as an online store offering mowing machines, grass trimmers, hedge shears, auger, power generator, battery garden tools, batteries, ash vacuum cleaner, garden maintenance, protective gear, spare parts, and other related equipment. “FUXTEC” serves customers in Germany.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

	Type & Calculation	Source	Effective	Amount
	Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€90,000
	Tenant Incentives	CBRE Estimate	On lease start / renewal No Repeat	€440
	Letting Fees: 25% of Rental Value	CBRE Estimate	On lease start / renewal No Repeat	€330
	TOTAL: ON VALUATION			€90,770

	Revenue Deductions:
	Type & Calculation	Source	Effective	Annual Amount
	General Non- Recoverables: 0.5% of rental value	CBRE Estimate	On Valuation In perpetuity	€1,130
	Maintenance: €2.35 per sq m	CBRE Estimate	On Valuation + Delay 60 Months In perpetuity	€12,650
	Management 1.0% of rental value	CBRE Estimate	On Valuation In perpetuity	€2,261
	Void Costs: €0.50 per sq m	CBRE Estimate	On Valuation On all voids	€132
	TOTAL ON			€3,523
	VALUATION

VALUATION METHODOLOGY – MARKET VALUE

We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. Regarding the rental comparables, we would like to point out the first rental comparable which is located in another macro location, which is considered to be slightly inferior. Due to the fact that the micro location is

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

comparable, the location can be assessed as comparable. The property was completed in 2017 and has a lettable area of 1,714 sq m. It is advantageous that a train station and a bus stop are located in the immediate vicinity of the comparable property. For this particular assets, we have also included an office letting, albeit dated, as an indication of the relative rate to apply across this type of space. Whilst the 2020 the Susan (Unit 8, 1st Floor) letting agreed within the property itself was ahead of this level, this was for a smaller suite and in our opinion ahead of the market. We have adopted the following rental rates within our valuation:
Use	Letting-Status	Rental Area	ERV per sq m	ERV (Total)

Office	LET	611.00 sq m	€60.00 /sq m pa	€36,660.00 pa
Office	VACANT	22.00 sq m	€60.00 /sq m pa	€1,320.00 pa
Warehouse	LET	4,750.00 sq m	€39.60 /sq m pa	€188,100.00 pa
Total*		5,383.00 sq m	€42.00 /sq m pa	€226,080.00 pa

* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.

We have arrived at our opinion of Market Value adopting the traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would like to highlight investment comparables number one and two. Investment comparable number one is located within close vicinity Lake Constance. The location can be considered as inferior, as it is not in a logistics region and moreover, it is farther away from a motorway. The property has a lettable area of around 32,808 sq m and was sold for approx. €19,900,000 (equating to €672 per sq m) in Q1 2020. We consider the property to be slightly superior.

The second property is located in Essingen. The motorway can be reached within 20 minutes by car. The property has a lettable area of around 32,808 sq m and was sold for approx. €19,900,000 (equating to €607 per sq m) in Q1 2019. Due to the micro location, we consider the property slightly inferior to the subject of our valuation.

For the valuation of this asset, we have applied the following Equivalent Yield:

-      5.40%

This results in a Net Initial Yield of 6.40% and a capital rate per sq m of €646.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€3,480,000

(Three million four hundred and eighty thousand Euros)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

The unrounded net capital value is €3,483,259. The gross unrounded capital value is €3,992,020 including €90,770 of capital costs and €417,991 purchaser’s costs (12.00%) respectively.

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 5.9%.

This results in a net rounded value of €2,780,000, equating to €516 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €5,851,055 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A) (€)	MONTHLY RENTAL RATE PER SQ M (€)	RELATIVE QUALITY
72406 Bisingen	Warehouse	Q1 2020	731	n/a	n/a	n/a	35,088	4.00	Similar (macro location)
77955 Ettenheim	Warehouse	Q1 2020	26,800	n/a	n/a	n/a	1,372,800	4.00	Slightly superior (macro location)
41468 Neuss	Office	Q4 2018	680	n/a	n/a	n/a	40,800	5.00	Similar (distance to motorway)
68647 Biblis	Distribution hall	Q2 2018	5,645	n/a	6	n/a	287,895	4.25	Similar (distance to the motorway)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	WAULT (YEARS)	PASSING RENT PER ANNUM (€)	PURCHASE PRICE (€)	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY
88074 Meckenbeuren	Warehouse	Q1 2020	10,000	n/a	n/a	6,720,000	7.14 (GIY)	672	Inferior (micro and macro location)
73457 Essingen	Warehouse	Q1 2019	32,808	7.25	1,542,030	19,900,000	n/a	607	Slightly inferior (micro location)
78549 Spaichingen	Warehouse	Q4 2020	26,646	n/a	n/a	18,500,000	n/a	694	Similar (macro and micro location)
76297 Stutensee	Warehouse	Q4 2018	85,740	n/a	n/a	53,434,000	n/a	623	Similar (macro and micro location)

PROPERTY ID:	dehert02 - Hertzstr. 4
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Hertzstr. 4 - Hertzstr. 4, Herrenberg, 71083, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	12,050,000
Market Value (per sq m)	925
Net Initial Yield	5.37%
Reversionary Yield	5.02%
Equivalent Yield	5.10%
Gross Income (p.a.)	714,654
Gross Income (p.a.) (per sq m)	55
*Adj. Gross Income	714,654
Adj. Gross Income (per sq m)	55
Net Income (p.a.)	695,590
Net Income (p.a.) (per sq m)	53
Gross Rental Value	693,435
Gross Rental Value (per sq m)	53
Capital Expenditure	-78,496
Transaction Costs	7.50%
Over / Under Rented	6.51%

KEY FACTS

	Metric	Value
	Total Area (sq m)	13,034
	WAULT to Break by Rent	4.43
	WAULT to Break by ERV	4.39
	WAULT to Expiry by Rent	4.43
	WAULT to Expiry by ERV	4.39
	Percentage of Vacancy (Area)	2.21%
	Percentage of Vacancy (ERV)	3.24%
**	Number of Tenants	15
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:43

PROPERTY ID:	dehert02 - Hertzstr. 4
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:43

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

71083 HERRENBERG, HERTZSTR. 4

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE

MAREIKE RECK	07/01/2020	01/02/2021	LIGHT INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
■ The subject property is located in the logistics region Stuttgart; ■ Good access to the motorways A81 (1.4 km) and B296 (0.8 km); ■ Risk reduction due to multi-tenant-concept.	■ The anchor tenant produces more than55% of the income stream; ■ WAULT of 4.43 years.

OPPORTUNITIES	THREATS
■ The continuing positive development of the overall economy could lead to an increase in achievable rents; ■ Letting of the vacant office space at market conditions.	■ Fluctuations in the world economy and the global capital markets could have negative effects on the German commercial real estate market;

LOCATION & SITUATION

LOCATION	The next largest economically significant city is Tuebingen which is a traditional university town on the Neckar River. Its location on the edge of the “Schwaebische Alb” only about 40 km southeast of Stuttgart offers good opportunities for economic activity and varied leisure activities. Tuebingen does not have a direct motorway connection but is well connected to the national transport infrastructure network via B27 and B28 federal highways.

Herrenberg belongs to the Stuttgart logistics region. In terms of road transport, the Stuttgart region is well connected to the long-distance national road network via the A6 and A8 motorways in the east-west direction and the A81 for north-south traffic. Around the Stuttgart city area in particular, however, congestion is not uncommon due to heavy traffic. The ports of Stuttgart and Heilbronn constitute two important trimodal traffic centers. Besides having a trimodal container terminal, the Port of Stuttgart also offers transshipment options for rail/road transport services, handling mainly incoming raw materials for local industry as well as the resulting finished products. The Kornwestheim freight center (GVZ) in the north of Stuttgart, however, is the

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

most efficient terminal in the region. As regards air freight, Stuttgart Airport provides premium air freight services and ranks midfield among German airports in terms of annual freight volume.

Within the city of Herrenberg, the subject property is situated in an area, which is mainly used industrial and logistic purposes. The direct surroundings consist of industrial companies, logistic services providers and retailers.

The motorway connection can be described as good because of the close proximity to the motorway A81. The nearest airport is situated in Stuttgart around 35 km away and reachable in approx. 40 minutes. The airport offers national and international connections.

PROPERTY DESCRIPTION

DESCRIPTION	The property covers an area of approx. 1.2 hectares and comprises a part two- storey warehouse building with a four-storey office section in the north.

The rectangular warehouse comprises three units, two in the north west and a larger unit in the south east. A vacant residential apartment is located on the top floor of the office section.

The building complex covers approx. 70% of the site area. Around 25% of the site is covered with hardstanding (mostly tarmac and partly interlocking pavers) and a further ~5% of the property comprises landscaping (bushes/trees) along the site boundaries.

The current site building was developed in 1992 on former agricultural land for light industrial use (automotive supply and storage of prototype vehicles; no known production activities).

A paint shop was operated on the site between 1993 and 1999. In 2006 an external goods lift was attached to the south of the warehouse. The roof of the building was extensively refurbished in 2009. It is understood that the site was converted into multi-let units in 2013.

Summary of known specification:

Characteristic	Result

Built / Renovation	1992

Eaves Height	11 metres

No. of loading Doors	8

Loading Door Ratio	0.6

Yard Depth	Approx. 20 metres

Cross-Dock	No

Warehouse (% of GLA)	69%

Site Coverage Ratio	70%

Source: Phase I Environmental Review dated January 2020; the information gathered during the site inspection.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us.

Unit Description	Primary Use	Status	Area (sq m)

Office	Office	LET	775

Office	Office	VACANT	288

Warehouse	Storage/Production	LET	11,971

Total (Lettable)			13,034

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €70,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have been made aware that the property is registered in the register of contaminated sites (Altlastenregister) which indicates a contamination or a potential contamination of the Properties, in particular due to their current or former use. If future excavation works are carried out at these Properties, this could lead to additional costs. However, no action is required on the current use of the Properties. As such we have assumed this does not have a material impact on our opinion of value given the valuation is prepared taken the current use into consideration.

According to the Draft Environmental Due Diligence report dated 10 January 2020 from Ambiente Ltd. there are currently no known ground/soil contaminations. However, the following risks for contamination have been identified:

On-site:

● Potential for contamination from multi-let light industrial use / warehousing since 1992.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Off-site:

●    Potential for migration of contamination from neighbouring light industrial uses.

In addition, there is the risk of the following building pollutants:

●    No potential sources of contamination have been identified. From building operations, the following risks have been identified:

●    No potential sources of contamination have been identified.

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

TENURE	We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE	The rental contracts have not been made available to us. The information is solely based on the rental schedule dated 30 November 2020.

The property is leased to six tenants (ATU GmbH, E.Epple & Co. GmbH, Faurecia Emmisions Control Technologies Germany GmbH, LGI Deutschland GmbH, OMEGA Immobilien Service GmbH, trade.log GmbH). 288.00 sq m of office space (2.25% of total lettable area) is vacant.

The property has a WAULT of 4.43 years as at the date of valuation. The total gross current rent generated by the property is €714,654 per annum whilst our opinion of the total gross market rent is €693,435 per annum. The property is shown as over-rented.

The main tenant, with around 52% of the total rental space and around 58% of the total rental income, is “Faurecia Emmisions Control Technologies, Germany GmbH”. The company specializes in the engineering and production of automotive solutions. The Company offers products for automotive seating, emissions control technologies, interior systems, and automotive exteriors. Faurecia Emissions Control Technologies Germany operates worldwide.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

Type & Calculation	Source	Effective	Amount

Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€70,000

Tenant Incentives	CBRE Estimate	On lease start / renewal No Repeat	€2,880

Letting Fees: 25% of Rental Value	CBRE Estimate	On lease start / renewal No Repeat	€5,616

TOTAL: ON VALUATION			€78,496

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount

General Non-Recoverables: 0.5% of rental value	CBRE Estimate	On Valuation In perpetuity	€3,467

Maintenance: €2.00 per sq m	CBRE Estimate	On Valuation + Delay 60 Months In perpetuity	€26,068

Management 2.0% of rental value	CBRE Estimate	On Valuation In perpetuity	€13,869

Void Costs: €0.50 per sq m	CBRE Estimate	Post Valuation End of Event	€1,728

TOTAL: ON VALUATION			€19,064

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. Regarding the rental comparables, we would highlight the first rental comparable which is located in another macro location considered slightly inferior. Due to the fact that the micro location is comparable, the overall location can be assessed as comparable. The property was completed in 2017 and has a lettable area of around 5,645 sq m. It is advantageous that a train station and a bus stop is located in the immediate vicinity of the comparable property. Due to the comparable distance to the motorway, we consider the property to be similar. We have adopted the following rental rates within our valuation:

Use	Letting-Status	Rental Area	ERV per sq m	ERV (Total)

Office	LET	775.00 sq m €78.00 /sq m pa		€60,450.00 pa
Office	VACANT	288.00 sq m €78.00 /sq m pa		€22,464.00 pa
Other	LET	3,038.00 sq m €51.00 /sq m pa		€154,938.00 pa
Warehouse	LET	8,933.00 sq m €51.00 /sq m pa		€455,583.00 pa

Total*		13,034.00 sq m	€53.20 /sq m pa	€693,435.00 pa

* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would highlight investment comparable number one and two:

The first investment comparable is located in a similar macro location, however, it is not located in the direct vicinity of a motorway. The property has a lettable area of around 23,854 sq m and was sold for approx. €20,000,000 (equating to EUR 838 per sq m) in Q2 2020. Due to the similar macro location, we consider the property to be comparable to the subject of valuation, albeit the lower capital rate per sq m reflects an inferior micro location.

Investment comparable number two is located within proximity to Stuttgart as well, so the macro location can be considered as similar. The micro location on the other hand can be considered as slightly inferior, as it is in farther distance to a motorway. The property has a lettable area of around 28,000 sq m and was sold for about €22,848,000 (equating to around EUR 816 per sq m) in Q1 2020. Due to the similar macro location, we consider the property to be comparable, albeit the lower capital rate per sq m reflects an inferior micro location.

For the valuation of this asset, we have applied the following equivalent yield:

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

- 5.10%

This results in a Net Initial Yield of 5.37% and a capital rate per sq m of €925.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€12,050,000

(twelve million and fifty thousand Euros)

The unrounded net capital value is €12,043,331. The gross unrounded capital value is €13,025,077 including €78,496 of capital costs and €903,251 purchaser’s costs 7.50%) respectively.

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 5.6%.

This results in a net rounded value of €9,870,000, equating to €757 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €18,749,128 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A) (€)	MONTHLY RENTAL RATE PER SQ M (€)	RELATIVE QUALITY
72406 Bisingen	Warehouse	Q1 2020	731	n/a	n/a	n/a	35,088	4.00	Similar (macro location)
77955 Ettenheim	Warehouse	Q1 2020	26,800	n/a	n/a	n/a	1,372,800	4.00	Slightly superior (macro location)
68647 Biblis	Distribution hall	Q2 2018	5,645	n/a	6	n/a	287,895	4.25	Similar (distance to the motorway)
68642 Buerstadt	Distribution hall	Q2 2018	5,213	n/a	6	n/a	265,863	4.25	Similar (micro location)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	WAULT (YEARS)	PASSING RENT PER ANNUM (€)	PURCHASE PRICE (€)	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY
89520 Heidenheim	Distribution hall	Q2 2020	23,854	n/a	n/a	20,000,000	n/a	838	Similar to inferior (macro location and distance to motorway)
72805 Lichtenstein	Warehouse	Q1 2020	28,000	n/a	n/a	22,848,000	n/a	816	Similar (macro location)
71636 Ludwigsburg	Warehouse	Q1 2019	12,850	n/a	n/a	10,300,000	n/a	802	Similar (distance to motorway)
79331 Tenningen	Production hall	Q1 2019	18,000	n/a	n/a	15,000,000	n/a	833	Similar (distance to motorway)

PROPERTY ID:	deimbo - Im Boden
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Im Boden - Im Boden, Hattersheim am Main, 65795, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	4,240,000
Market Value (per sq m)	893
Net Initial Yield	5.85%
Reversionary Yield	5.28%
Equivalent Yield	5.10%
Gross Income (p.a.)	279,012
Gross Income (p.a.) (per sq m)	59
*Adj. Gross Income	279,012
Adj. Gross Income (per sq m)	59
Net Income (p.a.)	272,457
Net Income (p.a.) (per sq m)	57
Gross Rental Value	262,200
Gross Rental Value (per sq m)	55
Capital Expenditure	-259,500
Transaction Costs	9.99%
Over / Under Rented	6.41%

KEY FACTS

	Metric	Value
	Total Area (sq m)	4,750
	WAULT to Break by Rent	3.13
	WAULT to Break by ERV	3.11
	WAULT to Expiry by Rent	3.13
	WAULT to Expiry by ERV	3.11
	Percentage of Vacancy (Area)	0.00%
	Percentage of Vacancy (ERV)	0.00%
**	Number of Tenants	12
	Current Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:43

PROPERTY ID:	deimbo - Im Boden
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:42

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

65795 HATTERSHEIM AM MAIN, IM BODEN 23

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE

MARIA CHIGRYAY	13/01/2020	01/02/2021	WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

■    The subject property is located in a good commercial/logistic location in close proximity to Frankfurt;

■    Good road network connections, in vicinity to the motorway A66;

■    Excellent connection to the international Airport Frankfurt, reachable in 10 minutes driving time.

■ Rather small building with outdated features; ■ Limited third-party usability; ■ WAULT of around 3.13 years.

THREATS	OPPORTUNITIES

■    The continuing positive development of the overall economy could lead to an increase in achievable rents;

■    Demand for value added / opportunistic assets could increase further due to lack of supply for core products.

■    Fluctuations in the world economy and the global capital markets could have negative effects on the German commercial real estate market;

■    High capital expenditure could be required in the future (due to advanced building age).

LOCATION & SITUATION

LOCATION	The next largest economically significant city is Frankfurt am Main which is considered Germany’s most important banking and finance location. This concentration of sectors has resulted in its leading position on the office market, being the first German city to achieve an international orientation.

Hattersheim lies at the centre of the important logistics region Rhine-Main/Frankfurt. With its dense motorway and rail network, two inland ports and most notably the international airport with its large air cargo section, the city itself provides a comprehensive logistics infrastructure. The region benefits considerably from its central location both in Germany and in Europe as a whole. In fact, the Rhine-Main/Frankfurt logistics region compares to the

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

logistics regions of Hamburg and "Bremen and North Sea ports" due to its gateway function – largely benefitting from the airport. The popularity of the region among logistics operators and industrial firms is reflected in the short floor space supply and the rent rates for logistics facilities either in the city area or around the airport, which are the highest in Germany after Munich.

Within the city of Hattersheim am Main, the subject property is situated in an established commercial area. The immediate surroundings consist of small warehouses, mainly production facilities and workshops as well as retail stores and discounters.

The motorway connection can be described as very good, because of the proximity to the motorway A66. The Frankfurt international airport is situated only around 10 km away and reachable in 10 minutes driving time. The fourth largest airport in Europe offers national and international connections.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property was developed from approx. 1971 on open / agricultural land. The property covers an area of approximately 0.9 hectares and comprises one single-storey warehouse structure divided into 4 units. Warehouse unit 1 is located in the north east and also includes integrated offices and a boiler room/tank room; warehouse unit 2 is located in the north west; warehouse units 3 and 4 are located in the centre and the south of the site respectively, both with integrated office facilities.

The building is surrounded by a service road and car parking is provided along the building/outside area. The warehouse units cover approx. 70% of the total site area. A further ~20% of the site is covered with hardstanding (access road and parking) and approx. 10% of the property along the site boundaries (bushes/trees) and in the south-eastern portion (grassed area) comprises landscaping.

Summary of known specification:

Characteristic	Result

Built / Renovation	1971

Eaves Height	4.4 metres

No. of loading Doors	14

Loading Door Ratio	2.95

Yard Depth	Approx. 10 meters

Cross-Dock	Yes

Warehouse (% of GLA)	100%

Site Coverage Ratio	70%

Source: Source: Phase I Environmental Review dated December 2019; the information gathered during the site inspection.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us.

Unit description	Primary use	Status	Area (sq m)

Warehouse	Storage	Let	4,750.00

Total			4,750.00

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €175,500 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have been made aware that the property is registered in the register of contaminated sites (Altlastenregister) which indicates a contamination or a potential contamination of the Properties, in particular due to their current or former use. If future excavation works are carried out at these Properties, this could lead to additional costs. However, no action is required on the current use of the Properties. As such we have assumed this does not have a material impact on our opinion of value given the valuation is prepared taken the current use into consideration.

According to the Draft Environmental Due Diligence report dated 13 December 2019, prepared by Ambiente Ltd. there are currently no known ground/soil contaminations. However, the following risks for contamination have been identified:

On-site:

● Potential for contamination from light industrial use of the subject property since c. 1970s.

Off-site:

● Potential for migration of contamination from former and current neighbouring light industrial uses.

In addition, there is the risk of the following building pollutants:

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

● Potential and known hazardous building materials within the building fabric.

From building operations, the following risks have been identified:

● Potential leaks and spills form current bulk storage of heating oil (78m³ AST).

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

TENURE	We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE	The rental contracts have not been made available to us. The information is based on the rent schedule dated on 30 November 2020.

The property is leased to four tenants (Precision Dispensing Solutions Europe GmbH, Rath KG, B.A.D. Agency Airsoft GmbH, Belowelk-Baugesellschaft mit beschränkter Haftung). There is no vacant space.

The property has a WAULT of 3.13 years as at the date of valuation. The total gross current rent generated by the property is €279,012 per annum whilst our opinion of the total gross market rent is €262,200 per annum. The property is largely shown as rack rented after accounting for vacancy.

The main tenant, with around 38% of the total rental space and around 38% of the total rental income, is “Precision Dispensing Solutions Europe GmbH”. The company was founded in 1961 and its line of business focusses on the wholesale distribution of surgical and other medical instruments, apparatus, and equipment.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Type & Calculation	Source	Effective	Amount
Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€175,500

Tenant Incentives	CBRE Estimate	On lease start / renewal No Repeat	€0

Rent Free: Belowelk- Baugesellschaft mit beschränkter Haftung	Tenancy Schedule	On Valuation No Repeat	€84,000

Letting Fees: 25% of Rental Value	CBRE Estimate	On lease start / renewal No Repeat	€0

TOTAL ON VALUATION			€259,500

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount

General Non- Recoverables: 0.5% of rental value	CBRE Estimate	On Valuation In perpetuity	€1,311

Maintenance: €2.00 per sq m	CBRE Estimate	On Valuation + Delay 60 Months	€9,500
		In perpetuity

Management 2.0% of rental value	CBRE Estimate	On Valuation In perpetuity	€5,244

Void Costs: €0.50 per sq m	CBRE Estimate	On Valuation On all voids	€0

TOTAL: ON VALUATION			€6,555

VALUATION METHODOLOGY – MARKET VALUE

We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. The rental rates range €50.52 – €56.4 per sq m per annum, depending on the duration of lease contracts, building specifications and age.

We have considered the most recent lettings agreed within the property itself to B.A.D and Belowelk-Baugesellschaft agreed at rents equating to €60 per sq m which, whilst slightly ahead of prevailing evidence, do substantiate our adopted rate below. Referring to the appended table, the first rental comparable is located in close proximity to the subject property. Therefore, the location can be assessed

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

as similar. The object comprises an industrial hall, which was built in 2016. The property has a lettable area of around 5,070 sq m. The property benefits from good public transport connections and good access to the motorway network. We consider this transaction evidence as comparable in terms of location, while the building quality is superior compared to the subject property. We have adopted the following rental rates within our valuation:

Use	Letting-Status	Rental Area	ERV per sq m	ERV (Total)

Warehouse	VACANT	4,750.00 sq m	€55.20 /sq m pa	€262,200.00 pa

Total*		4,750.00 sq m	€55.20 /sq m pa	€262,200.00 pa

* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would highlight investment comparables number two and three. The first investment comparable is located in Dietzenbach. Due to its farther distance to the motorway, the micro location is slightly inferior. The property has a lettable area of around 11,400 sq m and was sold for approx. EUR 9,000,000 (equating to EUR 789 per sq m) in Q1 2020. Due to its micro location, we consider the property as slightly inferior to the subject of our valuation.

The second investment comparable is located in Kelsterbach and is therefore located in the immediate vicinity of the subject property which is why the micro location of the properties is comparable. The property has a lettable area of around 2,635 sq m and is therefore comparable to the subject property in terms of size. It was sold for approx. EUR 1,957,729 (equating to around EUR 749 per sq m) in Q1 2020. Based on the above stated facts including the investment volume, similar micro location, and building quality, we consider the property as inferior to the subject of our valuation.

For the valuation of this asset, we have applied the following Equivalent Yield:

- 5.10%

This results in a Net Initial Yield of 5.85% and a capital rate per sq m of €893. The Net Initial Yield is currently being influenced by the level of vacancy.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€4,240,000

(four million two hundred and forty thousand Euros)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

The unrounded net capital value is €4,235,812. The gross unrounded capital value is €4,918,893 including €259,500 of capital costs and €423,581 purchaser’s costs (10.00%) respectively.

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 5.6%.

This results in a net rounded value of €3,440,000, equating to €724 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €6,020,039 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A) (€)	MONTHLY RENTAL RATE PER SQ M (€)	RELATIVE QUALITY
63128 Dietzenbach	Warehouse	Q1 2020	11,400	n/a	n/a	n/a	642,857	4.70	Inferior (macro location)
65719 Hofheim im Taunus	Industrial estate	Q4 2019	5,070	n/a	n/a	n/a	273,780	4.50	Slightly inferior (distance to the airport)
68642 Buerstadt	Distribution hall	Q2 2018	31,018	n/a	10	n/a	1,567,029	4.21	Similar to worse (micro location)
68647 Biblis	Distribution hall	Q2 2018	5,645	n/a	6	n/a	287,895	4.25	Similar to worse (macro location)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	WAULT (YEARS)	PASSING RENT PER ANNUM (€)	PURCHASE PRICE (€)	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY
63128 Dietzenbach	Warehouse	Q4 2020	1,200	n/a	n/a	1,050,000	n/a	875	Inferior (macro location)
63128 Dietzenbach	Warehouse	Q1 2020	11,400	n/a	642,857	9,000,000	n/a	789	Inferior (macro location)
65451 Kelsterbach	Warehouse	Q1 2020	2,635	n/a	n/a	1,974,729	n/a	749	Inferior (location, building quality)
68159 Mannheim	Warehouse	Q2 2019	21,999	n/a	n/a	18,000,000	n/a	818	Similar (micro location)

PROPERTY ID:	dejose - Josef-Beyerle-Str. 16
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Josef-Beyerle-Str. 16 - Josef-Beyerle-Str. 16, Weil der Stadt, 71263, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	8,060,000
Market Value (per sq m)	794
Net Initial Yield	6.12%
Reversionary Yield	6.00%
Equivalent Yield	5.80%
Gross Income (p.a.)	551,294
Gross Income (p.a.) (per sq m)	54
*Adj. Gross Income	551,294
Adj. Gross Income (per sq m)	54
Net Income (p.a.)	537,326
Net Income (p.a.) (per sq m)	53
Gross Rental Value	558,738
Gross Rental Value (per sq m)	55
Capital Expenditure	-340,000
Transaction Costs	9.00%
Over / Under Rented	-1.33%
	KEY FACTS
	Metric	Value
	Total Area (sq m)	10,147
	WAULT to Break by Rent	5.92
	WAULT to Break by ERV	5.92
	WAULT to Expiry by Rent	5.92
	WAULT to Expiry by ERV	5.92
	Percentage of Vacancy (Area)	0.00%
	Percentage of Vacancy (ERV)	0.00%
**	Number of Tenants	2
	Current Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:43

PROPERTY ID:	dejose - Josef-Beyerle-Str. 16
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:43

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

71263 WEIL DER STADT – JOSEF-BEYERLE-STRASSE 16

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
MAREIKE RECK	08/01/2020	01/02/2021	LIGHT INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

■    The subject property is located within the logistics region Stuttgart;

■    Good road network and public transport connections in vicinity to the motorways A 81 (8.7 km), A8 (11.7 km) and B295 (2 km);

■    Long remaining lease term (5.92 years).

■ Expected loss of population of 1.71% between 2020 and 2030 (Source: www.wegweiser-kommune.de); ■ Single tenant; ■ High CapEx Costs.
OPPORTUNITIES	THREATS
■ The continuing positive development of the overall economy could lead to an increase in rents. ■ Reletting to market terms could improve income profile (due to under-rent).

■    Fluctuations in the world economy and the global capital markets could have negative effects on German real estate market purchase prices.

■    Loss of rent and costs for reletting if tenant vacates the property.

LOCATION & SITUATION

LOCATION

The next largest economically significant city is Stuttgart, the state capital of Baden-Württemberg, is the center of the metropolitan region with the highest export ratio in Germany. It is also the state’s political, economic and cultural centre. The greater Stuttgart area looks back on a long history of mechanical and automotive engineering, with renowned companies and conglomerates domiciled in the area. As a modern services-dominated city, Stuttgart is gaining increasing significance as a place of finance. Going forward, the big-ticket project of moving the central railway station underground and redeveloping the resultant brownfield in urban planning terms (“Stuttgart 21") will certainly have ramifications for the local real estate market.

Compared to other conurbations, the Stuttgart region does not represent a preferred logistics location among the Class A cities despite its favourable site parameters and its great transportation access. Rather, the high concentration

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

of companies from the automobile industry (Daimler, Porsche), the chemical industry, and the respective suppliers both in Stuttgart proper and in the greater metro area make the city a logistics location of regional significance, other such locations in the region being Ulm and the Rhine-Neckar area. Stuttgart is moreover connected to the German and European inland waterway network via its Neckarhafen inland port, which includes a container ship terminal and a rail-to-road transshipment station. The port area of 100 hectares is home to a number of shipping companies, freight carriers, warehousing and trading companies. Main occupiers of the port include Rhenus, SCT, Duss Terminal Stuttgart Hafen, Reederei Schwaben, Bosch and Daimler, the latter two being the leading industrial companies in the Stuttgart metro region. Comparatively high prices for commercial property ensure that rent rates for warehouse and logistics space remain very stable regardless of the economic cycle. As the Stuttgart logistics market is defined by supplier structures and their short- to medium-term contract relations, the average rent rate is relatively high. Virtually no new trading estates are zoned in the region anymore, and, what is more, there are next to no industrial areas left.

Within the city of Weil der Stadt, the subject property is situated in an area, which is mainly used industrial and logistic purposes. The direct surroundings consist of industrial companies and retailers.

The motorway connection can be described as good because of the proximity to the motorway A81. The next airport is situated in Stuttgart around 35 km away and reachable in approximately 30 minutes. The airport offers national and international connections.

PROPERTY DESCRIPTION

DESCRIPTION

The property covers an area of approximately 2.1 hectares and comprises a building complex housing a central warehouse / factory section, 2 high-bay warehouses to the north west and south east and a two-storey office section to the west (with social rooms including showers on the upper floor).

A smaller annex to the north east of the warehouse is used as a paint shop (tenant-owned) and for storage of paints and oils.

The buildings do not have a basement. Two storage sheds (storage of spare parts) are located along the northern site boundary.

The buildings cover approximately 60% of the site area. Approximately 30% of the site is covered with hardstanding (tarmac - access road, yard areas and parking) and approximately 10% of the property is landscaped with grassed areas and bushes (predominantly along the north eastern site boundary).

It is understood that the current property was developed on agricultural land in the 1970s. The first construction phase comprised the northern building sections (factory building with office frontage to the south west and a high-bay warehouse section in the north west) which later were extended to the south east. A second high-bay warehouse section to the south east was attached to the existing building complex in 1987.

Summary of known specification:

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

	Characteristic	Result
	Built / Renovation	1970s
	Eaves Height	10.5 metres
	No. of loading Doors	7
	Loading Door Ratio	1.5
	Yard Depth	c. 5-25 metres
	Cross-Dock	Yes
	Warehouse (% of GLA)	94%
	Site Coverage Ratio	60%
	Source: Phase I Environmental Review dated January 2020; the information gathered during the site inspection.
ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us.
Unit Description	Primary Use	Status	Area (sq m)

Office	Office	Let	600

Warehouse	Production/Storage	Let	9,547

Total (lettable)			10,147

DUE DILIGENCE
STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €340,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

According to the Draft Environmental Due Diligence report dated 10 January 2020, prepared by Ambiente Ltd, there are currently no known ground/soil contaminations. However, the following risks for contamination have been identified:

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

On-site

	●	Potential for contamination from light industrial use of the subject property since the 1970s.

	●	Presumed PAH/hydrocarbon contaminated glue beneath wood flooring in the eastern unit (c.400m²).

Off-site

	●	Potential for migration of contamination from former and current neighbouring light industrial uses.

In addition, there is the risk of the following building pollutants:

	●	Potential and known hazardous building materials within the building fabric.

From building operations, the following risks have been identified:

	●	Potential leaks and spills from current storage of hazardous substances (including bulk heating oil storage, diesel storage, storage of paints and oils).

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

TENURE

We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.

We understand that the property is encumbered within two easements in relation to what appear to be a ‘light weight construction halls’ and a ‘corrugated metal garage’. Based on the information provided, it would appear that these elements are to be demolished. In approaching our valuation, we have assumed that these specific areas were already excluded from the areas sourced within the tenancy schedule provided.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

INCOME PROFILE

We have not been provided with the lease contracts. The following information is based on the rent schedule dated on 30 November 2020.

The property is leased as a single tenant object to LTG AG. The lease started on 01 December 2011 and expires on 31 December 2026. Further extension options are not available.

The property has a WAULT of 5.92 years from the date of valuation. The total gross current rent generated by the property is €551,294 per annum whilst our opinion of the total gross market rent is €558,738 per annum. The property is shown as under-rented.

LTG AG is a German company which is active in the air and climate technology sector. It has subsidies in Germany and the USA as well as sales partners e.g. in Canada, Russia, Australia and various European countries.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

	Capital Expenditure:

	Type & Calculation	Source	Effective	Amount
	Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€340,000
	Tenant Incentives	CBRE Estimate	On lease start / renewal No Repeat	€0
	Letting Fees: 25% of Rental Value	CBRE Estimate	On lease start / renewal No Repeat	€0
	TOTAL ON VALUATION			€340,000

	Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	General Non- Recoverables: 0.5% of rental value	CBRE Estimate	On Valuation In perpetuity	€2,794
	Maintenance: €1.75 per sq m	CBRE Estimate	On Valuation + Delay 60 Months	€17,757

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

		In perpetuity
Management 2.0% of rental value	CBRE Estimate	On Valuation In perpetuity	€11,175
Void Costs: €0.50 per sq m	CBRE Estimate	On Valuation On all voids	€0
TOTAL: ON VALUATION			€13,969

VALUATION METHODOLOGY – MARKET VALUE

We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. The rental rates range between €54.00 and €72.00 per sq m per annum, depending on the duration of the lease contract, building specifications and age.

Comparable number four is located in a slightly better macro location but in a comparable micro location, in a close vicinity to the motorway. Therefore, the location can be assessed as comparable. The property comprises a warehouse with a total area of 879 sq m. In addition, the property benefits from good connections to public transport and the motorway network. We have adopted the following rental rates within our valuation:

Use	Letting-Status	Rental Area	ERV per sq m	ERV (Total)

Office	LET	600.00 sq m	€72.00 /sq m pa	€43,200.00 pa

Warehouse	LET	9,547.00 sq m	€54.00 /sq m pa	€515,538.00 pa

Total*		10,147.00 sq m	€55.06 /sq m pa	€558,738.00 pa

* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would like to highlight investment comparables one and two. The first investment comparable is located in a superior macro location, as it is just outside Karlsruhe. It also has a slightly superior micro location and has a shorter distance to the motorway. The property has a lettable area of around 1,000 sq m and was sold for approx. EUR 700,000 (equating to around EUR 700 per sq m) in Q2 2020. We consider this comparable to be similar to the subject, however, we note that the market has strengthened in this sector since this sale.

Investment comparable number two is also located in the vicinity of Stuttgart. The macro location can thus be considered as comparable. The micro location is superior, as the property is in direct proximity to a motorway. The property has a lettable area of around 16,500 sq m and was sold for about EUR 11,880,000

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

(equating to around EUR 720 per sq m) in Q1 2020. Due to the comparable macro location, we consider the property to be similar, however, we note that the market has strengthened in this sector since this sale.

For the valuation of this asset, we have applied the following equivalent yield:

- 5.80%

This results in a Net Initial Yield of 6.11% and a capital rate per sq m of €794. The Net Initial Yield is currently being influenced by the level of under-rent.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€8,060,000

(eight million and sixty thousand Euro)

The unrounded net capital value is €8,059,839. The gross unrounded capital value is €9,215,224 including capital costs of €340,000 and €725,385 of purchaser’s costs (9.00%).

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 6.3%.

This results in a net rounded value of €6,630,000, equating to €653 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €13,828,018 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A.) (€)	MONTHLY RENTAL RATE PER SQ M (€)	RELATIVE QUALITY
72810 Gomaringen	Warehouse	Q1 2020	285	n/a	n/a	n/a	19,152	5.60	Similar (Macro location)
76189 Karlsruhe	Warehouse	Q1 2020	3,700	n/a	n/a	n/a	250,416	5.64	Similar (Distance to motorway)
75210 Keltern	Warehouse	Q1 2020	250	n/a	n/a	n/a	18,000	6.00	Similar (Macro location)
71254 Ditzingen	Warehouse	Q1 2020	879	n/a	n/a	n/a	60,651	5.75	Similar (Macro location)
72406 Bisingen	Warehouse	Q1 2020	731	n/a	n/a	n/a	35,088	4.00	Slightly inferior (Macro location)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	PASSING RENT PER ANNUM	PURCHASE PRICE (€)	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY
76189 Karlsruhe	Production	Q2 2020	1,000	n/a	700,000	n/a	700	Slightly superior (macro location)
70771 Leinefeld- Echterdingen	Light Industrial	Q1 2020	16,500	n/a	11,880,000	n/a	720	Similar (macro location)
73431 Aalen	Warehouse	Q1 2019	9,711	n/a	6,600,000	n/a	679	Slightly inferior (macro location)
79395 Neuenburg am Rhein	Distribution hall	Q3 2018	18,000	n/a	13,000,000	n/a	722	Similar (distance to the motorway)

PROPERTY ID:	dekelt - Kelterstr. 67
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Kelterstr. 67 - Kelterstr. 67,, Unterensingen, 72669, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	6,040,000
Market Value (per sq m)	1,334
Net Initial Yield	6.59%
Reversionary Yield	5.37%
Equivalent Yield	5.80%
Gross Income (p.a.)	443,376
Gross Income (p.a.) (per sq m)	98
*Adj. Gross Income	443,376
Adj. Gross Income (per sq m)	98
Net Income (p.a.)	433,697
Net Income (p.a.) (per sq m)	96
Gross Rental Value	387,174
Gross Rental Value (per sq m)	85
Capital Expenditure	-36,948
Transaction Costs	9.00%
Over / Under Rented	14.52%
	KEY FACTS
	Metric	Value
	Total Area (sq m)	4,529
	WAULT to Break by Rent	10.16
	WAULT to Break by ERV	10.16
	WAULT to Expiry by Rent	10.16
	WAULT to Expiry by ERV	10.16
	Percentage of Vacancy (Area)	0.00%
	Percentage of Vacancy (ERV)	0.00%
**	Number of Tenants	1
	Current Voids (months)	-

LEASES RANKED BY RENT	* Adjusted Gross Income equates to the Gross Income excluding any rent free periods ** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:43

PROPERTY ID:	dekelt - Kelterstr. 67
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:43

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

72669 UNTERENSINGEN – KELTERSTRASSE 67

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
MAREIKE RECK	07/01/2020	01/02/2021	OFFICE / STORAGE

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

■    The subject property is located in the logistics region Stuttgart;

■    The subject property is located in the European metropolitan region Stuttgart;

■    Long WAULT of 10.16 years;

■    Vicinity to the motorway A8 (4.9 km);

■ Underground storage of heating oil(40,000 litre); ■ Single tenant; ■ Subject is built to suit and has limited third party usability.
OPPORTUNITIES	THREATS

■    The continuing positive development of the overall economy could lead to an increase in rents;

■    The region as a whole might profit from “Stuttgart 21”, a railway and urban development project in Stuttgart.

■    Fluctuations in the world economy and the global capital markets could have negative effects on German real estate market purchase prices;

■    Single tenant risk;

■    Loss of rent and costs for reletting if tenant vacates the property;

■    Loss of additional income if tenant vacates the property, due to overrent situation.

LOCATION & SITUATION

LOCATION

Unterensingen is a community in the district of Esslingen and is about 28 km to the southeast of Stuttgart and belongs to the European metropolitan region of Stuttgart. The connection to the traffic infrastructure is provided by the federal motorways A 8 and A 81 in the immediate vicinity. In addition, the city is directly connected to the state capital Stuttgart via the regional rail network.

Compared to other conurbations, the Stuttgart region does not represent a preferred logistics location among the Class A cities despite its favourable site parameters and its great transportation access. Rather, the high concentration of companies from the automobile industry (Daimler, Porsche), the chemical

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

industry, and the respective suppliers both in Stuttgart proper and in the greater metro area make the city a logistics location of regional significance, other such locations in the region being Ulm and the Rhine-Neckar area. Stuttgart is moreover connected to the German and European inland waterway network via its Neckarhafen inland port, which includes a container ship terminal and a rail-to-road transshipment station. The port area of 100 hectares is home to a number of shipping companies, freight carriers, warehousing and trading companies. Main occupiers of the port include Rhenus, SCT, Duss Terminal Stuttgart Hafen, Reederei Schwaben, Bosch and Daimler, the latter two being the leading industrial companies in the Stuttgart metro region. Comparatively high prices for commercial property ensure that rent rates for warehouse and logistics space remain very stable regardless of the economic cycle. As the Stuttgart logistics market is defined by supplier structures and their short- to medium-term contract relations, the average rent rate is relatively high. Virtually no new trading estates are zoned in the region anymore, and, what is more, there are next to no industrial areas left.

Regarding the office market, compared to the other Class A cities, Stuttgart's office market had been characterised by low–level volatility until the financial crisis. That being said, the market action has gathered momentum in recent years. As a consequence, growing rents, increasing take–ups and significantly declining vacancies could be observed.

Demand for space has primarily been defined by the industrial/manufacturing sector. Leases signed for small premises of around 1,000 sqm account for roughly 50% of the take up. Both office completions and take–ups on the office market have gone over the last years. The average vacancy rate remains in rapid decline, and is already well below the average of the Class A cities. With a view to the surge in rents in recent years, there is reason to assume that the rent growth will more or less level out in the medium term

Within the city of Unterensingen, the subject property is situated in an area, which is mainly used industrial and logistic purposes. The direct surroundings consist of industrial companies, gastronomy and retailers.

The motorway connection can be described as good because of the close proximity to the motorway A8. The next airport is situated in Stuttgart around 18 km away and reachable in approximately 20 minutes. The airport offers national and international connections.

PROPERTY DESCRIPTION

DESCRIPTION

The property covers an area of approximately 0.8 hectares and comprises a 2-storey building housing warehouse/workshop and office areas on the ground floor (with a north western reception area and stairwell) and offices on the first floor arranged around a central roof terrace.

Two garage / storage buildings are located to the east of the warehouse (along north eastern boundary, with a transformer station) and in the central southern yard.

The buildings cover approximately 50% of the site area. Approximately 45% of the site is covered with hardstanding (mostly tarmac and partly concrete

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

pavers) and approximately 5% of the property along the site boundaries comprises landscaping (bushes/grass).

The current site building and the adjacent transformer/car garage complex in the east was constructed in 1986 on former agricultural land for light industrial uses (traffic control supply, traffic light installations, traffic light supply).

According to available information the eastern section of the property comprised a vehicle washdown area (concrete) until the mid-1990s. Inc.1995 the second central car garage unit was constructed.

Summary of known specification:

	Characteristic			Result
	Built / Renovation			1986
	Eaves Height			5 metres
	No. of loading Doors			2
	Loading Door Ratio			0.8
	Yard Depth			30 metres
	Cross-Dock			No
	Warehouse (% of GLA)			34%
	Site Coverage Ratio			50%
	Source: Phase I Environmental Review dated January 2020; the information gathered during the site inspection.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us.
	Unit Description	Primary Use	Status	Area (sq m)
	Office	Office	LET	2,971
	Warehouse	Production	LET	1,558
	Total (lettable)			4,529

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

less completed spend in 2020, we have not allowed for any associated capital expenditure within our valuation.
Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.
ENVIRONMENTAL CONSIDERATIONS	We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.
According to the Draft Environmental Due Diligence report dated 10 January 2020 from Ambiente Ltd. There are currently no known ground/soil contaminations. However, the following risks for contamination have been identified:
On-site
● Potential for contamination from light industrial use and former car wash since 1986.
Off-site
● Potential for migration of contamination from neighbouring light industrial uses.
In addition, there is the risk of the following building pollutants:
● No potential sources of contamination have been identified. From building operations, the following risks have been identified:
● Potential for contamination from underground storage of heating oil (40,000 litre).
We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.
We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.
TENURE	We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.
We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

INCOME PROFILE	The rental contracts have not been available. The information is based on the rent schedule dated on 30 November 2020.
The property is fully leased to a single tenant (Swarco Traffic Systems GmbH). There are no vacancies.
The property has a WAULT of 10.16 years from the date of valuation. The total gross current rent generated by the property is €443,376 per annum whilst our opinion of the total gross market rent is € 387,174 per annum. The property is shown as under-rented.
Swarco Traffic Systems GmbH is the largest company in the SWARCO Group and acts as a system integrator for traffic light systems and intersection controls, motorway and tunnel guidance systems, parking guidance systems and charging infrastructure for electric vehicles, including associated software development. A Germany-wide network of service technicians ensures that the traffic systems are ready for operation and maintained around the clock.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.
	Capital Expenditure:
	Type & Calculation	Source	Effective	Amount
	Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€0
	Tenant Incentives	CBRE Estimate	On lease start /renewal No Repeat	€0
	Letting Fees: 25% of Rental Value	CBRE Estimate	On lease start /renewal No Repeat	€0
	Rent Free – Swarco Traffic System	CBRE Estimate	CBRE Estimate	€36,948
	TOTAL ON VALUATION			€36,948

	Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	General Non-Recoverables: 0.5% of rental value	CBRE Estimate	On Valuation In perpetuity	€1,936

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

	Maintenance: €5.25 per sq m	CBRE Estimate		On Valuation + Delay 60 Months In perpetuity	€23,777
	Management 2.0% of rental value	CBRE Estimate		On Valuation In perpetuity	€7,743
	Void Costs: €0.50 per sq m	CBRE Estimate		On Valuation On all voids	€0
	TOTAL: ON VALUATION				€9,679

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. The rental rates range between €45 and €51 per sq m per annum, depending on the duration of the lease contract, building specification and age.

	Comparable number two is located in the similar macro location, in a close vicinity to the same motorway. Therefore, the location can be assessed as comparable, albeit there has been upward pressure on rents since the date of this transaction as evidenced by our adopted Warehouse rate. The property comprises a warehouse with a lettable area of around 2,820 sq m. The proximity to public transport is advantageous. We have adopted the following rates across the property:
	Use	Letting-Status	Rental Area	ERV per sq m	ERV (Total)
	Office	LET	2,971.00 sq m	€102.00 /sq m pa	€303,042.00 pa
	Warehouse	LET	1,558.00 sq m	€54.00 /sq m pa	€84,132.00 pa
	Total*		4,529.00 sq m	€85.49 /sq m pa	€387,174.00 pa
	* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.
	The office component distorts the overall blended rent but in isolation the relationship between the warehouse and office rate per sq m is reasonable.
	We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.
	We would like to highlight investment comparable number one and two. The macro location of the first investment comparable can be considered as superior, as the property is closer to a bigger city. The micro location can be considered as similar. The property has a lettable area of around 23,700 sq m and was sold for approx. EUR 24,316,000 (equating to around EUR 1,026 per sq m) in Q2 2020. Due to the

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

slightly superior macro location but comparable micro location, we consider the property similar/ slightly inferior to the subject property.
The second investment comparable is located in the direct vicinity to the motorway too. The micro location can be considered as similar. The property has a lettable area of around 5,483 sq m and was sold for approx. EUR 6,626,732 (equating to around EUR 1,209 per sq m) in Q1 2019. Due to the slightly worse macro location but comparable micro location, we consider the property similar/slightly inferior to the subject property.
For the valuation of this asset, we have applied the following equivalent yield:
- 5.80%
This results in an Initial Yield of 6.28% and a capital rate per sq m of €1,431. The Net Initial Yield is currently being influenced by the level of over-rent.
On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:
€6,040,000
(Six million and forty thousand Euros)
The unrounded net capital value is €6,041,367. The gross unrounded capital value is €6,622,038 including €36,948 of capital costs and €543,723 purchaser’s costs (9.00%).
Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.
VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.
In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 6.3%.
This results in a net rounded value of €5,270,000, equating to €1,164 per sq m.
ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €7,251,636 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.
This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	MONTHLY RENTAL RATE PER SQ M	RELATIVE QUALITY
77955 Ettenheim	Warehouse	Q1 2020	26,800	n/a	n/a	n/a	1,372,800	4.00	Similar (distance to the motorway)
71332 Waiblingen	Warehouse/Production hall	Q4 2019	2,459	n/a	n/a	n/a	120,000	4.06	Similar (macro location)
73230 Kirchheim	Warehouse/ Production hall	Q4 2019	2,820	n/a	n/a	n/a	126,720	3.75	Similar (distance to the motorway)
68647 Biblis	Distribution hall	Q2 2018	5,645	n/a	6	n/a	287,895	4.25	Similar (distance to the motorway)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	PASSING RENT PER ANNUM (EUR)	PURCHASE PRICE €	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M €	RELATIVE QUALITY
90765 Fürth	Production hall	Q2 2020	23,700	1,279,800	24,316,000	n/a	1,026	Similar to superior (macro location)
78652 Deißlingen	Cold storage	Q1 2019	5,483	413,256	6,626,732	5,7	1,209	Similar to inferior (macro location)
77694 Kehl	Cold storage	Q1 2019	12,861	791,452	12,691,269	5,7	987	Slightly inferior (macro location)
70469 Stuttgart	Production hall	Q4 2018	43,000	n/a	50,000,000	n/a	1,162	Slightly inferior (micro location)

PROPERTY ID:	dekohl - Kohlstrasse 8
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Kohlstrasse 8 - Kohlstrasse 8, Koln, 50827, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	22,375,000
Market Value (per sq m)	842
Net Initial Yield	4.30%
Reversionary Yield	4.80%
Equivalent Yield	4.70%
Gross Income (p.a.)	1,052,162
Gross Income (p.a.) (per sq m)	40
*Adj. Gross Income	1,052,162
Adj. Gross Income (per sq m)	40
Net Income (p.a.)	1,021,349
Net Income (p.a.) (per sq m)	38
Gross Rental Value	1,232,285
Gross Rental Value (per sq m)	46
Capital Expenditure	-504,532
Transaction Costs	6.25%
Over / Under Rented	-14.61%
	KEY FACTS
	Metric	Value
	Total Area (sq m)	26,572
	WAULT to Break by Rent	2.40
	WAULT to Break by ERV	2.29
	WAULT to Expiry by Rent	2.40
	WAULT to Expiry by ERV	2.29
	Percentage of Vacancy (Area)	0.00%
	Percentage of Vacancy (ERV)	0.00%
**	Number of Tenants	9
	Current Voids (months)	12

LEASES RANKED BY RENT	* Adjusted Gross Income equates to the Gross Income excluding any rent free periods ** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:44

PROPERTY ID:	dekohl - Kohlstrasse 8
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:44

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT
50827 COLOGNE, KOEHLSTRASSE 8

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
FLORIAN ECKERVOGT	19/12/2019	01/02/2021	WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

■    Excellent macro location within one of the most important German logistics region;

■    Attractive location due to an excellent connection to motorways network, railway lines and inland port on the Rhine;

■    The subject property is situated in an established commercial park in close proximity to motorways A57, A1 and B59;

■    Adequate connection to the passenger and cargo airport Cologne / Bonn (travel timeapprox. 25 min);

■    Fully let to multiple tenants.

■ High office share of around 13%; ■ WAULT of 2.39 years to breaks.
OPPORTUNITIES	THREATS
■ The continuing positive development of the overall economy could lead to an increase in achievable rents; ■ Reletting to market terms could improve income profile (due to under-rent).

■    Fluctuations in the world economy and the global capital markets could have negative effects on the German commercial real estate market;

■    High capital expenditures could occur in the future (due to advanced building age).

LOCATION & SITUATION
LOCATION	Together with the former federal capital Bonn, Cologne forms the heart of the Cologne-Bonn metropolitan region, which is also part of the Rhine-Ruhr metropolitan region. Cologne is one of four megacities in Germany and is in great competition with the nearby state capital of Düsseldorf. The city has a wide range of universities and colleges and is an attractive research location. In addition, Cologne is an important location for media (especially television),

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

services and production (including Ford) as well as a trade fair venue and transport hub for rail and ship. Between Cologne and Bonn lies the international airport Cologne/Bonn “Konrad-Adenauer”, one of the largest German commercial airports.

Cologne is front and centre of the eponymous logistics region. The greater Cologne area represents an important logistics location due to its conveniently accessible location at the intersection of several motorways, railway lines and on the Rhine. In addition to its integration into a dense motorway and railway network (being a central rail hub in continental Europe), Cologne's perks as logistics location include the Cologne/Bonn Airport, the inland port in Cologne-Niehl and the cargo transshipment centre GVZ Cologne-Eifeltor.

The Rheinhafen inland port is Germany's second largest inland port, and one of the most important ones in Europe. The Cologne/Bonn Airport is one of Germany's five largest freight airports. The region's logistics sector is focused on companies in the automotive, petroleum and retail industries. Similar to other cities, new developments tend to be outside the city limits. Roughly 600,000 sqm of usable floor space were completed within the logistic region during the past five years (2014 – 2018). The city's importance as an inter-regional hot spot is essentially underlined by its logistics infrastructure and production logistics. Boroughs within Cologne which play a primary role in logistics are Gremberghofen, Ossendorf, Niehl and Godorf.

Within the city of Cologne, the subject property is situated in an established commercial area, dominated by logistic and industrial premises. The immediate vicinity consists of industrial companies, garages and retailers.

The motorway connections can be rated as very good due to the close. proximity to the motorways A57, A1 and B59. The nearest passenger and cargo airport Cologne / Bonn is situated on the opposite side of the city limits, 23.0 km away and reachable in approx. 25 minutes.

PROPERTY DESCRIPTION

DESCRIPTION

The property covers an area of approx. 4.1 hectares and comprises a building complex with five warehouse sections each of which contain 7 units as well as two separate office sections.

An additional former workshop building with a two-storey office frontage is located adjacent to the south-western site boundaries. A former gatekeeper’s building containing a technical supply room in the basement is located in the accessing area in the western part of the property.

Approx. 60% of the property is covered with the building complexes. The site further comprises ~20% of circulation area with brick paving or concrete. Another ~10% of the property is unsealed (road gravel and undeveloped land). The remaining 10% of the property comprises landscaping along the south-western boundaries of the site.

The property was developed in 1972 as part of a trade and commercial centre including the western sections of the current building complex (warehouse units

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

3, 4, 5 plus the workshop building). The office sections and warehouses 1 and 2 (high-bay warehouse) were erected between 1987 and 1989.

The roof of the older building section was renovated in 2010. The building’s flat roof on top of the warehouse section was equipped with a photovoltaic power plant in 2015.

The warehouse areas are constructed with pre-cast concrete pillars carrying partly timber cross beams and partly concrete beams. The flat roofs are covered with roofing membrane and gravel fill. The façade is of trapezoidal metal clads and sandwich elements or concrete and brick wall construction. The façade of the office buildings is of wash concrete panels and metal clads.

The warehouse structures comprise 45 loading doors in total which are accessed from the northern and southern side of the property. The property can be encircled, and a sufficient number of car and lorry parking spaces are located on the site.

During the inspection not all parts of the property and the premises were accessible.

Summary of known specification:

Characteristic	Result
Built / Renovation	1972 / 1987 / 1989 / 2010 / 2015
Eaves Height	n/a
No. of Loading Doors	45
Loading Door Ratio	2.61
Yard Depth	Approx. 26-52 metres
Cross-Dock	Front loading
Warehouse (% of GLA)	73%
Site Coverage Ratio	60%
Source: Phase I Environmental Review dated January 2020; the information gathered during the site inspection.
ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us.
Unit description	Primary use	Status	Area (sq m)
Warehouse	Industrial	Let	17,256

Office	Office	Let	3,063

Other	Storage	Let	3,306

Other	Roof	Let	1

Outdoor	Yard	Vacant	2,944

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Total (lettable)	26,570

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €504,500 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have been made aware that the property is registered in the register of contaminated sites (Altlastenregister) which indicates a contamination or a potential contamination of the Properties, in particular due to their current or former use. If future excavation works are carried out at these Properties, this could lead to additional costs. However, no action is required on the current use of the Properties. As such we have assumed this does not have a material impact on our opinion of value given the valuation is prepared taken the current use into consideration.

According to the Draft Environmental Due Diligence report, dated 13 December 2019, prepared by Ambiente Ltd. There are currently no known ground/soil contaminations. However, the following risks for contamination have been identified: On-site

• Potential infill material of former clay pit (Made Ground);

• Potential for contamination from decommissioned 16,000 litre chambered UST fuel tank (diesel, petrol) of former refuelling facility and from decommissioned 1,000 litre underground waste oil tank of car repair unit in the west of the property;

• Potential for contamination from light industrial use of the subject property since c. 1972 including car repairs etc.

Off-site

• Potential for migration of contamination from neighbouring historical land uses (i.e. potential Made Ground or landfill in former

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

clay / gravel pits, railway track, northern airfield and military activities) and current light industrial use since the 1970s.

In addition, there is the risk of the following building pollutants:

         •     Potential and known asbestos containing materials within building fabric.

From building operations, the following risks have been identified:

         •     Potential for leaks and spills from current limited chemical storage at the site.

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

TENURE

We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE

We have not been provided with the rental contracts. The information below is based on the rent schedule dated on 30 November 2020.

The property is fully let to five tenants (flaschenpost Köln GmbH, Pantenburg, POCO Einrichtungsmärkte GmbH, Smyths Toys GmbH, ZEH Internationale Speditions Gmbh & Co KG).

The property has a WAULT of 2.39 years to breaks, as at date of valuation. The total gross current rent generated by the property is €1,052,162 per annum whilst our opinion of the total gross market rent is €1,232,285 per annum. The property is shown as under-rented.

The main tenant with around 41% of the total rental space and around 46% of the total rental income is “flaschenpost Köln GmbH”. The company offers alcoholic and non-alcoholic beverages such as tea and cold beer. “flaschenpost” mainly serves customers in Germany.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

Type & Calculation	Source	Effective	Amount
Capital Expenditure:	Technical Due	On Valuation	€504,500
Fixed Amount	Diligence
		No Repeat
Tenant Incentives	CBRE Estimate	On lease start /	€20
		renewal

		No Repeat
Letting Fees: 25% of	CBRE Estimate	On lease start /	€12
Rental Value		renewal

		No Repeat
TOTAL ON VALUATION			€504,532

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount
General Non-	CBRE Estimate	On Valuation	€6,161
Recoverables:
		In perpetuity
0.5% of rental value
Maintenance:	CBRE Estimate	On Valuation +	€59,787
€2.25 per sq m		Delay 60 Months

		In perpetuity
Management	CBRE Estimate	On Valuation	€24,646

2.0% of rental value		In perpetuity
Void Costs:	CBRE Estimate	On Valuation	€6
€0.50 per sq m
		In perpetuity
TOTAL: ON VALUATION			€30,813

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION METHODOLOGY– MARKET VALUE

We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. The warehouse rental rates range between €49.20 and €72 per sq m per annum, depending on the duration of the lease contract, building specifications and age. Within the evidence table appended, we would highlight the comparable property in Cologne as being of greatest relevance in terms of asset characteristics. We have not rentalised the yard area given it would not be a reasonable assumption for this asset. The property is otherwise fully let and the most likely 'occupant' of the yard would be an in situ tenant, which does not seem to be the case by way of a formal arrangement at least.

Comparable number two is located in a similar micro location, in close vicinity to the motorway. Therefore, the location can be assessed as comparable. The property was completed in 1972 and has a lettable area of 7,060 sq m. It is advantageous that a bus stop is located in the immediate vicinity of the subject property. We have adopted the following rental rates within our valuation:

Use	Letting-Status	Rental Area	ERV per sq m	ERV (Total)

Office	LET	3,062.67 sq m	€72.00 /sq m pa	€220,512.00 pa

Other	LET	3,306.59 sq m	€49.20 /sq m pa	€162,684.23 pa

Roof	LET	1.00 sq m	€0.00 /sq m pa	€0.00 pa

Warehouse	LET	17,256.00 sq m	€49.20 /sq m pa	€848,995.20 pa

Yard	VACANT	2,944.00 sq m	€0.00 /sq m pa	€0.00 pa

Total*		26,572.26 sq m	€46.37 /sq m pa	€1,232,285.43 pa

* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.

We have arrived at our opinion of Market Value adopting the traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would highlight investment comparables number two and three. The comparable number two is located south of Bielefeld, near the district of Sennestadt. Similar to the subject property, there is train stop near the property. Also, there is a motorway

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

crossing accessible in a 5-minute drive from the object. The property has a lettable area of around 22,336 sq m and was sold for approx. EUR 24,400,000 (equating to around EUR 1,092 per sq m) in Q3 2019. We consider the property to be superior to the subject of valuation, mainly due to the micro location.

The comparable property number three is located at the suburban fringe of Neuss. It is advantageous that a train station is located near the property. The motorway is accessible in a 6-minute drive from the object. The property was constructed in 1994, has a lettable area of around 16,300 sq m and was sold for approx. EUR 15,000,000 (equating to around EUR 920 per sq m) in Q1 2019. Due to the comparable micro location, we consider the property similar to the subject of valuation.

For the valuation of this asset, we have applied the following Equivalent Yield:

4.70%

This results in a Net Initial Yield of 4.30% and a capital rate per sq m of €842.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€22,375,000

(twenty-two million three hundred and seventy-five thousand Euros)

The unrounded net capital value is €22,363,929. The gross unrounded capital value is €24,266,206 including €504,532 of capital costs and €1,397,735 purchaser’s costs (6.25%) respectively.

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

VALUATION METHODOLOGY– VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 5.3%.

This results in a net rounded value of €18,000,000, equating to €677 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €25,967,228 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A) (€)	MONTHLY RENTAL RATE PER SQ M (€)	RELATIVE QUALITY
50827 Cologne	Warehouse	Q3 2020	90	n/a	n/a	n/a	4,201	3.89	Similar (distance to the motorway)
50827 Cologne	Warehouse	Q4 2019	7,060	n/a	n/a	n/a	335,824	4.20	Similar (distance to the motorway)
50739 Cologne	Warehouse	Q4 2019	2,150	n/a	n/a	n/a	100,620	3.90	Similar (distance to the motorway)
50739 Cologne	Warehouse	Q4 2019	2,409	n/a	n/a	n/a	118,800	4.11	Similar (distance to the motorway)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	WAULT (YEARS)	PASSING RENT PER ANNUM (€)	PURCHASE PRICE (€)	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY
53909 Zülpich	Warehouse	Q3 2020	54,000	n/a	n/a	50,000,000	n/a	926	Similar (micro location)
45356 Bielefeld	Warehouse	Q3 2019	22,336	10.1	n/a	24,400,000	n/a	1,092	Superior (micro location)
41460 Neuss	Distribution hall	Q1 2019	16,300	n/a	n/a	15,000,000	n/a	920	Similar (micro location)
33689 Bielefeld	Distribution hall / Cold storage warehouse	Q1 2019	10,578	10	728,928	11,457,583	6.4 (Gross)	1,083	Similar (micro location)

PROPERTY ID:	dekole - Kolenbeekstieg 1, 2-6
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Kolenbeekstieg 1, 2-6 - Kolenbeekstieg 1, 2-6, Stelle, 21435, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	22,800,000
Market Value (per sq m)	1,177
Net Initial Yield	4.57%
Reversionary Yield	4.68%
Equivalent Yield	4.50%
Gross Income (p.a.)	1,131,928
Gross Income (p.a.) (per sq m)	58
*Adj. Gross Income	1,131,928
Adj. Gross Income (per sq m)	58
Net Income (p.a.)	1,106,667
Net Income (p.a.) (per sq m)	57
Gross Rental Value	1,191,312
Gross Rental Value (per sq m)	62
Capital Expenditure	-898,604
Transaction Costs	6.25%
Over / Under Rented	-3.36%
KEY FACTS
Metric	Value
Total Area (sq m)	19,366
WAULT to Break by Rent	3.27
WAULT to Break by ERV	3.33
WAULT to Expiry by Rent	3.27
WAULT to Expiry by ERV	3.33
Percentage of Vacancy (Area)	1.23%
Percentage of Vacancy (ERV)	1.69%
Number of Tenants	11
Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:44

PROPERTY ID:	dekole - Kolenbeekstieg 1, 2-6
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:44

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

21435 STELLE, KOLENBEEKSTIEG 1,2-6

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
ALEXANDER BURKHARD	03/01/2020	01/02/2021	LOGISTICS

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES

■    The subject property is located in the logistics region Hamburg;

■    Fairly secure income stream due to multi-tenant concept;

■    Sufficient loading docks;

■    Access to the motorway A39 in only about 3.2 km.

■ Higher management requirements through multi-tenant concept; ■ Building contains asbestos; ■ WAULT of 3.27 years to breaks.
OPPORTUNITIES	THREATS
■ The continuing positive development of the overall economy could lead to an increase in rents; ■ Letting the vacancies would improve the income stream.

■    Fluctuations in the world economy and the global capital markets could have negative effects on German real estate market purchase prices;

■    Some short remaining lease terms might negatively impact the income stream.

LOCATION & SITUATION

LOCATION	The next largest economically significant city is Hamburg. With around 1.8 million inhabitants, the Hanseatic City of Hamburg is the second largest city in Germany. In addition to the maritime economy and logistics, Hamburg is also an important location for the aviation and food industries. Hamburg is thecentre of the Hamburg metropolitan region with a total population of over 5.3 million and extends to the east and far into the federal state of Mecklenburg-Western Pomerania. Hamburg is well connected to Germany and other European countries through the main railway station with numerous directconnections and the motorways A1, A7, A23, A24 and A25. Hamburg International Airport is the fifth largest airport in Germany.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

The city of Stelle belongs to the Hamburg logistics region. Due to its status as Germany’s largest universal port and the third largest seaport in Europe, the Hamburg region is an important centre for foreign trade and a gateway forgoods destined for the continental sales markets. Owing to its location, Hamburg also acts as a logistics hub between the North Sea and the Baltic. Asa result, the logistics location is widely used by a range of market players including logistics service providers and trade and industry.

Within the city of Stelle, the subject property is situated in an area, which is mainly used for industrial and logistic purposes. The direct surroundings consist of logistic services providers and retailers.

The motorway connection can be described as good because of the close proximity to the motorway A39. The next airport is situated in Hamburg around 35 km away and reachable in approximately 60 minutes. The airport offers national and international connections.

PROPERTY DESCRIPTION

DESCRIPTION	The site covers an area of approximately 4.16 hectares and comprises two separate warehouse complexes with attached office areas (total of 8 units).

	Building 1 (Kolenbeekstieg 1) is located to the west of Kolenbeekstieg road and Building 2 (Kolenbeekstieg 2-6) to the east. The buildings do not have basements.

	The buildings cover approximately 65% of the property. Approximately 30% of the site is covered with hardstanding (yard areas and parking) and approximately 5% of the property comprises landscaping (grass and bushes/trees).

The eastern site building (Kolenbeekstieg 2-6) was developed on former marshland in 1985 for storage purposes. The western building (Kolenbeekstieg 1) was developed on former marshland in 1992 for storage and distribution use. During construction, the site area was backfilled with sandy material, comprising small amounts of building rubble and slag to provide a suitable development platform.

	Summary of known specification:

	Characteristic	Result
	Built / Renovation	1985 and 1992
	Eaves Height	c. 6 metres
	No. of loading Doors	32
	Loading Door Ratio	0.55
	Yard Depth	c. 10-35 metres
	Cross-Dock	Yes
	Warehouse (% of GLA)	92%
	Site Coverage Ratio	65%

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

	Source: Phase I Environmental Review dated December 2019; the information gathered during the site inspection.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon.floor areas made available to us.

	Unit Description	Primary Use	Status	Area (sq m)

	Office	Office	LET	985

	Office	Office	VACANT	239

	Other	Other	LET	249

	Warehouse	Logistics	LET	17,895

	Total (lettable)			19,368

DUE DILIGENCE
STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have thereforerelied on the information provided by the Borrower, including a Capexschedule dated 12 June 2019 and schedule with revised budget of capexdated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €890,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have been made aware that the property is registered in the register of contaminated sites (Altlastenregister) which indicates a contamination or a potential contamination of the Properties, in particular due to their current orformer use. If future excavation works are carried out at these Properties, this could lead to additional costs. However, no action is required on the currentuse of the Properties. As such we have assumed this does not have a material impact on our opinion of value given the valuation is prepared taken the current use into consideration.

According to the Draft Environmental Due Diligence report dated 10 January 2020 from Ambiente Ltd. There are currently no known ground/soil

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

contaminations. However, the following risks for contamination have been identified:

On-site

● Potential for contamination from Made Ground and light industrial use of the property.

Off-site

● Potential for migration of contamination from neighbouring former light industrial uses.

In addition, there is the risk of the following building pollutants:

● Known asbestos containing materials within building fabric.

From building operations, the following risks have been identified:

● No potential sources of contamination have been identified.

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would bediscovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factor sand have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

TENURE	We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

INCOME PROFILE	We have not been provided with rental contracts. The information stated below is based on the rent schedule dated on 30 November 2020.
The property is leased to six tenants (Ankerkraut GmbH, BDSK Handels GmbH & Co. KG, Cargotrans GmbH & Co. KG Internationale Spedition, DataLog Spedition GmbH, Dole Europe GmbH, IN-TIME Transport GmbH). 239 sq m of office spaces (1.23% of total space) are vacant.
The property has a WAULT of 3.27 years from the date of valuation. The total gross current rent generated by the property is €1,131,928 per annum whilst our opinion of the total gross market rent is €1,191,312 per annum. The property is shown as under-rented even after accounting for current vacancy.
The main tenant is with about 35% of the total rental space and about 35%of the total rental income is the “Cargotrans GmbH & Co. KG Internationale Spedition”. Cargotrans is a medium-sized company and offers services as an international freight forwarder. In addition to transport organisation, customs clearance and warehousing, other value-added services are also included in the range of services. Cargotrans offers transport through shipping companies, airlines, its own vehicles and other logistics partners.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuationor whether they take effect at a later date.
	Capital Expenditure:
	Type & Calculation	Source	Effective	Amount
	Capital Expenditure:Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€890,000
	Tenant Incentives	CBRE Estimate	On lease start /renewal No Repeat	€3,585
	Letting Fees: 25% of Rental Value	CBRE Estimate	On lease start /renewal No Repeat	€5,019
	TOTAL ON VALUATION			€898,604

	Revenue Deductions:
	Type & Calculation	Source	Effective	Annual Amount
	General Non-Recoverables:0.5% of rental value	CBRE Estimate	On Valuation In perpetuity	€5,957

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

	Maintenance: €1.80 per sq m		CBRE Estimate	On Valuation + Delay 60 Months In perpetuity	€34,859
	Management 1.5% of rental value		CBRE Estimate	On Valuation In perpetuity	€17,870
	Void Costs: €0.50 per sq m		CBRE Estimate	On Valuation On all voids	€1,434
	TOTAL: ON VALUATION				€25,261
VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. Within the evidence table appended, we would highlight the propertiesin Stelle as being of greatest relevance in terms of asset characteristics.

	From within the property itself, we would highlight lettings agreed in 2020 at rates of between €66 and €67 per sq m, albeit we envisage these as slightly higher than the prevailing market. With regard to the rental comparables, we would like to highlight the second rental comparable which is located in the similar micro location, in a close vicinity to the motorway. Therefore, the location can be assessed as comparable. The property was completed in 1992 and has a lettable area of around 3,302 sq m, significantly smaller compared to the subject. Smaller premises often achieve higher rental rates per sq m due to economies of scale or quantum. We have adopted the following rates across the property:

	Use	Letting-Status	Rental Area	ERV per sq m	ERV (Total)
	Office	LET	984.57 sq m	€84.00 /sq m pa	€82,703.88 pa
	Office	VACANT	239.06 sq m	€84.00 /sq m pa	€20,082.72 pa
	Other	LET	248.29 sq m	€60.00 /sq m pa	€ 14,897.40 pa
	Warehouse	LET	17,895.04 sq m	€60.00 /sq m pa	€1,073,702.40 pa
	Total*		19,367.12 sq m	€61.52 /sq m pa	€1,191,312.40 pa
	* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.

	We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

	We would like to highlight investment comparable number one and two. We would highlight that there is a lack of detail relating to the income profile of the assets and therefore limits on assessing the yield profile. Our principal consideration is therefore

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

on the rate per sq m. There is no further better evidence we are aware of and could highlight in relation to this property. The first investment comparable is similar in macro location, as it is just outside Hanover. In terms of micro location, the subject propertyis closer to a motorway than the comparable. However, it can be considered as having comparable features. The property has a lettable area of around 18,000 sq m and was sold for about €23,846,400 (equating to around €1,325 per sq m) in Q1 2020.Due to comparable macro location, we consider the property to be similar.

The second investment comparable is located in the direct vicinity to the motorway and profits from similar location qualities. The property has a lettable area of around 16,300 sq m and was sold for approx. EUR 18,073,400 (equating to around EUR 1,109 per sq m) in Q1 2020. Due to the comparable micro location, we consider the property similar to the subject of valuation.

For the valuation of this asset, we have applied the following equivalent yield:

- 4.50%

This results in a Net Initial Yield of 4.57% and a capital rate per sq m of €1,177. The Net Initial Yield is currently being influenced by the level of vacancy.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€22,800,000
(twenty-two million and eight hundred thousand Euro)

The unrounded net capital value is €22,799,224. The gross unrounded capital value is €25,122,780 including €898,604 capital costs and €1,424,951 purchaser’s costs (6.25%).

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 5%.

This results in a net rounded value of €18,900,000, equating to €976 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €22,613,029 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M]	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A) (€)	MONTHLY RENTAL RATE PER SQ M (€)	RELATIVE QUALITY
22525 Hamburg	Warehouse	Q1 2020	4,447	n/a	n/a	n/a	235,294	4.50	Similar (distance to motorway) but inferior building
21435 Stelle	Warehouse	Q4 2019	11,302	n/a	n/a	n/a	745,932	5.50	Similar (macro location)
21432 Stelle	Warehouse	Q4 2019	3,302	n/a	n/a	n/a	214,932	5.50	Similar (macro location)
21435 Stelle	Warehouse	Q4 2019	1,186	n/a	n/a	n/a	78,276	5.50	Similar (macro location)
21435 Stelle	Warehouse	Q4 2019	11,367	n/a	n/a	n/a	750,222	5.50	Similar (macro location)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	PASSING RENT PER ANNUM	WAULT	PURCHASE PRICE (€)	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY
30179 Hannover	Warehouse	Q1 2020	18,000	n/a	n/a	23,846,400	n/a	1,325	Similar (micro location)
30826 Garbsen	Warehouse	Q1 2020	16,300	n/a	n/a	18,073,400	n/a	1,109	Similar (macro location)
28832 Achim	Warehouse	Q1 2019	16,464	n/a	n/a	20,546,975	n/a	1,248	Similar (micro location)
31515 Wunstorf	Warehouse	Q1 2019	10,988	n/a	n/a	13,211,519	n/a	1,202	Similar (similar location)

PROPERTY ID:	dekorn - Kornwestheimer Str. 54
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Kornwestheimer Str. 54 - Kornwestheimer Str. 54, Korntal-Münchingen, 70825, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	12,475,000
Market Value (per sq m)	992
Net Initial Yield	4.66%
Reversionary Yield	4.92%
Equivalent Yield	4.70%
Gross Income (p.a.)	643,119
Gross Income (p.a.) (per sq m)	51
*Adj. Gross Income	643,119
Adj. Gross Income (per sq m)	51
Net Income (p.a.)	625,505
Net Income (p.a.) (per sq m)	50
Gross Rental Value	704,556
Gross Rental Value (per sq m)	56
Capital Expenditure	-471,000
Transaction Costs	7.50%
Over / Under Rented	-8.72%

	KEY FACTS
	Metric	Value
	Total Area (sq m)	12,574
	WAULT to Break by Rent	4.83
	WAULT to Break by ERV	4.85
	WAULT to Expiry by Rent	4.83
	WAULT to Expiry by ERV	4.85
	Percentage of Vacancy (Area)	0.00%
	Percentage of Vacancy (ERV)	0.00%
**	Number of Tenants	5
	Current Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:44

PROPERTY ID:	dekorn - Kornwestheimer Str. 54
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:44

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

70825 KORNTAL-MUENCHINGEN – KORNWESTHEIMER STRASSE 54

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
MAREIKE RECK	08/01/2020	01/02/2021	LIGHT INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
■ The subject property is located in the logistics region Stuttgart; ■ Good access to the motorway A81 (1.2 km) and B10 (0.6 km); ■ The subject property is fully let;	■ The anchor tenant produces more than 98% of the income stream; ■ Building contains hazardous materials; ■ Few subdivision possibilities for multi-tenant concept; ■ WAULT of 4.83 years to breaks.
OPPORTUNITIES	THREATS

■      The continuing positive development of the overall economy could lead to an increase in rents;

■      Removal of the break option or tenant remains in occupation until expiry;

■      Re-letting at market terms could improve income profile (due to slight under-rent situation).

■       Fluctuations in the world economy and the global capital markets could have negative effects on German real estate market purchase prices;

■       Potential risk of soil contamination due to storage of heating oil, hydraulic oil and chemicals by the tenant.

LOCATION & SITUATION

LOCATION

The next largest economically significant city is Stuttgart. The state capital Stuttgart is the centre of the most export-oriented metropolitan region in Germany. It also marks the political, economic and cultural centre of Baden- Wuerttemberg and is with over 630,000 inhabitants the largest city. Stuttgart is regarded as one of the leading German economic centres with a strong dominance of high-tech companies. Key industries include the automotive industry and electrical engineering.

In comparison to other conurbations, the Stuttgart logistics region does not represent a preferred logistics location among the A-cities, despite its favourable location and good traffic connections.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Within the city of Korntal-Muenchingen, the subject property is situated in an area, which is mainly used for commercial and industrial purposes. The direct surroundings consist of industrial companies, logistic service providers and retailers.

The motorway connection can be described as good because of the proximity to the motorway A81. The next airport is situated in Stuttgart around 30 km away and reachable in approximately 35 minutes. The airport offers national and international connections.

PROPERTY DESCRIPTION

DESCRIPTION

The site covers an area of approximately 1 hectare and comprises a building complex with a one to three-storey warehouse / factory building (building units B, C, D as depicted in the above aerial view) and a four-storey office/residential building in the north (building unit A). Building units A and B are fitted with basement levels.

The buildings cover approximately 75% of the site area. Approximately 20% of the site is covered with hardstanding (tarmac) used for access roads and car parking and approximately 5% of the property along the north- eastern site boundary comprises landscaping (grass and bushes/trees).

The property was developed on greenfield land in c.1975-1977 and used as a lamp factory. The original property included a 4-storey office annex with company owned apartments in the south, which was demolished in 1995.

Summary of known specification:

	Characteristic	Result
	Built / Renovation	1975-1977
	Eaves Height	5.6 metres
	No. of loading Doors	7
	Loading Door Ratio	0.56
	Yard Depth	Approx. 15 meters
	Cross-Dock	No
	Warehouse (% of GLA)	78%
	Site Coverage Ratio	75%
	Source: Phase I Environmental Review dated January 2020; the information gathered during the site inspection.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us.
	Unit Description	Primary Use	Status	Area (sq m)
	Office	Office	LET	1,065
	Warehouse	Storage/Production	LET	11,509
	Total (lettable)			12,574

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €471,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

According to the Draft Environmental Due Diligence report dated 10 January 2020 from Ambiente Ltd. There are currently no known ground/soil contaminations. However, the following risks for contamination have been identified:

On-site

●    Potential for contamination from light industrial use of the subject property since c. 1975.

Off-site

●    Potential for migration of contamination from neighbouring uses (adjacent logistics sites and fuel station 200m SW).

In addition, there is the risk of the following building pollutants:

●    Potential and known hazardous building materials within the building fabric.

From building operations, the following risks have been identified:

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

● Storage of heating oil (1 x 30,000 litres UST, 1 x 50,000 litres UST), hydraulic oil for lifts (3 x up to 500 litres AST) and limited storage of chemicals by the tenant.

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

TENURE

We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE

The rental contracts have not been available. The information is based on the rent schedule dated on 30 November 2020.

The property is leased to two tenants (Dr. Ing. h.c. F. Porsche Aktiengesellschaft, Thomai Antoniou). There are no vacancies.

The property has a WAULT of 4.83 years to the date of valuation. The total gross current rent generated by the property is €634,119 per annum whilst our opinion of the total gross market rent is €704,556 per annum. The property is shown as under-rented.

The main tenant is with about 99% of the total rental space and about 98% of the total rental income is the “Dr. Ing. h.c. F. Porsche Aktiengesellschaft”. Porsche AG is the largest and most traditional Sports Car manufacturer.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

	Type & Calculation	Source	Effective	Amount
	Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€471,000
	Tenant Incentives	CBRE Estimate	On lease start / renewal	€0

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

		No Repeat
Letting Fees: 25% of Rental Value	CBRE Estimate	On lease start / renewal No Repeat	€0
TOTAL ON VALUATION			€471,000

Revenue Deductions:
Type & Calculation	Source	Effective	Annual Amount
General Non- Recoverables: 0.5% of rental value	CBRE Estimate	On Valuation In perpetuity	€3,523
Maintenance: €2.15 per sq m	CBRE Estimate	On Valuation + Delay 60 Months In perpetuity	€27,034
Management 2.0% of rental value	CBRE Estimate	On Valuation In perpetuity	€14,091
Void Costs: €0.50 per sq m	CBRE Estimate	On Valuation On all voids	€0
TOTAL: ON VALUATION			€17,614
VALUATION METHODOLOGY – MARKET VALUE

We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. The rental rates range between €54 and €78 per sq m per annum, depending on the specific details of the letting.

The first rental comparable is located in the similar micro location, in a close vicinity to the motorway. Therefore, the location can be assessed as comparable. The property was completed in 1965 and has a lettable area of around 1,380 sq m. The building can be considered inferior due to age. It is advantageous that a bus stop is located in the immediate vicinity of the subject property. We have adopted the following rental rates within our valuation:

	Use	Letting-Status	Rental Area	ERV per sq m	ERV (Total)
	Office	LET	1,065.00 sq m	€78.00 /sq m pa	€83,070.00 pa
	Warehouse	LET	11,509.00 sq m	€ 54.00 /sq m pa	€ 621,486.00 pa
	Total*		12,574.00 sq m	€56.03 /sq m pa	€704,556.00 pa

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would like to highlight investment comparable number one and two. Investment comparable one is located in a slightly worse micro and macro location, as it has a longer distance to the motorway. It also is not as close to a bigger city as the subject property. The property has a lettable area of around 14,000 sq m. It was sold for approx. €13,566,000 (equating to around €969 per sq m) in Q1 2020. Due to the worse location, we consider the property slightly worse to the subject of valuation.

Investment comparable two is also located in the vicinity to the motorway. The location can be considered as slightly worse. The property has a lettable area of around 3,500 sq m and was sold for about €3,200,000 (equating to around €914 per sq m) in Q3 2019. Due to the inferior macro location, we consider the property to be slightly worse.

For the valuation of this asset, we have applied the following equivalent yield:

-         4.70%

This results in a Net Initial Yield of 4.66% and a capital rate per sq m of €992.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€12,475,000

(twelve million and four hundred seventy-five thousand Euro)

The unrounded net capital value is €12,480,401. The gross unrounded capital value is €13,887,431 including €471,000 of capital costs and €936,030 purchaser’s costs (7.50%) respectively.

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 5.3%.

This results in a net rounded value of €10,200,000, equating to €811 per sq m.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €16,741,193 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	MONTHLY RENTAL RATE PER SQ M	RELATIVE QUALITY
77955 Ettenheim	Warehouse	Q1 2020	26,800	n/a	n/a	n/a	1,372,800	4.00	Similar (distance to the motorway)
71706 Markgröningen	Warehouse	Q4 2019	1,380	n/a	n/a	n/a	74,520	4.50	Similar (macro location)
71254 Ditzingen	Warehouse	Q4 2019	5,000	n/a	n/a	n/a	270,000	4.50	Similar (macro location)
71701 Schieberdingen	Warehouse	Q4 2019	1,520	n/a	n/a	n/a	76,608	4.20	Similar (distance to the motorway)
71696 Möglingen	Warehouse	Q4 2019	1,700	n/a	n/a	n/a	91,800	4.50	Similar (distance to the motorway)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	PASSING RENT PER ANNUM (€)	WAULT	PURCHASE PRICE (€)	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY
74722 Buchen (Odenwald)	Warehouse	Q1 2020	14,000	714,000	n/a	13,566,000	n/a	969	Slightly worse (macro location)
74628 Rottweil	Warehouse	Q3 2019	3,500	n/a	n/a	3,200,000	n/a	914	Slightly worse (macro location)
77694 Kehl	Warehouse	Q1 2019	12,861	791,452	n/a	12,691,269	n/a	987	Comparable capital rate per sq m
77836 Rheinmünster	Warehouse	Q4 2018	44,795	2,418,930	n/a	43,541,000	n/a	972	Slightly worse (macro location)

PROPERTY ID:	deront - Rontgenstrasse 3/7
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Rontgenstrasse 3/7 - Rontgenstrasse 3/7, Darmstadt, 64291, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	20,050,000
Market Value (per sq m)	1,016
Net Initial Yield	2.98%
Reversionary Yield	5.88%
Equivalent Yield	5.50%
Gross Income (p.a.)	726,892
Gross Income (p.a.) (per sq m)	37
*Adj. Gross Income	726,892
Adj. Gross Income (per sq m)	37
Net Income (p.a.)	640,116
Net Income (p.a.) (per sq m)	32
Gross Rental Value	1,347,522
Gross Rental Value (per sq m)	68
Capital Expenditure	-967,804
Transaction Costs	7.25%
Over / Under Rented	6.03%

	KEY FACTS
	Metric	Value
	Total Area (sq m)	19,740
	WAULT to Break by Rent	3.69
	WAULT to Break by ERV	4.00
	WAULT to Expiry by Rent	3.69
	WAULT to Expiry by ERV	4.00
	Percentage of Vacancy (Area)	44.82%
	Percentage of Vacancy (ERV)	49.13%
**	Number of Tenants	20
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:44

PROPERTY ID:	deront - Rontgenstrasse 3/7
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:44

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

64291 DARMSTADT, ROENTGENSTRASSE 3/7

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE

MARIA CHIGRYAY	13/01/2020	01/02/2021	WAREHOUSE

KEY VALUATION FACTORS

	STRENGTHS		WEAKNESSES
▪	The subject property is located in a good commercial/logistic location;	▪	WALT of 3.69 years;

▪	Good connection to the motorway network, in vicinity to the motorways A5, A661 and A67;	▪	High vacancy rate of around 44.82%;

▪	Excellent connection to the Frankfurt international airport (driving time of approx15 min).	▪	The property is overrented;

		▪	Moderate building quality.

	OPPORTUNITIES		THREATS
▪	The continuing positive development of the overall economy could lead to an increase in achievable rents;	▪	Fluctuations in the world economy and the global capital markets could have negative effects on the German commercial real estate market;

▪	Letting of vacant areas will improve income profile and increase the attractiveness as an investment product.	▪	High capital expenditures could occur in the future (due to advanced building age).

LOCATION & SITUATION
LOCATION	The subject property is located in Darmstadt, a city within the economic stronghold region Rhein-Main. Darmstadt is the fourth largest city in Hessen after Frankfurt, Wiesbaden and Kassel. The city is the regional centre, administrative headquarters, and is home to several universities with numerous research facilities and forms the so-called “Engineering Region Darmstadt Rhein-Main-Neckar” with the four surrounding districts. Darmstadt positions itself intensively as the city of science. Due to its location at the intersection of the federal motorways A5 and A67 and the ICE stop, Darmstadt is very well connected to the regional and national transport network and also benefits from its proximity to Frankfurt Airport.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Darmstadt belongs to the Rhine-Main logistics region, a central location within Germany and Europe, combined with an attractive agglomeration, making the region highly appealing for a wide range of logistics tasks. Germany’s major air freight hub, Frankfurt Airport, links the Rhine-Main area to other economic hot spots all over the world.

The subject property is situated in an established commercial area, which is mainly dominated by commercial and industrial premises. The direct surroundings consist of industrial companies and also retailers.

The motorway connection can be described as good, due to the proximity to the federal motorways A5, A661 and A67. The next airport is situated in Frankfurt around 25 km away and is reachable in approx. 15 minutes driving time. The airport is the fourth largest airport in Europe according to passenger numbers and offers national and international flight connections.

PROPERTY DESCRIPTION

DESCRIPTION

The property covers an area of approximately 2.97 hectares and comprises several buildings for office and logistics purposes.

The northern site building complex (Roentgenstrasse 7) comprises two attached warehouses with office accomodation.

The southern site building complex (Roentgenstrasse 3) comprises a T-shaped three-storey office building fitted with an underground car park in the southern section and two single-storey warehouse sections attached to the west and east of the office section.

The buildings cover approx. 60% of the site area. Around 30% of the site is covered with hardstanding (brick paved access road, yard areas and parking) and ~10% of the property, predominately along the site boundaries and the southern area of the site, comprises landscaping (grass and bushes/trees)

The northern site building complex located at Roentgenstrasse 7 was constructed in 1989 and was extended with the roofed storage area in 2002.

The southern site building complex located at Roentgenstrasse 3 was constructed in c.1995 for office and storage usage.

Summary of known specification:

Characteristic	Result
Built / Renovation	1989-1995 / 2002
Eaves Height	7 metres
No. of loading Doors	30
Loading Door Ratio	1.80
Yard Depth	100 metres
Cross-Dock	Yes
Warehouse	(% of GLA) 83%

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Site Coverage Ratio	60%
Source: Phase I Environmental Review dated December 2019; the information gathered during the site inspection.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us.
Unit description	Primary use	Status	Area (sq m)

Warehouse	Logistics	Let	8,955

Warehouse	Logistics	Vacant	5,597

Office	Office	Let	1,050

Office	Office	Vacant	3,251

Other	Other	Let	887

Total (lettable)			19,740

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €301,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have been made aware that the property is registered in the register of contaminated sites (Altlastenregister) which indicates a contamination or a potential contamination of the Properties, in particular due to their current or former use. If future excavation works are carried out at these Properties, this could lead to additional costs. However, no action is required on the current use of the Properties. As such we have assumed this does not have a material

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

impact on our opinion of value given the valuation is prepared taken the current use into consideration.

According to the Draft Environmental Due Diligence report dated 13 December 2019 by Ambiente Ltd. there are currently no known ground/soil contaminations. However, the following risks for contamination have been identified:

On-site

• Potential for contamination from storage and handling of pharmaceuticals and associated chemicals.

Off-site

• Potential for migration of contamination from former and current neighbouring light industrial uses since approx. the 1970s.

In addition, there is a risk of the following building pollutants:

• Potential asbestos containing materials (Roentgenstrasse 7) and artificial mineral fibres (both building complexes) within the building fabric.

From building operations, the following risks have been identified:

• Storage of small volumes of hydraulic oil (lift) and diesel (sprinkler pump).

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

TENURE	We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

INCOME PROFILE	The rental contracts have not been made available to us. The information is based on the rent schedule dated 30 November 2020.

The property is leased to four tenants (Bauder Autovermietung und Spedition GmbH, Stahlgruber GmbH, Steigerwald Arzneimittelwerk GmbH, VIDI GmbH). 3,251 sq m of office space and 5,597 sq m of warehouse space(44.82% of total space) are vacant.

The property has a WAULT of 3.69 years as at the date of valuation. The total gross current rent generated by the property is €726,892 per annum whilst our opinion of the total gross market rent is €1,347,522 per annum. The property is shown as over-rented after accounting for the current level of vacancy.

The main tenant, with around 23% of the total rental space and approx. 32% of the total rental income, is “Bauder Autovermietung und Spedition GmbH”. The company is specialized in household applications handling and freight forwarding.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided and our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

Type & Calculation	Source	Effective	Amount
Capital Expenditure:	Technical Due	On Valuation	€301,000
Fixed Amount	Diligence
		No Repeat
Tenant Incentives	CBRE Estimate	On lease start /	€265,440
		renewal
		No Repeat
Letting Fees: 25% of	CBRE Estimate	On lease start /	€165,498
Rental Value		renewal
		No Repeat
Rent Free – Bauder	CBRE Estimate	On Valuation	€235,866
Autovermietung und
Spedition GmbH		No Repeat

TOTAL ON			€967,804
VALUATION

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

General Non-	CBRE Estimate	On Valuation	€6,738
Recoverables:
		In perpetuity
0.5% of rental value
Maintenance:	CBRE Estimate	On Valuation +	€49,350
€2.50 per sq m		Delay 60 Months
		In perpetuity

Management	CBRE Estimate	On Valuation	€26,950
2.0% of rental value		In perpetuity

Void Costs:	CBRE Estimate	On Valuation	€53,088
€0.50 per sq m
		On valuation
TOTAL: ON			€86,776
VALUATION

VALUATION METHODOLOGY – MARKET VALUE	We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. The rental rates range between €66.00 and €90.00 per sq m per annum, depending on the duration of the lease contract, building specifications and age. Within the evidence table appended, we would highlight the comparable properties in Darmstadt as being of greatest relevance in terms of asset characteristics.
Regarding the rental comparables, we would also like to highlight the first rental comparable which is located in a similar micro location, within close vicinity to the motorway. Therefore, the location can be assessed as comparable. The property comprises a warehouse and has a lettable area of around 11,000 sq m. In addition, the property benefits from good public transport connections and a good connection to the motorway network. We have adopted the following rental rates within our valuation:
Use	Letting-Status	Rental Area	ERV per sq m	ERV (Total)

Office	LET	1,050.00 sq m	€90.00 /sq m pa	€94,500.00 pa

Office	VACANT	3,251.00 sq m	€90.00 /sq m pa	€292,590.00 pa

Warehouse	LET	8,955.00 sq m	€66.00 /sq m pa	€591,030.00 pa

Warehouse	VACANT	5,597.00 sq m	€66.00 /sq m pa	€369,402.00 pa

Other	LET	887 sq m	€00.00 / sq m pa	€00.00 pa

Total		19,740.10 sq m	€68.26 /sq m pa	€1,347,522.00 pa

We have arrived at our opinion of Market Value adopting the traditional investment capitalisation method of valuation. Within this approach, we apply an income

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would highlight investment comparables one and two:

The first investment comparable is located in Aschaffenburg. The property has a lettable area of around 7,881 sq m and was sold for approx. EUR 7,950,000 (equating to EUR 1,009 per sq m) in Q4 2020. The building condition of the property is rated as better, even though the macro location is similar, this property is superior.

Investment comparable number two is located in Remscheid. The property is located near Düsseldorf and therefore close to a large city. The location can also be rated as better due to its proximity to the Ruhr area. The property has a lettable area of around 5,494 sq m and was sold for approx. EUR 5,950,000 (equating to EUR 901 per sq m) in Q4 2020. Due to its location, we consider the comparable property to be slightly superior. Both of the aforementioned comparables are smaller than the subject property and as such we would expect an degree of inverse quantum on the capital rate per square metre.

For the valuation of this asset, we have applied the following Equivalent Yield:

- 5.50%

This results in a Net Initial Yield of 2.98% and a capital rate per sq m of €1,016. The Net Initial Yield is currently being influenced by the level of vacancy.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€20,050,000

(twenty million and one fifty thousand Euro)

The unrounded net capital value is €20,061,854. The gross unrounded capital value is €22,484,142 including €967,804 of capital costs and 1,454,485 purchaser’s costs (7.25%) respectively.

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 7.1%.

This results in a net rounded value of €14,150,000, equating to €717 per sq m.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €27,389,293 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A) (€)	MONTHLY RENTAL RATE PER SQ M (€)	RELATIVE QUALITY
64293 Darmstadt	Warehouse	Q4 2020	8,000	n/a	n/a	n/a	504,00	5.25	Similar (distance to the motorway)
64293 Darmstadt	Warehouse	Q4 2020	18,500	n/a	n/a	n/a	1,165,500	5.25	Similar (distance to the motorway)
63755 Alzenau	Warehouse	Q4 2019	10,696	n/a	n/a	n/a	695,668	5.42	Similar (macro location)
60327 Frankfurt am Main	Warehouse	Q4 2019	15,770	n/a	n/a	n/a	993,510	5.25	Superior (macro location)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	WAULT (YEARS)	PASSING RENT PER ANNUM (€)	PURCHASE PRICE (€)	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY
63743 Aschaffenburg	Warehouse	Q4 2020	7,881	n/a	n/a	7,950,000	n/a	1,009	Similar (macro location)
42855 Remscheid	Warehouse	Q4 2020	5,494	n/a	n/a	4,950,000	n/a	901	Superior (macro location)
34560 Fritzlar	Warehouse	Q1 2020	42,000	n/a	n/a	38,304,000	5.26 (GIY)	912	Inferior (macro location)
64646 Heppenheim	Warehouse	Q3 2019	18,000	n/a	n/a	16,416,00	n/a	912	Inferior (macro location)

PROPERTY ID:	desiem - Siemensstr. 25
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Siemensstr. 25 - Siemensstr. 25, Korntal-Münchingen, 70825, Germany

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	3,460,000
Market Value (per sq m)	1,048
Net Initial Yield	4.65%
Reversionary Yield	4.60%
Equivalent Yield	4.42%
Gross Income (p.a.)	180,277
Gross Income (p.a.) (per sq m)	55
*Adj. Gross Income	180,277
Adj. Gross Income (per sq m)	55
Net Income (p.a.)	174,515
Net Income (p.a.) (per sq m)	53
Gross Rental Value	184,392
Gross Rental Value (per sq m)	56
Capital Expenditure	-168,008
Transaction Costs	6.38%
Over / Under Rented	4.98%
KEY FACTS
Metric	Value
Total Area (sq m)	3,303
WAULT to Break by Rent	3.13
WAULT to Break by ERV	3.32
WAULT to Expiry by Rent	3.13
WAULT to Expiry by ERV	3.32
Percentage of Vacancy (Area)	5.81%
Percentage of Vacancy (ERV)	6.87%
Number of Tenants	2
Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:44

PROPERTY ID:	desiem - Siemensstr. 25
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:44

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

70825 KORNTAL-MUENCHINGEN – SIEMENSSTRASSE 25

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
MAREIKE RECK	08/01/2020	01/02/2021	OFFICE/LIGHT INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS		WEAKNESSES
■	The subject property is located in the logistics region Stuttgart;	■	No reserve land available;
■	WAULT of 3.13 years;	■	Vacancy rate of 5.81%;
■	Risk-reduction due to multi-tenant concept;
■	Good access to motorways A81 (1.5 km) and B10 (0,9 km);
OPPORTUNITIES		THREATS
■	The continuing positive development of the overall economy could lead to an increase in achievable rents;	■	Fluctuations in the world economy and the global capital markets could have negative effects on German real estate market purchase prices;
■	Reletting of vacant office spaces at market level could improve the income stream.	■	Negative impact on income stream if a tenant vacates the building.
		■	Proportion of office space if re-let.

LOCATION & SITUATION

LOCATION

The next largest economically significant city is Stuttgart. The federal state capital Stuttgart is the centre of the most export-oriented metropolitan region in Germany. It also marks the political, economic and cultural centre of Baden- Wuerttemberg and is with over 630,000 inhabitants the largest city. Stuttgart is regarded as one of the leading German economic centres with a strong dominance of high-tech companies. Key industries include the automotive industry and electrical engineering. In comparison to other conurbations, the Stuttgart logistics region does not represent a preferred logistics location among the A-cities, despite its favourable location and good traffic connections.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Korntal-Muenchingen ist part of the greater logistics region of Stuttgart. The Stuttgart logistics region encompasses the economic centre of Baden-Wuerttemberg from Reutlingen to Heilbronn. The primary function of the logistics companies located here is supply and disposal logistics for the production industries that are central to this urban agglomeration. The region is also an attractive location from the point of view of regional distribution operations owing to the region’s affluent urban agglomeration.

Within the city of Korntal-Muenchingen, the subject property is situated in an area, which is mainly used for commercial and industrial purposes. The direct surroundings consist of industrial companies, logistic service providers and retailers.

The motorway connection can be described as good because of the proximity to the motorway A81. The next airport is situated in Stuttgart around 30 km away and reachable in approximately 35 minutes. The airport offers national and international connections.

PROPERTY DESCRIPTION

DESCRIPTION	The property covers an area of approximately 0.17 hectares and comprises a 4-storey warehouse and office building with part basement (lift machine room).

	The site is built into a slope with ground floor accessed from the south and the north partially excavated into the slope (i.e. lower ground floor level) and used as a car park.

	The northern section of the first floor comprises a warehouse area (equivalent to 1st and 2nd office floors in the south) with the 3rd floor housing a full office level.

	The building covers approximately 80% of the site area. Approximately 10% of the site is covered with hardstanding (access roads) and approximately 10% of the property along the western site boundary comprises landscaping (grass and bushes/trees).

	It is understood that the current property was developed on agricultural land in 1997. Since development the site was has been used for warehousing and administration purposes.

	Summary of known specification:

	Characteristic	Result
	Built / Renovation	1997
	Eaves Height	6.4 metres
	No. of loading Doors	1
	Loading Door Ratio	0.54
	Yard Depth	Approx. 8 meters
	Cross-Dock	No

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

	Warehouse (% of GLA)		56%
	Site Coverage Ratio		80%

	Source: Phase I Environmental Review dated January 2020; the information gathered during the site inspection.
ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us.
	Unit Description	Primary Use	Status	Area (sq m)
	Office	Office	LET	1,150
	Office	Office	VACANT	192
	Warehouse	Storage/Production	LET	1,961
	Total (lettable)			3,303

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capexdated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €161,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

According to the Draft Environmental Due Diligence report dated 10 January 2020 from Ambiente Ltd. There are currently no known ground/soil contaminations. However, the following risks for contamination have been identified:

On-site

	•	No potential on-site sources of contamination have been identified
Off-site
	•	Potential for migration of contamination from neighbouring light industrial uses including a fuel station 150m southwest.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

From building operations, the following risks have been identified:
• No potential sources of contamination have been identified.
We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists. Should our assumption prove to be incorrect, we reserve the right to amend our valuation accordingly.

TENURE	We have had sight of the Draft Red Flag Legal Report prepared by Hengeler Mueller, dated 05 February 2021. Based on the information provided, we understand the property is held freehold.
We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.
INCOME PROFILE	The rental contracts have not been available. The information is based on the rent schedule dated on 30 November 2020.
The property is leased to two tenants (Kellner Telekom GmbH, VBH Deutschland). 192.00 sq m of office space (5.81% of total space) are vacant.

The property has a WAULT of 3.13 years from the date of valuation. The total gross current rent generated by the property is €180,277 per annum whilst our opinion of total gross market rent is €184,392 per annum. The property is therefore shown as largely rack rented.

The main tenant occupies about 59% of the total rental space and about 57% of the total rental income is the “VBH Deutschland GmbH”. VBH is registered in Stuttgart and offers a complete range of products and system solutions for the production and professional installation of windows and doors.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

	Capital Expenditure:
	Type & Calculation	Source	Effective	Amount
	Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€161,000
	Tenant Incentives	CBRE Estimate	On lease start / renewal	€3,840

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

			No Repeat
	Letting Fees: 25% of Rental Value	CBRE Estimate	On lease start / renewal No Repeat	€3,168
	TOTAL ON VALUATION			€168,008
	Revenue Deductions:
	Type & Calculation	Source		Effective	Annual Amount

	General Non- Recoverables: 0.5% of rental value	CBRE Estimate		On Valuation In perpetuity	€922
	Maintenance: €2.25 per sq m	CBRE Estimate		On Valuation + Delay 60 Months In perpetuity	€7,432
	Management 2.0% of rental value	CBRE Estimate		On Valuation In perpetuity	€3,688
	Void Costs: €0.50 per sq m	CBRE Estimate		On Valuation On all voids	€1,152
	TOTAL: ON VALUATION				€5,762
VALUATION METHODOLOGY – MARKET VALUE

We have had regard to the most recent letting transactions and occupational demand for the region within which the subject property is located, including the property itself if of relevance. The rental rates range between €48 per sq m per annum for warehouse and €66 per sq m per annum for office, depending on the duration of the lease contract, building specifications and age. Whilst the level of office space within this property is relatively high as a proportion of the total area, it would appear to suit the current occupiers requirements and whilst it may become a future risk should the tenant vacate, it is not an immediate concern.

We would highlight the first comparable cited within the appended rental evidence table, albeit we are of the opinion that the subject property would be slightly lower over the warehouse space. Whilst the office rates would generally be higher as a proportion of warehouse rental value than we have allowed, in this instance given the ratio of office to warehouse space, we have discounted the uplift applied to the office rental rate at re-let or renewal which does show the current office space income as over-rented. We have adopted the following rental rates within our valuation:

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Use	Letting-Status	Rental Area	ERV per sq m	ERV (Total)
Office	LET	1,244.00 sq m	€66.00 /sq m pa	€82,104.00 pa
Office	VACANT	192.00 sq m	€66.00 /sq m pa	€12,672.00 pa
Warehouse	LET	1,867.00 sq m	€48.00 /sq m pa	€89,616.00 pa
Total*		3,303.00 sq m	€55.83 /sq m pa	€184,392.00 pa

* The total amount of ERV and rental area may differ from the calculation printout due to rounding differences.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We would highlight investment comparables number one and two. Investment comparable one is located in a worse macro location and therefore has a longer distance to the motorway. The property has a lettable area of around 4,750 sq m. It was sold for approx. €4,500,00 (equating to around €947 per sq m) in Q4 2020. Due to the worse location, we consider this property to be inferior compared to the subject of valuation.

Investment comparable two, these objects are only 20 km away from each other. The location can be considered as comparable. The property has a lettable area of around 3,900 sq m and was constructed in the year 1969. It was sold for approximately €3,700,000 (equating to around € 949 per sq m) in Q4 2020. Due to the year of construction, this object is rated as inferior.

For the valuation of this asset, we have applied the following equivalent yield:

 -      4.50%

This results in a Net Initial Yield of 4.75% and a capital rate per sq m of €1,048.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€3,460,000

(three million four hundred and sixty thousand Euro)

The unrounded net capital value is €3,460,000. The gross unrounded capital value is €3,846,082 including €168,008 of capital costs and €216,357 purchaser’s costs (6.25%) respectively.

Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached and has been primarily derived using comparable recent market transactions on arm’s length terms.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION METHODOLOGY – VACANT POSSESSION VALUE:	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.
In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 5%.
This results in a net rounded value of €3,460,000, equating to €1,048 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €4,397,659 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A) (€)	MONTHLY RENTAL RATE PER RATE PER SQ M (€)	RELATIVE QUALITY
71691 Freiberg am Neckar	Warehouse	Q4 2020	3,500	n/a	n/a	n/a	189,000	4.50	Comparable (Macro- and Miro Location)
71063 Sindelfingen	Distribution hall	Q4 2019	5,795	Daimler AG	n/a	n/a	3,765,330	4.25	Comparable (Macro- and Miro Location)
76185 Karlsrue	Distribution hall	Q4 2019	7,926	n/a	n/a	n/a	404,226	4.25	Comparable (macro location)
72770 Reutlingen	Warehouse	Q4 2019	6,865	n/a	n/a	n/a	329,520	4.00	Inferior (macro location)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA (SQ M)	PASSING RENT PER ANNUM (€)	WAULT	PURCHASE PRICE (€)	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY
71083 Herrenberg	Warehouse	Q4 2020	4,750	n/a	n/a	4,500,000	n/a	947	Worse (Macro location)
71277 Rutesheim	Warehouse	Q4 2020	3,900	n/a	n/a	3,700,000	n/a	949	Comparable (macro location) Inferior building quality
79111 Freiburg im Breisgau	Warehouse	Q1 2020	25,800	n/a	n/a	30,000,000	n/a	1,163	Worse (macro location)
74722 Buchen	Warehouse	Q1 2020	14,000	n/a	n/a	13,566,000	5.36	969	Similar (macro location)

PROPERTY ID:	nlabst - Abraham van Stolkweg 62
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

 Abraham van Stolkweg 62 - Abraham van Stolkweg 62, Rotterdam, 3041 JA, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	20,475,000
Market Value (per sq m)	1,128
Net Initial Yield	5.75%
Reversionary Yield	5.85%
Equivalent Yield	5.75%
Gross Income (p.a.)	1,365,837
Gross Income (p.a.) (per sq m)	75
*Adj. Gross Income	1,365,837
Adj. Gross Income (per sq m)	75
Net Income (p.a.)	1,283,452
Net Income (p.a.) (per sq m)	71
Gross Rental Value	1,462,010
Gross Rental Value (per sq m)	81
Capital Expenditure	-317,610
Transaction Costs	9.00%
Over / Under Rented	-5.80%

KEY FACTS

	Metric	Value
	Total Area (sq m)	18,145
	WAULT to Break by Rent	4.57
	WAULT to Break by ERV	4.60
	WAULT to Expiry by Rent	4.57
	WAULT to Expiry by ERV	4.60
	Percentage of Vacancy (Area)	0.56%
	Percentage of Vacancy (ERV)	0.83%
**	Number of Tenants	19
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

** Total tenant lines within our valuation. May differ to number of individual tenants

LEASES RANKED BY RENT

Printed 09/03/2021 19:45

PROPERTY ID:	nlabst - Abraham van Stolkweg 62
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:45

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

ABRAHAM VAN STOLKWEG 62, ROTTERDAM, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
R.P.A.W.M. VERMEER MSC	14 JANUARY 2020	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
■ Accessibility by private transport ■ Almost fully let	■ Vacancy ■ Right of way
OPPORTUNITIES	THREATS
■ Increasing investor appetite ■ Lease the vacant space ■ Extend lease term with current tenants ■ Small amount of vacancy in the direct surroundings	■ Macro-economic uncertainty (i.e. Trade Wars; Brexit) ■ Unclear long-term effects of the Covid-19 outbreak

LOCATION & SITUATION

LOCATION

Rotterdam is located in the west of The Netherlands in the province of Zuid- Holland and has a population of approximately 650,000. Rotterdam is the second largest city in the Netherlands and provides one of the largest harbour and entrepôt facilities in the world, together with a great concentration of petrol-chemical down-stream refining capacity.

The city is the centre of the shipping, insurance and general transport industries in The Netherlands and forms the largest industrial agglomeration in the country. Among the companies that have their head offices or major operations in Rotterdam are Unilever, Nationale Nederlanden, Robeco, Royal Dutch Shell, Nedlloyd and Vopak.

In terms of communications Rotterdam is at the cross-roads of a number of major motorways and railway lines. The TGV railway line has a stop at Rotterdam Central station and the medium sized Rotterdam Airport “Zestienhoven” provides an excellent link to a number of European business centres.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY DESCRIPTION

DESCRIPTION

The subject property comprises a multi-let estate located close to the motorways A13 and A20, near the zoo Diergaarde Blijdorp. The property comprises 18,143 sq m which is divided into 3,840 sq m office space and 14,303 sq m of warehouse space. The property consists of 3 separate buildings, of which some units have been combined. Furthermore, there is a large advertising pole located on the plot.

The building was constructed in 1983, the office is divided over a ground and first floor. The warehouse is located on the ground floor, the clear height of the warehouse is circa 6 metres.

	Summary of known specification:

	Characteristic	Result
	Built / Renovation	1983
	Eaves Height	6 metres
	No. of loading Doors	27 (of which some have been transformed to sliding doors but can relatively easy be transformed back)
	Loading Door Ratio	1:672
	Yard Depth	13 metres
	Cross-Dock	Front loading
	Warehouse (% of GLA)	79%
	Site Coverage Ratio	53%
	Source: Schedule provided by client.
ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas

FLOOR / UNIT	USE	SQ M
AmniTec B.V.	Office and Warehouse	2,363
Avis Budget Autoverhuur B.V.	Office and Warehouse	603
Bierenko Amsterdam B.V.	Office and Warehouse	838
Carcleaning Rotterdam v.o.f.	Office and Warehouse	766
Carwash & Go Maassluis B.V.	Office and Warehouse	835
Carwash & Go Maassluis B.V.	Office and Warehouse	840
Daka Niessink Surf Center B.V.	Office and Warehouse	3,957
Daka Niessink Surf Center B.V.	Office and Warehouse	788
Daka Niessink Surf Center B.V.	Office and Warehouse	726
Daka Niessink Surf Center B.V.	Office and Warehouse	505
Daka Niessink Surf Center B.V.	Office and Warehouse	491
Daka Niessink Surf Center B.V.	Office and Warehouse	511

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Gapph B.V. (Abraham van Stolkweg)	Vacancy management	-
Kwik-Fit Nederland B.V.	Office and Warehouse	1,072
Lekkerland Vending Services B.V.	Office and Warehouse	576
Möller Autoschade West KPP B.V.	Office and Warehouse	2,335
Stichting Leger des Heils Welzijns- en	Land	-
Gezondheidszorg
Tadim B.V.	Office and Warehouse	267
Vacant	-	-
Vacant	Office	101
Wij Kopen Autos B.V.	Office and Warehouse	569
TOTAL	-	18,143

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €150,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the site is not registered as contaminated land in the Land Register. However, the Evaluation Committee (EC) of the Municipality of Rotterdam has summarised the current contamination situation at the property (and the surrounding area) in its decree dated 19 December 2005. The Committee concluded that the information provided in the historical research report “Historisch orienterend onderzoek A. van Stolkweg/ Houtstraat te Rotterdam, April 2004”, confirmed that the identified contamination at the subject property (and in the surrounding area) are the result of the historical industrial activities which took place between the 1920s and 1983. The Committee

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

stated that no current risks for public health and the environment are expected.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcels are held freehold by MLET Netherlands 2 Holding B.V. and registered as follows:
	Municipality:	Rotterdam

	Section:	Z

	Numbers:	4533

	Total Area:	30,382 sq m

Comments

■    There is a right of way to provide access to the public road for the parcels located at the rear of the subject property.

Based on the information provided, we understand the property is held freehold.

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE	The subject property is almost completely let to 12 tenants on a WALL of circa 4.5 years. The vacancy equates to 101 sq m which equals 0.5% of the total lettable floor area. The ERV for the vacancy equates to € 12,120 per annum. The current rental income is € 1,365,837 per annum. The ERV for the leased part is estimated at € 1,449,890. In our opinion the property is therefore circa 6% under rented. The ERV for the entire property equates to € 1,462,010 per annum.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

	Type & Calculation	Source	Effective	Amount
	Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€ 150,000
	Rent Free –Carwash & Go Maassluis	Rent roll	On Valuation No Repeat	€ 125,000
	Rent Free – Kwit-Fit Nederland B.V.	Rent roll	On Valuation No Repeat	€ 12,500
	Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start / renewal No Repeat	€30,110
	TOTAL ON VALUATION			€ 317,610

Revenue Deductions:
	Type & Calculation	Source	Effective	Annual Amount
	Management: 2.00% of rental value	Valuer Estimate	On Valuation In perpetuity	€ 27,559
	Property tax: 2.00% of rental value	Valuer Estimate	On Valuation In perpetuity	€ 29,240
	Water tax: 0.25% of rental value	Valuer Estimate	On Valuation In perpetuity	€ 3,655
	Insurance: 1.25% of rental value	Valuer Estimate	On Valuation In perpetuity	€ 18,275
	Sewage charge: 0.25% of rental value	Valuer Estimate	On Valuation In perpetuity	€ 3,655
	Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€ 72,580

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Void Costs: 2.00% of the rental value	Borrower Estimate	On Valuation On All Voids	€ 242
TOTAL: ON VALUATION			€ 82,626
Void and Rent-Free Allowances: Regarding the vacant unit, we have allowed for a current void period of 12 months.
VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:
Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)
Office	3,840	120	460,800
Warehouse	14,303	70	1,001,210
Total	18,143	81	1,462,010

Opinion of Market Rent

We have referenced the most recent lettings agreed within the property itself in arriving at our opinion or rental value. This includes the letting to ODV in late 2020 at a blended rent equating to €81 per sq m. Other lettings in 2020 were agreed above this level. Overall, this justifies the above adopted rents. In relation to the wider market, based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 66 per sq m per annum to € 99 per sq m per annum.

The aforementioned rental values produce a total gross rental value of €  1,462,010 per annum or an average of circa € 81 per sq m. The agreed rental income amounts to € 1,365,837 per annum or an average of circa € 76 per sq m per annum corrected for the vacancy. We are of the opinion that the subject property is circa 6% under rented.

Opinion of Valuation Yields

Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.

Indicative net initial yields for prime logistics property are currently quoting 3.5% and 5.5% for prime industrial estates. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.

Within the evidence table appended, we would highlight the following. The lower end of the yield range is indicated by the property located at Melbournestraat 50-68 in Rotterdam. Quality and characteristics of this asset are superior compared to the subject property. The middle of the range is highlighted by the property located in Berchvliet, Amsterdam. The subject property has a more favourable location but the office/warehouse ratio results in lesser leasing conditions. Overall a similar yield profile is applicable in our opinion.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 5.14% to 6.16% and also taking into account the current market conditions and the WAULT to expiry by current income of circa 4.5 years, we have adopted a split yield approach, targeting the following rates:

-       Vacant = 6.25%

-       Let = 5.75%

The approach results in a blended equivalent yield of 5.75% and NIY of circa 5.75% which reflects a capital rate per sq m of € 1,128, after allowing for purchaser’s costs equating to 9.00%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 20,475,000

(Twenty million four hundred seventy five thousand Euros)

The unrounded net capital value is € 20,469,982. The gross unrounded capital value is € 22,312,280 including € 1,842,299 purchaser’s costs (9.00%).

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 6.25%.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

This results in a net rounded value of €17,675,000, equating to €974 per sq m.
ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €28,135,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Weerestraat 11, Rotterdam	Warehouse - office	2020, December	344	Unknown	not available	not available	22,800	66.28	This reference is located in the direct vicinity of the subject property. The lettable area is divided in 135 sq m warehouse, 52 sq m office space and 157 sq m entresol. We are of the opinion that the quality can be considered comparable.
Industrieweg 93, Rotterdam	Warehouse - office	2020, May	151	Unknown	not available	not available	15,000	99.34	This reference can be considered comparable in terms of location and quality. The area is divided in 116 sq m warehouse and 35 sq m office space.
Koolhovenstraat 7, Schiedam	Warehouse - office	2020, July	350	Unknown	not available	not available	33,000	94.29	This reference is located on business estate Spaanse Polder. We are of the opinion that the building quality of this reference can be considered comparable.
Innsbruckweg 206-208, Rotterdam	Warehouse - office	2020, June	358	Unknown	not available	not available	30,000	83.80	We are of the opinion that the location of this reference is comparable to that of the subject property.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Melbournestraat 50-68, Sydneystraat 32- 56, Rotterdam	Industrial/Logistics	17- 03- 2020	5,354	2.5	401,144	6,587,000	5.14%	1,230	During the transaction, the property was fully let to eleven tenants on a WALL of 2.5 years. The property is slightly under rented, the equivalent yield equates to 5.08. Due to the leasehold situation of the reference property a softer yield for the subject property is appropriate.
Berchvliet 3-13, Sierenborch 1, Amsterdam	Industrial/Logistics	20- 02- 2020	6,108	3.7	549,164	8,075,000	5.80%	1,322	During the transaction, the property was fully let on a WALL of 3.7 years. The equivalent yield amounts to 5.80%. Due to the superior quality and longer WALL of the subject property we are of the opinion a sharper yield is appropriate.
Jan Van Krimpenweg 1+ 21-26, Haarlem	Industrial/Logistics	19- 10- 2020	10,503	1.0	621,655	8,400,000	6.16%	800	This transaction was part of the Vinvest portfolio. During the transaction, the property was fully let to multiple tenants on a weighted average WALL of 7.25 years. The property is in our opinion, slightly under rented (11.56%). The gross initial yield

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

equates to 7.40%. The location and quality of the reference are less. A sharper yield is in our opinion appropriate for the subject property.
Spectrumlaan 5, Bleiswijk	Industrial/Logistics	15- 04- 2020	8,641	2.2	557,770	8,000,000	6.00	926	The reference property is let to Cemex Trescon B.V. with a remaining lease term of 2.2 years. We are of the opinion that, the property is slightly over-rented (approximately 3%). The equivalent yield equates to 5.8%. In our opinion a sharper yield profile is appropriate for the subject property considering location and occupancy.

PROPERTY ID:	nlargo01 - Argonstraat 22-112
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Argonstraat 22-112 - Argonstraat 22-112, Zoetermeer, 2718 SM, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	10,450,000
Market Value (per sq m)	1,080
Net Initial Yield	6.22%
Reversionary Yield	6.53%
Equivalent Yield	6.50%
Gross Income (p.a.)	755,471
Gross Income (p.a.) (per sq m)	78
*Adj. Gross Income	755,471
Adj. Gross Income (per sq m)	78
Net Income (p.a.)	709,215
Net Income (p.a.) (per sq m)	73
Gross Rental Value	830,585
Gross Rental Value (per sq m)	86
Capital Expenditure	-78,400
Transaction Costs	9.01%
Over / Under Rented	-9.04%
KEY FACTS
	Metric	Value
	Total Area (sq m)	9,675
	WAULT to Break by Rent	2.38
	WAULT to Break by ERV	2.35
	WAULT to Expiry by Rent	2.38
	WAULT to Expiry by ERV	2.35
	Percentage of Vacancy (Area)	0.00%
	Percentage of Vacancy (ERV)	0.00%
**	Number of Tenants	21
	Current Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:45

PROPERTY ID:	nlargo01 - Argonstraat 22-112
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:45

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

ARGONSTRAAT 22-112, ZOETERMEER, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
R.P.A.W.M. VERMEER	14 JANUARY 2020	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
■ Fully let ■ Good state of repair ■ Accessibility by private transport	■ Visibility from the main road ■ Small roads on the parcel
OPPORTUNITIES	THREATS
■ Increasing investor appetite ■ Extend lease term with current tenants	■ Macro-economic uncertainty (i.e. Trade Wars; Brexit) ■ Vacancy in the direct surroundings ■ Uncertainty resulting from the Covid-19 outbreak

LOCATION & SITUATION

LOCATION

Zoetermeer is located in the south east of the province of South Holland. The city is part of the southern side of the “Randstad” and its population consists of approximately 125,000 inhabitants.

Distances from Zoetermeer to other major cities are: 15 kilometres to The Hague, 20 kilometres to Rotterdam, 55 kilometres to Utrecht and 60 kilometres to Amsterdam.

The A12 motorway connects Zoetermeer directly to such cities as The Hague and Utrecht. It is also connected to Rotterdam and Amsterdam by respectively motorways A13 and A4. The rail network has direct links to a total of 14 railway stations and will further improve with the planned Randstadrail connecting Zoetermeer to The Hague and Rotterdam.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY DESCRIPTION

DESCRIPTION

The subject property is located at the Argonstraat in Zoetermeer on business estate Lansinghage, near to the A12 motorway. The subject property comprises in total 9,675 sq m which is divided into 2,624 sq m office space and 7,051 sq m warehouse space. The property consists of two separate building fully surrounded by a private one-way street.

The building was constructed in 1990, the office is divided over a ground and first floor. The warehouse is located on the ground floor, the clear height of the warehouse is circa 8 metres.

Summary of known specification:

	Characteristic	Result
	Built / Renovation	2000
	Eaves Height	8 metres
	No. of loading Doors	23
	Loading Door Ratio	1:421
	Yard Depth	8 metres
	Cross-Dock	Front loading
	Warehouse (% of GLA)	73%
	Site Coverage Ratio	60%

	Source: Schedule provided by client.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Floor Areas

FLOOR / UNIT	USE	SQ M
Rijncom V.O.F	Office and Warehouse	557.00
Quality & Service Hydrauliek	Office and Warehouse	550.00
Kern Nederland B.V.	Office and Warehouse	292.00
Angst + Pfister B.V.	Office and Warehouse	891.00
Autotaalglas Nederland B.V.	Office and Warehouse	440.00
Bureau van Borselen v.h	Office and Warehouse	911.00
Ingenieursbureau van Borselen B.V.
HABO GWW B.V.	Office and Warehouse	690.00
Eneco Warmte & Koude B.V.	Office and Warehouse	253.00
Watergames & More B.V.	Office and Warehouse	325.00
Bessee Horeca Groothandel B.V.	Office and Warehouse	719.00
Constructif B.V.	Office and Warehouse	286.00
A. Akbulut t.h.o.d.n. Powerdesign	Office and Warehouse	250.00
Senso Care V.O.F.	Office and Warehouse	253.00
Wellner Mobiliteit V.O.F.	Office and Warehouse	330.00
JTH Wallcover Construction B.V.	Office and Warehouse	320.00
SloanLED Europe B.V.	Office and Warehouse	285.00
Behangexpresse B.V.	Office and Warehouse	1,011.00
ProCoatings B.V.	Office and Warehouse	382.00
E.R. Bandel en F.A. Bandel-Toorop	Office and Warehouse	250.00
h.o.d.n. Bandel Facilitaire Diensten
V.O.F.
Loki Distillers B.V.	Office and Warehouse	252.00
TOTAL	-	9,675.00

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €22,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the site is considered to be suitable for continued current use in terms of ground conditions. No significant environmental risks have been identified within this review.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcels are held freehold by Multi-Let Industrial Property 8 B.V. and registered as follows:

	Municipality:	Zegwaard

	Section:	D

	Numbers:	2536 and 2537

	Total Area:	16,501 sq m

Comments

■   There are several restrictions concerning the places of fences resulting from cables and pipes in the ground on a small part of the parcel;

■   Right of way with respect to parcels Zegewaard D 2232 and 2134

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE	The subject property is fully let to 21 tenants on a WALL of 2.33 years. The current rental income is € 755,471. The ERV for the entire property is estimated at € 830,585. In our opinion the property is therefore under rented.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

Type & Calculation	Source	Effective	Amount
Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€ 22,000
Rent free – Loki Distillers B.V.	Rent roll	On valuation No Repeat	€ 21,600
Rent free – ODV Zonnepanelen B.V.	Rent roll	On valuation	€ 34,800
Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start / renewal No Repeat	€ -
TOTAL ON VALUATION			€ 78,400

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount
Management: 2.00% of rental value	Valuer Estimate	On Valuation In perpetuity	€ 15,109
Property tax: 2.00% of rental value:	Valuer Estimate	On Valuation In perpetuity	€ 16,612
Water tax: 0.25% of rental value	Valuer Estimate	On Valuation In perpetuity	€ 2,076
Insurance: 1.25% of rental value	Valuer Estimate	On Valuation In perpetuity	€ 10,382
Sewage charge: 0.25% of rental value	Valuer Estimate	On Valuation In perpetuity	€ 2,076
Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€ 38,700

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

	Management Costs on Voids: 2% of rental value	Valuer Estimate	On all voids In perpetuity	€ 0
	TOTAL: ON VALUATION			€ 46,255

Void and Rent-Free Allowances:

On valuation date, the subject property is fully let. We have not received information regarding the termination of any leases. If the property would be offered on the market per valuation date, we believe it would take circa six months to rent out the property.

VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:

Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)
Office	2,624.00	115	301,760
Warehouse	7,051	75	528,825

Total	9,675	86	830,585

Opinion of Market Rent

Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 61 per sq m per annum to € 96 per sq m per annum.

The aforementioned rental values produce a total gross rental value of € 830,585 per annum or an average of circa € 86 per sq m. The agreed rental income amounts to € 755,471 per annum or an average of circa € 78 per sq m per annum. We are therefore of the opinion that the subject property is under-rented.

Opinion of Valuation Yields

Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.

Indicative net initial yields for prime logistics property are currently quoting 3.5% and 5.5% for prime industrial estates. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Within the evidence table appended, we would highlight the following. The lower end of the yield range is indicated by the property located at the Melbournestraat 50-68, Rotterdam. As we are of the opinion that the location of this reference is better, we have allowed for a higher yield profile for the subject property.

The top of the range is highlighted by the property located at the Ringersweg 10 C-D, Bergen op Zoom. However, since the location of the subject property is better we have allowed for a sharper yield profile.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 5.14% to 7.52% and also taking into account the current market conditions, the WAULT to expiry by current income of 2.33 years and the fact that the property is fully let. We have applied an equivalent yield of 6.50%.

The approach results in a net initial yield of circa 6.22% which reflects a capital rate per sq m of € 1,080, after allowing for purchaser’s costs equating to 9.00%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 10,450,000

(Ten million four hundred fifty thousand Euros)

The unrounded net capital value is € 10,455,989. The gross unrounded capital value is € 11,397,028 including € 941,039 purchaser’s costs (9.00%).

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non- income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 7%. This results in a net rounded value of €9,000,000, equating to €930 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

insurance purposes would be in the region of €15,005,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH(YEARS)	BREAK OPTION	RENT(P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Edelgasstraat 262, Zoetermeer	Industrial	2020, December	560	Unknown	not available	not available	49,000	87.50	This reference is located in the direct vicinity of the subject property. In addition, we are of the opinion that the quality can be considered comparable.
Argonstraat 7a, Zoetermeer	Industrial	2020, October	390	Unknown	not available	not available	23,940	61.39	We are of the opinion that the location of this reference is comparable to that of the subject property. However, we are of the opinion that the building quality can be considered inferior.
Aluminiumstraat 10-06, Zoetermeer	Industrial	2021, January	199	Unknown	not available	not available	19,140	96.18	We are of the opinion that the location of this reference is comparable to that of the subject property. However, we are of the opinion that the building quality can be considered superior since it concerns a newly built property.
Kwartsweg 48, Bleiswijk	Industrial	2020, July	853	Unknown	not available	not available	60,000	70.34	This reference is located in the direct vicinity of the subject property. In addition, we are of the opinion that the quality can be considered comparable.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT(YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD(%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Melbournestraat 50-68, Sydneystraat 32- 56, Rotterdam	Industrial/Logistics	17-03-2020	5,354	2.5	401,144	6,587,000	5.14%	1,230	During the transaction, the property was fully let to eleven tenants on a WALL of 2.5 years. The property is slightly under rented, the equivalent yield equates to 5.08.
Ringersweg 10 C-D, Bergen op Zoom	Industrial/Logistics	30-12-2020	406	4.3	41,000	465,000	7.52%	1,145	The property comprises two industrial units which is part of a multi-tenant business building. During the transaction, the property was fully let to one tenant on a WALL of 4.3 years.
Spectrumlaan 5, Bleiswijk	Industrial/Logistics	15-04-2020	8,641	2.2	557,770	8,000,000	6.00	926	The reference property is let to Cemex Trescon B.V. with a remaining lease term of 2.2 years. We are of the opinion that, the property is slightly over-rented (approximately 3%). The equivalent yield equates to 5.8%.
Weesperstraat 124-128, Diemen	Industrial/Logistics	19-10-2020	14,605	7.2	575,258	7,560,000	6.19%	518	This transaction was part of the Vinvest portfolio. During the transaction, the property was fully let to multiple tenants on a weighted average remaining lease term of 7.18. The property

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

is in our opinion, slightly over rented. The gross initial yield is 7.6%.

PROPERTY ID:	nlargo02 - Argonstraat 116-166
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Argonstraat 116-166 - Argonstraat 116-166, Zoetermeer, 2718 SM, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	3,220,000
Market Value (per sq m)	1,084
Net Initial Yield	6.05%
Reversionary Yield	6.63%
Equivalent Yield	6.56%
Gross Income (p.a.)	226,810
Gross Income (p.a.) (per sq m)	76
*Adj. Gross Income	226,810
Adj. Gross Income (per sq m)	76
Net Income (p.a.)	212,200
Net Income (p.a.) (per sq m)	71
Gross Rental Value	259,430
Gross Rental Value (per sq m)	87
Capital Expenditure	-64,588
Transaction Costs	9.00%
Over / Under Rented	-6.35%
	KEY FACTS
	Metric	Value
	Total Area (sq m)	2,970
	WAULT to Break by Rent	2.08
	WAULT to Break by ERV	2.02
	WAULT to Expiry by Rent	2.08
	WAULT to Expiry by ERV	2.02
	Percentage of Vacancy (Area)	5.05%
	Percentage of Vacancy (ERV)	6.65%
**	Number of Tenants	13
	Current Voids (months)	6

LEASES RANKED BY RENT	* Adjusted Gross Income equates to the Gross Income excluding any rent free periods ** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:45

PROPERTY ID:	nlargo02 - Argonstraat 116-166
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:45

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

ARGONSTRAAT 116-166, ZOETERMEER, NETHERLANDS
INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
R.P.A.W.M. VERMEER MSC	14 JANUARY 2020	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

	STRENGTHS		WEAKNESSES

■	Almost fully let	■	Visibility from the main road

■	Good state of repair	■	Small roads on the parcel

■	Accessibility by private transport

	OPPORTUNITIES		THREATS

■	Increasing investor appetite	■	Macro-economic uncertainty (i.e. Trade Wars; Brexit)

■	Extend lease term with current tenants	■	Vacancy in the direct surroundings

■	Lease out the vacancy	■	Uncertainty resulting from the Covid-19 outbreak

LOCATION & SITUATION

LOCATION

Zoetermeer is located in the south east of the province of South Holland. The city is part of the southern side of the “Randstad” and its population consists of approximately 125,000 inhabitants.

Distances from Zoetermeer to other major cities are: 15 kilometres to The Hague, 20 kilometres to Rotterdam, 55 kilometres to Utrecht and 60 kilometres to Amsterdam.

The A12 motorway connects Zoetermeer directly to such cities as The Hague and Utrecht. It is also connected to Rotterdam and Amsterdam by respectively motorways A13 and A4. The rail network has direct links to a total of 14 railway stations and will further improve with the planned Randstadrail connecting Zoetermeer to The Hague and Rotterdam.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY DESCRIPTION

DESCRIPTION

The subject property is located at the Argonstraat in Zoetermeer on business estate Lansinghage, near to the A12 motorway. The subject property comprises in total 2,970 sq m which is divided into 917 sq m office space and 2,053 sq m warehouse space. The property is fully surrounded by a private one-way street.

The building was constructed in 1991, the office is divided over a ground and first floor. The warehouse is located on the ground floor, the clear height of the warehouse is circa 8 metres.

	Summary of known specification:
	Characteristic	Result
	Built / Renovation	1991
	Eaves Height	8 metres
	No. of loading Doors	14
	Loading Door Ratio	1:212
	Yard Depth	8 metres
	Cross-Dock	Front loading
	Warehouse (% of GLA)	69%
	Site Coverage Ratio	50%
	Source: Schedule provided by client.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Floor Areas

FLOOR / UNIT	USE	SQ M
ODV Zonnepanelen B.V.	Office and Warehouse	200.00
V.O.F. Wellner Automobiliteit	Office and Warehouse	482.00
RSV Telecom B.V.	Office and Warehouse	447.00
ARS T&TT Services B.V.	Office and Warehouse	457.00
S. van Bergen h.o.d.n. SVB	Warehouse	186.00
Automotive Advies & Bemiddeling
Vacant	Office	150.00
Dhr. M. El Biyar h.o.d.n. SQORE	Warehouse	252.00
Interieurbouw
S. Koucheh Meshki	Office and Warehouse	127.00
S. Koucheh Meshki	Office and Warehouse	111.00
Akihito Zoetermeer B.V.	Office and Warehouse	111.00
De heer S. Koucheh Meshki h.o.d.n.	Office and Warehouse	111.00
Mega Scoot Hallo Pizza en Car
Selection
E.R. Bandel en F.A. Bandel-Toorop	Office and Warehouse	120.00
h.o.d.n. Bandel Facilitaire Diensten
V.O.F.
Dhr. R.A. Knoop h.o.d.n. Fika	Office and Warehouse	98.00
Hoveniers o.a.
Elizabeth Craft Designs Inc.	Office and Warehouse	118.00
TOTAL	-	2,970.00

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €62,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the property is not registered as contaminated land in the Kadaster (Land Register) database.

In case a building permit is required (renovation or demolition/ reconstruction), a new site investigation will probably be required for the area involved.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

TENURE

According to the information available from the Land Registry Office(Kadaster) the parcels are held freehold by MLET Netherlands 2 Holding B.V. and registered as follows:

Municipality:      Zegewaard

Section:            D

Numbers:          2447

Total Area:        5,472 sq m

Comments

■  Right of way with respect to parcel Zegewaard D 2134;

■  The right with respect to het Elektriciteitsbedrijf Delfland regarding the construction and maintenance of power lines

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE	The subject property is almost fully let to 13 tenants on a WALL of 2.2 years. Circa 150 sq m office space is currently vacant. The ERV for the entire property equates to € 259,430 per annum. The current rental income is € 226,810. Corrected for the vacancy, we are of the opinion that the property is circa 6% under rented.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capita land non-recoverable costs. In all cases, we have cited whether they are

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:
Type & Calculation	Source	Effective	Amount

Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€ 62,000
Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start/ renewal No Repeat	€ 2,588
TOTAL ON VALUATION			€ 64,588

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount
Management: 2.00% of rental value	Borrower Estimate	On Valuation In perpetuity	€ 4,881
Property tax: 2.00% of rental value	CBRE Estimate	On Valuation In perpetuity	€ 5,189
Water tax: 0.25% of rental value	CBRE Estimate	On Valuation In perpetuity	€ 649
Insurance: 1.25% of rental value	CBRE Estimate	On Valuation In perpetuity	€ 3,243
Sewage charge: 0.25% of rental value	CBRE Estimate	On Valuation In perpetuity	€ 649
Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€ 11,880
Management Costs on Voids: 2% of rental value	CBRE Estimate	On all voids In perpetuity	€ 345
TOTAL: ON VALUATION			€ 14,956
Void and Rent-Free Allowances:

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION METHODOLOGY – MARKET VALUE

On valuation date, the subject property is fully let. We have not received information regarding the termination of any leases. If the property would be offered on the market per valuation date, we believe it would take circa six months to rent out the property.

We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:

Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)
Office	917	115	105,455
Warehouse	2,053	75	153,975
Total	2,970	87	259,430

Opinion of Market Rent

We have referenced the most recent lettings agreed within the property itself and the nearby Argonstraat 22-112, in arriving at our opinion or rental value. This includes the letting to E.R. Bandel in 2019 at a blended rent equating to over €100 per sq m. The most recent 2020 lettings at 22-112 reflect rates ranging between €81 and €87 per sq m with the upper end justifying the blended rate adopted within our valuation. In relation to other evidence within the market, based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 61 per sq m per annum to € 96 per sq m per annum.

The aforementioned rental values produce a total gross rental value of € 259,430 per annum or an average of circa € 87 per sq m. The agreed rental income amounts to € 226,810 per annum or an average of circa € 80 per sq m per annum. We are therefore of the opinion that the subject property is under rented.

Opinion of Valuation Yields

Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.

Indicative net initial yields for prime logistics property are currently quoting 3.5% and 5.5% for prime industrial estates. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.

Within the evidence table appended, we would highlight the following. The lower end of the yield range is indicated by the property located at the

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Melbournestraat 50-68, Rotterdam. As we are of the opinion that the location of this reference is better, we have allowed for a higher yield profile for the subject property.

The top of the range is highlighted by the property located at the Ringersweg 10 C-D, Bergen op Zoom. However, since the location of the subject property is better we allowed for a sharper yield profile.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 5.14% to 7.52% and also taking into account the current market conditions and the WAULT to expiry by current income of 2.17 years. we have adopted a split yield approach, targeting the following rates:

-             Vacant = 7.50%

-             Let = 6.50%

The approach results in a net initial yield of circa 6.05% which reflects a capital rate per sq m of € 1,084, after allowing for purchaser’s costs equating to 9.00%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 3,220,000

(Three million two hundred twenty thousand Euros)

The unrounded net capital value is € 3,218,884. The gross unrounded capital value is € 3,508,584 including € 289,700 purchaser’s costs (9.00%).

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 6 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 7.5%.

This results in a net rounded value of €2,680,000, equating to €902 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

insurance purposes would be in the region of €4,605,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Edelgasstraat 262, Zoetermeer	Industrial	2020, December	560	Unknown	not available	not available	49,000	87.50	This reference is located in the direct vicinity of the subject property. In addition, we are of the opinion that the quality can be considered comparable.
Argonstraat 7a, Zoetermeer	Industrial	2020, October	390	Unknown	not available	not available	23,940	61.39	We are of the opinion that the location of this reference is comparable to that of the subject property. However, we are of the opinion that the building quality can be considered inferior.
Aluminiumstraat 10-06, Zoetermeer	Industrial	2021, January	199	Unknown	not available	not available	19,140	96.18	We are of the opinion that the location of this reference is comparable to that of the subject property. However, we are of the opinion that the building quality can be considered superior since it concerns a newly built property.
Kwartsweg 48, Bleiswijk	Industrial	2020, July	853	Unknown	not available	not available	60,000	70.34	This reference is located in the direct vicinity of the subject property. In addition, we are of the opinion that the quality can be considered comparable.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Melbournestraat 50-68, Sydneystraat 32- 56, Rotterdam	Industrial/Logistics	17-03-2020	5,354	2.5	401,144	6,587,000	5.14%	1,230	During the transaction, the property was fully let to eleven tenants on a WALL of 2.5 years The property is slightly under. rented, the equivalent yield equates to 5.08.
Ringersweg 10 C-D, Bergen op Zoom	Industrial/Logistics	30-12-2020	406	4.3	41,000	465,000	7.52%	1,145	The property comprises two industrial units which is part of a multi-tenant business building. During the transaction, the property was fully let to one tenant on a WALL of 4.3 years.
Spectrumlaan 5, Bleiswijk	Industrial/Logistics	15-04-2020	8,641	2.2	557,770	8,000,000	6.00	926	The reference property is let to Cemex Trescon B.V. with a remaining lease term of 2.2 years. We are of the opinion that, the property is slightly over-rented (approximately 3%). The equivalent yield equates to 5.8%.
Weesperstraat 124-128, Diemen	Industrial/Logistics	19-10-2020	14,605	7.2	575,258	7,560,000	6.19%	518	This transaction was part of the Vinvest portfolio. During the transaction, the property was fully let to multiple tenants on a weighted average remaining lease term of 7.18. The property is in our opinion, slightly over

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

rented. The gross initial yield is 7.6%.

PROPERTY ID:	nlbreg - Breguetlaan 67
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Breguetlaan 67 - Breguetlaan 67, Oude Meer, 1438 BD, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	23,400,000
Market Value (per sq m)	1,381
Net Initial Yield	4.90%
Reversionary Yield	5.78%
Equivalent Yield	5.71%
Gross Income (p.a.)	1,345,146
Gross Income (p.a.) (per sq m)	79
*Adj. Gross Income	1,345,146
Adj. Gross Income (per sq m)	79
Net Income (p.a.)	1,249,190
Net Income (p.a.) (per sq m)	74
Gross Rental Value	1,636,925
Gross Rental Value (per sq m)	97
Capital Expenditure	-707,412
Transaction Costs	9.00%
Over / Under Rented	7.31%

  KEY FACTS

	Metric	Value
	Total Area (sq m)	16,945
	WAULT to Break by Rent	4.82
	WAULT to Break by ERV	4.94
	WAULT to Expiry by Rent	4.82
	WAULT to Expiry by ERV	4.94
	Percentage of Vacancy (Area)	22.37%
	Percentage of Vacancy (ERV)	23.42%
**	Number of Tenants	21
	Current Voids (months)	6

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:45

PROPERTY ID:	nlbreg - Breguetlaan 67
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:45

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SUPROPERTY REPORT

BREGUETLAAN 67, OUDE MEER, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
DEVIN UMMELS	14 JANUARY 2019	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
■ Location	■ Vacancy
■ Quality	■ Office/warehouse ratio
■ Accessibility

OPPORTUNITIES	THREATS
■ Increasing investor appetite	■ Greenfield developments in the area
■ Lease the vacant space	■ Macro-economic uncertainty (i.e. Trade Wars; Brexit)
■ Extend lease term with current tenants

LOCATION & SITUATION
LOCATION	Oude Meer is a village part of the municipality Haarlemmermeer, which is located in the west of the Netherlands, in the province of Noord-Holland. Oude Meer is located at circa 10 kilometres from Haarlem which is the capital of the province of Noord-Holland. Oude Meer is located at circa 10 kilometres from Amsterdam. The village of Oude Meer has an estimated population of 100 inhabitants. The average disposable income in Oude Meer is above the national average.
The property is located on the Sky Park business park near Schiphol airport. The environment is characterized in particular by business complexes of different scales. There is a strong orientation towards air traffic related logistics activities as well as the presence of data centers.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY DESCRIPTION

DESCRIPTION	The subject property is located at Breguetlaan 67, Oude Meer is a light industrial complex located in the vicinity of Schiphol Airport. The subject property comprises in total circa 16,945 sq m lettable floor area divided over 27 units in five separate buildings. Two buildings comprise offices and three buildings comprise office/warehouse units. Each unit has a small office component and at minimum one overhead door. The construction is of steel columns with façade comprising insulated panels and brickwork and a flat roof presumed to be covered with bitumen.
The building was constructed in 1993, the office is divided over a ground and first floor. The warehouse is located on the ground floor, the clear height of the warehouse is circa 7 metres.
Summary of known specification:
Characteristic	Result
Built / Renovation	1993
Eaves Height	7 metres
Warehouse (% of LFA)	54%
Site Coverage Ratio	88%
Source: Inspection/BAG Viewer/Kadaster

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas
TENANT	UNIT	USE	SQ M
Blygold Schiphol B.V.	Unit 3	Office/Warehouse	383
Bollore Logistics Netherlands B.V.	Unit 67 bg	Office/Warehouse	515
Bolloré Logistics Netherlands B.V.	Unit 67 C, D	Office/Warehouse	600
DG Packaging B.V.	Unit 23	Office/Warehouse	376
DooH Solutions & Services B.V.	Unit 67A	Office/Warehouse	1,547
Express-Cargo Holland B.V.	Unit 21	Office/Warehouse	400
FedEx Express Netherlands B.V.	Unit 25, 37 & 39	Office/Warehouse	5,044
HET B.V.	Unit 5	Office/Warehouse	403
Hollandia Forwarding B.V.	Unit 14	Office/Warehouse	229
IFlex Logistics B.V. i.o.	Unit 13	Office/Warehouse	438
Modulex B.V.	Unit 11	Office/Warehouse	365
Morrison Express Netherlands B.V.	Unit 10 A	Office/Warehouse	175
Pentagon International B.V.	Unit 15	Office/Warehouse	438
Pentagon International B.V.	Unit 17A	Office/Warehouse	98
Pentagon International B.V.	Unit 17B	Office/Warehouse	280
RS Global B.V.	Unit 1	Office/Warehouse	338

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Special Cargo Services B.V.	Breguetlaan 67	Office/Warehouse	0
Special Cargo Services B.V.	Unit 7	Office/Warehouse	405
Special Cargo Services B.V.	Unit 9	Office/Warehouse	682
Stamhuis Schiphol B.V.	Unit 19	Office/Warehouse	438
TUI Nederland N.V.	Parking 3	Parking	0
Vacant	Breguetlaan 20-22	Office/Warehouse	921
Vacant	Parking 1	Parking	0
Vacant	Parking 2	Parking	0
Vacant	Unit 10 B	Office/Warehouse	322
Vacant	Unit 10	Office/Warehouse	270
Vacant	Unit 12 A	Office/Warehouse	255
Vacant	Unit 12	Office/Warehouse	270
Vacant	Unit 14 A	Office/Warehouse	278
Vacant	Unit 16-18	Office/Warehouse	1,049
Vacant	Unit 67 C	Office/Warehouse	156
Vacant	Unit 8	Office/Warehouse	270
TOTAL		-	16,945

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €539,250 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the environmental risk assessment identified a very low potential environmental risk to site users, a

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

low risk to groundwater to ecological and surface water receptors from known residual contamination on site.
The potential environmental risks related to current storage and handling of hazardous materials are assessed to be low to site users, groundwater and surface water and very low to ecological receptors.
The potential environmental risk from former and current off-site land uses is assessed to be very low.
We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcels are held freehold by Multi-Let Industrial Property 27 B.V. and registered as follows:

	Municipality:	Haarlemmermeer

	Section:	AK

	Numbers:	1974; 1986; 1895; 1894; 2917

	Total Area:	14,050 sq m

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.

We understand prior written permission of Schiphol Area Development Company N.V. is required for transfer of the property as long as the obligation to start with the construction of the first building within twelve month after issuance of the building permit, has not been met. This provision was included in a deed dated 14 December 1992. Once the building obligation has been fulfilled, permission for transfer is no longer required. We have therefore assumed this option no longer exists.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

INCOME PROFILE	The subject property is partially let to 21 tenants on a WALL of 4.9 years. The vacancy equates to 3,791 metres which equals circa 22% of the total lettable floor area. The ERV for the vacancy equates to € 383,410 per annum. The current rental income is € 1,345,146 per annum. The ERV for the leased part is estimated at € 1,253,515 per annum, we are therefore of the opinion the property is over-rented. The ERV for the entire property equates to € 1,636,928 per annum.
The largest tenant is FedEx Express Netherlands B.V. The tenant produces an annual rental income of €544,320. This equates to 34.5% of the total rental income. FedEx Express Netherlands B.V. is a subsidiary of FEDERAL EXPRESS HOLDING US 5, LLC. A worldwide operating and well-known company. We are therefore of the opinion the tenant provides strong covenant strength.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:
Type & Calculation	Source	Effective	Amount
Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€539,250
Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start/ renewal No Repeat	€ 57,512
Rent Free - DG Packaging B.V.	Borrower	On Valuation	€2,000
Rent Reduction - Special Cargo Services B.V.	Borrower	No Repeat	€3,000
Rent Reduction - RS Global B.V.	Borrower	On Valuation	€35,000
Rent Reduction - DooH Solutions & Ser	Borrower	No Repeat	€70,650

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

TOTAL ON VALUATION			€707,412

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount
Management: 2.00% of rental value	Borrow Estimate er	On Valuation In perpetuity	€ 34,571
Property tax: 2.00% of rental value	CBRE Estimate	On Valuation In perpetuity	€ 32,739
Water tax: 0.25% of rental value	CBRE Estimate	On Valuation In perpetuity	€ 4,092
Insurance: 1.25% of rental value	CBRE Estimate	On Valuation In perpetuity	€ 20,462
Sewage charge: 0.25% of rental value	CBRE Estimate	On Valuation In perpetuity	€ 4,092
Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€ 67,780
Management Costs on Voids: 2% of rental value	CBRE Estimate	On all voids In perpetuity	€ 7,668
TOTAL: ON VALUATION			€ 103,624
Void and Rent-Free Allowances:
Regarding the vacant units, we have allowed for a current void period of 6 months.

VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:
	Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)
	Office	7,864	110	865,040
	Warehouse	9,081	85	771,885

	Total	16,945	97	1,636,925

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Opinion of Market Rent
Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 86 per sq m per annum to € 109 per sq m per annum.
Within the evidence table appended, we would highlight the property in Lemelerbergweg 22, Amsterdam as best comparable and therefore of greatest relevance in terms of similar appearance, state of repair, eaves height and location.
The aforementioned rental values produce a total gross rental value of € 1,636,925 per annum or an average of circa € 97 per sq m. The current rental income amounts to € 1,345,146 per annum or an average of circa € 79 per sq m. We are of the opinion that the subject property is under-rented.

Opinion of Valuation Yields
Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.
Indicative net initial yields for prime logistics property are currently quoting 3.5% and 5.5% for prime industrial estates. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.
Within the evidence table appended, we would highlight the following. The lower end of the yield range is indicated by the property located at Melbournestraat 50-68 in Rotterdam. Quality and characteristics of this asset are superior compared to the subject property.
The middle of the range is highlighted by the property located in Berchvliet, Amsterdam. The subject property has a more favourable location but the office/warehouse ratio results in inferior leasing conditions. Overall a similar yield profile is applicable in our opinion.
We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 5.14% to 6.16% and also taking into account the current market

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

conditions and the WAULT to expiry by current income of 4.82 years, we have adopted a split yield approach, targeting the following rates:
- Vacant = 6.50%
- Let = 5.50%
The approach results in a blended equivalent yield of 5.70% and NIY of circa 4.90% which reflects a capital rate per sq m of € 1,381, after allowing for purchaser’s costs equating to 9.00%. Whilst the capital rate per sq m would appear to be higher than the available evidence, the blended equivalent yield in this instance is the primary driver, particularly considering the income profile of Berchvliet 3-13.
On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:
€ 23,400,000
(Twenty-three million four hundred thousand Euro)
The unrounded net capital value is € 25,512,352. The gross unrounded capital value is € 23,405,827 including € 2,106,525 purchaser's costs (9.00%).
VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.
In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 6 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 6.5%.
This results in a net rounded value of €19,550,000, equating to €1,154 per sq m.
ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €26,280,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Lemelerbergweg 22, Amsterdam	Industrial	2019, November	1,074	ing bank	not available	not available	100,800	93.85	Similar quality but a slightly lesser location. Schiphol area has a slight premium.
Bellsingel 51, Schiphol-Rijk	Industrial	2020, June	6,304	TNT	not available	not available	684,000	108.50	Similar quality but superior property specifications.
Chemieweg 103, Uithoorn	Industrial	2020, March	135	onderneming	not available	not available	13,140	97	Similar quality and characteristics. Slightly smaller units and lesser location.
Computerweg 21, Amsterdam	Industrial	2019, August	270	cortina	not available	not available	23,200	85.93	Lesser location and therefore higher ERV appropriate for the subject property.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Melbournestraat 50-68, Sydneystraat 32-56, Rotterdam	Industrial/Logistics	17-03-2020	5,354	2.5	401,144	6,587,000	5.14%	1,230	During the transaction, the property was fully let to eleven tenants on a WALL of 2.5 years. The property is slightly under rented, the equivalent yield equates to 5.08. Due to the leasehold situation of the reference property a softer yield for the subject property is appropriate.
Berchvliet 3-13, Sierenborch 1, Amsterdam	Industrial/Logistics	20-02-2020	6,108	3.7	549,164	8,075,000	5.80%	1,322	During the transaction, the property was fully let on a WALL of 3.7 years. The equivalent yield amounts to 5.80%. Due to the superior quality and longer WALL of the subject property we are of the opinion a sharper yield is appropriate.
Jan Van Krimpenweg 1 + 21-26, Haarlem	Industrial/Logistics	19-10-2020	10,503	1.0	621,655	8,400,000	6.16%	800	This transaction was part of the Vinvest portfolio. During the transaction, the property was fully let to multiple tenants on a weighted average WALL of 7.25 years. The property is in our opinion, slightly under rented (11.56%). The gross initial yield

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

equates to 7.40%. The location and quality of the reference are less. A sharper yield is in our opinion appropriate for the subject property.
Spectrumlaan 5, Bleiswijk	Industrial/Logistics	15-04-2020	8,641	2.2	557,770	8,000,000	6.00	926	The reference property is let to Cemex Trescon B.V. with a remaining lease term of 2.2 years. We are of the opinion that, the property is slightly over-rented (approximately 3%). The equivalent yield equates to 5.8%. In our opinion a similar yield profile is appropriate for the subject property considering location and occupancy.

PROPERTY ID:	nlbuns - Bunsenstraat 13-23
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Bunsenstraat 13-23 - Bunsenstraat 13-23, Dordrecht, 3316 GC, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	6,730,000
Market Value (per sq m)	708
Net Initial Yield	5.49%
Reversionary Yield	6.17%
Equivalent Yield	6.17%
Gross Income (p.a.)	432,613
Gross Income (p.a.) (per sq m)	46
*Adj. Gross Income	432,613
Adj. Gross Income (per sq m)	46
Net Income (p.a.)	402,457
Net Income (p.a.) (per sq m)	42
Gross Rental Value	520,780
Gross Rental Value (per sq m)	55
Capital Expenditure	-107,811
Transaction Costs	9.00%
Over / Under Rented	2.51%
	KEY FACTS
	Metric	Value
	Total Area (sq m)	9,505
	WAULT to Break by Rent	1.35
	WAULT to Break by ERV	1.29
	WAULT to Expiry by Rent	1.35
	WAULT to Expiry by ERV	1.29
	Percentage of Vacancy (Area)	17.13%
	Percentage of Vacancy (ERV)	18.96%
**	Number of Tenants	8
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:45

PROPERTY ID:	nlbuns - Bunsenstraat 13-23
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:45

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

BUNSENSTRAAT 13-23, DORDRECHT, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
R.P.A.W.M. VERMEER MSC	14 JANUARY 2020	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
■ Accessibility by private transport ■ State of repair	■ Vacancy ■ Constructed to moderate specifications
OPPORTUNITIES	THREATS
■ Increasing investor appetite ■ Lease the vacant space ■ Extend lease term with current tenants	■ Macro-economic uncertainty (i.e. Trade Wars; Brexit) ■ Competitive supply in the area ■ Uncertainty resulting from the Covid-19 outbreak

LOCATION & SITUATION

LOCATION	The municipality of Dordrecht is located in the province of South Holland. With a population of about 119,000 in 2021, it is the fourth largest city of the province. The municipality covers the entire Dordrecht Island and is bordered by the rivers Oude Maas, Beneden Merwede, Nieuwe Merwede, Hollands Diep, and Dordtsche Kil. Dordrecht is the largest and most important city in the Drechtsteden. The Drechtsteden are a number of towns and cities bordering each other in the delta area of the rivers Oude Maas, Noord, and Beneden-Merwede in the province of South Holland. The total area of the municipality of Dordrecht is about 99.47 sq km, including 79.01 sq km of land and 20.46 sq km of water. The municipality has a density of about 1,503 per sq km. Accessibility of the municipality of Dordrecht by both private and public transport are good. Dordrecht is connected to the railroad system. There are 3 railway stations: Dordrecht Zuid railway station, Dordrecht Central railway station, and Dordrecht Stadspolders railway station. The motorway A16 and national road N3 run through Dordrecht. Motorway A16 runs from the interchange Terbregseplein in the northeastern part of Rotterdam, towards the

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Belgian border near Hazeldonk. This motorway has 19 exits including 7 interchanges. The motorway A15 is located just north of Dordrecht. The national road N3 links to the national road N217 to the south and national road N214 to the north.

PROPERTY DESCRIPTION

DESCRIPTION

The subject property comprises a multi-let estate located at the “Dordtse Kil” business estate, near the A16 motorway. The subject property comprises in total 9,505 sq m LFA which is divided into 2,151 sq m office space and 6,974 sq m of warehouse space. The property consists of nine separate units of different sizes. In addition, the property benefits from circa 380 sq m paved outdoor area.

The building was constructed in 1980, the office is divided over a ground and first floor. The warehouse is located on the ground floor, the clear height of the warehouse is circa 8 metres.

Summary of known specification:

Characteristic	Result
Built / Renovation	1980
Eaves Height	8 metres
No. of loading Doors	13
Loading Door Ratio	1:702
Yard Depth	9 metres
Warehouse (% of GLA)	76%
Site Coverage Ratio	61%
Source: BAG/Inspection/Land registry
ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Floor Areas

FLOOR / UNIT	USE	SQ M
Ergef Delmonte Beheer B.V.	Office and Warehouse	701.00
Fastenal Europe B.V.	Office and Warehouse	1,489.00
Fastenal Europe B.V.	Office and Warehouse	1,451.00
Fastenal Europe B.V.	Office and Warehouse	1,451.00
HSP Worldwide Hydraulic Spare Parts	Office and Warehouse	852.00
B.V.
IJzer en Schroothandel B en S V.O.F.	Ground	380.00
Secoa B.V.	Office and Warehouse	701.00
UT Quality B.V.	Office and Warehouse	852.00
Vacant	Office and Warehouse	1,628.00
TOTAL	-	9,505.00

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €93,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the environmental risk assessment identified a very low risk to site users and low risks to groundwater and surface water from current and historical activities at the site.

The potential environmental risk associated with asbestos containing materials is assessed to be moderate to low to site users / maintenance workers. The level of risk reflects the potential severity of the consequence of exposure and can be managed through implementation of the recommendations.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcels are held freehold by MLET Netherlands 2 Holding B.V. and registered as follows:
	Municipality:	Dordrecht

	Section:	Q

	Numbers:	5089

	Total Area:	13,206 sq m

Comments

■    The owner is obligated to maintain and preserve the fence surrounding the parcel

Based on the information provided, we understand the property is held freehold.

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE

The subject property is partially let to 6 tenants on a WALL of 1.25 years. The vacancy equates to 1,628 sq m which equals 17% of the total lettable floor area. The ERV for the vacancy equates to € 98,740 per annum. The current rental income is € 432,613. The ERV for the leased part is estimated at € 422,040. In our opinion the property is therefore slightly over rented. The ERV for the entire property equates to € 520,780 per annum.

There are no specific tenants which account for a significant portion of the total rental income. Overall, we are of the opinion the income profile is good.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Capital Expenditure:
Type & Calculation	Source	Effective	Amount
Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€ 93,000
Letting Fees: 15% of Rental Value the vacant space	CBRE Estimate	On lease start / renewal No Repeat	€14,811
TOTAL ON VALUATION			€ 107,811
Revenue Deductions:
Type & Calculation	Source	Effective	Annual Amount
Management: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 10,627
Property tax: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 10,416
Water tax: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 1,302
Insurance: 1.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 6,510
Sewage charge: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 1,302
Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€ 38,020
Void Costs: 2% of ERV	Borrower Estimate	On Valuation On All Voids	€ 1,975
TOTAL: ON VALUATION			€ 32,132
Void and Rent-Free Allowances: Regarding the vacant unit, we have allowed for a current void period of 12 months.
VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)
Office	2,151	80	172,080
Warehouse	6,974	50	348,700
Total	9,125	57	520,780

Opinion of Market Rent

Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 54 per sq m per annum to € 77 per sq m per annum.

The aforementioned rental values produce a total gross rental value of €  520,780 per annum or an average of circa € 57 per sq m. The agreed rental income amounts to € 432,613 per annum or an average of circa €  58 per sq m per annum. We have estimated the rental value of the leased part at € 422,040 per annum. We are of the opinion that the subject property is more or less let at market rent for the currently leased space.

Opinion of Valuation Yields

Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.

Indicative net initial yields for prime logistics property are currently quoting 3.5% and 5.5% for prime industrial estates. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.

Within the evidence table appended, we would highlight the following. The lower end of the yield range is indicated by the property located at the Melbournestraat 50-68, Rotterdam. As we are of the opinion that the location of this reference is better, we have allowed for a higher yield profile for the subject property.

The top of the range is highlighted by the property located at the Ringersweg 10 C-D, Bergen op Zoom. However, since the location of the subject property is better and given the relative lot size of this asset, we allowed for a sharper yield profile.

We would also highlight the property in Bleiswijk, which has similar fundamentals to this property including the unexpired term and micro location. Though thought to be superior in relation to Macro location and without vacancy which is reflected by the lower equivalent yield compared with the subject property.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 5.14% to 7.52% and also taking into account the current market conditions and the WAULT to expiry by current income of 1.25 years, we have adopted a split yield approach, targeting the following rates:

-       Vacant = 7.00%

-       Let = 6.00%

The approach results in a blended equivalent yield of 6.17% and a net initial yield of circa 5.49% which reflects a capital rate per sq m of € 708, after allowing for purchaser’s costs equating to 9.00%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 6,730,000

(Six million seven hundred thirty thousand Euros)

The unrounded net capital value is € 6,728,943. The gross unrounded capital value is € 7,334,548 including € 605,605 purchaser’s costs (9.00%).

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 7%.

This results in a net rounded value of €5,470,000, equating to €575 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €9,995,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Kamerlingh Onnesweg 10A, Dordrecht	Warehouse - office	2020, November	421	Unknown	not available	not available	23,400	55.58	Comparable location, and we are of the opinion that the building quality of this reference can be considered comparable as well.
Pieter Zeemanweg 73, Dordrecht	Warehouse - office	2020, July	364	Unknown	not available	not available	19,800	54.40	Comparable location, and we are of the opinion that the building quality of this reference can be considered comparable as well.
Robijn 600, Dordrecht	Warehouse - office	2020, February	1,807	Unknown	not available	not available	140,000	77.47	Higher quality asset and located on a comparable location.
Pascalstraat 80, Dordrecht	Warehouse - office	2020, May	1,895	Unknown	not available	not available	114,000	60.16	Comparable location, and we are of the opinion that the building quality of this reference can be considered comparable as well.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Melbournestraat 50-68, Sydneystraat 32- 56, Rotterdam	Industrial/ Logistics	17-03-2020	5,354	2.5	401,144	6,587,000	5.14%	1,230	During the transaction, the property was fully let to eleven tenants on a WALL of 2.5 years. The property is slightly under rented, the equivalent yield equates to 5.08.
Ringersweg 10 C-D, Bergen op Zoom	Industrial/ Logistics	30-12-2020	406	4.3	41,000	465,000	7.52%	1,145	The property comprises two industrial units which is part of a multi-tenant business building. During the transaction, the property was fully let to one tenant on a WALL of 4.3 years.
Spectrumlaan 5, Bleiswijk	Industrial/ Logistics	15-04-2020	8,641	2.2	557,770	8,000,000	6.00	926	The reference property is let to Cemex Trescon B.V. with a remaining lease term of 2.2 years. We are of the opinion that, the property is slightly over-rented (approximately 3%). The equivalent yield equates to 5.8%.
Weesperstraat 124-128, Diemen	Industrial/ Logistics	19-10-2020	14,605	7.2	575,258	7,560,000	6.19%	518	This transaction was part of the Vinvest portfolio. During the transaction, the property was fully let to multiple tenants on a weighted average remaining lease term of 7.18. The property

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

is in our opinion, slightly over rented. The gross initial yield is 7.6%

PROPERTY ID:	nlelft - Elftweg 32-54
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Elftweg 32-54 - Elftweg 32-54, Raamsdonksveer, 4941 VP, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	3,790,000
Market Value (per sq m)	384
Net Initial Yield	5.26%
Reversionary Yield	8.40%
Equivalent Yield	8.41%
Gross Income (p.a.)	239,573
Gross Income (p.a.) (per sq m)	24
*Adj. Gross Income	239,573
Adj. Gross Income (per sq m)	24
Net Income (p.a.)	217,046
Net Income (p.a.) (per sq m)	22
Gross Rental Value	409,945
Gross Rental Value (per sq m)	42
Capital Expenditure	-27,723
Transaction Costs	9.00%
Over / Under Rented	-17.90%
	KEY FACTS
	Metric	Value
	Total Area (sq m)	9,863
	WAULT to Break by Rent	1.00
	WAULT to Break by ERV	0.88
	WAULT to Expiry by Rent	1.00
	WAULT to Expiry by ERV	0.88
	Percentage of Vacancy (Area)	28.97%
	Percentage of Vacancy (ERV)	28.82%
**	Number of Tenants	9
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:46

PROPERTY ID:	degewe - Gewerkenstrasse 13
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:46

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

ELFTWEG 32-54, RAAMSDONKSVEER, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
J. BAKKER	14-01-2020	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
■ Multi-tenanted ■ Accessibility ■ Quality	■ Not located in a G-4 city ■ Four units are vacant
OPPORTUNITIES	THREATS
■ Increasing investor appetite ■ Extend lease term with current tenants ■ Leasing out vacant space	■ Macro-economic uncertainty (i.e. Trade Wars; Brexit)

LOCATION & SITUATION

LOCATION

Raamsdonksveer is a village part of the municipality Geertruidenberg, which is located in the south of the Netherlands, in the province of Noord-Brabant. Raamsdonksveer is located at circa 30 kilometers from s-Hertogenbosch which is the capital of the province of Noord-Brabant.

Raamsdonksveer is located at circa 70 kilometers from Amsterdam.

The village of Raamsdonksveer has an estimated population of 12,400 inhabitants. The average disposable income in Raamsdonksveer is approximately equal to the national average.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY DESCRIPTION

DESCRIPTION

The subject property is located at Elftweg 32-54 in Raamsdonksveer and is a light industrial complex located in the “Keizersveer” Business Park, near to the A27 motorway from Utrecht to Breda. The subject property comprises in total 9,863 sq m. The property consists of 13 separate units, each between 477 and 956 sq m divided into warehouse and office space. Four units are vacant at the time of valuation.

The building was constructed in 1980. The warehouse is located on the ground floor, each unit benefits from an overhead door and has office space at the front side of the building divided on the ground and first floor. The eaves height of the warehouse is circa 6 metres.

Summary of known specification:

Characteristic	Result
Built / Renovation	1980
Eaves Height	6 metres
No. of loading Doors	1 per unit
Warehouse (% of GLA)	93%
Source: Inspection/BAG viewer/Environmental review.
ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas

FLOOR / UNIT	USE	SQ M
Unit 32	Warehouse and office	879
Unit 34	Warehouse and office	956
Unit 36	Warehouse and office	876
Unit 38	Warehouse and office	886
Unit 40	Warehouse and office	874
Unit 42,1	Warehouse and office	477
Unit 42,2	Warehouse and office	615
Unit 44	Warehouse and office	721
Unit 46	Warehouse and office	713
Unit 48	Warehouse and office	707
Unit 50	Warehouse and office	716
Unit 52	Warehouse and office	716
Unit 54	Warehouse and office	728
TOTAL	-	9,863

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €10,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the soil appeared in good condition.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcels are held freehold by MLET Netherlands 2 Holding B.V. and registered as follows:
	Municipality:	Raamsdonksveer

	Section:	K

	Numbers:	1954

	Total Area:	14,103 sq m

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE	The subject property is partially let to 6 tenants on a WALL of 0.85 years. There are four vacant units. The current rental income is € 239,573 per annum. The ERV for the leased part is estimated at € 291,790 per annum, we are therefore of the opinion the property is circa 18% under-rented. The ERV for the entire property equates to € 409,945 per annum.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.
Capital Expenditure:
Type & Calculation	Source	Effective	Amount
Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€ 10,000
Letting Fees: 15% of Rental Value the vacant space	CBRE Estimate	On lease start / renewal No Repeat	€ 17,723
TOTAL ON VALUATION			€27,723

Revenue Deductions:
Type & Calculation	Source	Effective	Annual Amount

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Management: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€7,155
Property tax: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€8,199
Water tax: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€1,025
Insurance: 1.25% of ERV	CBRE estimate	On Valuation In perpetuity	€5,124
Sewage charge: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€1,025
Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€39,452
Void Costs: 2% of ERV	Borrower Estimate	On Valuation On All Voids	€ 2,363
TOTAL: ON VALUATION			€24,891

Void and Rent-Free Allowances:

Currently there are four unit vacant for which we have allowed for 12 months of current void. We are of the opinion relettability is good and have therefore not allowed for a future void period for the running leases.

VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:
Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)
Office	3,238	55	178,090
Warehouse	6,625	35	231,875
Total	9,863	42	409,945

Opinion of Market Rent

Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 35 per sq m per annum to € 44 per sq m per annum.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

The aforementioned rental values produce a total gross rental value of €  409,945 per annum or an average of circa € 42 per sq m. The agreed rental income amounts to € 239,573 per annum or an average of circa €  24 per sq m. We are of the opinion that the let space is currently under-rented.

Opinion of Valuation Yields

Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.

Indicative net initial yields for prime logistics property are currently quoting 4.0%. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.

Within the evidence table appended, we would highlight the following. The lower end of the yield range is indicated by the property located in Barendrecht. As this property is located at a better location and benefits from more loading docks, we have allowed for a higher yield profile for the subject property.

The high end of the range is highlighted by the property located in Breda this property is fully let but has an inferior building quality.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 6.6% to 8.7% and also taking into account the current market conditions and the WAULT to expiry by current income of 0.85 years, we have adopted a split yield approach, targeting the following rates:

-       Let = 7.90%

-       Vacant = 10.00%

The approach results in an equivalent yield of 8.41% and a net initial yield of circa 5.26% which reflects a capital rate per sq m of € 384, after allowing for purchaser’s costs equating to 9.00%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 3,790,000

(Three million seven hundred ninety thousand Euro)

The unrounded net capital value is € 3,788,363. The gross unrounded capital value is € 4,157,039 including € 340,953, purchaser's costs (9.0%).

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 10%.

This results in a net rounded value of €2,910,000, equating to €295 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €15,295,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Lissenveld 4, Raamsdonkveer	Industrial	2019, November	202	Jansen Hoveniers	not available	not available	8,950	44	Better quality and a similar location which results in a higher rental value.
Zoete Inval 8, Breda	Industrial	2019, February	1.850	ahold	not available	not available	74.750	40,41	Equal quality, a better location but relatively dated which results in a lower rental value.
Rederijweg 45, Oosterhout NB	Industrial	2019, April	3.252	otentic logistics	not available	not available	112.200	34,50	Equal quality but a larger scale unit which will results in a lower rental value.
Industrieweg 69, Waalwijk	Industrial	2019, October	930	make machinegroothandel	not available	not available	38.000	40,86	Equal quality and location but dated which overall results in a lower rental value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTA L AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Delta- Industrieweg 38, 40, 42, Stellendam	Industrial/ Logistics	19-6-2019	9,407	1.4	305,967	3,500,000	8.17%	372	The property is currently fully let, although one of the larger tenants (Horeca Handelsonderneming Delta) has served notice to vacate. This tenant occupies 3,000 sq m and is paying less than €30 psm. Our opinion of the ERV equates to € 40 per sq m and therefore this offers reversionary potential for this asset. Due to the difference in building quality and location we expect a comparable capital value at the subject property.
Hazeldonk 6550, Breda	Industrial/ Logistics	1-7-2019	5,368	3.2	242,312	2,600,000	8.71%	484	The reference property is fully let to two tenants on a WALL of circa 3.2 years. Our opinion of the ERV equates to € 307,750 per annum. In our opinion the property is therefore under rented by circa 11%. Due to the difference in WAULT and location we expect

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

									a lower capital rate per sqm over the subject property.
Visserijweg 2, Oosterhout	Industrial/ Logistics	19-10- 2020	2,925	5.3	132,776	1,800,000	7.38%	615	During transaction the property was fully let on a WALL of circa 5.3 years. In our opinion the property is slightly under rented. Due to the difference in location we expect a higher yield at the subject property.
Londen 3-7, Barendrecht	Industrial/ Logistics	19-10- 2020	6,533	1.1	316,992	4,000,000	6.64%	612	During transaction the property was fully let to one tenant on a WALL of 1.1 years. In our opinion the property is slightly under rented. Due to the difference in location we expect a higher yield at the subject property.

PROPERTY ID:	nleneg - Energieweg 75-81
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Energieweg 75-81 - Energieweg 75-81, Zoeterwoude, 2382 NH, Netherlands

VALUATION METRICS	(currency - EUR)
Metrice	Value
Market Value	3,690,000
Market Value (per sq m)	796
Net Initial Yield	5.66%
Reversionary Yield	5.73%
Equivalent Yield	5.75%
Gross Income (p.a.)	242,315
Gross Income (p.a.) (per sq m)	52
*Adj. Gross Income	242,315
Adj. Gross Income (per sq m)	52
Net Income (p.a.)	227,570
Net Income (p.a.) (per sq m)	49
Gross Rental Value	263,959
Gross Rental Value (per sq m)	57
Capital Expenditure	-10,209
Transaction Costs	8.99%
Over / Under Rented	-8.20%
	KEY FACTS
	Metric	Value
	Total Area (sq m)	4,636
	WAULT to Break by Rent	2.24
	WAULT to Break by ERV	2.25
	WAULT to Expiry by Rent	2.24
	WAULT to Expiry by ERV	2.25
	Percentage of Vacancy (Area)	0.00%
	Percentage of Vacancy (ERV)	0.00%
**	Number of Tenants	5
	Current Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:46

PROPERTY ID:	nleneg - Energieweg 75-81
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:46

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

ENERGIEWEG 75-81, ZOETERWOUDE, THE NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
J. NEERINCX	10 JANUARY 2019	1 FEBRUARY 2021	LIGHT INDUSTRIAL

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
■ Layout allows multi-tenancy use	■ Under-rented by circa 8.20%
■ Multi-tenancy reduces tenant risk	■ Limited horizontal expansion opportunity
■ Well accessible by car	■ Short WALL
■ Fully let	■ Pressure on outside terrain due to storageactivities tenants
■ Long term commitment of tenants with property and location

OPPORTUNITIES	THREATS
■ Increasing(inter)national investor appetite for light industrial properties	■ Prolonged economic recession due to outbreak(s) COVID-19
■ Vertical expansion opportunity(max. building height 21 metres)

LOCATION & SITUATION
LOCATION	The subject property is located in Zoeterwoude which is situated in the western part of the Netherlands in the province South-Holland. Zoeterwoude is located at circa 23 km from The Hague which is the capital city of the province and circa 7 km from Leiden. The total population of Zoeterwoude comprises circa 8,450 inhabitants in June 2019. Zoeterwoude can be reached by the motorway A4 (Amsterdam – Rotterdam) and the provincial road N11 and N206. There are regional and local bus lines offering services in and around the municipality Zoeterwoude. The level of ageing in the municipality is higher than the national average.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY DESCRIPTION

DESCRIPTION	The subject property concerns a rectangular light industrial building of 4,636 sq. m LFA located at Energieweg 75-81 in Zoeterwoude. The property was built in 1975 and consists of 1,250 sq. m of office area and 3,386 sq. m of warehouse area. The property is divided into 5 separate units with two storey office frontages to the southeast (and to the northeast of the north-eastern unit).
	The superstructure is of steel and the floors are of concrete. The property is covered with steel panels, brickwork and the roof is slightly pitched and covered with panels as well.
	The office areas are fitted out to market standards with suspended ceilings with integrated lighting, natural ventilation, air-conditioning units, central heating with radiators, sanitary rooms and pantry’s. The warehouse area has an eaves height of approx. 6 metres, a total of 6 electrical overhead doors, gas heaters, fluorescent lighting and natural light domes. We assumed a market conform floor bearing capacity.
	The subject property is situated on a plot of 6,015 sq. m. Sufficient parking area is located along the north-western, north-eastern and south-eastern sides of the building. The outside terrain is covered with concrete plates and is enclosed by a fence.
	Summary of known specification:
	Characteristic	Result
	Built / Renovation	1975
	Eaves Height	6 metres
	No. of loading	Doors 6
	Warehouse (% of GLA)	73%
	Site Coverage Ratio	65%
	Source: Inspection/Land Registry/BAG-Viewer/Environmental Review

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas
FLOOR / UNIT	USE	SQ M
De Graaf Automaterialen B.V.	Office	135
De Graaf Automaterialen B.V.	Office and Warehouse	1,091
Mepaco B.V.	Office and Warehouse	975
Dhr. J.M. Fontein h.o.d.n. Fontein	Warehouse	975
Ontruimingen
Van Voskuilen Woudenberg	Office and Warehouse	1,460
TOTAL	-	4,636

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for the initial valuation purpose.
At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction.
As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have not included any associated capex.
ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.
We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that it is not expected that significant environmental residual liability would be realised at the property under continued current use
We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcels are held freehold by MLET Netherlands 2 Holding B.V. and registered as follows:

Municipality: Zoeterwoude
Section: B
Numbers: 4704/ 4947
Total Area: 6,107 sq. m

Comments

■ The subject’s plots are subject to a right of superficies regarding mains services with OASEN B.V. & Gemeente Zoeterwoude as beneficiaries

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE	The subject property is fully let to four tenants on a gross rent per annum of€ 242,315 and on a WALL of circa 2.25 years. The rental value equates to€ 263,959 per annum. Based on the aforementioned the subject property is circa 8.20% under-rented. The gross rent is relatively evenly divided over the tenants with the largest share derived from tenant Van Voskuilen Woudenberg (36.15%). All tenants have relatively short remaining lease terms, but some such as Mepaco B.V. and Van Voskuilen Woudenberg have let since 1996 and 2008 respectively. The tenants are foremostly locally/regionally operating businesses. Van Voskuilen Woudenberg provides maintenance on gas-, water- and electricity lines. Fontein Ontruimingen operates a second-hand storage facility, tenant Mepaco B.V. manufactures tool suspension systems and tenant De Graaf Automaterialen is a specialist of car parts of the Citroen 2CV. We are of the opinion that the tenants provide adequate covenant strength.

VALUATION CONSIDERATIONS
COSTS AND ADJUSTMENTS

Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date

Capital Expenditure:

	Type & Calculation	Source	Effective	Amount

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	N/A
Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start / renewal No Repeat	€ 7,209

Rent Free - Dhr. J.M. Fontein h.o.d.n. Fontein Ontruimingen	Borrower	On Valuation No Repeat	€ 3,000

TOTAL ON VALUATION			€ 10,209

Revenue Deductions:
Type & Calculation	Source	Effective	Annual Amount
Management: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 4,846

Property tax: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 5,279

Water tax: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 660

Insurance: 1.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 3,299

Sewage charge: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 660

Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€ 18,544

Void Costs: 2% of ERV	Borrower Estimate	On Valuation On All Voids	N/A

TOTAL: ON VALUATION			€ 14,744

Void and Rent-Free Allowances:
The subject property is fully let as at the valuation date. However, we haveadopted a void period of 3 months after expiry of the lease of tenant MepacoB.V. Since the tenant is a long time tenant of the property and the high probability of lease extension, we have adopted 3 months of void period only Tenant Dhr. J.M. Fontein h.o.d.n. Fontein Ontruimingen receives a rent free

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION METHODOLOGY – MARKET VALUE

of € 3,000 per valuation date. If the subject would become fully vacant, we would expect a void period of 12 months, including marketing period and incentives.

We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:

	Unit	Area (sq.m)	ERV(€)per sq. m(annum)	Rent pa (€)
	Office	1,250	82.50	103,124
	Warehouse	3,386	47.50	160,835
	Total	4,636	57	263,959
	Opinion of Market Rent

	Based on the below-mentioned comparable transactions and asking price, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 46.50 per sq. m per annum to € 57 per sq. m per annum. We would highlight that the most recent evidence from within the property itself agreed in July 2019 equated to a blended rent of €54 per sq m. In the intervening period, there has been further upward pressure on rents as evidenced by our rate.

	In addition, within the evidence table appended, we would highlight the property Energieweg 1-17 in Zoeterwoude as best comparable and therefore of greatest relevance in terms of similar appearance, state of repair, clear height and location in Zoeterwoude. We do not anticipate significant negotiation to this quoting rent.

	The aforementioned rental values produce a total gross rental value of € 263,959 per annum. The subject property is fully let to four tenants on a gross rent per annum of € 242,315. Based on the aforementioned the subject property is circa 8.20% under-rented.

	Opinion of Valuation Yields

	Currently, we witness downward pressure on net initial yields for prime light industrial properties due to the high scarcity of good, light industrial properties.

	Indicative net initial yields for prime light industrial properties are currently quoting 5.75% to 6.00%. Due to relatively favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. Given the relatively risk averse profile of light industrial properties, especially in light of alternative real estate assets and the impact of COVID-19, it is expected that yields will compress further.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Within the evidence table appended, we would highlight the following. The lower end of the yield range is indicated by the property located at Jan van Galenstraat 59 in Schiedam. As this property is of a higher quality, we have allowed for a higher yield profile for the subject property.

The higher end of range is highlighted by the property located at Kobaltweg 50 in Utrecht, which was sold under less favourable market conditions. The assessed equivalent yield for this property was 6%, with further compression in the market since this date, we would anticipate a lower adopted yield over the subject property as indicated by the 25bps gap.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq. m. The NIY’s of the comparable investments range from 5.51% to 6.44%. We have applied an equivalent yield of 5.75%.
The approach results in a net initial yield of circa 5.66% which reflects a capital rate per sq. m of € 796, after allowing for purchaser’s costs equating to 9.00%.
On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 3,690,000

(Three million six hundred and ninety thousand Euros)

The unrounded net capital value is € 3,687,627. The gross unrounded capital value is € 4,029,722 including € 331,886 purchaser’s costs (9.00.

VALUATION METHODOLOGY –VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non- income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 6.25%. This results in a net rounded value of €3,170,000, equating to €684 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €7,190,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE
PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH(YEARS)	BREAK OPTION	RENT(P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Industrieweg41B, Zoeterwoude	Warehouse - office	14-1-2020	855	-	-	-	€ 42,600	€ 50	Inferior. The comparable has a somewhat outdated look and is of an inferior state of repair. Consequently we have adopted a higher average market rent.
Energieweg18, Zoeterwoude	Warehouse - office	9-6-2020	710	-	-	-	€ 33,000	€ 46.50	Inferior. The reference property is of similar quality location, but suffers from overdue maintenance. Consequently we have adopted a higher average market rent.
Produktieweg22, Zoeterwoude	Warehouse - office	9-7-2020	767	-	-	-	€ 36,000	€ 47	Inferior. The reference property is located at the same business park as the subject property and therefore benefits from a similar location. The property was built in 1978 and has an inferior state repair. Consequently we have adopted a higher average market rent.
Energieweg 47, Zoeterwoude	Warehouse	5-11-2019	900	-	-	-	€ 44,400	€ 49	Similar. The reference property is located at the same business park as the subject property and therefore benefits from a similar location. The property was built in 1975 and is of a similar quality. We have adopted a higher average market rent since the transaction is slightly dated and market rents have increased meanwhile.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Energieweg 1-17, Zoeterwoude	Warehouse – office	For let	1,400	-	-	-	€ 80,000	€ 57	Similar. The reference property is located at the same business park as the subject property and therefore benefits from a similar location. The property was built in 1973 and is of a similar quality.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT(YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD(%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Kobaltweg 50, Utrecht`	Warehouse- office	19-2-2020	6,327 sq. m	5	€ 365,000	€ 4,675,000	6.44%	€ 739

Inferior. At the time of the transaction the property was fully let. The reference property was sold on an EY of 6.00%, which is higher than the subject property’s. We are of the opinion that the reference’s location at Lage Weide is superior and have taken into account that since the transaction prime yields of light industrial properties have compressed. Consequently, we have adopted a lower yield profile.

Jan van Galenstraat 59, Schiedam	Warehouse- office	19-2-2020	1,470 sq. m	3	€ 90,309	€ 1,150,000	5.51%	€ 782	Superior. At the time of the transaction the property was fully let. The property is held leasehold on a temporary basis which ends on 1 March 2099. The reference is a higher quality building and therefore we have adopted a higher yield profile.
Visserijweg 2, Oosterhout	Warehouse- office	19-10-2020	2,925 sq. m	5.3	€ 132,776	€ 1,800.000	6.20%	€ 615	Inferior. At the time of the transaction the property was fully let. We believe the quality, location and market conditions to be similar. The property was

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

part of a portfolio which might have resulted in a discount. As a consequence, we have adopted a lower yield profile.
Rutherfordweg 51, Utrecht	Warehouse- office	21-8-2020	8,319 sq. m	4	€ 361,911	€ 5,300,000	5.67%	€ 637

Superior. At the time of the transaction the property was fully let. We are of the opinion that the reference’s location at Lage Weide is superior. Consequently, we have adopted a higher yield profile.

PROPERTY ID:	nlengie - Energieweg 39-41
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Energieweg 39-41 - Energieweg 39-41, Zoeterwoude, 2382 NH, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	3,440,000
Market Value (per sq m)	857
Net Initial Yield	6.51%
Reversionary Yield	5.45%
Equivalent Yield	5.75%
Gross Income (p.a.)	257,789
Gross Income (p.a.) (per sq m)	64
*Adj. Gross Income	257,789
Adj. Gross Income (per sq m)	64
Net Income (p.a.)	243,867
Net Income (p.a.) (per sq m)	61
Gross Rental Value	233,753
Gross Rental Value (per sq m)	58
Capital Expenditure	-10,000
Transaction Costs	8.99%
Over / Under Rented	10.28%
	KEY FACTS
	Metric	Value
	Total Area (sq m)	4,013
	WAULT to Break by Rent	7.21
	WAULT to Break by ERV	7.20
	WAULT to Expiry by Rent	7.21
	WAULT to Expiry by ERV	7.20
	Percentage of Vacancy (Area)	0.00%
	Percentage of Vacancy (ERV)	0.00%
**	Number of Tenants	2
	Current Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:46

PROPERTY ID:	nlengie - Energieweg 39-41
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:46

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

ENERGIEWEG 39-41, ZOETERWOUDE, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
J. NEERINCX	10 JANUARY 2019	1 FEBRUARY 2021	LIGHT INDUSTRIAL

KEY VALUATION FACTORS

	STRENGTHS		WEAKNESSES
■	Well maintained	■	Limited horizontal expansion opportunity

■	Layout allows multi-tenancy use	■	Relatively high office ratio (33%)

■	Multi-tenancy reduces tenant risk

■	Well accessible by car

■	Fully let on a WALL of 7.2 years

	OPPORTUNITIES		THREATS
■	Increasing (inter)national investor appetite for light industrial properties	■	Prolonged economic recession due to outbreak(s) COVID-19

■	Vertical expansion opportunity (max. building height 13 metres)

LOCATION & SITUATION
LOCATION	The subject property is located in Zoeterwoude which is situated in the western part of the Netherlands in the province South-Holland. Zoeterwoude is located at circa 23 km from The Hague which is the capital city of the province and circa 7 km from Leiden. The total population of Zoeterwoude comprises circa 8,450 inhabitants in June 2019. Zoeterwoude can be reached by the motorway A4 (Amsterdam – Rotterdam) and the provincial road N11 and N206. There are regional and local bus lines offering services in and around the municipality Zoeterwoude. The level of ageing in the municipality is higherthan the national average.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY DESCRIPTION
DESCRIPTION

The subject property concerns a rectangular light industrial building of 4,013 sq. m LFA located at Energieweg 39-41 in Zoeterwoude. The property was built in 1986 and consists of 1,316 sq. m of office area and 2,697 sq. m of warehouse area (of which 130 sq. m mezzanine). The property is divided into 4 separate units which consist of both office area and warehouse area divided over a ground floor and a first floor.

The superstructure is of steel and the floors are of concrete. The property is covered with steel panels and the roof is flat and covered with bitumen.

The office areas are fitted out to market standards with suspended ceilings with integrated lighting, natural ventilation, central heating with radiators, sanitary rooms and pantry’s. The warehouse area has an eaves height of approx. 6 metres, a floor load capacity of 1,500 kg/ sq. m, a total of 5 electrical overhead doors, gas heaters, fluorescent lighting and natural light domes.

The subject property is situated on a rectangular plot of 5,816 sq. m. The outside terrain is paved with clinkers and has sufficient parking spaces.

	Summary of known specification:

	Characteristic	Result

	Built / Renovation	1986

	Eaves Height	6 metres

	No. of loading Doors	5

	Warehouse (% of GLA)	64%

	Site Coverage Ratio	60%

	Source: Inspection/Land Registry/BAG-Viewer/Environmental Review

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas
FLOOR / UNIT	USE	SQ M
Dani-Tech B.V.	Office and warehouse	2,813

Forma Groep B.V.	Office and Warehouse	1,200

TOTAL	-	4,013

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

DUE DILIGENCE
STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €10,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that it is not expected that significant environmental residual liability would be realised at the property under continued current use. The potential environmental risk is assessed as very low to site users and low to groundwater, surface water resources and ecology.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcel is held freehold by MLET Netherlands 2 Holding B.V. and registered as follows:

Municipality: Zoeterwoude

Section: B

Numbers: 4050

Total Area: 5,816 sq. m

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE

The subject property is fully let to two tenants on a gross rent per annum of € 257,789 and on a WALL of 7.2 years. Tenant Dani-Tech B.V. is the main tenant, accounts for circa 73% of total rent and has an expiration date at 30 June 2028. Tenant Forma Groep B.V. has an expiration date at 30

September 2027. The rental value equates to € 233,753 per annum. Therefore, the subject property is over-rented by 10.4%.

Dani-Tech is an industrial company that operates internationally and produces hydraulic and mechanical transmissions and integrated electronics. Forma Groep B.V. is Dutch builder contractor that operates on a national level. We believe the tenants to provide adequate financial security.

VALUATION CONSIDERATIONS
COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

	Capital Expenditure:

	Type & Calculation	Source	Effective	Amount
	Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€10,000
	Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start/ renewal No Repeat	N/A
	TOTAL ON VALUATION			€10,000

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

	Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount

	Management: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 5,156

	Property tax: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 4,675

	Water tax: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 584

	Insurance: 1.25% of ERV	CBRE estimate	On Valuation In perpetuity	€2,922

	Sewage charge: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 584

	Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€ 16,052

	Void Costs: 2% of ERV	Borrower Estimate	On Valuation On All Voids	€ 0

	TOTAL:ON VALUATION			€ 13,921

	Void and Rent-Free Allowances:

	The subject is fully let on a WALL of 7.2 years. Given the aforementioned we have not adopted a void period. If the subject would become vacant, we would expect a void period of 12 months, including marketing period and incentives.

VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:

	Unit	Area (sq. m)	ERV (€) per sq. m (annum)	Rent pa (€)

	Office	1,316	82.50	108,570
	Warehouse	2,567	47.50	121,933
	Other (mezzanine)	130	25	3,250
	Total	4,013	58	233,753

	Opinion of Market Rent

	Based on the below-mentioned comparable transactions and asking price, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

property. The below appended comparables indicate a (blended) range from € 46.50 per sq. m per annum to € 57 per sq. m per annum.

We would cite the lettings agreed within the property itself as being of relevance, particularly given general upward pressure on rents since they were agreed in 2017-18. Nonetheless, for this property, we see the property as being slightly over-rented based on the wider market. Within the evidence table appended, we would highlight the property Energieweg 1-17, Zoeterwoude as providing the best evidence. Whilst it is available, it is meaningful and we anticipate interest around the quoting level/

The aforementioned rental values produce a total gross rental value of € 233,753 per annum or an average of circa € 58 per sq. m. The agreed rental income amounts to € 257,789 per annum or an average of circa € 64 per sq. m per annum. We are of the opinion that the subject property is over- rented with 10.4%.

Opinion of Valuation Yields

Currently, we witness downward pressure on net initial yields for prime light industrial properties due to the high scarcity of good, light industrial properties.

Indicative net initial yields for prime light industrial properties are currently quoting 5.75% to 6.00%. Due to relatively favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. Given the relatively risk averse profile of light industrial properties, especially in light of alternative real estate assets and the impact of COVID-19, it is expected that yields will compress further.

Within the evidence table appended, we would highlight the following. The lower end of the yield range is indicated by the property located at Jan van Galenstraat 59 in Schiedam. As this property is of a higher quality, we have allowed for a higher yield profile for the subject property.

The higher end of range is highlighted by the property located at Kobaltweg 50 in Utrecht, which was sold under less favourable market conditions. The assessed equivalent yield for this property was 6%, with further compression in the market since this date, we would anticipate a lower adopted yield over the subject property as indicated by the 25bps gap.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq. m. The NIY’s of the comparable investments range from 5.51% to 6.44%. We have applied an equivalent yield of 5.75%.

The approach results in a NIY of 6.51% which reflects a capital rate per sq. m of € 857, after allowing for purchaser’s costs equating to 9.00%.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 3,440,000
(Three million four hundred forty thousand Euro)

The unrounded net capital value is € 3,437,628. The gross unrounded capital value is € 3,757,015 including € 309,386 purchaser’s costs (9.00%).

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/nonincome producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 6.25%. This results in a net rounded value of €2,820,000, equating to €703 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €6,225,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE
PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Industrieweg 41B, Zoeterwoude	Warehouse - office	14-1- 2020	855	-	-	-	€ 42,600		Inferior. The comparable has a somewhat outdated look and is of an inferior state of repair. Consequently we have adopted a higher average market rent.
Energieweg 18, Zoeterwoude	Warehouse - office	9-6- 2020	710	-	-	-	€ 33,000	€ 46.50	Inferior. The reference property is ofsimilar quality location, but suffers from overdue maintenance. Consequently we have adopted a higher average market rent.
Produktieweg 22, Zoeterwoude	Warehouse - office	9-7- 2020	767	-	-	-	€ 36,000	€ 47	Inferior. The reference property is located at the same business park as the subject property and therefore benefits from a similar location. The property wasbuilt in 1978 and has an inferior state repair. Consequently we have adopted a higher average market rent.
Energieweg 47, Zoeterwoude	Warehouse	5-11- 2019	900	-	-	-	€ 44,400	€ 49	Inferior. The reference property is located at the same business park as the subject property and therefore benefits from a similar location. The property was built in 1975 and is of a similar quality. We have adopted a higher average market rent since the transaction is slightly dated and market rents have increased meanwhile.
Energieweg 1- 17, Zoeterwoude	Warehouse – office	For let	1,400	-	-	-	€ 80,000	€ 57	Similar. The reference property is located at the same business park as the subject property and therefore benefits from a

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

similar location. The property was built in 1973 and is of a similar quality.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE
PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT(YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Kobaltweg 50, Utrecht	Warehouse - office	19-2- 2020	6,327 sq. m	5	€ 365,000	€ 4,675,000	6.44%	€ 739	Inferior. At the time of the transaction the property was fully let. The reference property was sold on an EY of 6.00%, which is higher than the subject property’s. We are of the opinion that the reference’s location at Lage Weide is superior and have taken into account that since the transaction prime yields of light industrial properties have compressed. Consequently, we have adopted a lower yield profile.
Jan van Galenstraat 59, Schiedam	Warehouse - office	19-2- 2020	1,470 sq. m	3	€ 90,309	€ 1,150,000	5.51%	€ 782

Superior. At the time of the transaction the property was fully let. The property is held leasehold on a temporary basis which ends on 1 March 2099.

The reference is a higher quality building and therefore we have nadopted a higher yield profile.

Visserijweg 2, Oosterhout	Warehouse - office	19- 10- 2020	2,925 sq. m	5.3	€ 132,776	€ 1,800.000	6.20%	€ 615	Inferior. At the time of the transaction the property was fully let. We believe the quality, location and market conditions to be similar. The property was

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

part of a portfolio which might have resulted in a discount. As a consequence, we have adopted a lower yield profile.
Rutherfordweg 51, Utrecht	Warehouse - office	21-8- 2020	8,319 sq. m	4	€ 361,911	€ 5,300,000	5.67%	€ 637	Superior. At the time of the transaction the property was fully let. We are of the opinion that mthe reference’s location at Lage Weide is superior. Consequently, we have adopted a higher yield profile.

PROPERTY ID:	nlgoes - Goeseelsstraat 6-21
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Goeseelsstraat 6-21 - Goeseelsstraat 6-21, Breda, 4817 MV, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	3,190,000
Market Value (per sq m)	1,084
Net Initial Yield	6.16%
Reversionary Yield	5.53%
Equivalent Yield	5.60%
Gross Income (p.a.)	226,726
Gross Income (p.a.) (per sq m)	77
*Adj. Gross Income	226,726
Adj. Gross Income (per sq m)	77
Net Income (p.a.)	214,075
Net Income (p.a.) (per sq m)	73
Gross Rental Value	216,450
Gross Rental Value (per sq m)	74
Capital Expenditure	-22,202
Transaction Costs	8.99%
Over / Under Rented	4.75%

KEY FACTS

	Metric	Value
	Total Area (sq m)	2,943
	WAULT to Break by Rent	1.46
	WAULT to Break by ERV	1.47
	WAULT to Expiry by Rent	1.46
	WAULT to Expiry by ERV	1.47
	Percentage of Vacancy (Area)	0.00%
	Percentage of Vacancy (ERV)	0.00%
**	Number of Tenants	16
	Current Voids (months)	-

*	Adjusted Gross Income equates to the Gross Income excluding any rent free periods
**	Total tenant lines within our valuation. May differ to number of individual tenants

LEASES RANKED BY RENT

Pritned 09/03/2021 19:46

PROPERTY ID:	nlgoes - Goeseelsstraat 6-21
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:46

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

GOESEELSSTRAAT 6-21, BREDA, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
J. BAKKER	14-01-2020	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS
STRENGTHS	WEAKNESSES
■ Multi-tenanted ■ Accessibility ■ Quality	■ Not located in a G-4 city
OPPORTUNITIES	THREATS
■ Increasing investor appetite ■ Extend lease term with current tenants	■ Macro-economic uncertainty(i.e. COVID-19, Trade Wars; Brexit)

LOCATION & SITUATION

LOCATION

The subject property is located in Breda, which is situated in the southwestern part of the Netherlands in the province North Brabant. Breda is one of the major cities of the province and is located at circa 50 km from 's- Hertogenbosch which is the capital city of the province North Brabant and circa 50 km from Rotterdam.

The total population of the Municipality Breda comprises circa 182,000 inhabitants. Breda can be reached by the motorways A58 (Vlissingen - Best), A27 (Almere - Breda) and A16 (Rotterdam - Hazeldonk) and the provincial roads N285, N282 and N263. Breda benefits from its two train stations, which are directly connected to cities in The Netherlands. Additionally, there are many regional and local bus lines offering services in and around the municipality of Breda. In Breda the level of ageing is relatively high in comparison with the national average and rising.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY DESCRIPTION

DESCRIPTION

The subject property is located at Goeseelsstraat 6-21 in Breda and is a light industrial complex located in the “Brabantpark” Business Park, near to the A27 motorway and city centre of Breda. The subject property comprises in total 2,943 sq m. The property consists of 15 separate units, each between 175 and 205 sq m divided into warehouse and office space.

The building was constructed in 1997. The warehouse is located on the ground floor, the eaves height of the warehouse is circa 6 metres.

	Summary of known specification:

	Characteristic	Result
	Built / Renovation	1997
	Eaves Height	6 metres
	No. of loading Doors	1 per unit
	Warehouse (% of GLA)	93%
	Source: Schedule provided by client.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas
FLOOR / UNIT	USE	SQ M
Unit 10	Warehouse and office	175
Unit 11	Warehouse and office	175
Unit 12	Warehouse and office	175
Unit 13	Warehouse and office	175
Unit 14	Warehouse and office	205
Unit 15	Warehouse and office	205
Unit 16	Warehouse and office	205
Unit 17	Warehouse and office	192
Unit 18	Warehouse and office	175
Unit 19	Warehouse and office	175
Unit 20	Warehouse and office	180
Unit 21	Warehouse and office	196
Unit 6	Warehouse and office	180
Unit 7	Warehouse and office	175
Unit 8	Warehouse and office	175
Unit 9	Warehouse and office	180
TOTAL	-	2,943

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €20,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in the land or buildings, or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent, then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the soil appeared in good condition.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcels are held freehold by MLET Netherlands 2 Holding B.V. and registered as follows:

	Municipality:	Breda
	Section:	G
	Numbers:	5067, 5210
	Total Area:	3,562 sq m

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

INCOME PROFILE	The subject property is fully let to 14 tenants on a WALL of 1.45 years. There is no vacancy. The current rental income is € 226,726 per annum. The ERV for the leased part is estimated at € 216,450 per annum, we are therefore of the opinion the property is let at market levels.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:
	Type & Calculation	Source	Effective	Amount
	Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€20,000
	Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start / renewal No Repeat	€ 0
	Rent Free - De heer X.W.G.H.M. van Dinther tevens h.o.d.n. Flex Verhuizingen	Borrower	On Valuation No Repeat	€ 600
	Rent Free - The Protein Brewery B.V.	Borrower	On Valuation No Repeat	€ 1,602
	TOTAL ON VALUATION			€22,202
Revenue Deductions:
	Type & Calculation	Source	Effective	Annual Amount
	Management: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 4,535
	Property tax: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 4,329
	Water tax: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 541

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

	Insurance: 1.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 2,706
	Sewage charge: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 541
	Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€ 11,772
	Void Costs: 2% of ERV	Borrower Estimate	On Valuation On All Voids	€ 0
	TOTAL: ON VALUATION			€12,652
	Void and Rent-Free Allowances: Currently there is no vacancy. We are of the opinion re-lettability is very good and have therefore not allowed for a future void period for the running leases.
VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in thesurrounding area:
	Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)
	Office	1,213	100	121,300
	Warehouse	1,730	55	95,150

	Total	2,943	74	216,450

Opinion of Market Rent

Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the abovementioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 63 per sq m per annum to € 82 per sq m per annum.

Within the evidence table appended, we would highlight the properties in Breda as best comparable due to the location and therefore of greatest relevance in terms of similar appearance, state of repair, eaves height and location close to the border.

The aforementioned rental values produce a total gross rental value of € 216,450 per annum or an average of circa € 74 per sq m. The agreed rental income amounts to € 226,726 per annum or an average of circa € 77 per sq m per annum. We are of the opinion that the subject property is more or less let at market levels.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Opinion of Valuation Yields

Currently, we witness downward pressure on net initial yields for prime logistics properties, due to the high scarcity of good, long leased logistics properties.

Indicative net initial yields for prime logistics property are currently quoting 4.0%. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.

Within the evidence table appended, we would highlight the following. The lower end of the yield range is indicated by the property located in Eersel. As this property has a long WAULT, we have allowed for a higher yield profile for the subject property.

The higher end of the range is highlighted by the property located in Bergen op Zoom. Since the subject property has a lower WALL and building quality we allowed for a lower yield.

We have also referenced a sale in Bleiswijk, north of Rotterdam, which has a similar income profile, albeit providing inferior investment product in terms of current demand as reflected by the slightly higher equivalent yield of 5.8%.

We have arrived at our opinion of Market Value through adopting the traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 4.0% to 7.3% and also taking into account the current market conditions and the WAULT to expiry by current income of 1.45 years. We have applied an equivalent yield of 5.6%.

The approach results in a net initial yield of circa 6.16% which reflects a capital rate per sq m of € 1,084, after allowing for purchaser’s costs equating to 9.00%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 3,190,000

(Three million one hundred ninety thousand Euro)

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The unrounded net capital value is € 3,186,650. The gross unrounded capital value is € 3,495,650 including € 286,798, purchaser's costs (9.00%).

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/nonincome producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 6.40%.

This results in a net rounded value of €2,560,000, equating to €870 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €4,565,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE
PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Rithmeesterpark 20, Breda	Industrial	2020, March	2,140	Elst Transport	not available	not available	175,000	82	Better quality which results in a higher rental value.
Kalshoven 6, Breda	Industrial	2020, March	710	Middle est Groothandel	not available	not available	45,000	63	Less quality but which results in a lower rental value.
Tweede Industrieweg 4, Made	Industrial	2019, October	1.895	tanis confectionery	not available	not available	126.000	66,49	Similar quality but, a larger scale unit which results in a lower rental value.
Megajoule 5, Klundert	Industrial	2019, July	3.993	arena warehousing	not available	not available	295.482	74,00	Better quality but and a less attractive location which results in a similar rental value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Poortweg 19, Bergen op Zoom	Industrial/Logistics	1-4-2019	1.167	0,3	58.030	760.645	7,13%	652	The subject property is partially let to 7 tenants on a weighted average remaining lease term of circa 0.25 years. Circa 9.3% of the property is vacant. The property is more or less rack rented. Due to the difference in WALL the yield of the subject property is lower.
Spectrumlaan 5, Bleiswijk	Industrial/Logistics	15-04- 2020	8,641	2.2	557,770	8,000,000	6.00	926	The reference property is let to Cemex Trescon B.V. with a remaining lease term of 2.2 years. We are of the opinion that, the property is slightly over-rented (approximately 3%).
Eersel, Kerver 25	Industrial	22-12- 2020	2,586	15	139,131	3,200,000	4.04%	1,237	The equivalent yield equates to 5.8%. The location of the property sold is inferior, the building quality is comparable. The letting situation is significantly better. We therefore have adopted a higher yield

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Visserijweg 2, Oosterhout	Industrial/Logistics	19-10- 2020	2,925	5.3	132,776	1,800,000	7.38%	615	During transaction the property was fully let on a WALL of circa 5.3 years. In our opinion the property is slightly under rented. Due to the difference in building quality we expect a lower yield at the subject property.

PROPERTY ID:	nlgroo - Groot Mijdrechtstraat 37-39
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Groot Mijdrechtstraat 37-39 - Groot Mijdrechtstraat 37-39, Mijdrecht, 3641 RV, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	10,075,000
Market Value (per sq m)	628
Net Initial Yield	6.06%
Reversionary Yield	6.26%
Equivalent Yield	6.25%
Gross Income (p.a.)	709,907
Gross Income (p.a.) (per sq m)	44
*Adj. Gross Income	709,907
Adj. Gross Income (per sq m)	44
Net Income (p.a.)	665,829
Net Income (p.a.) (per sq m)	42
Gross Rental Value	796,805
Gross Rental Value (per sq m)	50
Capital Expenditure	-140,000
Transaction Costs	9.00%
Over / Under Rented	-10.91%

	KEY FACTS
	Metric	Value
	Total Area (sq m)	16,033
	WAULT to Break by Rent	2.28
	WAULT to Break by ERV	2.23
	WAULT to Expiry by Rent	2.28
	WAULT to Expiry by ERV	2.23
	Percentage of Vacancy (Area)	0.00%
	Percentage of Vacancy (ERV)	0.00%
**	Number of Tenants	6
	Current Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:46

PROPERTY ID:	nlgroo - Groot Mijdrechtstraat 37-39
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:46

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

GROOT MIJDRECHTSTRAAT 37-39, MIJDRECHT, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
DEVIN UMMELS	14 JANUARY 2019	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
■ Fully let	■ Dated
■ Warehouse/office ratio	■ Under rented
■ Eaves height

OPPORTUNITIES	THREATS
■ Increasing investor appetite	■ Macro-economic uncertainty (i.e. Trade Wars; Brexit)
■ Extend lease term with current tenants

LOCATION & SITUATION

LOCATION	The subject property is located in Mijdrecht in the municipality De Ronde Venen in the province Utrecht.

Mijdrecht is situated in the west part of the Netherlands and roughly in between Amsterdam and Utrecht

The municipality has a population of approximately 42,600 inhabitants of which circa 16,100 live in Mijdrecht and has the largest retail area within the municipality

The distance from Mijdrecht to other major cities is: 30 kilometres to Amsterdam, 40 kilometres to Utrecht, 55 kilometres to The Hague, and 60 kilometres to Rotterdam. The regional road N201 is situated along Mijdrecht and leads to the A2 motorwat (Utrecht – Amsterdam) which is 7 kilometres east of the town. Mijdrecht does not have a train station it benefits however from regional and local bus lines

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY DESCRIPTION

DESCRIPTION	The subject property is located at Groot Mijdrechtstraat 37-39, Mijdrecht is a warehousing/industrial complex located on the central business estate of Mijdrecht. The subject property comprises in total 16,033 sq m which is divided into 2,152 sq m of office space and 13,881 sq m of logistic space. The property consists of 2 separate units.

	The building was constructed in 1969, the office is divided over a ground and first floor. The warehouse is located on the ground floor, the clear height of the warehouse is circa 8 metres.

	Summary of known specification:

	Characteristic	Result
	Built / Renovation	1969
	Eaves Height	8 metres
	No. of overhead Doors	10
	Warehouse (% of LFA)	86%
	Site Coverage Ratio	70%
	Source: Inspection/BAG Viewer/Kadaster
ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas
TENANT	UNIT	USE	SQ M
Alpla Nederland B.V.	Unit 37B	Office and Warehouse	3,930
Alpla Nederland B.V.	Unit 39A	Office and Warehouse	9,774
Isero IJzerwarengroep B.V.	Unit 37A	Office and Warehouse	1,525
Storage Share B.V.	Unit 37 Office	Office	718
Storage Share B.V.	Unit 37C1	Office	36
Verkeerscollege Midden Nederland B.V.	Unit 39	Office	50
TOTAL		-	16,033

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

less completed spend in 2020, we have included the immediate and 2-5 years capex of €140,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis.  Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report. We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the environmental risk assessment identified a very low risk to site users, a moderate to low risk to groundwater and low risk to surface water from current and historical activities at the site. This risk is considered to be acceptable under continued current use.

The environmental risk assessment identified a very low risk to site users, a moderate to low risk to groundwater and low risk to surface water from the storage of oil-containing compressor condensate water. This risk can be managed through implementation of the recommendations.

The potential environmental risk associated with asbestos containing materials is assessed to be moderate to site users / maintenance workers. The level of risk reflects the potential severity of the consequence of exposure and can be managed through implementation of the recommendations.

The risk from off-site land uses is assessed as very low.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

TENURE	According to the information available from the Land Registry Office(Kadaster) the parcels are held freehold by MLET Netherlands 2 Holding B.V. and registered as follows:

	Municipality:	Mijdrecht

	Section:	B

	Numbers:	2310 & 2267

	Total Area:	24,428 sq m

Comments

■ There are two easements vested on plot number 2267 regarding access to utilities.

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE	The subject property is fully let to 4 tenants on a WALL of 2.25 years. The current rental income is € 709,907 per annum. The ERV is estimated at € 796,805 per annum, we are therefore of the opinion the property is under rented. Tenant Alpla Nederland B.V. produces the largest amount of income. Circa € 648,000 per annum, which equates to circa 91% of the total rental income.

Alpla Nederland B.V. is a producer of plastic products and also houses a production facility within the subject property. Alpla was founded in 1955 in Austria and currently operates over 170 plants in 46 countries and employs nearly 21,000 employees. We consider Alpla to be a very good tenant given its global presence.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

	Type & Calculation	Source	Effective	Amount
	Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€ 140,000

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

	Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start / renewal No Repeat	N/A

	TOTAL ON VALUATION			€ 140,000

Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Management: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 14,198

	Property tax: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 15,936

	Water tax: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 1,992

	Insurance: 1.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 9,960

	Sewage charge: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 1,992

	Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€ 64,132

	Void Costs: 2% of ERV	Borrower Estimate	On Valuation On All Voids	€ 0

	TOTAL: ON VALUATION			€ 44,078

Void and Rent-Free Allowances:

Currently there is no vacancy. We are of the opinion relatability is good and have therefore not allowed for a future void period for the running leases.

VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:

	Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)

	Office	2,152	80	172,160
	Warehouse	13,881	45	624,645
	Total	16,033	50	796,805

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Opinion of Market Rent

Baailsed on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 48.50 per sq m per annum to € 85 per sq m per annum.

Within the evidence table appended, we would highlight the property in Energieweg 47, Zoeterwoude as providing the best evidence albeit considered inferior as reflected in our opinion of adopted rental rates.

The aforementioned rental values produce a total gross rental value of € 796,805 per annum or an average of circa € 50 per sq m. The agreed rental income amount to € 709,907 per annum or an average of circa € 44 per sq m. We are of the opinion that the subject property is under-rented.

Opinion of Valuation Yields

Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.

Indicative net initial yields for prime logistics property are currently quoting 3.5% and 5.5% for prime industrial estates. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.

Within the evidence table appended, we would highlight the following. The lower end of the yield range is indicated by the property located at Melbournestraat 50-68 in Rotterdam. Quality and characteristics of this asset are superior compared to the subject property.

The middle of the range is highlighted by the property located in Berchvliet, Amsterdam. The subject property has a lesser location and occupancy; therefore a softer yield is in our opinion appropriate.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 5.14% to 6.16%. Considering the subject’s characteristics and market conditions, we have targeted an equivalent yield of 6.25%. In this instance and given we are able to assess income profile of the evidence, the yield takes precedence in our assessment. The capital rate per sq m can seem distorted when drawing comparison to evidence given differences in maximising site potential.

The approach results in a NIY of circa 6.06% which reflects a capital rate per sq m of € 628, after allowing for purchaser’s costs equating to 9%.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 10,075,000

(Ten million seventy five thousand Euros)

The unrounded net capital value is € 10,072,312. The gross unrounded capital value is € 11,18,820 including € 906,508 purchaser’s costs (9.00%).

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non- income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 6.75%.

This results in a net rounded value of €8,660,000, equating to €540 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €24,360,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE
PROPERTYADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH(YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Conakryweg 2, Amsterdam	2019, March	5,256	8intetsu world express (kwe)	not available	not available	not available	308,107	58.62	Superior quality and location.
Amstelveen, Kalkbranderij 2	Industrial	2020, February	2,050	biggym	not available	not available	174,250	85	Superior quality and location.
Energieweg 47, Zoeterwoude	Industrial	2019, October	890	verzendloods	not available	not available	43,200	48.54	Lesser quality asset. Higher ERV is appropriate
Nieuw Vennep, Pesetaweg 77	Industrial	2020, August	726	golicia transport	not available	not available	50,000	69	Superior quality and location.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD(%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Melbournestraat 50-68,Sydneystraat 32-56, Rotterdam	Industrial/Logistics	17-03-2020	5,354	2.5	401,144	6,587,000	5.14%	1,230	During the transaction, the property was fully let to eleven tenants on a WALL of 2.5 years. The property is slightly under rented, the equivalent yield equates to 5.08. Due to the leasehold situation of the reference property a softer yield for the subject property is appropriate.
Berchvliet 3-13, Sierenborch 1, Amsterdam	Industrial/Logistics	20-02-2020	6,108	3.7	549,164	8,075,000	5.80%	1,322

During the transaction, the property was fully let on a WALL of 3.7 years. The yield amounts to 5.80%. Due to the superior quality and longer WALL of this property we are of the opinion a sharper yield is appropriate.

Jan Van Krimpenweg 1+ 21-26, Haarlem	Industrial/Logistics	19-10-2020	10,503	1.0	621,655	8,400,000	6.16%	800	This transaction was part of the Vinvest portfolio. During thetransaction, the property wasfully let to multiple tenants on a weighted average WALL of 7.25 years. The property is in our opinion, slightly under rented (11.56%). The gross initial yield equates to 7.40%. The locationand quality of the reference are

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

less. A sharper yield is in our opinion appropriate for the subject property.
Spectrumlaan 5, Bleiswijk	Industrial/Logistics	15-04-2020	8,641	2.2	557,770	8,000,000	6.00	926

The reference property is let to Cemex Trescon B.V. with a remaining lease term of 2.2 years. We are of the opinionthat, the property is slightly over-rented (approximately 3%). The equivalent yield equates to 5.8%. In our opinion a softeryield profile is appropriate for the subject property considering location and occupancy.

PROPERTY ID:	nlhaar - Haarlemmerstraatweg 81-137
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Haarlemmerstraatweg 81-137 - Haarlemmerstraatweg 81-137, Halfweg, 1165 MK, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	27,600,000
Market Value (per sq m)	1,080
Net Initial Yield	4.68%
Reversionary Yield	5.84%
Equivalent Yield	5.50%
Gross Income (p.a.)	1,510,050
Gross Income (p.a.) (per sq m)	59
*Adj. Gross Income	1,510,050
Adj. Gross Income (per sq m)	59
Net Income (p.a.)	1,405,943
Net Income (p.a.) (per sq m)	55
Gross Rental Value	1,970,820
Gross Rental Value (per sq m)	77
Capital Expenditure	-708,257
Transaction Costs	9.00%
Over / Under Rented	-23.38%
KEY FACTS
	Metric	Value
	Total Area (sq m)	25,551
	WAULT to Break by Rent	4.13
	WAULT to Break by ERV	4.12
	WAULT to Expiry by Rent	4.13
	WAULT to Expiry by ERV	4.12
	Percentage of Vacancy (Area)	0.00%
	Percentage of Vacancy (ERV)	0.00%
**	Number of Tenants	32
	Current Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:47

PROPERTY ID:	nlhaar - Haarlemmerstraatweg 81-137
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:47

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

Haarlemmerstraatweg 81-137, HALFWEG, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
DEVIN UMMELS	14 JANUARY 2020	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
■ Multi-tenanted ■ Accessibility ■ Quality ■ Fully let	■ Slightly dated ■ Not located in a G-4 city
OPPORTUNITIES	THREATS
■ Increasing investor appetite ■ Extend lease term with current	■ Macro-economic uncertainty (i.e. Trade Wars; Brexit)

LOCATION & SITUATION

LOCATION	The subject property is located in Halfweg, a relatively small sized town with currently approx. 2,300 inhabitants according to the Central Bureau of Statistics (CBS). The town Halfweg is part of the municipality Haarlemmermeer in the province Noord-Holland. Halfweg is located in the north of The Netherlands, near the capital Amsterdam as well as Schiphol Airport. The accessibility of Halfweg by car in general can be qualified as good. The subject property is located near the ‘Rottepolderplein’ interchange, where the A200 and A9 motorways intersect, and also near the A5 and A10. Halfweg is also served by public-transport. Distances from Halfweg to other major Dutch cities are: Amsterdam : 10 kilometres. Utrecht : 50 kilometres. The Hague : 50 kilometres.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY DESCRIPTION

DESCRIPTION

The subject property is located at Haarlemmerstraatweg 81-137 in Halfweg and is an industrial complex located in Halfweg alongside the A200 regional road connecting Amsterdam to Haarlem. The subject property comprises in total 25,551 sq m lettable floor area divided over 36 units in three separate buildings. Each unit has a small office component and at minimum one overhead door. The construction is of steel columns with façade comprising insulated panels and a flat roof presumed to be covered with bitumen.

The building was constructed in 1982 and the clear height is circa 7.2 metres. There is ample parking and manoeuvring space available on site. The site is fully fenced and accessible via two gates.

	Summary of known specification:

	Characteristic	Result
	Built / Renovation	1982
	Eaves Height	7.2 metres
	Warehouse (% of GLA)	93% (assumption)
	Site Coverage Ratio	63.8%
	Source: BAG viewer and Kadaster
ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas

Tenant	Use	Unit	Total Area (m²
			LFA)

YAYAB.V.	Industrial	Unit81&95	1,772
YAYAB.V.	Industrial	Unit97	1,170
YAYAB.V.	Industrial	Unit99	865
YAYAB.V.	Industrial	Unit101	865
YAYAB.V.	Industrial	Unit143	765
YAYAB.V.	Industrial	Unit145	667
YAYAB.V.	Industrial	Unit147	717
WilroffSystemhouseB.V.	Industrial	Unit111	936
VOFForeverWorkwear	Industrial	Unit91	463

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VoestalpineBöhlerWeldingNederla ndB.V.	Industrial	Unit89	735
Visser&SmitHanabB.V.	Industrial	Unit113	750
SportprijzenKrottB.V.	Industrial	Unit111A	242
SportprijzenKrottB.V.	Industrial	Unit117	726
ReuzadoB.V.	Industrial	Unit103	965
ReuzadoB.V.	Industrial	Unit139	842
ReuzadoB.V.	Industrial	Unit141	766
RepubliQB.V.	Industrial	Unit115&123	1,158
PronkErgoB.V.	Industrial	Unit125	542
MeubelspuiterijHalfwegB.V.	Industrial	Unit87	494
LinssenElektrotechniekB.V.	Industrial	Unit85	465
LinearSupplySolutionsLtd.	Industrial	Unit83&93	930
JacobsDouweEgbertsPRONLB.V.	Industrial	Unit119	617
HetGezondheidshuisMathotB.V.	Industrial	Unit105A	666
HetGezondheidshuisMathotB.V.	Industrial	Unit105B	100
HetGezondheidshuisMathotB.V.	Industrial	Unit107	767
HetGezondheidshuisMathotB.V.	Industrial	Unit109	863
GeorgiaHoldingB.V.	Industrial	Unit121	515
Enka Horeca B.V.	Industrial	Unit 137	666
Cogent Communications Netherlands B.V.	Industrial	Unit133&35	2,559
AbarAutomationB.V.	Industrial	Unit127	644
AbarAutomationB.V.	Industrial	Unit129	855
AbarAutomationB.V.	Industrial	Unit131	464
Total Area			25,551

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

DUE DILIGENCE

STATE OF REPAIR

RE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €485,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that there is a very low potential risk to the site. The asbestos risk is considered low to moderate. We assume the cost for the removal of the asbestos are covered in the Capex budget.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcels are held freehold/leasehold by Multi-Let Industrial Property 1 B.V. and registered as follows:
	Municipality:	Haarlemmerliede en Spaarnwoude

	Section:	K

	Numbers:	2709; 2692 & 322

	Total Area:	36,814; 4,490 & 1,710 sq m

	Total Area	43,014 sq m

Comments

■    Parcels 2692 and 322 are held on a right of superficies from the water board ‘Hoogheemraadschap van Rijnland’. The duration of the right of superficies is 1 January 1983 up to 31 December 2032. General terms ‘rights of superficies Haarlemmermeerpolder 1970’ apply. We see no strategic reason why the water authority would not want to extend the lease. We have assumed in our valuation a new lease term would be agreed.

Part of the property is held on a temporary right of superficies from the water board ‘Hoogheemraadschap van Rijnland’.

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE	subject property is fully let to 32 tenants on a WALL of 4.03 years. The current rental income is € 1,510,050 per annum. The ERV is estimated at € 1,970,820 per annum, we are therefore of the opinion the property is under-rented. The under-rent situation is mainly caused by an increase in demand over the past 2 years and subsequent rise in rental values. There are no specific tenants which account for a significant portion of the total rental income. Overall we are of the opinion the income profile is good.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Capital Expenditure:
Type & Calculation	Source	Effective	Amount
Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€ 485,000
Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start / renewal No Repeat	-
Rent Free - Reuzado B.V.	Borrower	On Valuation No Repeat	€ 50,000
Rent Free - RepubliQ B.V.	Borrower	On Valuation No Repeat	€ 120,000
Rent Free - Sportprijzen Krott B.V.	Borrower	On Valuation No Repeat	€ 53,257
TOTAL ON VALUATION			€ 708,257

Revenue Deductions:
Type & Calculation	Source	Effective	Annual Amount
Management: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 30,201
Property tax: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 39,416
Water tax: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 4,927
Insurance: 1.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 24,635
Sewage charge: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 4,927
Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€ 102,204
Void Costs: 2% of ERV	Borrower Estimate	On Valuation On All Voids	€ 0
TOTAL: ON VALUATION			€ 104,106

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Void and Rent-Free Allowances: Currently there is no vacancy. We are of the opinion relettability is very good and have therefore not allowed for a future void period for the running leases.
VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:
Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)
Office	6,075	100	607,500
Warehouse	19,476	70	1,363,320
Total	25,551	77	1,970,820

Opinion of Market Rent

Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 58 per sq m per annum to € 109 per sq m per annum. We would cite the most recent transaction agreed in 2019 to WilroffReitsma B.V., which would justify the above adopted rates

Within the evidence table appended, we would highlight the property at the Computerweg, Amsterdam as the best comparable and therefore of greatest relevance though the transaction is now relatively dated. The market has improved in the intervening period within this location and we would reflect this within our valuation.

The aforementioned rental values produce a total gross rental value of

€  1,970,820 per annum or an average of circa € 77 per sq m. The agreed rental income amount to € 1,510,050 per annum or an average of circa

€ 58 per sq m. We are of the opinion that the subject property is under-rented.

Opinion of Valuation Yields

Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.

Indicative net initial yields for prime logistics property are currently quoting 3.5% and 5.5% for prime industrial estates. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Within the evidence table appended, we would highlight the following. The lower end of the yield range is indicated by the property located at Melbournestraat 50-68 in Rotterdam. Quality and characteristics of this asset are superior compared to the subject property. Whilst the lot size is lower which tends to result in a different buyer pool, this is suitably reflected within our opinion of yield against this sale.

The middle of the range is highlighted by the property located in Berchvliet, Amsterdam. The subject property has a more favourable location but the office/warehouse ratio results in lesser leasing conditions. Overall a similar yield profile is applicable in our opinion.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 5.14% to 6.16%. Having considered the subjects characteristics, together with the market conditions, we have applied an equivalent yield of 5.50%.

The approach results in a Net Initial Yield of circa 4.68% which reflects a capital rate per sq m of € 1,080, after allowing for purchaser’s costs equating to 9%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 27,600,000

(Twenty seven million six hundred thousand Euros)

The unrounded net capital value is € 27,589,124. The gross unrounded capital value is €30,780,402 including € 2,483,021 purchaser's costs (9.00%).

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 6%.

This results in a net rounded value of €24,600,000, equating to €963 per sq m.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €38,820,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Conakryweg 2, Amsterdam	Industrial	2019, March	5,256	kintetsu world express (kwe)	not available	not available	308,107	58.62	Similar quality but, a larger scale unit which results in a lower rental value.
Computerweg 9, Amsterdam	Industrial	2019, June	3,000	floris bouwcenter	not available	not available	225,000	75.00	Similar quality and size but located more towards Amsterdam, which is considered a better location.
Jarmuiden 21, Amsterdam	Industrial	2019, January	1,400	rouwservice	not available	not available	88,000	62.86	Lesser quality asset, a higher ERV is therefore appropriate in our opinion.
Bellsingel 51, Schiphol-Rijk	Industrial	2020, June	6,304	TNT	not available	not available	684,000	108.50	Similar quality but superior property specifications.
Chemieweg 103, Uithoorn	Industrial	2020, March	135	onderneming	not available	not available	13,140	97	Similar quality and characteristics. Slightly smaller units and lesser location.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Melbournestraat 50-68, Sydneystraat 32- 56, Rotterdam	Industrial/ Logistics	17- 03- 2020	5,354	2.5	401,144	6,587,000	5.14%	1,230	During the transaction, the property was fully let to eleven tenants on a WALL of 2.5 years. The property is slightly under rented, the equivalent yield equates to 5.08. Due to the leasehold situation of the reference property a softer yield for the subject property is appropriate.
Berchvliet 3-13, Sierenborch 1, Amsterdam	Industrial/ Logistics	20- 02- 2020	6,108	3.7	549,164	8,075,000	5.80%	1,322	During the transaction, the property was fully let on a WALL of 3.7 years. The yield amounts to 5.80%. Due to the superior quality and longer WALL of the subject property we are of the opinion a sharper yield is appropriate.
Jan Van Krimpenweg 1+ 21-26, Haarlem	Industrial/ Logistics	19- 10- 2020	10,503	1.0	621,655	8,400,000	6.16%	800	This transaction was part of the Vinvest portfolio. During the transaction, the property was fully let to multiple tenants on a weighted average WALL of 7.25 years. The property is in our opinion, slightly under rented (11.56%). The gross initial yield equates to 7.40%. The location

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

and quality of the reference are less. A sharper yield is in our opinion appropriate for the subject property.
Spectrumlaan 5, Bleiswijk	Industrial/ Logistics	15- 04- 2020	8,641	2.2	557,770	8,000,000	6.00	926	The reference property is let to Cemex Trescon B.V. with a remaining lease term of 2.2 years. We are of the opinion that, the property is slightly over-rented (approximately 3%). In our opinion a lower yield profile is appropriate for the subject property considering the superior term certain.

PROPERTY ID:	nlhave - Havenweg 23-40/2-8 Martin Ovenweg 1-16
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Havenweg 23-40/2-8 Martin Ovenweg 1-16 - Havenweg 23-40, 2-8 Martin Ovenweg 1- 16, Utrecht, 3555 HZ, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	9,310,000
Market Value (per sq m)	845
Net Initial Yield	6.12%
Reversionary Yield	5.85%
Equivalent Yield	5.80%
Gross Income (p.a.)	660,454
Gross Income (p.a.) (per sq m)	60
*Adj. Gross Income	660,454
Adj. Gross Income (per sq m)	60
Net Income (p.a.)	621,104
Net Income (p.a.) (per sq m)	56
Gross Rental Value	676,415
Gross Rental Value (per sq m)	61
Capital Expenditure	-222,716
Transaction Costs	9.00%
Over / Under Rented	3.58%

	KEY FACTS
	Metric	Value
	Total Area (sq m)	11,021
	WAULT to Break by Rent	2.59
	WAULT to Break by ERV	2.62
	WAULT to Expiry by Rent	2.59
	WAULT to Expiry by ERV	2.62
	Percentage of Vacancy (Area)	4.85%
	Percentage of Vacancy (ERV)	5.73%
**	Number of Tenants	21
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:47

PROPERTY ID:	nlhave - Havenweg 23-40/2-8 Martin Ovenweg 1-16
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:47

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

HAVENWEG 23-40, UTRECHT, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
MAURITS VAN HAARE HEIJMEIJER	14 JANUARY 2020	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS		WEAKNESSES
■	Nearly fully let	■	(partly) dated appearance
■	Favourable layout	■	Management intensive
■	Well accessible
OPPORTUNITIES		THREATS
■	Increasing investor appetite	■	Economic uncertainty due to Covid-19 outbreak
■	Extend lease term with current tenants

LOCATION & SITUATION

LOCATION	Utrecht is the main city in the province of Utrecht and is strategically located in the geographical centre of The Netherlands. It forms part of the Randstad, the country’s economic heart that also includes the agglomerations of Amsterdam, Rotterdam and The Hague. Utrecht is highly regarded as a centre for services and education and, because of the extensive railway and motorway network, as a major distribution centre.
Utrecht has a population of approximately 350.000 people and a total surface of approximately 100 km², which makes it the fourth largest city of The Netherlands.
The strong national and regional role of Utrecht has attracted several headquarters of large organisations, particularly those within the financial and business services sector. These sectors were also the main forces that caused a high increase in employment numbers within the city of Utrecht in recent years, relative to both national as well as historical local employment figures. Some well-known organisations in Utrecht are Fortis, NS (The Dutch Railway Association), Rabobank, Cap Gemini, Ernst & Young and AXA.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Distances from Utrecht to other major cities are: 40 Kilometres to Amsterdam, 60 kilometres to The Hague and 65 kilometres Rotterdam.
The most important highways around Utrecht are the A2 (Amsterdam-Utrecht- Maastricht), the A12 (Den Haag-Utrecht-Maastricht)) and the A27 (Almere- Utrecht-Breda). The A28 connects Utrecht with the northern cities of the country, such as Amersfoort, Zwolle and Groningen.
Accessibility by public transport is also good. The central station of Utrecht is the most important railway junction of the Netherland and therefore the largest in terms of square metres and the number of travellers per day.
The property is situated adjacent to the Amsterdam-Rijnkanaal (canal) within the industrial area ‘Industrieterrein Zuilen’. The property is approximately 1,5 km northeast of the A2 motorway and 3 km northwest of Utrecht city centre.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property is located at Havenweg 2-8, Demkaweg 23-29, 40 and Martin Ovenweg 1-16 in Utrecht and is a logistic complex located in the “Zuilen” Business Park, along the Amsterdam-Rijn Canal in Utrecht. The subject property comprises in total 9,421 sq m which is divided into 2,135 sq m of office space and 7,286 sq m of logistic space. The provided tenancy schedule shows 1,600 sq m defined as External. The property consists of 3 separate blocks, with a total 22 units and is fully let. Some of these units have been combined to create larger units.
The buildings were built between 1990 and 1992 and 2000 and are constructed around a steel frame with masonry and steel facades, flat roofs and aluminium window frames. The warehouses are gas-heated.
Summary of known specification:
	Characteristic	Result
	Built / Renovation	1990 - 1992
	Eaves Height	7 metres
	No. of loading Doors	Approx. 1 per unit
	Warehouse (% of GLA)	77.3%
	Site Coverage Ratio	60%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Floor Areas
FLOOR / UNIT	USE	SQ M
Unit 1	Office and Warehouse	481
Unit 2	Office and Warehouse	210
Unit 3	Office and Warehouse	304
Unit 4	Office and Warehouse	569
Unit 5	Office and Warehouse	305
Unit 6	Office and Warehouse	573
Unit 7	Office and Warehouse	301
Unit 8	Office and Warehouse	424
Unit 9	Office and Warehouse	301
Unit 11A	Office and Warehouse	405
Unit 11B	Office and Warehouse	561
Unit 12	Office and Warehouse	401
Unit 13	Office and Warehouse	395
Unit 14	Office and Warehouse	401
Unit 23	Office and Warehouse	534
Unit 25	Office and Warehouse	130
Unit 25W	Office	612
Unit 27	Office and Warehouse	605
Unit 29	Office and Warehouse	611
Unit 40	Office and Warehouse	429
Unit B15	Office and Warehouse	433
Unit M16	Office and Warehouse	436
TOTAL	-	9,421

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €128,000 within our valuation.
According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.
ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the following:

“The environmental risk assessment identified a very low potential environmental risk to site users, a moderate risk to groundwater and a low risk to surface water from known contaminants in soil and groundwater at the site.

The potential environmental risks from leaks and spills from current storage and handling of chemicals are assessed as very low to site users and surface water and low to groundwater.

The potential environmental risk from off-site land uses is assessed as low to site users and maintenance workers.’’

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcels are held freehold by MLET Netherlands 2 Holding B.V. and registered as follows:

	Municipality:	Zuilen

	Section:	C

	Numbers:	4920 & 4922 & 4925

	Total Area:	4,425 & 6,320 & 5,710 sq m (total 16,455 sq m)

Comments

■ We have encountered several (regular) perpetual clauses and/or easements on the parcels. We expect that these clauses and/or easements will have no effect on the value of the property. We however are no legal advisors and can give no warranties regarding the absence of value influencing clauses and/or easements.

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

INCOME PROFILE	The subject property is fully let to 21 tenants on a WALL of 2 years and 6 months. The current rental income is € 660,454 per annum. The ERV is estimated at € 676,415 per annum, we are therefore of the opinion the property is slightly under-rented.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

Type & Calculation	Source	Effective	Amount
Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€128,000
Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start / renewal No Repeat	€22,112
Rent Fee: Fixed Amounts	Rent Roll	On Valuation No Repeat	€72,605
TOTAL ON VALUATION			€222,717

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount
Management costs on Voids: 2% of market rent	Borrower Estimate	On all Voids	€2,948
Management: 2% of rental revenue	Borrower Estimate	On Valuation	€13,985
Property Tax: 2% of market rent	Borrower Estimate	On Valuation	€13,528
Water Tax: 0.25% of market rent	Borrower Estimate	On Valuation	€1,691

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Insurance: 1.25 % of market rent	Borrower Estimate	On Valuation	€8,455
Sewage Charge: 0.25 % of market rent	Borrower Estimate	On Valuation	€1,691
Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€44,084
TOTAL: ON VALUATION			€42,298

Void and Rent-Free Allowances:

For the vacant unit, we have taken into account a void, inclusive of incentives, of 12 months.

For the adopted Rent-Free allowances, we refer to the calculation print out attached to the report.

VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:

Unit	ERV (€) per S qm (annum)
Office	95
Warehouse	65
External.	0
The aforementioned rental values result in an annual ERV of € 676,415.

■ The provided tenancy schedule shows 1,600 sq m defined as External. We have assumed this to be land have assigned no rental value to it.

Opinion of Market Rent

Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 55 per sq m per annum to € 61 per sq m per annum. The best evidence comes from within the property, including a letting from early 2020 to Autoverhuurbedrijf at a rent equating to €70 per sq m. Our blended rate largely aligns with this figure and is justified particularly given continued upward pressure on rents.

Within the evidence table appended, we would highlight the property ‘St-Laurensdreef 11’ as best comparable and therefore of greatest relevance in terms of similar appearance, state of repair, eaves height etc. However, we are of the opinion that the location of this property is inferior compared to

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

the subject property. Therefore, we have determined a higher ERV for the subject property.

The aforementioned rental values produce a total gross rental value of € 676,415 per annum or an average of circa € 72 per sq m. The agreed rental income amount to € 660,454 per annum or an average of circa € 70 per sq m. We are of the opinion that the subject property is slightly under-rented.

Opinion of Valuation Yields

Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.

Indicative net initial yields for prime logistics property are currently quoting 3.7%. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.

Within the evidence table appended, we would highlight the following. The lower end of the yield range is indicated by the property located in Amsterdam. As this property is located at a superior location, we have allowed for a higher yield profile for the subject property.

The top of the range is indicated by the property in Tiel, which is has an inferior location. The middle of the range is highlighted by the properties located in Utrecht and Breda. For the subject property we have determined a yield profile that is best comparable with the property in Breda

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 5.16% to 6.86% and also taking into account the current market conditions and the WAULT to expiry by current income of 2.5 years. We have applied an equivalent yield of 5.8%.

The approach results in a net initial yield of circa 6.12% which reflects a capital rate per sq m of € 845, after allowing for purchaser’s costs equating to 9%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 9,310,000

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

(Nine million three hundred and ten thousand Euros)

The unrounded net capital value is € 9,313,017. The gross unrounded capital value is € 10,373,904 including € 838,171 purchaser's costs (9.00%).

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 6.75%.

This results in a net rounded value of €7,370,000, equating to €669 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €17,095,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
St- Laurensdreef 11, Utrecht	Industrial	2020, June	750	Unknown	not available	not available	45,000	60	Comparable quality, inferior location
Stuartweg 23, Vianen Utrecht	Industrial	2019, August	688	Johnson Health Tech	not available	not available	37,500	55	Comparable quality, inferior location
Tennesseedreef 12, Utrecht	Industrial	2019, July	825	Hazyoun	not available	not available	50,000	61	Comparable quality, inferior location
St- Laurensdreef 11, Utrecht	Industrial	2020, June	750	Unknown	not available	not available	45,000	60	Comparable quality, inferior location
Techniekweg 34, Utrecht	Industrial	2020, January	815	Unknown	not available	not available	45.640	56	Comparable quality, inferior location

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Hudsondreef 32, Utrecht	Industrial/ Logistics	31/12/2020	2,142	0.12	123,411	1,700,000	5.60%	794	Superior quality, inferior location
Oudewei 4, Tiel	Industrial/ Logistics	26/7/2019	9,821	4.9	464,268	6,325,000	6.86%	644	Inferior location, higher quality
Plimsollweg 4, Amsterdam	Industrial/ Logistics	04/05/2020	9.999	5.8	457,500	7,455,614	5.16%	746	Inferior quality, superior location
Hazeldonk 6465-6467, Breda	Industrial/ Logistics	19/02/2020	3,751	3.0	236,344	3,300,000	5.89%	880	Comparable quality and location

PROPERTY ID:	nljarm - Jarmuiden 22-58
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Jarmuiden 22-58 - Jarmuiden 22-58, Amsterdam, 1046 AD, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	16,150,000
Market Value (per sq m)	1,100
Net Initial Yield	4.80%
Reversionary Yield	6.54%
Equivalent Yield	5.54%
Gross Income (p.a.)	911,872
Gross Income (p.a.) (per sq m)	62
*Adj. Gross Income	911,872
Adj. Gross Income (per sq m)	62
Net Income (p.a.)	844,301
Net Income (p.a.) (per sq m)	57
Gross Rental Value	1,284,475
Gross Rental Value (per sq m)	87
Capital Expenditure	-2,691,705
Transaction Costs	9.00%
Over / Under Rented	-25.63%
KEY FACTS
	Metric	Value
	Total Area (sq m)	14,685
	WAULT to Break by Rent	2.80
	WAULT to Break by ERV	2.73
	WAULT to Expiry by Rent	2.80
	WAULT to Expiry by ERV	2.73
	Percentage of Vacancy (Area)	3.61%
	Percentage of Vacancy (ERV)	4.54%
**	Number of Tenants	21
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:47

PROPERTY ID:	nljarm - Jarmuiden 22-58
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:47

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

JARMUIDEN 22-58, AMSTERDAM, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
DEVIN UMMELS	14 JANUARY 2019	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
■ Nearly fully let ■ Multi-tenant ■ Location	■ Large amount of overdue maintenance
OPPORTUNITIES	THREATS
■ Increasing investor appetite ■ Extend lease term with current tenants ■ Lease up vacancy	■ Macro-economic uncertainty (i.e. Trade Wars; Brexit) ■ Relative short WALL may result in future vacancy

LOCATION & SITUATION

LOCATION	The subject property is located in Amsterdam. Amsterdam has a population of approximately 850,000 within the city, 1,343,000 in the urban area, and 2,431,000 in the Amsterdam metropolitan area. The city is currently the cultural capital of the Netherlands and is one of the most popular tourist destinations in Europe. Amsterdam is also the financial and business capital of The Netherlands and one of the most important cities in Europe in which to do business. Many large Dutch corporations and banks have their headquarters in Amsterdam, including ABN Amro, Heineken, ING Group, Ahold, Delta Lloyd Group and Philips. Amsterdam is the second largest harbour of the Netherlands. Amsterdam can be reached by A1(Amsterdam - German border), A2 (Amsterdam - Maastricht), A4(Amsterdam - Rotterdam) and A8(Amsterdam - Zaandijk). Amsterdam benefits from ten train stations with international train lines as well. There is a good connection to Schiphol international airport. Additionally, there are regional and local bus lines, metro lines and tram lines offering services in and around the municipality of

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Amsterdam. Amsterdam's population is growing more rapidly than expected. Amsterdam is an international city and a lot of foreigners live in in the city.

PROPERTY DESCRIPTION

DESCRIPTION

The subject property is located at Jarmuiden 22 in Amsterdam and is an industrial complex located in Amsterdam in the vicinity. The subject property comprises in total circa 14,685 sq m of lettable floor area divided over 24 units in two separate buildings, situated on an L-shaped building. Each unit has a small office component and at minimum one overhead door. The construction is of steel columns with façade comprising insulated panels and a flat roof presumed to be covered with bitumen.

The building was constructed in 1991 and the clear height is circa 7.2 metres. There is ample parking and manoeuvring space available on site. The site is bordered by greenery and is accessible via two access points.

	Summary of known specification:

	Characteristic	Result
	Built / Renovation	1991
	Eaves Height	7.2 metres
	Warehouse (% of LFA)	67%
	Site Coverage Ratio	71%
	Source: Inspection/BAG Viewer/Kadaster
ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas

TENANT	UNIT	USE	SQ M
Alba Cura B.V.	Jarmuiden, Unit 30E	Office	195
Almalika Bakkerij B.V.	Jarmuiden, Unit 22A	Warehouse	257
Almalika Bakkerij B.V.	Jarmuiden, Unit 22B	Warehouse	638
Amsterdam Designs B.V.	Jarmuiden, Unit 24	Office and Warehouse	1,621
DEHA B.V.	Jarmuiden, Unit 30B	Office and Warehouse	902
Essence Trainingen	Jarmuiden, Unit 26C,	Office	940
Amsterdam B.V.	26D, 30D, 30F
Fouradvice V.O.F.	Jarmuiden, Unit 30C	Office and Warehouse	195
H. & A. Financial Consultancy V.O.F.	Jarmuiden, Unit 54D	Office and Warehouse	156
Huurverhuislift.nl B.V.	Jarmuiden, Unit 54A	Office and Warehouse	919
Liscombe B.V.	Jarmuiden, Unit 56A	Office and Warehouse	1,098
Media Shelf U.S. B.V.	Jarmuiden, Unit 28B	Office and Warehouse	375
Medux B.V.	Jarmuiden, Unit 58	Office and Warehouse	2,153

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Multimedia Trading B.V.	Jarmuiden, Unit 26B	Office and Warehouse	170
Stichting Amsterdam Esnaflar Birligi	Unit 22A1	Office	150
Swapfiets B.V.	Jarmuiden, Unit 52	Office and Warehouse	1,681
Terapy B.V.	Jarmuiden, Unit 26A	Office	405
Vacant	Jarmuiden, Unit 52_1	Office and Warehouse	530
Vision Arena	Unit 22, Office	Office and Warehouse	98
Woninginterieur
Vision Arena Woninginterieur	Unit 22, Warehouse	Warehouse	296
Welzorg Nederland B.V.	Jarmuiden, Unit 56	Office and Warehouse	1,034
Yilka B.V.	Jarmuiden, Unit 30A	Office and Warehouse	716
Ҫiçek Administraties &	Jarmuiden, Unit 54C	Office and Warehouse	156
Advies V.O.F.
TOTAL		-	14,685

DUE DILIGENCE

STATE OF REPAIR

RE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Whilst the latter indicates TDD assessment in the coming 5 years, less completed spend in 2020, of €87,000, we have been advised that the intended spend could be in the region of €1,500,000. As such we have allowed this amount within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings, or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent, then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the potential environmental risks from known contaminants in groundwater at the site are assessed to be very low risk to site users and low risks to groundwater and local ecosystems.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Potential environmental risks from potential contamination from the multi-let light industrial use since 1990 are assessed as very low risk to site users and low to groundwater and local ecosystems.

The potential environmental risk from off-site land uses is assessed as low to site users and maintenance workers.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

TENURE

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

According to the information available from the Land Registry Office (Kadaster), the parcels are held leasehold from the municipality of Amsterdam by MLET Netherlands 2 Holding B.V. and registered as follows:

	Municipality:	Sloten (Noord-Holland)

	Section:	A

	Numbers:	1351

	Total Area:	17,032 sq m

Comments

■    The property is held on a perpetual leasehold;

■    The ground rent has been bought off for the first period until 15 February 2040.

■    At the end of the current term we have allowed for a correction to buy off the next 50-year term. For this we have allowed for a correction of € 285 per sq m LFA. The total amount in 2040 equates to € 4,185,225. This equates to a total correction per valuation date at € 1,154,250, discounted at 7%.

Based on the information provided, we understand the property is held leasehold.

INCOME PROFILE

The subject property is partially let to 20 tenants on a WALL of 2.75 years. The vacancy equates to 530 sq m which equals 3.6% of the total lettable floor area. The ERV for the vacancy equates to € 58,300 per annum. The current rental income is € 911,872 per annum. The ERV for the leased part is estimated at € 1,226,175 per annum, we are therefore of the opinion the property is under rented. The ERV for the entire property equates to € 1,284,475 per annum.

There are no specific tenants which account for a significant portion of the total rental income. Overall, we are of the opinion the income profile is good.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:
Type & Calculation	Source	Effective	Amount
Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€1,500,000
Capital Expenditure: Ground rent buy- off Discounted at 7%	CBRE Estimate	As per 15 February 2040 No repeat	€ 1,154,250
Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start / renewal No Repeat	€ 8,745
Rent Fee: Fixed Amount	Rent Roll	On Valuation No Repeat	€28,710
TOTAL ON VALUATION			€ 1,528,710

Revenue Deductions:
Type & Calculation	Source	Effective	Annual Amount
Management: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 19,403
Property tax: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 25,690
Water tax: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 3,211
Insurance: 1.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 16,056
Sewage charge: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 3,211
Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay	€ 58,740

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

In perpetuity
Void Costs: 2% of ERV	Borrower Estimate	On Valuation On All Voids	€ 1,166
TOTAL: ON VALUATION			€ 68,737
Void and Rent-Free Allowances: Regarding the vacant unit, we have allowed for a current void period of 12 months.
VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:
Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)
Office	4,457	110	490,270
Warehouse	9,790	80	783,200
Other	438	25	10,950
Total	14,685	87	1,284,475

Opinion of Market Rent

Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 59 per sq m per annum to € 109 per sq m per annum.

Within the evidence table appended, we would highlight the property at the Computerweg 21, Amsterdam as the best comparable and therefore of greatest relevance in terms of similar appearance, state of repair, eaves height and location.

The aforementioned rental values produce a total gross rental value of € 1,284,475 per annum or an average of circa € 87 per sq m. The agreed rental income amount to € 911,872 per annum or an average of circa € 62 per sq m. We are of the opinion that the subject property is under-rented.

Opinion of Valuation Yields

Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.

Indicative net initial yields for prime logistics property are currently quoting 3.5% and 5.5% for prime industrial estates. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.

Within the evidence table appended, we would highlight the following. The lower end of the yield range is indicated by the property located at Melbournestraat 50-68 in Rotterdam. Quality and characteristics of this asset are superior compared to the subject property as reflected by the underlying equivalent yield and capital rate per sq m.

The middle of the range is highlighted by the property located in Berchvliet, Amsterdam. The subject property has a more favourable location but the office/warehouse ratio results in inferior leasing conditions. Overall a similar let equivalent yield is applicable in our opinion.

We have arrived at our opinion of Market Value through adopting the traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 5.14% to 6.16% and also taking into account the current market conditions and the WAULT to expiry by current income of 2.75 years, we have adopted a split yield approach, targeting the following rates:

-       Vacant = 6.50%

-       Let = 5.50%

The approach results in a blended equivalent yield of 5.54% and NIY of circa 4.80% which reflects a capital rate per sq m of € 1,100, after allowing for purchaser’s costs equating to 9%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 16,150,000

(Sixteen million one hundred fifty thousand Euros)

The unrounded net capital value is € 16,151,635. The gross unrounded capital value is € 20,296,987 including € 1,453,647 purchaser's costs (9.00%).

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 6.50%. This results in a net rounded value of €12,725,000, equating to €867 per sq m.
ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €22,310,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE
PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Computerweg 9, Amsterdam	Industrial	2019, June	3,000	floris bouwcenter	not available	not available	225,000	75.00	Slightly higher quality asset but less established location. A lower ERV is appropriate in our opinion.
Computerweg 21, Amsterdam	Industrial	2019, August	270	cortina	not available	not available	23,200	85.93	Less established location and therefore slightly higher ERV appropriate for the subject property.
Bellsingel 51, Schiphol-Rijk	Industrial	2020, June	6,304	TNT	not available	not available	684,000	108.50	Similar quality but superior property specifications.
Chemieweg 103, Uithoorn	Industrial	2020, March	135	onderneming	not available	not available	13,140	97	Similar quality and characteristics. Slightly smaller units and lesser location.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Melbournestraat 50-68, Sydneystraat 32-56, Rotterdam	Industrial/Logistics	17-03-2020	5,354	2.5	401,144	6,587,000	5.14%	1,230	During the transaction, the property was fully let to eleven tenants on a WALL of 2.5 years. The property is slightly under rented, the equivalent yield equates to 5.08. We are of the opinion the equivalent yield over the subject property would be higher.
Berchvliet 3-13, Sierenborch 1, Amsterdam	Industrial/Logistics	20-02-2020	6,108	3.7	549,164	8,075,000	5.80%	1,322	During the transaction, the property was fully let on a WALL of 3.7 years. The equivalent yield amounts to 5.80%. Due to the superior quality, we are of the opinion a sharper yield is appropriate.
Jan Van Krimpenweg 1 + 21-26, Haarlem	Industrial/Logistics	19-10-2020	10,503	1.0	621,655	8,400,000	6.16%	800	This transaction was part of the Vinvest portfolio. During the transaction, the property was fully let to multiple tenants on a weighted average WALL of 7.25 years. The property is in our opinion, slightly under rented (11.56%). The gross initial yield equates to 7.40%. The location and quality of the reference are less. A sharper yield is in our

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

opinion appropriate for the subject property.
Spectrumlaan 5, Bleiswijk	Industrial/Logistics	15-04-2020	8,641	2.2	557,770	8,000,000	6.00	926	The reference property is let to Cemex Trescon B.V. with a remaining lease term of 2.2 years. We are of the opinion that, the property is slightly over-rented (approximately 3%). The equivalent yield equates to 5.8%. In our opinion a sharper yield profile is appropriate for the subject property considering location and occupancy.

PROPERTY ID:	nlkame - Kamerlingh Onnesweg 2
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Kamerlingh Onnesweg 2 - Kamerlingh Onnesweg 2, Vianen, 4131 PK, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	6,560,000
Market Value (per sq m)	513
Net Initial Yield	0.18%
Reversionary Yield	7.57%
Equivalent Yield	7.00%
Gross Income (p.a.)	48,000
Gross Income (p.a.) (per sq m)	4
*Adj. Gross Income	48,000
Adj. Gross Income (per sq m)	4
Net Income (p.a.)	13,155
Net Income (p.a.) (per sq m)	1
Gross Rental Value	628,440
Gross Rental Value (per sq m)	49
Capital Expenditure	-307,391
Transaction Costs	8.99%
Over / Under Rented	-57.33%

	KEY FACTS
	Metric	Value
	Total Area (sq m)	12,800
	WAULT to Break by Rent	0.08
	WAULT to Break by ERV	0.08
	WAULT to Expiry by Rent	0.08
	WAULT to Expiry by ERV	0.08
	Percentage of Vacancy (Area)	80.47%
	Percentage of Vacancy (ERV)	82.10%
**	Number of Tenants	1
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT**	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:47

PROPERTY ID:	nlkame - Kamerlingh Onnesweg 2
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:47

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

KAMERLINGH ONNESWEG 2, VIANEN

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
MAURITS VAN HAARE HEIJMEIJER	14 JANUARY 2020	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
■ Favourable layout ■ Good accessibility ■ Office/Warehouse ratio	■ Property is mostly vacant ■ Dated appearance ■ Office areas are in moderate condition
OPPORTUNITIES	THREATS
■ Increasing investor appetite ■ Lease the vacant space	■ Economic uncertainty due to Covid-19 outbreak ■ Continued vacancy

LOCATION & SITUATION

LOCATION

Vianen is a town part of the municipality Vianen, which is located in the centre of the Netherlands, in the province of Utrecht. Vianen is located at circa 10 kilometers from Utrecht which is the capital of the province of Utrecht. Vianen is located at circa 40 kilometers from Amsterdam. The town of Vianen has an estimated population of 20,000 inhabitants.

The average disposable income in Vianen is approximately equal to the national average. Vianen is linked is situated at the crossroads of motorways A2 (Amsterdam- Maastricht) and A27 (Almere – Breda) and is therefore very well accessible.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY DESCRIPTION

DESCRIPTION

The subject property is located at the Kamerlingh Onnesweg in Vianen and is a logistic complex located in the ‘’De Biezen” Business Park, located at the crossroads of the A2 and A27 Motorways in the region of Utrecht. The subject property comprises in total 12,800 sq m LFA which is divided into 1,311 sq m LFA of office space on ground- and first floor and 11,468 sq m LFA of ground floor logistic space. The clear height of the warehouse is ca 6 metres. The property is built around a steel frame, with a steel façade and a flat room. The office areas have aluminium window frames and suspended ceilings. The logistics area is gas-heated.

At the back of the property, along the Laanakkerweg, a total of 12 loading docks and 6 overhead doors are located. At the side of the building, along the Marconiweg, an entrance is situated. At the front of the property, along the Kamerlingh Onnesweg, an entrance and 4 overhead doors are situated.

	Summary of known specification:
	Characteristic	Result
	Built / Renovation	1986
	Eaves Height	ca. 6 metres
	No. of loading Doors	19 (12 loading docks / 7 overhead doors)
	Warehouse (% of GLA)	90%
	Site Coverage Ratio	61%

	Source: BAG viewer/Land Registry/Inspection

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas

FLOOR / UNIT	USE	SQ M
GGD (temp. lease)	Warehouse	2,500
Vacant	Office	1,311
Vacant	Warehouse	5,040
Vacant	Warehouse	3,949
TOTAL	-	12,800

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €230,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the soil appeared in good condition.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcel is held freehold by MLET Netherlands 2 Holding B.V. and registered as follows:

	Municipality:	Hagestein
	Section:	D
	Numbers:	21
	Total Area:	19,725 sq m

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

INCOME PROFILE	The subject property is fully vacant at valuation date with the exception of a temporary lease. The ERV for the entire property equates to € 628,440 per annum. We have taken into account a void period of 12 months, this includes marketing and incentives.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.
	Capital Expenditure:
	Type & Calculation	Source	Effective	Amount
	Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€ 230,000

	Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start / renewal	€77,391

	TOTAL ON VALUATION	No Repeat	€ 307,391

	Revenue Deductions:
	Type & Calculation	Source	Effective	Annual Amount
	Management costs on Voids: 2% of market rent	Borrower Estimate	On all Voids	€10,319
	Management: 2% of rental revenue	Borrower Estimate	On Valuation	€11,279
	Property Tax: 2% of market rent	Borrower Estimate	On Valuation	€12,569
	Water Tax: 0.25% of market rent	Borrower Estimate	On Valuation	€1,571
	Insurance: 1.25 % of market rent	Borrower Estimate	On Valuation	€7,856

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION METHODOLOGY – MARKET VALUE	Sewage Charge:0.25 % of market rent	Borrower Estimate	On Valuation	€1,571
	Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Dela In perpetuity	€51,200
	TOTAL: ON VALUATION			€45,165

	Void and Rent-Free Allowances:
	We have allowed for a current void period of 12 months.
	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:
	Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)
	Office	1,311	85	111,435
	Warehouse	11,489	45	517,005

	Total	12,800	49	628,440
	Opinion of Market Rent
	Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above- mentioned rental values for the areas in the subject property. The below appended comparables indicate a range from € 45 per sq m per annum to € 49 per sq m per annum. The rents of the comparables in Zwolle and Overbetuwe concern only warehouse rents. We would also flag the Etten Leur letting which achieved a blended rent of approximately €49 per sq m, whilst a better building, the location is inferior. On balance a similar rate is therefore justified.
	We are of the opinion that all the mentioned comparables are of better quality that the subject property. The subject property however is located central in the Netherlands and we are of the opinion that it’s location is superior compared to the comparables. Considering the location, quality and current market conditions, we have adopted the above mentioned rental values for the subject property.
	The aforementioned rental values produce a total gross rental value of € 628,440 per annum or an average of circa € 49 per sq m.
	Opinion of Valuation Yields

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.

Indicative net initial yields for prime logistics property are currently quoting 3.7%. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.

Sale evidence for vacant large industrial/logistic properties are scarce. In the Sales evidence scheme overview below, we have included four transactions of vacant industrial/logistic properties. Due to the scarcity of these transactions, the bandwidth of capital value per sq m deviates more than 15% compared to the determined capital value for the subject property.

Within the evidence table appended, we would highlight the following. The lower end of the capital value bandwidth is indicated by the property located in Heijen. We are of the opinion that the quality of this property is comparable to the subject property. However the location of the comparable is inferior compared to the subject property.

The top end of the bandwidth is indicated by the property located in Amsterdam. We are of the opinion that this property is of higher quality compared to the subject property. We are of the opinion that the comparable located at the Koningsbeltweg in Almere is best comparable to the subject property. The inferior location equals out the superior quality, which leads to a comparable capital value per sq m compared to the subject property.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m.

We have adopted the following equivalent yield:

-          Let (GGD) = 7.00%

-          Vacant = 7.00%

The approach results in a capital rate per sq m of € 513, after allowing for purchaser’s costs equating to 9.00%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 6,560,000

(Six million five hundred sixty thousand Euros)

The unrounded net capital value is € 6,555,207. The gross unrounded capital value is € 7,452,567, including € 589,969, purchaser's costs (9.00%).

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 7.00%.

This results in a net rounded value of €6,450,000, equating to €504 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €14,700,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Mindenstraat 3, Zwolle	Industrial	2020, March	11,545 (Warehouse)	Dynalogic Benelux	-	-	520,000	45.00	Better quality, inferior location
Nijverheidsweg 148, Etten Leur	Industrial	2019, July	8,880	Red river-v Eck Eetbare Zadenspecialist	-	-	435,000	48.99	Better quality, inferior location
Linie 11-13, Overbetuwe	Industrial	2020, November	8,750 (Warehouse)	Nippon Express	-	-	420,000	48.00	Better quality, inferior location
Denemarkenlaan 11, Hazerswoude Dorp	Industrial	2019, June	8,500	Centralen	-	-	435,000	47,33	Better quality, inferior location

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAUL T (YEAR S)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Koningsbeltweg 52, Almere	Warehouse - office	26/2/2019	6,229	0	€ 0	€3,500,000	0%	€ 562	Superior quality, inferior location, smaller scale. Property vacant during transaction.
Herwijk 12, Amsterdam	Warehouse - office	30/11/2020	9,592	0	€ 0	6,175,000	0%	€ 644	Superior quality, superior location. Property vacant during transaction
Zilverstraat 100, The Hague	Warehouse – office	30/11/2020	2,425	0	€ 0	1,600,000	0%	€ 660	Superior quality, inferior location, smaller scale. Property vacant during transaction. Higher Office/warehouse ratio.
De Grens 45, Heijen	Warehouse – Office	14/10/2019	5,690	0	€ 0	€2,300,000	0%	€ 404	Similar quality, inferior location. Property was vacant during transaction

PROPERTY ID:	nllake - Lakenblekerstraat 30-62
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Lakenblekerstraat 30-62 - Lakenblekerstraat 30-62, Aalsmeer, 1431 GG, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	13,225,000
Market Value (per sq m)	741
Net Initial Yield	5.10%
Reversionary Yield	6.29%
Equivalent Yield	6.02%
Gross Income (p.a.)	791,092
Gross Income (p.a.) (per sq m)	44
*Adj. Gross Income	791,092
Adj. Gross Income (per sq m)	44
Net Income (p.a.)	735,767
Net Income (p.a.) (per sq m)	41
Gross Rental Value	1,038,325
Gross Rental Value (per sq m)	58
Capital Expenditure	-187,308
Transaction Costs	9.00%
Over / Under Rented	-21.68%
KEY FACTS
	Metric	Value
	Total Area (sq m)	17,839
	WAULT to Break by Rent	3.95
	WAULT to Break by ERV	3.95
	WAULT to Expiry by Rent	3.95
	WAULT to Expiry by ERV	3.95
	Percentage of Vacancy (Area)	1.87%
	Percentage of Vacancy (ERV)	2.73%
**	Number of Tenants	15
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:47

PROPERTY ID:	nllake - Lakenblekerstraat 30-62
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:47

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

LAKENBLEKERSTRAAT 30-62, AALSMEER, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
DEVIN UMMELS	14 JANUARY 2020	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
■ Quality ■ Multi-tenanted ■ Accessibility ■ Office/Warehouse ratio	■ Unit 54B is vacant
OPPORTUNITIES	THREATS
■ Increasing investor appetite ■ Lease the vacant space ■ Extend lease term with current tenants ■ Re-gear to market rent	■ Deterioration of quality ■ Macro-economic uncertainty (i.e. Trade Wars; Brexit)

LOCATION & SITUATION

LOCATION

Aalsmeer is located in the province of North Holland. The town is located 13km southwest of Amsterdam and its population consists of approximately 31,000 inhabitants. The town is located close to the airport Schiphol (8 km). The largest flower auction in the world is based in Aalsmeer.

Aalsmeer can be reached by private transportation by the national road A9 and the regional road the N201, which gives you access to other national roads (A4 and A2). Although Aalsmeer does not have a train station, transportation by bus is very well organised.

Distances from Aalsmeer to other major cities are: 30 kilometres to Amsterdam, 60 kilometres to Rotterdam, 45 kilometres to The Hague and 50 kilometres to Utrecht.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY DESCRIPTION

DESCRIPTION

The subject property is located at Lakenblekerstraat 30-62 in Aalsmeer and is an industrial complex located alongside the N196 regional road connecting several towns in the greater Amsterdam area. The subject property comprises in total 17,839 sq m of lettable floor area, divided over 20 units in two separate buildings. Each unit has a small office component and at minimum one overhead door. The construction is of steel columns with the façade comprising insulated panels and a flat roof presumed to be covered with bitumen.

The building was constructed in 1974 and the clear height is circa 7.2 metres.

There is ample parking and manoeuvring space available on site.

	Summary of known specification:

	Characteristic	Result
	Built / Renovation	1974
	Eaves Height	7.2 metres
	Warehouse (% of LFA)	89%
	Site Coverage Ratio	58%
	Source: Schedule provided by client.
ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas

FLOOR / UNIT		USE	SQ M
Van Beekum Rijopleidingen B.V.	Car Parking	Car Parking	-
Vacant	Unit 54B	Office	333
Thermo King Transportkoeling B.V.	Unit 40	Warehouse	1,336
Oma Bobs Snacks B.V.	Unit 54A	Warehouse	860
N.V. Subaru Benelux	Unit 60 & 62	Office and Warehouse	2,438
MvO Energy Services B.V.	Unit 58	Office and Warehouse	1,214
Marine Trading International B.V.	Unit 56	Office and Warehouse	1,214
F.J. Hartsuiker	Plot 36-62	Yard	-
DCRT Event Decorations B.V.	Unit 50	Office and Warehouse	1,257
DCRT Event Decorations B.V.	Unit 52	Office and Warehouse	1,073
Burgers Carrosserie B.V.	Unit 30 & 42	Warehouse	1,427
Burgers Carrosserie B.V.	Unit 32 & 38	Office and Warehouse	1,200
Burgers Carrosserie B.V.	Unit 34 & 36	Office and Warehouse	1,263
Burgers Carrosserie B.V.	Unit 44	Office and Warehouse	1,627
Burgers Carrosserie B.V.	Unit 46	Office and Warehouse	1,218
Burgers Carrosserie B.V.	Unit 48	Office and Warehouse	1,379
TOTAL		-	17,839

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €166,875 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings, or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent, then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the environmental risk assessment identified a very low risk to site users and low risk to groundwater and surface water from current and historical activities at the site.

The potential environmental risk associated with materials containing asbestos is assessed to be moderate to site users / maintenance workers. The level of risk reflects the potential severity of the consequence of exposure and can

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcels are held freehold by Multi-Let Industrial Property 20 B.V. and registered as follows:

	Municipality:	Aalsmeer

	Section:	C

	Numbers:	4328 & 4330

	Total Area:	32,908 sq m

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.

We understand that prior written permission from the municipality Aalsmeer is required for transfer and encumbrance of the Property in case the obligation to build the structures according the approved plans of the municipality of Aalsmeer have not been finished before 16 October 1978. This provision was included in a deed dated 30 December 1976. Once the building obligation has been fulfilled, permission for transfer is no longer required. We therefore assume this requirement no longer exists.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE

The subject property is partially let to 9 tenants on a WALL of 3.9 years. The vacancy equates to 333 metres office area, which equals 1.8% of the total lettable floor area. The ERV for the vacancy equates to € 28,305 per annum. The current rental income is € 791,092 per annum. The ERV for the leased part is estimated at € 1,010,200 per annum. We are therefore of the opinion the property is under-rented. The ERV for the entire property equates to € 1,038,325 per annum.

Tenant Burgers Carrosserie B.V. leases the majority of the property, 8,114 sq m and accounts for € 350,610 rent per annum, or 44% of the total rental income.

Burgers Carrosserie B.V. is specialised in fabrication of closed trailers for transport. The company has three locations in the Netherlands and coordinates subsidiaries in France, Germany, Germany, Belgium and Italy. We are of the opinion Burgers Carrosserie B.V. is an established international business. We are not aware of any insolvency of the tenant.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

deducted as at the date of valuation or whether they take effect at a later date.
Capital Expenditure:
Type & Calculation	Source	Effective	Amount
Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€ 166,875
Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start / renewal No Repeat	€ 4,246
Rent Free - Burgers Carrosserie B.V.	Borrower Estimate	Borrower Estimate	€ 14,187
Rent Free - Marine Trading International B.V.	Borrower Estimate	Borrower Estimate	€ 2,000
TOTAL ON VALUATION			€187,308

Revenue Deductions:
Type & Calculation	Source	Effective	Annual Amount
Management: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 16,388
Property tax: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 20,767
Water tax: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 2,596
Insurance: 1.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 12,979
Sewage charge: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 2,596
Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€ 71,356
Void Costs: 2% of ERV	Borrower Estimate	On Valuation On All Voids	€ 566
TOTAL: ON VALUATION			€ 55,892

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Void and Rent-Free Allowances:

Regarding the vacant unit, we have allowed for a current void period of 12 months.

Regarding the let units, we have not allowed for an expiry void. We have not received information regarding the termination of prolongation of these leases, however given the characteristics of the property and location together with market conditions, we consider this expiry void allowance not to be appropriate.

VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:
Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)
Office	1,906	85	162,010
Warehouse	15,933	55	876,315
Total	17,839	58	1,038,325

Opinion of Market Rent

Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 55 per sq m per annum to € 97 per sq m per annum.

Within the evidence table appended, we would highlight the property at the Pesetaweg 77, Nieuw Vennep as the best comparable and therefore of greatest relevance in terms of location, albeit the quality of the reference is superior.

The aforementioned rental values produce a total gross rental value of € 1,038,325 per annum or an average of circa € 58 per sq m. The agreed rental income amounts to € 791,092 per annum or an average of circa € 44 per sq m. We are of the opinion that the subject property is under-rented.

Opinion of Valuation Yields

Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.

Indicative net initial yields for prime logistics property are currently quoting 3.5% and 5.5% for prime industrial estates. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.

Within the evidence table appended, we would highlight the following. The lower end of the yield range is indicated by the property located at Melbournestraat 50-68 in Rotterdam. Quality and characteristics of this asset are superior compared to the subject property.

The middle of the range is highlighted by the property located in Berchvliet, Amsterdam. The subject property has a more favourable location but the office/warehouse ratio results in inferior leasing conditions. Overall a similar yield profile is applicable in our opinion.

We have arrived at our opinion of Market Value through adopting the traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 5.14% to 6.16% and also taking into account the current market conditions and the WAULT to expiry by current income of 3.9 years, we have adopted a split yield approach, targeting the following rates:

- Vacant = 7.00%

- Let = 6.00%

The approach results in a blended equivalent yield of 6.02% and NIY of circa 5.10% which reflects a capital rate per sq m of € 741, after allowing for purchaser’s costs equating to 9%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 13,225,000

(Thirteen million two hundred twenty five thousand Euro)

The unrounded net capital value is € 13,236,056. The gross unrounded capital value is € 14,610,363 including € 1,191,244 purchaser's costs(9.00%).

VALUATION ETHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 7%.

This results in a net rounded value of €11,100,000, equating to €622 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €21,290,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE
PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY

Pesetaweg 77, Nieuw Vennep	Industrial	2020, August	726	Golicia Transpo	not available	not available	50,000	69	Superior quality, similar location.
Rietschans 3, Leiderdorp	Industrial	2019, July	2,000	zeeuw & zeeuw autodealer	not available	not available	110,000	55.00	Better quality asset, inferior location.
Hoofddorp, Daalmeerstraat 15	Industrial	2019, December	755	backbone	not available	not available	51,060	68	Superior quality, similar location.
Lireweg 15, Nieuw- Vennep		2020, December	2,776	Stichting Probiblio	not available	not available	158,620	57	Similar quality and location.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE
PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Melbournestraat 50-68, Sydneystraat 32-56, Rotterdam	Industrial/Logistics	17-03-2020	5,354	2.5	401,144	6,587,000	5.14%	1,230	During the transaction, the property was fully let to eleven tenants on a WALL of 2.5 years. The property is slightly under rented, the equivalent yield equates to 5.08. Due to the leasehold situation of the reference property a softer yield for the subject property is appropriate.
Berchvliet 3-13, Sierenborch 1, Amsterdam	Industrial/Logistics	20-02-2020	6,108	3.7	549,164	8,075,000	5.80%	1,322	During the transaction, the property was fully let on a WALL of 3.7 years. The equivalent yield amounts to 5.80%. Better location but worse office to warehouse ratio. On balance, slightly higher yield to reflect location.
Jan Van Krimpenweg 1 + 21-26, Haarlem	Industrial/Logistics	19-10-2020	10,503	1.0	621,655	8,400,000	6.16%	800	This transaction was part of the Vinvest portfolio. During the transaction, the property was fully let to multiple tenants on a weighted average WALL of 7.25 years. The property is in our opinion, slightly under rented (11.56%). The gross initial yield

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

equates to 7.40%. The location and quality of the reference are less. A sharper yield is in our opinion appropriate for the subject property.
Spectrumlaan 5, Bleiswijk	Industrial/Logistics	15-04-2020	8,641	2.2	557,770	8,000,000	6.00	926	The reference property is let to Cemex Trescon B.V. with a remaining lease term of 2.2 years. We are of the opinion that, the property is slightly over-rented (approximately 3%). The equivalent yield equates to 5.8%. In our opinion a similar yield profile is appropriate for the subject property considering location and occupancy.

PROPERTY ID:	nlmonp - Mon Plaisir 102-104
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Mon Plaisir 102-104 - Mon Plaisir 102-104, Etten-Leu, 4879 AT, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	3,130,000
Market Value (per sq m)	547
Net Initial Yield	5.46%
Reversionary Yield	6.86%
Equivalent Yield	6.92%
Gross Income (p.a.)	202,036
Gross Income (p.a.) (per sq m)	35
*Adj. Gross Income	202,036
Adj. Gross Income (per sq m)	35
Net Income (p.a.)	186,164
Net Income (p.a.) (per sq m)	33
Gross Rental Value	272,585
Gross Rental Value (per sq m)	48
Capital Expenditure	-14,762
Transaction Costs	9.00%
Over / Under Rented	5.15%

	KEY FACTS
	Metric	Value
	Total Area (sq m)	5,723
	WAULT to Break by Rent	1.54
	WAULT to Break by ERV	1.49
	WAULT to Expiry by Rent	1.54
	WAULT to Expiry by ERV	1.49
	Percentage of Vacancy (Area)	29.20%
	Percentage of Vacancy (ERV)	29.51%
**	Number of Tenants	12
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:48

ROPERTY ID:	nlmonp - Mon Plaisir 102-104
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:48

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

MON PLAISIR 102-104, ETTEN-LEUR, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
J. BAKKER	14-01-2020	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

	STRENGTHS		WEAKNESSES

■	Multi-tenanted	■	Not located in a G-4 city

■	Accessibility

■	Quality

	OPPORTUNITIES		THREATS

■	Increasing investor appetite	■	Macro-economic uncertainty(i.e. COVID-19; Trade Wars; Brexit)

■	Extend lease term with current tenants

■	Leasing out vacant space

LOCATION & SITUATION
LOCATION	Etten-Leur is a middle-sized town of around 41,000 inhabitants with an area of approximately 55 square kilometres, located in the South of the Netherlands in the province of North Brabant. It can be seen as an established location in the Netherlands for distribution companies, particularly for those serving the France/Belgium/Germany markets and wish to be close to Rotterdam. The city is surrounded by a network of motorways and consequently is good accessible by car. Going West, the A58 (Etten-Leur-Roosendaal) links Etten- Leur with the A17 (Roosendaal-Moerdijk) and to the east side the A58 links Etten-Leur with the A16 (Rotterdam-Breda-Antwerp), the A2 (Amsterdam- Eindhoven-Maastricht) and the A67 (Antwerp-Eindhoven-Venlo) to Belgium/France and Germany respectively.

The distance from Etten-Leur to other major cities are: Amsterdam: 120 kilometres, Rotterdam: 55 kilometres and Antwerp: 60 kilometres.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY DESCRIPTION
DESCRIPTION	The subject property is located at Mon Plaisir 102-104 in Etten-Leur and is a light industrial complex located in the “Vosdonk-Zuid” Business Park, near to the A58 motorway from Bergen op Zoom to Breda. The subject property comprises a total of 5,685 sq m. The property consists of 15 separate units, each between 218 and 888 sq m, divided into a warehouse and office space. Three units are vacant at the time of valuation.

The building was constructed in 1979. The warehouse is located on the ground floor, each unit benefit from an overhead door and has office space at the front side of the unit. The clear eaves of the warehouse is circa 6 metres.

Summary of known specification:

	Characteristic	Result
	Built / Renovation	1979
	Eaves Height	6 metres
	No. of loading Doors	1 per unit
	Warehouse (% of GLA)	93%

Source: Schedule provided by client.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas
FLOOR / UNIT	USE	SQ M
Unit 102 A	Warehouse and office	295
Unit 102 B	Warehouse and office	334
Unit 102 C	Warehouse and office	450
Unit 102 D	Warehouse and office	225
Unit 102 E	Warehouse and office	509
Unit 102 F	Warehouse and office	224
Unit 102 G	Warehouse and office	220
Unit 102 H	Warehouse and office	340
Unit 104	Warehouse and office	450
Unit 104 A	Warehouse and office	450
Unit 104 B	Warehouse and office	219
Unit 104 C	Warehouse and office	218
Unit 104 D	Warehouse and office	888
Unit 104 F	Warehouse and office	452
Unit 104/2B	Warehouse and office	450
TOTAL	-	5,723

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to a limited inspection for the initial valuation purpose.

At the time of our inspection, the property appeared to be in reasonable condition commensurate with its age, use and construction.

As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have not included any associated capex within the coming 5 year period.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings, or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent, then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the soil appeared in good condition.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcels are held freehold by MLET Netherlands 2 Holding B.V. and registered as follows:

Municipality: Etten-Leur

Section: H

Numbers: 4097

Total Area: 10,808 sq m

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE	The subject property is partially let to 14 tenants on a WALL of 1.8 years. There are three units vacant with a total area of 1,671 sq m. The current rental income is € 202,036 per annum. The ERV for the leased part is estimated at € 192,140 per annum, we are therefore of the opinion the property is let at market rent. The ERV for the entire property equates to € 272,585 per annum.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

Type & Calculation	Source	Effective	Amount
Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€ 0
Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start / renewal No Repeat	€ 12,067
Rent Free: Fixed Amount	Rent Roll	On Valuation No Repeat	€ 2,695

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

	TOTAL ON VALUATION			€ 14,762

Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Management: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 5,650
	Property tax: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 5,452
	Water tax: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 681
	Insurance: 1.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 3,407
	Sewage charge: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 681
	Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€ 22,892
	Void Costs: 2% of ERV	Borrower Estimate	On Valuation On All Voids	€ 1,609
	TOTAL: ON VALUATION			€17,480

Void and Rent-Free Allowances:

Currently there are three vacant units and we have allowed for 6 months of current void. We are of the opinion re-lettability is good and have therefore not allowed for a future void period for the running leases.

VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:

Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)

Office	532	70	37,240
Warehouse	5,153	45	231,885
Total	5,685	48	272,585

Opinion of Market Rent

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above- mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 44 per sq m per annum to € 49 per sq m per annum.

Within the evidence table appended, we would highlight the property in Breda as best comparable and therefore of greatest relevance in terms of similar appearance, state of repair, eaves height and location close to the border.

The aforementioned rental values produce a total gross rental value of € 272,585 per annum or an average of circa € 48 per sq m. The agreed rental income amounts to € 202,036 per annum or an average of circa € 35 per sq m per annum. Taken into account the ERV of the vacant space we are of the opinion that the subject property is more or less at market rent.

Opinion of Valuation Yields

Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.

Indicative net initial yields for prime logistics property are currently quoting 4.0%. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind, and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.

Within the evidence table appended, we would highlight the following. The lower end of the yield range is indicated by the property located in Tiel. As this property is located at a better location and has a long WAULT, we have allowed for a higher yield profile for the subject property.

The middle of the range is highlighted by the property located in Rotterdam. Since the subject property has a similar WAULT and building quality we allowed for a comparable yield profile despite the favourable location of the reference property.

We have arrived at our opinion of Market Value through adopting the traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 6.90% to 8.20% and also taking into account the current market conditions and the WAULT to expiry by current income of 1.8 years, we have adopted a split yield approach, targeting the following rates:

- Let = 6.75%

- Vacant = 7.25%

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

The approach results in an equivalent yield of 6.92% and NIY of 5.46% which reflects a capital rate per sq m of € 547, after allowing for purchaser’s costs equating to 9%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 3,130,000

(Three million one hundred thirty thousand Euros)

The unrounded net capital value is € 3,128,408. The gross unrounded capital value is € 3,424,727 including € 281,557, purchaser's costs (9.00%).

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 7.25%.

This results in a net rounded value of €2,770,000, equating to €484 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €8,815,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Oude Baan 14, Breda	Industrial	2020, April	385	Party express	not available	not available	18,000	47	Better location, building quality less. Similar rental value.
Mineverum 7485, Breda	Industrial	2020, February	975	Lu-ve groothandel	not available	not available	51,000	52	Better location, similar building quality. Higher rental value.
Nijverheidsweg 148, Etten Leur	Industrial	2019, July	8.880	red river-v eck eetbare zadenspecialist	not available	not available	435.000	48,99	Better quality but a larger scale unit which will results in a similar rental value.
Minervum 7226, Breda	Industrial	2019, March	1.077	jr sportpromotions	not available	not available	48.000	44,57	Better location but a larger scale unit which will overall results in a similar rental value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

 SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Graafstroomstraat 51, Rotterdam	Industrial/Logistics	5-6- 2019	1.820	1,3	149.091	1.775.000	7,85%	975	During transaction the property was fully let to 14 tenants on a WALL of circa 1.3 years. In our opinion the ERV equates to € 182,000 per annum. The property is therefore in our opinion under rented. The location is better as indicated by the capital rate per sq m.
Visserijweg 2, Oosterhout	Industrial/Logistics	19-10- 2020	2,925	5.3	132,776	1,800,000	7.38%	615	During transaction the property was fully let on a WALL of circa 5.3 years. In our opinion the property is slightly under rented. Due to the difference in building quality we expect a sharper yield

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

									at the subject property.
Oudewei 4, Tiel	Industrial/Logistics	26-7- 2019	9.821	4,9	464.268	6.325.000	6,86%	644	During transaction the property was fully let to one tenant with a remaining lease period of 4.9 years. The property is considered to be over rented by circa 6.8%. The location is considered better, the building quality is better as well but the market has improved since this transaction. We expect a slightly higher capital rate per sqm for this asset.
Delta-Industrieweg 38, 40, 42, Stellendam	Industrial/Logistics	19-6- 2019	9.407	1,4	305.967	3.500.000	8,17%	372	The property is currently fully let, although one of the larger tenants (Horeca Handelsonderneming Delta) has served notice to vacate. This tenant occupies

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

3,000 sq m and is paying less than €30 psm. Our opinion of the ERV equates to € 40 per sq m and therefore this offers reversionary potential for this asset. The NIY equates to 8.17% and the WALL is 1.4 remaining years. Due to the difference in WAULT and location we expect a lower yield at the subject property.

PROPERTY ID:	nlnieu - Nieuwe Hemweg 20-62
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Nieuwe Hemweg 20-62 - Nieuwe Hemweg 20-62, Amsterdam, 1013 CX, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	14,425,000
Market Value (per sq m)	1,213
Net Initial Yield	4.30%
Reversionary Yield	5.50%
Equivalent Yield	5.25%
Gross Income (p.a.)	1,010,891
Gross Income (p.a.) (per sq m)	85
*Adj. Gross Income	1,010,891
Adj. Gross Income (per sq m)	85
Net Income (p.a.)	676,411
Net Income (p.a.) (per sq m)	57
Gross Rental Value	1,250,860
Gross Rental Value (per sq m)	105
Capital Expenditure	-330,084
Transaction Costs	9.00%
Over / Under Rented	-19.18%
	KEY FACTS
	Metric	Value
	Total Area (sq m)	11,893
	WAULT to Break by Rent	3.36
	WAULT to Break by ERV	3.30
	WAULT to Expiry by Rent	3.36
	WAULT to Expiry by ERV	3.30
	Percentage of Vacancy (Area)	0.00%
	Percentage of Vacancy (ERV)	0.00%
**	Number of Tenants	22
	Current Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

  ** Total tenant lines within our valuation. May differ to number of individual tenants

LEASES RANKED BY RENT

Printed 09/03/2021 19:48

PROPERTY ID:	nlnieu - Nieuwe Hemweg 20-62
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:48

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

NIEUWE HEMWEG 20-62, AMSTERDAM, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
DEVIN UMMELS	14 JANUARY 2019	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
■ Location ■ Fully let ■ Multi-tenanted	■ Slightly dated
OPPORTUNITIES	THREATS
■ Increasing investor appetite ■ Extend .lease .term .with current tenants	■ Macro-economic .uncertainty .(i.e. .Trade .Wars; Brexit) ■ Relatively short WALL may result in future vacancy

LOCATION & SITUATION

LOCATION

The subject property is located in Amsterdam. Amsterdam has a population of approximately 850,000 within the city, 1,343,000 in the urban area, and 2,431,000 in the Amsterdam metropolitan area. The city is currently the cultural capital of the Netherlands and is one of the most popular tourist destinations in Europe. Amsterdam is also the financial and business capital of The Netherlands and one of the most important cities in Europe in which to do business. Many large Dutch corporations and banks have their headquarters in Amsterdam, including ABN Amro, Heineken, ING Group, Ahold, Delta Lloyd Group and Philips. Amsterdam is the second largest harbour of the Netherlands. Amsterdam can be reached by A1(Amsterdam - German border), A2 (Amsterdam - Maastricht), A4(Amsterdam - Rotterdam) and A8(Amsterdam - Zaandijk). Amsterdam benefits from ten train stations with international train lines as well. There is a good connection to Schiphol international airport. Additionally, there are regional and local bus lines, metro lines and tram lines offering services in and around the municipality of

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Amsterdam. Amsterdam's population is growing more rapidly than expected. Amsterdam is an international city and a lot of foreigners live in in the city.

PROPERTY DESCRIPTION

DESCRIPTION

The subject property comprises a multi-let estate located close to the motorways A13 and A20, near the zoo Diergaarde Blijdorp. The property comprises 18,143 sq m which is divided into 3,840 sq m office space and 14,303 sq m of warehouse space. The property consists of 3 separate buildings, of which some units have been combined. Furthermore, there is a large advertising pole located on the plot.

The building was constructed in 1983, the office is divided over a ground and first floor. The warehouse is located on the ground floor, the clear height of the warehouse is circa 6 metres.

	Summary of known specification:

	Characteristic	Result
	Eaves Height	7.2 metres
	Warehouse (% of LFA)	74%
	Site Coverage Ratio	71%
	Source: Inspection/BAG Viewer/Kadaster
ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas

TENANT	UNIT	USE	SQ M
Yagmur Organisatie B.V.	Unit 34	Office and Warehouse	421
Woningstichting Rochdale	Unit 48	Office and Warehouse	347
Woningstichting Rochdale	Unit 46	Office and Warehouse	445
WJ Projects B.V.	Unit 50	Office and Warehouse	567
v.o.f. Rerags	Unit 44	Office and Warehouse	453
USS Handelsmaatschappij B.V.	Unit 28	Office and Warehouse	445
Rexel Nederland B.V.	Unit 38	Office and Warehouse	424
Rederij Kees B.V.	Unit 42	Office and Warehouse	1,033
Rederij Kees B.V.	Unit 40	Office and Warehouse	422
Mooij Verf B.V.	Unit 62	Office and Warehouse	695
Koninklijke Peitsman B.V.	Unit 56 & 58	Office and Warehouse	912
Intertoekomst B.V.	Unit 20	Office and Warehouse	1,032
Inbouw Centrum Randstad (ICR) V.O.F	Unit 30	Office and Warehouse	445

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

IJzer Parket B.V.	Unit 54	Office and Warehouse	347
HGI.Glas Bewerking B.V.	Unit 32	Office and Warehouse	885
Gapph B.V. (Nieuwe Hemweg)	Vacancy management	Office and Warehouse	0
FormX v.o.f.	Unit 60	Office and Warehouse	347
Destil B.V.	Unit 52	Office and Warehouse	646
D.L. .Sedgwick .en .L. .Wenneker .h.o.d.n. Friedhats Coffee V.O.F.	Unit 36	Office and Warehouse	421
Carrier 2 (Holding) B.V.	Unit 26	Office and Warehouse	356
ACS Audiovisual Solutions B.V.	Unit 24	Office and Warehouse	512
ACS Audiovisual Solutions B.V.	Unit 22	Office and Warehouse	738
TOTAL	-		11,893

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €176,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS

We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings, or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent, then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the environmental risk assessment identified a very low risk to site users and low risk to groundwater and surface water from historical and current activities at the site. The risk from off-site neighbouring light industrial uses is assessed as very low.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

TENURE

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

According to the information available from the Land Registry Office (Kadaster)the parcels are held leasehold from the Municipality of Amsterdam by Multi-Let Industrial Property 7 B.V. and registered as follows:

	Municipality:	Amsterdam
	Section:	AI
	Numbers:	346 & 500
	Total Area:	17,891 sq m

Comments

■  The leasehold concerns a perpetual right.

■  The current terms started at 27 November 1990.

■  The current ground lease equates to € 188,705 per annum.

■  General terms Municipality of Amsterdam dated 18 August 1966 apply.

Based on the information provided, we understand the property is held leasehold.

INCOME PROFILE

The subject property is fully let to 1 tenant on a WALL of 3.25 years. The current rental income is € 1,010,891 per annum. The ERV is estimated at € 1,250,860 per annum. We are therefore of the opinion the property is let market conform.

There are no specific tenants which account for a significant portion of the total rental income. Overall, we are of the opinion the income profile is good.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.
Capital Expenditure:
	Type & Calculation	Source	Effective	Amount
	Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€ 176,000
	Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start/ renewal	-

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

No Repeat
Rent Free: Fixed Amount	Rent Roll	On Valuation No Repeat	€154,084
TOTAL ON VALUATION			€ 330,084

Revenue Deductions:
Type & Calculation	Source	Effective	Annual Amount
Management: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 20,218
Property tax: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 25,017
Water tax: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 3,127
Insurance: 1.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 15,636
Sewage charge: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 3,127
Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€ 47,572
Void Costs: 2% of ERV	Borrower Estimate	On Valuation On All Voids	€ 0
Ground Rent: € 15.87 per sq m	Borrower Estimate	Post Valuation End of Event	€ 267,355
TOTAL: ON VALUATION			€ 330,084
Void and Rent-Free Allowances: Currently there is no vacancy. We are of the opinion relatability is very good and have therefore not allowed for a future void period for the running leases.
VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)
Office	3,079	120	369,460
Warehouse	8,814	100	881,400
Total	11,893	105	1,250,860

Opinion of Market Rent

Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 75 per sq m per annum to € 112 per sq m per annum.

Within the evidence table appended, we would highlight the property in Lemelerbergweg Amsterdam as the best comparable and therefore of greatest relevance in terms of similar appearance, state of repair, eaves height and location layout. We do note that since this transaction, which is relatively dated, there has been upward pressure on market rents, signalled by the transactions at the Beiraweg and Bellsingel.

The aforementioned rental values produce a total gross rental value of € 1,250,860 per annum or an average of circa € 105 per sq m. The agreed rental income amount to € 1,010,891 per annum or an average of circa € 85 per sq m. We are of the opinion that the subject property is under rented.

Opinion of Valuation Yields

Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.

Indicative net initial yields for prime logistics property are currently quoting 3.5% and 5.5% for prime industrial estates. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.

Within the evidence table appended, we would highlight the following. The lower end of the yield range is indicated by the property located at Melbournestraat 50-68 in Rotterdam. Quality and characteristics of this asset are superior compared to the subject property. Therefore we anticipate the adopted equivalent yield and resultant capital rate per sq m to be within a range of being similar.

The middle of the range is highlighted by the property located in Berchvliet, Amsterdam. The subject property has a more favourable location but the office/warehouse ratio results in lesser leasing conditions. Overall a similar yield profile is applicable in our opinion.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

We have arrived at our opinion of Market Value through adopting the traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 5.14% to 6.16% and also taking into account the current market conditions and the WAULT to expiry by current income of ca. 3.25 years, we have applied an equivalent yield of 5.25%.

The approach results in net initial yield of circa 4.30% which reflects a capital rate per sq m of € 1,213, after allowing for purchaser’s costs equating to 9%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 14,425,000

(Fourteen million four hundred twenty-five thousand Euros)
The unrounded net capital value is € 14,417,561. The gross unrounded capital value is € 16,045,226 including € 1,297,580 purchaser's costs (9.00%).

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 5.75%.

This results in a net rounded value of €13,675,000, equating to €1,150 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €18,065,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT(P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Computerweg 9, Amsterdam	Industrial	2019, June	3,000	floris bouwcenter	not available	not available	225,000	75.00	Similar quality, this unit does not comprise office and due to the larger size a higher ERV is in our opinion appropriate.
Lemelerbergweg 22, Amsterdam	Industrial	2019, November	1,074	ing bank	not available	not available	100,800	93.85	Similar quality but South- East shows somewhat higher ERV levels compared to the subject location.
Bellsingel 51, Schiphol-Rijk	Industrial	2020, June	6,304	TNT	not available	not available	684,000	108.50	Similar quality but superior property specifications.
Beiraweg 5, Amsterdam	Industrial	2020, September	5,351	VDSV	not available	not available	600,000	112.13	Superior quality, lesser location.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Melbournestraat 50-68, Sydneystraat 32-56, Rotterdam	Industrial/ Logistics	17-03-2020	5,354	2.5	401,144	6,587,000	5.14%	1,230	During the transaction, the property was fully let to eleven tenants on a WALL of 2.5 years. The property is slightly under rented, the equivalent yield equates to 5.08%. We are of the opinion the equivalent yield over the subject property would be relatively similar.
Berchvliet 3-13, Sierenborch 1, Amsterdam	Industrial/ Logistics	20-02-2020	6,108	3.7	549,164	8,075,000	5.80%	1,322	During the transaction, the property was fully let on a WALL of 3.7 years. The equivalent yield amounts to 5.80%. Due to the superior quality of the subject property we are of the opinion a sharper yield is appropriate.
Jan Van Krimpenweg 1+ 21-26, Haarlem	Industrial/ Logistics	19-10-2020	10,503	1.0	621,655	8,400,000	6.16%	800	This transaction was part of the Vinvest portfolio. During the transaction, the property was fully let to multiple tenants on a weighted average WALL of 7.25 years. The property is in our opinion, slightly under rented (11.56%). The gross initial yield equates to 7.40%. The location

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

and quality of the reference are less. A sharper yield is in our opinion appropriate for the subject property.
Spectrumlaan 5, Bleiswijk	Industrial/ Logistics	15-04-2020	8,641	2.2	557,770	8,000,000	6.00	926	The reference property is let to Cemex Trescon B.V. with a remaining lease term of 2.2 years. We are of the opinion that, the property is slightly over-rented (approximately 3%). The equivalent yield equates to 5.8%. In our opinion a sharper yield profile is appropriate for the subject property considering location.

PROPERTY ID:	nloslo - Osloweg 1-107
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Osloweg 1-107 - Osloweg 1-107, Groningen, 9723 BE, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	31,000,000
Market Value (per sq m)	677
Net Initial Yield	5.39%
Reversionary Yield	5.52%
Equivalent Yield	5.56%
Gross Income (p.a.)	1,966,530
Gross Income (p.a.) (per sq m)	43
*Adj. Gross Income	1,981,050
Adj. Gross Income (per sq m)	43
Net Income (p.a.)	1,821,652
Net Income (p.a.) (per sq m)	40
Gross Rental Value	2,196,245
Gross Rental Value (per sq m)	48
Capital Expenditure	-586,114
Transaction Costs	9.00%
Over / Under Rented	-4.70%
	KEY FACTS
	Metric	Value
	Total Area (sq m)	45,782
	WAULT to Break by Rent	4.11
	WAULT to Break by ERV	3.75
	WAULT to Expiry by Rent	4.11
	WAULT to Expiry by ERV	3.75
	Percentage of Vacancy (Area)	4.35%
	Percentage of Vacancy (ERV)	5.35%
**	Number of Tenants	52
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:48

PROPERTY ID:	nloslo - Osloweg 1-107
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:48

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

OSLOWEG 1-107, GRONINGEN, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE

J. BAKKER	14-01-2020	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS	WEAKNESSES
■ Multi-tenanted ■ Accessibility ■ Quality	■ Not located in a G-4 city ■ Vacancy

OPPORTUNITIES	THREATS
■ Increasing investor appetite ■ Extend lease term with current tenants ■ Leasing out vacant space	■ Macro-economic uncertainty (i.e. COVID-19; Trade Wars; Brexit)

LOCATION & SITUATION

LOCATION	The city of Groningen (approximately 193,000 inhabitants) is the capital of the province of Groningen and is the economic heart of the province. Groningen is situated in the north of The Netherlands at approximately 65 kilometres east of Leeuwarden and 30 kilometres north of Assen.
The distance from Amsterdam is 180 km and Hamburg in Germany are at 300 km. Some (inter)national companies such as Nederlandse Gasunie, KPN, ABN AMRO Bank, ABP and EY have settled in Groningen as well as governmental organisations like the Province of Groningen and the Dienst Uitvoering Onderwijs (Student Grant Organisation). The city is also an important educational centre, mainly due to the presence of the University of Groningen and the Hanzehogeschool polytechnics.
The A28 motorway connects the city of Groningen to Utrecht (via Zwolle and Amersfoort). The A7 motorway connects Groningen to Friesland and Amsterdam (South-West) and Winschoten and the direction of Bremen in the East.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY DESCRIPTION

DESCRIPTION	The subject property is located at the Osloweg 1-107 in Groningen and is a light industrial complex located in the “Industirebuurt” Business Park, direct next to the A7. The subject property comprises in total 46,097 sq m. The property consists of 54 connected units, each between 103 and 8,409 sq m divided into warehouse and office space. Nine units are vacant at the time of valuation.
The building was constructed in 1971. The warehouse is located on the ground floor, each unit benefit from (multiple) overhead doors with additional office space at the front side of the building divided on the ground and first floor. The eaves height of the warehouse is circa 9 metres.
Summary of known specification:
Characteristic	Result
Built / Renovation	1971
Eaves Height	9 metres
No. of loading Doors	1 per unit
Warehouse (% of GLA)	93%
Source: Schedule provided by client.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas

FLOOR / UNIT	USE	SQ M
Unit 1	Warehouse and office	355
Unit 101	Warehouse and office	1,050
Unit 103	Warehouse and office	525
Unit 103A	Warehouse and office	525
Unit 105	Warehouse and office	1,210
Unit 107	Warehouse and office	359
Unit 11-25	Warehouse and office	8,409
Unit 23	Warehouse and office	150
Unit 25B	Warehouse and office	211
Unit 27	Warehouse and office	1,022
Unit 29	Warehouse and office	1,000
Unit 3	Warehouse and office	103
Unit 31-35	Warehouse and office	2,689
Unit 31A	Warehouse and office	140
Unit 33A	Warehouse and office	140
Unit 35A	Warehouse and office	140
Unit 39-1	Warehouse and office	1,179

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Unit 39-2	Warehouse and office	336
Unit 39AB	Warehouse and office	275
Unit 41	Warehouse and office	1,050
Unit 43	Warehouse and office	1,040
Unit 45	Warehouse and office	1,040
Unit 47	Warehouse and office	677
Unit 47B	Warehouse and office	363
Unit 49	Warehouse and office	1,806
Unit 5	Warehouse and office	103
Unit 53A	Warehouse and office	160
Unit 53B	Warehouse and office	143
Unit 53C	Warehouse and office	128
Unit 53D	Warehouse and office	271
Unit 53E	Warehouse and office	135
Unit 53F	Warehouse and office	360
Unit 53G	Warehouse and office	183
Unit 53H	Warehouse and office	279
Unit 53J	Warehouse and office	217
Unit 53K	Warehouse and office	126
Unit 55	Warehouse and office	1,350
Unit 57	Warehouse and office	1,040
Unit 59-75	Warehouse and office	3,172
Unit 7	Warehouse and office	117
Unit 79-83	Warehouse and office	3,120
Unit 85-87	Warehouse and office	2,317
Unit 89	Warehouse and office	1,040
Unit 91	Warehouse and office	593
Unit 91A	Warehouse and office	585
Unit 93	Warehouse and office	720
Unit 93A	Warehouse and office	560
Unit 95	Warehouse and office	545
Unit 95A	Warehouse and office	508
Unit 97	Warehouse and office	520
Unit 97A	Warehouse and office	520
Unit 99	Warehouse and office	588
Unit 99A	Warehouse and office	588
TOTAL		45,782

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €358,500 within our valuation.
According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction
ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings, or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent, then nothing would be discovered sufficient to affect value.
We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.
We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the soil appeared in good condition.
We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcels are held freehold by MLET Netherlands 2 Holding B.V. and registered as follows:
Municipality:	Groningen
Section:	P
Numbers:	2248, 2250
Total Area:	16,180 sq m

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.
We understand that prior written permission of the municipality is required for transfer in case the construction of the manufacturing buildings has not been completed in accordance with the designated use. This provision was included in a deed dated 23 March 1965. Once the building obligation has been fulfilled, permission for transfer is no longer required. We have therefore assumed this requirement no longer exists.
We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.
INCOME PROFILE	The subject property is partially let to 45 tenants on a WALL of 4.12 years. The vacancy equates to 1,993 metres which equals 4% of the total lettable floor area. The ERV for the vacancy equates to € 117,430 per annum. The current rental income is € 1,966,530 per annum. The ERV for the leased part is estimated at € 2,078,815 per annum, we are therefore of the opinion the property is slightly under-rented. The ERV for the entire property equates to € 2,196,245 per annum.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.
Capital Expenditure:
Type & Calculation	Source	Effective	Amount
Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€358,500

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start/ renewal No Repeat	€ 17,615
Rent free period	Borrower Estimate	On Valuation No Repeat	€ 210,000
TOTAL ON VALUATION			€586,115

Revenue Deductions:
Type & Calculation	Source	Effective	Annual Amount
Management: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 63,039
Property tax: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 43,925
Water tax: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 5,491
Insurance: 1.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 27,453
Sewage charge: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 5,491
Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€ 183,128
Void Costs: 2% of ERV	Borrower Estimate	On Valuation On All Voids	€ 3,523
TOTAL: ON VALUATION			€ 148,922
Void and Rent-Free Allowances:
Currently there are eight unit vacant we have allowed for 6 months of current void. We are of the opinion relatability is good and have therefore not allowed for a future void period for the running leases.
VALUATION METHODOLOGY –MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:
Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)
Office	12,648	70	885,360
Warehouse	32,891	40	1,315,640

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Other	579	15	8,685
Total	46,097	48	2,196,245
Opinion of Market Rent
Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 38 per sq m per annum to € 47 per sq m per annum.
Within the evidence table appended, we would highlight the property in Rijssen as the best comparable and therefore of greatest relevance in terms of similar appearance, state of repair, eaves height and location close to the border.
The aforementioned rental values produce a total gross rental value of € 2,196,245 per annum or an average of circa € 48 per sq m. The agreed rental income amount to € 1,966,530 per annum or an average of circa € 42 per sq m. We are of the opinion that the subject property is slightly under-rented.

Opinion of Valuation Yields
Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good quality, long let logistics properties.
Indicative net initial yields for prime logistics property are currently quoting 4.0%. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields. There is limited directly comparable business park type evidence of a similar lot size, though the sales highlighted are of relevance given the multi-let and divisible characteristics of this property across a significant number of individual units which make it whole.

We have arrived at our opinion of Market Value through adopting the traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the relevant comparable investments range from 5.8% to 10.6% and also taking into account the current market conditions and the WAULT to expiry by current income of 4.12 years, we have adopted a split yield approach, targeting the following rate:

-          Let = 5.50%

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

- Vacant = 7.00%
Next to the NIY we have checked capital values of comparable transactions. Those shows a range of € 286 to € 682 per sq m. The higher end of this range is applicable for the subject property.
The approach results in a blended equivalent yield of 5.56% and a net initial yield of circa 5.39% which reflects a capital rate per sq m of € 677, after allowing for purchaser’s costs equating to 9%.
On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:
€ 31,000,000 (Thirty one million Euros)
The unrounded net capital value is € 30,984,315. The gross unrounded capital value is € 34,359,017 including € 2,788,589 purchaser's costs (9.00%).
VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.
In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 7%.
This results in a net rounded value of €22,425,000, equating to €490 per sq m.
ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €67,240,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.
This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Noordermorssingel 7, Rijssen	Industrial	2019, January	1.950	leverink transportbedrijf	not available	not available	75.000	38,46	Equal quality and a less location which results in a lower rental value.
Edisonstraat 24, Nijverdal	Industrial	2019, November	134	dln dak- en montagewerken	not available	not available	6.000	44,78	The location is less and the quality better which will overall results in a lower rental value.
Kalanderstraat 20, Rijssen	Industrial	2019, July	510	europanel	not available	not available	22.000	43,14	Equal quality and a similar location but dated which results in a lower rental value.
Ceresweg 48, Leeuwarden	Industrial	2020, April	760	Weed free service	not available	not available	36,000	47	Less established location and better quality which will overall results in a similar rental value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Hermesweg 7- 9, Barneveld	Industrial/Logistics	29-3- 2019	23.110	6,5	815.018	11.436.925	6,66%	495	During transaction the property was fully let to one tenant on a remaining lease term of 6.5 years. The property is more or less rack rented. The location is less established and whilst the WAULT is better compared to the subject property, we expect a lower yield at the subject property.
Van der Hoopstraat 4, Groningen	Industrial/Logistics	15-3- 2019	4.200	-	-	1.200.000	10,6%	286	During the transaction the property was vacant and is bought by an owner-occupier. The NIY is out of the range of 15% but shows the market for vacant properties in Groningen. The quality is less compared to the subject property and the locations is less visible. We expect a higher capital value at the subject property.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Energieweg 11 a,b, Groningen	Industiral/Retail	4-4- 2019	3.981	Unknown	279.157	2.540.000	9,67%	638	During the transaction the property is fully let to two tenants. The tenants are wholesale retailers. This zoning is also applicable to the Osloweg. Due to the multi- tenant character and the better location of the subject property we expect a lower NIY.
Galvaniweg 1, Zwolle	Industrial/Logistics	12-6- 2019	52.086	15,0	2.206.929	35.500.000	5,81%	682	The property is fully let to Ahold for a remaining lease term of 15 years. The rental income comprises € 2,385,125 per annum and we consider the property to be let at market levels. The property sold is of better quality and the WAULT is longer, though the market has improved. We expect a similar relative price through a combination of yield and rate psm.
Utrecht, Rutherfordwe g 91-95	Industrial/Logistics	28-7- 2020	7,453	1,6	320,556	3,900,000	6,75%	523	The property is fully let one tenant. The property is slightly under rented (10%). The NIY on rental value equates to 7.57%. We expect a sharper yield profile due to the multi tenant situation at the subject property and the difference in built quality.

PROPERTY ID:	nlpamp - Pampuslaan 96
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Pampuslaan 96 - Pampuslaan 96, Weesp, 1382 JR, Netherlands

VALUATION METRICS	(currency - EUR)		KEY FACTS
Metric	Value		Metric	Value
Market Value	6,280,000		Total Area (sq m)	8,250
Market Value (per sq m)	761		WAULT to Break by Rent	2.97
Net Initial Yield	6.06%		WAULT to Break by ERV	2.82
Reversionary Yield	6.29%		WAULT to Expiry by Rent	2.97
Equivalent Yield	6.25%		WAULT to Expiry by ERV	2.82
Gross Income (p.a.)	441,896		Percentage of Vacancy (Area)	0.00%
Gross Income (p.a.) (per sq m)	54		Percentage of Vacancy (ERV)	0.00%
*Adj. Gross Income	441,896	**	Number of Tenants	6
Adj. Gross Income (per sq m)	54		Current Voids (months)	-
Net Income (p.a.)	414,616
Net Income (p.a.) (per sq m)	50
Gross Rental Value	491,790
Gross Rental Value (per sq m)	60
Capital Expenditure	-117,067
Transaction Costs	9.00%
Over / Under Rented	-10.15%
			* Adjusted Gross Income equates to the Gross Income excluding any rent free periods ** Total tenant lines within our valuation. May differ to number of individual tenants

LEASES RANKED BY RENT

Printed 09/03/2021 19:48

PROPERTY ID:	nlpamp - Pampuslaan 96
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:48

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

PAMPUSLAAN 96/118-126, HOGEWEYSELAAN 97-119, WEESP, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
DEVIN UMMELS	14 JANUARY 2019	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS		WEAKNESSES
■	Office/warehouse ratio	■	Quality
■	Location in greater Amsterdam area	■	Accessibility
■	Front and rear access to the building	■	Vacancy
OPPORTUNITIES		THREATS
■	Increasing investor appetite	■	Macro-economic uncertainty (i.e. Trade Wars; Brexit)
■	Lease the vacant space	■	Continued vacancy
■	Extend lease term with current tenants

LOCATION & SITUATION

LOCATION	Weesp is a town and municipality located in the western part of The Netherlands in the province Noord-Holland. In 2019 Weesp counted approximately 19,000 inhabitants. The city centre of Weesp is considered to be rather historical with more than 200 monumental buildings. Weesp is strategically located in between the cities Amsterdam and Utrecht and recently voted to become part of the Municipality of Amsterdam. Weesp can be divided into several districts: Aetsveld (residential neighbourhood); Bloemendalerpolder (grassland area zoned for housing, development started recently); Industrieterrein Noord (industrial district); Van Houten Industriepark; and Leeuwenveld (residential neighbourhood). The motorway A1 (Amsterdam– Hengelo) is situated at the north side of Weesp. Weesp is furthermore connected to the provincial road N236 which also provides access to the main road A9 (Amsterdam – Alkmaar).

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Weesp also benefits from a train station which is strategically located in between the train stations of Amsterdam/Schiphol and Almere/Hilversum.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property is located at Pampuslaan 96 is an industrial complex located in Weesp alongside the Pampuslaan and Hogeweyeselaan. The subject property comprises in total 8,250 sq m lettable floor area divided over 7 units in two separate buildings. Each unit has a small office component and at minimum one overhead door. The construction is of steel columns with façade comprising insulated panels/brickwork and a flat roof presumed to be covered with bitumen.
	The building was constructed in 1970 and the clear height is circa 6 metres. There is ample parking and manoeuvring space available on site. The site for the Hogeweyeseweg units is fully fenced and accessible via a gate per unit.
	Summary of known specification
	Characteristic	Result
	Built / Renovation	1970
	Eaves Height	6.5 metres
	Warehouse (% of LFA)	69%
	Site Coverage Ratio	93%
	Source: BAG viewer and Kadaster

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas

TENANT	UNIT	USE	SQ M
A.G.M. Splinter Beheer B.V.	Unit 97, Hogeweyselaan	Office and Warehouse	1,682
Anita Nederland B.V.	Unit 96, Pampuslaan	Office and Warehouse	840
BELFOR NL B.V.	Unit 101 & 105, Hogeweyselaan	Office and Warehouse	2,663
Koeltechniek. Nederland B.V.	Unit 118, Pampuslaan	Office and Warehouse	825
Moekes Maaltijd B.V.	Unit 126, Pampuslaan	Office and Warehouse	840
SolarClarity B.V.	Hogeweyselaan 119	Office and Warehouse	1,400
TOTAL		-	8,250

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €30,000 within our valuation.
According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.
ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.
We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.
We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the environmental risk assessment identified a very low risk to site users and low risk to groundwater and surface water from historical activities at the site.
The potential environmental risk associated with asbestos containing materials in the building fabric is assessed to be moderate to site users / maintenance workers. The level of risk reflects the potential severity of the consequence of exposure and can be managed through implementation of the recommendations.
Risk from current storage and handling of hazardous chemicals is assessed as low to site users, groundwater and surface water.
The risk from former off-site land uses / known residual contamination is assessed as very low.
We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcels are held freehold by Multi-Let Industrial Property 12 B.V. and registered as follows:

Municipality:	Weesp
Section:	C
Numbers:	1891; 1889; 1886
Total Area:	9,423 sq m

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.
We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.
INCOME PROFILE	The subject property is fully let to 5 tenants on a WALL of 2.9 years. The current rental income is € 441,896per annum. The ERV for the leased part is estimated at € 491,790 per annum, we are therefore of the opinion the property is under-rented.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

Type & Calculation	Source	Effective	Amount
Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€ 30,000
Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start / renewal No Repeat	-
Rent Free: Fixed Amount	Rent Roll	On Valuation No Repeat	€87,067
TOTAL ON VALUATION			€ 117,067

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount
Management: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 8,838
Property tax: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 9,836
Water tax: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 1,229
Insurance: 1.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 6,147
Sewage charge: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 1,229
Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€ 33,000
Void Costs: 2% of ERV	Borrower Estimate	On Valuation On All Voids	€ 0
TOTAL: ON VALUATION			€ 27,279

Void and Rent-Free Allowances:
Regarding the vacant unit, we have allowed for a current void period of 6 months.
VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:

Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)
Office	2,649	80	211,920
Warehouse	5,601	50	280,050
Total	8,250	60	491,970

Opinion of Market Rent
Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

appended comparables indicate a (blended) range from € 58 per sq m per annum to € 65 per sq m per annum.
Within the evidence table appended, we would highlight the property in Jarmuiden 21, Amsterdam as best comparable and therefore of greatest relevance in terms of similar appearance, state of repair, eaves height and location.
The aforementioned rental values produce a total gross rental value of € 491,790 per annum or an average of circa € 60 per sq m. The agreed rental income amount to € 441,896 per annum or an average of circa € 54 per sq m. We are of the opinion that the subject property is under-rented.

Opinion of Valuation Yields
Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.
Indicative net initial yields for prime logistics property are currently quoting 3.5% and 5.5% for prime industrial estates. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.
Within the evidence table appended, we would highlight the following. The transactions at the Jan Van Krimpenweg 1+ 21-26, Haarlem and Weesperstraat 124-128, Diemen are most comparable to the subject property as these are also smaller scale multi let assets in reasonably good locations.
We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 5.80% to 8.32% and also taking into account the current market conditions and the WAULT to expiry by current income of 2.9 years, we have adopted a split yield approach, targeting the following rates:
- Vacant = 7.00%
- Let = 6.25%
The approach results in a blended equivalent yield of 6.25% and a net initial yield of circa 6.06% which reflects a capital rate per sq m of € 761, after allowing for purchaser’s costs equating to 9.00%.
On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

€ 6,280,000
(Six million two hundred and eighty thousand Euros)
The unrounded net capital value is € 6,278,546. The gross unrounded capital value is € 6,960,682 including € 562,069 purchaser's costs (9.00%).
VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.
In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 7%.
This results in a net rounded value of €5,170,000, equating to €627 per sq m.
ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €12,465,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.
This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Conakryweg 2, Amsterdam	Industrial	2019, March	5,256	kintetsu world express (kwe)	not available	not available	308,107	58.62	Due to the larger floor area a higher ERV is appropriate for the more small scale units of the subject property.
Jarmuiden 21, Amsterdam	Industrial	2019, January	1,400	rouwservice	not available	not available	88,000	62.86	Similar quality and location. A similar ERV is appropriate.
Tennesseedreef 12, Utrecht	Industrial	2019, July	825	hazyoun	not available	not available	50,000	60.61	Similar quality and location. A similar ERV is appropriate.
Molenvlietweg 26, Aalsmeer	Industrial	2019, September	7,000	lef logistiek	not available	not available	455,000	65.00	Better quality asset. But, due to the larger floor area a higher ERV is appropriate for the more small scale units of the subject property. Overall a slightly lower ERV is appropriate in our opinion.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Berchvliet 3-13, Sierenborch 1, Amsterdam	Industrial/Logistics	20-02-2020	6,108	3.7	549,164	8,075,000	5.80%	1,322	During the transaction, the property was fully let on a WALL of 3.7 years. Due to the superior quality and longer WALL we are of the opinion a sharper yield is appropriate.
Jan Van Krimpenweg 1+ 21-26, Haarlem	Industrial/Logistics	19-10-2020	10,503	7.25	621,655	8,400,000	6.16%	800	This transaction was part of the Vinvest portfolio. During the transaction, the property was fully let to multiple tenants on a weighted average WALL of 7.25 years. The property is in our opinion, slightly under rented (11.56%). The gross initial yield equates to 7.40%. The location and quality of the reference are less. A sharper yield is in our opinion appropriate for the subject property.
Weesperstraat 124-128, Diemen	Industrial/Logistics	19-10-2020	14,605	7.2	575,258	7,560,000	6.19%	518	During the transaction, the property was partially let to multiple tenants on a weighted average remaining lease term of 7.18. The property is in our opinion, slightly over rented. The gross initial yield is 7.6%. Location and quality of the

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

subject property are considered slightly superior.
Energieweg 132, Mijdrecht	Industrial	19-10-2020	1,776	5.7	188,188	1,800,000	8.32%	1,014	During the transaction, the property was fully let to Florentin on a 5.7 year remaining lease term. The property is in our opinion, slightly under rented. Location and quality of the reference are inferior.

PROPERTY ID:	nlrave - Ravenswade 54-56
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Ravenswade 54-56 - Ravenswade 54-56, Nieuwegein, 3439 LD, Netherlands

VALUATION METRICS	(currency - EUR)		KEY FACTS
Metric	Value		Metric	Value
Market Value	3,220,000		Total Area (sq m)	2,997
Market Value (per sq m)	1,074		WAULT to Break by Rent	1.53
Net Initial Yield	6.22%		WAULT to Break by ERV	1.59
Reversionary Yield	6.91%		WAULT to Expiry by Rent	1.53
Equivalent Yield	6.73%		WAULT to Expiry by ERV	1.59
Gross Income (p.a.)	234,328		Percentage of Vacancy (Area)	25.49%
Gross Income (p.a.) (per sq m)	78		Percentage of Vacancy (ERV)	25.49%
*Adj. Gross Income	234,328	**	Number of Tenants	5
Adj. Gross Income (per sq m)	78		Current Voids (months)	18
Net Income (p.a.)	218,151
Net Income (p.a.) (per sq m)	73
Gross Rental Value	269,730
Gross Rental Value (per sq m)	90
Capital Expenditure	-67,892
Transaction Costs	8.99%
Over / Under Rented	16.60%
* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:49

PROPERTY ID:	nlrave - Ravenswade 54-56
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:49

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

RAVENSWADE 54-56, NIEUWEGEIN, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
MAURITS VAN HAARE HEIJMEIJER	14 JANUARY 2020	1 FEBRUARY 2020	OFFICE

KEY VALUATION FACTORS

STRENGTHS		WEAKNESSES
■	Multi-tenanted	■	Vacancy
■	Multi-use	■	Dated appearance (externally)
■	Favourable layout

OPPORTUNITIES		THREATS
■	Decreasing investor appetite for secondary office product	■	Economic uncertainty due to Covid-19 outbreak
■	Lease the vacant space
■	Extend lease term with current tenants

LOCATION & SITUATION

LOCATION

Nieuwegein is a city and a municipality in the province of Utrecht. Nieuwegein is circa 40 kilometres south of Amsterdam. More precisely it lies about 7 km south of the city of Utrecht. It borders on the Lek River in the south. On the other side of the river is Vianen. To the west lies IJsselstein, to the east is Houten. The population of the municipality Nieuwegein is circa 62,000. The total land area of Nieuwegein is circa 24 sq. km.

Nieuwegein was formed on the July 1, 1971, when the former municipalities of Jutphaas and Vreeswijk merged. The new town was built for the expanding population of the city of Utrecht and has grown rapidly.

In the past ten years Nieuwegein has acquired a distinct profile as an office city. The favourable location adjacent to Utrecht, the excellent road accessibility and the wide availability of office locations contributed greatly to this. Due to the recent growth in office space, total office stock in the city is relatively young. The ICT sector is a large consumer of office space in Nieuwegein, while other important users are found in the business services sector.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Distances from Nieuwegein to other major cities are: 40 kilometres to Amsterdam, 70 kilometres to Rotterdam, 65 kilometres to The Hague and 7 kilometres to Utrecht.
Nieuwegein is surrounded by three motorways; the A2 to the west, the A12 to the north and the A27 to the east. Nieuwegein is connected to Utrecht and IJsselstein by the light rail line. There is a pedestrian ferry across the river Lek to Vianen. Three canals flow through Nieuwegein: the Amsterdam-Rhine Canal, the Lek River and the Merwede Canal.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property is located at Ravenswade 54-56 and comprises two similar office buildings of circa 1,500 sq m each, divided over ground and first floor. The subject property comprises in total 2,997 sq m and is located on a business park between Nieuwegein and Utrecht. The office buildings are constructed around a concrete superstructure, with double glazed windows set in aluminium frames and flat roofs.
The buildings were constructed around 1991.
Summary of known specification:
	Characteristic	Result
	Built / Renovation	1991 (approximately)
	Eaves Height	7 metres
	Site Coverage Ratio	32%

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas

FLOOR / UNIT	USE	SQ M
54R-S	Office	191
Unit 54S, 54 R BG, 54W	Office	1,103
Unit 54V	Office	189
Unit 56R	Office / Retail	375
Unit 56RS	Office / Retail	375
Unit 56S	Office	764
TOTAL	-	2,997

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €55,000 within our valuation.
According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.
We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.
We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that there are slightly elevated concentrations of mineral oil and barium and xylene in the groundwater and there is potential for migration of contaminants from neighbouring off-site light industrial properties. Risks are expected to be very low and low.
We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcels are held freehold by MLET Netherlands 2 Holding B.V. and registered as follows:
	Municipality:	Jutphaas
	Section:	E
	Numbers:	3813
	Total Area:	5165 sq m

Comments

■

We have encountered several (regular) perpetual clauses and/or easements (zakelijke rechten) on the parcels. We expect that these clauses and/or easements will have no effect on the value of the property. We however are no legal advisors and can give no warranties regarding the absence of value influencing clauses and/or easements.

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.
We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.
INCOME PROFILE

The subject property is partially let to 5 tenants on a WALL of 1 year and 7 months. The vacancy equates to 764 metres which equals 25% of the total lettable floor area. The ERV for the vacancy equates to € 68,760 per annum. The current rental income is € 234,328 per annum. The ERV for the leased part is estimated at € 200,970 per annum, we are therefore of the opinion the property is over-rented. The ERV for the entire property equates to € 269,730 per annum.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS

Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

	Capital Expenditure:
	Type & Calculation	Source	Effective	Amount
	Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€55,000

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

	Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start / renewal No Repeat	€12,893
	TOTAL ON VALUATION			€67,893

	Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Management costs on Voids: 2% of market rent	Borrower Estimate	On all Voids	€1,719
	Management: 2% of rental revenue	Borrower Estimate	On Valuation	€6,062
	Property Tax: 2% of market rent	Borrower Estimate	On Valuation	€5,395
	Water Tax: 0.25% of market rent	Borrower Estimate	On Valuation	€674
	Insurance: 1.25 % of market rent	Borrower Estimate	On Valuation	€3,372
	Sewage Charge: 0.25 % of market rent	Borrower Estimate	On Valuation	€674
	Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€11,988
	TOTAL: ON VALUATION			€17,896

	Void and Rent-Free Allowances:
	Regarding the vacant unit, we have allowed for a current void period of 18 months.
VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)
Office	2,997	90	269,730
Total	2,997	90	269,730

Opinion of Market Rent

Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 89 per sq m per annum to € 108 per sq m per annum.

Within the evidence table appended, we would highlight the property at the Newtonbaan Nieuwegein as best comparable and therefore of greatest relevance in terms of nature, use and location. However, we are of the opinion that the location of the property is slightly better.

The aforementioned rental values produce a total gross rental value of € 269,730 per annum or an average of circa € 90 per sq m. The agreed rental income amounts to € 234,328 per annum or an average of circa € 78 per sq m. On valuation, 25% (764 sq m) of the property is vacant. The ERV of the leased part amounts to € 200,970. We are therefore of the opinion that the leased part of the subject property is over-rented.

Opinion of Valuation Yields

Currently, we witness few transactions for secondary offices within the Netherlands. This follows a significant drop in investment demand in March 2020 at the beginning of the COVID-19 pandemic in the Netherlands. For transactions which do occur we observe a slight increase in yields compared to pre-Covid yield levels. Since March 2020, yields for secondary and major provincial office locations have moved out 10 and 40 bps respectively. We expect markets for prime and secondary offices to pick up quickly after lockdown measures are lifted and yields will then again be under pressure. For provincial and tertiary locations, we believe demand for offices will be subdued and the premium on the yield will be maintained.

Within the evidence table appended, we would highlight the following. The lower end of the yield range is indicated by the property located in Delft. The yield of the property is distorted due to the vacancy. We are of the opinion that this comparable is superior located, but is of inferior quality.

We would highlight the comparable in Harderwijk as the best comparable property. The inferior location is balanced out by superior quality in terms of occupancy, compared to the subject property. The unexpired terms over the occupied space would largely be considered similar. Therefore we have allowed for a comparable equivalent yield for the subject property.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income,

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 5.47% to 7.92% and also taking into account the current market conditions and the WAULT to expiry by current income of 1 year and 7 months, we have adopted a split yield approach, targeting the following rates:

- Let = 6.5%
- Vacancy = 7.5%

The approach results in a blended equivalent yield of 6.72% and a net initial yield of circa 6.22% which reflects a capital rate per sq m of € 1,074, after allowing for purchaser’s costs equating to 9.00%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 3,220,000
(Three million two hundred twenty thousand Euros)
The unrounded net capital value is € 3,218,128. The gross unrounded capital value is € 3,561,881 including € 229,422 purchaser's costs (7.00%).
VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.
In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 18 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 7.5%.
This results in a net rounded value of €2,570,000, equating to €858 per sq m.
ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. Forindicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €4,650,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS		PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Newtonbaan Nieuwegein	5,	Office	01/02/2020	1,109	-	-	-	€ 105,000	€ 95	Comparable quality, superior location
Brinkwal Nieuwegein	3,	Office	01/03/2020	191	-	-	-	€ 21,010	€ 95	Comparable quality, superior location
Eendrachtlaan Utrecht	98,	Office	01-02-2019	185	-	-	-	€ 16,500	€ 89	Inferior quality, superior location
Constructieweg Nieuwegein	1B,	Office	01-05-2019	301	-	-	-	€ 32,500	€ 108	Superior quality, comparable location

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Oosteinde 17, Harderwijk	Office	24/12/2020	2,290	2.2	€ 192,000	€ 2,300,000	6.72%	1,004	inferior location, superior quality with limited vacancy at the time of sale.
Kalfjeslaan 2 Delft,	Office	27/9/2019	4,200 sq m	2.1	€ 294,302	€ 4,260,000	5.47%	1,014	Superior location, inferior quality. Property un 1/3th vacant, causing a distorted yield profile
Prins Willem- Alexanderlaan 201, 201A, 201B, Apeldoorn	Office	22-05-2019	2,447	3.7	€ 199,746	€ 2,000,000	7.92%	817	Inferior quality and location
Oostplein 410, Rotterdam	Office	25-04-2018	4,203	5.5	€ 462,544	6,200,000	6.48%	1,475	Superior location and higher quality but dated transaction.

PROPERTY ID:	nlrijn - Rijnkade 15-17
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Rijnkade 15-17 - Rijnkade 15-17, Weesp, 1382 GS, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	3,770,000
Market Value (per sq m)	814
Net Initial Yield	7.32%
Reversionary Yield	6.21%
Equivalent Yield	6.25%
Gross Income (p.a.)	315,525
Gross Income (p.a.) (per sq m)	68
*Adj. Gross Income	315,525
Adj. Gross Income (per sq m)	68
Net Income (p.a.)	300,573
Net Income (p.a.) (per sq m)	65
Gross Rental Value	288,045
Gross Rental Value (per sq m)	62
Capital Expenditure	-93,132
Transaction Costs	9.00%
Over / Under Rented	9.54%

KEY FACTS

	Metric	Value
	Total Area (sq m)	4,632
	WAULT to Break by Rent	1.82
	WAULT to Break by ERV	1.83
	WAULT to Expiry by Rent	1.82
	WAULT to Expiry by ERV	1.83
	Percentage of Vacancy (Area)	0.00%
	Percentage of Vacancy (ERV)	0.00%
**	Number of Tenants	8
	Current Voids (months)	-

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:49

PROPERTY ID:	nlrijn - Rijnkade 15-17
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:49

ON BEHALF OF: PROJECT NAME:	MORGAN STANLEY MSTAR

2PROPERTY REPORT

RIJNKADE 15-17, WEESP, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
DEVIN UMMELS	14 JANUARY 2019	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS
STRENGTHS			WEAKNESSES
■	Office/warehouse ratio	■	Quality

■	Location in greater Amsterdam area	■	Accessibility

■	Located at the beginning of the business estate

OPPORTUNITIES			THREATS
■	Increasing investor appetite	■	Macro-economic uncertainty (i.e. Trade Wars; Brexit)

■	Extend lease term with current tenants	■	Further deterioration of quality

LOCATION & SITUATION
LOCATION	Weesp is a town and municipality located in the western part of The Netherlands in the province Noord-Holland. In 2016 Weesp counted approximately 18,600 inhabitants. The city centre of Weesp is considered to be rather historical with more than 200 monumental buildings. Weesp is strategically located in between the cities Amsterdam and Utrecht and recently voted to become part of the Municipality of Amsterdam. Weesp can be divided into several districts: Aetsveld (residential neighbourhood); Bloemendalerpolder (grassland area zoned for housing, development started recently); Industrieterrein Noord (industrial district); Van Houten Industriepark; and Leeuwenveld (residential neighbourhood). The motorway A1 (Amsterdam – Hengelo) is situated at the north side of Weesp. Weesp is furthermore connected to the provincial road N236 which also provides access to the main road A9 (Amsterdam – Alkmaar). Weesp also benefits from a train station which is strategically located in between the train stations of Amsterdam/Schiphol and Almere/Hilversum.

ON BEHALF OF: PROJECT NAME:	MORGAN STANLEY MSTAR

PROPERTY DESCRIPTION
DESCRIPTION	The subject property is located at Rijnkade 15-17 is an industrial complex located in Weesp alongside the Rijnkade. The subject property comprises in total 4,633 sq m lettable floor area divided over thee units, some of which are subdivided. Each unit has a small office component and at minimum one overhead door. The construction is of steel columns with façade comprising insulated panels/brickwork and a flat roof presumed to be covered with bitumen.

	The building was constructed in 1979 and the clear height is circa 6 metres. There is ample parking and manoeuvring space available on site.

	Summary of known specification:

	Characteristic	Result
	Built / Renovation	1979
	Eaves Height	6 metres
	Warehouse (% of LFA)	62%
	Site Coverage Ratio	80%
	Source: BAG viewer and Kadaster

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas

TENANT	UNIT	USE	SQ M
Ad. A. Klein Transporttechniek B.V.	Unit 15	Office and Warehouse	480
Dhr. P.M. de Vries t.h.o.d.n. Improve Betononderhoud	Unit 15A	Office and Warehouse	475
D&R Electronica B.V.	Unit 15B	Office and Warehouse	521
JetDrinks B.V.	Unit 16	Office and Warehouse	729
Feyecon Development & Implementation B.V.	Unit 16A	Office and Warehouse	750
D.J. Koks-Oosterbroek t.h.o.d.n. Pedicuregroothandel Het Goo	Unit 17	Office and Warehouse	520
Feyecon D&I B.V.	Unit 17A	Office and Warehouse	666
Stichting Jakop Ahlbom Company	Unit 17B	Office and Warehouse	492
TOTAL		-	4,633

DUE DILIGENCE
STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment

ON BEHALF OF: PROJECT NAME:	MORGAN STANLEY MSTAR

less completed spend in 2020, we have included the immediate and 2-5 years capex of €59,375 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the environmental risk assessment identified a very low potential environmental risk to site users and a low risk to groundwater and surface water from known contaminants in soil and groundwater at the site.

The potential environmental risks from potential contamination from the multi-let light industrial use since the 1970s including potential for leaks and spills from current storage and handling of chemicals are assessed as very low risk to site users and low to groundwater and surface water.

The potential environmental risk associated with presence of asbestos containing floor covering material in unit 17 is assessed to be moderate to site users / maintenance workers. The level of risk reflects the potential severity of the consequence of exposure and can be managed through regular monitoring and management of asbestos materials on site.

The potential environmental risk from off-site land uses is assessed as low to site users and maintenance workers.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF: PROJECT NAME:	MORGAN STANLEY MSTAR

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcels are held freehold by MLET Netherlands 2 Holding B.V. and registered as follows:

	Municipality:	Weesp

	Section:	C

	Numbers:	1440

	Total Area:	6,375 sq m

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.

We understand prior written permission of the municipality of Weesp is required for transfer the property as long as the obligation to build the industrial buildings has not yet been met. This provision was included in a deed dated 22 August 1997. Once the building obligation has been fulfilled, permission for transfer is no longer required. We have therefore assumed this option no longer exists.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE	The subject property is fully let to 8 tenants on a WALL of 1.8 years. The current rental income is € 315,525 per annum. The ERV is estimated at € 288,045 per annum, we are therefore of the opinion the property is slightly over-rented.

There is no tenant which has a significant amount of the total rental income/lettable floor area. We are of the opinion the property has a good income profile due to the multi-tenant occupancy.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:
	Type & Calculation	Source	Effective	Amount
	Capital	Technical Due	On Valuation	€ 59,375
	Expenditure: Fixed	Diligence
	Amount		No Repeat

ON BEHALF OF: PROJECT NAME:	MORGAN STANLEY MSTAR

	Letting Fees: 15%	CBRE Estimate	On lease start	-
	of Rental Value of		/ renewal
the vacant space
No Repeat
	Rent Free: Fixed	Rent Roll	On Valuation	€33,757
Amount
No Repeat
	TOTAL ON			€ 93,132
VALUATION

Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Management: 2%	CBRE estimate	On Valuation	€ 6,311
of ERV
In perpetuity
	Property tax: 2% of	CBRE estimate	On Valuation	€ 5,761
ERV
In perpetuity
	Water tax: 0.25%	CBRE estimate	On Valuation	€ 720
of ERV
In perpetuity
	Insurance: 1.25%	CBRE estimate	On Valuation	€ 1,440
of ERV
In perpetuity
	Sewage charge:	CBRE estimate	On Valuation	€ 720
0.25% of ERV
In perpetuity
	Maintenance:	Borrower	5 Year Delay	€ 18,528
	€ 4.00 per sq m	Estimate
In perpetuity
	Void Costs: 2% of	Borrower	On Valuation	€ 0
	ERV	Estimate
On All Voids
	TOTAL: ON			€ 14,952
VALUATION

Void and Rent-Free Allowances:

Considering the property is fully let and the reletting potential is considered good we have not allowed for a void period.

VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:

	Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)
	Office	1,768	90	159,192

ON BEHALF OF: PROJECT NAME:	MORGAN STANLEY MSTAR

Warehouse	2,865	45	128,925

Total	4,633	62	288,117

Opinion of Market Rent

Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 58 per sq m per annum to € 65 per sq m per annum.

Within the evidence table appended, we would highlight the property in Jarmuiden 21, Amsterdam as best comparable and therefore of greatest relevance in terms of similar appearance, state of repair, eaves height and location.

The aforementioned rental values produce a total gross rental value of € 288,045 per annum or an average of circa € 62 per sq m. The agreed rental income amount to € 315,525 per annum or an average of circa € 67 per sq m. We are of the opinion that the subject property is over-rented.

Opinion of Valuation Yields

Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.

Indicative net initial yields for prime logistics property are currently quoting 3.5% and 5.5% for prime industrial estates. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.

Within the evidence table appended, we would highlight the following. The transactions at the Jan Van Krimpenweg 1+ 21-26, Haarlem and Weesperstraat 124-128, Diemen are most comparable to the subject property as these are also smaller scale multi let assets in reasonably good locations. We would draw comparison between the achieved initial yields and our adopted equivalent yield for this particular property given the level of current over-rent which is having an influence. In this regard, having regard to the location of the asset against the superior income profile of the evidence, only a slightly higher equivalent yield has targeted.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 5.80% to 8.23% and also taking into account the current market

ON BEHALF OF: PROJECT NAME:	MORGAN STANLEY MSTAR

conditions and the WAULT to expiry by current income of 1 year 9 months. We have applied an equivalent yield of 6.25%.

The approach results in a net initial yield of circa 7.32% which reflects a capital rate per sq m of € 814, after allowing for purchaser’s costs equating to 9.00%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 3,770,000

(Three million seven hundred seventy thousand Euros)

The unrounded net capital value is € 3,768,407. The gross unrounded capital value is € 4,200,696 including € 339,157 purchaser's costs (9.00%).

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 6.75%.

This results in a net rounded value of €3,160,000, equating to €682 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €7,040,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF: PROJECT NAME:	MORGAN STANLEY MSTAR

RENTAL EVIDENCE
PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH(YEARS)	BREAK OPTION	RENT(P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Conakryweg 2, Amsterdam	Industrial	2019, March	5,256	kintetsu world express (kwe)	not available	not available	308,107	58.62	Due to the larger floor area a higher ERV is appropriate for the more small scale units of the subject property.
Jarmuiden 21, Amsterdam	Industrial	2019, January	1,400	rouwservice	not available	not available	88,000	62.86	Similar quality and location. A similar ERV is appropriate.
Tennesseedreef 12, Utrecht	Industrial	2019, July	825	hazyoun	not available	not available	50,000	60.61	Similar quality and location. A similar ERV is appropriate.
Molenvlietweg 26, Aalsmeer	Industrial	2019, September	7,000	lef logistiek	not available	not available	455,000	65.00	Better quality asset. But, due to the larger floor area a higher ERV is appropriate for the more small scale units of the subject property. Overall a slightly lower ERV is appropriate in our opinion.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Berchvliet 3-13, Sierenborch 1, Amsterdam	Industrial/Logistics	20-02-2020	6,108	3.7	549,164	8,075,000	5.80%	1,322	During the transaction, the property was fully let on a WALL of 3.7 years. The equivalent yield amounts to 5.80%. Due to the superior quality and longer WALL we are of the opinion a sharper yield is appropriate.
Jan Van Krimpenweg 1+ 21-26, Haarlem	Industrial/Logistics	19-10-2020	10,503	7.25	621,655	8,400,000	6.16%	800	This transaction was part of the Vinvest portfolio. During the transaction, the property was fully let to multiple tenants on a weighted average WALL of 7.25 years. The property is in our opinion, slightly under rented (11.56%). The gross initial yield equates to 7.40%. The location and quality are considered inferior but with better income profile.
Weesperstraat 124-128, Diemen	Industrial/Logistics	19-10-2020	14,605	7.2	575,258	7,560,000	6.19%	518	During the transaction, the property was partially let to multiple tenants on a weighted average remaining lease term of 7.18. The property is in our opinion, slightly over rented. The gross initial yield is 7.6%.

ON BEHALF OF: PROJECT NAME:	MORGAN STANLEY MSTAR

Location is inferior whilst quality of income is better.
Energieweg 132, Mijdrecht	Industrial	19-10-2020	1,776	5.7	188,188	1,800,000	8.32%	1,014	During the transaction, the property was fully let to Florentin on a 5.7 year remaining lease term. The property is in our opinion, slightly under rented. Location and quality of the reference are inferior.

PROPERTY ID:	nlslui - Sluispolderweg
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Sluispolderweg - Sluispolderweg, Zaandam, 1505 HJ, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	15,150,000
Market Value (per sq m)	778
Net Initial Yield	4.35%
Reversionary Yield	7.24%
Equivalent Yield	7.02%
Gross Income (p.a.)	825,420
Gross Income (p.a.) (per sq m)	42
*Adj. Gross Income	825,420
Adj. Gross Income (per sq m)	42
Net Income (p.a.)	717,882
Net Income (p.a.) (per sq m)	37
Gross Rental Value	1,390,940
Gross Rental Value (per sq m)	71
Capital Expenditure	-346,916
Transaction Costs	9.00%
Over / Under Rented	-39.13%
	KEY FACTS
	Metric	Value
	Total Area (sq m)	19,474
	WAULT to Break by Rent	2.09
	WAULT to Break by ERV	1.64
	WAULT to Expiry by Rent	2.09
	WAULT to Expiry by ERV	1.64
	Percentage of Vacancy (Area)	2.57%
	Percentage of Vacancy (ERV)	2.52%
**	Number of Tenants	21
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:49

PROPERTY ID:	nlslui - Sluispolderweg
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:49

ON BEHALF OF: PROJECT NAME:	MORGAN STANLEY MSTAR

PROPERTY REPORT

SLUISPOLDERWEG 4, ZAANDAM, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
DEVIN UMMELS	14 JANUARY 2019	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

	STRENGTHS		WEAKNESSES
■	Accessibility	■	Vacancy
■	Access to water	■	Dated
■	Nearly fully let
	OPPORTUNITIES		THREATS
■	Increasing investor appetite	■	Greenfield developments in the area

■	Lease the vacant space	■	Macro-economic uncertainty (i.e. Trade Wars; Brexit)

■	Extend lease term with current tenants	■	Boat storage very specific use

LOCATION & SITUATION

LOCATION	Zaandam is located in the western part of The Netherlands. It is the largest town (nearly 74,000 inhabitants) of Zaanstad, a midsized municipality with circa 153,000 inhabitants in the Province of North Holland, close to the Dutch capital Amsterdam. In fact, Zaandam is located immediately north of the North Sea Canal, the direct link for sea-going vessels from the North Sea to the western dock areas of Amsterdam.

The Zaan River – for inland carrying trade to Alkmaar and Den Helder – discharges into the North Sea Canal and splits Zaandam in two areas. The city centre of Zaandam is on the western bank of the Zaan River and the largest industrial estates are near the river mouth.

Zaandam has a strong industrial history and even today the town and surrounding villages, the so-called Zaanstreek, accommodate various companies for the transhipment of cacao and wood.

ON BEHALF OF: PROJECT NAME:	MORGAN STANLEY MSTAR

Zaandam is the most important retail location of Zaanstad and the surrounding villages. The main shopping area of Zaandam is the centre, where also two relatively large shopping centres are located. Furthermore, Zaandam has a furniture strip Zaanplein (approx. 27,000 sq m) in the port area.

Zaandam and surroundings are the place of business for a number of well-known Dutch companies like Cacao De Zaan, Gerkens Cacao, Duyvis and United Biscuits. Furthermore, Zaandam has always been the home base of supermarket chain Albert Heijn.

Zaandam is situated directly alongside the motorway A8 and close to the junction with the A7.

Accessibility by public is also good, there is a train station and several bus lines.

PROPERTY DESCRIPTION

DESCRIPTION	The subject property is located at Sluispolderweg in Zaandam and more or less comprises of two complexes.

One complex is a multi-tenant industrial complex comprising multiple units which comprise both office and warehouse space. The total LFA equates to 19,474 sq divided over 17 units in two building parts.

The building was constructed in 1980, the office is divided over a ground and first floor. The warehouse is located on the ground floor, the clear height of the warehouse is circa 7 metres.

The second complex is a shipyard which has access to open water. The building also has a dedicated office part. The total LFA equates to 9,732 sq m of which circa 930 sq m is office area. The shipping yard is in use for winter storage and reparation of yachts.

The building was constructed in 1970, the office is divided over a ground and first floor. The warehouse is located on the ground floor, the clear height of the warehouse is circa 12 metres.

Summary of known specification:

	Characteristic	Result
	Built / Renovation	1970/1980
	Eaves Height	7/12 metres
	Warehouse (% of LFA)	95%
	Site Coverage Ratio	51%
Source: Schedule provided by client.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

ON BEHALF OF: PROJECT NAME:	MORGAN STANLEY MSTAR

Floor Areas
TENANT	UNIT	USE	SQ M
Merak Nederland B.V.	Unit 2 & 2A	Warehouse	1,008
Nice thingZ V.O.F.	Unit 2B	Warehouse	500
Vacancy	Unit 2C	Warehouse	500
Cooperatieve Vereniging Massief U.A.	Unit 2D	Warehouse	500
Dhr. A.W. Boekel h.o.d.n. ABK	Unit 2E	Warehouse	500
Renovatiewerken	Unit 2F	Warehouse	504
Zilotect B.V.
NS Vastgoed B.V.	Unit 2G	Warehouse	500
Bayar Fixing B.V.	Unit 2H	Warehouse	497
Crown Deck B.V.	Unit 2J	Warehouse	500
Groeneveld Verhuizingen B.V.	Unit 2K	Warehouse	505
De Dagtochten Specialist B.V.	Unit 4	Warehouse	494
Dhr. T. Coban h.o.d.n. eenmanszaak	Unit 4A	Warehouse	487
T.C. Loodgietersbedrijf
Garage Bakker en Van Opmeer v.o.f.	Unit 4B	Warehouse	486
Euromaster Bandenservice B.V.	Unit 4C & 4G	Warehouse	998
Holland Parcel Express B.V.	Unit 4D	Warehouse	500
Kemachara B.V.	Unit 4E	Warehouse	500
Euromaster Bandenservice B.V.	Unit 4F	Warehouse	493
IFO International Forwarding Office B.V.	Unit 8	Office	638
Zaanse Zeilmakerij V.O.F.	Unit 8 Office, Ground	Warehouse	188
	Floor
Orange Nautical Services B.V.	Unit 8A	Office/Warehouse	9,069
Adam Canvas B.V.	Unit 8B	Office	107
TOTAL		-	19,474

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €335,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if

ON BEHALF OF: PROJECT NAME:	MORGAN STANLEY MSTAR

investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the environmental risk assessment identified a very low risk to site users and moderate / low risk to groundwater and surface water from historical activities at the site.

The potential environmental risk associated with asbestos containing materials is assessed to be moderate to site users / maintenance workers. The level of risk reflects the potential severity of the consequence of exposure and can be managed through implementation of the recommendations.

Risk from current storage and handling of hazardous chemicals are assessed as very low to site users and low to groundwater and surface water.

The risk to site users from known off-site contaminants migrating to the subject site is assessed as very low.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF: PROJECT NAME:	MORGAN STANLEY MSTAR

TENURE	We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

According to the information available from the Land Registry Office (Kadaster) the parcels are held leasehold from the municipality of Zaandam by Multi-Let Industrial Property 25 B.V. and registered as follows:

	Municipality:	Zaandam

	Section:	E

	Numbers:	1493

	Total Area:	38,252 sq m

Comments
■ The property is held on a perpetual leasehold.

■ The current ground rent equates € 38,026 per annum.

■ The current term expires on 31 May 2038.

■ During the term of the leasehold, the ground rent will not be reviewed. At the end of the leasehold, the municipality will either offer the leaseholder the possibility to purchase the bare ownership or make an offer to extend the leasehold. If the leaseholder cannot agree with the proposed ground value and ground lease, this will be determined by three experts.

■ For valuation purposes we have assumed the current ground rent in perpetuity.

Based on the information provided, we understand the property is held leasehold.

INCOME PROFILE	The subject property is partially let to 19 tenants on a WALL of 1.65 years. The vacancy equates to 500 metres which equals 2.6% of the total lettable floor area. The ERV for the vacancy equates to € 35,000 per annum. The current rental income is € 825,420 per annum. The ERV for the leased part is estimated at € 1,355,940 per annum, we are therefore of the opinion the property is significantly under-rented. The ERV for the entire property equates to € 1,390,940 per annum.

The largest tenant in the property is Orange Nautical Services B.V. which produces a total rental income of € 205,794 per annum. This equals circa 26% of the total rental income and 47.5% based on ERV.

The company is a private owned business which offers services for luxury yachts. The company has been offering their services since 2006 and we are not aware of any current or historic payments issues. We are therefore of the opinion the investment market would view the tenant as providing adequate covenant strength.

ON BEHALF OF: PROJECT NAME:	MORGAN STANLEY MSTAR

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:
	Type & Calculation	Source	Effective	Amount
	Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€335,000
	Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start / renewal No Repeat	€5,250
	Rent Free: Fixed Amount	Rent Roll	On Valuation No Repeat	€6,666
	TOTAL ON VALUATION			€346,916

Revenue Deductions:

	Type & Calculation	Source	Effective	Annual Amount
	Management: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 17,208
	Property tax: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 27,819
	Water tax: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 3,477
	Insurance: 1.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 17,387
	Sewage charge: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 3,477
	Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€ 77,896
	Void Costs: 2% of ERV	Borrower Estimate	On Valuation On All Voids	€ 700

ON BEHALF OF: PROJECT NAME:	MORGAN STANLEY MSTAR

	Ground Rent: 1.98/sqm of Area	Borrower Estimate	On Valuation In perpetuity	€ 38,169
	TOTAL: ON VALUATION			€108,237

	Void and Rent-Free Allowances:

	Regarding the vacant unit, we have allowed for a current void period of 12 months.

VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:

	Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)
	Office	1,388	90	124,920
	Warehouse	18,086	70	1,266,020

	Total	19,474	71	1,390,940

	Opinion of Market Rent

	Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 62 per sq m per annum to € 85 per sq m per annum. We have considered the evidence from within the property itself agreed in 2020 which indicate rates of between €77 and €80 per sq m, which we do consider to be slightly ahead of the market but justify our market rent at the levels adopted. There is limited evidence from the immediate area we can reference.

	Within the evidence table appended, we would highlight the property at the Jarmuiden as best comparable and therefore of greatest relevance in terms of similar appearance, state of repair and eaves height though located on a slightly better location.

	The aforementioned rental values produce a total gross rental value of € 1,390,940 per annum or an average of circa € 71 per sq m. The agreed rental income amount to € 825,420 per annum or an average of circa € 42 per sq m. We are of the opinion that the subject property is under-rented.

	Opinion of Valuation Yields

	Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Indicative net initial yields for prime logistics property are currently quoting 3.5% and 5.5% for prime industrial estates. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.

Within the evidence table appended, we would highlight the following. The subject property comprises different building types. One is a good functioning multi let industrial complex. For which we believe the Segment 5-7, Duiven is best comparable however, due to a superior location for the subject property a sharper yield is appropriate. The second is a shipyard which is considered to be a very specific type of use. Based on valuations from other shipyards in the vicinity, and a recent transaction, we see that there is strong interest for shipyard properties in the area. This is mainly due to the strategic location near Amsterdam.

The Vredeweg 32, Zaandam was sold in vacant possession at € 628 per sq m. This asset is of similar quality but does not benefit from a large outside space. Also the subject property is leased and can be considered a ‘going concern’ we are of the opinion a higher value is appropriate. Also due to the larger amount of outside space. We have therefore valued the shipyard at € 720 per sq m.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 6.45% to 8.50% and also taking into account the current market conditions and the WAULT to expiry by current income of 1.6 years, we have adopted a split yield approach, targeting the following rates:

-	Vacant = 8.00%

-	Let = 7.00%

The approach results in a blended equivalent yield of 7.02% and NIY of circa 4.35% which reflects a capital rate per sq m of € 778, after allowing for purchaser’s costs equating to 9.00%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€15,150,000

(Fifteen million one hundred fifty thousand Euros)

The unrounded net capital value is € 15,138,429. The gross unrounded capital value is € 16,847,804 including € 1,362,458 purchaser's costs (9.00%).

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION METHODOLOGY – VACANT POSSESSION VALUE

The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 8.00%.

This results in a net rounded value of €12,300,000, equating to €632 per sq m.
ESTIMATED REINSTATEMENT ASSESSMENT

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €29,785,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Computerweg 21, Amsterdam	Industrial	2019, August	270	cortina	not available	not available	23,200	85.93	Less established location but much smaller area and therefore higher ERV.
Arnoudstraat 14, Hillegom	Industrial	2019, May	3,350	equinox mhe (material handling equipment) bv	not available	not available	226,000	67.46	This asset is of similar quality but is located in a less favourable location.
Jarmuiden 21, Amsterdam	Industrial	2019, January	1,400	rouwservice	not available	not available	88,000	62.86	This asset is of inferior quality.
Molenvlietweg 26, Aalsmeer	Industrial	2019, September	7,000	lef logistiek	not available	not available	455,000	65.00	The location is slightly inferior compared to the subject property.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Berchvliet 3-13, Sierenborch 1, Amsterdam	Industrial/Logistics	20- 02- 2020	6,108	3.7	549,164	8,075,000	5.80%	1,322	During the transaction, the property was fully let on a WALL of 3.7 years. Due to the superior quality and longer WALL we are of the opinion a sharper yield is appropriate.
Jan Van Krimpenweg 1+ 21-26, Haarlem	Industrial/Logistics	19- 10- 2020	10,503	7.25	621,655	8,400,000	6.16%	800	This transaction was part of the Vinvest portfolio. During the transaction, the property was fully let to multiple tenants on a weighted average WALL of 7.25 years. The property is in our opinion, slightly under rented (11.56%). The gross initial yield equates to 7.40%. The location and quality of the reference are inferior but with a better income profile.
Segment 5-7, Duiven	Industrial/Logistics	1-7- 2019	7,156	2.7	281,945	3,100,000	8.50%	433	The reference property is fully let to three tenants on a WALL of circa 2.7 years. Our opinion of the ERV equates to € 359,268 per annum. In our opinion the property is therefore under rented by circa 10%. The equivalent yield equates to 8.62%.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

									The subject property is located on a superior location. A sharper yield is appropriate.
Graafstroomstraat 51, Rotterdam	Industrial/Logistics	5-6- 2019	1,820	1.3	149,091	1,775,000	7.85%	975	During transaction the property was fully let to 14 tenants on a WALL of circa 1.3 years. In our opinion the ERV equates to € 182,000 per annum. The property is therefore in our opinion under rented. The net yield before corrections equates to 8.38%. The subject property is located on a superior location, and there has been upward market movement. A sharper yield is appropriate in our opinion.
Vredeweg 32, Zaandam	Shipyard	29- 05- 2019	10,178	0	0	6,400,000	n.a.	€ 628	This transaction concerns a similar type shipyard in the direct vicinity of the subject property. The property was widely marketed and we understand there was significant interest in the asset due to the good location near Amsterdam. This asset was bought in vacant possession. Considering the subject property is leased and can ben considered a ‘going concern’ we are of the opinion a higher

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

value is appropriate. Also due to the larger amount of outside space.

PROPERTY ID:	nlstep - Stepvelden 1-19
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Stepvelden 1-19 - Stepvelden 1-19, Roosendaal, 4704 RM, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	5,150,000
Market Value (per sq m)	482
Net Initial Yield	4.79%
Reversionary Yield	6.77%
Equivalent Yield	6.53%
Gross Income (p.a.)	294,247
Gross Income (p.a.) (per sq m)	28
*Adj. Gross Income	294,247
Adj. Gross Income (per sq m)	28
Net Income (p.a.)	269,226
Net Income (p.a.) (per sq m)	25
Gross Rental Value	448,580
Gross Rental Value (per sq m)	42
Capital Expenditure	-146,855
Transaction Costs	9.01%
Over / Under Rented	-11.61%
	KEY FACTS
	Metric	Value
	Total Area (sq m)	10,682
	WAULT to Break by Rent	4.04
	WAULT to Break by ERV	4.01
	WAULT to Expiry by Rent	4.04
	WAULT to Expiry by ERV	4.01
	Percentage of Vacancy (Area)	24.29%
	Percentage of Vacancy (ERV)	25.79%
**	Number of Tenants	4
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:49

PROPERTY ID:	nlstep - Stepvelden 1-19
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:49

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

STEPVELDEN 1-19, ROOSENDAAL, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
J. BAKKER	14-01-2020	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS		WEAKNESSES

■	Multi-tenanted	■	Not located in a G-4 city

■	Accessibility	■	Vacancy of 2 units

■	Quality

OPPORTUNITIES		THREATS

■	Increasing investor appetite	■	Macro-economic uncertainty(i.e. COVID-19; Trade Wars; Brexit)

■	Extend lease term with current tenants

■	Leasing out vacant space

LOCATION & SITUATION

LOCATION	Roosendaal is located in the South-West of The Netherlands in the Province of Noord-Brabant and has a strategic position in the middle of the triangle “Rotterdam-Breda-Antwerp”. Roosendaal currently has a population in excess of 77,500 spread over more than 107 km². The city has major transport links between the Randstad conurbation and across the national border. For this reason several logistics and transport companies are established in Roosendaal. In the city centre are multiple shopping malls (de Roselaar, Biggelaar and Pasage). In the peripheral West side of Roosendaal the Fashion outlet Centre Rosada is situated which consist of approximately 80 shops and over 100 brands.

The distances from Roosendaal to other major cities are: 25 kilometre to Breda, 60 kilometres to Rotterdam and 50 kilometre to Antwerp. The international train from Amsterdam Schiphol to Antwerp and Brussels stops every hour in Roosendaal. Fast and local trains to Dordrecht/Rotterdam, Bergen op Zoom and Breda also stop in Roosendaal. It has a dense network of motorways; motorway A58 (Eindhoven-Tilburg-Breda-Bergen op Zoom)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

runs along Roosendaal. Highway A17 also connects to Highway A58 from Roosendaal-West to Highway A16 (Rotterdam-Breda-Antwerp) near Moerdijk.

PROPERTY DESCRIPTION

DESCRIPTION

The subject property is located at Stepvelden 1-19 in Roosendaal and is a light industrial complex located in the “Nieuwenberg” Business Park, near to the A17. The subject property comprises in total 10,682 sq m. The property consists of 6 separate units, each between 470 and 3,000 sq m divided into warehouse and office space. Two units are vacant at the time of valuation.

The building was constructed in 1978. The warehouse is located on the ground floor, each unit benefit from (multiple) overhead doors and has office space at the front side of the building divided on the ground and first floor. The eaves height of the warehouse is circa 7 metres.

	Summary of known specification:

	Characteristic	Result
	Built / Renovation	1978
	Eaves Height	7 metres
	No. of loading Doors	1 per unit
	Warehouse (% of GLA)	93%
	Source: Schedule provided by client.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas

FLOOR / UNIT	USE	SQ M
Vacant	Warehouse and office	595
Timyo B.V.	Warehouse and office	470
Vacant	Warehouse and office	2,617
Timyo B.V.	Warehouse and office	3,000
Adexpo B.V.	Warehouse and office	2,000
Timyo B.V.	Warehouse and office	2,000
TOTAL		10,682

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

DUE DILIGENCE

STATE OF REPAIR

CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €129,500 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value. We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the soil appeared in good condition.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcels are held freehold by MLET Netherlands 2 Holding B.V. and registered as follows:

Municipality:	Roosendaal en Nispen

Section:	A

Numbers:	3981

Total Area:	14,435 sq m

Based on information provided, we understand that permission from the municipality of Roosendaal is required for vesting real rights (apart from a right of mortgage) on the Property. We have assumed this does not impact on our opinion of value.

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE	The subject property is partially let to 2 tenants on a WALL of 4,0 years. The vacancy equates to metres which equals 30% of the total lettable floor area. The ERV for the vacancy equates to € 112,420 per annum. The current rental income is € 294,247 per annum. The ERV for the leased part is estimated at € 332,880 per annum, we are therefore of the opinion the property is under rented by circa 12%. The ERV for the entire property equates to € 448,580 per annum.

VALUATION CONSIDERATIONS
COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

Type & Calculation	Source	Effective	Amount
Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation	€129,500
		No Repeat
Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start / renewal No Repeat	€ 17,355

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

TOTAL ON VALUATION	€146,855

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount
Management: 2% of ERV	CBRE estimate	On Valuation	€ 8,199

In perpetuity
Property tax: 2% of ERV	CBRE estimate	On Valuation	€ 8,972

In perpetuity
Water tax: 0.25% of ERV	CBRE estimate	On Valuation	€ 1,121

In perpetuity
Insurance: 1.25% of ERV	CBRE estimate	On Valuation	€ 5,607

In perpetuity
Sewage charge: 0.25% of ERV	CBRE estimate	On Valuation	€ 1,121

In perpetuity
Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay	€ 42,728

In perpetuity
Void Costs: 2% of ERV	Borrower Estimate	On Valuation	€ 2,314

On All Voids
TOTAL: ON VALUATION			€27,334

	Void and Rent-Free Allowances:

	Currently there are two unit vacant we have allowed for 12 months of current void. We are of the opinion relettability is reasonable and have therefore not allowed for a future void period for the running leases.

VALUATION METHODOLOGY–MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:

	Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)

	Office	1,065	60	63,900
	Warehouse	9,617	40	384,680
	Total	10,682	42	448,580

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Opinion of Market Rent

Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 40 per sq m per annum to € 47 per sq m per annum.

Within the evidence table appended, we would highlight the property in Breda as best comparable and therefore of greatest relevance in terms of similar appearance, state of repair, eaves height and location close to the border.

The aforementioned rental values produce a total gross rental value of € 448,580 per annum or an average of circa € 42 per sq m. The agreed rental income amount to € 294,247 per annum or an average of circa € 28 per sq m. Taken into account the ERV of the vacant spaces we are of the opinion that the subject property is under rented by circa 12%.

Opinion of Valuation Yields

Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.

Indicative net initial yields for prime logistics property are currently quoting 4.0%. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 6.1% to 8.1% and also taking into account the current market conditions and the WAULT to expiry by current income of 4 years, we have adopted a split yield approach, targeting the following rates:

- Let = 6.25%

- Vacant = 7.50%

The approach results in a blended equivalent yield of 6.53% and a net initial yield of circa 4.79% (somewhat skewed due to the vacant space) which reflects a capital rate per sq m of €482, after allowing for purchaser’s costs equating to 9.00%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:
€ 5,150,000

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

(Five million one hundred and fifty thousand Euros)

The unrounded net capital value is € 5,153,905. The gross unrounded capital value is € 5,764,611 including € 463,851 purchaser's costs (9.00%).

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 7.5%.

This results in a net rounded value of €4,240,000, equating to €397 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €12,745,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Zinkstraat 1, Breda	Industrial	2020, February	895	Lvinginprojects	not available	not available	40,000	45	Equal quality and a similar location which results in a similar rental value.

Oude Baan 14, Breda	Industrial	April, 2020	385	Party express	not available	not available	18,000	47	Better location and equal quality which will overall results in a higher rental value.

Industrieweg 69, Waalwijk	Industrial	2019, October	930	make machinegroothandel	not available	not available	38.000	40,86	Better location and equal quality. Given the date of transaction and pressure on rents since, we would anticipate similar rent for the subject property.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Delta- Industrieweg 38, 40, 42, Stellendam	Industrial/Logistics	19-6- 2019	9.407	1,4	305.967	3.500.000	8,17%	372	The property is currently fully let, although one of the larger tenants (Horeca Handelsonderneming Delta) has served notice to vacate. This tenant occupies 3,000 sq m and is paying less than €30 psm. Our opinion of the ERV equates to € 40 per sq m and therefore this offers reversionary potential for this asset. Due to the similar location, building quality we expect a similar capital value. Due to the time difference and market development we have adopted a higher capital value at the subject property.
Visserijweg 2, Oosterhout	Industrial/Logistics	19-10- 2020	2,925	5.3	132,776	1,800,000	7.38%	615	During transaction the property was fully let on a WALL of circa 5.3 years. In our opinion the property is slightly under rented.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

									Due to the difference in WALL and location we expect a sharper yield at the subject property.
Poortweg 19, Bergen op Zoom	Industrial/Logistics	1-4-2019	1.167	0,3	58.030	760.645	7,13%	652	The subject property is partially let to 7 tenants on a weighted average remaining lease term of circa 0.25 years. Circa 9.3% of the property is vacant. The property is more or less rack rented. Due to the time difference and market development we have adopted a sharper yield profile at the subject property.
Weesperstraat 124-128, Diemen	Industrial/Logistics	19-10- 2020	14,605	7.2	575,258	7,560,000	6.19%	518	During the transaction, the property was partially let to multiple tenants on a weighted average remaining lease term of 7.18. The property is in our opinion, slightly over rented. The gross initial yield is 7.6%. Location and quality are considered superior. The subject property initial yield is distorted by current vacancy, we would draw comparison between our adopted equivalent being higher against this fully let comparable with better income profile.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY ID:	nlstri - Strijkviertel
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Strijkviertel - Strijkviertel, Utrecht, 3454 PJ, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	9,220,000
Market Value (per sq m)	749
Net Initial Yield	5.67%
Reversionary Yield	5.93%
Equivalent Yield	5.88%
Gross Income (p.a.)	607,874
Gross Income (p.a.) (per sq m)	49
*Adj. Gross Income	607,874
Adj. Gross Income (per sq m)	49
Net Income (p.a.)	569,418
Net Income (p.a.) (per sq m)	46
Gross Rental Value	684,700
Gross Rental Value (per sq m)	56
Capital Expenditure	-79,408
Transaction Costs	9.00%
Over / Under Rented	-6.99%
	KEY FACTS
	Metric	Value
	Total Area (sq m)	12,316
	WAULT to Break by Rent	3.52
	WAULT to Break by ERV	3.59
	WAULT to Expiry by Rent	3.52
	WAULT to Expiry by ERV	3.59
	Percentage of Vacancy (Area)	4.55%
	Percentage of Vacancy (ERV)	4.55%
**	Number of Tenants	24
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods

LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:49

PROPERTY ID:	nlstri - Strijkviertel
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:49

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

STRIJKVIERTEL 33-35, UTRECHT 3454 PJ, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
MAURITS VAN HAARE HEIJMEIJER	14 JANUARY 2020	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS		WEAKNESSES
■	Multi-tenanted	■	Some carparks are not leased
■	Accessibility
■	Macro location
OPPORTUNITIES		THREATS
■	Increasing investor appetite	■	Economic uncertainties due to Covid-19 outbreak
■	Lease the vacant space	■	Continued vacancy
■	Extend lease term with current tenants
■	Increase in ERV

LOCATION & SITUATION

LOCATION

De Meern is a town part of the municipality Utrecht, which is located in the centre of the Netherlands, in the province of Utrecht. De Meern is located at circa 10 kilometers from Utrecht which is the capital of the province of Utrecht. De Meern is located at circa 30 kilometers from Amsterdam. The town of De Meern has an estimated population of 21,500 inhabitants. The average disposable income in De Meern is approximately equal to the national average.

De Meern is located at the crossroads of motorways A2 (Amsterdam-Maastricht) and motorway A27 (Almere-breda) providing good accessibility.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY DESCRIPTION

DESCRIPTION	The subject property is located at Strijkviertel 33-35 in De Meern and is a multi-tenant office/light industrial complex located in the Business Park Ouderrijn, near to the A2 motorway. The subject property comprises in total 12,316 sq m which is divided into 2,756 sq m of office space and 9,559 sq m of logistic/industrial space. The property consists of 22 separate warehouses (with office) units and a separate office building located at the street side. The warehouses are constructed around a steal frame, with steel facades, aluminium window frames and a flat roof. Each warehouse unit is gas-heated, benefits from an overhead door and has an eaves height of 6 metres.

The property was constructed in 1977.

Summary of known specifications:

Characteristic	Result
Built / Renovation	1977
Eaves Height	6 metres
No. of loading Doors	1 per warehouse unit
Warehouse (% of GLA)	80%
Site Coverage Ratio	58%
Source: Schedule provided by client.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas

FLOOR / UNIT	USE	SQ M
Unit 33A	Office and Warehouse	549
Unit 33B	Office and Warehouse	531
Unit 33C	Office and Warehouse	486
Unit 33D	Office and Warehouse	545
Unit 33D, Second Floor	Office and Warehouse	350
Unit 33E	Office and Warehouse	671
Unit 33E2	Office and Warehouse	0
Unit 33G	Office and Warehouse	650
Unit 33H	Office and Warehouse	705
Unit 33J	Office and Warehouse	535
Unit 33K & 35L	Office and Warehouse	720
Unit 35, First Floor	Office	511
Unit 35, Ground Floor A	Office	129
Unit 35, Ground Floor B	Office	125
Unit 35, Ground Floor C	Office	247
Unit 35A	Office and Warehouse	618

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Unit 35B	Office and Warehouse	540
Unit 35C	Office and Warehouse	506
Unit D2	Office and Warehouse	375
Unit 35Da	Office and Warehouse	435
Unit 35DA2	Office and Warehouse	121
Unit 35E	Office and Warehouse	664
Unit 35G	Office and Warehouse	654
Unit 35H	Office and Warehouse	693
Unit 35J	Office and Warehouse	502
Unit 35K	Office and Warehouse	454
TOTAL	-	12,316

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed cost in 2020, we have included the immediate and 2-5 years capex of €50,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that there is potential contamination of the soil with mineral oil and copper from former and current on-site operations. Risks are estimated to be low and moderate to low.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcels are held freehold by Multi-Let Industrial Property 9 B.V. and registered as follows:

Municipality:	Oudenrijn

Section:	A

Numbers:	2493 & 2494

Total Area:	9,333 & 10,090 sq m (19,423 sq m in total)

Comments

■ We have encountered several (regular) perpetual clauses and/or easements (zakelijke rechten) on the parcels. We expect that these clauses and/or easements will have no effect on the value of the property. We however are no legal advisors and can give no warranties regarding the absence of value influencing clauses and/or easements.

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE	Example lots of tenants:

The subject property is fully let to 26 tenants on a WALL of 3.5 years. The current rental income is € 607,874, per annum. The ERV for the entire property equates to € 684,700 per annum. We are therefore of the opinion the property is under-rented.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

Type & Calculation	Source	Effective	Amount
Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€50,000
Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start/ renewal No Repeat	€20,145

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Rent Free: Fixed Amount	Rent Roll	On Valuation No Repeat	€9,263
TOTAL ON VALUATION			€79,408

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount
Management costs on Voids: 2% of market rent	Borrower Estimate	On all Voids	€2,686
Management: 2% of rental revenue	Borrower Estimate	On Valuation	€12,780
Property Tax: 2% of market rent	Borrower Estimate	On Valuation	€13,694
Water Tax: 0.25% of market rent	Borrower Estimate	On Valuation	€1,712
Insurance: 1.25% of market rent	Borrower Estimate	On Valuation	€8,559
Sewage Charge: 0.25% of market rent	Borrower Estimate	On Valuation	€1,712
Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€49,264
TOTAL: ON VALUATION			€41,143

Void and Rent-Free Allowances:

For the vacant units, we have adopted 12 months of void period, inclusive of incentives and marketing.

For tentant MonitorX B.V. a rent-free of € 9,263 is adopted on valuation date.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:
Unit	ERV (€) per S qm (annum)
Office	75
Warehouse	50
Average	56

The adopted rental values result in a ERV per annum of € 684,700, which equates € 56 per sq m per annum.

Opinion of Market Rent

Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 55 per sq m per annum to € 60 per sq m per annum.

Within the evidence table appended, we would highlight the property in Vianen as best comparable and therefore of greatest relevance in terms of similar appearance, state of repair, eaves height and location.

The aforementioned rental values produce a total gross rental value of € 684,700, per annum or an average of circa € 56 per sq m. The agreed rental income amount to € 607,874 per annum. We consider the property to be leased at an under-rented level.

Opinion of Valuation Yields

Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.

Indicative net initial yields for prime logistics property are currently quoting 4.0%. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.

Within the evidence table appended, we would highlight the following. The lower end of the yield range is indicated by the property located at the Hudsonbay in Utrecht. The top of the range is highlighted by the property in Tiel. We are of the opinion that the subject property is best comparable to the property at Hudsonbay in Utrecht.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

rates and values per sq m. The NIY’s of the comparable investments range from 5.74% to 6.86% and also taking into account the current market conditions and the WAULT to expiry by current income of 3 year and 6 months, we have adopted a split yield approach, targeting the following rates:

-	Let = 5.75%

-	Vacant = 6.75%

The approach results in a blended equivalent yield of 5.88% and NIY of circa 5.67% which reflects a capital rate per sq m of € 749, after allowing for purchaser’s costs equating to 9.00%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 9,220,000

(Nine Million Two Hundred Twenty Thousand Euros)

The unrounded net capital value is € 9,215,648. The gross unrounded capital value is € 10,124,464, including € 829,408 purchaser's costs (9.00%).

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 6.75%.

This results in a net rounded value of €7,550,000, equating to €613 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €14,715,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
St- Laurensdreef 11, Utrecht	Industrial	2020, June	750	Unknown	not available	not available	45,000	60	Comparable location, superior quality
Stuartweg 23, Vianen Ut	Industrial	2019, August	688	Johnson Health Tech	not available	not available	37,500	55	Similar quality and location
Tennesseedreef 12, Utrecht	Industrial	2019, July	825	Hazyoun	not available	not available	50,000	60	Superior quality, similar location
Techniekweg 34, Utrecht	Industrial	2020, January	815	Unknown	not available	not available	45.640	56	Comparable quality and location

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Abraham van Stolkweg 74, Rotterdam	Industrial/Logistics	29-7-2019	23,610	5.3	1,136,233	18,500,000	5.74%	784	Single-let property. Superior quality and location.
Oudewei 4, Tiel	Industrial/Logistics	26-7-2019	9,821	4.9	464,268	6,325,000	6.86%	644	Single-let property. Superior quality, inferior location.
Hudsondreef 32, Utrecht	Industrial/Logistics	31/12/2020	2,142	0.12	123,411	1,700,000	5.60%	794	Comparable quality and location
Hazeldonk 6465-6467, Breda	Industrial/Logistics	19/02/2020	3,751	3.0	236,344	3,300,000	5.89%	880	Single-let property. Comparable quality and location

PROPERTY ID:	nlstru - Stuttgartstraat
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Stuttgartstraat - Stuttgartstraat, Rotterdam, 3047 AS, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	27,200,000
Market Value (per sq m)	1,352
Net Initial Yield	5.69%
Reversionary Yield	5.55%
Equivalent Yield	5.52%
Gross Income (p.a.)	1,779,792
Gross Income (p.a.) (per sq m)	88
*Adj. Gross Income	1,779,792
Adj. Gross Income (per sq m)	88
Net Income (p.a.)	1,688,056
Net Income (p.a.) (per sq m)	84
Gross Rental Value	1,818,705
Gross Rental Value (per sq m)	90
Capital Expenditure	-296,442
Transaction Costs	9.01%
Over / Under Rented	2.30%
	KEY FACTS
	Metric	Value
	Total Area (sq m)	20,118
	WAULT to Break by Rent	2.94
	WAULT to Break by ERV	3.13
	WAULT to Expiry by Rent	2.94
	WAULT to Expiry by ERV	3.13
	Percentage of Vacancy (Area)	4.14%
	Percentage of Vacancy (ERV)	4.34%
**	Number of Tenants	24
	Current Voids (months)	3

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:50

PROPERTY ID:	nlstru - Stuttgartstraat
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:50

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

STUTTGARTSTRAAT, ROTTERDAM, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
R.P.A.W.M. VERMEER MSC	14 JANUARY 2020	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

STRENGTHS		WEAKNESSES
■	Almost fully let	■	Leasehold
■	Good state of repair	■	Vacancy
■	More or less market conform let	■	Potential structural issues highlighted through TDD
·■	Accessibility by private transport
OPPORTUNITIES		THREATS
■	Increasing investor appetite	■	Macro-economic uncertainty (i.e. Trade Wars; Brexit)
■	Extend lease term with current tenants	■	Vacancy in the direct surroundings
■	Lease out the vacancy	■	Unclear long-term effects of the Covid-19 outbreak

LOCATION & SITUATION

LOCATION	Rotterdam is located in the west of The Netherlands in the province of Zuid- Holland and has a population of approximately 650,000. Rotterdam is the second largest city in the Netherlands and provides one of the largest harbour and entrepôt facilities in the world, together with a great concentration of petrol-chemical down-stream refining capacity.
The city is the centre of the shipping, insurance and general transport industries in The Netherlands and forms the largest industrial agglomeration in the country. Among the companies that have their head offices or major operations in Rotterdam are Unilever, Nationale Nederlanden, Robeco, Royal Dutch Shell, Nedlloyd and Vopak.
In terms of communications Rotterdam is at the cross-roads of a number of major motorways and railway lines. The TGV railway line has a stop at Rotterdam Central station and the medium sized Rotterdam Airport “Zestienhoven” provides an excellent link to a number of European business centres.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY DESCRIPTION

DESCRIPTION

The subject property comprises a multi-let estate located at “Rotterdam Noord- West” business park, near to the A13 motorway. The subject property comprises in total 20,118 sq m which is divided into 7,245 sq m office space and 12,873 sq m of warehouse space. The property consist of 3 separate buildings, which each accommodate 8 separate units, of which some have been combined.

The building was constructed in 1989, the office is divided over a ground and first floor. The warehouse is located on the ground floor, the clear height of the warehouse is circa 6 metres.

Summary of known specification:

Characteristic	Result
Built / Renovation	1989
Eaves Height	6 metres
No. of loading Doors	29
Loading Door Ratio	1:693
Yard Depth	11 metres
Cross-Dock	Front loading
Warehouse (% of GLA)	66%
Site Coverage Ratio	83%
Source: Schedule provided by client.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Floor Areas

FLOOR / UNIT	USE	SQ M
ACI Reconditionering & Schadeherstel B.V.	Office and Warehouse	465.00
Albers Trading B.V.	Office	470.00
BM Phones B.V. Alfa Fiets	Office and Warehouse	928.00
Euro-Cold B.V.	Office and Warehouse	838.00
Gapph B.V. (Coventry- Sheffield- Stuttgartstraat)	Vacancy management	0.00
Geo Marine Survey Systems B.V.	Office and Warehouse	703.00
Groundwater Technology B.V.	Office and Warehouse	565.00
Headlam B.V.	Office and Warehouse	583.00
Intellian B.V.	Office and Warehouse	1,464.00
Intellian B.V.	Office and Warehouse	615.00
Jacobs Douwe Egberts PRO NL B.V.	Office and Warehouse	592.00
JK-Nederland B.V.	Office	624.00
JK-Nederland B.V.	Office and Warehouse	866.00
JK-Nederland B.V.	Office and Warehouse	820.00
Miko Koffie Service B.V.	Office and Warehouse	616.00
Mobility Centre Holland Rental B.V.	Office	1,096.00
Pilkington Benelux AGR B.V.	Office and Warehouse	1,505.00
R.L.C. Mulder h.o.d.n. Nouvital Cosmetics	Office and Warehouse	510.00
R.L.C. Mulder h.o.d.n. Nouvital Cosmetics	Office and Warehouse	396.00
Retif Holland B.V.	Office and Warehouse	1,630.00
Service Planet Rotterdam B.V.	Office and Warehouse	1,474.00
Stecon B.V., Dersimo Holding B.V. en DeMiDal Holding B.V.	Office	288.00
STX Service Europe B.V.	Office and Warehouse	1,310.00
Vacant	Office	271.00
Vacant	Office and Warehouse	562.00
Wasco Holding B.V.	Office and Warehouse	927.00
TOTAL	-	20,118

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €145,000 within our valuation.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

We have also been made aware of findings from TDD report which identified that a further exploration survey of the building foundations was required in order for the technical advisor to be satisfied with the structural integrity of the building. We have assumed that this has now been satisfied without any material issue identified and we have therefore not reflected any associated remediation within our valuation nor have we assumed this potential issue to have a material impact on our opinion of value.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the property is not registered as contaminated land in the Kadaster (Land Register) database. However, the site is registered as contaminated land in the local authority soil quality database, due to the presence of the layer of contaminated dredging sludge (regional issue). But as a result of the presence of a relatively clean sand cover, the site is regarded as suitable for its present use.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

TENURE	We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

The property is held leasehold. According to the information available from the Land Registry Office (Kadaster) the parcels are held leasehold by Multi-Let Industrial Property 3 B.V. and registered as follows:

	Municipality:	Overschie

	Section:	E

	Numbers:	390

	Total Area:	19,935 sq m

Comments

■ The ground rent payments have been bought off until 28 February 2087.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

INCOME PROFILE	The subject property is almost fully let to 19 tenants on a WALL of 3.1 years. The current rental income is € 1,779,792, per annum. The ERV for the leased part is estimated at € 1,739,755. In our opinion the property is therefore circa 2% overrented. The ERV for the entire property equates to € 1,818,705 per annum.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

Type & Calculation	Source	Effective	Amount
Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€145,000
Rent free – Miko Koffie Services B.V.	Rent Roll	On Valuation No Repeat	€ 2,100
Rent free – Wasco Holding B.V.	Rent Roll	On Valuation No Repeat	€ 120,000
Rent free – JK- Nederland B.V.	Rent Roll	On Valuation No Repeat	€ 17,500
Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start / renewal No Repeat	€ 11,843
TOTAL ON VALUATION			€ 296,443

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount
Management: 2% of rental income	CBRE Estimate	On Valuation In perpetuity	€37,175
Management on void: 2% of ERV	CBRE Estimate	On Valuation In perpetuity	€1,579
Property Tax: 2% of ERV	CBRE Estimate	On Valuation	€36,374

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

		In perpetuity
Water tax: 0.25% of ERV	CBRE Estimate	On Valuation In perpetuity	€4,547
Insurance: 0.5% of ERV	CBRE Estimate	On Valuation In perpetuity	€9,094
Sewage charge: 0.25% of ERV	CBRE Estimate	On Valuation In perpetuity	€4,547
Maintenance: €4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€80,472
TOTAL: ON VALUATION			€93,316

Void and Rent-Free Allowances:

Regarding the vacant unit, we have allowed for a current void period of 3 months.
VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:

Unit	Area (s qm)	ERV (€) per S qm (annum)	Rent pa (€)
Office	7,245	100	724,500
Warehouse	12,873	85	1,094,205
Total	20,118	90	1,818,705

Opinion of Market Rent

Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 66 per sq m per annum to € 99 per sq m per annum.

The aforementioned rental values produce a total gross rental value of €  1,818,705 per annum or an average of circa € 90 per sq m. The agreed rental income amounts to € 1,779,792 per annum or an average of circa €  90 per sq m per annum corrected for the vacancy. We are of the opinion that the subject property is circa 2% overrented.

Opinion of Valuation Yields

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.

Indicative net initial yields for prime logistics property are currently quoting 3.5% and 5.5% for prime industrial estates. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.

Within the evidence table appended, we would highlight the following. The lower end of the yield range is indicated by the property located at Melbournestraat 50-68 in Rotterdam. Quality and characteristics of this asset are superior compared to the subject property.

The middle of the range is highlighted by the property located in Berchvliet, Amsterdam. The subject property has a more favourable location but the office/warehouse ratio results in lesser leasing conditions. Overall a similar yield profile is applicable in our opinion.

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 5.14% to 6.16% and also taking into account the current market conditions and the WAULT to expiry by current income of 3.1 years, we have adopted a split yield approach, targeting the following rates:

- Vacant = 6.00%

- Let = 5.50%

The approach results in a blended equivalent yield of 5.52% and NIY of circa 5.69% which reflects a capital rate per sq m of € 1,352, after allowing for purchaser’s costs equating to 9.00%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€27,200,000

(Twenty seven million two hundred thousand Euros)

The unrounded net capital value is €27,236,053. The gross unrounded capital value is €29,983,740 including €2,451,244 purchaser’s costs (9.00%).

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 3 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 6%.

This results in a net rounded value of €24,575,000, equating to €1,222 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €31,170,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE
PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Weerestraat 11, Rotterdam	Warehouse -office	2020, December	344	Unknown	not available	not available	22,800	66.28	This reference is located in the direct vicinity of the subject property. The lettable area is divided in 135 sq m warehouse, 52 sq m office space and 157 sq m entresol. We are of the opinion that the quality can be considered comparable.
Industrieweg 93, Rotterdam	Warehouse -office	2020, May	151	Unknown	not Available	not available	15,000	99.34	This reference can be considered comparable in terms of location and quality. The area is divided in 116 sq m warehouse and 35 sq m office space.
Koolhovenstraat 7, Schiedam	Warehouse-office	2020, July	350	Unknown	not available	not available	33,000	94.29	This reference is located on business estate Spaanse Polder. We are of the opinion that the building quality of this reference can be considered comparable.
Innsbruckweg 206-208, Rotterdam	Warehouse -office	2020, June	358	Unknown	not available	not available	30,000	83.80	We are of the opinion that the location of this reference is comparable to that of the subject property.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE
PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Melbournestraat 50-68, Sydneystraat 32- 56, Rotterdam	Industrial/Logistics	17-03-2020	5,354	2.5	401,144	6,587,000	5.14%	1,230	During the transaction, the property was fully let to eleven tenants on a WALL of 2.5 years. The property is slightly under rented, the equivalent yield equates to 5.08. Due to the leasehold situation of the reference property a softer yield for the subject property is appropriate.
Berchvliet 3-13, Sierenborch 1, Amsterdam	Industrial/Logistics	20-02-2020	6,108	3.7	549,164	8,075,000	5.80%	1,322	During the transaction, the property was fully let on a WALL of 3.7 years. The equivalent yield amounts to 5.80%. Due to the superior quality of the subject property we are of the opinion a sharper yield is appropriate.
Jan Van Krimpenweg 1+ 21-26, Haarlem	Industrial/Logistics	19-10-2020	10,503	1.0	621,655	8,400,000	6.16%	800	This transaction was part of the Vinvest portfolio. During the transaction, the property was fully let to multiple tenants on a weighted average WALL of 7.25 years. The property is in our opinion, slightly under rented (11.56%). The gross initial yield

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

equates to 7.40%. The location and quality of the reference are less. A sharper yield is in our opinion appropriate for the subject property.
Spectrumlaan 5, Bleiswijk	Industrial/Logistics	15- 04- 2020	8,641	2.2	557,770	8,000,000	6.00	926	The reference property is let to Cemex Trescon B.V. with a remaining lease term of 2.2 years. We are of the opinion that, the property is slightly over-rented (approximately 3%). The equivalent yield equates to 5.8%. In our opinion a sharper yield profile is appropriate for the subject property considering location and occupancy.

PROPERTY ID:	nlweid - Weidehek 64-70
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Weidehek 64-70 - Weidehek 64-70, Breda, 4824 AS, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	3,230,000
Market Value (per sq m)	676
Net Initial Yield	7.10%
Reversionary Yield	6.77%
Equivalent Yield	6.79%
Gross Income (p.a.)	266,051
Gross Income (p.a.) (per sq m)	56
*Adj. Gross Income	253,451
Adj. Gross Income (per sq m)	53
Net Income (p.a.)	250,254
Net Income (p.a.) (per sq m)	52
Gross Rental Value	273,220
Gross Rental Value (per sq m)	57
Capital Expenditure	-57,526
Transaction Costs	9.01%
Over / Under Rented	-3.16%
	KEY FACTS
	Metric	Value
	Total Area (sq m)	4,778
	WAULT to Break by Rent	1.24
	WAULT to Break by ERV	1.22
	WAULT to Expiry by Rent	1.24
	WAULT to Expiry by ERV	1.22
	Percentage of Vacancy (Area)	4.19%
	Percentage of Vacancy (ERV)	4.21%
**	Number of Tenants	19
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:50

PROPERTY ID:	nlweid - Weidehek 64-70
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:50

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

WEIDEHEK 64-70, BREDA, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
J. BAKKER	14-01-2020	1 FEBRUARY 2021	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS

	STRENGTHS		WEAKNESSES
■	Multi-tenanted	■	Not located in a G-4 city
■	Accessibility
■	Quality

	OPPORTUNITIES		THREATS
■	Increasing investor appetite	■	Macro-economic Uncertainty (i.e. COVID-19, Trade Wars; Brexit)
■	Extend lease term with current tenants

LOCATION & SITUATION

LOCATION	The subject property is located in Breda, which is situated in the southwestern part of the Netherlands in the province North Brabant. Breda is one of the major cities of the province and is located at circa 50 km from 's- Hertogenbosch, which is the capital city of the province North Brabant and circa 50 km from Rotterdam.

The total population of the Municipality Breda comprises circa 182,000 inhabitants. Breda can be reached by the motorways A58 (Vlissingen - Best), A27 (Almere - Breda) and A16 (Rotterdam - Hazeldonk) and the provincial roads N285, N282 and N263. Breda benefits from its two train stations, which are directly connected to cities in The Netherlands. Additionally, there are many regional and local bus lines offering services in and around the municipality of Breda. In Breda the level of ageing is relatively high in comparison with the national average and rising.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY DESCRIPTION

DESCRIPTION	The subject property is located at Weidehek 64-70 in Breda and is a light industrial complex located in a business park, near to the N285 which gives access to the A59 and A16 motorways. The subject property comprises in total 4,779 sq m. The property consists of 20 separate units, each between 150 and 392 sq m, which are divided into warehouse and office space.

The building was constructed in 2003. The warehouse is located on the ground floor and the office space partly on the ground and first floor, the eaves height of the warehouse is circa 6 metres.

Summary of known specification:

Characteristic	Result
Built / Renovation	2003
Eaves Height	6 metres
No. of loading Doors	1 per unit
Warehouse (% of GLA)	93%
Source: Inspection/BAG viewer/Environmental review.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas
FLOOR / UNIT	USE	SQ M
Unit 1	Warehouse and office	300

Unit 2	Warehouse and office	150

Unit 3	Warehouse and office	200

Unit 4	Warehouse and office	198

Unit 5	Warehouse and office	200

Unit 6	Warehouse and office	293

Unit 7	Warehouse and office	250

Unit 8	Warehouse and office	250

Unit 9	Warehouse and office	392

Unit 10	Warehouse and office	372

Unit 11	Warehouse and office	300

Unit 12	Warehouse and office	200

Unit 13	Warehouse and office	200

Unit 14	Warehouse and office	199

Unit 15	Warehouse and office	200

Unit 16	Warehouse and office	300

Unit 17	Warehouse and office	200

Unit 18	Warehouse and office	187

Unit 19	Warehouse and office	197

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Unit 20	Warehouse and office	191
TOTAL	-	4,779

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed spend in 2020, we have included the immediate and 2-5 years capex of €50,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in the land or buildings, or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent, then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the soil appeared in good condition.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcels are held freehold by MLET Netherlands 2 Holding B.V. and registered as follows:

	Municipality:	Breda

	Section:	H

	Numbers:	10,178

	Total Area:	6,587 sq m

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.

We understand prior written permission of N.V. Brim is required for the transfer of the property as long as the obligation to construct the building on the property has not been met. This provision was included in a deed dated 4 October 2002. Once the building obligation has been fulfilled, permission for transfer is no longer required. We have assume the obligation therefore no longer exists.

We have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE	The subject property is partially let to 18 tenants on a WALL of 1,42 years. The vacancy equates to 200 metres which equals 4% of the total lettable floor area. The ERV for the vacancy equates to € 11,500 per annum. The current rental income is € 266,051 per annum. The ERV for the leased part is estimated at € 261,720 per annum, we are therefore of the opinion the property is at market rent levels. The ERV for the entire property equates to € 273,220 per annum.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

Type & Calculation	Source	Effective	Amount
Capital Expenditure: Fixed Amount	Technical Due Diligence	On Valuation No Repeat	€ 50,000
Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start / renewal	€ 1,725

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

		No Repeat
Rent Free - People & Glass V.O.F.	Borrower Estimate	On Valuation	€ 2,000
Rent Free - Questo Design V.O.F.	Borrower Estimate	No Repeat	€ 3,501
Rent Free - Adexim International B.V.	Borrower Estimate	On Valuation	€300
TOTAL ON VALUATION			€57,526

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount

Management: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 5,525

Property tax: 2% of ERV	CBRE estimate	On Valuation In perpetuity	€ 5,464

Water tax: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 683

Insurance: 1.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 3,415

Sewage charge: 0.25% of ERV	CBRE estimate	On Valuation In perpetuity	€ 683

Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€ 19,112

Void Costs: 2% of ERV	Borrower Estimate	On Valuation On All Voids	€ 230

TOTAL: ON VALUATION			€16,000

Void and Rent-Free Allowances:

Currently there are two units vacant. We are of the opinion relatability is reasonable to good and have therefore allowed for void period of 12 months for the vacant space leases additionally we have not taken into account expiry void.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:

Unit	Area (s qm)	ERV (€) per S qm (annum)
Office	1,421	80

Warehouse	3,108	50

Other	250	20

Total	4,779	57

Opinion of Market Rent

Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above- mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 59 per sq m per annum to € 66 per sq m per annum.

Within the evidence table appended, we would highlight the properties in Breda as best comparables. Due to the differences in micro location and state of repair the subject properties blended rent is rust below the range.

The aforementioned rental values produce a total gross rental value of € 273,220 per annum or an average of circa € 57 per sq m. The agreed rental income amounts to € 266,051 per annum or an average of circa € 57 per sq m per annum. The ERV of the vacant space equals to € 10,500. We are of the opinion that the subject property is more or less let market conform.

Opinion of Valuation Yields

Currently, we witness downward pressure on net initial yields for prime logistics properties, due to the high scarcity of good, long leased logistics properties.

Indicative net initial yields for prime logistics property are currently quoting 4.0%. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind, and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.

We have arrived at our opinion of Market Value through adopting the traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 7.1% to 8.1% and also taking into account the current market conditions and the WAULT to expiry by current

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

income of 1.42 years, we have adopted a yield approach, targeting the following rates:

- Let = 6.75%

- Vacant = 8.00%

The approach results in an equivalent yield of 6.79% and NIY of circa 7.10% which reflects a capital rate per sq m of € 676, after allowing for purchaser’s costs equating to 9.00%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 3,230,000

(Three million two hundred thirty thousand Euros)

The unrounded net capital value is € 3,232,601. The gross unrounded capital value is € 3,581,061 including € 290,934, purchaser's costs (9.00%).

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non- income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 8%.

This results in a net rounded value of €2,485,000, equating to €520 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €7,415,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE
PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M	RELATIVE QUALITY
Nikkelstraat 22, Breda	Industrial	2019, May	320	startrans	not available	not available	21.000	65,63	Similar quality but, a larger scale unit which results in a lower rental value.
Minervum 7483, Breda	Industrial	2019, March	1.050	printadvise	not available	not available	63.000	60,00	Similar unit resulting in a similar rental value
Konijnenberg 47, Breda	Industrial	2019, May	615	wurth bevestigingsmaterialen	not available	not available	39.000	63,41	Smaller unit which results in a higher rental value.
Franse Akker 9, Breda	Industrial	2019, July	5.050	u-boat worx duikboten	not available	not available	300.000	59,41	Similar unit in terms of quality and size, resulting in a similar rental value
Kalshoven 6, Breda	Industrial	2020, March	710	Middle east Groothandel	not available	not available	45,000	63	Smaller unit which results in a higher rental value.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE

PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M	RELATIVE QUALITY
Poortweg 19, Bergen op Zoom	Industrial/Logistics	1-4- 2019	1.167	0,3	58.030	760.645	7,13%	652	The subject property is partially let to 7 tenants on a weighted average remaining lease term of circa 0.25 years. Circa 9.3% of the property is vacant. The property is more or less rack rented. The initial yields are therefore similar. The slightly lower equivalent yield against the subject property is reflective of limited vacancy and over-rent but this is not a material risk.
Visserijweg 2, Oosterhout	Industrial/Logistics	19-10- 2020	2,925	5.3	132,776	1,800,000	7.38%	615	During transaction the property was fully let on a WALL of circa 5.3 years. In our opinion the property is slightly under rented.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

									Due to the difference in building quality we expect a sharper yield at the subject property.
Graafstroomstraat 51, Rotterdam	Industrial/Logistics	5-6- 2019	1.820	1,3	149.091	1.775.000	7,85%	975	During transaction the property was fully let to 14 tenants on a WALL of circa 1.3 years. In our opinion the ERV equates to € 182,000 per annum. The property is therefore in our opinion under rented. Due to the difference in location we expect a lower capital value.
Delta-Industrieweg 38, 40, 42, Stellendam	Industrial/Logistics	19-6- 2019	9.407	1,4	305.967	3.500.000	8,17%	372	The property is currently fully let, although one of the larger tenants (Horeca Handelsonderneming Delta) has served notice to vacate. This tenant occupies 3,000 sq m and is paying less than €30 psm. Our opinion of the ERV equates to € 40 per sq m and therefore this offers reversionary

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

potential for this asset. The NIY equates to 8.17% and the WALL is 1.4 remaining years. Due to the difference in location we expect a lower yield at the subject property.

PROPERTY ID:	nlwilg - Wilgenkade 5-25
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Wilgenkade 5-25 - Wilgenkade 5-25, Houten, 3992 LL, Netherlands

VALUATION METRICS	(currency - EUR)
Metric	Value
Market Value	3,250,000
Market Value (per sq m)	676
Net Initial Yield	7.77%
Reversionary Yield	7.14%
Equivalent Yield	7.20%
Gross Income (p.a.)	292,061
Gross Income (p.a.) (per sq m)	61
*Adj. Gross Income	292,061
Adj. Gross Income (per sq m)	61
Net Income (p.a.)	275,381
Net Income (p.a.) (per sq m)	57
Gross Rental Value	289,035
Gross Rental Value (per sq m)	60
Capital Expenditure	-30,000
Transaction Costs	9.01%
Over / Under Rented	1.05%
	KEY FACTS
	Metric	Value
	Total Area (sq m)	4,809
	WAULT to Break by Rent	1.66
	WAULT to Break by ERV	1.75
	WAULT to Expiry by Rent	1.66
	WAULT to Expiry by ERV	1.75
	Percentage of Vacancy (Area)	0.00%
	Percentage of Vacancy (ERV)	0.00%
**	Number of Tenants	7
	Current Voids (months)	12

* Adjusted Gross Income equates to the Gross Income excluding any rent free periods
LEASES RANKED BY RENT	** Total tenant lines within our valuation. May differ to number of individual tenants

Printed 09/03/2021 19:50

PROPERTY ID:	nlwilg - Wilgenkade 5-25
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01-Feb-2021	FINAL

Printed 09/03/2021 19:50

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY REPORT

WILGENKADE 5-25, HOUTEN, NETHERLANDS

INSPECTED BY:	INSPECTION DATE:	VALUATION DATE:	PROPERTY TYPE
MAURITS VAN HAARE HEIJMIEJER	14 JANUARY 2020	1 FEBRUARY 2020	INDUSTRIAL WAREHOUSE

KEY VALUATION FACTORS
STRENGTHS	WEAKNESSES
■ Multi-Tenanted ■ Fully let ■ Let market conform	■ Location ■ Relatively dated ■ Office/warehouse ratio
OPPORTUNITIES	THREATS
■ Increasing investor appetite ■ Extend lease term with current tenants	■ Economic uncertainty due to Covid-19 outbreak

LOCATION & SITUATION
LOCATION	The Subject property is located in Houten, a suburb town to Utrecht. Houten is a town part of the municipality Houten, which is located in the Centre of the Netherlands, in the province of Utrecht. Houten is located at circa 10 kilometers from Utrecht which is the capital of the province of Utrecht. Houten is located at circa 40 kilometers from Amsterdam. The town of Houten has an estimated population of ca. 50,000 inhabitants. The average disposable income in Houten is above the national average. Houten benefits from a train station which directly connects to other major cities in the vicinity.

Houten is linked motorway A27 (Almere-Breda) and near to the crossroads of motorways the A27 an A2 (Utrecht-Maastricht)

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

PROPERTY DESCRIPTION

DESCRIPTION	The subject property is located at Wilgenkade 5-25 and is a multi-tenant light industrial complex located on a business park in Houten, near motorway A27. The subject property comprises in total 4,809 sq m divided into 11 comparable units. Each unit has an office area divided over ground and first floor at the street side and a warehouse area with overhead door at the back or side. The property is let to 6 tenants on the basis of 7 lease agreements.

	The property was build 1988 and is constructed of masonry with aluminium window frames and a flat roof. The warehouses have masonry and steel façades. The office areas have suspended ceilings. The warehouse areas are gas-heated with a steel roof.

	Summary of known specification:

	Characteristic	Result
	Built / Renovation	1988
	Eaves Height	6 metres
	No. of loading Doors	1 per unit
	Warehouse (% of GLA)	66%
	Site Coverage Ratio	50%
	Source: Schedule provided by client.

ACCOMMODATION	We have not measured the property, but as instructed, we have relied upon floor areas made available to us, detailed below and elsewhere within this report.

Floor Areas
FLOOR / UNIT	USE	SQ M
Unit 5-7	Office and Warehouse	567
Unit 9	Office and Warehouse	412
Unit 11	Office and Warehouse	413
Unit 13-15	Office and Warehouse	891
Unit 17 & 19	Office and Warehouse	1,105
Unit 21 & 23	Office and Warehouse	989
Unit 25	Office and Warehouse	432
TOTAL	-	4,809

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

DUE DILIGENCE

STATE OF REPAIR	CBRE have not undertaken a structural survey, nor tested the services. The property was subject to an inspection for valuation purposes in early 2020. As you are aware, the property has not been re-inspected for the purposes of this report, nor have we been provided with updated TDD. We have therefore relied on the information provided by the Borrower, including a Capex schedule dated 12 June 2019 and schedule with revised budget of capex dated 19 January 2021. Based on the latter which indicates TDD assessment less completed cost in 2020, we have included the immediate and 2-5 years capex of €30,000 within our valuation.

According to our own limited inspection for valuation purposes, our opinion regarding the state of repair would substantiate the assessment by Arcadis. Based on our impression gained during the inspection, we are of the opinion that the buildings are in a fair condition, in line with the year of construction.

ENVIRONMENTAL CONSIDERATIONS	We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.

We have summarised the findings from a schedule provided in relation to ‘Priority sites’ within the front section of this report.

We have relied on the information provided by the Borrower, including Draft Phase 1 Environmental Review prepared by Ambiente Ltd and dated December 2019. The report summarises that the soil appeared in good condition, with low to very low risks.

We have not carried out investigation into past uses, either of the properties or of any adjacent lands, to establish whether there is any potential for contamination from such uses or sites, or other environmental risk factors and have therefore assumed that none exists.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

TENURE	According to the information available from the Land Registry Office (Kadaster) the parcels are held freehold by MLET Netherlands 2 Holding B.V. and registered as follows:

	Municipality:	Houten

	Section:	E

	Numbers:	2322 & 2323

	Total Area:	4,450 & 3,575 sq m (total 8,025 sq m)

Comments

■ We have encountered several (regular) perpetual clauses and/or easements on the parcels. This includes prior written permission from the municipality to transfer the property. We expect that these clauses and/or easements will have no effect on the value of the property. We however are no legal advisors and can give no warranties regarding the absence of value influencing clauses and/or easements.

We have also had sight of the Draft Red Flag Legal Report prepared by Loyens Loeff, dated 12 February 2021. Based on the information provided, we understand the property is held freehold.

In approaching our valuation, we have assumed that there are no onerous legal conditions affecting the property which have a material impact on our opinion of value.

INCOME PROFILE	The subject property is fully let to 6 tenants on the basis of 7 lease agreements with a WALL of 1 year and 8 months. The current rental income is € 292,061, per annum. The ERV for the entire property is estimated at € 289,035 per annum, we are therefore of the opinion the property is more or less let at market rent.

VALUATION CONSIDERATIONS

COSTS AND ADJUSTMENTS	Based on the information provided or our knowledge of the market, in approaching our valuation, we made allowances for the following capital and non-recoverable costs. In all cases, we have cited whether they are deducted as at the date of valuation or whether they take effect at a later date.

Capital Expenditure:

	Type & Calculation	Source	Effective	Amount
	Capital	Technical Due	On Valuation	€30,000
	Expenditure: Fixed Amount	Diligence	No Repeat

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Letting Fees: 15% of Rental Value of the vacant space	CBRE Estimate	On lease start / renewal No Repeat	€0
TOTAL ON			€30,000
VALUATION

Revenue Deductions:

Type & Calculation	Source	Effective	Annual Amount
Management costs on Voids: 2% of market rent	Borrower Estimate	On all Voids	€0
Management: 2% of rental revenue	Borrower Estimate	On Valuation	€5,841
Property Tax: 2% of market rent	Borrower Estimate	On Valuation	€5,781
Water Tax: 0.25% of market rent	Borrower Estimate	On Valuation	€723
Insurance: 1.25 % of market rent	Borrower Estimate	On Valuation	€3,613
Sewage Charge: 0.25 % of market rent	Borrower Estimate	On Valuation	€723
Maintenance: € 4.00 per sq m	Borrower Estimate	5 Year Delay In perpetuity	€19,236
TOTAL: ON VALUATION			€16,681

Void and Rent-Free Allowances:

Since there are no (upcoming) vacancies, we have not allowed for void periods in our calculation.

VALUATION METHODOLOGY – MARKET VALUE	We have made the following rental assumptions having regard to the lettings agreed within the subject property, whilst also considering rental rates in the surrounding area:

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

Unit	ERV (€) per S qm (annum)
Office	90
Warehouse	45

The aforementioned rental values result in an ERV per annum of € 289,035, which equates to an ERV per sq m² per annum of € 60.

Opinion of Market Rent

Based on the below-mentioned comparable transactions, the current market trends and our general market knowledge, we have estimated the above-mentioned rental values for the areas in the subject property. The below appended comparables indicate a (blended) range from € 55 per sq m per annum to € 66 per sq m per annum.

Given the nature of the property, we have selected rental evidence that both compare to single (or double) units and as a property as a whole. Within the evidence table appended, we would highlight the property ‘St- Laurensdreef 11, Utrecht’ as best comparable in terms of similar quality and comparability of the location.

The aforementioned rental values produce a total gross rental value of € 289,035, per annum or an average of circa € 60 per sq m. The agreed rental income amount to € 292,061, per annum or an average of circa € 60 per sq m. We are of the opinion that the subject property is let market conform.

Opinion of Valuation Yields

Currently, we witness downward pressure on net initial yields for prime logistics properties due to the high scarcity of good, long leased logistics properties.

Indicative net initial yields for prime logistics property are currently quoting 3.7%. Due to favourable dynamics in the occupier market in the Netherlands, with prospects for production and export growth in mind and taking into account the capital available for (real estate) investments, investor appetite is expected to increase further. This is also expected to put further downward pressure on yields.

Within the evidence table appended, we would highlight the following. The lower end of the yield range is indicated by the property located at Hudsondreef in Utrecht. As this property is located near the centre of Utrecht, we have allowed for a higher yield profile for the subject property.

The middle of the range is highlighted by the property located in Nieuw Vennep. We are of the opinion that this property is of comparable in terms of quality and location. The higher end of the of the yield range is indicated by the property in Eindhoven, that we consider to be located at an inferior location compared to the subject property.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

We have arrived at our opinion of Market Value adopting the Traditional investment capitalisation method of valuation. Within this approach, we apply an income weighted average equivalent yield to our opinion of net income, reflecting the comparable evidence within the market for guidance on capital rates and values per sq m. The NIY’s of the comparable investments range from 5.89% to 7.83% and also taking into account the current market conditions and the WAULT to expiry by current income of 1.7 years. We have applied an equivalent yield of 7.2%.

The approach results in a net initial yield of circa 7.77% which reflects a capital rate per sq m of € 676, after allowing for purchaser’s costs equating to 9.00%.

On the assumption that there are no unusual factors of which we are unaware and on the basis of the comments and assumptions specified in this report, CBRE is of the opinion that the Market Value (rounded) of the subject property, is:

€ 3,250,000

(Three million two hundred fifty thousand Euros)

The unrounded net capital value is € 3,252,858. The gross unrounded capital value is € 3,757,318 including € 292,733 purchaser's costs (9.00%).

VALUATION METHODOLOGY – VACANT POSSESSION VALUE	The constituent inputs in terms of rental value and non-recoverable costs largely align with the Market Value approach. The key exception being that we have adopted a special assumption that the property is 100% vacant/non-income producing as at the valuation date. This value is predominantly derived using the traditional investment method of valuation but critically benchmarking the resultant capital rate per sq m against the prevailing evidence.

In approaching our valuation under the Special Assumption that the property is entirely vacant (Vacant Possession Value), we have adopted a total void period of 12 months inclusive of rent free or tenant incentives and targeted an equivalent yield of 7.7%.

This results in a net rounded value of €2,770,000, equating to €576 per sq m.

ESTIMATED REINSTATEMENT ASSESSMENT	The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment. For indicative purposes only we estimate that the reinstatement cost of insurance purposes would be in the region of €7,460,000 (rounded, excl. VAT) on a day one basis, including fees but excluding VAT and inflation.

This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

RENTAL EVIDENCE
PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	TENANT	LEASE LENGTH (YEARS)	BREAK OPTION	RENT (P.A)	RENTAL RATE PER SQ M (€)	RELATIVE QUALITY
Vleugelboot 14, Houten	Industrial	2020, July	2,794	Unknown	not available	not available	185,000	66	Superior quality, comparable location
Stuartweg 23, Vianen Ut	Industrial	2019, August	688	Johnson Health Tech	not available	not available	37,500	55	Inferior quality, similar location
Techniekweg 34, Utrecht	Industrial	2020, January	815	Unknown	not available	not available	45.640	56	Inferior quality, comparable location
St- Laurensdreef 11, Utrecht	Industrial	2020, June	750	Unknown	not available	not available	45,000	60	Comparable quality and location

ON BEHALF OF:	MORGAN STANLEY
PROJECT NAME:	MSTAR

SALES EVIDENCE
PROPERTY ADDRESS	PROPERTY USE	DATE	TOTAL AREA	WAULT (YEARS)	PASSING RENT PER ANNUM	PURCHASE PRICE	NET INITIAL YIELD (%)	CAPITAL RATE PER SQ M (€)	RELATIVE QUALITY
Boekweitstraat 23 – 31, Nieuw Vennep	Industrial/Logistics	03/12/2020	3,257	2.0	205,327	2,325,000	7,05%	714	Comparable quality and location
Achtseweg Noord, 9-11, Eindhoven	Industrial/Logistics	31/12/2020	4,256	2.26	464,268	2,425,000	7,83%	570	Inferior location, comparable quality
Hudsondreef 32, Utrecht	Industrial/Logistics	31/12/2020	2,142	0.12	123,411	1,700,000	5.60%	794	Superior quality, inferior location
Hazeldonk 6465-6467, Breda	Industrial/Logistics	19/02/2020	3,751	3.0	236,344	3,300,000	5.89%	880	Comparable quality and location

PART III

APPENDICES

CONTENTS

Appendix A
TERMS OF ENGAGEMENT LETTER

Appendix B
SCHEDULE OF VALUES

Appendix C
MARKET REPORT

Appendix D
SUMMARY VALUATION REPORT

APPENDIX A

TERMS OF ENGAGEMENT LETTER

TERMS OF ENGAGEMENT LETTER

[  ]

TERMS OF ENGAGEMENT LETTER	24

04 March 2021

CBRE Ltd
Valuation & Advisory Service - International
Henrietta House
Henrietta Place
London
W1G 0NB

FAO: Graham MacMillan

Tel: +44 (0)20 7182 2699

Email: Graham.MacMillan@cbre.com

Re: MStar Portfolio (49 “Properties” located in The Netherlands and Germany, as set out in Appendix 1)

Dear Graham,

This letter serves as your authorisation to perform a comprehensive appraisal/valuation, of the subject portfolio, in a complete narrative appraisal/valuation reporting format. The report should be in compliance with RICS Valuation - Global Standards, incorporating the IVSC International Valuation Standards (the “Red Book”) effective from 31 January 2020. The appraisal/valuation is required for loan security purposes and must provide the following bases of value:

●	Market Rent;
●	Market Value; and
●	Market Value on the Special Assumption of Full Vacant Possession the
●	Market Value on the Special Assumption that the Properties are sold as a Portfolio

The adoption and application of any further Special Assumptions should be fully communicated to and approved by Morgan Stanley or their designees.

An estimate of insurance reinstatement cost is also required, although we agree that this shall be provided for information only and on a non-reliance basis.

You have agreed to provide maximum professional indemnity insurance of the lesser of:

●	25% of the Market Value on an aggregated basis, or
●	€100 million.

Your maximum aggregate liability (in contract, tort, negligence or otherwise) howsoever arising in relation to this appointment, shall in no circumstances exceed the lower of: (i) 25% of the value of a single property, or in the case of a claim relating to multiple properties 25% of the aggregated value of the properties to which the claim relates (as at the Valuation Date and on the basis identified in the appointment or if no basis is expressed Market Value as defined by the RICS); or (ii) €100million. Nothing in this appointment shall exclude or limit a party's liability for death or personal injury caused by that party's negligence, or for fraudulent misrepresentation. Neither party to this appointment shall be liable to the other party for any indirect, special or consequential loss or damage howsoever caused, whether in contract, tort, negligence or otherwise.

A party shall not be liable to the other party for any failure or delay in performance of its obligations under this appointment where such failure or delay is due to reasons outside its reasonable control.

The portfolio may be subject to securitisation or CMBS. In the event that this is pursued, the Valuer is subject to unlimited exposure.

Please note that within 2 business days from the awarding of this assignment, the appraiser must submit a comprehensive information request to Blackstone (the “Borrower”). Within 5 business days, the appraiser/valuer must report the status of the information request to the extent that it is unfulfilled. Any anticipated report delivery delays should be communicated expeditiously.

Further, it is a primary requirement of this assignment that the appraiser/valuer survey market participants to establish current perspective on the subject property's market position, lease rates, investment criteria, etc.

The appraiser/valuer is responsible for developing their own financial models, including all reporting in Excel and Argus Enterprise, if applicable. Utilizing non-proprietary models prepared by third parties is prohibited. Argus files are required to be completed and delivered in most recent version Argus Enterprise, if applicable.

CBRE Limited (registration number 3536032) trading as CBRE	UK VSTOB (Valuation) v14 – November 2020

Your authorisation is subject to your confirmation that all appraisal/valuation related and other real estate services rendered by your firm with respect to the subject property during the past year has been fully disclosed. Further, that you will not appraise/value it for any other client other than the undersigned for one (1) year from your appraisal date without our permission (such permission will not be unreasonably withheld).

Please contact the following individuals with any valuation, information, or processing issues:

Dami Omisore at (Dami.Omisore@morganstanley.com) and cre appraisal emea@morganstanley.com

Your Letter of Transmittal/Cover Letter and intended user statement should contain the following reliance language:

“This report was prepared for and may be relied upon by Morgan Stanley Bank, N.A., Morgan Stanley Mortgage Capital Holdings LLC, as client but we agree that this report will, subject to that incoming party first signing and returning to CBRE a reliance letter, be capable of being relied upon by the following:

(a)	The respective affiliates of Morgan Stanley Bank, N.A.;

(b)	each Finance Party (under and as defined in the Senior Facilities Agreement (defined below));

(c)	each Finance Party (under and defined in the Mezzanine Facilities Agreement (defined below));

(d)	each successor, assignee and/or a transferee of any Finance Party under the Senior Facilities Agreement and/or the Mezzanine Facilities Agreement (each as defined below),

(e)	each issuer, bond or note trustee, security trustee, agent, manager, hedging counterparty, liquidity facility provider or other support provider in connection with any securitisation (or any other transaction having a similar effect) of either a senior facility provided under any Senior Facilities Agreement (defined below) or a mezzanine facility provided under any Mezzanine Facilities Agreement (defined below), each an “Addressee” and together the “Addressees”

In this Report:

(a)	“Senior Facilities Agreement” means the senior facilities agreement to be entered into between, amongst others, [**] as Senior Company, Morgan Stanley Bank, N.A. and [**] as Senior Arrangers, and [**] as Senior Facility Agent and Common Security Agent; and

(b)	“Mezzanine Facilities Agreement” means the mezzanine facilities agreement to be entered into between, amongst others, [**] as Mezzanine Company, [**] as Mezzanine Arranger, and [**] as Mezzanine Facility Agent and Mezzanine Security Agent.”

The valuation shall be in a form and the valuer shall permit the valuation to be included in an Offering Memorandum or prospectus (including responsibility taken for the valuation) provided that the valuer has first given consent to the form and context in which the valuation report is to appear, having been provided with the final draft of the Offering Memorandum or prospectus in its entirety. The Addressees agree to give CBRE 5 working days to review the prospectus or offering document and CBRE agrees that it will act reasonably in any review and provide comments (if any) within 5 working days of receipt of the relevant prospectus or offering document.

Your Letter of Transmittal/Cover Letter and intended user statement should contain the following disclosure language:

The Valuation shall be disclosed on a non-reliance basis to:

●	The respective agents, trustees and advisers of the Addressees in connection with the transactions described in paragraph 1 above;
●	the respective affiliates, employees, officers, directors and auditors of the Addressees;
●	any prospective purchaser, transferee or assignee of, participant in, or hedge counterparty in respect of, any related loan made under the Senior Facilities Agreement and/or Mezzanine Facilities Agreement;
●	any servicer of any loan under the Senior Facilities Agreement and/or the Mezzanine Facilities Agreement, and its advisers;
●	any prospective purchaser of any property or shares in an entity that owns any property either directly or indirectly;

CBRE Limited (registration number 3536032) trading as CBRE	UK VSTOB (Valuation) v14 – November 2020

●	to any person to whom disclosure is required by law, court order or regulation in connection with legal or arbitration proceedings;
●	any entity that becomes an agent or senior facility agent on behalf of lender-parties to a credit agreement;
●	to any potential issuer of, or potential investor in, commercial mortgage backed securities issued in connection with either a Senior Facilities Agreement and/or a Mezzanine Facilities Agreement (each a “CMBS Product”);
●	to any rating agency (actually or prospectively) rating any CMBS Product and to any of their respective directors, officers, employees, representatives, agents, auditors and professional advisers, provided that any such auditor or professional advisor is bound by professional confidentiality obligations to that rating agency;
●	to any person pursuant to the rules of a stock exchange, listing authority or similar body; and
●	any Governmental, banking, taxation or other regulatory authority.

We agree that the CBRE Valuation Standard Terms of Business (“VSTOB”) as attached to this letter at Appendix 2 shall also apply to this appointment. In the event of any inconsistencies between the VSTOB and this letter, the terms of this letter shall prevail.

We request you provide us with one (1) signed copy of your final report and Argus file (and Argus output reports in the Addenda), no later than 12pm, 11 March 2021. This is a hard deadline, due to the implications on the CMBS process, and you therefore confirm full acknowledgement of this requirement by way of signature. Upon receipt of your reports in conformance with the above requirements, we agree to render you a total fee of €175,000 plus VAT and inclusive of out of pocket expenses.

Your fees will be paid by the borrower as a deduction from the utilisation under the facility to be provided by the syndicate of lenders who will provide refinancing for Blackstone's acquisition of the Property, if for any reason such utilisation under that facility does not occur, by the borrower to an account as you may direct.

Please address the Appraisal Report to the following entities:

Morgan Stanley Collateral Valuation Team
Morgan Stanley Bank N.A.
Morgan Stanley Mortgage Capital Holdings LLC
1585 Broadway, 25th Floor
New York, New York 10036

Please e-mail your report to the following individuals:

Morgan Stanley Valuation Contacts
Dami.Omisore@morqanstanley.com
Lubna.Hussain@morqanstanley.com
Michael.Schirick@morganstanley.com

CBRE Limited (registration number 3536032) trading as CBRE	UK VSTOB (Valuation) v14 – November 2020

If all the above is agreeable to you, kindly sign and return this letter to us.

Sincerely,

Approved:
Morgan Stanley
Name: Michael Schirick
Title: Executive Director

Accepted by:
CBRE Limited
Name: Graham MacMillan
Title: Executive Director

CBRE Limited (registration number 3536032) trading as CBRE	UK VSTOB (Valuation) v14 – November 2020

Appendix 1 - Schedule of 49 Properties to be valued

Mileway ID	Asset Name	City, Country
deadam	Adam Opel Strasse 12	Frankfurt, Germany
deairc	Aircom Parc	Ratingen, Germany
dealbe	Albert-Einstein-Strasse 1	Erkrath, Germany
dedona	Donatusstrasse 127-129	Pulheim, Germany
defeld	Feldbachacker 4	Dortmund, Germany
defelh	Feldheider Strasse 37-45 / 38-78	Erkrath, Germany
defugg	Fuggerstrasse 2-6	Neuss, Germany
degewe	Gewerkenstrasse 13	Herne, Germany
degobi	Gobietstrasse 8	Kassel, Germany
degraf	Graf-Landsberg-Str. 3,5,9	Neuss, Germany
dehamb	Hamburger Strasse 17-22	Dormagen, Germany
dehark	Harkortstrasse 12-32	Ratingen, Germany
dehert01	Hertzstr. 2	Herrenberg, Germany
dehert02	Hertzstr. 4	Herrenberg, Germany
deimbo	Im Boden	Hattersheim am Main, Germany
dejose	Josef-Beyerle-Str. 16	Weil der Stadt, Germany
dekelt	Kelterstr. 67	Unterensingen, Germany
dekohl	Kohlstrasse 8	Koln, Germany
dekole	Kolenbeekstieg 1, 2-6	Stelle, Germany
dekorn	Kornwestheimer Str. 54	Korntal-Münchingen, Germany
deront	Rontgenstrasse 3/7	Darmstadt, Germany
desiem	Siemensstr. 25	Korntal-Münchingen, Germany
nlabst	Abraham van Stolkweg 62	Rotterdam, The Netherlands
nlargo01	Argonstraat 22-112	Zoetermeer, The Netherlands
nlargo02	Argonstraat 116-166	Zoetermeer, The Netherlands
nlbreg	Breguetlaan 67	Oude Meer, The Netherlands
nlbuns	Bunsenstraat 13-23	Dordrecht, The Netherlands
nlelft	Elftweg 32-54	Raamsdonksveer, The Netherlands
nleneg	Energieweg 75-81	Zoeterwoude, The Netherlands
nlengie	Energieweg 39-41	Zoeterwoude, The Netherlands
nlgoes	Goeseelsstraat 6-21	Breda, The Netherlands
nlgroo	Groot Mijdrechtstraat 37-39	Mijdrecht, The Netherlands
nlhaar	Haarlemmerstraatweg 81-137	Halfweg, The Netherlands
nlhave	Havenweg 23-40/2-8 Martin Ovenweg 1-16	Utrecht, The Netherlands
nljarm	Jarmuiden 22-58	Amsterdam, The Netherlands
nlkame	Kamerlingh Onnesweg 2	Vianen, The Netherlands
nllake	Lakenblekerstraat 30-62	Aalsmeer, The Netherlands
nlmonp	Mon Plaisir 102-104	Etten-Leu, The Netherlands
nlnieu	Nieuwe Hemweg 20-62	Amsterdam, The Netherlands
nloslo	Osloweg 1-107	Groningen, The Netherlands
nlpamp	Pampuslaan 96	Weesp, The Netherlands
nlrave	Ravenswade 54-56	Nieuwegein, The Netherlands
nlrijn	Rijnkade 15-17	Weesp, The Netherlands
nlslui	Sluispolderweg	Zaandam, The Netherlands
nlstep	Stepvelden 1-19	Roosendaal, The Netherlands
nlstri	Strijkviertel	De Meern, The Netherlands

CBRE Limited (registration number 3536032) trading as CBRE	UK VSTOB (Valuation) v14 – November 2020

nlstru	Stuttgartstraat	Rotterdam, The Netherlands
nlweid	Weidehek 64-70	Breda, The Netherlands
nlwilg	Wilgenkade 5-25	Houten, The Netherlands

CBRE Limited (registration number 3536032) trading as CBRE	UK VSTOB (Valuation) v14 – November 2020

Appendix 2 – CBRE VSTOB

CBRE LIMITED – VALUATION STANDARD TERMS OF BUSINESS AND VALUATION GENERAL PRINCIPLES AND

ASSUMPTIONS – UK

A. Valuation Standard Terms of Business

1.	PRELIMINARY

1.1.	In these Conditions CBRE Limited is referred to as “we”, “us” or “our” and the client with whom we contract to supply services is referred to as “you” and “your”.
1.2.	Our responsibility is solely to you and we will perform our services with the reasonable care, skill and diligence expected of competent and properly qualified persons of the relevant disciplines who are experienced in carrying out such services and will act in good faith at all times.
1.3.	Your contract is with CBRE Limited. No CBRE Limited officer, director, employee, member or consultant contracts with you directly or assumes legal responsibility to you personally in respect of work performed on behalf of CBRE Limited. All correspondence and other outputs sent to you in the course of our appointment with you shall for all purposes be treated as having been sent on behalf of CBRE Limited.
1.4.	Our services and fees are as stated in the letter to which these terms are attached.
1.5.	The terms of our appointment are binding between you and us and may only be varied if mutually agreed in writing with you and accepted in writing by your authorised signatory and one of our Directors or the Associate Director who has signed our letter of appointment.

2.	CHARGES AND EXPENSES
2.1.	If there is a material change in the scope of our instructions, we will agree with you, in writing, an additional or alternative fee arrangement.
2.2.	Unless expressly stated in our letter of appointment, in addition to our fees, you will (subject to condition 2.3 below) be responsible for all reasonably incurred out-of-pocket expenses including, without limitation, advertising, photocopying, printing and reproduction costs, signboards, mailshots, photography, receptions, plan printing charges, courier charges, travelling costs, overnight accommodation etc., and marketing material of any kind.
2.3.	If we are responsible for arranging marketing material then we will obtain estimates for the costs of marketing materials and agree them with you before incurring the cost.
2.4.	All fees quoted in our letter of appointment are exclusive of VAT, which will be charged at the applicable rate. VAT shall also be payable by you on disbursements and other amounts due, where applicable.
2.5.	In the event of our appointment being terminated for whatever cause, we reserve the right to charge for the work carried out (even if incomplete) in accordance with the fee basis agreed for the appointment or any subsequent agreed variations to the terms of our appointment.

3.	PAYMENT
3.1.	Our invoices are due for payment within 30 days of issue.
3.2.	We reserve the right to charge interest calculated on a daily basis from the 31st day following the date of issue of the invoice at the statutory rate of interest determined in accordance with the Late Payment of Commercial Debts (Interest) Act 1998 (as amended) and to charge any reasonable debt collection costs incurred by us in the recovery of any outstanding payments that are properly due by you to us.

4.	QUALITY CONTROL AND COMPLAINTS PROCEDURE
4.1.	We have documented Quality Management Systems (QMS) which have been developed to meet the requirements of ISO 9001:2015. Enhancing client satisfaction and continual improvement are key requirements of our systems and we are dedicated to providing you with a first-class personal service.
4.2.	In the event that you feel that we are falling short of the high standards that we set ourselves in the services we provide, please do let us know. Our Complaints Procedure involves a full investigation of any complaints that we receive and has been designed to comply with the Royal Institution of Chartered Surveyors (“RICS”) Rules of Conduct. A written copy of our Complaints Procedure will be made available upon request.

5.	LIABILITY
5.1.	All information that has been or will be supplied to us by you or your representatives has been or will be accepted as being complete and correct unless otherwise stated.
5.2.	Nothing in this appointment shall exclude or limit a party’s liability for death or personal injury caused by that party’s negligence, or for fraudulent misrepresentation.
5.3.	Neither party to the appointment shall be liable to the other party for (i) any indirect, special or consequential loss or damage howsoever caused, whether in contract, tort, negligence or otherwise or (ii) any loss of profits, loss of contracts, loss of revenue, increased costs and expenses or wasted expenditure, whether direct or indirect.

5.4.	Our maximum aggregate liability to you arising from or in relation to this appointment (in contract, tort, negligence or otherwise) howsoever arising shall in no circumstances exceed the lower of: (i) 25% of the value of a single property, or in the case of a claim relating to multiple properties 25% of the aggregated value of the properties to which the claim relates (such value being as at the date of this instruction and on the basis identified in the appointment or if no basis is expressed Market Value as defined by the RICS); or (ii) £20million
5.5.	We shall have no liability for any delay or failure to provide the services in accordance with this appointment to the extent that any such delay or failure is caused by either you or a third party for whom you are responsible. Where we are one party liable in conjunction with others, our liability shall be limited to the share of loss reasonably attributable to us on the assumption that all other parties pay the share of loss attributable to them (whether or not they do).
5.6.	You agree that you will not bring any claim relating to this appointment (in contract, tort, negligence or otherwise) against any CBRE Limited officer, director, employee, member or consultant in their personal capacity.

6.	DOCUMENTS
6.1.	Unless expressly stated in our letter of appointment, all intellectual property rights in all reports, drawings, accounts and other documentation created, prepared or produced by us in relation to our appointment (including without limitation spreadsheets, databases, electronic mail or any other electronically produced or stored documents) (the “Documents”) belong to us.
6.2.	We hereby grant you an irrevocable, royalty free, worldwide licence to use, copy and reproduce the Documents. We shall not be liable for any use of the Documents for purposes other than that for which they were produced.
6.3.	You are not permitted to include the whole or any part of the Documents in a prospectus, offering document or other publication without our written consent. In the event we consent, in writing, to your incorporating or referencing any of the Documents in any offering documents intended for review by other parties, you shall not distribute, file, or otherwise make such materials available to any such parties unless and until you have provided us with complete copies of the offering documents and we have approved the use of such Documents in all such offering documents in writing. You shall reimburse us for any costs and expenses, including attorneys’ fees, arising from legal review of the offering materials on our behalf, where necessary. If you request our approval to use or publish the Documents or any part thereof (including any valuations contained therein) in any external publication, investor briefing or website, or make them available to any third parties whatsoever, you must provide us with a specimen of the text and layout of the article, display or advertisement and identify the intended forum and recipients. If we approve the offering documents, publication or display, you may not vary from the specimen so approved by us.

7.	TERMINATION
7.1.	Our services under the terms of our appointment will terminate when any one of the following events occurs:
7.1.1.	The job is finished; or
7.1.2.	If you and we consider that it is not in the mutual best interest of the two parties for us to continue to act on your behalf; or
7.1.3.	If you do not pay our invoices as they fall due, or we reasonably anticipate that that will be the case; or
7.1.4.	With immediate effect if either you or we become subject to any sanction or order whereby it would become illegal or contrary to the other parties’ interests to continue working together; or
7.1.5.	If either you or we become insolvent, or have a receiver, liquidator, administrator or administrative receiver appointed; or
7.1.6.	If either you or we cease or threatens to cease trading; or

CBRE Limited (registration number 3536032) trading as CBRE	UK VSTOB (Valuation) v14 – November 2020

remediable) you do not remedy the breach within 14 days following written notification from us; or

7.1.8.	By mutual agreement, if the circumstances in clause 8.5.2 apply.

8.	FORCE MAJEURE
8.1.	A “Force Majeure Event” shall be defined as any event outside the reasonable control of either party affecting its ability to perform any of its obligations (other than payment) under a contract incorporating these terms including without limitation: Covid-19 (including without limitation any measures introduced by any government or regulatory authority in relation to Covid-19); acts of God; epidemic or pandemic; terrorist attack, civil commotion or riots, war, threat of or preparation for war; nuclear, chemical or biological contamination; law or any action taken by a government or public authority (including without limitation any local, national or international restrictions on travel); collapse of buildings, fire, explosion or accident; and any labour or trade dispute, strikes, industrial action or lockouts.
8.2.	If either party is prevented, hindered or delayed in or from performing any of its obligations under this appointment as a result of a Force Majeure Event, the affected party shall not be in breach of the appointment or otherwise liable for any such failure or delay in the performance of such obligations.
8.3.	The affected party shall, as soon as reasonably practicable after the start of the Force Majeure Event, notify the other party of such Force Majeure Event and the effect of the Force Majeure Event on its ability to perform any of its obligations under the contract.
8.4.	The affected party shall use reasonable endeavours to mitigate the effect of the Force Majeure Event on the performance of its obligations.
8.5.	If the affected party is prevented, hindered or delayed in or from performing any of its obligations under this appointment as a result of a Force Majeure Event for a continuous period of more than 30 days:
8.5.1.	the affected party shall be entitled to suspend the performance of its obligations until such time as they can reasonably be performed; or
8.5.2.	if such a suspension is not reasonable or practical in the circumstances, we and you can mutually agree to terminate the contract incorporating these terms.

9.	MONEY LAUNDERING REGULATIONS
9.1	Legislation has imposed on us obligations for mandatory reporting, record-keeping and client identification procedures. We will attempt to verify your details electronically which will include, where applicable, identifying your parent companies, major shareholders, beneficial owners and directors. On occasions we may need to ask you for certain identification documents to ensure we comply with the Regulations. Where such information is requested, you will provide such information promptly to enable us to proceed to provide our services. We shall not be liable to you or any other parties for any delay in the performance or any failure to perform the services which may be caused by our duty to comply with such requirements.

9.2	You represent, undertake and warrant that any funds paid by you pursuant to our appointment (if any) are derived from legitimate sources and are not related to proceeds of crime, money laundering or other illegality either directly or indirectly.

10.	GENERAL
10.1.	We do not give legal advice. You should seek legal advice as appropriate from your lawyers. We have no responsibility for the content of any legal advice that is obtained.
10.2.	We maintain professional indemnity insurance (details available on request).
10.3.	We are regulated by the Royal Institution of Chartered Surveyors (RICS).
10.4.	We comply with our obligations under the EU General Data Protection Regulation 2016/679 (“GDPR”) and any legislation in force in EU member states from time to time which implements GDPR when providing our services for you. If you require us to process any personal data during the course of providing the services (in circumstances where you are the controller and we would be the processor of the personal data) then the provisions of the Appendix (Data Processing Appendix) to these Conditions shall apply.
10.5.	The parties to the appointment shall provide all necessary cooperation to ensure that each party complies with the obligations of the Bribery Act 2010. We are unable to provide any services to the extent that the provision of such services would amount to a violation of applicable laws or cause us or our affiliates to be in breach of any sanction, prohibition or restriction under the UN Security Council Resolutions or under any other trade or economic sanctions, laws or regulations.
10.6.	All discussions we have with you, advice we give and documentation provided by you to us will be kept confidential, unless we agree with you otherwise, aside from transactional data which is shared with rating agencies and third-party property data service firms for purposes including statistical reporting on industry trends.
10.7.	You agree that we may use the information provided under this agreement for internal data audit and analytic purposes and to build databases and/or surveys for internal use by CBRE Group Companies. Provided such data has been sufficiently anonymised, you also agree to the use of the information for external research purposes the objective of which is to improve the quality of our service offering to all of our clients. ‘Group Company’ means in relation to a company, each and every subsidiary or holding company from time to time of that company, and each and every subsidiary from time to time of a holding company of that company.
10.8.	For the purposes of the Contract (Rights of Third Parties) Act 1999, you and we agree that it is not intended for any term of the appointment to be enforceable by any third party who, but for the Act, would not have been entitled to enforce such terms.
10.9.	If at any time any part of the appointment is held to be or becomes void or otherwise unenforceable for any reason, then that part will be deemed omitted from the appointment. The validity or enforceability of the remaining parts of the appointment shall not be affected or impaired as a result of that omission.
10.10.	The appointment, and any issues or disputes arising out of or in connection with it (whether such disputes are contractual or non-contractual in nature, such as claims in tort, for breach of statute or regulation, or otherwise) shall be governed by and construed in accordance with English Law and the exclusive jurisdiction of the English Courts.
10.11.	This agreement constitutes the entire agreement between the parties and supersedes and extinguishes all previous agreements, promises, assurances, warranties, representations and understandings between them, whether written or oral, relating to its subject matter.

Data Processing Appendix

“Data Protection Legislation” means the regulation on the protection of natural person with regard to the processing of personal data and on the free movement of such data known as the General Data Protection Regulation ((EU) 2016/679) and any national legislation implementing such regulation or otherwise related to data protection and privacy.

“Processing”, “Data Subject”, “Personal Data” (“Data”), “Personal Data Breach”, “Supervisory Authority”, “Controller” and “Processor” shall have the meaning given to it in the Data Protection Legislation.

1.	Compliance with law: Both parties shall comply with all applicable requirements of the Data Protection Legislation. This paragraph 1 is in addition to, and does not relieve, remove or replace, a party’s obligations under the Data Protection Legislation.
2.	Relationship of the parties: The parties acknowledge that you are the controller and we are the processor. To the extent not stated elsewhere in this agreement the details of processing are as follows:
●	Subject matter of the Processing: To provide valuation services to the Client so that valuation reports may be generated.
2.1.	Duration of the processing: As required in order to deliver our services pursuant to this Agreement, or as otherwise required by law.
2.2.	Nature and purpose of the Processing: In order to generate valuation reports, CBRE shall review underlying documentation (e.g. leases), inspect properties and triage data.
2.3.	Types of Data being Processed: Data as reviewed for the purposes of conducting the valuation. This could include the names of individuals and addresses, such as found in the underlying documentation provided to CBRE.

3.	CBRE responsibilities: Without prejudice to the generality of paragraph 1, we shall, in relation to any Data processed in connection with the performance by us of our obligations under this agreement:
3.1.	process that Data only on your documented instructions to perform our obligations under this agreement and ensure that our personnel and those of our Sub-Processors (defined below) only process Data on instructions from you, unless required to do otherwise by applicable law.
3.2.	ensure that our personnel and personnel of any Sub-Processors who are authorised to process Data have committed themselves to confidentiality or are under an appropriate statutory obligation of confidentiality;
3.3.	taking into account the state of the art, the costs of implementation and the nature, scope, context and purposes of the processing as well as the risk of

CBRE Limited (registration number 3536032) trading as CBRE	UK VSTOB (Valuation) v14 – November 2020

persons, implement appropriate technical and organisational measures to ensure a level of security appropriate to that risk. In assessing the appropriate level of security, we shall, in particular, take into account the risk that are presented by the processing, in particular from unauthorised or unlawful processing, accidental or unlawful destruction, loss, alteration, unauthorised disclosure of, or access to the Data transmitted, stored or otherwise processed.
3.4.	not appoint any additional third party, including consultant, sub-contractor, agent or professional adviser or other third party which may receive and/or have access to Data (“Sub-Processor”), without your prior general written authorisation subject to us:
3.4.1.	informing the Client of any intended replacement of a Sub-Processor and gives the Client 10 business days to object to such appointment or replacement;
3.4.2.	putting in place written contractual obligations with each Sub-Processor which are substantially similar to the obligations imposed on us pursuant to this Appendix; and
3.4.3	remaining liable to you for any failure of any such Sub-Processor to comply with such substantially similar data protection obligations.

3.5.	taking into account the nature of the Processing by us, reasonably assist you with your obligations, insofar as is possible and by appropriate technical and organisational measures, to respond to: (i) any request from a data subject to exercise any of its rights under the Data Protection Legislation (including its rights of access, correction, objection, erasure and data portability, as applicable); and (ii) any other correspondence, enquiry or complaint received from a data subject, regulator or other third party in connection with the processing of Data, such as these relate to the Data processed by us on your behalf under this agreement. In the event that any such request, correspondence, enquiry or complaint is made directly to us, we shall promptly inform you, providing full details of the same;
3.6.	provide reasonable cooperation to you in connection with any data protection impact assessment and/or supervisory authority consultation that may be required under the Data Protection Legislation. For the avoidance of doubt, such assistance shall be strictly limited to the processing of Data by us on your behalf under this agreement, taking into account the nature of the processing and the information available to us;
3.7.	if we become aware of a confirmed Personal Data Breach, inform you without undue delay and shall provide reasonable information and cooperation to you so that you can fulfil any data breach reporting obligations you may have under the Data Protection Legislation.
3.8.	at your written election, and to the extent technically feasible, either:
3.8.1.	securely destroy the Data (including all copies of it); or
3.8.2.	return the Data (including all copies of it) to you in the format required by you (at your cost);
upon termination or expiry of this agreement, provided that we may retain a copy of the Data where required by applicable law; and

3.9.	no more than once in any 12 month period, unless otherwise required by a Supervisory Authority or where you reasonably suspect non-compliance with this Appendix, provide all information reasonably necessary to demonstrate our and any Sub-Processor’s compliance with this Appendix and/or allow you and/or your authorised representatives, upon no less than 15 business days’ prior written notice to us, reasonable access during normal business hours to any relevant premises and documents to inspect the procedures and measures referred to in this Appendix . Such audits shall be at your cost, provided that if such audit reveals that we breached this Appendix, then we shall bear all such costs. In addition, such audits shall be carried out with the minimum disruption possible to our operations and where you or your authorised representative signs our standard confidentiality agreement.
3.10.	If we are aware that or of the opinion that any instruction given by you in accordance with paragraph 4.9 infringes the Data Protection Legislation or other applicable law, we shall immediately inform the you of this giving details of the potential infringement.

4.	International data transfers:
4.1.	For the purposes of paragraphs 4.2 and 4.3:
4.1.1.	“Europe” means (i) the Member States of the European Economic Area, and (ii) with immediate effect following its withdrawal from the European Union, the United Kingdom.
4.1.2.	“UK and EU Data Protection Law” means the Data Protection Legislation and any and all applicable UK data protection laws (including the Data Protection Act 2018, as may be amended or superseded following the United Kingdom’s withdrawal from the European Union)
4.2.	We shall not transfer the Data to (nor permit the Data to be processed in or from) a country outside of Europe unless it takes such measures as are necessary to ensure the transfer is in compliance with UK and EU Data Protection Law (including, where applicable, such measures as are described in paragraph 4.3).
4.3.	If and when European Union law ceases to apply to the United Kingdom upon the United Kingdom’s withdrawal from the European Union then:
4.3.1.	to the extent that the Data is subject to the Data Protection Legislation by virtue of European Union law, we shall not transfer the Data to (nor permit the Data to be processed in or from) the United Kingdom unless it takes such measures as are necessary to ensure the transfer is in compliance with the Data Protection Legislation; and
4.3.2.	We shall not transfer the Data to (nor permit the Data to be processed in or from) a country outside of Europe unless it complies with the requirements of paragraph 4.2.

CBRE Limited (registration number 3536032) trading as CBRE	UK VSTOB (Valuation) v14 – November 2020

CBRE LIMITED - VALUATION STANDARD TERMS OF BUSINESS AND GENERAL PRINCIPLES AND ASSUMPTIONS - UK - B. General Principles and Assumptions adopted in the preparation of Valuations and Reports

Set out below are the general principles upon which our valuations and reports are prepared and which will apply unless specifically mentioned otherwise in the body of the report. We will be pleased to discuss specific variations to suit your particular requirements.

These General Principles and Assumptions should be read in conjunction with our Valuation Standard Terms of Business (Part A) and Terms of Engagement.

11.	RICS VALUATION STANDARDS

11.1.	All valuations are carried out in accordance with the latest edition of the RICS Valuation - Global Standards and the RICS Valuation - Professional Standards UK published by the Royal Institution of Chartered Surveyors, (“the Valuation Standards”) and are undertaken by appropriately qualified valuers as defined therein. Where a valuation is undertaken or contributed to by more than one qualified valuer, a list of those valuers will be retained within the working papers.

12.	VALUATION BASIS

12.1.	The definition of ‘Market Value’ in the Valuation Standards is: “The estimated amount for which an asset or liability should exchange on the Valuation Date between a willing buyer and a willing seller in an arm’s-length transaction after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”

12.2.	It should be noted that the interpretive commentary of the Valuation Standards makes it clear that, amongst other things, the valuation assumes that the appropriate marketing period had occurred prior to the Valuation Date and that simultaneous exchange and completion of the sale took place on the Valuation Date. Our valuations are, therefore, based upon the facts and evidence available as at the Valuation Date.

12.3.	We would also draw your attention to the fact that we are required to assume that the buyer will purchase in accordance with the realities of the current market - and with current market expectations - and that the seller will sell the property at market terms for the best price attainable in the open market after proper marketing, whatever that price may be.

12.4.	The valuation represents the figure that would appear in a hypothetical contract of sale at the Valuation Date. No adjustment has been made to this figure for any expenses of acquisition or realisation - nor for taxation which might arise in the event of a disposal. No account has been taken of any inter-company leases or arrangements, or of any mortgages, debentures or other charge. No account has been taken of the availability or otherwise of capital-based Government or European Community grants.

12.5.	The definition of ‘Fair Value’ within International Financial Reporting Standard 13 (IFRS 13) is “The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.”

12.6.	The definition of ‘Fair Value’ within Financial Reporting Standard 102 (FRS 102) is “The amount for which an asset could be exchanged, a liability settled, or an equity instrument granted could be exchanged, between knowledgeable, willing parties in an arm’s length transaction”.

12.7.	We confirm that “Fair Value”, for the purpose of financial reporting under IFRS 13 and also FRS 102 (UK GAAP), is effectively the same as “Market Value”.

12.8.	The definition of ‘Equitable Value’ within the International Valuation Standards 2017 is “The estimated price for the transfer of an asset or liability between identified knowledgeable and willing parties that reflects the respective interests of those parties.” It is not an appropriate basis of value for financial reporting purposes - being commonly used in litigation.

12.9.	The definition of ‘Investment Value’ in the Valuation Standards is “The value of an asset to the owner or a prospective owner for individual investment or operational objectives”. It reflects the circumstances and financial objectives of the entity for which the valuation is being produced. The difference between the Investment Value of an asset and its Market Value provide the motivation for buyers or sellers to enter the market. The valuation prepared on the basis of Investment Value reflects the benefits received by an entity from holding the asset and, therefore, does not necessarily involve a hypothetical exchange. The Investment Value reflects the circumstances and financial objectives of the entity for which the valuation is being produced. You have advised us that this valuation advice will be used purely for internal purposes and will not be communicated to any third party. This exercise is required in order to assist you to determine a price that should be accepted by you in the circumstances set out within the attached Terms of Engagement letter. We would draw your attention to the fact that although we can assist you in in determining the price that should be accepted in the circumstances outlined in the attached letter, this is, ultimately, a commercial judgment that can only be made by the vendor. Our assumption is that all due diligence required for marketing purposes has been carried out prior to the assumed marketing period. The figures reported assume that the Properties are sold on an individual basis and not as part of a portfolio. The figures provided are subject to a significant degree of judgement and you must, therefore, be aware of this if placing reliance on these figures.

12.10.	The definition of ’Synergistic Value’ within the International Valuation Standards 2017 is “the result of a combination of two or more assets or interests where the combined value is more than the sum of the separate values.” If the synergies are only available to one specific buyer then Synergistic Value will differ from Market Value, as the Synergistic Value will reflect particular attributes of an asset that are only of value to a specific purchaser. The added value above the aggregate of the respective interests is often referred to as ‘marriage value’.

12.1 1.	The definition of ‘Existing Use Value’ in the Valuation Standards is “The estimated amount for which a property should exchange on the valuation date between a willing buyer and a willing seller in an arm’s length transaction after proper marketing and where the parties had acted knowledgeably, prudently and without compulsion, assuming that the buyer is granted vacant possession of all parts of the asset required by the business and disregarding potential alternative uses and any other characteristics of the asset that would cause its market value to differ from that needed to replace the remaining service potential at least cost”

12.12.	The definition of ‘Existing Use Value for Social Housing* (EUV-SH) in the Valuation Standards - UK national supplement is: “An opinion of the best price at which the sale of an interest in a property would have been completed unconditionally for a cash consideration on the valuation date, assuming: a willing seller, that prior to the valuation date there had been a reasonable period (having regard to the nature of the property and the state of the market) for the proper marketing of the interest for the agreement of the price and terms and for the completion of the sale, that the state of the market, level of values and other circumstances were on any earlier assumed date of exchange of contracts, the same as on the date of valuation, that no account is taken of any additional bid by a prospective purchaser with a special interest, that both parties to the transaction had acted knowledgeably, prudently and without compulsion, that the property will continue to be let by a body pursuant to delivery of a service for the existing use, the vendor would only be able to dispose of the property to organisations intending to manage their housing stock in accordance with the regulatory body’s requirements, that properties temporarily vacant pending re-letting should be valued, if there is a letting demand, on the basis that the prospective purchaser intends to re-let them, rather than with vacant possession; and that any subsequent sale would be subject to all the same assumptions above

12.13.	The definition of ‘Market Rent’ is “The estimated amount for which an interest in real property should be leased on the Valuation date between a willing lessor and a willing lessee on appropriate lease terms in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.

12.14.	Rental values will be adopted as appropriate in assessing the capital value and are not necessarily appropriate for other purposes. They will not necessarily accord with the definition of Market Rent in the Red Book - which is normally used to indicate the amount for which a vacant property may be let, or for which a let property may be re-let when the existing lease terminates. Market rent is not a suitable basis for setting the amount of rent payable under a rent review provision in a lease, where the actual definitions and assumptions in the lease have to be used.

13.	INFORMATION SUPPLIED

13.1.	We have assumed that where any information relevant to our valuation is supplied by you, or by any third party at your instigation, it is correct and comprehensive, and can be safely relied upon by us in preparing our valuation.

14.	INSPECTIONS

14.1.	We undertake such inspections and investigations as are, in our opinion, necessary to produce a valuation which is professionally adequate for its purpose.

15.	DOCUMENTATION AND TITLE

15.1.	Unless specifically instructed, we do not read legal documentation. Where legal documentation is provided to us, we will have regard to the matters therein but recommend that reliance should not be placed on our interpretation thereof without prior verification by your legal advisors.

15.2.	Unless disclosed to us, we assume that there are no outstanding statutory breaches or impending litigation in respect of the property.

15.3.	We further assume that all documentation is satisfactorily drawn and that unless disclosed to us, there are no unusual or onerous restrictions, easements, covenants or other outgoings which would adversely affect the value of the relevant interest(s).

15.4.	In respect of leasehold properties, we will assume that your landlord will give any necessary consents to an assignment.

15.5.	Unless notified to the contrary we assume that each property has a good and marketable title and is free from any pending litigation.

16.	TENANCIES

16.1.	Unless disclosed to us or stated otherwise in the report it is assumed that:

i.	All properties are subject to normal outgoings and that tenants are responsible for all repairs, the cost of insurance and payment of rates and other usual outgoings, either directly or by means of service charge provisions.
ii.	Rent reviews are on an upward-only basis to the open market rent and that no questions of doubt arise as to the interpretation of the rent review provisions in the lease. We assume that neither the landlord nor the tenant may terminate the lease prematurely.
iii.	There are no tenant’s improvements that will materially affect our opinion of the rent that would be obtained on review or renewal.
iv.	Vacant possession can be given of all accommodation which is unlet or is let on a service occupancy.
v.	There are no user restrictions or other restrictive covenants in leases which would adversely affect value.

17.	TENANTS’ COVENANT STRENGTH

17.1.	Unless specifically requested, we do not make detailed enquiries into the covenant strength of occupational tenants but rely on our judgement of the market’s perception of them. Any comments on covenant strength should therefore be read in this context. Furthermore, we assume, unless otherwise advised, that the tenant is capable of meeting its financial obligations under the lease and that there are no arrears of rent or other payments or undisclosed breaches of covenant.

18.	MEASUREMENTS

18.1.	Unless specifically instructed, we do not undertake a measured site survey but calculate site areas by reference to the identified boundaries of the property and the appropriate Plans.

19.	TOWN PLANNING AND OTHER STATUTORY REGULATIONS

19.1.	Unless specifically instructed, we do not normally undertake enquiries to obtain town planning and highway information from the relevant Local Authority. We assume that the Properties are not adversely affected by town planning or road proposals.

19.2.	Our valuations are prepared on the assumption that the premises comply with all relevant statutory enactments and Building Acts and Regulations and that a fire risk assessment and emergency plan are in place.

19.3.	We assume that all necessary consents, licences and authorisations for the use of the property and the process carried out therein have been obtained and will continue to subsist and are not subject to any onerous conditions.

19.4.	We assume that in England and Wales, the properties possess current Energy Performance Certificates (EPCs) as required under the Government’s Energy Performance of Buildings Directive - and that they have an energy efficient standard of ‘E’, or better. We would draw your attention to the fact that under the Energy Efficiency (Private Rented Property) (England and Wales) Regulations 2015 it became unlawful for landlords to rent out a business premise from 1st April 2018 unless the site has reached a minimum EPC rating of an ‘E’ or secured a relevant exemption. In Scotland, we have assumed that the properties possess current Energy Performance Certificates (EPCs) as required under the Scottish Government’s Energy Performance of Buildings (Scotland) Regulations - and that they meet energy standards equivalent to those introduced by the 2002 building regulations. We would draw your attention to the fact the Assessment of Energy Performance of Non-Domestic Buildings (Scotland) Regulations 2016 came into force on 1st September 2016. From this date, building owners are required to commission an EPC and Action Plan for sale or new rental of non-domestic buildings bigger than 1,000 sq m that do not meet 2002 building regulations energy standards. Action Plans contain building improvement measures that must be implemented within 3.5 years, subject to certain exemptions.

19.5.	We further assume that there are no outstanding obligations or liabilities arising out of the provisions of the Defective Premises Act 1972, and that only minor or inconsequential costs will be incurred if any modifications or alterations are necessary in order for occupiers of each Property to comply with the provisions of the Disability Discrimination Act 1995 (in Northern Ireland) or the Equality Act 2010 (in the rest of the UK).

20.	BUILDING SURVEYS

20.1.	Unless specifically instructed, we do not undertake building surveys, nor do we inspect those parts that are covered, unexposed or inaccessible, or test any of the electrical, heating, drainage or other services. Any readily apparent defects or items of disrepair noted during our inspection will, unless otherwise stated, be reflected in our valuation, but no assurance is given that any property is free from defect. We assume that those parts which have not been inspected would not reveal material defects which would cause us to alter our valuation.

20.2.	We assume that the services and any associated controls or software are in working order and free from defect.

21.	HAZARDOUS AND DELETERIOUS MATERIALS

21.1.	Unless specifically instructed, we do not carry out investigations to ascertain whether any building has been constructed or altered using deleterious materials or methods. Unless specifically notified, our valuation assumes that no such materials or methods have been used. Common examples include high alumina cement concrete, calcium chloride, asbestos and wood wool slabs used as permanent shuttering.

22.	SITE CONDITIONS

22.1.	Unless specifically instructed, we do not carry out investigations on site in order to determine the suitability of ground conditions and services, nor do we undertake environmental, archaeological, or geotechnical surveys. Unless notified to the contrary, our valuation is on the basis that these aspects are satisfactory and also that the site is clear of underground mineral or other workings, methane gas, or other noxious substances. In the case of properties that may have redevelopment potential, we assume that the site has load-bearing capacity suitable for the anticipated form of redevelopment without the need for additional and expensive foundations or drainage systems. Furthermore, we assume in such circumstances that no unusual costs will be incurred in the demolition and removal of any existing structure on the property.
22.2.	We will assume that either there is no flooding risk or, if there is, that sufficient flood defences are in place and that appropriate building insurance could be obtained at a cost that would not materially affect the capital value.

23.	ENVIRONMENTAL CONTAMINATION

23.1.	In preparing our valuation we assume that no contaminative or potentially contaminative use is, or has been, carried out at the property. Unless specifically instructed, we do not undertake any investigation into the past or present uses of either the property or any adjoining or nearby land, to establish whether there is any potential for contamination from these uses and assume that none exists. Should it, however, be subsequently established that such contamination exists at the property or on any adjoining land or that any premises have been or are being put to contaminative use, this may have a detrimental effect on the value reported.
23.2.	We assume that invasive species such as Japanese Knotweed are not present on site.

24.	HIGH VOLTAGE ELECTRICITY SUPPLY APPARATUS

24.1.	Where there is high voltage electricity supply apparatus within close proximity to the property, unless otherwise stated we have not taken into account any likely effect on future marketability and value due to any change in public perception of the health implications.

25.	PLANT AND MACHINERY, FIXTURES AND FITTINGS

25.1.	Our valuation includes those items usually regarded as forming part of the building and comprising landlord’s fixtures, such as boilers, heating, lighting, sprinklers and ventilation systems and lifts but generally exclude process plant, machinery and equipment and those fixtures and fittings normally considered to be the property of the tenant.

25.2.	Where the property is valued as a fully equipped operational entity our valuation includes trade fixtures and fittings and equipment necessary to generate the turnover and profit. Valuations for investment purposes will include the landlord’s fixtures and fittings but not the trade fixtures and the trade inventory where the tenant owns these.

26.	TAXATION

26.1.	In preparing our valuations, no allowances are made for any liability which may arise for payment of Corporation Tax or Capital Gains Tax, or any other property related tax, whether existing or which may arise on development or disposal, deemed or otherwise. We also specifically draw your attention to the fact that our valuation is exclusive of any VAT liability which may be incurred. Unless specifically instructed we have not taken into account the availability of capital allowances.

27.	LANDLORD AND TENANT ACT 1987

27.1.	The Landlord and Tenant Act 1987 (the “Act”) gives certain rights to defined residential tenants to acquire the freehold/head leasehold interest in a building where more than 50% of the floor space is in residential use. Where this is applicable, we have assumed that necessary notices have been given to the residential tenants under the provisions of the Act, and that such tenants have elected not to acquire the freehold/head leasehold interest, and therefore disposal into the open market is unrestricted.

28.	GOVERNMENT GRANTS

28.1.	All valuations are given without any adjustment for capital-based Government or European Community grants received or potentially receivable at the date of the valuation.

29.	AGGREGATION

29.1.	In the valuation of portfolios, each property is valued separately and not as part of the portfolio. Accordingly, no allowance, either positive or negative, is made in the aggregate value reported to reflect the possibility of the whole or part of the portfolio being put on the market at any one time.

30.	VALUATION CURRENCY

30.1.	Our valuations will be reported in the appropriate local currency and represent our opinion of the realisable value in the country of origin with no allowance made for the transfer of funds to the UK

31.	CONFIDENTIALITY/THIRD PARTY LIABILITY

31.1.	Our valuations and reports are strictly confidential to the party to whom they are addressed, or their other professional advisors, for the specific purpose to which they refer. No third parties may rely upon our valuations and reports and no responsibility whatsoever is accepted to any third parties for the whole or part of their contents without our written approval.

31.2.	We would draw your attention to the fact that the valuations may be investigated by the Royal Institution of Chartered Surveyors (‘RICS’), on a confidential basis, for the purposes of the RICS’s conduct and disciplinary regulations in order to ensure compliance with the Valuation Standards.

32.	PUBLICATION

32.1.	Neither the whole nor any part of our report, nor any reference thereto, may be included in any published document, circular or statement, nor published in any way nor disclosed orally to a third party, without our written approval of the form and context of such publication or disclosure. Such approval is required, whether or not CBRE is referred to by name and whether or not the report is combined with others. Any such approved publication of, or reference to this report will not be permitted unless it contains a sufficient contemporaneous reference to any departure from the Red Book or the incorporation of any Special Assumptions (if applicable)

33.	LAND TRANSFER TAX (or local equivalent)

33.1.	Our valuations assume that Land Transfer Tax (or the local equivalent) will be applied at the rate currently applicable. In the UK, Stamp Duty Land Tax (SDLT) in England and Northern Ireland, Land and Buildings Transaction Tax (LABTT) in Scotland, or Land Transaction Tax (LTT) in Wales, will apply at the rate currently applicable.

34.	INSURANCE COMPANIES (UK ONLY)

34.1.	As instructed, our valuations have been prepared for the purposes of the company’s annual accounts and therefore comply with the 2006 Companies Act. We understand that these valuations may also be incorporated in returns to the Financial Conduct Authority and that they must therefore comply with Part VIII of the Insurance Companies Regulations 1994 (the 1994 Regulations), supported by the Department of Trade and Industry Insurance Division Prudential Guidance Note 7/1994 issued in December 1994.

34.2.	For the purpose of complying with the Department of Trade and Industry’s regulations to show open market value net of expenses of sale, we suggest that a figure of 1.50% of the total value plus VAT is deducted from the total value.

35.	PENSION FUNDS

35.1.	We confirm that “Market Value”, the term replacing “Open Market Value”, produces the same figure as “Open Market Value”.

36.	TRADING RELATED

36.1.	We will have regard to the RICS Valuation Practice Guidance Application (VGPA) 4 on the valuation of trade related properties. Key considerations under VPGA 4 are as follows:

36.2.	The essential characteristics of properties that are normally sold on the basis of their trading or underlying trading potential is that they are designed, or adapted, for a specific use and the resulting lack of flexibility usually means that the value of the property interest is intrinsically linked to the returns that an owner can generate from that use.

36.3.	The valuation of the operational entity usually includes:

a)	the legal interest in the land and buildings;

b)	the trade inventory, usually comprising all trade fixtures, fittings, furnishings and equipment; and

c)	the market’s perception of the trading potential, together with an assumed ability to obtain/renew existing licences, consents, certificates and permits.

36.4.	Trading potential is the future profit that a competent operator of a business conducted on the premises acting in an efficient manner (the Reasonably Efficient Operator “REO”) would expect to be able to realise from occupation of the property. It excludes personal goodwill, which is the value of profit generated over and above market expectations that would be extinguished upon sale of the property, together with financial factors relating specifically to the current operator of the business

36.5.	The valuation excludes consumables and stock in trade and any antiques, fine art and chattels.

36.6.	The valuation is based on an estimate of the maintainable level of trade (Fair Maintainable Turnover (“FMT”)) and future profitability (“Fair Maintainable Operating Profit (“FMOP”)) that an REO would expect to achieve. FMT assumes that the property is properly equipped, repaired and maintained. FMOP is operating profit prior to depreciation and finance costs relating to the property, and any rent if leasehold

36.7.	The valuation includes trade items and equipment that are essential to the running of the operational entity but which either are owned separately from the land and buildings or are leased.

36.8.	If fixtures, machinery and equipment are leased or under contract, we assume that leasing costs are reflected in the trading figures supplied to us, and that all trade fixtures and fittings essential to the running of the property would be capable of transfer as part of a sale of the building and any third-party consents obtained.

36.9.	Unless stated otherwise within our report, our valuation assumes that the property is open for business and trading at the Valuation Date and that there will be a continuation of trading. Where the property is empty either through cessation of trade, or it is a new property with no existing trade to transfer and/or there is no trade inventory, valuation assumptions apply as will be set out in our report. The valuation is of the empty property having regard to trading potential subject to these assumptions.

37.	PROJECTED VALUES

37.1.	We would draw your attention to the higher degree of uncertainty that is likely to be implicit within a projected value where, by definition, comparable evidence is not available.

37.2.	The special assumptions relating to yields, rental growth, interest rates, tenancy changes etc, will be as agreed with you and set out within the valuation report

APPENDIX B

SCHEDULE OF VALUES

SCHEDULE OF VALUES

[ ]

SCHEDULE OF VALUES	26

PORTFOLIO:	MSTAR
ON BEHALF OF:	MORGAN STANLEY
VALUATION DATE:	01/02/2021
PORTFOLIO SCHEDULE OF VALUES

Property Name	Prop ID	Currency	Area Unit	Total Area	Percentage of Vacancy (Area)	WAULT to Expiry by ERV	WAULT to Expiry by Rent	WAULT to Break by ERV	WAULT to Break by Rent	Net Income (p.a.)	Gross Income (p.a.)	G.R. + R.F.	Gross Rental Value	Market Value (EUR)	Net Initial Yield	Equivalent Yield	Reversionary Yield	Gross Market Value	Market Value (01/02/2021)	Vacant Possession Value (01/02/2021)

GERMANY

Adam Opel Strasse 12	deadam	EUR	sq m	30,273	16.36%	2.53	2.47	2.53	2.47	1,313,072	1,386,502	1,386,502	1,748,484	28,000,000	4.36%	4.80%	5.38%	33,630,785	28,000,000	23,250,000
Aircom Parc	deairc	EUR	sq m	26,086	18.71%	1.83	1.83	1.83	1.83	1,371,731	1,442,969	1,442,969	1,678,080	23,075,000	5.51%	6.20%	6.36%	25,563,456	23,075,000	19,100,000
Albert-Einstein-Strasse 1	dealbe	EUR	sq m	24,148	1.25%	2.50	2.49	2.50	2.49	1,376,785	1,413,237	1,413,237	1,385,622	19,075,000	6.68%	6.00%	6.23%	21,772,588	19,075,000	15,275,000
Donatusstrasse 127-129	dedona	EUR	sq m	12,438	25.89%	1.80	1.71	1.80	1.71	484,634	521,949	521,949	719,787	13,500,000	3.30%	4.40%	4.52%	15,019,492	13,500,000	10,000,000
Feldbachacker 4	defeld	EUR	sq m	10,625	7.06%	0.91	0.91	0.91	0.91	301,538	318,927	318,927	515,586	8,470,000	3.25%	5.00%	5.19%	9,540,769	8,470,000	7,090,000
Feldheider Strasse 37-45 / 38-78	defelh	EUR	sq m	20,985	6.82%	3.93	3.94	3.93	3.94	1,235,603	1,274,865	1,274,865	1,227,042	16,700,000	6.87%	6.25%	6.30%	18,759,710	16,700,000	13,125,000
Fuggerstrasse 2-6	defugg	EUR	sq m	15,887	5.38%	1.82	1.76	1.82	1.76	861,211	892,654	892,654	1,052,519	15,450,000	5.11%	5.30%	5.53%	17,707,786	15,450,000	12,400,000
Gewerkenstrasse 13	degewe	EUR	sq m	7,072	0.00%	9.92	9.92	9.92	9.92	269,323	276,000	276,000	267,072	3,440,000	7.16%	5.80%	6.55%	4,371,541	3,440,000	2,810,000
Gobietstrasse 8	degobi	EUR	sq m	15,400	2.60%	2.58	2.58	2.58	2.58	385,065	405,000	405,000	701,400	9,240,000	3.84%	5.50%	6.51%	11,344,006	9,240,000	7,880,000
Graf-Landsberg-Str. 3,5,9	degraf	EUR	sq m	9,506	22.24%	1.15	1.26	1.15	1.26	412,626	439,557	439,557	569,878	8,720,000	4.32%	5.40%	5.57%	9,856,599	8,720,000	7,230,000
Hamburger Strasse 17-22	dehamb	EUR	sq m	14,308	11.51%	1.87	2.00	1.87	2.00	726,972	769,048	769,048	892,488	14,200,000	4.75%	5.40%	5.41%	15,439,209	14,200,000	11,650,000
Harkortstrasse 12-32	dehark	EUR	sq m	12,863	5.81%	0.75	0.76	0.75	0.76	728,500	752,147	752,147	766,572	8,780,000	7.61%	6.25%	7.40%	11,482,490	8,780,000	6,920,000
Hertzstr. 2	dehert01	EUR	sq m	5,383	0.41%	3.05	2.93	3.05	2.93	249,716	253,239	253,239	226,080	3,480,000	6.40%	5.40%	5.38%	3,992,020	3,480,000	2,780,000
Hertzstr. 4	dehert02	EUR	sq m	13,034	2.21%	4.39	4.43	4.39	4.43	695,590	714,654	714,654	693,435	12,050,000	5.37%	5.10%	5.02%	13,025,077	12,050,000	9,870,000
Im Boden	deimbo	EUR	sq m	4,750	0.00%	3.11	3.13	3.11	3.13	272,457	279,012	279,012	262,200	4,240,000	5.85%	5.10%	5.28%	4,918,893	4,240,000	3,440,000
Josef-Beyerle-Str. 16	dejose	EUR	sq m	10,147	0.00%	5.92	5.92	5.92	5.92	537,326	551,294	551,294	558,738	8,060,000	6.12%	5.80%	6.00%	9,125,224	8,060,000	6,630,000
Kelterstr. 67	dekelt	EUR	sq m	4,529	0.00%	10.16	10.16	10.16	10.16	433,697	443,376	443,376	387,174	6,040,000	6.59%	5.80%	5.37%	6,622,038	6,040,000	5,270,000
Kohlstrasse 8	dekohl	EUR	sq m	26,572	0.00%	2.29	2.40	2.29	2.40	1,021,349	1,052,162	1,052,162	1,232,285	22,375,000	4.30%	4.70%	4.80%	24,266,206	22,375,000	18,000,000
Kolenbeekstieg 1, 2-6	dekole	EUR	sq m	19,366	1.23%	3.33	3.27	3.33	3.27	1,106,667	1,131,928	1,131,928	1,191,312	22,800,000	4.57%	4.50%	4.68%	25,122,780	22,800,000	18,900,000
Kornwestheimer Str. 54	dekorn	EUR	sq m	12,574	0.00%	4.85	4.83	4.85	4.83	625,505	643,119	643,119	704,556	12,475,000	4.66%	4.70%	4.92%	13,887,431	12,475,000	10,200,000
Rontgenstrasse 3/7	deront	EUR	sq m	19,740	44.82%	4.00	3.69	4.00	3.69	640,116	726,892	726,892	1,347,522	20,050,000	2.98%	5.50%	5.88%	22,484,142	20,050,000	14,150,000
Siemensstr. 25	desiem	EUR	sq m	3,303	5.81%	3.32	3.13	3.32	3.13	174,515	180,277	180,277	184,392	3,460,000	4.65%	4.42%	4.60%	3,918,633	3,460,000	3,460,000
Germany: Sub-Total		EUR	sq m	318,989	9.68%	3.03	3.08	3.03	3.08	15,223,999	15,868,809	15,868,809	18,312,224	283,680,000	4.97%	5.31%	5.56%	321,850,875	283,680,000	229,430,000
NETHERLANDS
Abraham van Stolkweg 62	nlabst	EUR	sq m	18,145	0.56%	4.60	4.57	4.60	4.57	1,283,452	1,365,837	1,365,837	1,462,010	20,475,000	5.75%	5.75%	5.85%	22,629,890	20,475,000	17,675,000
Argonstraat 22-112	nlargo01	EUR	sq m	9,675	0.00%	2.35	2.38	2.35	2.38	709,215	755,471	755,471	830,585	10,450,000	6.22%	6.50%	6.53%	11,475,428	10,450,000	9,000,000
Argonstraat 116-166	nlargo02	EUR	sq m	2,970	5.05%	2.02	2.08	2.02	2.08	212,200	226,810	226,810	259,430	3,220,000	6.05%	6.56%	6.63%	3,573,172	3,220,000	2,680,000
Breguetlaan 67	nlbreg	EUR	sq m	16,945	22.37%	4.94	4.82	4.94	4.82	1,249,190	1,345,146	1,345,146	1,636,925	23,400,000	4.90%	5.71%	5.78%	26,219,764	23,400,000	19,550,000
Bunsenstraat 13-23	nlbuns	EUR	sq m	9,505	17.13%	1.29	1.35	1.29	1.35	402,457	432,613	432,613	520,780	6,730,000	5.49%	6.17%	6.17%	7,442,359	6,730,000	5,470,000
Elftweg 32-54	nlelft	EUR	sq m	9,863	28.97%	0.88	1.00	0.88	1.00	217,046	239,573	239,573	409,945	3,790,000	5.26%	8.41%	8.40%	4,157,039	3,790,000	2,910,000
Energieweg 75-81	nleneg	EUR	sq m	4,636	0.00%	2.25	2.24	2.25	2.24	227,570	242,315	242,315	263,959	3,690,000	5.66%	5.75%	5.73%	4,029,722	3,690,000	3,170,000
Energieweg 39-41	nlengie	EUR	sq m	4,013	0.00%	7.20	7.21	7.20	7.21	243,867	257,789	257,789	233,753	3,440,000	6.51%	5.75%	5.45%	3,757,015	3,440,000	2,820,000
Goeseelsstraat 6-21	nlgoes	EUR	sq m	2,943	0.00%	1.47	1.46	1.47	1.46	214,075	226,726	226,726	216,450	3,190,000	6.16%	5.60%	5.53%	3,495,650	3,190,000	2,560,000
Groot Mijdrechtstraat 37-39	nlgroo	EUR	sq m	16,033	0.00%	2.23	2.28	2.23	2.28	665,829	709,907	709,907	796,805	10,075,000	6.06%	6.25%	6.26%	11,118,820	10,075,000	8,660,000
Haarlemmerstraatweg 81-137	nlhaar	EUR	sq m	25,551	0.00%	4.12	4.13	4.12	4.13	1,405,943	1,510,050	1,510,050	1,970,820	27,600,000	4.68%	5.50%	5.84%	30,780,402	27,600,000	24,600,000
Havenweg 23-40/2-8 Martin Over	nlhave	EUR	sq m	11,021	4.85%	2.62	2.59	2.62	2.59	621,104	660,454	660,454	676,415	9,310,000	6.12%	5.80%	5.85%	10,373,904	9,310,000	7,370,000
Jarmuiden 22-58	nljarm	EUR	sq m	14,685	3.61%	2.73	2.80	2.73	2.80	844,301	911,872	911,872	1,284,475	16,150,000	4.80%	5.54%	6.54%	20,296,987	16,150,000	12,725,000
Kamerlingh Onnesweg 2	nlkame	EUR	sq m	12,800	80.47%	0.08	0.08	0.08	0.08	13,155	48,000	48,000	628,440	6,560,000	0.18%	7.00%	7.57%	7,452,567	6,560,000	6,450,000
Lakenblekerstraat 30-62	nllake	EUR	sq m	17,839	1.87%	3.95	3.95	3.95	3.95	735,767	791,092	791,092	1,038,325	13,225,000	5.10%	6.02%	6.29%	14,610,363	13,225,000	11,100,000
Mon Plaisir 102-104	nlmonp	EUR	sq m	5,723	29.20%	1.49	1.54	1.49	1.54	186,164	202,036	202,036	272,585	3,130,000	5.46%	6.92%	6.86%	3,424,727	3,130,000	2,770,000
Nieuwe Hemweg 20-62	nlnieu	EUR	sq m	11,893	0.00%	3.30	3.36	3.30	3.36	676,411	1,010,891	1,010,891	1,250,860	14,425,000	4.30%	5.25%	5.50%	16,045,226	14,425,000	13,675,000
Osloweg 1-107	nloslo	EUR	sq m	45,782	4.35%	3.75	4.11	3.75	4.11	1,821,652	1,966,530	1,981,050	2,196,245	31,000,000	5.39%	5.56%	5.52%	34,359,017	31,000,000	22,425,000
Pampuslaan 96	nlpamp	EUR	sq m	8,250	0.00%	2.82	2.97	2.82	2.97	414,616	441,896	441,896	491,790	6,280,000	6.06%	6.25%	6.29%	6,960,682	6,280,000	5,170,000
Ravenswade 54-56	nlrave	EUR	sq m	2,997	25.49%	1.59	1.53	1.59	1.53	218,151	234,328	234,328	269,730	3,220,000	6.22%	6.73%	6.91%	3,575,651	3,220,000	2,570,000
Rijnkade 15-17	nlrijn	EUR	sq m	4,632	0.00%	1.83	1.82	1.83	1.82	300,573	315,525	315,525	288,045	3,770,000	7.32%	6.25%	6.21%	4,200,696	3,770,000	3,160,000
Sluispolderweg	nlslui	EUR	sq m	19,474	2.57%	1.64	2.09	1.64	2.09	717,882	825,420	825,420	1,390,940	15,150,000	4.35%	7.02%	7.24%	16,853,350	15,150,000	12,300,000
Stepvelden 1-19	nlstep	EUR	sq m	10,682	24.29%	4.01	4.04	4.01	4.04	269,226	294,247	294,247	448,580	5,150,000	4.79%	6.53%	6.77%	5,764,611	5,150,000	4,240,000
Strijkviertel	nlstri	EUR	sq m	12,316	4.55%	3.59	3.52	3.59	3.52	569,418	607,874	607,874	684,700	9,220,000	5.67%	5.88%	5.93%	10,124,464	9,220,000	7,550,000
Stuttgartstraat	nlstru	EUR	sq m	20,118	4.14%	3.13	2.94	3.13	2.94	1,688,056	1,779,792	1,779,792	1,818,705	27,200,000	5.69%	5.52%	5.55%	29,983,740	27,200,000	24,575,000
Weidehek 64-70	nlweid	EUR	sq m	4,778	4.19%	1.22	1.24	1.22	1.24	250,254	266,051	253,451	273,220	3,230,000	7.10%	6.79%	6.77%	3,581,061	3,230,000	2,485,000
Wilgenkade 5-25	nlwilg	EUR	sq m	4,809	0.00%	1.75	1.66	1.75	1.66	275,381	292,061	292,061	289,035	3,250,000	7.77%	7.20%	7.14%	3,575,318	3,250,000	2,770,000
Netherlands: Sub-Total		EUR	sq m	328,078	8.94%	3.20	3.28	3.20	3.28	16,432,956	17,960,306	17,962,226	21,903,552	286,330,000	5.27%	5.94%	6.09%	319,861,625	286,330,000	240,430,000

TOTAL		EUR	sq m	647,067	9.31%	3.12	3.19	3.12	3.19	31,656,955	33,829,115	33,831,035	40,215,776	570,010,000	5.12%	5.63%	5.83%	641,712,500	570,010,000	469,860,000

APPENDIX C

MARKET REPORT

MARKET REPORT

[ ]

MARKET REPORT	28

PROJECT MSTAR

PRIVATE AND CONFIDENTIAL

NOT FOR EXTERNAL DISTRIBUTION

CBRE

CONTENT

01 EMEA Economic Overview [3]

02 Germany Economic Overview [14]

03 Netherlands Economic Overview [19]

04 EMEA Industrial & Logistics Market Overview [24]

05 Germany I&L Market Overview [39]

06 Netherlands I&L Market Overview [49]

07 Germany I&L Occupational/Rental Market [53]

08 Netherlands I&L Occupational/Rental Market [56]

09 EMEA I&L Investment [59]

10 Germany I&L Investment Market [78]

11 Netherlands I&L Investment Market [83]

CBRE

EMEA
ECONOMIC OVERVIEW

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3

Economic Sentiment

EUROSTAT ECONOMIC SENTIMENT INDICATOR

Luxembourg
Lithuania
Germany
Sweden
Latvia
Slovenia
France
Greece
Netherlands
Euro Area
Croatia
Spain
EU
Austria
Belgium
Estonia
Romania
Portugal
Slovakia
Italy
Hungary
Finland
zech Republic
ited Kingdom
Cyprus
Denmark
Malta
Poland
Bulgaria
-25.0
-20.0
-15.0
-10.0
-5.0
10.0
15.0
Difference from long-run
Oct 20 - Aug 20
Oct 19 - Aug 19

CBRE

GLOBAL RECESSION THIS YEAR TO BE FOLLOWED BY A STRONG RECOVERY IN 2021-22

GDP growth forecasts (%)
8.0
6.0
4.0
2.0
0
(2.0)
(4.0)
(6.0)
(8.0)
(10.0)
(12.0)
2017
2018
2019
2020F
2021F
2022F
2023F
USA
UK
Euro Area

Source: CBRE

CBRE

GDP GROWTH IS FORECAST TO REBOUND IN 2021

GDP growth forecasts (%)
8.0
6.0
4.0
2.0
0
(2.0)
(4.0)
(6.0)
(8.0)
(10.0)
(12.0)
CH
SW
USA
NL
DE
EUZ
IT
FR
UK
SP
2020F
2021F

Source: CBRE

CBRE

Real GDP Growth Forecasts

%

2020
2021
8.0
6.0
4.0
2.0
0.0
-2.0
-4.0
-6.0
-8.0
-10.0
-12.0
-14.0
%
Norway
Poland
Ireland
Sweden
Finland
Switzerland
Denmark
Russia
Romania
Netherlands
Germany
Hungary
Czech Republic
Austria
Belgium
Portugal
Italy
France
UK
Spain

CBRE

Real European GDP indexed to 2008

Q1 2000 = 100

Germany
France
Italy
Spain
Netherlands
Poland
Sweden
Belgium
Austria
Ireland
Denmark
Finland
Czech Republic
United Kingdom
190
170
150
130
110
90
70
50
2008Q1
2008Q3
2009Q1
2009Q3
2010Q1
2010Q3
2011Q1
2011Q3
2012Q1
2012Q3
2013Q1
2013Q3
2014Q1
2014Q3
2015Q1
2015Q3
2016Q1
2016Q3
2017Q1
2017Q3
2018Q1
2018Q3
2019Q1
2019Q3
2020Q1
2020Q3
2021Q1
2021Q3
2022Q1
2022Q3
2023Q1
2023Q3
2024Q1
2024Q3
2025Q1
2025Q3

CBRE

SHORT TERM RATES UNLIKELY TO RISE UNTIL 2024 IN THE US, AND THE UK AND 2025 IN THE EUROZONE

Short term interest rate and US Treasury yield forecasts (%)
3.0
2.5
2.0
1.5
1.0
0.5
0
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2018
2019
2020F
2021F
2022F
2023F
2024F
2025F
US - Fed Funds
Eurozone - Policy rate
UK - Bank Rate
US 10 Yr Treasury Yield (RHS)

Source: CBRE

CBRE

Inflation

%
UK
Euro Area
EU-28
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
%
Mar-10
Oct-10
May-11
Dec-11
Jul-12
Feb-13
Sep-13
Apr-14
Nov-14
Jun-15
Jan-16
Aug-16
Mar-17
Oct-17
May-18
Dec-18
Jul-19
Feb-20

Source: Macrobond

CBRE

Consumer Prices

5 YEAR ANNUALISED INFLATION(2020-2024)

Russia
Romania
Norway
Luxembourg
Slovakia
Slovenia
Austria
Ireland
Netherlands
France
Spain
Finland
Switzerland
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
%

Source: CBRE

EU Confidence, Outlook for the Next 12 Months

BALANCE, SEASONALLY ADJUSTED

Consumer
Industrial
Retail Trade
10.0
5.0
0.0
-5.0
-10.0
-15.0
-20.0
-25.0
-30.0
-35.0
-40.0
%
May-02
Oct-02
Mar-03
Aug-03
Jan-04
Jun-04
Nov-04
Apr-05
Sep-05
Feb-06
Jul-06
Dec-06
May-07
Oct-07
Mar-08
Aug-08
Jan-09
Jun-09
Nov-09
Apr-10
Sep-10
Feb-11
Jul-11
Dec-11
May-12
Oct-12
Mar-13
Aug-13
Jan-14
Jun-14
Nov-14
Apr-15
Sep-15
Feb-16
Jul-16
Dec-16
May-17
Oct-17
Mar-18
Aug-18
Jan-19
Jun-19
Nov-19
Apr-20
Sep-20

Source: CBRE

CBRE

10-Year Government Bond Yields

Yield (%))
AUSTRIA
BELGIUM
CROATIA
CZECH REPUBLIC
DENMARK
FINLAND
FRANCE
GERMANY
HUNGARY
IRELAND
ITALY
LUXEMBOURG
NETHERLANDS
NORWAY
POLAND
PORTUGAL
SLOVAKIA
SPAIN
15.0
13.0
11.0
9.0
7.0
5.0
3.0
1.0
-1.0
%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

CBRE

GERMANY
ECONOMIC OVERVIEW

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14

Germany - Economic Overview

SHORT-LIVED DIP FOLLOWED BY STRONG RECOVERY TOWARD THE SUMMER

ECONOMIC UPSWING ON THE HORIZON

The year 2020 was dominated by the Corona pandemic and various lockdowns that sent the German economy into a deep recession. Although, measured against the real gross domestic product (GDP), the economic decline of -5% (adjusted for calendar effects, -5.3%) was not quite as high as during the global financial and economic crisis when economic output contracted by 5.7%, the pandemic has left its indelible mark on almost all areas of the economy. While stagnation is still likely in the closing quarter of 2020, we assume, given the recent tightening and extending of measures to curb the pandemic, that net output will remain in a downtrend in the first quarter of 2021 as well. First and foremost, the services industry, essentially the hotel and catering sector, as well as parts of retail, are likely to be harder hit, as opposed to industry and the construction sector that, along with e-commerce, should come through the extended lockdown relatively well, supported by the dynamic recovery in demand. Positive signs, specifically higher production figures and an upturn in order figures, were recently released, above all by the industrial sector, and especially by the automotive industry.

The recent improvement in the ZEW economic indicator due to higher export expectations also gives cause for optimism, although companies sentiment was more subdued at the start of the year according to the ifo business climate index.

The vaccination rollout across the globe, the easing of geopolitical tensions, global trade resuming momentum, as well as the trade agreement between the EU and the United Kingdom should provide the basis for renewed and vigorous growth in Germany in the second quarter of 2021 that will persist over the course of the year and enable the German economy to demonstrate its general resilience.

CBRE assumes that GDP 2021 is set to grow by 3.1%, and to recover by 5.7% in 2022. This development will be bolstered by the weighty economic package of €130 billion launched in the summer 2020 that will take effect in the current year. A recovery is likely to be relatively rapid, also thanks to the strong fiscal response totaling €1.1 trillion (or 30% of GDP), even though the fiscal policy will be tightened in 2021.

CBRE

Germany - Economic Overview

SHORT-LIVED DIP FOLLOWED BY STRONG RECOVERY TOWARD THE SUMMER

FIGURE 1: FORECAST FOR REAL GDP GROWTH IN GERMANY*

Q4 2019 = 100
105
100
95
90
85
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021

Source: Destatis, January 2021 CBRE House View, CBRE Research, 2021.

FIGURE 2: REAL GDP GROWTH IN AN INTERNATIONAL COMPARISON

Y/Y change
2019
2020F
2021F
2022F
12%
7%
2%
-3%
-8%
Germany
Eurozone
World

Source: Destatis, January 2021 CBRE House View, CBRE Research, 2021.

CBRE

Germany - Economic Overview

ECB MONETARY POLICY TO CHART A VERY EXPANSIVE COURSE FOR EVEN LONGER

LABOR MARKET REMARKABLY STABLE

Although the outstanding development on the labor market in recent years has been temporarily dampened by the pandemic, the market nevertheless remained remarkably stable despite the recent tightening of measures to combat the pandemic. Following on from the two previous months, unemployment in December 2020 declined further to 5.9%. Expressed as an annual average, the unemployment rate also stood at 5.9%, up 0.9%-points compared with the same figure a year ago.

The instrument of short-time work deployed in many places has ensured that jobs were safeguarded. With the economy expected to recover over the course of the year, the labor market should also remain stable. Despite the more stringent lockdown at the start of the year, no significant drop in the level of employment is anticipated. The number of vacant positions that recently increased again is also grounds for confidence that companies are looking to employ more staff and that a general recovery can be successfully staged. Following an annual average decline in employment figures of 477,000 persons in 2020 (down 1.1%) compared with the previous year, we expect the level of employment to rise again in 2021, above all in the case of number of employees liable to pay social security contributions.

SUSTAINED LOW INTEREST RATES ENSURE HIGH REAL ESTATE SPREADS

The monetary policy pursued by the European Central Bank (ECB) is set to remain expansive, thus ensuring very favourable financing conditions in the finance markets. The deposit facility remains negative. Moreover, the ECB has widened the scope and the pace of its pandemic emergency purchase program of private and public sector securities (PEPP) and has committed itself to purchasing bonds worth €1,850 billion (previously: €1,350 billion).

The program will be terminated soon as the ECB Council judges that the Corona virus is over, but in any event not before the end of March 2022 (previously not before June 2021). The most recent expansion of targeted lending operations is flanked by further longer-term refinancing for banks (TLTRO and Peltro). In addition, the longer-term bond purchasing program with purchasing of around €20 billion per month is to be continued. The financial markets should stabilize further with this ultra-expansive monetary policy, which is also corroborated by the long-term interest rates that are hugging a historically low level.

In view of the slower recovery of the eurozone's overall economic situation, the ECB is likely to keep its monetary policy ultra-accommodating, at least for the next 18 months, if not for a great deal longer. We therefore assume that the short-term interest rates will not rise before 2023. Lower short-term interest rates, weaker inflation and the ECB's extensive purchasing of bonds means that long-term interest rates will linger at a historically low level. Consequently, real estate yields and their spreads should remain relatively attractive. In this context, we expect growing interest from institutional investors in investing above all in tangible assets and specifically primarily in property. The German real estate market is set to reap the benefit on the back of its political and economic stability and will retain its position as one of the world's most important and safest investment targets.

CBRE

Germany - Economic Overview

SHORT-LIVED DIP FOLLOWED BY STRONG RECOVERY TOWARD THE SUMMER

FIGURE 3: INFLATION RATE AND LONG-TERM INTEREST RATES

Consumer price index
10-y Bund
10%
8%
6%
4%
2%
0%
-2%
Q1 1991
Q4 2024

Source: Destatis, January 2021 CBRE House View, CBRE Research, 2021.

CBRE

NETHERLANDS ECONOMIC OVERVIEW

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19

Netherlands - Economic Overview

OVERVIEW MAP

LEGEND

THE NETHERLANDS   LOGISTIC PROPERTIES BY SIZE

KEY FIGURES UP TO 2020 Q4	THE NETHERLANDS
Stock LFA 2020 Q4 (sq m)	32,253,864
Stock LFA 2019 Q4 (sq m)	30,270,363
Take up LFA 2020 Q4 (sq m)	701,884
Take up LFA 2019 Q4 (sq m)	458,842
Average LFA Take up (2015-2019) (sq m)	2,171,206
Vacancy LFA 2020 Q4 (sq m)	1,522,439
Vacancy 2020 Q4 (%)	4.7%
Vacancy 2019 Q4 (%)	3.9%
Net absorption* 2015-2019 LFA (sq m)	7,124,185
Prime rent / sq m / year	€ 88
Average Rent / sq m / year	€48

*Net absorption: Change in occupied stock over the period 2015-2019.

LOGISTICS CONCENTRATIONS

CBRE

Netherlands - Economic Overview

MACROECONOMIC INDICATORS

10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Real GDP (Growth %)
Unemployment Rate (%)(ILO)
Real Consumption Growth, Private (%)

Source: CBS, Oxford Economics

CBRE

Netherlands - Economic Overview

MACROECONOMIC INDICATORS

COVID-19 had a big impact in a short span of time. There were far-reaching economic consequences that were felt worldwide soon after the outbreak. The Dutch economy officially entered a recession in 2020 – after years of economic growth. The economic contraction in the Netherlands was particularly sharp in the second quarter of 2020, immediately followed by strong growth in the third quarter. In the fourth quarter, increasing infection rates and lockdowns led to a new but smaller decline.

At the same time, there is still much uncertainty about future developments and the extent of the economic consequences. Late November 2020, the Netherlands Bureau for Economic Policy Analysis (CPB) outlined the economic impact of the corona virus in two scenarios. In the baseline forecast, the Dutch GDP will grow with 2,8% in 2021, after a decline of 4,2% in 2020. However, if the announced vaccines prove to be insufficiently available or effective and the Netherlands will again have to enforce large-scale contact restrictions, this will lead to new negative effects on the Dutch economy, as detailed in the start-stop scenario. In this scenario, the GDP will contract by another 0.6% in 2021.

While employment has continued to grow for years, recent developments will lead to an increase in unemployment. Depending on the scenario, the CPB expect an unemployment rate between 6.1% (baseline forecast) and 7.4% (start-stop-scenario) by the end of 2021. Thus far, the coronavirus pandemic has led to a modest rise in unemployment: from 2.9% in March to 4.6% in August, before levelling-off to 3.9% in December 2020.

Household consumption has been a reliable pillar of economic growth in recent years. Social distancing measures and uncertainty about the future have a major impact on consumer confidence, which was still very negative at the end of the fourth quarter of 2020. Due to the social distancing measures, consumers spend less on services like restaurants, cultural events and other entertainment, while many online and offline stores are benefitting from the current situation.

Export is another important pillar of the economy, which is also affected by the COVID-19 outbreak. In their baseline forecast, the CPB predicts an increase in exports of goods and services by 2.6% in 2021, following a decline of 4.4% in 2020. Many of the economic consequences of COVID-19, such as declining consumption and investments, are also applicable to the trade partners of the Netherlands. The CPB therefore assumes that the recovery of the relevant world trade and Dutch exports will be difficult. Nonetheless, Dutch exporters were less negative about exports at the beginning of the fourth quarter than over the previous six months, according to Statistics Netherlands.

CBRE

Netherlands - Economic Overview

REGIONAL MACROECONOMIC INDICATORS

8%
6%
4%
2%
0%
-2%
-4%
-6%
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
GDP Growth (%)
ILO Unemployment Rate (Growth %)
Consumer Spending (Growth %)

Source: CBS, Oxford Economics

CBRE

EMEA INDUSTRIAL & LOGISTICS MARKET OVERVIEW

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24

Take-up increased 19% in 3Q 2020 and has grown 2% in the YTD

Completions, Take-up and Vacancy - Ten core markets (000 sqm)
30,000
25,000
20,000
15,000
10,000
5,000
0
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
9M20
Completions (000 sqm)
Take-up (000 sqm)
Vacancy %

Source: CBRE

CBRE

Average European rents have rebounded strongly since 2011

Europe Logistics Rent Index (1Q06 = 100)
31 consecutive quarters of positive rental growth
6%
4%
2%
0%
-2%
-4%
-6%
-8%
% change p.a.
120
115
110
105
100
95
90
85
80
75
Rental Index
1Q06
3Q06
1Q07
3Q07
1Q08
3Q08
1Q09
3Q09
1Q10
3Q10
1Q11
3Q11
1Q12
3Q12
1Q13
3Q13
1Q14
3Q14
1Q15
3Q15
1Q16
3Q16
1Q17
3Q17
1Q18
3Q18
1Q19
3Q19
1Q20
% change p.a. (LHS)
Rental Index (RHS)

CBRE

But are still 15% below previous peaks in real terms

Prime European Logistics Rental Index (1Q 2008 = 100)
110
105
100
95
90
85
80
75
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
3Q20
Industrial - Nominal Prime Rent
Industrial - Real Prime Rent

CBRE

Plus rents & Cap values still below peak in many markets

Prime rents vs 2008 peak
LONDON (M25 EAST)
PARIS
FRANKFURT
MUNICH
BRUSSELS
AMSTERDAM
MILAN
PRAGUE
BRATISLAVA
DUBLIN
BARCELONA
WARSAW
MADRID
-40%
-30%
-20%
-10%
0%
10%
20%
30%

Capital values vs 2008 peak
LONDON (M25 WEST)
FRANKFURT
MUNICH
PARIS
AMSTERDAM
BRUSSELS
MILAN
PRAGUE
BARCELONA
BRATISLAVA
WARSAW
MADRID
DUBLIN
-20%
0%
20%
40%
60%
80%
100%

Source: CBRE

CBRE

PRIME RENTS ARE EXPECTED TO BE STABLE IN MOST MARKETS IN 2020

Headline prime rental growth forecasts (% change in local currency)
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0
WARSAW
AMSTERDAM
MADRID
PRAGUE
COPENHAGEN
STOCKHOLM
HELSINKI
FRANKFURT
BRATISLAVA
MILAN
PARIS
LONDON
BRUSSELS

Source: CBRE

CBRE

BUT RENTAL GROWTH SHOULD CONTINUE OVER THE NEXT FIVE YEARS

Annual prime rental growth 2021-25 (%)
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
AMSTERDAM
WARSAW
DUBLIN
PARIS
MILAN
MADRID
BRATISLAVA
SOUTH EAST (LONDON)
EAST MIDLANDS
MUNICH
OSLO
STOCKHOLM
LISBON
BRUSSELS
PRAGUE

Source: CBRE

CBRE

EMEA Industrial and Logistics Rents Index

EMEA INDUSTRIAL AND LOGISTICS RENT INDEX (Q1 2003 = 100)

% change pa
Nominal Terms Index
Nominal terms index
% change pa
120.00
115.00
110.00
105.00
100.00
95.00
90.00
85.00
80.00
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
Q1 2004
Q3 2004
Q1 2005
Q3 2005
Q1 2006
Q3 2006
Q1 2007
Q3 2007
Q1 2008
Q3 2008
Q1 2009
Q3 2009
Q1 2010
Q3 2010
Q1 2011
Q3 2011
Q1 2012
Q3 2012
Q1 2013
Q3 2013
Q1 2014
Q3 2014
Q1 2015
Q3 2015
Q1 2016
Q3 2016
Q1 2017
Q3 2017
Q1 2018
Q3 2018
Q1 2019
Q3 2019
Q1 2020
Q3 2020

Source: CBRE

CBRE

PRIME YIELDS ARE NOW FORECAST TO TIGHTEN IN BOTH 2020 AND 2021

Prime logistics yields (%)
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
FRANKFURT
LONDON
PARIS
AMSTERDAM
STOCKHOLM
BRUSSELS
PRAGUE
MADRID
MILAN
WARSAW
BRATISLAVA
2019
2020F
2021F

CBRE

CAPITAL VALUES FORECAST TO BE DRIVEN BY RENTAL GROWTH FROM 2021

Drivers of annual growth in capital values (2021-25F)
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
AMSTERDAM
WARSAW
PARIS
FRANKFURT
BRATISLAVA
MADRID
LONDON
MILAN
STOCKHOLM
BRUSSELS
PRAGUE
Rental growth
Yield effect
Annual change

Source: CBRE

CBRE

TOTAL RETURNS TO REMAIN ATTRACTIVE IN THE MAIN LOCATIONS

Annual ungeared total return forecasts (2021-25F)
11%
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
AMSTERDAM
FRANKFURT
PARIS
SOUTH EAST (LONDON)
DUBLIN
WARSAW
MADRID
STOCKHOLM
BRUSSELS
VIENNA
MILAN
BRATISLAVA
BUCHAREST
BUDAPEST
PRAGUE

Source: CBRE

CBRE

Occupier demand

TIER 1 * TAKE-UP

30,000
25,000
20,000
15,000
10,000
5,000
0
Thousand sqm
2011
2012
2013
2014
2015
2016
2017
2018
2019
Q1-Q3 2020

*TIER 1 includes Belgium, Czech Republic, France, Germany, Italy, Netherlands, Poland, Spain, United Kingdom

CBRE

New Supply

TIER 1 * COMPLETIONS

18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Thousand sqm
2011
2012
2013
2014
2015
2016
2017
2018
2019
Q1-Q3 2020

*TIER 1 includes Belgium, Czech Republic, France, Germany, Italy, Netherlands, Poland, Spain, United Kingdom

CBRE

Supply

TOTAL W/A TIER 1* VACANCY RATE

10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Vacancy rate
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Q3 2020

*TIER 1 includes Belgium, Czech Republic, France, Germany, Italy, Netherlands, Poland, Spain, United Kingdom

CBRE

Development Impact

STOCK GROWTH VS VACANCY IN TIER 1* MARKETS

Q3 2020 vacancy rate
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Poland
Spain
France
UK
Netherlands
Czech Rep
Italy
Germany
Belgium
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Rolling 4Q completions as a % of stock

CBRE

GERMANY I&L MARKET OVERVIEW

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39

Germany – Market overview

OVERVIEW

Germany's industrial and logistics market has a polycentric structure due to its diversified economy geography. Aside from the Top 5-markets in the urban metropolitan areas, Tier 2 markets are situated around the other big to medium-sized cities and alongside major transport axes.

Hamburg

Take-up	484,900 sq m
Prime rent	EUR 6.20 /sq m/month
Vacancy rate	sub 2%
Total stock*	c. 8m sq m
New supply**	c. 235,000 sq m

Düsseldorf

Take-up	166,100 sq m
Prime rent	EUR 6.10 /sq m/month
Vacancy rate	sub 1%
Total stock (Lower Rhine)*	c. 7.1m sq m
New supply (Lower Rhine)**	c. 165,000 sq m

Frankfurt/ Rhine-Main

Take-up	500,000 sq m
Prime rent	EUR 6.50 /sq m/month
Vacancy rate	sub 2%
Total stock*	c. 7.9m sq m
New supply**	c. 210,000 sq m

Berlin

Take-up	438,600 sq m
Prime rent	EUR 5.80 /sq m/month
Vacancy rate	sub 3%
Total stock*	c. 8m sq m
New supply**	c. 355,000 sq m

Germany other

Take-up	4,985,900 sq m
Prime rent (avg.)	EUR 5.16 /sq m/month
Vacancy	low
Total stock Germany*	c. 86m sq m
thereof Top 5	c. 35m sq m
thereof other markets	c. 51m sq m

Munich

Take-up	322,000 sq m
Prime rent	EUR 7.15 /sq m/month
Vacancy rate	sub 2%
Total stock*	c. 3.5m sq m
New supply **	c. 115,000 sq m

Source: CBRE Research, Q4 2020.

*units ≥ 8,000 sq m; Based on data from Fraunhofer SCS 2015 Status 2020 Q4 **Based on data from Logivest Status 2020 Q4 (development completions).

CBRE

Germany – Market overview

TOTAL TAKE-UP

Take-up (million sq m)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Q1
Q2
Q3
Q4
Long term average (10-19, full year)

Source: CBRE Research, Q4 2020.

CBRE

Germany – Market overview

TOP 5 VS. GERMANY OTHER

Take-up (in 1,000 sq m)

6,000
5,000
4,000
3,000
2,000
1,000
0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Top 5
Germany other

Source: CBRE Research, Q4 2020.

CBRE

Germany – Market overview

LETTING VS. OWNER-OCCUPIER

Take-up (1,000 sq m)

5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Owner-occupier
Letting

Source: CBRE Research, Q4 2020.

CBRE

Germany – Market overview

STOCK VS. NEW SUPPLY

Take-up (1,000 sq m)

6,000
5,000
4,000
3,000
2,000
1,000
0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Stock
New supply

Source: CBRE Research, Q4 2020.

CBRE

Germany – Market overview

INDUSTRIAL & LOGISTICS MARKET TAKE-UP BY SECTOR

Take-up (1,000 sq m)
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2015
2016
2017
2018
2019
2020
39%
18%
24%
12%
35%
23%
21%
14%
40%
18%
23%
13%
41%
16%
24%
14%
32%
22%
24%
14%
32%
18%
23%
19%
Transport/ Logistics
Trade (classic)
Production
E-commerce
Other

Source: CBRE Research, Q4 2020.

CBRE

Germany – Market overview

TAKE-UP BY SIZE CLASS

Take-up (2020)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Volume
Deals
< 10,000 sq m
10,000 < 20,000 sq m
20,000 < 50,000 sq m
50,000 < 100,000 sq m
> 100,000 sq m

Take-up (2019)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Volume
Deals
< 10,000 sq m
10,000 < 20,000 sq m
20,000 < 50,000 sq m
50,000 < 100,000 sq m
> 100,000 sq m

Source: CBRE Research, Q4 2020.

CBRE

Germany – Market overview

INDUSTRIAL & LOGISTICS LEASING MARKET - TOP 5 GERMANY

Take-up (1,000 sq m)
600
500
400
300
200
100
0
567,700
498,600
419,500
259,200
224,400
Berlin
438,600 sq m
Düsseldorf
166,100 sq m
Frankfurt
500,000 sq m
Hamburg
484,900 sq m
Munich
322,000 sq m
2020
2019
Take-up 5-year average

Source: CBRE Research, Q4 2020.

Germany – Market overview

COMPARISON OF THE STRONGEST SECONDARY-CENTERS

Take-up (1,000 sq m)

800
700
600
500
400
300
200
100
0
635,800
184,000
172,000
178,800
143,700
A4 Thüringen
374,200 sq m
Hannover
307,200 sq m
Ruhrgebiet
578,100 sq m
Halle/Leipzig
331,900 sq m
Niederbayern
160,700 sq m
2020
2019
Take-up 5-year average

Source: CBRE Research, Q4 2020.

CBRE

NETHERLANDS I&L MARKET OVERVIEW

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49

Netherlands - Market Structure

STOCK

34%
66%
StockLeasing
StockOwnerOccupied

Source: CBRE Research

sq m (x 1,000)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2013
2014
2015
2016
2017
2018
2019
2020
Stock

The logistics market in the Netherlands is one of the most active, mature and established markets in Europe. The country is the gateway to a large hinterland and has high quality infrastructure. As such, goods arrive at the large sea port and airports in Rotterdam and Amsterdam and are transported to Germany, Belgium or further inland by truck, train or boat. Many logistic hotspots are concentrated along the main transportation axes. Logistics corporations are both focused on distribution for the Dutch retail/e-commerce market and for redistribution towards other European countries. The stock of logistics real estate – defined as properties larger than 5,000 square meters, a minimum 8 meters of ceiling height and a minimum of five loading docks – was 29.7 million square meters at the end of 2019.

CBRE

Netherlands - Market Structure

TAKE-UP VOLUME

m2 (x 1.000)
2500
2000
1500
1000
500
0
2014
2015
2016
2017
2018
2019
2020
Take Up (sq m)
Long-Term Avg. (5y)

Source: CBRE Research

Logistics corporations active in the Netherlands are expanding rapidly and take up has increased to 2.4 million square meters in 2018. In 2019 the take up amounted to 2.2 million square meters. That year 75% of the take up consisted of newly built properties of which a majority is built to suit. Take up in 2019 was especially strong among third party logistics corporations (698,000 square meters), e-commerce activity (410,000 square meters) and transporters of perishable goods (266,000 square meters).

Demand for logistics space in the Netherlands is normally average. Average annual take up in the years 2015-2019 was equal to 2,109,536 sq m. In 2019 the total take up was equal to 2,342,607 sq m which is higher than the 5-year average. In the fourth quarter of 2020, the Netherlands witnessed a take up volume of 2,127,753 sq m year-to-date, divided over 131 transactions. This is a y-o-y decrease of 9% compared to 2019.The most notable transaction recorded, was done by Danone who took up 56,000 sq m at the Kokerbijl 27, CUIJK.

CBRE

Netherlands - Market Structure

VACANCY

7%
6%
5%
4%
3%
2%
1%
0%
2014
2015
2016
2017
2018
2019
2020
Source: CBRE Research
the Netherlands

Market conditions in the logistics market are rather tight with a national vacancy rate of around 4% late 2019 which translates to 1.2 million square meters of vacant logistics space. After declining steadily from a number of years, this means a slight increase in the vacancy rate. This is mainly caused by the impressive amount of newly built logistics space that came onto the market through development completions during the last year.

The current vacancy rate in the Netherlands is 4.7%. In the last two years, the vacancy rate increased from 3.4% to 4.7% which translates to 1,522,439 square metre of currently vacant stock. The average long-term vacancy rate in the Netherlands over the period 2015-2019 is 4.2%.

CBRE

GERMANY I&L OCCUPATIONAL/RENTAL MARKET

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53

Germany - Market Rents

INDUSTRIAL & LOGISTICS LEASING MARKET DEVELOPMENT OF PRIME RENTS

Prime rent (in €/sq m/month)
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020F
2021F
2022F
2023F
2024F
Berlin
Düsseldorf
Frankfurt/Rhine-Main
Hamburg
Munich

Source: CBRE Research, Q4 2020.

CBRE

Germany - Market Rents

TOP 5 VS. SECONDARY-CENTERS

Average prime rent (in €/sq m/month)

7.00
6.50
6.00
5.50
5.00
4.50
4.00
3.50
2015
2016
2017
2018
2019
2020
Top 5
Secondary-centers

Source: CBRE Research, Q4 2020.

CBRE

NETHERLANDS I&L OCCUPATIONAL/RENTAL MARKET

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56

Netherlands - Market Rents

INDICATIVE RENT BY MARKET (AVERAGE – PRIME)

Venlo
Tilburg
Rotterdam
Schiphol
Nederland*
€0
€20
€40
€60
€80
€100

Prime rents in the Netherlands currently move around €88 per square meter per year, while average rents are currently at €48

CBRE

Netherlands - Lease Transactions

	DATE	PROPERTY NAME / ADDRESS	STATUS	SALE/LEASE	TENANT	LFA (SQ M)
1	Nov-20	Kokerbijl 27, CUIJK		Lease	Danone	56,000
2	Nov-20	Circulair Avenue 2-4, HAARLEMMERMEER		Lease	XPO Logistics	55,000
3	Dec-20	Achtseweg Noord 4-6, EINDHOVEN		Lease	XPO Logistics	40,000
4	Dec-20	Louis Dobbelmannweg, WADDINXVEEN		Lease	HBM Machines	36,000
5	Nov-20	Westfields 1010, OIRSCHOT		Lease	XPO Logistics	28,000

CBRE

*Takeup includes only transactions over 500 sq m.

Source: CBRE Research

EMEA I&L INVESTMENT

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59

European Logistics Investment has maintained momentum

- The positive trend in European logistics investment has continued into this year.
- Volumes hit a record of c.€42.5bn in 2017, due to the €12.25bn Logicor deal.
- 2019 volumes reached €35.3bn, 3% above the previous year and 8% higher in continental Europe.
- 4Q 2019 volumes were €14bn, the highest since the Logicor quarter, 2Q 2017.
- Single assets again dominated the mix, after the prevalence of portfolios in 2017.
- Volumes in 9M 2020 reached €23.2bn, an increase of 7% YoY, with a 52% sequential increase in 3Q 2020.
- Despite a slowdown in 2Q the record 1Qof €10.6bn boosted the 9M figure.
- Only a few markets, including the Nordics and Iberia, remained lower YoY.

European Investment volumes (€bn)
45
40
35
30
25
20
15
10
5
0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
9M 2020
Single Asset
Portfolios
12yr Average

Source: CBRE

CBRE

European Logistics Investment and Logistics investment market

QUARTERLY INDUSTRIAL AND LOGISTICS INVESTMENT VOLUMES, EUROPE

€ million
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
€ million
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Quarterly total
Moving annual total

Source: CBRE

CBRE

European Logistics Investment and Logistics investment market

ANNUAL INDUSTRIAL AND LOGISTICS INVESTMENT, EUROPE

50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
€ million
2011
2012
2013
2014
2015
2016
2017
2018
2019
Q1-Q3 2020

Source: CBRE

CBRE

9M 2020 I&L Investment volumes were particularly strong in Italy, Germany, Netherlands and Denmark

I&L Investment volumes (€m)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Iberia
Benelux
CEE-Core
France
Nordics
Germany
UK
9M18
9M19
9M20

Source: CBRE

CBRE

investment in European Industrial and logistics was dominated by domestic and cross border european capital in the 12 months to Sept 2020

DOMESTIC
€16.1BN
EUROPEAN
X-BORDER
€9.3BN
NORTH
AMERICA
€9.8BN
TOTAL I&L
€38.0BN
ASIA
€1.8BN
SOUTH
AMERICA
-
MIDDLE
EAST
€0.2BN
AFRICA
€0.6BN
PACIFIC
€0.2BN

Source: CBRE

CBRE

The average prime Europe Logistics yield fell to 4.8% in 3Q20

Average Prime Europe* Logistics Yield (%)
8.0
7.5
7.0
6.5
6.0
5.5
5.0
4.5
4.0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
1Q20
2Q20
3Q20

*Europe Logistics Index is defined as EU28 countries less Luxembourg, Malta, Cyprus, Baltics and Balkan countries, plus Russia, Norway & Switzerland, weighted by GDP

Source: CBRE

CBRE

Despite recent compression, the spread of prime industrial yields over bunds has remained over 5%

Prime EU-15* industrial yields relative to office, retail and Bunds (%)
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
1Q20
2Q20
3Q20
Yield Spread over German Bunds
Prime Industrial Yield
Prime Retail Yield
Prime Office Yield

*EU-15 indices are defined as EU28 countries less Eastern Europe, Cyprus and Malta, weighted by GDP

Source: CBRE

CBRE

The spreads over government bond yields remain attractive

Government bond yield vs prime logistics yield 2020F (%)
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
-1.0
Germany
Netherlands
France
UK
Belgium
Sweden
Spain
Czech Republic
Italy
Poland
Slovakia
Logistics yield
Bond yield
Spread

Source: CBRE

CBRE

Prime Industrial and Logistics Yields

Q3 2020 YIELD RELATIVE TO HIGH & LOW OF PREVIOUS CYCLE (%)

Q3 2020 Current yield
Cyclical low
Cyclical peak
%
20.0
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Frankfurt
Hamburg
Zurich
London
Amsterdam
Lyon
Paris
Rotterdam
Gothenburg
Stockholm
Copenhagen
Helsinki
Birmingham
Oslo
Vienna
Dublin
Barcelona
Madrid
Prague
Milan
Brussels
Warsaw
Bratislava
Lisbon
Budapest
Bucharest
Dubai
Istanbul
Moscow

Source: CBRE

CBRE

Ecommerce has already had a profound effect on logistics

The impact of online sales on European retail and logistics (2009=100)

450
400
350
300
250
200
150
100
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Online sales
Logistics demand
Retail Sales
Retail Space

Ecommerce take-up 2019 (% of total)

25%
20%
15%
10%
5%
0%
4%
8%
9%
10%
11%
14%
21%
22%
Slovakia
Spain
Czech Rep
France
Italy
Germany
Netherlands
UK

Source: CBRE

CBRE

Strong Ecommerce growth is forecast to continue

European ecommerce sales (€m)

600,000
550,000
500,000
450,000
400,000
350,000
300,000
250,000
200,000
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Compound growth in European ecommerce sales 2017-22F

20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
UK
Germany
Europe
Spain
France
Czech
Belgium
Nethel...
Slovakia
Italy
Sweden
Poland

Source: Euromonitor, CBRE

CBRE

Supply chain reconfiguration driven by Ecommerce growth

Pre-Ecommerce
Manufacturer
National Distribution Centre
Regional Distribution Centres
Stores
Consumers

Including Ecommerce
Supply
NDC
RDC
X-Dock
Carrier Network
Dedicated Fleet
Consumer

Source: CBRE

CBRE

Covid-19 has accelerated the sector's structural drivers

amazon
amazon
amazon

ECOMMERCE

The sudden shift to online retail, especially grocery, during the crisis should increase the speed of adoption by both consumers and businesses in a sustainable way for the long term

INVENTORY LEVELS

Companies are already increasing inventory levels to avoid future supply disruption. Near-sourcing and diversification of suppliers closer to Europe is also likely

SUPPLY CHAIN DIVERSIFICATION

Short term changes are expected immediately after the crisis, resulting in decentralisation by suppliers to reduce risk and cost. Some reshoring of manufacturing capacity is anticipated, but is likely to be a longer-term trend

Source: CBRE

CBRE

Map European Property Yields

INDUSTRIAL LOGISTICS - Q4 2020

4.15
4.25
4.40
7.25
7.25
4.65
7.25
4.75
4.00
3.60
3.40
5.50
4.25
5.00
6.15
3.75
3.80
4.40
8.75
7.75
5.00
9.00
5.85
4.75
8.00
10.00
6.50
9.00
8.50

Select sector

- ○ Shops - prime
- ○ Shops - secondary
- ○ Shopping centres - prime
- ○ Shopping centres - secondary
- ○ Retail warehouses Park
- ○ Retail warehouses Solus
- ○ Supermarkets
- ○ Offices - prime CBD
- ○ Offices - secondary CBD
- ○ Offices - major provincial
- ◉ Industrial - logistics
- ○ Industrial - estate
- ○ Hotels - prime capital city (lease)
- ○ Hotels - prime capital city (management contract)
- ○ Hotels - prime capital city (VP)
- ○ Residential multi family - prime capital city

Region

- [x] Northern Europe
- [x] UK & Ireland
- [x] Southern Europe
- [x] Nordics
- [x] CEE
- [x] SEE
- [x] Baltics, Russia & Ukraine
- [x] Middle East

CBRE

Map European Property Yields

INDUSTRIAL ESTATE - Q4 2020

5.25
6.00
6.25
5.90
6.75
4.25
5.65
5.25
5.00
6.00
5.00
5.50
5.00
5.50
8.75
8.25
5.50
9.00
6.50
10.50
9.00
8.50

Select sector

- ○ Shops - prime
- ○ Shops - secondary
- ○ Shopping centres - prime
- ○ Shopping centres - secondary
- ○ Retail warehouses Park
- ○ Retail warehouses Solus
- ○ Supermarkets
- ○ Offices - prime CBD
- ○ Offices - secondary CBD
- ○ Offices - major provincial
- ○ Industrial - logistics
- ◉ Industrial - estate
- ○ Hotels - prime capital city (lease)
- ○ Hotels - prime capital city (management contract)
- ○ Hotels - prime capital city (VP)
- ○ Residential multi family - prime capital city

Region

- ☑ Northern Europe
- ☑ UK & Ireland
- ☑ Southern Europe
- ☑ Nordics
- ☑ CEE
- ☑ SEE
- ☑ Baltics, Russia & Ukraine
- ☑ Middle East

CBRE

Property Yields – Germany & Netherlands

INDUSTRIAL - Q4 2020

Main Sector	Property Type	Region	Country	Description	Mar-19	Jun-19	Sep-19	Dec-19	Mar-20	Jun-20	Jul-20	Aug-20	Sep-20	Oct-20	Nov-20	Dec-20
Industrial	Industrial - logistics	Northern	Germany	Prime Distribution	3.90	3.80	3.70	3.60	3.60	3.60	3.60	3.55	3.55	3.55	3.50	3.40
		Europe	Netherlands	Prime Distribution	4.45	4.30	4.20	4.00	4.00	4.00	4.00	4.00	3.90	3.80	3.70	3.60
	Industrial - estate	Northern	Germany	Prime Estate (Light Indust..	5.60	5.50	5.40	5.20	5.20	5.20	5.20	5.20	5.20	5.20	5.20	5.00
		Europe	Netherlands	Prime Estate	6.50	6.30	6.25	6.00	6.00	6.00	6.00	5.80	5.80	5.75	5.75	5.65

CBRE

Yield Trend – Industrial Logistics Germany & Netherlands

7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Sep-14 Jun-15 Mar-16 Dec-16 Sep-17 Jun-18 Mar-19 Dec-19 Sep-20
Country
Germany
Netherlands

CBRE

Yield Trend – Industrial Estate Germany & Netherlands

9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
Dec-20
Country
Germany
Netherlands

CBRE

GERMANY
I&L
INVESTMENT MARKET

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78

Germany - Investment Market

INVESTMENT VOLUME – INDUSTRIAL & LOGISTICS

Transaction volume (€ million)
Prime net initial yield/ Yield on 10y Bund
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Q1
Q2
Q3
Q4
Ø Prime yield logistics (%)
Ø Prime yield Top 5 Office(%)
Yield on 10-year Bund

Source: CBRE Research, Q4 2020.

CBRE

Germany - Investment Market

INVESTMENT VOLUME BY TYPE OF TRANSACTION

Investment volume (%)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
59%
84%
71%
68%
50%
58%
53%
32%
43%
50%
61%
41%
16%
29%
32%
50%
42%
47%
68%
57%
50%
39%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Q1-Q3 2020
Portfolios
Single Assets

Source: CBRE Research, Q4 2020.

CBRE

Germany - Investment Market

DEVELOPMENT OF PRIME YIELDS

Spread logistics vs. 10y Bund (bps, rhs)
Office
High Street Retail
Logistics
10y Bund
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
-1%
600
500
400
300
200
100
0
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Source: CBRE Research, Q4 2020.

CBRE

Germany - Investment Market

TOP DEALS 2020 INDUSTRIAL- AND LOGISTICS MARKET GERMANY

Quarter	Location	Size in sq m	Type	Company	Transaction type	Status
Q3	Gera	153.700	Trade	Amazon	Owner-occupier	New construction
Q2	Vaterstetten	137.800	Production	KraussMaffei Technologies	Letting	New construction
Q1	Zöllnitz	90.000	Trade	Böttcher	Owner-occupier	New construction
Q3	Henstedt-Ulzburg	86.500	Trade	REWE	Owner-occupier	New construction
Q3	Kamen	84.000	Trade	Tedi	Letting	New construction
Q3	Kabelsketal	74.000	Trade	Relaxdays	Letting	New construction
Q3	Roßtal	63.000	Trade	Dataform Dialogservices	Owner-occupier	New construction
Q2	Duisburg	54.000	Transport/ Logistics	DSV	Owner-occupier	New construction
Q3	Zülpich	54.000	Transport/ Logistics	Fiege	Owner-occupier	New construction
Q3	Ladenburg	54.000	Transport/ Logistics	Neska	Letting	New construction

CBRE

NETHERLANDS
I&L
INVESTMENT MARKET

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83

Netherlands - Investment Market

INVESTMENT MARKET

In the years after 2013 the total investment volume in industrial properties in the Netherlands grew significantly. In 2017 it reached a record level of € 2.9 billion.

The past two years the investment volume remained slightly lower at € 2.7 billion in 2018 and € 2.5 billion in 2019. In both 2018 and 2019 investment volume was primarily driven by the trade of logistics properties and light industrial properties, with the investment volume in logistics properties (€ 2.1 billion in 2019) showing a slight increase compared with 2018.

The market for industrial properties is truly international: in the past two years only approximately 12% of all purchasers were Dutch. Due to the continuing demand from investors, yields have experienced downward pressure in the past years.

The average annual investment volume in the Netherlands over the period 2015-2019 roughly amounted to €2,118 million.

Total investment volume in 2019 amounted to €2,462 million which is higher than the average annual investment volume in the period 2015-2019.

At the end of the fourth quarter of 2020, the Netherlands witnessed an investment volume of €4,008 million divided over 245 transactions. This implies a y-o-y increase of 63% compared to the fourth quarter of 2019.

The most notable non-confidential deal was the acquisition of City Logistics Innovation Campus, Badhoevedorp by Somerset Capital Partners from - for the total sum of 250 million.

CBRE

Netherlands - Investment Market

ANNUAL INVESTMENT VOLUME

4500
4000
3500
3000
2500
2000
1500
1000
500
0
€ x 1m
2015
2016
2017
2018
2019
2020
Distribution & Logistics
Light Industrial
Other
5-year average

Source: CBRE Research

CBRE

Netherlands - Investment Market

PRIME YIELDS

10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
2015 Q1
2016 Q1
2017 Q1
2018 Q1
2019 Q1
2020 Q1
Source: CBRE Research
Prime Logistics
Prime Light Industrial

CBRE

Netherlands - Investment Transactions

	DATE	PROPERTY NAME / ADDRESS	PURCHASER	VENDOR	PRICE(M)
1	Oct-20	City Logistics Innovation Campus, Badhoevedorp	Somerset Capital Partners	-	€250
2	Nov-20	<unknown>, Various	Madison International Realty	-	€224.8
3	Oct-20	<unknown>, Amsterdam; Rotterdam; Zwolle; Den Bosch	Urban Industrial	PostNL	€150
4	Nov-20	DSV, Tholen	Savills	DSV	€133
5	Dec-20	Laan van Mathenesse 9, Bleiswijk	Credit Suisse	Somerset Capital Partners	€121.2

CBRE

Source: CBRE Research

CBRE

THANK YOU

DISCLAIMER: INFORMATION CONTAINED HEREIN, INCLUDING PROJECTIONS, HAS BEEN OBTAINED FROM SOURCES BELIEVED TO BE RELIABLE. WHILE WE DO NOT DOUBT ITS ACCURACY, WE HAVE NOT VERIFIED IT AND MAKE NO GUARANTEE, WARRANTY OR REPRESENTATION ABOUT IT. IT IS YOUR RESPONSIBILITY TO CONFIRM INDEPENDENTLY ITS ACCURACY AND COMPLETENESS. THIS INFORMATION IS PRESENTED EXCLUSIVELY FOR USE BY CBRE CLIENTS AND PROFESSIONALS AND ALL RIGHTS TO THE MATERIAL ARE RESERVED AND CANNOT BE REPRODUCED WITHOUT PRIOR WRITTEN PERMISSION OF CBRE.

88

APPENDIX D

SUMMARY VALUATION REPORT

SUMMARY VALUATION REPORT	29

SUMMARY VALUATION REPORT

[ ]

SUMMARY VALUATION REPORT	30

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Gross Valuation	641,712,500
Capital Expenses	-23,423,293
Net Value Before Fees	618,289,207

Less Acquisition Costs	-48,215,873

Net Valuation	570,073,334
Say	570,010,000

Equivalent Yield	5.7918%	True Equivalent Yield		5.8201%
Initial Yield (Valuation Rent)	4.9332%	Initial Yield (Contracted Rent)		4.9332%
Reversion Yield	5.6171%

Total Valuation Rent	33,829,115	Total Contracted Rent		33,829,115
Total Rental Value	40,215,776	Number of Properties		49
Number of Tenants	1,029
Running Yields
		Operating	Ground Lease
Date	Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021	33,829,115	-2,172,161	0	31,656,955	4.9332%	5.0891%
16/02/2021	33,828,888	-2,172,161	0	31,656,727	4.9332%	5.0891%
01/03/2021	33,928,427	-2,172,533	0	31,755,894	4.9486%	5.1055%
02/03/2021	34,019,407	-2,176,082	0	31,843,325	4.9622%	5.12%
15/03/2021	34,013,998	-2,176,028	0	31,837,970	4.9614%	5.1192%
01/04/2021	34,047,391	-2,176,120	0	31,871,271	4.9666%	5.1247%
15/04/2021	34,044,919	-2,176,071	0	31,868,848	4.9662%	5.1243%
01/05/2021	34,005,187	-2,173,813	0	31,831,374	4.9604%	5.1181%
15/05/2021	34,011,373	-2,173,937	0	31,837,436	4.9613%	5.1191%
01/06/2021	33,926,791	-2,174,902	0	31,751,889	4.948%	5.1049%
01/07/2021	33,961,690	-2,176,010	0	31,785,680	4.9533%	5.1105%
01/08/2021	34,326,539	-2,176,308	0	32,150,231	5.0101%	5.171%
01/09/2021	34,332,916	-2,176,675	0	32,156,242	5.011%	5.172%
15/09/2021	34,371,762	-2,177,452	0	32,194,311	5.0169%	5.1783%
01/10/2021	34,813,326	-2,187,263	0	32,626,063	5.0842%	5.25%
15/10/2021	34,815,453	-2,187,305	0	32,628,148	5.0845%	5.2503%
01/11/2021	34,831,810	-2,187,672	0	32,644,138	5.087%	5.253%
15/11/2021	34,848,659	-2,188,009	0	32,660,650	5.0896%	5.2557%
01/12/2021	34,883,068	-2,188,527	0	32,694,541	5.0949%	5.2614%
15/12/2021	34,874,890	-2,188,363	0	32,686,526	5.0936%	5.26%
01/01/2022	35,048,896	-2,188,622	0	32,860,273	5.1207%	5.2889%
15/01/2022	35,093,323	-2,189,511	0	32,903,812	5.1275%	5.2961%
31/01/2022	35,092,970	-2,189,504	0	32,903,466	5.1274%	5.2961%
01/02/2022	38,564,716	-1,995,306	0	36,569,410	5.6987%	5.9076%
16/02/2022	38,561,868	-1,995,249	0	36,566,619	5.6983%	5.9072%
01/03/2022	38,576,278	-1,994,160	0	36,582,117	5.7007%	5.9098%
16/03/2022	38,580,122	-1,994,237	0	36,585,884	5.7013%	5.9104%
01/04/2022	38,575,149	-1,994,332	0	36,580,817	5.7005%	5.9095%
01/05/2022	38,567,301	-1,994,295	0	36,573,006	5.6993%	5.9082%
01/06/2022	38,574,623	-1,994,820	0	36,579,802	5.7003%	5.9094%
01/07/2022	38,604,504	-1,995,459	0	36,609,046	5.7049%	5.9143%
15/07/2022	38,601,874	-1,995,406	0	36,606,468	5.7045%	5.9138%
01/08/2022	38,674,962	-1,995,596	0	36,679,366	5.7159%	5.926%
01/09/2022	38,662,477	-1,995,691	0	36,666,785	5.7139%	5.9239%
01/10/2022	38,666,862	-1,995,901	0	36,670,960	5.7145%	5.9246%
11/10/2022	38,672,331	-1,996,011	0	36,676,320	5.7154%	5.9255%

Printed on: 09/03/2021 15:07:43 Page: 1 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

01/11/2022	38,718,992	-1,996,944	0	36,722,048	5.7225%	5.9332%
01/12/2022	38,732,889	-1,997,222	0	36,735,667	5.7246%	5.9355%
15/12/2022	38,736,751	-1,997,299	0	36,739,451	5.7252%	5.9361%
01/01/2023	38,770,463	-1,998,141	0	36,772,322	5.7303%	5.9416%
01/02/2023	38,771,483	-1,998,162	0	36,773,321	5.7305%	5.9418%
01/03/2023	38,770,134	-1,998,420	0	36,771,713	5.7302%	5.9415%
17/03/2023	38,764,784	-1,998,313	0	36,766,470	5.7294%	5.9406%
01/04/2023	38,770,053	-1,998,381	0	36,771,672	5.7302%	5.9415%
01/05/2023	38,785,841	-1,998,764	0	36,787,077	5.7326%	5.9441%
01/06/2023	38,778,998	-1,998,529	0	36,780,470	5.7316%	5.943%
01/07/2023	38,780,477	-1,999,016	0	36,781,461	5.7318%	5.9431%
01/08/2023	38,769,396	-1,999,033	0	36,770,364	5.73%	5.9413%
01/09/2023	39,079,978	-2,000,131	0	37,079,847	5.7783%	5.9931%
01/10/2023	39,074,982	-2,000,031	0	37,074,950	5.7775%	5.9923%
01/11/2023	39,133,034	-1,999,940	0	37,133,094	5.7866%	6.0021%
01/12/2023	39,159,497	-2,000,134	0	37,159,362	5.7907%	6.0065%
01/01/2024	39,262,761	-2,002,108	0	37,260,653	5.8064%	6.0234%
15/01/2024	39,270,430	-2,002,338	0	37,268,092	5.8076%	6.0247%
01/02/2024	39,296,542	-2,002,539	0	37,294,003	5.8116%	6.029%
01/03/2024	39,296,061	-2,002,496	0	37,293,566	5.8116%	6.029%
01/04/2024	39,278,473	-2,002,235	0	37,276,238	5.8089%	6.026%
01/05/2024	39,275,574	-2,002,177	0	37,273,397	5.8084%	6.0256%
01/06/2024	39,252,007	-2,001,953	0	37,250,054	5.8048%	6.0217%
01/07/2024	39,340,036	-2,003,213	0	37,336,823	5.8183%	6.0362%
16/07/2024	39,347,690	-2,003,366	0	37,344,324	5.8195%	6.0375%
01/08/2024	39,328,429	-2,002,197	0	37,326,232	5.8167%	6.0344%
01/09/2024	39,422,040	-2,003,884	0	37,418,156	5.831%	6.0498%
01/10/2024	39,519,433	-2,006,591	0	37,512,842	5.8457%	6.0657%
15/10/2024	39,524,324	-2,006,689	0	37,517,636	5.8465%	6.0665%
01/11/2024	39,684,169	-2,009,886	0	37,674,284	5.8709%	6.0928%
01/12/2024	39,690,421	-2,010,011	0	37,680,411	5.8719%	6.0938%
01/01/2025	39,741,413	-2,011,463	0	37,729,950	5.8796%	6.1021%
01/02/2025	39,783,302	-2,012,301	0	37,771,001	5.886%	6.109%
01/03/2025	39,808,508	-2,012,907	0	37,795,601	5.8898%	6.1132%
01/04/2025	39,819,004	-2,012,996	0	37,806,008	5.8914%	6.1149%
01/05/2025	39,858,275	-2,013,830	0	37,844,445	5.8974%	6.1214%
01/06/2025	39,850,666	-2,013,678	0	37,836,988	5.8963%	6.1201%
01/07/2025	39,863,065	-2,013,663	0	37,849,402	5.8982%	6.1222%
01/08/2025	39,923,801	-2,014,920	0	37,908,881	5.9075%	6.1322%
15/08/2025	39,922,036	-2,014,885	0	37,907,151	5.9072%	6.1319%
01/10/2025	39,901,048	-2,014,668	0	37,886,381	5.9039%	6.1284%
01/11/2025	39,896,136	-2,014,569	0	37,881,567	5.9032%	6.1276%
01/12/2025	39,777,951	-2,011,822	0	37,766,130	5.8852%	6.1082%
15/12/2025	39,805,704	-2,012,377	0	37,793,328	5.8894%	6.1128%
01/01/2026	40,162,758	-2,017,901	0	38,144,857	5.9442%	6.1718%
07/01/2026	40,167,438	-2,017,995	0	38,149,444	5.9449%	6.1726%
01/02/2026	40,184,570	-4,167,906	0	36,016,664	5.6126%	5.8151%
01/04/2026	40,200,920	-4,168,344	0	36,032,577	5.6151%	5.8178%
01/05/2026	40,194,819	-4,168,222	0	36,026,598	5.6141%	5.8168%
19/06/2026	40,203,726	-4,168,400	0	36,035,326	5.6155%	5.8183%
01/07/2026	40,160,636	-4,168,499	0	35,992,137	5.6088%	5.811%
01/08/2026	40,168,552	-4,168,657	0	35,999,895	5.61%	5.8123%
01/09/2026	40,193,503	-4,169,156	0	36,024,347	5.6138%	5.8164%
01/10/2026	40,241,565	-4,169,156	0	36,072,409	5.6213%	5.8245%
01/11/2026	40,266,553	-4,169,156	0	36,097,396	5.6252%	5.8286%
01/01/2027	40,291,882	-4,169,514	0	36,122,368	5.6291%	5.8328%
01/02/2027	40,290,357	-4,169,456	0	36,120,901	5.6288%	5.8326%

Printed on: 09/03/2021 15:07:43 Page: 2 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

01/04/2027	40,290,732	-4,169,463	0	36,121,269	5.6289%	5.8326%
01/08/2027	40,356,432	-4,170,777	0	36,185,655	5.6389%	5.8434%
01/10/2027	40,344,516	-4,170,471	0	36,174,045	5.6371%	5.8415%
31/10/2027	40,340,293	-4,170,471	0	36,169,822	5.6365%	5.8407%
31/12/2027	40,337,332	-4,170,412	0	36,166,920	5.636%	5.8403%
01/07/2028	40,318,408	-4,170,033	0	36,148,375	5.6331%	5.8372%
15/03/2029	40,364,736	-4,170,960	0	36,193,776	5.6402%	5.8448%
01/04/2029	40,347,551	-4,170,616	0	36,176,935	5.6376%	5.8419%
01/07/2029	40,355,428	-4,170,773	0	36,184,654	5.6388%	5.8432%
01/01/2030	40,295,880	-4,170,889	0	36,124,991	5.6295%	5.8333%
01/06/2030	40,287,163	-4,170,331	0	36,116,831	5.6282%	5.8319%
01/07/2030	40,292,383	-4,170,436	0	36,121,947	5.629%	5.8327%
01/10/2030	40,320,978	-4,171,008	0	36,149,970	5.6334%	5.8374%
01/01/2031	40,306,550	-4,171,008	0	36,135,542	5.6311%	5.835%
01/02/2031	40,305,952	-4,170,996	0	36,134,956	5.631%	5.8349%
01/04/2031	40,249,750	-4,170,996	0	36,078,754	5.6223%	5.8255%
01/04/2034	40,254,935	-4,171,099	0	36,083,836	5.6231%	5.8264%
01/01/2035	40,247,435	-4,171,099	0	36,076,336	5.6219%	5.8251%
01/01/2036	40,215,501	-4,170,141	0	36,045,360	5.6171%	5.8199%
01/05/2037	40,215,776	-4,170,147	0	36,045,629	5.6171%	5.82%

Yields Based on	Gross Value

Printed on: 09/03/2021 15:07:43 Page: 3 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Property Summary
										Initial Yield	Initial Yield		True
		No.		Rental	Gross	Capital	Acquisition	Net	Say	(Valuation	(Contracted	Equivalent	Equivalent	Reversionary
External ID	Property	Tenants	Net Rent	Value	Value	Expenses	Costs	Value	Value	Rent)	Rent)	Yield	Yield	Yield
deadam	Adam Opel Strasse	63	1,313,07	1,748,484	33,630,785	3,506,086	-2,101,723	28,022,976	28,000,000	4.3588%	4.3588%	4.8%	4.9468%	5.3827%
	12		2
deairc	Aircom Parc	39	1,371,73	1,678,080	25,563,456	655,308	-1,845,048	23,063,100	23,075,000	5.5072%	5.5072%	6.2%	6.4476%	6.3592%
			1
dealbe	Albert-Einstein-	42	1,376,78	1,385,622	21,772,588	1,162,916	-1,526,642	19,083,030	19,075,000	6.6803%	6.6803%	6%	6.2355%	6.2329%
	Strasse 1		5
defugg	Fuggerstrasse 2-6	23	861,211	1,052,519	17,707,786	865,705	-1,390,631	15,451,450	15,450,000	5.1134%	5.1134%	5.3%	5.4815%	5.5271%
defeld	Feldbachacker 4	2	301,538	515,586	9,540,769	266,625	-804,606	8,469,538	8,470,000	3.2514%	3.2514%	5%	5.1586%	5.1913%
dedona	Donatusstrasse	27	484,634	719,787	15,019,492	316,232	-1,214,031	13,489,229	13,500,000	3.2961%	3.2961%	4.4%	4.5229%	4.5193%
	127-129
nlwilg	Wilgenkade 5-25	8	275,381	289,035	3,575,318	30,000	-292,733	3,252,585	3,250,000	7.7675%	7.7675%	7.2%	7.5408%	7.1412%
nlslui	Sluispolderweg	22	717,882	1,390,940	16,853,350	346,916	-1,362,917	15,143,517	15,150,000	4.3491%	4.3491%	7.022%	7.3376%	7.239%
nlrijn	Rijnkade 15-17	8	300,573	288,045	4,200,696	93,132	-339,157	3,768,407	3,770,000	7.3176%	7.3176%	6.25%	6.5087%	6.2109%
nlstep	Stepvelden 1-19	6	269,226	448,580	5,764,611	146,855	-463,851	5,153,905	5,150,000	4.7924%	4.7924%	6.5325%	6.805%	6.7653%
nlstru	Stuttgartstraat	26	1,688,05	1,818,705	29,983,740	296,442	-2,451,245	27,236,053	27,200,000	5.6861%	5.6861%	5.52%	5.7167%	5.5488%
			6
nlstri	Strijkviertel	32	569,418	684,700	10,124,464	79,408	-829,408	9,215,648	9,220,000	5.6686%	5.6686%	5.875%	6.0968%	5.9339%
nlweid	Weidehek 64-70	20	250,254	273,220	3,581,061	57,526	-290,934	3,232,601	3,230,000	7.1024%	7.1024%	6.7941%	7.098%	6.7659%
nllake	Lakenblekerstraat	16	735,767	1,038,325	14,610,363	187,308	-1,190,894	13,232,161	13,225,000	5.1013%	5.1013%	6.0241%	6.2514%	6.2904%
	30-62
nlmonp	Mon Plaisir 102-	15	186,164	272,585	3,424,727	14,762	-281,557	3,128,408	3,130,000	5.4594%	5.4594%	6.915%	7.227%	6.8628%
	104
nlnieu	Nieuwe Hemweg	22	676,411	1,250,860	16,045,226	330,084	-1,297,581	14,417,561	14,425,000	4.3042%	4.3042%	5.25%	5.4228%	5.4979%
	20-62
nlrave	Ravenswade 54-56	6	218,151	269,730	3,575,651	67,892	-289,631	3,218,128	3,220,000	6.2191%	6.2191%	6.7271%	7.0173%	6.9056%
nloslo	Osloweg 1-107	60	1,821,65	2,196,245	34,359,017	586,114	-2,788,588	30,984,315	31,000,000	5.3938%	5.3938%	5.5645%	5.7674%	5.5218%
			2
nlpamp	Pampuslaan 96	6	414,616	491,790	6,960,682	117,067	-565,069	6,278,546	6,280,000	6.0584%	6.0584%	6.25%	6.5042%	6.2907%
nlgoes	Goeseelsstraat 6-	16	214,075	216,450	3,495,650	22,202	-286,798	3,186,650	3,190,000	6.1632%	6.1632%	5.6%	5.805%	5.5343%
	21
nlgroo	Groot	6	665,829	796,805	11,118,820	140,000	-906,508	10,072,312	10,075,000	6.0647%	6.0647%	6.25%	6.5045%	6.2562%
	Mijdrechtstraat 37-
	39
nlhave	Havenweg 23-40/2	22	621,104	676,415	10,373,904	222,716	-838,171	9,313,017	9,310,000	6.1185%	6.1185%	5.7997%	6.0187%	5.846%
	-8 Martin Ovenweg
	1-16
nljarm	Jarmuiden 22-58	22	844,301	1,284,475	20,296,987	2,691,705	-1,453,647	16,151,635	16,150,000	4.7957%	4.7957%	5.5391%	5.7317%	6.5428%
nlhaar	Haarlemmerstraat	32	1,405,94	1,970,820	30,780,402	708,257	-2,483,021	27,589,124	27,600,000	4.6752%	4.6752%	5.5%	5.6881%	5.8369%
	weg 81-137		3
nlkame	Kamerlingh	3	13,155	628,440	7,452,567	307,391	-589,969	6,555,207	6,560,000	0.1841%	0.1841%	7%	7.3046%	7.573%
	Onnesweg 2
nlargo02	Argonstraat 116-	14	212,200	259,430	3,573,172	64,588	-289,700	3,218,884	3,220,000	6.048%	6.048%	6.5588%	6.8383%	6.6304%
	166
nlbreg	Breguetlaan 67	32	1,249,19	1,636,925	26,219,764	707,412	-2,106,525	23,405,827	23,400,000	4.8964%	4.8964%	5.7056%	5.9177%	5.7816%
			0
nlbuns	Bunsenstraat 13-	9	402,457	520,780	7,442,359	107,811	-605,605	6,728,943	6,730,000	5.4871%	5.4871%	6.1677%	6.4157%	6.1737%
	23
nlelft	Elftweg 32-54	13	217,046	409,945	4,157,039	27,723	-340,953	3,788,363	3,790,000	5.2562%	5.2562%	8.4064%	8.868%	8.4014%
nleneg	Energieweg 75-81	5	227,570	263,959	4,029,722	10,209	-331,886	3,687,627	3,690,000	5.6616%	5.6616%	5.75%	5.9639%	5.728%
nlengie	Energieweg 39-41	2	243,867	233,753	3,757,015	10,000	-309,387	3,437,628	3,440,000	6.5083%	6.5083%	5.75%	5.9732%	5.4513%
dejose	Josef-Beyerle-Str.	2	537,326	558,738	9,125,224	340,000	-725,385	8,059,839	8,060,000	6.1162%	6.1162%	5.8%	6.0174%	5.9988%
	16
dekole	Kolenbeekstieg 1,	12	1,106,66	1,191,312	25,122,780	898,604	-1,424,952	22,799,224	22,800,000	4.5684%	4.5684%	4.5%	4.6292%	4.6756%
	2-6		7
nlargo01	Argonstraat 22-	21	709,215	830,585	11,475,428	78,400	-941,039	10,455,989	10,450,000	6.2228%	6.2228%	6.5%	6.7733%	6.5291%
	112
desiem	Siemensstr. 25	3	174,515	184,392	3,918,633	168,008	-220,625	3,530,000	3,460,000	4.653%	4.653%	4.4164%	4.5415%	4.5952%

Printed on: 09/03/2021 15:07:43 Page: 4 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

nlabst	Abraham van	21	1,283,45	1,462,010	22,629,890	317,610	-1,842,298	20,469,982	20,475,000	5.7522%	5.7522%	5.7539%	5.9664%	5.8504%
	Stolkweg 62		2
deront	Rontgenstrasse	28	640,116	1,347,522	22,484,142	967,804	-1,454,484	20,061,854	20,050,000	2.975%	2.975%	5.5%	5.69%	5.8769%
	3/7
dehert02	Hertzstr. 4	17	695,590	693,435	13,025,077	78,496	-903,250	12,043,331	12,050,000	5.3728%	5.3728%	5.1%	5.2701%	5.0209%
dehert01	Hertzstr. 2	10	249,716	226,080	3,992,020	90,770	-417,991	3,483,259	3,480,000	6.4009%	6.4009%	5.4%	5.5918%	5.3839%
deimbo	Im Boden	12	272,457	262,200	4,918,893	259,500	-423,581	4,235,812	4,240,000	5.8475%	5.8475%	5.1%	5.2698%	5.2828%
dekohl	Kohlstrasse 8	10	1,021,34	1,232,285	24,266,206	504,532	-1,397,745	22,363,929	22,375,000	4.2983%	4.2983%	4.7%	4.8411%	4.8048%
			9
dekorn	Kornwestheimer	5	625,505	704,556	13,887,431	471,000	-936,030	12,480,401	12,475,000	4.6622%	4.6622%	4.7%	4.84%	4.9187%
	Str. 54
dekelt	Kelterstr. 67	1	433,697	387,174	6,622,038	36,948	-543,723	6,041,367	6,040,000	6.586%	6.586%	5.8%	6.031%	5.3715%
degraf	Graf-Landsberg-	8	412,626	569,878	9,856,599	312,658	-828,013	8,715,928	8,720,000	4.3234%	4.3234%	5.4%	5.5872%	5.5728%
	Str. 3,5,9
degewe	Gewerkenstrasse	1	269,323	267,072	4,371,541	610,000	-318,483	3,443,058	3,440,000	7.1599%	7.1599%	5.8%	6.0218%	6.5466%
	13
defelh	Feldheider Strasse	71	1,235,60	1,227,042	18,759,710	772,024	-1,293,778	16,693,908	16,700,000	6.8692%	6.8692%	6.25%	6.5091%	6.301%
	37-45 / 38-78		3
dehark	Harkortstrasse 12-	21	728,500	766,572	11,482,490	1,908,386	-790,522	8,783,582	8,780,000	7.6091%	7.6091%	6.25%	6.5047%	7.4035%
	32
dehamb	Hamburger Strasse	160	726,972	892,488	15,439,209	144,561	-1,100,079	14,194,569	14,200,000	4.7531%	4.7531%	5.4%	5.5884%	5.4088%
	17-22
degobi	Gobietstrasse 8	7	385,065	701,400	11,344,006	1,317,600	-785,479	9,240,927	9,240,000	3.8405%	3.8405%	5.5%	5.6858%	6.5135%
		1,029	31,656,9	40,215,776	641,712,500	23,423,293	-48,215,873	570,073,334	570,010,000
			55
Address	Adam Opel Strasse 12,Adam Opel Strasse 12,Frankfurt,Hesse,60386,Germany
External ID	deadam
Gross Valuation			33,630,785
Capital Expenses			-3,506,086
Net Value Before fees			30,124,699
Less	Stamp Duty		@6% Net Sale Price			1,681,379
	Agent Fee		@1.25% Net Sale Price			350,287
	Legal Fee		@0.25% Net Sale Price			70,057
Net Valuation			28,022,976
Say			28,000,000
Equivalent Yield			4.8%	True Equivalent Yield		4.9468%
Initial Yield (Valuation Rent)			4.3588%	Initial Yield (Contracted Rent)		4.3588%
Reversion Yield			5.3827%
Total Valuation Rent			1,386,502	Total Contracted Rent		1,386,502
Total Rental Value			1,748,484	Number of Tenants			63
Capital value Per Area			924.92
Running Yields
					Ground
				Operating	Lease
Date		Gross Rent		Expenses	Expenses	Net Rent		Annual	Quarterly
01/02/2021			1,386,502	-73,430		0	1,313,072	4.3588%	4.4802%
01/03/2021			1,384,990	-73,430		0	1,311,560	4.3538%	4.4749%
02/03/2021			1,373,852	-73,430		0	1,300,422	4.3168%	4.4358%
01/04/2021			1,373,791	-73,430		0	1,300,361	4.3166%	4.4356%
01/07/2021			1,369,055	-73,430		0	1,295,625	4.3009%	4.419%
01/08/2021			1,364,219	-73,430		0	1,290,789	4.2848%	4.4021%
01/10/2021			1,364,215	-73,430		0	1,290,785	4.2848%	4.4021%

Printed on: 09/03/2021 15:07:43 Page: 5 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

01/12/2021	1,376,046	-73,430	0	1,302,616	4.3241%	4.4435%
01/01/2022	1,377,426	-73,430	0	1,303,996	4.3287%	4.4484%
01/02/2022	1,689,870	-43,712	0	1,646,158	5.4645%	5.6563%
01/05/2022	1,689,421	-43,712	0	1,645,709	5.463%	5.6547%
01/06/2022	1,688,593	-43,712	0	1,644,881	5.4602%	5.6518%
01/01/2023	1,684,966	-43,712	0	1,641,254	5.4482%	5.6389%
01/12/2023	1,701,717	-43,712	0	1,658,005	5.5038%	5.6985%
01/02/2024	1,711,934	-43,712	0	1,668,222	5.5377%	5.7348%
01/04/2024	1,709,113	-43,712	0	1,665,401	5.5284%	5.7248%
01/07/2024	1,733,980	-43,712	0	1,690,268	5.6109%	5.8133%
01/09/2024	1,743,213	-43,712	0	1,699,501	5.6416%	5.8462%
01/07/2025	1,752,440	-43,712	0	1,708,728	5.6722%	5.8791%
01/10/2025	1,749,047	-43,712	0	1,705,334	5.6609%	5.867%
01/01/2026	1,747,151	-43,712	0	1,703,439	5.6546%	5.8603%
01/02/2026	1,747,151	-126,963	0	1,620,188	5.3783%	5.564%
01/04/2026	1,748,484	-126,963	0	1,621,521	5.3827%	5.5688%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 6 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
ABZ International		deadam	31/03/2021	Let	Hardcore(4.8%)	29,221	29,221	29,160	567,850	5.0175%	5.1459%	4.8%	4.7453%
GmbH
Advance Logistix		deadam	31/12/2022	Let	Hardcore(4.8%)	177,921	177,921	174,294	3,402,725	5.1007%	5.2288%	4.8%	4.7371%
GmbH
ALFAPACK GmbH		deadam	30/06/2025	Let	Hardcore(4.8%)	63,547	63,547	72,774	1,393,867	4.4285%	4.559%	4.8%	4.8798%
BeGra		deadam	31/05/2022	Let	Hardcore(4.8%)	11,268	11,268	10,440	206,536	5.3291%	5.4555%	4.8%	4.7354%
Befestigungstechni
k Gramm GmbH
Daniel Seddig		deadam	01/03/2021	Let	Hardcore(4.8%)	1,200	1,200	1,944	38,201	3.014%	3.1412%	4.8%	4.7672%
Deltec		deadam	31/07/2021	Let	Hardcore(4.8%)	58,764	58,764	53,928	1,057,684	5.4284%	5.5559%	4.8%	4.7414%
International
Courier GmbH
Deutsche BP AG		deadam	01/03/2021	Let	Hardcore(4.8%)	2,761	2,761	3,240	63,053	4.2503%	4.3788%	4.8%	4.7484%
ekey Warehousing		deadam	31/01/2024	Let	Hardcore(4.8%)	125,538	125,538	135,756	2,619,306	4.6632%	4.7928%	4.8%	4.7978%
Germany GmbH
Finance Office		deadam	30/04/2022	Let	Hardcore(4.8%)	0	0	0	0	0%	0%	0%	0%
Frankfurt GmbH
Finance Office		deadam	30/04/2022	Let	Hardcore(4.8%)	11,249	11,249	10,800	213,110	5.1519%	5.2786%	4.8%	4.7476%
Frankfurt GmbH
Getränke Quelle		deadam	30/09/2025	Let	Hardcore(4.8%)	41,572	41,572	38,178	757,343	5.3631%	5.4891%	4.8%	4.6583%
Bornheim GmbH
Globe Shopper		deadam	28/02/2021	Let	Hardcore(4.8%)	20,952	20,952	19,440	378,683	5.4045%	5.5329%	4.8%	4.7438%
Activation GmbH
Horst Georg Findt		deadam	31/03/2024	Let	Hardcore(4.8%)	29,822	29,822	27,000	536,155	5.4363%	5.5622%	4.8%	4.6792%
Parkett-
Fachgroßhandel
Korfu Foods GmbH deadam			31/01/2026	Let	Hardcore(4.8%)	77,760	77,760	77,760	1,514,240	5.0069%	5.1352%	4.8%	4.7454%
& Co.KG
Kramm Büro-		deadam	30/06/2021	Let	Hardcore(4.8%)	30,667	30,667	28,440	555,472	5.393%	5.521%	4.8%	4.7395%
Systeme Büro
Kramm GmbH
Lebensmittel		deadam	31/08/2024	Let	Hardcore(4.8%)	88,146	88,146	97,380	1,868,928	4.5862%	4.7164%	4.8%	4.8226%
Import- und
Vertriebsgesellsch
aft Asimex GmbH
Lehmann Jan		deadam	01/03/2021	Let	Hardcore(4.8%)	1,512	1,512	1,944	38,228	3.8281%	3.9553%	4.8%	4.764%
Michael Schmidt		deadam	01/03/2021	Let	Hardcore(4.8%)	1,080	1,080	1,080	21,258	4.9535%	5.0805%	4.8%	4.7595%
Mikhail Smirnov		deadam	01/03/2021	Let	Hardcore(4.8%)	936	936	864	17,012	5.375%	5.502%	4.8%	4.7578%
Mileway Germany		deadam	01/03/2021	Let	Hardcore(4.8%)	619	619	2,448	48,031	1.1618%	1.2892%	4.8%	4.7747%
Subco GmbH
MMS Mietmöbel-		deadam	30/11/2021	Let	Hardcore(4.8%)	91,080	91,080	95,526	1,856,653	4.777%	4.9056%	4.8%	4.7544%
Service GmbH
MMS Mietmöbel-		deadam	30/11/2021	Let	Hardcore(4.8%)	9,268	9,268	12,960	252,145	3.547%	3.6755%	4.8%	4.8151%
Service GmbH
MMS Mietmöbel-		deadam	30/11/2021	Let	Hardcore(4.8%)	9,268	9,268	12,960	252,145	3.547%	3.6755%	4.8%	4.8151%
Service GmbH
Ömer Ögüt		deadam	01/03/2021	Let	Hardcore(4.8%)	11,875	11,875	9,936	195,731	5.9399%	6.0668%	4.8%	4.7556%
Ömer Ögüt		deadam	31/12/2025	Let	Hardcore(4.8%)	11,616	11,616	9,720	197,411	5.761%	5.8841%	4.8%	4.5499%
Paul Blümler +		deadam	01/03/2021	Let	Hardcore(4.8%)	1,792	1,792	2,160	42,485	4.0914%	4.2185%	4.8%	4.7629%
Elyas El Jazouli
QDREI OHG		deadam	30/06/2024	Let	Hardcore(4.8%)	143,121	143,121	159,498	3,057,695	4.5503%	4.6807%	4.8%	4.8247%
QDREI OHG		deadam	30/06/2024	Let	Hardcore(4.8%)	24,960	24,960	28,080	537,188	4.5157%	4.6464%	4.8%	4.8303%
QDREI OHG		deadam	30/06/2024	Let	Hardcore(4.8%)	42,960	42,960	48,330	924,583	4.5157%	4.6464%	4.8%	4.8303%
reifencom GmbH		deadam	31/03/2026	Let	Hardcore(4.8%)	27,449	27,449	28,782	554,503	4.8204%	4.9501%	4.8%	4.7965%
Silke Jackels		deadam	01/03/2021	Let	Hardcore(4.8%)	360	360	0	30	1191.8707%	1191.8707%	4.7957%	0%
STW GmbH		deadam	30/11/2023	Let	Hardcore(4.8%)	41,132	41,132	46,980	899,698	4.4412%	4.5717%	4.8%	4.8253%
STW GmbH		deadam	30/11/2023	Let	Hardcore(4.8%)	1,016	1,016	1,188	22,690	4.349%	4.4799%	4.8%	4.8383%
STW GmbH		deadam	30/11/2023	Let	Hardcore(4.8%)	54,393	54,393	65,124	1,242,860	4.2455%	4.3765%	4.8%	4.8542%

Printed on: 09/03/2021 15:07:43 Page: 7 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	0	0	0%	0%	0%	0%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	0	0	0%	0%	0%	0%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	6,858	126,277	0%	0%	4.8%	5.0186%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	13,320	248,409	0%	0%	4.8%	5.0233%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	40,032	746,571	0%	0%	4.8%	5.0233%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	23,166	427,577	0%	0%	4.8%	5.0195%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	29,880	555,456	0%	0%	4.8%	5.0221%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	9,936	185,300	0%	0%	4.8%	5.0233%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	10,080	187,985	0%	0%	4.8%	5.0233%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	22,392	417,596	0%	0%	4.8%	5.0233%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	14,094	259,513	0%	0%	4.8%	5.0186%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	4,050	74,573	0%	0%	4.8%	5.0186%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	1,224	22,827	0%	0%	4.8%	5.0233%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	3,744	69,823	0%	0%	4.8%	5.0233%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	1,152	21,484	0%	0%	4.8%	5.0233%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	4,104	76,537	0%	0%	4.8%	5.0233%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	10,224	190,671	0%	0%	4.8%	5.0233%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	20,016	373,285	0%	0%	4.8%	5.0233%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	9,720	178,975	0%	0%	4.8%	5.0186%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	62,316	1,147,426	0%	0%	4.8%	5.0186%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	54	994	0%	0%	4.8%	5.0186%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	17,064	318,232	0%	0%	4.8%	5.0233%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	9,018	166,049	0%	0%	4.8%	5.0186%
Vacant	deadam	31/01/2027	Vacant	Hardcore(4.8%)	0	0	0	0	0%	0%	0%	0%
VaGo GmbH	deadam	31/12/2021	Let	Hardcore(4.8%)	28,585	28,585	29,808	579,387	4.8051%	4.9337%	4.8%	4.7541%
VaGo GmbH	deadam	31/12/2021	Let	Hardcore(4.8%)	3,460	3,460	3,618	70,316	4.7924%	4.921%	4.8%	4.7547%
vinehouse.de	deadam	30/09/2021	Let	Hardcore(4.8%)	51,178	51,178	51,174	998,959	4.9951%	5.1232%	4.8%	4.7486%
Wärmetechnik	deadam	30/06/2021	Let	Hardcore(4.8%)	23,514	23,514	21,006	412,695	5.5705%	5.6978%	4.8%	4.7422%
Löwe GmbH
WWD	deadam	01/03/2021	Let	Hardcore(4.8%)	34,939	34,939	22,320	440,369	7.8073%	7.934%	4.8%	4.7482%
Dienstleistung
GmbH

Printed on: 09/03/2021 15:07:43 Page: 8 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Aircom Parc,Aircom Parc,Ratingen,40880,Germany
External ID	deairc
Gross Valuation		25,563,456
Capital Expenses		-655,308
Net Value Before fees		24,908,148
Less	Stamp Duty	@6.5% Net Sale Price		1,499,101
	Agent Fee	@1.25% Net Sale Price			288,289
	Legal Fee	@0.25% Net Sale Price			57,658
Net Valuation		23,063,100
Say		23,075,000
Equivalent Yield		6.2%	True Equivalent Yield		6.4476%
Initial Yield (Valuation Rent)		5.5072%	Initial Yield (Contracted Rent)		5.5072%
Reversion Yield		6.3592%
Total Valuation Rent		1,442,969	Total Contracted Rent		1,442,969
Total Rental Value		1,678,080	Number of Tenants		39
Capital value Per Area		884.57

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		1,442,969	-71,238	0	1,371,731	5.5072%	5.7021%
01/03/2021		1,436,426	-71,238	0	1,365,188	5.4809%	5.6739%
02/03/2021		1,411,691	-71,238	0	1,340,453	5.3816%	5.5676%
01/07/2021		1,392,606	-71,238	0	1,321,368	5.305%	5.4856%
01/02/2022		1,725,738	-41,952	0	1,683,786	6.76%	7.0555%
01/04/2022		1,705,997	-41,952	0	1,664,045	6.6807%	6.9693%
01/06/2022		1,697,913	-41,952	0	1,655,961	6.6483%	6.934%
01/08/2023		1,695,484	-41,952	0	1,653,532	6.6385%	6.9234%
01/08/2024		1,695,553	-41,952	0	1,653,601	6.6388%	6.9237%
01/01/2025		1,684,343	-41,952	0	1,642,391	6.5938%	6.8748%
01/07/2025		1,688,268	-41,952	0	1,646,316	6.6095%	6.8919%
01/02/2026		1,688,268	-94,124	0	1,594,144	6.4001%	6.6645%
01/01/2030		1,678,080	-94,124	0	1,583,956	6.3592%	6.6202%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 9 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
ALMAMET GmbH		deairc	31/07/2024	Let	Hardcore(6.2%)	69,111	69,111	69,180	1,060,167	6.3557%	6.5189%	6.2%	6.1447%
Vacant		deairc	31/01/2027	Vacant	Hardcore(6.2%)	0	0	64,620	923,552	0%	0%	6.2%	6.5887%
Vacant		deairc	31/01/2027	Vacant	Hardcore(6.2%)	0	0	70,200	1,003,301	0%	0%	6.2%	6.5887%
Vacant		deairc	31/01/2027	Vacant	Hardcore(6.2%)	0	0	60,636	867,073	0%	0%	6.2%	6.5888%
b+s exhibitions		deairc	30/06/2021	Let	Hardcore(6.2%)	78,358	78,358	89,112	1,363,443	5.5837%	5.7471%	6.2%	6.1659%
GmbH Design und
Realisation
Conrad Licht &		deairc	31/05/2022	Let	Hardcore(6.2%)	81,644	81,644	73,560	1,137,564	7.0155%	7.1771%	6.2%	6.0892%
Rigging Support
GmbH
Dr. med. Christine		deairc	30/06/2025	Let	Hardcore(6.2%)	74,539	74,539	71,580	1,108,300	6.564%	6.7255%	6.2%	6.0818%
Schrammek
Kosmetik GmbH &
Co. KG
Dr. med. Christine		deairc	30/06/2025	Let	Hardcore(6.2%)	9,749	9,749	13,104	189,722	4.9661%	5.1388%	6.2%	6.5698%
Schrammek
Kosmetik GmbH &
Co. KG
Dr. med. Christine		deairc	30/06/2025	Let	Hardcore(6.2%)	10,247	10,247	13,776	199,441	4.965%	5.1377%	6.2%	6.5701%
Schrammek
Kosmetik GmbH &
Co. KG
Energetic Lighting		deairc	30/06/2021	Let	Hardcore(6.2%)	76,906	76,906	71,580	1,099,292	6.8332%	6.996%	6.2%	6.1316%
(Germany) GmbH
Energetic Lighting		deairc	30/06/2021	Let	Hardcore(6.2%)	9,181	9,181	11,928	183,090	4.8517%	5.0146%	6.2%	6.1968%
(Germany) GmbH
etaxx Gesellschaft		deairc	01/03/2021	Let	Hardcore(6.2%)	10,614	10,614	9,828	151,824	6.8295%	6.9913%	6.2%	6.1573%
für
Unternehmensbera
tung mbH;
Rechtsanwaltsprax
is Jens Bude
Funny Handel		deairc	31/03/2022	Let	Hardcore(6.2%)	21,932	21,932	25,956	396,402	5.3691%	5.5328%	6.2%	6.2283%
GmbH & Co. KG
Funny Handel		deairc	31/03/2022	Let	Hardcore(6.2%)	35,489	35,489	30,000	465,834	7.4573%	7.6183%	6.2%	6.0644%
GmbH & Co. KG
Funny Handel		deairc	31/03/2022	Let	Hardcore(6.2%)	47,129	47,129	39,840	618,628	7.4573%	7.6183%	6.2%	6.0644%
GmbH & Co. KG
Funny Handel		deairc	31/03/2022	Let	Hardcore(6.2%)	12,989	12,989	15,372	234,762	5.3691%	5.5328%	6.2%	6.2283%
GmbH & Co. KG
Funny Handel		deairc	31/03/2022	Let	Hardcore(6.2%)	86,450	86,450	73,080	1,134,773	7.4573%	7.6183%	6.2%	6.0644%
GmbH & Co. KG
JENOPTIK		deairc	30/06/2021	Let	Hardcore(6.2%)	93,692	93,692	66,432	1,035,331	8.8891%	9.0495%	6.2%	6.0923%
Industrial
Metrology
Germany
Leuchtenhalle		deairc	31/12/2029	Let	Hardcore(6.2%)	80,508	80,508	70,320	1,147,835	6.8607%	7.0139%	6.2%	5.7818%
Ratingen Reck
GmbH & Co. KG
Metalle Schmidt		deairc	28/02/2021	Let	Hardcore(6.2%)	163,629	163,629	154,476	2,371,184	6.7379%	6.9007%	6.2%	6.1441%
GmbH (former
Lontana SA)
Metalle Schmidt		deairc	01/03/2021	Let	Hardcore(6.2%)	73,209	73,209	66,120	1,014,058	7.0564%	7.2194%	6.2%	6.14%
GmbH (former
Lontana SA)
Metalle Schmidt		deairc	28/02/2021	Let	Hardcore(6.2%)	9,906	9,906	12,516	193,056	4.9691%	5.1312%	6.2%	6.1667%
GmbH (former
Lontana SA)
Vacant		deairc	31/01/2027	Vacant	Hardcore(6.2%)	0	0	10,668	153,968	0%	0%	6.2%	6.5905%
Vacant		deairc	31/01/2027	Vacant	Hardcore(6.2%)	0	0	25,788	372,189	0%	0%	6.2%	6.5905%

Printed on: 09/03/2021 15:07:43 Page: 10 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Vacant	deairc	31/01/2027	Vacant	Hardcore(6.2%)	0	0	18,564	267,928	0%	0%	6.2%	6.5905%
Vacant	deairc	31/01/2027	Vacant	Hardcore(6.2%)	0	0	5,376	77,590	0%	0%	6.2%	6.5905%
Vacant	deairc	31/01/2027	Vacant	Hardcore(6.2%)	0	0	1,932	27,884	0%	0%	6.2%	6.5905%
Vacant	deairc	31/01/2027	Vacant	Hardcore(6.2%)	0	0	6,804	98,200	0%	0%	6.2%	6.5905%
Vacant	deairc	31/01/2027	Vacant	Hardcore(6.2%)	0	0	14,448	208,523	0%	0%	6.2%	6.5905%
Vacant	deairc	31/01/2027	Vacant	Hardcore(6.2%)	0	0	16,380	236,407	0%	0%	6.2%	6.5905%
Vacant	deairc	31/01/2027	Vacant	Hardcore(6.2%)	0	0	14,532	209,735	0%	0%	6.2%	6.5905%
Vacant	deairc	31/01/2027	Vacant	Hardcore(6.2%)	0	0	13,020	187,913	0%	0%	6.2%	6.5905%
Vacant	deairc	31/01/2027	Vacant	Hardcore(6.2%)	0	0	10,164	146,694	0%	0%	6.2%	6.5905%
VKKD Service	deairc	31/07/2023	Let	Hardcore(6.2%)	120,029	120,029	117,600	1,809,455	6.471%	6.6334%	6.2%	6.1267%
GmbH
Winland	deairc	01/03/2021	Let	Hardcore(6.2%)	74,060	74,060	64,320	986,686	7.343%	7.506%	6.2%	6.1385%
Internationale
Spedition GmbH
Winland	deairc	01/03/2021	Let	Hardcore(6.2%)	36,823	36,823	31,980	490,582	7.343%	7.506%	6.2%	6.1385%
Internationale
Spedition GmbH
Winland	deairc	01/03/2021	Let	Hardcore(6.2%)	34,543	34,543	30,000	460,208	7.343%	7.506%	6.2%	6.1385%
Internationale
Spedition GmbH
Winland	deairc	01/03/2021	Let	Hardcore(6.2%)	10,501	10,501	12,768	196,969	5.1693%	5.3314%	6.2%	6.1659%
Internationale
Spedition GmbH
Winland	deairc	31/12/2024	Let	Hardcore(6.2%)	121,730	121,730	110,520	1,733,893	6.8613%	7.0206%	6.2%	6.0115%
Internationale
Spedition GmbH

Printed on: 09/03/2021 15:07:43 Page: 11 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Albert-Einstein-Strasse 1,Albert-Einstein-Strasse 1,Erkrath,40699,Germany
External ID	dealbe
Gross Valuation		21,772,588
Capital Expenses		-1,162,916
Net Value Before fees		20,609,672
Less	Stamp Duty	@6.5% Net Sale Price			1,240,397
	Agent Fee	@1.25% Net Sale Price			238,538
	Legal Fee	@0.25% Net Sale Price			47,708
Net Valuation		19,083,030
Say		19,075,000
Equivalent Yield		6%	True Equivalent Yield		6.2355%
Initial Yield (Valuation Rent)		6.6803%	Initial Yield (Contracted Rent)		6.6803%
Reversion Yield		6.2329%
Total Valuation Rent		1,413,237	Total Contracted Rent		1,413,237
Total Rental Value		1,385,622	Number of Tenants		42
Capital value Per Area		789.92
Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		1,413,237	-36,453	0	1,376,785	6.6803%	6.9688%
01/03/2021		1,405,306	-36,453	0	1,368,854	6.6418%	6.9269%
02/03/2021		1,401,975	-36,453	0	1,365,523	6.6256%	6.9094%
01/01/2022		1,396,384	-36,453	0	1,359,931	6.5985%	6.8799%
01/02/2022		1,418,128	-34,641	0	1,383,487	6.7128%	7.0042%
01/06/2024		1,391,940	-34,641	0	1,357,299	6.5857%	6.866%
01/04/2025		1,385,622	-34,641	0	1,350,981	6.5551%	6.8327%
01/02/2026		1,385,622	-101,048	0	1,284,574	6.2329%	6.4835%
Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 12 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
ARBO Möbeldesign dealbe			01/03/2021	Let	Hardcore(6%)	12,945	12,945	15,480	243,975	5.1471%	5.3057%	6%	5.9439%
Services GmbH
ARBO Möbeldesign dealbe			01/03/2021	Let	Hardcore(6%)	56,896	56,896	51,030	797,354	6.9757%	7.1356%	6%	5.914%
Services GmbH
DVG Distributions		dealbe	28/02/2021	Let	Hardcore(6%)	19,982	19,982	24,480	385,792	5.0209%	5.1795%	6%	5.9444%
GmbH
DVG Distributions		dealbe	28/02/2021	Let	Hardcore(6%)	153,099	153,099	140,670	2,197,671	6.8064%	6.9664%	6%	5.9149%
GmbH
DVG GmbH -		dealbe	31/05/2024	Let	Hardcore(6%)	65,123	65,123	64,044	1,003,269	6.3315%	6.4911%	6%	5.8989%
Direkt
Vertriebsgesellsch
aft im
Gesundheitswesen
DVG GmbH -		dealbe	31/05/2024	Let	Hardcore(6%)	64,573	64,573	63,504	994,807	6.3314%	6.491%	6%	5.8989%
Direkt
Vertriebsgesellsch
aft im
Gesundheitswesen
Sangro ehem.		dealbe	31/12/2021	Let	Hardcore(6%)	0	0	0	0	0%	0%	0%	0%
DocLog GmbH
Sangro ehem.		dealbe	31/12/2021	Let	Hardcore(6%)	146,972	146,972	134,244	2,107,355	6.815%	6.9743%	6%	5.8866%
DocLog GmbH
Sangro ehem.		dealbe	31/12/2021	Let	Hardcore(6%)	43,394	43,394	52,848	825,446	5.097%	5.257%	6%	5.9978%
DocLog GmbH
Sangro ehem.		dealbe	31/12/2021	Let	Hardcore(6%)	9,045	9,045	8,262	129,696	6.815%	6.9743%	6%	5.8866%
DocLog GmbH
Sangro Medical		dealbe	31/05/2024	Let	Hardcore(6%)	0	0	0	0	0%	0%	0%	0%
Service GmbH
Sangro Medical		dealbe	31/05/2024	Let	Hardcore(6%)	14,382	14,382	17,928	272,368	5.1157%	5.2803%	6%	6.1663%
Service GmbH
Sangro Medical		dealbe	31/05/2024	Let	Hardcore(6%)	14,382	14,382	17,928	272,368	5.1157%	5.2803%	6%	6.1663%
Service GmbH
Sangro Medical		dealbe	31/05/2024	Let	Hardcore(6%)	129,667	129,667	121,230	1,917,920	6.6028%	6.7608%	6%	5.841%
Service GmbH
Sangro Medical		dealbe	31/05/2024	Let	Hardcore(6%)	21,428	21,428	26,712	405,818	5.1157%	5.2803%	6%	6.1663%
Service GmbH
Sangro Medical		dealbe	31/05/2024	Let	Hardcore(6%)	107,314	107,314	100,332	1,587,303	6.6028%	6.7608%	6%	5.841%
Service GmbH
Sangro Medical		dealbe	31/05/2024	Let	Hardcore(6%)	20,916	20,916	26,712	404,311	5.0081%	5.1733%	6%	6.1893%
Service GmbH
Sangro Medical		dealbe	31/05/2024	Let	Hardcore(6%)	138,294	138,294	132,462	2,085,654	6.472%	6.6307%	6%	5.8689%
Service GmbH
Sangro Medical		dealbe	31/05/2024	Let	Hardcore(6%)	4,211	4,211	4,680	72,445	5.6517%	5.8132%	6%	6.0518%
Service GmbH
Sangro Medical		dealbe	31/05/2024	Let	Hardcore(6%)	76,192	76,192	63,504	1,028,992	7.2502%	7.4045%	6%	5.7029%
Service GmbH
Sangro Medical		dealbe	31/05/2024	Let	Hardcore(6%)	17,947	17,947	19,944	308,727	5.6517%	5.8132%	6%	6.0518%
Service GmbH
Sangro Medical		dealbe	31/05/2024	Let	Hardcore(6%)	111,374	111,374	92,826	1,504,119	7.2503%	7.4046%	6%	5.7029%
Service GmbH
Sangro Medical		dealbe	31/05/2024	Let	Hardcore(6%)	18,659	18,659	20,736	320,987	5.6517%	5.8132%	6%	6.0518%
Service GmbH
Sangro Medical		dealbe	31/05/2024	Let	Hardcore(6%)	5,572	5,572	6,192	95,850	5.6517%	5.8132%	6%	6.0518%
Service GmbH
Sangro Medical		dealbe	31/05/2024	Let	Hardcore(6%)	11,403	11,403	12,672	196,159	5.6517%	5.8132%	6%	6.0518%
Service GmbH
Sangro Medical		dealbe	31/05/2024	Let	Hardcore(6%)	11,792	11,792	13,104	202,846	5.6517%	5.8132%	6%	6.0518%
Service GmbH
Sangro Medical		dealbe	31/05/2024	Let	Hardcore(6%)	8,099	8,099	9,000	139,317	5.6517%	5.8132%	6%	6.0518%
Service GmbH
Sangro Medical		dealbe	31/05/2024	Let	Hardcore(6%)	9,071	9,071	10,080	156,035	5.6517%	5.8132%	6%	6.0518%
Service GmbH
										Printed on: 09/03/2021 15:07:43			Page: 13 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Sangro Medical	dealbe	31/05/2024	Let	Hardcore(6%)	2,721	2,721	3,024	46,811	5.6517%	5.8132%	6%	6.0518%
Service GmbH
Sangro Medical	dealbe	31/05/2024	Let	Hardcore(6%)	2,851	2,851	3,168	49,040	5.6517%	5.8132%	6%	6.0518%
Service GmbH
Vacant	dealbe	31/01/2027	Vacant	Hardcore(6%)	0	0	0	0	0%	0%	0%	0%
Vacant	dealbe	31/01/2027	Vacant	Hardcore(6%)	0	0	0	0	0%	0%	0%	0%
Vacant	dealbe	31/01/2027	Vacant	Hardcore(6%)	0	0	0	0	0%	0%	0%	0%
Vacant	dealbe	31/01/2027	Vacant	Hardcore(6%)	0	0	0	0	0%	0%	0%	0%
Vacant	dealbe	31/01/2027	Vacant	Hardcore(6%)	0	0	0	0	0%	0%	0%	0%
Vacant	dealbe	31/01/2027	Vacant	Hardcore(6%)	0	0	0	0	0%	0%	0%	0%
Vacant	dealbe	31/01/2027	Vacant	Hardcore(6%)	0	0	5,256	77,538	0%	0%	6%	6.3502%
Vacant	dealbe	31/01/2027	Vacant	Hardcore(6%)	0	0	13,176	194,376	0%	0%	6%	6.3502%
Vacant	dealbe	31/01/2027	Vacant	Hardcore(6%)	0	0	3,312	48,860	0%	0%	6%	6.3502%
Wakayo Boden	dealbe	31/03/2025	Let	Hardcore(6%)	16,740	16,740	20,088	304,846	5.3266%	5.4913%	6%	6.1731%
GmbH
Wakayo Boden	dealbe	31/03/2025	Let	Hardcore(6%)	96,660	96,660	86,994	1,393,204	6.7819%	6.938%	6%	5.7701%
GmbH
Werbung im	dealbe	31/12/2021	Let	Hardcore(6%)	1,534	1,534	0	1,330	115.3586%	115.3586%	6%	0%
Verkehr GmbH

Printed on: 09/03/2021 15:07:43 Page: 14 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Fuggerstrasse 2-6,Fuggerstrasse 2-6,Neuss ,41468,Germany
External ID	defugg
Gross Valuation		17,707,786
Capital Expenses		-865,705
Net Value Before fees		16,842,081
Less	Stamp Duty	@6.5% Net Sale Price		1,004,344
	Agent Fee	@2% Net Sale Price			309,029
	Legal Fee	@0.5% Net Sale Price			77,257
Net Valuation		15,451,450
Say		15,450,000
Equivalent Yield		5.3%	True Equivalent Yield		5.4815%
Initial Yield (Valuation Rent)		5.1134%	Initial Yield (Contracted Rent)		5.1134%
Reversion Yield		5.5271%
Total Valuation Rent		892,654	Total Contracted Rent		892,654
Total Rental Value		1,052,519	Number of Tenants		23
Capital value Per Area		972.49
Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		892,654	-31,443	0	861,211	5.1134%	5.2811%
01/01/2022		910,632	-31,443	0	879,189	5.2202%	5.3951%
01/02/2022		982,452	-26,313	0	956,139	5.6771%	5.8844%
01/11/2023		1,045,050	-26,313	0	1,018,737	6.0488%	6.2845%
01/02/2024		1,052,519	-26,313	0	1,026,206	6.0931%	6.3324%
01/02/2026		1,052,519	-121,635	0	930,884	5.5271%	5.7235%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 15 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
L.H.Z. GmbH		defugg	30/10/2021	Let	Hardcore(5.3%)	46,937	46,937	55,536	922,347	4.9383%	5.0889%	5.3%	5.2917%
L.H.Z. GmbH		defugg	30/10/2021	Let	Hardcore(5.3%)	46,515	46,515	55,037	914,059	4.9383%	5.0889%	5.3%	5.2917%
Vacant		defugg	31/01/2027	Vacant	Hardcore(5.3%)	0	0	0	0	0%	0%	0%	0%
L.H.Z. GmbH		defugg	31/10/2023	Let	Hardcore(5.3%)	0	0	0	0	0%	0%	0%	0%
Vacant		defugg	31/01/2027	Vacant	Hardcore(5.3%)	0	0	0	0	0%	0%	0%	0%
Vacant		defugg	31/01/2027	Vacant	Hardcore(5.3%)	0	0	13,356	218,207	0%	0%	5.3%	5.5306%
Triolog		defugg	31/12/2021	Let	Hardcore(5.3%)	71,577	71,577	71,760	1,219,392	5.7227%	5.8699%	5.3%	5.1719%
Internationale
Spedition GmbH
Vacant		defugg	31/01/2027	Vacant	Hardcore(5.3%)	0	0	58,464	955,168	0%	0%	5.3%	5.5306%
Triolog		defugg	31/12/2021	Let	Hardcore(5.3%)	71,577	71,577	71,760	1,219,392	5.7227%	5.8699%	5.3%	5.1719%
Internationale
Spedition GmbH
Triolog		defugg	31/12/2021	Let	Hardcore(5.3%)	15,124	15,124	20,412	349,642	4.1797%	4.3257%	5.3%	5.275%
Internationale
Spedition GmbH
Triolog		defugg	31/12/2021	Let	Hardcore(5.3%)	100,020	100,020	100,277	1,703,971	5.7227%	5.8698%	5.3%	5.1719%
Internationale
Spedition GmbH
Triolog		defugg	31/12/2021	Let	Hardcore(5.3%)	20,477	20,477	27,636	473,383	4.1797%	4.3257%	5.3%	5.275%
Internationale
Spedition GmbH
Triolog		defugg	31/12/2021	Let	Hardcore(5.3%)	104,937	104,937	105,206	1,787,727	5.7228%	5.8699%	5.3%	5.1719%
Internationale
Spedition GmbH
Triolog		defugg	31/12/2021	Let	Hardcore(5.3%)	12,510	12,510	16,884	289,210	4.1797%	4.3257%	5.3%	5.275%
Internationale
Spedition GmbH
Triolog		defugg	31/12/2021	Let	Hardcore(5.3%)	103,942	103,942	104,208	1,770,769	5.7227%	5.8699%	5.3%	5.1719%
Internationale
Spedition GmbH
L.H.Z. GmbH		defugg	30/10/2021	Let	Hardcore(5.3%)	12,024	12,024	19,152	314,582	3.6701%	3.8223%	5.3%	5.501%
L.H.Z. GmbH		defugg	30/10/2021	Let	Hardcore(5.3%)	10,020	10,020	15,960	262,152	3.6701%	3.8223%	5.3%	5.501%
L.H.Z. GmbH		defugg	30/10/2021	Let	Hardcore(5.3%)	13,817	13,817	22,008	361,493	3.6701%	3.8223%	5.3%	5.501%
L.H.Z. GmbH		defugg	30/10/2021	Let	Hardcore(5.3%)	46,462	46,462	54,974	913,013	4.9384%	5.0889%	5.3%	5.2917%
L.H.Z. GmbH		defugg	30/10/2021	Let	Hardcore(5.3%)	46,832	46,832	55,411	920,271	4.9384%	5.0889%	5.3%	5.2917%
L.H.Z. GmbH		defugg	30/10/2021	Let	Hardcore(5.3%)	12,024	12,024	19,152	314,582	3.6701%	3.8223%	5.3%	5.501%
BAK Köln GmbH		defugg	31/01/2024	Let	Hardcore(5.3%)	18,345	18,345	24,864	413,868	4.2825%	4.4327%	5.3%	5.4284%
BAK Köln GmbH		defugg	31/01/2024	Let	Hardcore(5.3%)	139,512	139,512	140,462	2,384,559	5.7034%	5.8506%	5.3%	5.1768%

Printed on: 09/03/2021 15:07:43 Page: 16 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Feldbachacker 4,Feldbachacker 4,Dortmund ,44149,Germany
External ID	defeld
Gross Valuation		9,540,769
Capital Expenses		-266,625
Net Value Before fees		9,274,144
Less	Stamp Duty	@6.5% Net Sale Price			550,520
	Agent Fee	@2.5% Net Sale Price			211,738
	Legal Fee	@0.5% Net Sale Price			42,348
Net Valuation		8,469,538
Say		8,470,000
Equivalent Yield		5%	True Equivalent Yield		5.1586%
Initial Yield (Valuation Rent)		3.2514%	Initial Yield (Contracted Rent)		3.2514%
Reversion Yield		5.1913%
Total Valuation Rent		318,927	Total Contracted Rent		318,927
Total Rental Value		515,586	Number of Tenants		2
Capital value Per Area		797.18
Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		318,927	-17,390	0	301,538	3.2514%	3.3185%
01/01/2022		466,086	-17,390	0	448,696	4.8381%	4.9881%
01/02/2022		515,586	-12,890	0	502,696	5.4204%	5.6091%
01/02/2026		515,586	-34,140	0	481,446	5.1913%	5.3642%

Yields Based on	Net Value + Acq.Costs

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Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
Schenker	defeld		31/12/2021	Let	Hardcore(5%)	318,927	318,927	466,086	8,650,453	3.5521%	3.6868%	5%	5.025%
Deutschland AG
Vacant	defeld		31/01/2027	Vacant	Hardcore(5%)	0	0	49,500	890,316	0%	0%	5%	5.2524%

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Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Donatusstrasse 127-129,Donatusstrasse 127-129,Pulheim ,50259,Germany
External ID	dedona
Gross Valuation		15,019,492
Capital Expenses		-316,232
Net Value Before fees		14,703,260
Less	Stamp Duty	@6.5% Net Sale Price			876,800
	Agent Fee	@2% Net Sale Price			269,785
	Legal Fee	@0.5% Net Sale Price			67,446
Net Valuation		13,489,229
Say		13,500,000
Equivalent Yield		4.4%	True Equivalent Yield		4.5229%
Initial Yield (Valuation Rent)		3.2961%	Initial Yield (Contracted Rent)		3.2961%
Reversion Yield		4.5193%
Total Valuation Rent		521,949	Total Contracted Rent		521,949
Total Rental Value		719,787	Number of Tenants		27
Capital value Per Area		1,085.38
Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		521,949	-37,315	0	484,634	3.2961%	3.3651%
02/03/2021		519,381	-37,315	0	482,066	3.2786%	3.3469%
01/05/2021		513,568	-37,315	0	476,253	3.2391%	3.3057%
01/07/2021		509,005	-37,315	0	471,690	3.2081%	3.2734%
01/02/2022		710,731	-17,995	0	692,736	4.7114%	4.8535%
01/07/2022		709,475	-17,995	0	691,480	4.7029%	4.8445%
01/01/2023		711,414	-17,995	0	693,419	4.7161%	4.8584%
01/09/2023		699,209	-17,995	0	681,214	4.6331%	4.7704%
01/01/2024		698,681	-17,995	0	680,686	4.6295%	4.7666%
01/08/2024		719,787	-17,995	0	701,792	4.773%	4.9189%
01/02/2026		719,787	-55,309	0	664,478	4.5193%	4.6498%

Yields Based on	Net Value + Acq.Costs

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Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination Group		Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
Vacant		dedona	31/01/2027	Vacant	Hardcore(4.4%)	0	0	18,360	373,771	0%	0%	4.4%	4.5846%
JSP Trading GmbH		dedona	31/12/2023	Let	Hardcore(4.4%)	0	0	0	0	0%	0%	0%	0%
KKF Reifen GmbH		dedona	31/07/2024	Let	Hardcore(4.4%)	0	0	0	0	0%	0%	0%	0%
i.G.
Vacant		dedona	31/01/2027	Vacant	Hardcore(4.4%)	0	0	0	0	0%	0%	0%	0%
WORLD		dedona	30/06/2022	Let	Hardcore(4.4%)	10,321	10,321	13,680	288,173	3.4628%	3.5815%	4.4%	4.4307%
Warenhandels
GmbH
Vacant		dedona	31/01/2027	Vacant	Hardcore(4.4%)	0	0	19,488	395,742	0%	0%	4.4%	4.5837%
WORLD		dedona	30/06/2022	Let	Hardcore(4.4%)	75,506	75,506	70,890	1,500,650	4.9134%	5.0315%	4.4%	4.328%
Warenhandels
GmbH
Vacant		dedona	31/01/2027	Vacant	Hardcore(4.4%)	0	0	31,320	637,609	0%	0%	4.4%	4.5846%
Vacant		dedona	31/01/2027	Vacant	Hardcore(4.4%)	0	0	24,696	502,758	0%	0%	4.4%	4.5846%
Zentralapotheke		dedona	31/12/2022	Let	Hardcore(4.4%)	2,703	2,703	4,032	83,874	3.1023%	3.2225%	4.4%	4.4867%
St. Franziskus-
Hospital GmbH
Zentralapotheke		dedona	31/12/2022	Let	Hardcore(4.4%)	11,018	11,018	11,628	244,033	4.3958%	4.5149%	4.4%	4.3655%
St. Franziskus-
Hospital GmbH
Zentralapotheke		dedona	01/03/2021	Let	Hardcore(4.4%)	23,167	23,167	24,480	515,956	4.3715%	4.4902%	4.4%	4.3469%
St. Franziskus-
Hospital GmbH
HAVA-TEX		dedona	30/06/2021	Let	Hardcore(4.4%)	70,569	70,569	69,498	1,470,737	4.68%	4.7982%	4.4%	4.3486%
Haustextilgesellsch
aft mbH
JSP Trading GmbH dedona			31/12/2023	Let	Hardcore(4.4%)	17,589	17,589	15,840	343,596	5.0038%	5.119%	4.4%	4.3027%
BG Transport,		dedona	31/08/2023	Let	Hardcore(4.4%)	88,705	88,705	76,500	1,641,908	5.2861%	5.4025%	4.4%	4.2687%
Logistik, Montage
& Umzüge GmbH
Vacant		dedona	31/01/2027	Vacant	Hardcore(4.4%)	0	0	1,008	20,521	0%	0%	4.4%	4.5846%
KKF Reifen GmbH		dedona	31/07/2024	Let	Hardcore(4.4%)	14,233	14,233	18,360	379,699	3.6275%	3.7484%	4.4%	4.513%
i.G.
Revoseal Europe		dedona	30/04/2021	Let	Hardcore(4.4%)	46,817	46,817	41,004	865,826	5.2888%	5.4072%	4.4%	4.3389%
GmbH
H.I.B. GmbH		dedona	30/06/2021	Let	Hardcore(4.4%)	20,124	20,124	16,632	357,262	5.5165%	5.6328%	4.4%	4.345%
Vacant		dedona	31/01/2027	Vacant	Hardcore(4.4%)	0	0	864	17,589	0%	0%	4.4%	4.5846%
ITAB Germany		dedona	31/12/2023	Let	Hardcore(4.4%)	54,442	54,442	55,662	1,171,322	4.5291%	4.6479%	4.4%	4.3592%
GmbH
Vacant		dedona	31/01/2027	Vacant	Hardcore(4.4%)	0	0	18,288	372,305	0%	0%	4.4%	4.5846%
Vacant		dedona	31/01/2027	Vacant	Hardcore(4.4%)	0	0	70,074	1,402,223	0%	0%	4.4%	4.5785%
Vacant		dedona	31/01/2027	Vacant	Hardcore(4.4%)	0	0	16,560	337,126	0%	0%	4.4%	4.5846%
BG Transport,		dedona	01/03/2021	Let	Hardcore(4.4%)	28,208	28,208	24,327	513,163	5.3784%	5.4969%	4.4%	4.3432%
Logistik, Montage
& Umzüge GmbH
Vacant		dedona	31/01/2027	Vacant	Hardcore(4.4%)	0	0	1,068	21,671	0%	0%	4.4%	4.5835%
KKF Reifen GmbH		dedona	31/07/2024	Let	Hardcore(4.4%)	58,549	58,549	75,528	1,561,977	3.6275%	3.7484%	4.4%	4.513%
i.G.

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Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Graf-Landsberg-Str. 3,5,9,Graf-Landsberg-Str. 3,5,9,Neuss ,41460,Germany
External ID	degraf
Gross Valuation		9,856,599
Capital Expenses		-312,658
Net Value Before fees		9,543,941
Less	Stamp Duty	@6.5% Net Sale Price			566,535
	Agent Fee	@2.5% Net Sale Price			217,898
	Legal Fee	@0.5% Net Sale Price			43,580
Net Valuation		8,715,928
Say		8,720,000
Equivalent Yield		5.4%	True Equivalent Yield		5.5872%
Initial Yield (Valuation Rent)		4.3234%	Initial Yield (Contracted Rent)		4.3234%
Reversion Yield		5.5728%
Total Valuation Rent		439,557	Total Contracted Rent		439,557
Total Rental Value		569,878	Number of Tenants		8
Capital value Per Area		917.32
Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		439,557	-26,931	0	412,626	4.3234%	4.4428%
01/04/2021		467,683	-26,931	0	440,752	4.6181%	4.7546%
01/02/2022		586,913	-14,247	0	572,666	6.0003%	6.2323%
01/07/2023		564,008	-14,247	0	549,761	5.7603%	5.9738%
01/01/2024		569,878	-14,247	0	555,631	5.8218%	6.04%
01/02/2026		569,878	-38,012	0	531,866	5.5728%	5.7725%

Yields Based on	Net Value + Acq.Costs

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Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
SUCOs DO BRASIL degraf			31/12/2023	Let	Hardcore(5.4%)	87,362	87,362	92,316	1,597,109	5.3255%	5.47%	5.4%	5.3865%
Productos Latinos
GmbH
SUCOs DO BRASIL degraf			31/12/2023	Let	Hardcore(5.4%)	18,446	18,446	18,950	328,868	5.465%	5.609%	5.4%	5.3627%
Productos Latinos
GmbH
SUCOs DO BRASIL degraf			31/12/2023	Let	Hardcore(5.4%)	15,097	15,097	15,510	269,168	5.4649%	5.6089%	5.4%	5.3627%
Productos Latinos
GmbH
ITG GmbH	degraf		31/03/2021	Let	Hardcore(5.4%)	144,350	144,350	155,824	2,717,282	5.1689%	5.3123%	5.4%	5.3473%
Internationale
Spedition und
Logistik
ITG GmbH	degraf		31/03/2021	Let	Hardcore(5.4%)	107,794	107,794	124,446	2,173,815	4.8156%	4.9588%	5.4%	5.3541%
Internationale
Spedition und
Logistik
Vacant	degraf		31/01/2027	Vacant	Hardcore(5.4%)	0	0	119,230	1,952,368	0%	0%	5.4%	5.6836%
Rheinmetall	degraf		29/04/2022	Let	Hardcore(5.4%)	66,507	66,507	43,602	817,989	7.9973%	8.1306%	5.4%	5.0263%
Immobilien GmbH
Vacant	degraf		31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%

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Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Gewerkenstrasse 13,Gewerkenstrasse 13,Herne ,44628,Germany
External ID	degewe
Gross Valuation		4,371,541
Capital Expenses		-610,000
Net Value Before fees		3,761,541
Less	Agent Fee	@2% Net Sale Price			68,861
	Legal Fee	@0.75% Net Sale Price			25,823
	Stamp Duty	@6.5% Net Sale Price			223,799
Net Valuation		3,443,058
Say		3,440,000
Equivalent Yield		5.8%	True Equivalent Yield		6.0218%
Initial Yield (Valuation Rent)		7.1599%	Initial Yield (Contracted Rent)		7.1599%
Reversion Yield		6.5466%
Total Valuation Rent		276,000	Total Contracted Rent		276,000
Total Rental Value		267,072	Number of Tenants		1
Capital value Per Area		486.43
Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		276,000	-6,677	0	269,323	7.1599%	7.4922%
01/02/2026		276,000	-20,821	0	255,179	6.7839%	7.0816%
01/01/2031		267,072	-20,821	0	246,251	6.5466%	6.8234%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 23 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
ATB	degewe		31/12/2030	Let	Hardcore(5.8%)	276,000	276,000	267,072	4,371,541	6.1608%	6.3136%	5.8%	5.6331%
Systemetiketten
GmbH & Co. KG

Printed on: 09/03/2021 15:07:43 Page: 24 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Feldheider Strasse	37-45 / 38-78,Feldheider Strasse		37-45 / 38-78,Erkrath ,40699,Germany
External ID	defelh
Gross Valuation		18,759,710
Capital Expenses		-772,024
Net Value Before fees		17,987,686
Less	Stamp Duty	@6.5% Net Sale Price		1,085,104
	Agent Fee	@1% Net Sale Price			166,939
	Legal Fee	@0.25% Net Sale Price			41,735
Net Valuation		16,693,908
Say		16,700,000
Equivalent Yield		6.25%	True Equivalent Yield		6.5091%
Initial Yield (Valuation Rent)		6.8692%	Initial Yield (Contracted Rent)		6.8692%
Reversion Yield		6.301%
Total Valuation Rent		1,274,865	Total Contracted Rent		1,274,865
Total Rental Value		1,227,042	Number of Tenants		71
Capital value Per Area		795.81
Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		1,274,865	-39,262	0	1,235,603	6.8692%	7.1745%
02/03/2021		1,257,872	-39,262	0	1,218,610	6.7747%	7.0716%
01/06/2021		1,239,604	-39,262	0	1,200,342	6.6731%	6.961%
01/02/2022		1,335,958	-30,676	0	1,305,282	7.2565%	7.598%
01/09/2022		1,327,778	-30,676	0	1,297,102	7.2111%	7.5482%
01/10/2022		1,304,468	-30,676	0	1,273,792	7.0815%	7.4063%
01/01/2023		1,291,878	-30,676	0	1,261,202	7.0115%	7.3298%
01/08/2023		1,282,421	-30,676	0	1,251,745	6.9589%	7.2724%
01/07/2024		1,280,268	-30,676	0	1,249,591	6.9469%	7.2594%
01/02/2026		1,280,268	-93,631	0	1,186,636	6.5969%	6.8782%
01/01/2030		1,227,042	-93,631	0	1,133,411	6.301%	6.5572%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 25 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
ACTC GmbH		defelh	30/06/2024	Let	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)
Vacant		defelh	31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)
Vacant		defelh	31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)
Vacant		defelh	31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)
Vacant		defelh	31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)
Heiber & Schöder		defelh	30/09/2022	Let	Hardcore	0	0	0	0	0%	0%	0%	0%
Maschinenbau					(6.25%)
GmbH
Vacant		defelh	31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)
Vacant		defelh	31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)
Vacant		defelh	31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)
Vacant		defelh	31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)
Daten Partner		defelh	31/12/2029	Let	Hardcore	0	0	0	0	0%	0%	0%	0%
Gesellschaft f.					(6.25%)
Direktmark
Vacant		defelh	31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)
Vacant		defelh	31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)
JVM Industries		defelh	31/05/2021	Let	Hardcore	0	0	0	0	0%	0%	0%	0%
GmbH					(6.25%)
Vacant		defelh	31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)
Sensors Europe		defelh	01/03/2021	Let	Hardcore	0	0	0	0	0%	0%	0%	0%
GmbH					(6.25%)
Vacant		defelh	31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)
Vacant		defelh	31/01/2027	Vacant	Hardcore	0	0	30,960	436,166	0%	0%	6.25%	6.625%
					(6.25%)
Heiber & Schöder		defelh	30/09/2022	Let	Hardcore	12,555	12,555	14,184	211,782	5.7608%	5.9283%	6.25%	6.251%
Maschinenbau					(6.25%)
GmbH
Heiber & Schöder		defelh	30/09/2022	Let	Hardcore	31,228	31,228	26,460	402,738	7.5897%	7.754%	6.25%	6.0408%
Maschinenbau					(6.25%)
GmbH
Heiber & Schöder		defelh	30/09/2022	Let	Hardcore	30,336	30,336	25,704	391,231	7.5897%	7.754%	6.25%	6.0408%
Maschinenbau					(6.25%)
GmbH
Heiber & Schöder		defelh	30/09/2022	Let	Hardcore	7,584	7,584	8,568	127,929	5.7608%	5.9283%	6.25%	6.251%
Maschinenbau					(6.25%)
GmbH
Heiber & Schöder		defelh	30/09/2022	Let	Hardcore	7,966	7,966	9,000	134,380	5.7608%	5.9283%	6.25%	6.251%
Maschinenbau					(6.25%)
GmbH
Heiber & Schöder		defelh	30/09/2022	Let	Hardcore	30,081	30,081	25,488	387,944	7.5897%	7.754%	6.25%	6.0408%
Maschinenbau					(6.25%)
GmbH
Heiber & Schöder		defelh	30/09/2022	Let	Hardcore	7,584	7,584	8,568	127,929	5.7608%	5.9283%	6.25%	6.251%
Maschinenbau					(6.25%)
GmbH
Heiber & Schöder		defelh	30/09/2022	Let	Hardcore	30,336	30,336	25,704	391,231	7.5897%	7.754%	6.25%	6.0408%
Maschinenbau					(6.25%)
GmbH

Printed on: 09/03/2021 15:07:43 Page: 26 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Heiber & Schöder	defelh	30/09/2022	Let	Hardcore	8,030	8,030	9,072	135,455	5.7608%	5.9283%	6.25%	6.251%
Maschinenbau				(6.25%)
GmbH
Heiber & Schöder	defelh	30/09/2022	Let	Hardcore	30,081	30,081	25,488	387,944	7.5897%	7.754%	6.25%	6.0408%
Maschinenbau				(6.25%)
GmbH
Heiber & Schöder	defelh	30/09/2022	Let	Hardcore	30,336	30,336	25,704	391,231	7.5897%	7.754%	6.25%	6.0408%
Maschinenbau				(6.25%)
GmbH
Heiber & Schöder	defelh	30/09/2022	Let	Hardcore	7,584	7,584	8,568	127,929	5.7608%	5.9283%	6.25%	6.251%
Maschinenbau				(6.25%)
GmbH
Heiber & Schöder	defelh	30/09/2022	Let	Hardcore	14,849	14,849	16,776	250,484	5.7608%	5.9283%	6.25%	6.251%
Maschinenbau				(6.25%)
GmbH
Heiber & Schöder	defelh	30/09/2022	Let	Hardcore	26,453	26,453	22,410	341,102	7.591%	7.7553%	6.25%	6.0406%
Maschinenbau				(6.25%)
GmbH
CUT Membrane	defelh	31/08/2022	Let	Hardcore	13,529	13,529	14,328	215,292	6.1174%	6.2838%	6.25%	6.2115%
Technology GmbH				(6.25%)
CUT Membrane	defelh	31/08/2022	Let	Hardcore	28,689	28,689	22,788	349,175	8.053%	8.2161%	6.25%	6.0005%
Technology GmbH				(6.25%)
CUT Membrane	defelh	31/08/2022	Let	Hardcore	27,878	27,878	26,136	393,116	6.9254%	7.0916%	6.25%	6.1128%
Technoloy GmbH				(6.25%)
Vacant	defelh	31/01/2027	Vacant	Hardcore	0	0	18,360	258,657	0%	0%	6.25%	6.625%
				(6.25%)
Vacant	defelh	31/01/2027	Vacant	Hardcore	0	0	10,296	145,051	0%	0%	6.25%	6.625%
				(6.25%)
Votre Choix GmbH defelh		31/07/2023	Let	Hardcore	7,625	7,625	8,064	120,839	6.1429%	6.3097%	6.25%	6.2284%
i.G.				(6.25%)
Votre Choix GmbH defelh		31/07/2023	Let	Hardcore	47,858	47,858	37,962	589,555	7.9567%	8.1177%	6.25%	5.9204%
i.G.				(6.25%)
Soletek GmbH	defelh	31/12/2022	Let	Hardcore	14,879	14,879	15,768	236,657	6.1205%	6.2871%	6.25%	6.2186%
				(6.25%)
Soletek GmbH	defelh	31/12/2022	Let	Hardcore	65,698	65,698	52,218	803,982	8.0092%	8.1715%	6.25%	5.9717%
				(6.25%)
JVM Industries	defelh	31/05/2021	Let	Hardcore	21,287	21,287	27,288	410,337	5.0213%	5.1876%	6.25%	6.2068%
GmbH				(6.25%)
JVM Industries	defelh	31/05/2021	Let	Hardcore	51,728	51,728	49,734	743,841	6.7871%	6.9542%	6.25%	6.1475%
GmbH				(6.25%)
Sensors Europe	defelh	01/03/2021	Let	Hardcore	18,554	18,554	14,256	215,728	8.4356%	8.6008%	6.25%	6.1678%
GmbH				(6.25%)
Sensors Europe	defelh	01/03/2021	Let	Hardcore	18,461	18,461	14,184	214,638	8.4356%	8.6008%	6.25%	6.1678%
GmbH				(6.25%)
Sensors Europe	defelh	01/03/2021	Let	Hardcore	19,866	19,866	11,448	171,765	11.3993%	11.5659%	6.25%	6.128%
GmbH				(6.25%)
Vacant	defelh	31/01/2027	Vacant	Hardcore	0	0	20,034	278,428	0%	0%	6.25%	6.6158%
				(6.25%)
Soletek GmbH	defelh	31/05/2021	Let	Hardcore	8,894	8,894	9,144	138,065	6.2766%	6.4422%	6.25%	6.1815%
				(6.25%)
Soletek GmbH	defelh	31/05/2021	Let	Hardcore	13,776	13,776	10,800	162,343	8.3196%	8.4859%	6.25%	6.1167%
				(6.25%)
Soletek GmbH	defelh	31/05/2021	Let	Hardcore	35,297	35,297	27,216	409,290	8.4578%	8.624%	6.25%	6.1139%
				(6.25%)
Soletek GmbH	defelh	31/05/2021	Let	Hardcore	8,368	8,368	8,712	131,508	6.1973%	6.3629%	6.25%	6.1831%
				(6.25%)
Soletek GmbH	defelh	31/05/2021	Let	Hardcore	35,061	35,061	27,378	411,584	8.3524%	8.5187%	6.25%	6.116%
				(6.25%)
Soletek GmbH	defelh	31/05/2021	Let	Hardcore	8,748	8,748	9,144	138,018	6.1727%	6.3383%	6.25%	6.1836%
				(6.25%)
Soletek GmbH	defelh	31/05/2021	Let	Hardcore	20,940	20,940	16,416	246,761	8.3196%	8.4859%	6.25%	6.1167%
				(6.25%)
CUT Membrane	defelh	31/08/2022	Let	Hardcore	21,370	21,370	20,034	301,335	6.9254%	7.0916%	6.25%	6.1128%
Technology GmbH				(6.25%)
Vacant	defelh	31/01/2027	Vacant	Hardcore	0	0	15,480	218,083	0%	0%	6.25%	6.625%
				(6.25%)
ACTC GmbH	defelh	30/06/2024	Let	Hardcore	12,742	12,742	15,840	230,032	5.3672%	5.5393%	6.25%	6.4269%
				(6.25%)

Printed on: 09/03/2021 15:07:43 Page: 27 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

ACTC GmbH	defelh	30/06/2024	Let	Hardcore	77,612	77,612	72,360	1,097,036	6.9098%	7.0747%	6.25%	6.0646%
				(6.25%)
Daten Partner	defelh	31/12/2029	Let	Hardcore	16,436	16,436	18,000	261,488	6.1134%	6.2855%	6.25%	6.4248%
Gesellschaft f.				(6.25%)
Direktmark
Daten Partner	defelh	31/12/2029	Let	Hardcore	84,919	84,919	69,768	1,143,811	7.2717%	7.4242%	6.25%	5.6082%
Gesellschaft f.				(6.25%)
Direktmark
Vacant	defelh	31/01/2027	Vacant	Hardcore	0	0	1,224	17,244	0%	0%	6.25%	6.625%
				(6.25%)
Daten Partner	defelh	31/12/2029	Let	Hardcore	3,484	3,484	3,816	55,435	6.1134%	6.2855%	6.25%	6.4248%
Gesellschaft f.				(6.25%)
Direktmark
Daten Partner	defelh	31/12/2029	Let	Hardcore	84,919	84,919	69,768	1,143,811	7.2717%	7.4242%	6.25%	5.6082%
Gesellschaft f.				(6.25%)
Direktmark
Daten Partner	defelh	31/12/2029	Let	Hardcore	16,436	16,436	18,000	261,488	6.1134%	6.2855%	6.25%	6.4248%
Gesellschaft f.				(6.25%)
Direktmark
Daten Partner	defelh	31/12/2029	Let	Hardcore	85,577	85,577	70,308	1,152,666	7.2717%	7.4242%	6.25%	5.6082%
Gesellschaft f.				(6.25%)
Direktmark
Daten Partner	defelh	31/12/2029	Let	Hardcore	85,577	85,577	70,308	1,152,666	7.2717%	7.4242%	6.25%	5.6082%
Gesellschaft f.				(6.25%)
Direktmark
Daten Partner	defelh	31/12/2029	Let	Hardcore	3,484	3,484	3,816	55,435	6.1134%	6.2855%	6.25%	6.4248%
Gesellschaft f.				(6.25%)
Direktmark
Daten Partner	defelh	31/12/2029	Let	Hardcore	3,484	3,484	3,816	55,435	6.1134%	6.2855%	6.25%	6.4248%
Gesellschaft f.				(6.25%)
Direktmark
Daten Partner	defelh	31/12/2029	Let	Hardcore	16,436	16,436	18,000	261,488	6.1134%	6.2855%	6.25%	6.4248%
Gesellschaft f.				(6.25%)
Direktmark
Daten Partner	defelh	31/12/2029	Let	Hardcore	3,484	3,484	3,816	55,435	6.1134%	6.2855%	6.25%	6.4248%
Gesellschaft f.				(6.25%)
Direktmark
Daten Partner	defelh	31/12/2029	Let	Hardcore	16,765	16,765	18,360	266,718	6.1134%	6.2855%	6.25%	6.4248%
Gesellschaft f.				(6.25%)
Direktmark

Printed on: 09/03/2021 15:07:43 Page: 28 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Harkortstrasse 12-32,Harkortstrasse 12-32,Ratingen ,40880,Germany
External ID	dehark
Gross Valuation		11,482,490
Capital Expenses		-1,908,386
Net Value Before fees		9,574,104
Less	Stamp Duty	@6.5% Net Sale Price			570,933
	Agent Fee	@2% Net Sale Price			175,672
	Legal Fee	@0.5% Net Sale Price			43,918
Net Valuation		8,783,582
Say		8,780,000
Equivalent Yield		6.25%	True Equivalent Yield		6.5047%
Initial Yield (Valuation Rent)		7.6091%	Initial Yield (Contracted Rent)		7.6091%
Reversion Yield		7.4035%
Total Valuation Rent		752,147	Total Contracted Rent		752,147
Total Rental Value		766,572	Number of Tenants		21
Capital value Per Area		682.58

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		752,147	-23,646	0	728,500	7.6091%	7.9852%
01/03/2021		750,087	-23,646	0	726,441	7.5876%	7.9615%
01/07/2021		737,445	-23,646	0	713,799	7.4555%	7.8163%
01/02/2022		791,229	-19,164	0	772,065	8.0641%	8.4875%
01/04/2022		768,713	-19,164	0	749,549	7.8289%	8.2275%
01/09/2023		766,572	-19,164	0	747,408	7.8066%	8.2028%
01/02/2026		766,572	-57,753	0	708,819	7.4035%	7.7592%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 29 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
In Music GmbH		dehark	30/06/2021	Let	Hardcore	133,721	133,721	128,160	1,925,798	6.7773%	6.9437%	6.25%	6.1558%
					(6.25%)
Vacant		dehark	31/01/2027	Vacant	Hardcore	0	0	10,224	144,036	0%	0%	6.25%	6.625%
					(6.25%)
Vacant		dehark	31/01/2027	Vacant	Hardcore	0	0	10,008	140,993	0%	0%	6.25%	6.625%
					(6.25%)
In Music GmbH		dehark	30/06/2021	Let	Hardcore	284,908	284,908	276,408	4,154,032	6.6922%	6.8586%	6.25%	6.159%
					(6.25%)
Vacant		dehark	31/01/2027	Vacant	Hardcore	0	0	10,080	142,008	0%	0%	6.25%	6.625%
					(6.25%)
In Music GmbH		dehark	30/06/2021	Let	Hardcore	9,453	9,453	10,872	163,684	5.6092%	5.7752%	6.25%	6.1993%
					(6.25%)
CH. JUNGBECKER- dehark			28/02/2021	Let	Hardcore	56,300	56,300	54,240	814,265	6.7476%	6.9142%	6.25%	6.1616%
SPEDITION GmbH					(6.25%)
Vacant		dehark	31/01/2027	Vacant	Hardcore	0	0	7,920	111,577	0%	0%	6.25%	6.625%
					(6.25%)
Vacant		dehark	31/01/2027	Vacant	Hardcore	0	0	6,768	95,348	0%	0%	6.25%	6.625%
					(6.25%)
WLS Panda GmbH		dehark	31/08/2023	Let	Hardcore	55,661	55,661	53,520	808,258	6.721%	6.8865%	6.25%	6.125%
					(6.25%)
IFB Ingenieur-		dehark	31/03/2022	Let	Hardcore	168,059	168,059	150,948	2,272,739	7.2285%	7.3946%	6.25%	6.1005%
Büro GmbH					(6.25%)
Vacant		dehark	31/01/2027	Vacant	Hardcore	0	0	8,784	123,749	0%	0%	6.25%	6.625%
					(6.25%)
IFB Ingenieur-		dehark	31/03/2022	Let	Hardcore	44,045	44,045	38,640	586,002	7.3513%	7.5162%	6.25%	6.1013%
Büro GmbH					(6.25%)
Vacant		dehark	31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)
Vacant		dehark	31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)
Vacant		dehark	31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)
Vacant		dehark	31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)
Vacant		dehark	31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)
Vacant		dehark	31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)
Vacant		dehark	31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)
Vacant		dehark	31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.25%)

Printed on: 09/03/2021 15:07:43 Page: 30 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Hamburger Strasse 17-22,Hamburger Strasse 17-22,Dormagen ,41540,Germany
External ID	dehamb
Gross Valuation		15,439,209
Capital Expenses		-144,561
Net Value Before fees		15,294,648
Less	Stamp Duty	@6.5% Net Sale Price			922,647
	Agent Fee	@1% Net Sale Price			141,946
	Legal Fee	@0.25% Net Sale Price			35,486
Net Valuation		14,194,569
Say		14,200,000
Equivalent Yield		5.4%	True Equivalent Yield		5.5884%
Initial Yield (Valuation Rent)		4.7531%	Initial Yield (Contracted Rent)		4.7531%
Reversion Yield		5.4088%
Total Valuation Rent		769,048	Total Contracted Rent		769,048
Total Rental Value		892,488	Number of Tenants		160
Capital value Per Area		992.45
Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		769,048	-42,076	0	726,972	4.7531%	4.8977%
16/02/2021		768,820	-42,076	0	726,744	4.7516%	4.8962%
01/03/2021		764,547	-42,076	0	722,471	4.7237%	4.8665%
01/04/2021		763,132	-42,076	0	721,056	4.7144%	4.8567%
01/06/2021		761,820	-42,076	0	719,744	4.7059%	4.8476%
01/07/2021		801,584	-42,076	0	759,508	4.9658%	5.1239%
01/09/2021		789,628	-42,076	0	747,552	4.8877%	5.0407%
01/10/2021		791,145	-42,076	0	749,069	4.8976%	5.0513%
01/02/2022		904,689	-22,312	0	882,377	5.7692%	5.9834%
01/01/2024		903,951	-22,312	0	881,638	5.7644%	5.9782%
01/04/2024		902,211	-22,312	0	879,898	5.753%	5.9659%
01/02/2026		902,211	-65,236	0	836,974	5.4723%	5.6647%
31/10/2027		897,988	-65,236	0	832,752	5.4447%	5.6352%
01/01/2031		892,488	-65,236	0	827,252	5.4088%	5.5967%
Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 31 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination Group		Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
arlogis GmbH		dehamb	30/06/2021	Let	Hardcore(5.4%)	19,444	19,444	19,980	346,313	5.4703%	5.6146%	5.4%	5.3367%
arlogis GmbH		dehamb	30/06/2021	Let	Hardcore(5.4%)	3,354	3,354	1,260	22,694	14.6407%	14.7795%	5.4%	5.1358%
arlogis GmbH		dehamb	30/06/2021	Let	Hardcore(5.4%)	1,242	1,242	4,032	69,288	1.647%	1.7925%	5.4%	5.4312%
arlogis GmbH		dehamb	30/06/2021	Let	Hardcore(5.4%)	130,357	130,357	152,700	2,639,419	4.7942%	4.9388%	5.4%	5.3515%
arlogis GmbH		dehamb	30/06/2021	Let	Hardcore(5.4%)	6,146	6,146	8,640	149,874	3.957%	4.1011%	5.4%	5.3805%
arlogis GmbH		dehamb	30/06/2021	Let	Hardcore(5.4%)	34,523	34,523	40,440	699,005	4.7942%	4.9388%	5.4%	5.3515%
arlogis GmbH		dehamb	30/06/2021	Let	Hardcore(5.4%)	45,382	45,382	53,160	918,871	4.7942%	4.9388%	5.4%	5.3515%
daydream GmbH		dehamb	30/03/2022	Let	Hardcore(5.4%)	11,744	11,744	10,980	192,606	5.9551%	6.0976%	5.4%	5.2732%
daydream GmbH		dehamb	30/03/2022	Let	Hardcore(5.4%)	44,924	44,924	42,000	736,743	5.9551%	6.0976%	5.4%	5.2732%
daydream GmbH		dehamb	30/03/2022	Let	Hardcore(5.4%)	10,204	10,204	11,448	196,375	5.0505%	5.1962%	5.4%	5.441%
daydream GmbH		dehamb	30/03/2022	Let	Hardcore(5.4%)	5,776	5,776	6,480	111,156	5.0505%	5.1962%	5.4%	5.441%
daydream GmbH		dehamb	30/03/2022	Let	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Detector Trade Int. dehamb			31/12/2030	Let	Hardcore(5.4%)	15,809	15,809	12,000	236,790	6.5497%	6.6764%	5.4%	4.6877%
GmbH & Co KG
Detector Trade Int. dehamb			31/12/2030	Let	Hardcore(5.4%)	18,971	18,971	17,280	314,474	5.8952%	6.0325%	5.4%	5.1286%
GmbH & Co KG
EWN Fitness		dehamb	30/10/2027	Let	Hardcore(5.4%)	104,663	104,663	100,440	1,765,370	5.7864%	5.9287%	5.4%	5.2627%
Dormagen GmbH
habermann hoch		dehamb	15/02/2021	Let	Hardcore(5.4%)	11,659	11,659	11,100	192,537	5.9111%	6.0552%	5.4%	5.3327%
zwei GmbH
habermann hoch		dehamb	15/02/2021	Let	Hardcore(5.4%)	8,256	8,256	9,432	164,658	4.8705%	5.0137%	5.4%	5.3464%
zwei GmbH
habermann hoch		dehamb	15/02/2021	Let	Hardcore(5.4%)	17,645	17,645	16,800	291,407	5.9111%	6.0552%	5.4%	5.3327%
zwei GmbH
HaPa Logistik		dehamb	31/12/2023	Let	Hardcore(5.4%)	21,408	21,408	20,280	354,701	5.8925%	6.0355%	5.4%	5.2887%
GmbH
HaPa Logistik		dehamb	31/12/2023	Let	Hardcore(5.4%)	2,850	2,850	3,240	55,551	4.9849%	5.1307%	5.4%	5.4436%
GmbH
HaPa Logistik		dehamb	31/12/2023	Let	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
GmbH
HaPa Logistik		dehamb	31/12/2023	Let	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
GmbH
HaPa Logistik		dehamb	31/12/2023	Let	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
GmbH
LT-Systems		dehamb	28/02/2021	Let	Hardcore(5.4%)	83,887	83,887	78,000	1,353,288	6.0547%	6.1988%	5.4%	5.3315%
Europe GmbH
LT-Systems		dehamb	28/02/2021	Let	Hardcore(5.4%)	13,938	13,938	15,552	271,444	4.9916%	5.1348%	5.4%	5.3474%
Europe GmbH
Michael Zilles		dehamb	31/08/2021	Let	Hardcore(5.4%)	34,996	34,996	23,040	409,023	8.4153%	8.5561%	5.4%	5.2574%
Zahntechnik
Optic Shop os		dehamb	31/05/2021	Let	Hardcore(5.4%)	6,440	6,440	5,760	100,802	6.246%	6.3888%	5.4%	5.3332%
GmbH
Optic Shop os		dehamb	31/05/2021	Let	Hardcore(5.4%)	5,247	5,247	4,680	81,906	6.2638%	6.4066%	5.4%	5.3329%
GmbH
Optic Shop os		dehamb	31/05/2021	Let	Hardcore(5.4%)	641	641	576	10,079	6.2187%	6.3616%	5.4%	5.3337%
GmbH
ppm planung +		dehamb	30/09/2021	Let	Hardcore(5.4%)	82,483	82,483	84,000	1,455,906	5.5212%	5.6654%	5.4%	5.3369%
projekt
management
GmbH
Smart Nüsse und		dehamb	31/03/2021	Let	Hardcore(5.4%)	22,001	22,001	20,100	348,916	6.1616%	6.3056%	5.4%	5.3286%
Kerne GmbH
Smart Nüsse und		dehamb	31/03/2021	Let	Hardcore(5.4%)	5,057	5,057	5,544	96,733	5.0845%	5.2278%	5.4%	5.3492%
Kerne GmbH
Vacant		dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	780	12,640	0%	0%	5.4%	5.708%
Vacant		dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	780	12,640	0%	0%	5.4%	5.708%
Vacant		dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	9,144	149,554	0%	0%	5.4%	5.7066%
Vacant		dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	6,480	105,010	0%	0%	5.4%	5.708%

Printed on: 09/03/2021 15:07:43 Page: 32 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	10,248	167,196	0%	0%	5.4%	5.7069%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	1,368	22,374	0%	0%	5.4%	5.7066%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	1,920	31,114	0%	0%	5.4%	5.708%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	1,800	29,169	0%	0%	5.4%	5.708%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	3,300	53,477	0%	0%	5.4%	5.708%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	9,288	151,910	0%	0%	5.4%	5.7066%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	3,120	50,560	0%	0%	5.4%	5.708%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	21,672	354,456	0%	0%	5.4%	5.7066%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	4,260	69,034	0%	0%	5.4%	5.708%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	1,512	24,729	0%	0%	5.4%	5.7066%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	2,304	37,683	0%	0%	5.4%	5.7066%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	9,936	162,508	0%	0%	5.4%	5.7066%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	5,760	94,208	0%	0%	5.4%	5.7066%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	9,504	155,442	0%	0%	5.4%	5.7066%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	9,720	158,975	0%	0%	5.4%	5.7066%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%

Printed on: 09/03/2021 15:07:43 Page: 33 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%

Printed on: 09/03/2021 15:07:43 Page: 34 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
Vacant	dehamb	31/01/2027	Vacant	Hardcore(5.4%)	0	0	648	10,598	0%	0%	5.4%	5.7066%

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Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Gobietstrasse 8,Gobietstrasse 8, Kassel ,34123,Germany
External ID	degobi
Gross Valuation		11,344,006
Capital Expenses		-1,317,600
Net Value Before fees		10,026,406
Less	Stamp Duty	@6% Net Sale Price			554,456
	Agent Fee	@2% Net Sale Price			184,819
	Legal Fee	@0.5% Net Sale Price			46,205
Net Valuation		9,240,927
Say		9,240,000
Equivalent Yield		5.5%	True Equivalent Yield		5.6858%
Initial Yield (Valuation Rent)		3.8405%	Initial Yield (Contracted Rent)		3.8405%
Reversion Yield		6.5135%
Total Valuation Rent		405,000	Total Contracted Rent		405,000
Total Rental Value		701,400	Number of Tenants		7
Capital value Per Area		600.00
Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		405,000	-19,935	0	385,065	3.8405%	3.9345%
01/02/2022		431,400	-17,535	0	413,865	4.1278%	4.2365%
01/09/2023		701,400	-17,535	0	683,865	6.8206%	7.1216%
01/02/2026		701,400	-48,335	0	653,065	6.5135%	6.7875%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 36 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
Vacant		degobi	31/01/2027	Vacant	Hardcore(5.5%)	0	0	3,300	53,697	0%	0%	5.5%	5.8058%
Vacant		degobi	31/01/2027	Vacant	Hardcore(5.5%)	0	0	23,100	375,876	0%	0%	5.5%	5.8058%
Rudolph Logistik		degobi	31/08/2023	Let	Hardcore(5.5%)	162,000	162,000	270,000	4,365,774	3.5561%	3.7107%	5.5%	5.755%
GmbH
Rudolph Logistik		degobi	31/08/2023	Let	Hardcore(5.5%)	59,265	59,265	98,775	1,597,145	3.5561%	3.7107%	5.5%	5.755%
GmbH
Rudolph Logistik		degobi	31/08/2023	Let	Hardcore(5.5%)	75,735	75,735	126,225	2,040,999	3.5561%	3.7107%	5.5%	5.755%
GmbH
Rudolph Logistik		degobi	31/08/2023	Let	Hardcore(5.5%)	54,000	54,000	90,000	1,455,258	3.5561%	3.7107%	5.5%	5.755%
GmbH
Rudolph Logistik		degobi	31/08/2023	Let	Hardcore(5.5%)	54,000	54,000	90,000	1,455,258	3.5561%	3.7107%	5.5%	5.755%
GmbH

Printed on: 09/03/2021 15:07:43 Page: 37 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Hertzstr. 4,Hertzstr. 4,Herrenberg ,71083,Germany
External ID	dehert02
Gross Valuation		13,025,077
Capital Expenses		-78,496
Net Value Before fees		12,946,581
Less	Stamp Duty	@5% Net Sale Price			602,167
	Agent Fee	@2% Net Sale Price			240,867
	Legal Fee	@0.5% Net Sale Price			60,217
Net Valuation		12,043,331
Say		12,050,000
Equivalent Yield		5.1%	True Equivalent Yield		5.2701%
Initial Yield (Valuation Rent)		5.3728%	Initial Yield (Contracted Rent)		5.3728%
Reversion Yield		5.0209%
Total Valuation Rent		714,654	Total Contracted Rent		714,654
Total Rental Value		693,435	Number of Tenants		17
Capital value Per Area		924.51
Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		714,654	-19,064	0	695,590	5.3728%	5.5582%
02/03/2021		714,541	-19,064	0	695,477	5.3719%	5.5572%
01/06/2021		713,896	-19,064	0	694,832	5.3669%	5.5519%
01/02/2022		736,360	-17,336	0	719,024	5.5538%	5.752%
01/05/2022		735,885	-17,336	0	718,549	5.5501%	5.7481%
01/03/2024		737,595	-17,336	0	720,259	5.5633%	5.7623%
01/04/2025		749,955	-17,336	0	732,619	5.6588%	5.8647%
01/05/2025		747,550	-17,336	0	730,214	5.6402%	5.8448%
01/01/2026		693,435	-17,336	0	676,099	5.2222%	5.3972%
01/02/2026		693,435	-43,404	0	650,031	5.0209%	5.1825%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 38 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
trade.log GmbH		dehert02	29/02/2024	Let	Hardcore(5.1%)	0	0	0	0	0%	0%	0%	0%
trade.log GmbH		dehert02	29/02/2024	Let	Hardcore(5.1%)	0	0	0	0	0%	0%	0%	0%
Faurecia		dehert02	31/12/2025	Let	Hardcore(5.1%)	414,469	414,469	360,354	6,911,929	5.8661%	5.9964%	5.1%	4.8869%
Emmisions Control
Technologies
Germany GmbH
OMEGA		dehert02	01/03/2021	Let	Hardcore(5.1%)	2,801	2,801	2,730	51,127	5.3445%	5.478%	5.1%	5.0693%
Immobilien Service
GmbH
OMEGA		dehert02	01/03/2021	Let	Hardcore(5.1%)	1,680	1,680	1,638	30,676	5.3445%	5.478%	5.1%	5.0693%
Immobilien Service
GmbH
Achim Krahl		dehert02	30/04/2022	Let	Hardcore(5.1%)	5,623	5,623	5,148	96,961	5.6669%	5.7997%	5.1%	5.0405%
Ingernieurbüro für
Versorgungstechni
k
Vacant		dehert02	31/01/2027	Vacant	Hardcore(5.1%)	0	0	12,324	218,146	0%	0%	5.1%	5.3633%
trade.log GmbH		dehert02	29/02/2024	Let	Hardcore(5.1%)	3,317	3,317	5,070	90,052	3.5428%	3.6835%	5.1%	5.345%
ATU GmbH -		dehert02	31/05/2021	Let	Hardcore(5.1%)	4,701	4,701	4,056	76,159	6.0392%	6.1723%	5.1%	5.056%
Analytik für
Technik und
Umwelt -
Vacant		dehert02	31/01/2027	Vacant	Hardcore(5.1%)	0	0	10,140	179,487	0%	0%	5.1%	5.3633%
LGI Deutschland		dehert02	30/04/2025	Let	Hardcore(5.1%)	70,252	70,252	68,850	1,280,206	5.3531%	5.4876%	5.1%	5.0327%
GmbH
LGI Deutschland		dehert02	30/04/2025	Let	Hardcore(5.1%)	50,217	50,217	49,215	915,110	5.3531%	5.4876%	5.1%	5.0327%
GmbH
trade.log GmbH		dehert02	29/02/2024	Let	Hardcore(5.1%)	42,356	42,356	42,330	783,942	5.268%	5.403%	5.1%	5.0529%
trade.log GmbH		dehert02	29/02/2024	Let	Hardcore(5.1%)	15,820	15,820	15,810	292,798	5.268%	5.403%	5.1%	5.0529%
trade.log GmbH		dehert02	29/02/2024	Let	Hardcore(5.1%)	8,165	8,165	8,160	151,121	5.268%	5.403%	5.1%	5.0529%
trade.log GmbH		dehert02	29/02/2024	Let	Hardcore(5.1%)	2,552	2,552	2,550	47,225	5.268%	5.403%	5.1%	5.0529%
E.Epple & Co.		dehert02	31/03/2025	Let	Hardcore(5.1%)	92,700	92,700	105,060	1,900,138	4.7404%	4.8786%	5.1%	5.174%
GmbH

Printed on: 09/03/2021 15:07:43 Page: 39 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Hertzstr. 2,Hertzstr. 2,Herrenberg ,71083,Germany
External ID	dehert01
Gross Valuation		3,992,020
Capital Expenses		-90,770
Net Value Before fees		3,901,250
Less	Stamp Duty	@5% Net Sale Price			174,163
	Agent Fee	@5% Net Sale Price			174,163
	Legal Fee	@2% Net Sale Price			69,665
Net Valuation		3,483,259
Say		3,480,000
Equivalent Yield		5.4%	True Equivalent Yield		5.5918%
Initial Yield (Valuation Rent)		6.4009%	Initial Yield (Contracted Rent)		6.4009%
Reversion Yield		5.3839%
Total Valuation Rent		253,239	Total Contracted Rent		253,239
Total Rental Value		226,080	Number of Tenants		10
Capital value Per Area		646.48
Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		253,239	-3,523	0	249,716	6.4009%	6.6654%
02/03/2021		245,612	-3,523	0	242,089	6.2054%	6.4538%
15/03/2021		242,918	-3,523	0	239,395	6.1364%	6.3791%
01/08/2021		240,242	-3,523	0	236,719	6.0678%	6.3051%
01/02/2022		241,562	-3,391	0	238,171	6.105%	6.3452%
01/03/2023		233,554	-3,391	0	230,162	5.8997%	6.1238%
01/02/2026		226,080	-16,041	0	210,039	5.3839%	5.57%
Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 40 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
Vacant		dehert01	31/01/2027	Vacant	Hardcore(5.4%)	0	0	0	0	0%	0%	0%	0%
SmartIT		dehert01	01/03/2021	Let	Hardcore(5.4%)	9,863	9,863	6,900	122,258	7.9829%	8.0676%	5.4%	5.3381%
Vacant		dehert01	31/01/2027	Vacant	Hardcore(5.4%)	0	0	1,320	21,964	0%	0%	5.4%	5.6843%
Heinrich Schmid		dehert01	14/03/2021	Let	Hardcore(5.4%)	8,094	8,094	5,400	95,804	8.3639%	8.4485%	5.4%	5.3312%
GmbH & Co.KG
4Wheels Services		dehert01	28/02/2023	Let	Hardcore(5.4%)	107,069	107,069	99,060	1,740,352	6.0667%	6.1521%	5.4%	5.2757%
GmbH
FUXTEC GmbH		dehert01	31/01/2026	Let	Hardcore(5.4%)	44,850	44,850	41,580	737,322	5.9982%	6.0828%	5.4%	5.2201%
Search & Find		dehert01	01/03/2021	Let	Hardcore(5.4%)	10,863	10,863	6,900	122,340	8.7949%	8.8795%	5.4%	5.3345%
FUXTEC GmbH		dehert01	31/01/2026	Let	Hardcore(5.4%)	57,664	57,664	53,460	947,986	5.9982%	6.0828%	5.4%	5.2201%
Robin Hood		dehert01	01/03/2021	Let	Hardcore(5.4%)	6,881	6,881	6,180	109,340	6.2082%	6.2929%	5.4%	5.346%
Tierheimservice
Susan Inci Gürdal		dehert01	31/07/2021	Let	Hardcore(5.4%)	7,956	7,956	5,280	94,653	8.3218%	8.4054%	5.4%	5.2761%

Printed on: 09/03/2021 15:07:43 Page: 41 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Im Boden,Im Boden,Hattersheim am Main ,65795,Germany
External ID	deimbo
Gross Valuation		4,918,893
Capital Expenses		-259,500
Net Value Before fees		4,659,393
Less	Stamp Duty	@6% Net Sale Price			254,149
	Agent Fee	@3% Net Sale Price			127,074
	Legal Fee	@1% Net Sale Price			42,358
Net Valuation		4,235,812
Say		4,240,000
Equivalent Yield		5.1%	True Equivalent Yield		5.2698%
Initial Yield (Valuation Rent)		5.8475%	Initial Yield (Contracted Rent)		5.8475%
Reversion Yield		5.2828%
Total Valuation Rent		279,012	Total Contracted Rent		279,012
Total Rental Value		262,200	Number of Tenants		12
Capital value Per Area		892.63
Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		279,012	-6,555	0	272,457	5.8475%	6.0676%
01/05/2022		274,284	-6,555	0	267,729	5.746%	5.9584%
01/01/2025		268,920	-6,555	0	262,365	5.6309%	5.8348%
01/10/2025		262,200	-6,555	0	255,645	5.4867%	5.6801%
01/02/2026		262,200	-16,055	0	246,145	5.2828%	5.4619%
Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 42 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
B.A.D. Agency		deimbo	31/12/2024	Let	Hardcore(5.1%)	0	0	0	0	0%	0%	0%	0%
Airsoft GmbH
B.A.D. Agency		deimbo	31/12/2024	Let	Hardcore(5.1%)	0	0	0	0	0%	0%	0%	0%
Airsoft GmbH
B.A.D. Agency		deimbo	31/12/2024	Let	Hardcore(5.1%)	0	0	0	0	0%	0%	0%	0%
Airsoft GmbH
B.A.D. Agency		deimbo	31/12/2024	Let	Hardcore(5.1%)	0	0	0	0	0%	0%	0%	0%
Airsoft GmbH
B.A.D. Agency		deimbo	31/12/2024	Let	Hardcore(5.1%)	0	0	0	0	0%	0%	0%	0%
Airsoft GmbH
B.A.D. Agency		deimbo	31/12/2024	Let	Hardcore(5.1%)	0	0	0	0	0%	0%	0%	0%
Airsoft GmbH
B.A.D. Agency		deimbo	31/12/2024	Let	Hardcore(5.1%)	0	0	0	0	0%	0%	0%	0%
Airsoft GmbH
B.A.D. Agency		deimbo	31/12/2024	Let	Hardcore(5.1%)	0	0	0	0	0%	0%	0%	0%
Airsoft GmbH
Precision		deimbo	30/04/2022	Let	Hardcore(5.1%)	105,192	105,192	100,464	1,870,568	5.4893%	5.6236%	5.1%	5.0419%
Dispensing
Solutions Europe
GmbH
Rath KG		deimbo	31/12/2024	Let	Hardcore(5.1%)	37,620	37,620	36,432	680,434	5.395%	5.5288%	5.1%	5.0264%
B.A.D. Agency		deimbo	31/12/2024	Let	Hardcore(5.1%)	52,200	52,200	48,024	905,996	5.6291%	5.7616%	5.1%	4.9761%
Airsoft GmbH
Belowelk-		deimbo	30/09/2025	Let	Hardcore(5.1%)	84,000	84,000	77,280	1,461,895	5.6138%	5.746%	5.1%	4.9626%
Baugesellschaft

mit beschränkter

Haftung

Printed on: 09/03/2021 15:07:43 Page: 43 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Kohlstrasse 8,Kohlstrasse 8,Koln ,50827,Germany
External ID	dekohl
Gross Valuation		24,266,206
Capital Expenses		-504,532
Net Value Before fees		23,761,674
Less	Stamp Duty	@5% Net Sale Price		1,118,196
	Agent Fee	@1% Net Sale Price			223,639
	Legal Fee	@0.25% Net Sale Price			55,910
Net Valuation		22,363,929
Say		22,375,000
Equivalent Yield		4.7%	True Equivalent Yield		4.8411%
Initial Yield (Valuation Rent)		4.2983%	Initial Yield (Contracted Rent)		4.2983%
Reversion Yield		4.8048%
Total Valuation Rent		1,052,162	Total Contracted Rent		1,052,162
Total Rental Value		1,232,285	Number of Tenants		10
Capital value Per Area		842.05
Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		1,052,162	-30,813	0	1,021,349	4.2983%	4.4163%
01/03/2021		1,155,402	-30,813	0	1,124,589	4.7328%	4.8762%
02/03/2021		1,151,802	-30,813	0	1,120,989	4.7176%	4.8601%
01/02/2022		1,151,851	-30,807	0	1,121,044	4.7179%	4.8603%
01/06/2022		1,141,824	-30,807	0	1,111,017	4.6757%	4.8156%
01/04/2023		1,166,028	-30,807	0	1,135,221	4.7775%	4.9237%
01/01/2026		1,239,785	-30,807	0	1,208,978	5.0879%	5.2539%
01/02/2026		1,239,785	-90,594	0	1,149,191	4.8363%	4.9861%
01/01/2035		1,232,285	-90,594	0	1,141,691	4.8048%	4.9526%
Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 44 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
flaschenpost Köln		dekohl	31/05/2022	Let	Hardcore(4.7%)	208,913	208,913	204,623	4,092,012	4.9804%	5.1054%	4.7%	4.6469%
GmbH
flaschenpost Köln		dekohl	31/05/2022	Let	Hardcore(4.7%)	256,717	256,717	251,412	5,027,732	4.981%	5.106%	4.7%	4.6468%
GmbH
flaschenpost Köln		dekohl	31/05/2022	Let	Hardcore(4.7%)	0	0	0	-112,018	0%	0%	4.7%	0%
GmbH
flaschenpost Köln		dekohl	31/05/2022	Let	Hardcore(4.7%)	21,786	21,786	21,353	426,995	4.9771%	5.1021%	4.7%	4.6471%
GmbH
Pantenburg		dekohl	31/12/2034	Let	Hardcore(4.7%)	7,500	7,500	0	75,325	9.9569%	9.9569%	4.7%	-0.003%
POCO		dekohl	31/12/2025	Let	Hardcore(4.7%)	294,919	294,919	368,676	7,058,305	4.0477%	4.1783%	4.7%	4.8644%
Einrichtungsmärkt
e GmbH
Smyths Toys		dekohl	01/03/2021	Let	Hardcore(4.7%)	3,600	3,600	0	302	1191.2487%	1191.2487%	4.6967%	0%
GmbH
Smyths Toys		dekohl	31/03/2023	Let	Hardcore(4.7%)	144,996	144,996	169,200	3,371,804	4.1748%	4.3003%	4.7%	4.7358%
GmbH
Vacant		dekohl	31/01/2027	Vacant	Hardcore(4.7%)	0	0	49	926	0%	0%	4.7%	4.9168%
ZEH Internationale dekohl			28/02/2021	Let	Hardcore(4.7%)	113,732	113,732	216,972	4,324,824	2.5043%	2.6297%	4.7%	4.662%
Speditions Gmbh &
Co KG

Printed on: 09/03/2021 15:07:43 Page: 45 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Kornwestheimer Str. 54,Kornwestheimer Str. 54 ,Korntal-Münchingen ,70825,Germany
External ID	dekorn
Gross Valuation		13,887,431
Capital Expenses		-471,000
Net Value Before fees		13,416,431
Less	Stamp Duty	@5% Net Sale Price			624,020
	Agent Fee	@2% Net Sale Price			249,608
	Legal Fee	@0.5% Net Sale Price			62,402
Net Valuation		12,480,401
Say		12,475,000
Equivalent Yield		4.7%	True Equivalent Yield		4.84%
Initial Yield (Valuation Rent)		4.6622%	Initial Yield (Contracted Rent)		4.6622%
Reversion Yield		4.9187%
Total Valuation Rent		643,119	Total Contracted Rent		643,119
Total Rental Value		704,556	Number of Tenants		5
Capital value Per Area		992.13
Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		643,119	-17,614	0	625,505	4.6622%	4.8013%
02/03/2021		641,469	-17,614	0	623,855	4.6499%	4.7883%
01/01/2026		704,556	-17,614	0	686,942	5.1202%	5.2883%
01/02/2026		704,556	-44,648	0	659,908	4.9187%	5.0737%
Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 46 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
Thomai Antoniou	dekorn		01/03/2021	Let	Hardcore(4.7%)	11,640	11,640	9,990	200,649	5.6767%	5.8012%	4.7%	4.6561%
Dr. Ing. h.c. F.	dekorn		31/12/2025	Let	Hardcore(4.7%)	54,284	54,284	83,070	1,560,737	3.345%	3.4781%	4.7%	5.0427%
Porsche
Aktiengesellschaft
Dr. Ing. h.c. F.	dekorn		31/12/2025	Let	Hardcore(4.7%)	495,896	495,896	525,366	10,418,076	4.6339%	4.76%	4.7%	4.716%
Porsche
Aktiengesellschaft
Dr. Ing. h.c. F.	dekorn		31/12/2025	Let	Hardcore(4.7%)	50,971	50,971	54,000	1,070,827	4.6339%	4.76%	4.7%	4.716%
Porsche
Aktiengesellschaft
Dr. Ing. h.c. F.	dekorn		31/12/2025	Let	Hardcore(4.7%)	30,328	30,328	32,130	637,142	4.6339%	4.76%	4.7%	4.716%
Porsche
Aktiengesellschaft

Printed on: 09/03/2021 15:07:43 Page: 47 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Kelterstr. 67,Kelterstr. 67,,Unterensingen ,72669,Germany
External ID	dekelt

Gross Valuation		6,622,038
Capital Expenses		-36,948
Net Value Before fees		6,585,090

Less	Stamp Duty	@5% Net Sale Price			302,068
	Agent Fee	@3% Net Sale Price			181,241
	Legal Fee	@1% Net Sale Price			60,414

Net Valuation		6,041,367
Say		6,040,000

Equivalent Yield		5.8%	True Equivalent Yield		6.031%
Initial Yield (Valuation Rent)		6.586%	Initial Yield (Contracted Rent)		6.586%
Reversion Yield		5.3715%

Total Valuation Rent		443,376	Total Contracted Rent		443,376
Total Rental Value		387,174	Number of Tenants		1
Capital value Per Area		1,333.63

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		443,376	-9,679	0	433,697	6.586%	6.8663%
01/02/2026		443,376	-33,457	0	409,919	6.225%	6.4749%
01/04/2031		387,174	-33,457	0	353,717	5.3715%	5.5568%
Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 48 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
Swarco Traffic	dekelt		31/03/2031	Let	Hardcore(5.8%)	443,376	443,376	387,174	6,622,038	6.5493%	6.6955%	5.8%	5.3415%
Systems GmbH

Printed on: 09/03/2021 15:07:43 Page: 49 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Josef-Beyerle-Str. 16,Josef-Beyerle-Str. 16,Weil der Stadt ,71263,Germany
External ID	dejose

Gross Valuation		9,125,224
Capital Expenses		-340,000
Net Value Before fees		8,785,224

Less	Stamp Duty	@5% Net Sale Price			402,992
	Agent Fee	@3% Net Sale Price			241,795
	Legal Fee	@1% Net Sale Price			80,598

Net Valuation		8,059,839
Say		8,060,000

Equivalent Yield		5.8%	True Equivalent Yield		6.0174%
Initial Yield (Valuation Rent)		6.1162%	Initial Yield (Contracted Rent)		6.1162%
Reversion Yield		5.9988%

Total Valuation Rent		551,294	Total Contracted Rent		551,294
Total Rental Value		558,738	Number of Tenants		2
Capital value Per Area		794.32

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		551,294	-13,968	0	537,326	6.1162%	6.3574%
01/02/2026		551,294	-31,726	0	519,568	5.9141%	6.1394%
01/01/2027		558,738	-31,726	0	527,012	5.9988%	6.2307%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 50 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
LTG AG	dejose		31/12/2026	Let	Hardcore(5.8%)	442,633	442,633	450,738	7,351,992	5.8673%	6.0206%	5.8%	5.7836%
LTG AG	dejose		31/12/2026	Let	Hardcore(5.8%)	108,662	108,662	108,000	1,773,231	5.9756%	6.1279%	5.8%	5.7409%

Printed on: 09/03/2021 15:07:43 Page: 51 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Kolenbeekstieg 1, 2-6,Kolenbeekstieg 1, 2-6, Stelle ,21435,Germany
External ID	dekole

Gross Valuation		25,122,780
Capital Expenses		-898,604
Net Value Before fees		24,224,176

Less	Stamp Duty	@5% Net Sale Price			1,139,961
	Agent Fee	@1% Net Sale Price			227,992
	Legal Fee	@0.25% Net Sale Price			56,998

Net Valuation		22,799,224
Say		22,800,000

Equivalent Yield		4.5%	True Equivalent Yield		4.6292%
Initial Yield (Valuation Rent)		4.5684%	Initial Yield (Contracted Rent)		4.5684%
Reversion Yield		4.6756%

Total Valuation Rent		1,131,928	Total Contracted Rent		1,131,928
Total Rental Value		1,191,312	Number of Tenants		12
Capital value Per Area		1,177.32

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		1,131,928	-25,260	0	1,106,667	4.5684%	4.7019%
01/07/2021		1,124,644	-25,260	0	1,099,383	4.5384%	4.6701%
01/02/2022		1,144,720	-23,826	0	1,120,893	4.6272%	4.7641%
01/01/2023		1,153,547	-23,826	0	1,129,721	4.6636%	4.8028%
01/05/2023		1,150,187	-23,826	0	1,126,361	4.6497%	4.7881%
01/06/2024		1,164,022	-23,826	0	1,140,196	4.7069%	4.8486%
01/07/2024		1,166,324	-23,826	0	1,142,498	4.7164%	4.8587%
01/02/2026		1,166,324	-58,685	0	1,107,639	4.5725%	4.7062%
01/11/2026		1,191,312	-58,685	0	1,132,627	4.6756%	4.8155%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 52 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
Dole Europe GmbH	dekole		31/10/2026	Let	Hardcore(4.5%)	202,782	202,782	226,716	4,701,574	4.2166%	4.3131%	4.5%	4.5863%
Dole Europe GmbH	dekole		31/10/2026	Let	Hardcore(4.5%)	13,826	13,826	14,880	310,855	4.352%	4.4477%	4.5%	4.5475%
Cargotrans GmbH	dekole		31/05/2024	Let	Hardcore(4.5%)	186,516	186,516	190,500	4,034,675	4.5284%	4.6228%	4.5%	4.4855%
& Co. KG
Internationale
Spedition
Cargotrans GmbH	dekole		31/05/2024	Let	Hardcore(4.5%)	193,976	193,976	198,120	4,196,059	4.5284%	4.6228%	4.5%	4.4855%
& Co. KG
Internationale
Spedition
BDSK Handels	dekole		30/06/2024	Let	Hardcore(4.5%)	173,138	173,138	175,440	3,719,695	4.5603%	4.6546%	4.5%	4.4807%
GmbH & Co. KG
IN-TIME Transport	dekole		31/12/2022	Let	Hardcore(4.5%)	77,061	77,061	81,540	1,724,086	4.3751%	4.4697%	4.5%	4.493%
GmbH
IN-TIME Transport	dekole		31/12/2022	Let	Hardcore(4.5%)	74,552	74,552	78,900	1,668,240	4.3743%	4.4689%	4.5%	4.4931%
GmbH
Ankerkraut GmbH	dekole		30/06/2021	Let	Hardcore(4.5%)	89,594	89,594	80,220	1,707,884	5.1519%	5.2459%	4.5%	4.4622%
Ankerkraut GmbH	dekole		30/06/2021	Let	Hardcore(4.5%)	8,242	8,242	10,332	220,216	3.649%	3.7428%	4.5%	4.4974%
Cargotrans GmbH	dekole		31/05/2024	Let	Hardcore(4.5%)	13,360	13,360	19,068	390,663	3.3223%	3.4199%	4.5%	4.6787%
& Co. KG
Internationale
Spedition
DataLog Spedition	dekole		30/04/2023	Let	Hardcore(4.5%)	98,880	98,880	95,520	2,039,877	4.7537%	4.8474%	4.5%	4.4587%
GmbH
Vacant	dekole		31/01/2027	Vacant	Hardcore(4.5%)	0	0	20,076	408,956	0%	0%	4.5%	4.7057%

Printed on: 09/03/2021 15:07:43 Page: 53 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Argonstraat 22-112,Argonstraat 22-112,Zoetermeer ,2718 SM,Netherlands
External ID	nlargo01

Gross Valuation		11,475,428
Capital Expenses		-78,400
Net Value Before fees		11,397,028

Less	Stamp Duty	@8% Net Sale Price			836,479
	Agent Fee	@0.8% Net Sale Price			83,648
	Legal Fees	@0.2% Net Sale Price			20,912

Net Valuation		10,455,989
Say		10,450,000

Equivalent Yield		6.5%	True Equivalent Yield		6.7733%
Initial Yield (Valuation Rent)		6.2228%	Initial Yield (Contracted Rent)		6.2228%
Reversion Yield		6.5291%

Total Valuation Rent		755,471	Total Contracted Rent		755,471
Total Rental Value		830,585	Number of Tenants		21
Capital value Per Area		1,080.10

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		755,471	-46,256	0	709,215	6.2228%	6.4726%
01/03/2021		759,321	-46,333	0	712,988	6.2559%	6.5084%
01/05/2021		761,251	-46,372	0	714,879	6.2725%	6.5263%
01/09/2021		763,429	-46,416	0	717,013	6.2912%	6.5466%
15/09/2021		767,866	-46,504	0	721,362	6.3294%	6.5879%
01/12/2021		785,224	-46,851	0	738,373	6.4786%	6.7497%
16/03/2022		789,068	-46,928	0	742,140	6.5117%	6.7856%
01/10/2022		790,019	-46,947	0	743,072	6.5199%	6.7945%
01/01/2023		798,508	-47,117	0	751,391	6.5929%	6.8737%
01/05/2023		799,468	-47,136	0	752,332	6.6011%	6.8827%
01/07/2023		809,352	-47,334	0	762,018	6.6861%	6.9751%
01/11/2023		807,493	-47,297	0	760,196	6.6701%	6.9577%
01/12/2023		817,205	-47,491	0	769,714	6.7536%	7.0486%
01/06/2024		820,029	-47,548	0	772,481	6.7779%	7.0751%
01/01/2025		820,679	-47,561	0	773,118	6.7835%	7.0812%
01/07/2025		820,069	-47,548	0	772,521	6.7783%	7.0754%
01/08/2025		818,969	-47,526	0	771,443	6.7688%	7.0651%
01/11/2025		822,669	-47,600	0	775,069	6.8006%	7.0998%
01/02/2026		822,669	-86,300	0	736,369	6.4611%	6.7306%
01/08/2026		830,585	-86,459	0	744,126	6.5291%	6.8045%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 54 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
Rijncom V.O.F	nlargo01		30/11/2021	Let	Hardcore(6.5%)	38,685	38,685	45,975	636,000	5.6898%	6.0825%	6.5%	6.4628%
Quality & Service	nlargo01		31/12/2022	Let	Hardcore(6.5%)	42,453	42,453	45,450	629,184	6.3415%	6.7473%	6.5%	6.4586%
Hydrauliek
Kern Nederland	nlargo01		14/09/2021	Let	Hardcore(6.5%)	22,903	22,903	27,340	380,746	5.6257%	6.0153%	6.5%	6.461%
B.V.
Angst + Pfister	nlargo01		31/10/2023	Let	Hardcore(6.5%)	72,684	72,684	70,825	991,399	6.9169%	7.3315%	6.5%	6.3737%
B.V.
Autotaalglas	nlargo01		31/12/2022	Let	Hardcore(6.5%)	32,419	32,419	37,000	508,884	5.9705%	6.3706%	6.5%	6.5069%
Nederland B.V.
Bureau van	nlargo01		30/06/2023	Let	Hardcore(6.5%)	67,241	67,241	77,125	1,056,356	5.9643%	6.3654%	6.5%	6.5363%
Borselen v.h.
Ingenieursbureau
van Borselen B.V.
HABO GWW B.V.	nlargo01		30/11/2023	Let	Hardcore(6.5%)	52,038	52,038	61,750	840,455	5.7923%	6.1916%	6.5%	6.5964%
Eneco Warmte &	nlargo01		30/04/2021	Let	Hardcore(6.5%)	19,325	19,325	21,255	296,379	6.121%	6.5204%	6.5%	6.4177%
Koude B.V.
Watergames &	nlargo01		31/07/2026	Let	Hardcore(6.5%)	25,659	25,659	33,575	437,301	5.4623%	5.8676%	6.5%	6.939%
More B.V.
Bessee Horeca	nlargo01		30/11/2021	Let	Hardcore(6.5%)	53,217	53,217	63,285	877,577	5.6724%	6.0641%	6.5%	6.469%
Groothandel B.V.
Constructif B.V.	nlargo01		28/02/2021	Let	Hardcore(6.5%)	24,000	24,000	27,850	390,675	5.753%	6.1432%	6.5%	6.426%
A. Akbulut	nlargo01		31/12/2022	Let	Hardcore(6.5%)	20,079	20,079	20,990	291,564	6.4789%	6.8866%	6.5%	6.4422%
t.h.o.d.n.
Powerdesign
Senso Care V.O.F.	nlargo01		30/04/2023	Let	Hardcore(6.5%)	20,295	20,295	21,255	294,922	6.4736%	6.8815%	6.5%	6.4495%
Wellner Mobiliteit	nlargo01		31/08/2021	Let	Hardcore(6.5%)	22,572	22,572	24,750	342,868	6.1809%	6.5833%	6.5%	6.4185%
V.O.F.
JTH Wallcover	nlargo01		15/03/2022	Let	Hardcore(6.5%)	28,716	28,716	32,560	453,785	5.9325%	6.3281%	6.5%	6.4806%
Construction B.V.
SloanLED Europe	nlargo01		30/09/2022	Let	Hardcore(6.5%)	26,024	26,024	26,975	376,908	6.4981%	6.9046%	6.5%	6.4429%
B.V.
Behangexpresse	nlargo01		31/05/2024	Let	Hardcore(6.5%)	81,161	81,161	83,985	1,164,311	6.5608%	6.9707%	6.5%	6.4512%
B.V.
ProCoatings B.V.	nlargo01		31/12/2024	Let	Hardcore(6.5%)	28,000	28,000	28,650	396,125	6.6559%	7.0685%	6.5%	6.431%
E.R. Bandel en	nlargo01		30/06/2025	Let	Hardcore(6.5%)	21,600	21,600	20,990	295,359	6.9004%	7.3131%	6.5%	6.3594%
F.A. Bandel-Toorop
h.o.d.n. Bandel
Facilitaire Diensten
V.O.F.
Loki Distillers B.V.	nlargo01		31/07/2025	Let	Hardcore(6.5%)	21,600	21,600	20,500	290,024	7.0336%	7.4477%	6.5%	6.3144%
ODV	nlargo01		31/10/2025	Let	Hardcore(6.5%)	34,800	34,800	38,500	524,604	6.2257%	6.6336%	6.5%	6.5905%
Zonnepanelen B.V.

Printed on: 09/03/2021 15:07:43 Page: 55 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Siemensstr. 25,Siemensstr. 25,Korntal-Munchingen ,70825,Germany
External ID	desiem

Gross Valuation		3,918,633
Capital Expenses		-168,008
Net Value Before fees		3,750,625

Less	Stamp Duty	@5% Net Sale Price			176,500
	Agent Fee	@1% Net Sale Price			35,300
	Legal Fee	@0.25% Net Sale Price			8,825

Net Valuation		3,530,000
Say		3,460,000

Equivalent Yield		4.4164%	True Equivalent Yield		4.5415%
Initial Yield (Valuation Rent)		4.653%	Initial Yield (Contracted Rent)		4.653%
Reversion Yield		4.5952%

Total Valuation Rent		180,277	Total Contracted Rent		180,277
Total Rental Value		184,392	Number of Tenants		3
Capital value Per Area		1,047.53

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		180,277	-5,762	0	174,515	4.653%	4.7915%
01/02/2022		192,949	-4,610	0	188,339	5.0215%	5.1832%
01/04/2023		170,623	-4,610	0	166,013	4.4263%	4.5515%
01/01/2025		184,392	-4,610	0	179,782	4.7934%	4.9405%
01/02/2026		184,392	-12,042	0	172,350	4.5952%	4.7303%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 56 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
Kellner Telekom	desiem		31/03/2023	Override	Hardcore	80,838	80,838	58,512	1,289,750	6.1543%	6.2678%	4.4164%	4.2227%
GmbH					(4.4164%)
Vacant	desiem		31/01/2027	Override	Hardcore	0	0	12,672	258,639	0%	0%	4.4164%	4.61%
					(4.4164%)
VBH Deutschland	desiem		31/12/2024	Override	Hardcore	99,439	99,439	113,208	2,370,245	4.0759%	4.1953%	4.4164%	4.4707%
GmbH					(4.4164%)

Printed on: 09/03/2021 15:07:43 Page: 57 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Abraham van Stolkweg 62,Abraham van Stolkweg 62,Rotterdam ,3041 JA,Netherlands
External ID	nlabst

Gross Valuation		22,629,890
Capital Expenses		-317,610
Net Value Before fees		22,312,280

Less	Stamp Duty	@8% Net Sale Price			1,637,599
	Agent Fee	@0.8% Net Sale Price			163,760
	Legal Fees	@0.2% Net Sale Price			40,940

Net Valuation		20,469,982
Say		20,475,000

Equivalent Yield		5.7539%	True Equivalent Yield		5.9664%
Initial Yield (Valuation Rent)		5.7522%	Initial Yield (Contracted Rent)		5.7522%
Reversion Yield		5.8504%

Total Valuation Rent		1,365,837	Total Contracted Rent		1,365,837
Total Rental Value		1,462,010	Number of Tenants		21
Capital value Per Area		1,128.41

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		1,365,837	-82,385	0	1,283,452	5.7522%	5.9651%
02/03/2021		1,354,972	-82,167	0	1,272,805	5.7045%	5.9138%
01/05/2021		1,348,122	-82,030	0	1,266,092	5.6744%	5.8815%
01/02/2022		1,360,242	-82,030	0	1,278,212	5.7287%	5.9399%
01/04/2022		1,366,320	-82,152	0	1,284,168	5.7554%	5.9686%
01/07/2022		1,368,769	-82,201	0	1,286,568	5.7662%	5.9801%
01/11/2022		1,373,300	-82,291	0	1,291,009	5.7861%	6.0015%
01/02/2024		1,383,663	-82,499	0	1,301,164	5.8316%	6.0505%
01/07/2024		1,384,599	-82,517	0	1,302,082	5.8357%	6.0549%
01/05/2025		1,386,231	-82,550	0	1,303,681	5.8429%	6.0627%
01/08/2025		1,443,747	-83,700	0	1,360,047	6.0955%	6.335%
01/02/2026		1,444,291	-156,291	0	1,288,000	5.7726%	5.987%
01/09/2026		1,461,735	-156,640	0	1,305,095	5.8492%	6.0695%
01/05/2037		1,462,010	-156,646	0	1,305,364	5.8504%	6.0708%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 58 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
Kwik-Fit Nederland	nlabst		31/08/2026	Let	Hardcore	74,596	74,596	92,040	1,372,551	5.0747%	5.4348%	5.75%	6.0078%
B.V.					(5.75%)
Lekkerland	nlabst		30/04/2021	Let	Hardcore	51,820	51,820	44,970	708,439	6.9303%	7.3147%	5.75%	5.6575%
Vending Services					(5.75%)
B.V.
Bierenko	nlabst		30/04/2025	Let	Hardcore	62,378	62,378	64,010	999,246	5.8774%	6.2425%	5.75%	5.702%
Amsterdam B.V.					(5.75%)
Stichting Leger des	nlabst		01/03/2021	Let	Hardcore	10,865	10,865	0	824	1292.4344%	1318.8106%	5.7473%	-0.4855%
Heils Welzijns- en					(5.75%)
Gezondheidszorg
Wij Kopen Autos	nlabst		31/10/2022	Let	Hardcore	40,649	40,649	45,180	703,432	5.4222%	5.7787%	5.75%	5.7299%
B.V.					(5.75%)
Gapph B.V.	nlabst		01/03/2021	Let	Hardcore	0	0	0	0	0%	0%	0%	0%
(Abraham van					(5.75%)
Stolkweg)
Tadim B.V.	nlabst		31/01/2026	Let	Hardcore	22,296	22,296	22,840	358,072	5.8629%	6.2267%	5.75%	5.7136%
					(5.75%)
Carwash & Go	nlabst		30/04/2037	Let	Hardcore	63,781	63,781	63,950	1,002,583	5.9952%	6.3617%	5.75%	5.6786%
Maassluis B.V.					(5.75%)
Carwash & Go	nlabst		30/04/2037	Let	Hardcore	64,094	64,094	64,200	1,007,059	5.9981%	6.3645%	5.75%	5.6748%
Maassluis B.V.					(5.75%)
Moller Autoschade	nlabst		31/03/2022	Let	Hardcore	180,672	180,672	186,750	2,931,713	5.8005%	6.1627%	5.75%	5.6851%
West KPP B.V.					(5.75%)
Carcleaning	nlabst		30/06/2022	Let	Hardcore	56,221	56,221	58,670	918,207	5.7608%	6.1229%	5.75%	5.6885%
Rotterdam v.o.f.					(5.75%)
Daka Niessink Surf	nlabst		31/07/2025	Let	Hardcore	290,080	290,080	325,290	4,990,305	5.4522%	5.8129%	5.75%	5.8265%
Center B.V.					(5.75%)
Daka Niessink Surf	nlabst		31/07/2025	Let	Hardcore	57,767	57,767	64,160	985,981	5.4976%	5.8588%	5.75%	5.8134%
Center B.V.					(5.75%)
Daka Niessink Surf	nlabst		31/07/2025	Let	Hardcore	53,222	53,222	56,220	871,966	5.7398%	6.1037%	5.75%	5.7437%
Center B.V.					(5.75%)
Daka Niessink Surf	nlabst		31/07/2025	Let	Hardcore	37,021	37,021	43,600	663,156	5.2243%	5.5825%	5.75%	5.892%
Center B.V.					(5.75%)
Daka Niessink Surf	nlabst		31/07/2025	Let	Hardcore	35,994	35,994	39,870	613,000	5.5104%	5.8718%	5.75%	5.8097%
Center B.V.					(5.75%)
Daka Niessink Surf	nlabst		31/07/2025	Let	Hardcore	37,460	37,460	39,920	618,136	5.6968%	6.0602%	5.75%	5.7561%
Center B.V.					(5.75%)
Avis Budget	nlabst		30/06/2024	Let	Hardcore	48,674	48,674	49,610	778,681	5.8869%	6.2508%	5.75%	5.6949%
Autoverhuur B.V.					(5.75%)
AmniTec B.V.	nlabst		31/01/2024	Let	Hardcore	178,247	178,247	188,610	2,939,996	5.701%	6.0628%	5.75%	5.7249%
					(5.75%)
Vacant	nlabst		31/01/2027	Vacant	Hardcore	0	0	0	-47	0%	0%	6.2479%	0%
					(6.25%)
Vacant	nlabst		31/01/2027	Vacant	Hardcore	0	0	12,120	166,589	0%	0%	6.25%	6.6145%
					(6.25%)

Printed on: 09/03/2021 15:07:43 Page: 59 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Rontgenstrasse 3/7,Rontgenstrasse 3/7,Darmstadt ,64291,Germany
External ID	deront

Gross Valuation		22,484,142
Capital Expenses		-967,804
Net Value Before fees		21,516,338

Less	Stamp Duty	@6% Net Sale Price			1,203,711
	Agent Fee	@1% Net Sale Price			200,619
	Legal Fee	@0.25% Net Sale Price			50,155

Net Valuation		20,061,854
Say		20,050,000

Equivalent Yield		5.5%	True Equivalent Yield		5.69%
Initial Yield (Valuation Rent)		2.975%	Initial Yield (Contracted Rent)		2.975%
Reversion Yield		5.8769%

Total Valuation Rent		726,892	Total Contracted Rent		726,892
Total Rental Value		1,347,522	Number of Tenants		28
Capital value Per Area		1,015.70

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		726,892	-86,776	0	640,116	2.975%	3.0312%
01/06/2021		687,673	-86,776	0	600,897	2.7927%	2.8422%
01/02/2022		1,349,665	-33,688	0	1,315,977	6.1162%	6.3573%
01/09/2022		1,340,586	-33,688	0	1,306,898	6.074%	6.3118%
01/01/2023		1,337,640	-33,688	0	1,303,951	6.0603%	6.297%
01/02/2026		1,337,640	-83,038	0	1,254,601	5.8309%	6.0498%
01/06/2030		1,347,522	-83,038	0	1,264,484	5.8769%	6.0992%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 60 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
Steigerwald	deront		31/05/2021	Override	Hardcore(5.5%)	0	0	0	0	0%	0%	0%	0%
Arzneimittelwerk
GmbH
Vacant	deront		31/01/2027	Override	Hardcore(5.5%)	0	0	0	0	0%	0%	0%	0%
VIDI GmbH	deront		31/12/2022	Override	Hardcore(5.5%)	0	0	0	0	0%	0%	0%	0%
VIDI GmbH	deront		31/12/2022	Override	Hardcore(5.5%)	0	0	0	0	0%	0%	0%	0%
VIDI GmbH	deront		31/12/2022	Override	Hardcore(5.5%)	0	0	0	0	0%	0%	0%	0%
VIDI GmbH	deront		31/12/2022	Override	Hardcore(5.5%)	0	0	0	0	0%	0%	0%	0%
VIDI GmbH	deront		31/12/2022	Override	Hardcore(5.5%)	0	0	0	0	0%	0%	0%	0%
VIDI GmbH	deront		31/12/2022	Override	Hardcore(5.5%)	0	0	0	0	0%	0%	0%	0%
VIDI GmbH	deront		31/12/2022	Override	Hardcore(5.5%)	0	0	0	0	0%	0%	0%	0%
VIDI GmbH	deront		31/12/2022	Override	Hardcore(5.5%)	0	0	0	0	0%	0%	0%	0%
VIDI GmbH	deront		31/12/2022	Override	Hardcore(5.5%)	0	0	0	0	0%	0%	0%	0%
VIDI GmbH	deront		31/12/2022	Override	Hardcore(5.5%)	0	0	0	0	0%	0%	0%	0%
VIDI GmbH	deront		31/12/2022	Override	Hardcore(5.5%)	0	0	0	0	0%	0%	0%	0%
VIDI GmbH	deront		31/12/2022	Override	Hardcore(5.5%)	0	0	0	0	0%	0%	0%	0%
Bauder	deront		31/05/2030	Override	Hardcore(5.5%)	9,341	9,341	16,200	231,876	3.8539%	4.0286%	5.5%	6.6178%
Autovermietung
und Spedition
GmbH
Bauder	deront		31/05/2030	Override	Hardcore(5.5%)	46,032	46,032	0	298,315	15.4305%	15.4305%	5.5%	-0.7433%
Autovermietung
und Spedition
GmbH
Vacant	deront		31/01/2027	Override	Hardcore(5.5%)	0	0	317,460	5,132,148	0%	0%	5.5%	5.7968%
Vacant	deront		31/01/2027	Override	Hardcore(5.5%)	0	0	69,840	1,140,472	0%	0%	5.5%	5.8006%
Bauder	deront		31/05/2030	Override	Hardcore(5.5%)	180,493	180,493	229,548	3,597,514	4.8576%	5.0172%	5.5%	5.9795%
Autovermietung
und Spedition
GmbH
Vacant	deront		31/01/2027	Override	Hardcore(5.5%)	0	0	51,942	839,709	0%	0%	5.5%	5.7968%
Steigerwald	deront		31/05/2021	Override	Hardcore(5.5%)	257,283	257,283	218,064	3,763,384	6.6916%	6.8365%	5.5%	5.43%
Arzneimittelwerk
GmbH
Stahlgruber GmbH	deront		31/08/2022	Override	Hardcore(5.5%)	152,497	152,497	143,418	2,480,253	6.0039%	6.1485%	5.5%	5.4188%
Vacant	deront		31/01/2027	Override	Hardcore(5.5%)	0	0	41,670	680,462	0%	0%	5.5%	5.8006%
VIDI GmbH	deront		31/12/2022	Override	Hardcore(5.5%)	38,014	38,014	36,630	637,649	5.8179%	5.9616%	5.5%	5.4414%
VIDI GmbH	deront		31/12/2022	Override	Hardcore(5.5%)	43,232	43,232	41,670	725,363	5.8165%	5.9601%	5.5%	5.4415%
Vacant	deront		31/01/2027	Override	Hardcore(5.5%)	0	0	20,430	333,617	0%	0%	5.5%	5.8006%
Vacant	deront		31/01/2027	Override	Hardcore(5.5%)	0	0	115,650	1,888,539	0%	0%	5.5%	5.8006%
Vacant	deront		31/01/2027	Override	Hardcore(5.5%)	0	0	45,000	734,840	0%	0%	5.5%	5.8006%

Printed on: 09/03/2021 15:07:43 Page: 61 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Argonstraat 116-166,Argonstraat 116-166,Zoetermeer ,2718 SM,Netherlands
External ID	nlargo02

Gross Valuation		3,573,172
Capital Expenses		-64,588
Net Value Before fees		3,508,584

Less	Stamp Duty	@8% Net Sale Price			257,511
	Agent Fee	@0.8% Net Sale Price			25,751
	Legal Fees	@0.2% Net Sale Price			6,438

Net Valuation		3,218,884
Say		3,220,000

Equivalent Yield		6.5588%	True Equivalent Yield		6.8383%
Initial Yield (Valuation Rent)		6.048%	Initial Yield (Contracted Rent)		6.048%
Reversion Yield		6.6304%

Total Valuation Rent		226,810	Total Contracted Rent		226,810
Total Rental Value		259,430	Number of Tenants		14
Capital value Per Area		1,084.18

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		226,810	-14,610	0	212,200	6.048%	6.2837%
01/05/2021		229,085	-14,655	0	214,430	6.1116%	6.3523%
01/08/2021		246,335	-14,655	0	231,680	6.6032%	6.885%
01/10/2021		256,581	-14,860	0	241,721	6.8894%	7.1966%
01/11/2021		256,830	-14,865	0	241,965	6.8964%	7.2042%
01/10/2022		255,982	-14,848	0	241,134	6.8727%	7.1783%
01/11/2022		262,530	-14,979	0	247,551	7.0556%	7.378%
01/01/2023		260,079	-14,930	0	245,149	6.9871%	7.3032%
01/03/2023		257,237	-14,873	0	242,364	6.9077%	7.2166%
01/05/2023		255,654	-14,842	0	240,812	6.8635%	7.1684%
01/01/2024		255,582	-14,840	0	240,742	6.8615%	7.1662%
15/10/2024		260,473	-14,938	0	245,535	6.9981%	7.3153%
01/07/2025		259,430	-14,917	0	244,513	6.969%	7.2834%
01/02/2026		259,430	-26,797	0	232,633	6.6304%	6.9145%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 62 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
S. Koucheh Meshki	nlargo02		31/12/2023	Let	Hardcore(6.5%)	10,914	10,914	9,405	135,204	7.6499%	8.0722%	6.5%	6.2278%
ARS T&TT Services	nlargo02		30/09/2021	Let	Hardcore(6.5%)	29,829	29,829	40,075	554,210	5.0034%	5.3823%	6.5%	6.4854%
B.V.
S. Koucheh Meshki	nlargo02		31/12/2023	Let	Hardcore(6.5%)	9,768	9,768	11,205	153,133	5.9768%	6.3788%	6.5%	6.5647%
Akihito	nlargo02		31/12/2022	Let	Hardcore(6.5%)	11,856	11,856	9,405	135,589	8.3091%	8.7441%	6.5%	6.2101%
Zoetermeer B.V.
De heer S.	nlargo02		30/06/2025	Let	Hardcore(6.5%)	10,448	10,448	9,405	135,205	7.3121%	7.7275%	6.5%	6.2277%
Koucheh Meshki
h.o.d.n. Mega
Scoot Hallo Pizza
en Car Selection
Dhr. R.A. Knoop	nlargo02		31/10/2021	Let	Hardcore(6.5%)	9,061	9,061	9,310	130,420	6.5409%	6.9476%	6.5%	6.4274%
h.o.d.n. Fika
Hoveniers o.a.
S. van Bergen	nlargo02		30/09/2022	Let	Hardcore(6.5%)	14,798	14,798	13,950	195,195	7.1615%	7.5812%	6.5%	6.3546%
h.o.d.n. SVB
Automotive Advies
& Bemiddeling
V.O.F. Wellner	nlargo02		14/10/2024	Let	Hardcore(6.5%)	36,459	36,459	41,350	562,580	6.0754%	6.4807%	6.5%	6.5847%
Automobiliteit
RSV Telecom B.V.	nlargo02		31/10/2022	Let	Hardcore(6.5%)	32,857	32,857	39,405	540,993	5.6788%	6.0735%	6.5%	6.5345%
Dhr. M. El Biyar	nlargo02		30/04/2023	Let	Hardcore(6.5%)	17,741	17,741	18,900	260,423	6.404%	6.8124%	6.5%	6.4531%
h.o.d.n. SQORE
Interieurbouw
Elizabeth Craft	nlargo02		30/04/2023	Let	Hardcore(6.5%)	12,672	12,672	9,930	144,147	8.3569%	8.7911%	6.5%	6.1653%
Designs Inc.
ODV	nlargo02		30/04/2021	Let	Hardcore(6.5%)	17,485	17,485	19,760	277,001	5.9185%	6.3122%	6.5%	6.4346%
Zonnepanelen B.V.
E.R. Bandel en	nlargo02		28/02/2023	Let	Hardcore(6.5%)	12,922	12,922	10,080	146,039	8.4125%	8.8483%	6.5%	6.1767%
F.A. Bandel-Toorop
h.o.d.n. Bandel
Facilitaire Diensten
V.O.F.
Vacant	nlargo02		31/07/2026	Vacant	Hardcore(7.5%)	0	0	17,250	203,034	0%	0%	7.5%	7.7121%

Printed on: 09/03/2021 15:07:43 Page: 63 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Breguetlaan 67,Breguetlaan 67,Oude Meer ,1438 BD,Netherlands
External ID	nlbreg

Gross Valuation		26,219,764
Capital Expenses		-707,412
Net Value Before fees		25,512,352

Less	Stamp Duty	@8% Net Sale Price			1,872,466
	Agent Fee	@0.8% Net Sale Price			187,247
	Legal Fees	@0.2% Net Sale Price			46,812

Net Valuation		23,405,827
Say		23,400,000

Equivalent Yield		5.7056%	True Equivalent Yield		5.9177%
Initial Yield (Valuation Rent)		4.8964%	Initial Yield (Contracted Rent)		4.8964%
Reversion Yield		5.7816%

Total Valuation Rent		1,345,146	Total Contracted Rent		1,345,146
Total Rental Value		1,636,925	Number of Tenants		32
Capital value Per Area		1,380.94

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		1,345,146	-95,956	0	1,249,190	4.8964%	5.05%
02/03/2021		1,334,895	-95,751	0	1,239,144	4.857%	5.0081%
01/08/2021		1,718,305	-95,751	0	1,622,554	6.3599%	6.6209%
01/09/2021		1,718,838	-95,761	0	1,623,077	6.3619%	6.6232%
01/11/2021		1,721,907	-95,823	0	1,626,084	6.3737%	6.6359%
17/03/2023		1,716,557	-95,716	0	1,620,841	6.3532%	6.6137%
01/08/2023		1,717,362	-95,732	0	1,621,630	6.3563%	6.617%
01/09/2023		1,715,467	-95,694	0	1,619,773	6.349%	6.6091%
01/11/2023		1,711,947	-95,624	0	1,616,323	6.3355%	6.5945%
01/02/2024		1,711,594	-95,617	0	1,615,977	6.3341%	6.593%
01/03/2024		1,705,253	-95,490	0	1,609,763	6.3097%	6.5666%
01/09/2024		1,696,705	-95,319	0	1,601,386	6.2769%	6.5311%
01/10/2024		1,702,566	-95,436	0	1,607,130	6.2994%	6.5555%
01/12/2024		1,706,656	-95,518	0	1,611,138	6.3151%	6.5725%
01/12/2025		1,626,876	-93,922	0	1,532,954	6.0087%	6.2413%
01/01/2026		1,625,515	-93,895	0	1,531,620	6.0034%	6.2356%
01/02/2026		1,625,515	-161,675	0	1,463,840	5.7378%	5.9496%
01/04/2029		1,608,330	-161,331	0	1,446,999	5.6718%	5.8787%
01/10/2030		1,636,925	-161,903	0	1,475,022	5.7816%	5.9967%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 64 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
Blygold Schiphol	nlbreg		16/03/2023	Let	Hardcore(5.5%)	41,855	41,855	36,505	614,506	6.4522%	6.8112%	5.5%	5.3497%
B.V.
Bollore Logistics	nlbreg		30/09/2024	Let	Hardcore(5.5%)	50,789	50,789	56,650	923,502	5.1596%	5.4996%	5.5%	5.5585%
Netherlands B.V.
Bollore Logistics	nlbreg		31/12/2025	Let	Hardcore(5.5%)	65,361	65,361	66,000	1,094,977	5.6238%	5.9692%	5.5%	5.4618%
Netherlands B.V.
DG Packaging B.V.	nlbreg		31/01/2024	Let	Hardcore(5.5%)	35,438	35,438	35,085	581,240	5.7487%	6.097%	5.5%	5.4304%
DooH Solutions &	nlbreg		30/09/2030	Let	Hardcore(5.5%)	121,650	121,650	150,245	2,282,712	4.9758%	5.3292%	5.5%	5.9323%
Services B.V.
Express-Cargo	nlbreg		31/12/2025	Let	Hardcore(5.5%)	40,000	40,000	38,000	637,171	5.9285%	6.2777%	5.5%	5.3698%
Holland B.V.
FedEx Express	nlbreg		30/11/2025	Let	Hardcore(5.5%)	544,320	544,320	464,540	8,003,968	6.447%	6.8006%	5.5%	5.2181%
Netherlands B.V.
HET B.V.	nlbreg		31/08/2023	Let	Hardcore(5.5%)	40,000	40,000	38,105	634,917	5.949%	6.3%	5.5%	5.4026%
Hollandia	nlbreg		30/11/2024	Let	Hardcore(5.5%)	21,100	21,100	25,190	405,400	4.8676%	5.2047%	5.5%	5.6304%
Forwarding B.V.
IFlex Logistics B.V.	nlbreg		31/07/2023	Let	Hardcore(5.5%)	40,000	40,000	40,805	673,079	5.5966%	5.9428%	5.5%	5.4535%
i.o.
Modulex B.V.	nlbreg		31/08/2024	Let	Hardcore(5.5%)	43,073	43,073	34,525	597,911	6.8433%	7.2039%	5.5%	5.1981%
Morrison Express	nlbreg		31/10/2021	Let	Hardcore(5.5%)	16,181	16,181	19,250	317,985	4.7598%	5.0886%	5.5%	5.4855%
Netherlands B.V.
Pentagon	nlbreg		29/02/2024	Let	Hardcore(5.5%)	43,895	43,895	40,805	683,255	6.072%	6.4244%	5.5%	5.3723%
International B.V.
Pentagon	nlbreg		29/02/2024	Let	Hardcore(5.5%)	9,821	9,821	10,780	176,676	5.2188%	5.5588%	5.5%	5.5288%
International B.V.
Pentagon	nlbreg		29/02/2024	Let	Hardcore(5.5%)	28,010	28,010	23,800	403,680	6.5788%	6.9387%	5.5%	5.2793%
International B.V.
RS Global B.V.	nlbreg		31/10/2023	Let	Hardcore(5.5%)	35,000	35,000	31,480	529,231	6.258%	6.6134%	5.5%	5.3508%
Special Cargo	nlbreg		30/03/2024	Let	Hardcore(5.5%)	0	0	0	0	0%	0%	0%	0%
Services B.V.
Special Cargo	nlbreg		30/03/2024	Let	Hardcore(5.5%)	43,999	43,999	37,425	660,280	6.3179%	6.6637%	5.5%	5.0968%
Services B.V.
Special Cargo	nlbreg		30/03/2024	Let	Hardcore(5.5%)	74,131	74,131	63,520	1,117,517	6.2877%	6.6335%	5.5%	5.1131%
Services B.V.
Stamhuis Schiphol	nlbreg		31/08/2021	Let	Hardcore(5.5%)	40,272	40,272	40,805	674,584	5.6237%	5.9699%	5.5%	5.4414%
B.V.
TUI Nederland	nlbreg		01/03/2021	Let	Hardcore(5.5%)	10,251	10,251	0	840	1196.2203%	1220.633%	5.4851%	0%
N.V.
Vacant	nlbreg		31/07/2026	Vacant	Hardcore(6.5%)	0	0	101,310	1,379,315	0%	0%	6.5%	6.6555%
Vacant	nlbreg		31/07/2026	Vacant	Hardcore(6.5%)	0	0	0	0	0%	0%	0%	0%
Vacant	nlbreg		31/07/2026	Vacant	Hardcore(6.5%)	0	0	0	0	0%	0%	0%	0%
Vacant	nlbreg		31/07/2026	Vacant	Hardcore(6.5%)	0	0	27,370	369,350	0%	0%	6.5%	6.6355%
Vacant	nlbreg		31/07/2026	Vacant	Hardcore(6.5%)	0	0	22,950	309,703	0%	0%	6.5%	6.6355%
Vacant	nlbreg		31/07/2026	Vacant	Hardcore(6.5%)	0	0	28,050	381,895	0%	0%	6.5%	6.6555%
Vacant	nlbreg		31/07/2026	Vacant	Hardcore(6.5%)	0	0	29,700	404,360	0%	0%	6.5%	6.6555%
Vacant	nlbreg		31/07/2026	Vacant	Hardcore(6.5%)	0	0	30,580	416,341	0%	0%	6.5%	6.6555%
Vacant	nlbreg		31/07/2026	Vacant	Hardcore(6.5%)	0	0	103,340	1,402,033	0%	0%	6.5%	6.6476%
Vacant	nlbreg		31/07/2026	Vacant	Hardcore(6.5%)	0	0	17,160	233,630	0%	0%	6.5%	6.6555%
Vacant	nlbreg		31/07/2026	Vacant	Hardcore(6.5%)	0	0	22,950	309,703	0%	0%	6.5%	6.6355%

Printed on: 09/03/2021 15:07:43 Page: 65 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Bunsenstraat 13-23,Bunsenstraat 13-23, Dordrecht ,3316 GC,Netherlands
External ID	nlbuns

Gross Valuation		7,442,359
Capital Expenses		-107,811
Net Value Before fees		7,334,548

Less	Stamp Duty	@8% Net Sale Price			538,315
	Agent Fee	@0.8% Net Sale Price			53,832
	Legal Fees	@0.2% Net Sale Price			13,458

Net Valuation		6,728,943
Say		6,730,000

Equivalent Yield		6.1677%	True Equivalent Yield		6.4157%
Initial Yield (Valuation Rent)		5.4871%	Initial Yield (Contracted Rent)		5.4871%
Reversion Yield		6.1737%

Total Valuation Rent		432,613	Total Contracted Rent		432,613
Total Rental Value		520,780	Number of Tenants		9
Capital value Per Area		708.05

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		432,613	-30,156	0	402,457	5.4871%	5.6806%
01/10/2021		444,728	-30,399	0	414,329	5.649%	5.8542%
01/02/2022		536,725	-30,264	0	506,461	6.9051%	7.2138%
01/03/2022		530,671	-30,143	0	500,528	6.8243%	7.1256%
01/02/2023		531,691	-30,163	0	501,528	6.8379%	7.1404%
01/06/2023		533,807	-30,205	0	503,602	6.8662%	7.1712%
01/04/2024		520,780	-29,945	0	490,835	6.6921%	6.9816%
01/02/2026		520,780	-67,965	0	452,815	6.1737%	6.4195%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 66 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
Ergef Delmonte	nlbuns		31/01/2022	Let	Hardcore(6%)	48,213	48,213	41,470	622,737	7.3375%	7.7421%	6%	5.8261%
Beheer B.V.
Fastenal Europe	nlbuns		30/09/2021	Let	Hardcore(6%)	78,825	78,825	83,120	1,228,826	6.0327%	6.4147%	6%	5.8905%
B.V.
Fastenal Europe	nlbuns		30/09/2021	Let	Hardcore(6%)	75,060	75,060	78,970	1,165,769	6.0559%	6.4387%	6%	5.8867%
B.V.
Fastenal Europe	nlbuns		30/09/2021	Let	Hardcore(6%)	75,060	75,060	78,970	1,165,769	6.0559%	6.4387%	6%	5.8867%
B.V.
HSP Worldwide	nlbuns		31/01/2023	Let	Hardcore(6%)	48,000	48,000	49,020	725,746	6.2283%	6.6139%	6%	5.8965%
Hydraulic Spare
Parts B.V.
IJzer en	nlbuns		28/02/2022	Let	Hardcore(6%)	6,054	6,054	0	-12,882	0%	0%	6%	0%
Schroothandel B
en S V.O.F.
Secoa B.V.	nlbuns		31/03/2024	Let	Hardcore(6%)	54,497	54,497	41,470	652,354	7.9484%	8.3539%	6%	5.5616%
UT Quality B.V.	nlbuns		31/05/2023	Let	Hardcore(6%)	46,904	46,904	49,020	723,185	6.1019%	6.4858%	6%	5.9173%
Vacant	nlbuns		31/01/2027	Vacant	Hardcore(7%)	0	0	98,740	1,170,855	0%	0%	7%	7.3921%

Printed on: 09/03/2021 15:07:43 Page: 67 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Elftweg 32-54,Elftweg 32-54,Raamsdonksveer ,4941 VP,Netherlands
External ID	nlelft

Gross Valuation		4,157,039
Capital Expenses		-27,723
Net Value Before fees		4,129,316

Less	Stamp Duty	@8% Net Sale Price			303,069
	Agent Fee	@0.8% Net Sale Price			30,307
	Legal Fees	@0.2% Net Sale Price			7,577

Net Valuation		3,788,363
Say		3,790,000

Equivalent Yield		8.4064%	True Equivalent Yield		8.868%
Initial Yield (Valuation Rent)		5.2562%	Initial Yield (Contracted Rent)		5.2562%
Reversion Yield		8.4014%

Total Valuation Rent		239,573	Total Contracted Rent		239,573
Total Rental Value		409,945	Number of Tenants		13
Capital value Per Area		384.26

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		239,573	-22,528	0	217,046	5.2562%	5.4335%
01/03/2021		254,341	-22,823	0	231,518	5.6067%	5.8088%
02/03/2021		287,966	-23,495	0	264,471	6.4047%	6.6695%
01/10/2021		289,050	-23,517	0	265,533	6.4304%	6.6974%
01/01/2022		283,250	-23,401	0	259,849	6.2928%	6.5483%
01/02/2022		404,386	-23,461	0	380,925	9.2249%	9.7823%
01/03/2024		409,945	-23,572	0	386,373	9.3568%	9.9307%
01/02/2026		409,945	-63,024	0	346,921	8.4014%	8.8618%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 68 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
Ad Kemmeren	nlelft		31/01/2022	Let	Hardcore(7.9%)	25,544	25,544	28,525	312,853	7.6596%	8.1648%	7.9%	7.6793%
Transport B.V.
AtexLicht B.V.	nlelft		31/12/2021	Let	Hardcore(7.9%)	36,000	36,000	30,200	339,938	10.0452%	10.5902%	7.9%	7.5165%
FPE Seals B.V.	nlelft		30/09/2021	Let	Hardcore(7.9%)	32,586	32,586	33,670	370,358	8.2816%	8.7985%	7.9%	7.6115%
Lex en Max B.V.	nlelft		29/02/2024	Let	Hardcore(7.9%)	31,849	31,849	36,070	389,128	7.6734%	8.1847%	7.9%	7.838%
Lex en Max B.V.	nlelft		29/02/2024	Let	Hardcore(7.9%)	17,377	17,377	18,715	203,295	8.0315%	8.5477%	7.9%	7.738%
Maro Trading Co.	nlelft		28/02/2021	Let	Hardcore(7.9%)	31,132	31,132	35,865	397,081	7.3447%	7.8402%	7.9%	7.6273%
B.V.
Maro Trading Co.	nlelft		28/02/2021	Let	Hardcore(7.9%)	33,859	33,859	39,180	433,919	7.3084%	7.8031%	7.9%	7.6289%
B.V.
Maro Trading Co.	nlelft		28/02/2021	Let	Hardcore(7.9%)	31,026	31,026	35,740	395,695	7.3454%	7.8409%	7.9%	7.6273%
B.V.
Storage Share B.V.	nlelft		01/03/2021	Let	Hardcore(7.9%)	200	200	33,825	379,533	-0.2826%	0.0527%	7.9%	7.7516%
Vacant	nlelft		31/01/2027	Vacant	Hardcore(10%)	0	0	30,015	237,698	0%	0%	10%	10.688%
Vacant	nlelft		31/01/2027	Vacant	Hardcore(10%)	0	0	29,695	235,171	0%	0%	10%	10.6882%
Vacant	nlelft		31/01/2027	Vacant	Hardcore(10%)	0	0	28,825	227,911	0%	0%	10%	10.6794%
Vacant	nlelft		31/01/2027	Vacant	Hardcore(10%)	0	0	29,620	234,458	0%	0%	10%	10.6854%

Printed on: 09/03/2021 15:07:43 Page: 69 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Energieweg 75-81,Energieweg 75-81,Zoeterwoude ,2382 NH,Netherlands
External ID	nleneg

Gross Valuation		4,029,722
Capital Expenses		-10,209
Net Value Before fees		4,019,513

Less	Stamp Duty	@8% Net Sale Price			295,010
	Agent Fee	@0.8% Net Sale Price			29,501
	Legal Fees	@0.2% Net Sale Price			7,375

Net Valuation		3,687,627
Say		3,690,000

Equivalent Yield		5.75%	True Equivalent Yield		5.9639%
Initial Yield (Valuation Rent)		5.6616%	Initial Yield (Contracted Rent)		5.6616%
Reversion Yield		5.728%

Total Valuation Rent		242,315	Total Contracted Rent		242,315
Total Rental Value		263,959	Number of Tenants		5
Capital value Per Area		795.94

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		242,315	-14,745	0	227,570	5.6616%	5.8678%
01/04/2022		256,523	-15,029	0	241,494	6.008%	6.2406%
01/07/2022		250,105	-14,901	0	235,204	5.8516%	6.072%
01/01/2023		258,987	-15,078	0	243,909	6.0681%	6.3054%
01/02/2026		258,987	-33,622	0	225,365	5.6068%	5.8089%
01/07/2026		215,897	-33,722	0	182,175	4.5323%	4.6636%
01/10/2026		263,959	-33,722	0	230,237	5.728%	5.9391%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 70 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
De Graaf	nleneg		31/03/2022	Let	Hardcore	6,486	6,486	11,138	170,459	3.4839%	3.805%	5.75%	5.8416%
Automaterialen					(5.75%)
B.V.
De Graaf	nleneg		31/03/2022	Let	Hardcore	52,416	52,416	61,972	948,131	5.1727%	5.5284%	5.75%	5.7001%
Automaterialen					(5.75%)
B.V.
Mepaco B.V.	nleneg		30/06/2026	Let	Hardcore	43,090	43,090	48,062	705,802	5.7276%	6.1051%	5.75%	5.8654%
					(5.75%)
Dhr. J.M. Fontein	nleneg		30/06/2022	Let	Hardcore	52,730	52,730	46,312	716,158	6.9731%	7.3629%	5.75%	5.5503%
h.o.d.n. Fontein					(5.75%)
Ontruimingen
Van Voskuilen	nleneg		31/12/2022	Let	Hardcore	87,593	87,593	96,475	1,489,172	5.5214%	5.882%	5.75%	5.7138%
Infratechniek B.V.					(5.75%)

Printed on: 09/03/2021 15:07:43 Page: 71 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Energieweg 39-41,Energieweg 39-41,Zoeterwoude ,2382 NH,Netherlands
External ID	nlengie

Gross Valuation		3,757,015
Capital Expenses		-10,000
Net Value Before fees		3,747,015

Less	Stamp Duty	@8% Net Sale Price			275,010
	Agent Fee	@0.8% Net Sale Price			27,501
	Legal Fees	@0.2% Net Sale Price			6,875

Net Valuation		3,437,628
Say		3,440,000

Equivalent Yield		5.75%	True Equivalent Yield		5.9732%
Initial Yield (Valuation Rent)		6.5083%	Initial Yield (Contracted Rent)		6.5083%
Reversion Yield		5.4513%

Total Valuation Rent		257,789	Total Contracted Rent		257,789
Total Rental Value		233,753	Number of Tenants		2
Capital value Per Area		857.21

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		257,789	-13,922	0	243,867	6.5083%	6.7819%
01/02/2026		257,789	-29,974	0	227,815	6.0799%	6.3182%
01/10/2027		252,677	-29,871	0	222,806	5.9462%	6.1739%
01/07/2028		233,753	-29,493	0	204,260	5.4513%	5.6422%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 72 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
Dani-Tech B.V.	nlengie		30/06/2028	Let	Hardcore	187,402	187,402	168,478	2,723,085	6.5123%	6.882%	5.75%	5.4181%
					(5.75%)
Forma Groep B.V.	nlengie		30/09/2027	Let	Hardcore	70,387	70,387	65,275	1,033,930	6.4348%	6.8077%	5.75%	5.486%
					(5.75%)

Printed on: 09/03/2021 15:07:43 Page: 73 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Goeseelsstraat 6-21,Goeseelsstraat 6-21,Breda ,4817 MV,Netherlands
External ID	nlgoes

Gross Valuation		3,495,650
Capital Expenses		-22,202
Net Value Before fees		3,473,448

Less	Stamp Duty	@8% Net Sale Price			254,932
	Agent Fee	@0.8% Net Sale Price			25,493
	Legal Fees	@0.2% Net Sale Price			6,373

Net Valuation		3,186,650
Say		3,190,000

Equivalent Yield		5.6%	True Equivalent Yield		5.805%
Initial Yield (Valuation Rent)		6.1632%	Initial Yield (Contracted Rent)		6.1632%
Reversion Yield		5.5343%

Total Valuation Rent		226,726	Total Contracted Rent		226,726
Total Rental Value		216,450	Number of Tenants		16
Capital value Per Area		1,083.93

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		226,726	-12,651	0	214,075	6.1632%	6.4081%
15/03/2021		224,011	-12,597	0	211,414	6.0866%	6.3254%
15/05/2021		223,647	-12,590	0	211,057	6.0763%	6.3143%
01/07/2021		223,818	-12,593	0	211,225	6.0811%	6.3195%
01/08/2021		223,874	-12,594	0	211,280	6.0827%	6.3212%
15/10/2021		225,535	-12,628	0	212,907	6.1296%	6.3718%
01/11/2021		223,947	-12,596	0	211,351	6.0848%	6.3234%
01/07/2022		223,076	-12,578	0	210,498	6.0602%	6.2969%
15/07/2022		220,446	-12,526	0	207,920	5.986%	6.2168%
01/08/2022		221,222	-12,541	0	208,681	6.0079%	6.2404%
01/09/2022		219,145	-12,500	0	206,645	5.9493%	6.1773%
01/10/2022		217,075	-12,458	0	204,617	5.8909%	6.1143%
01/06/2023		217,968	-12,476	0	205,492	5.9161%	6.1415%
01/08/2024		216,450	-12,446	0	204,004	5.8732%	6.0953%
01/02/2026		216,450	-24,218	0	192,232	5.5343%	5.7312%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 74 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
SiDra v.o.f.	nlgoes		14/07/2022	Let	Hardcore(5.6%)	15,905	15,905	13,275	217,137	6.9491%	7.3249%	5.6%	5.4305%
De heer A.H.	nlgoes		31/07/2022	Let	Hardcore(5.6%)	11,999	11,999	12,775	204,423	5.5179%	5.8697%	5.6%	5.5475%
Selder h.o.d.n.
Challenge69
DPG Distributie	nlgoes		14/10/2021	Let	Hardcore(5.6%)	11,114	11,114	12,775	204,393	5.0944%	5.4376%	5.6%	5.5483%
B.V.
Samson B.V.	nlgoes		14/05/2021	Let	Hardcore(5.6%)	12,964	12,964	12,600	202,370	6.0445%	6.4061%	5.6%	5.5124%
De heer	nlgoes		31/07/2021	Let	Hardcore(5.6%)	13,964	13,964	14,020	225,274	5.8413%	6.1987%	5.6%	5.5177%
X.W.G.H.M. van
Dinther tevens
h.o.d.n. Flex
Verhuizingen
Crew Solutions	nlgoes		31/10/2021	Let	Hardcore(5.6%)	13,203	13,203	12,600	202,694	6.1504%	6.5138%	5.6%	5.5036%
B.V.
De heer R.S.M.	nlgoes		14/03/2021	Let	Hardcore(5.6%)	15,490	15,490	12,775	205,800	7.1434%	7.5267%	5.6%	5.5104%
Snepvangers hodn
Hydrall
Dhr T.A.L. van der	nlgoes		30/06/2022	Let	Hardcore(5.6%)	13,646	13,646	12,775	206,621	6.2404%	6.6044%	5.6%	5.4885%
Velden h.o.d.n AR
Print Belettering
The Protein	nlgoes		30/09/2022	Let	Hardcore(5.6%)	16,500	16,500	14,430	235,563	6.6347%	7.0045%	5.6%	5.4475%
Brewery B.V.
Hydrall	nlgoes		31/08/2022	Let	Hardcore(5.6%)	17,852	17,852	15,775	257,352	6.5682%	6.9368%	5.6%	5.4586%
Vander Velopment	nlgoes		30/06/2021	Let	Hardcore(5.6%)	15,604	15,604	15,775	254,281	5.7811%	6.1365%	5.6%	5.5246%
B.V.
Citysteps V.O.F.	nlgoes		31/10/2021	Let	Hardcore(5.6%)	16,760	16,760	15,775	255,038	6.2082%	6.5716%	5.6%	5.5082%
R.A.J.T. Boeken	nlgoes		31/05/2023	Let	Hardcore(5.6%)	11,882	11,882	12,775	203,623	5.4833%	5.8353%	5.6%	5.5693%
tevens h.o.d.n.
Onze Bio Slager
The Protein	nlgoes		31/07/2024	Let	Hardcore(5.6%)	13,281	13,281	12,775	207,026	6.0554%	6.4151%	5.6%	5.4778%
Brewery B.V.
The Protein	nlgoes		31/07/2024	Let	Hardcore(5.6%)	13,281	13,281	12,775	207,026	6.0554%	6.4151%	5.6%	5.4778%
Brewery B.V.
The Protein	nlgoes		31/07/2024	Let	Hardcore(5.6%)	13,281	13,281	12,775	207,026	6.0554%	6.4151%	5.6%	5.4778%
Brewery B.V.

Printed on: 09/03/2021 15:07:43 Page: 75 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Groot Mijdrechtstraat 37-39,Groot Mijdrechtstraat 37-39,Mijdrecht ,3641 RV,Netherlands
External ID	nlgroo

Gross Valuation		11,118,820
Capital Expenses		-140,000
Net Value Before fees		10,978,820

Less	Stamp Duty	@8% Net Sale Price			805,785
	Agent Fee	@0.8% Net Sale Price			80,578
	Legal Fees	@0.2% Net Sale Price			20,145

Net Valuation		10,072,312
Say		10,075,000

Equivalent Yield		6.25%	True Equivalent Yield		6.5045%
Initial Yield (Valuation Rent)		6.0647%	Initial Yield (Contracted Rent)		6.0647%
Reversion Yield		6.2562%

Total Valuation Rent		709,907	Total Contracted Rent		709,907
Total Rental Value		796,805	Number of Tenants		6
Capital value Per Area		628.39

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		709,907	-44,078	0	665,829	6.0647%	6.3017%
02/03/2021		770,027	-45,281	0	724,746	6.6013%	6.8829%
01/05/2021		771,219	-45,305	0	725,914	6.612%	6.8945%
01/03/2022		723,271	-44,346	0	678,925	6.184%	6.4306%
01/09/2023		742,133	-44,723	0	697,410	6.3523%	6.6128%
01/01/2024		796,805	-45,816	0	750,989	6.8403%	7.1431%
01/02/2026		796,805	-109,948	0	686,857	6.2562%	6.5087%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 76 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
Alpla Nederland	nlgroo		28/02/2022	Let	Hardcore	230,748	230,748	182,800	2,618,665	8.3737%	8.8117%	6.25%	5.979%
B.V.					(6.25%)
Alpla Nederland	nlgroo		31/12/2023	Let	Hardcore	417,638	417,638	472,310	6,521,535	6.0043%	6.404%	6.25%	6.2264%
B.V.					(6.25%)
Isero	nlgroo		31/08/2023	Let	Hardcore	58,513	58,513	77,375	1,051,862	5.1757%	5.5628%	6.25%	6.3531%
IJzerwarengroep					(6.25%)
B.V.
Storage Share B.V.	nlgroo		01/03/2021	Let	Hardcore	190	190	57,440	827,587	-0.2378%	0.023%	6.25%	6.1945%
					(6.25%)
Storage Share B.V.	nlgroo		01/03/2021	Let	Hardcore	10	10	2,880	41,495	-0.2367%	0.0241%	6.25%	6.1945%
					(6.25%)
Verkeerscollege	nlgroo		30/04/2021	Let	Hardcore	2,808	2,808	4,000	57,676	4.5112%	4.8686%	6.25%	6.1898%
Midden Nederland					(6.25%)
B.V.

Printed on: 09/03/2021 15:07:43 Page: 77 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Havenweg 23-40/2-8 Martin Ovenweg 1-16,Havenweg 23-40, 2-8 Martin Ovenweg 1-16,Utrecht
External ID	nlhave

Gross Valuation		10,373,904
Capital Expenses		-222,716
Net Value Before fees		10,151,188

Less	Stamp Duty	@8% Net Sale Price			745,041
	Agent Fee	@0.8% Net Sale Price			74,504
	Legal Fees	@0.2% Net Sale Price			18,626

Net Valuation		9,313,017
Say		9,310,000

Equivalent Yield		5.7997%	True Equivalent Yield		6.0187%
Initial Yield (Valuation Rent)		6.1185%	Initial Yield (Contracted Rent)		6.1185%
Reversion Yield		5.846%

Total Valuation Rent		660,454	Total Contracted Rent		660,454
Total Rental Value		676,415	Number of Tenants		22
Capital value Per Area		844.75

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		660,454	-39,350	0	621,104	6.1185%	6.3599%
01/05/2021		659,078	-39,323	0	619,755	6.1052%	6.3455%
01/08/2021		614,089	-39,288	0	574,801	5.6624%	5.8686%
01/10/2021		582,119	-39,299	0	542,820	5.3474%	5.531%
01/12/2021		543,339	-39,181	0	504,158	4.9665%	5.1246%
01/01/2022		535,566	-39,025	0	496,541	4.8915%	5.0447%
01/02/2022		617,581	-39,025	0	578,556	5.6994%	5.9083%
01/03/2022		650,421	-39,025	0	611,396	6.0229%	6.2566%
01/04/2022		682,976	-39,025	0	643,951	6.3436%	6.6033%
01/05/2022		685,202	-39,070	0	646,132	6.3651%	6.6266%
01/08/2022		686,061	-39,087	0	646,974	6.3734%	6.6356%
01/11/2022		689,099	-39,148	0	649,951	6.4027%	6.6674%
01/01/2023		686,603	-39,098	0	647,505	6.3786%	6.6413%
01/09/2023		685,579	-39,077	0	646,502	6.3687%	6.6305%
01/02/2024		683,673	-39,039	0	644,634	6.3503%	6.6106%
01/03/2024		674,595	-38,857	0	635,738	6.2627%	6.5157%
01/05/2024		674,148	-38,849	0	635,299	6.2584%	6.511%
01/09/2024		679,199	-38,950	0	640,249	6.3071%	6.5638%
01/05/2025		676,528	-38,896	0	637,632	6.2814%	6.5359%
15/08/2025		674,763	-38,861	0	635,902	6.2643%	6.5175%
01/02/2026		674,763	-82,945	0	591,818	5.83%	6.0488%
01/04/2026		676,040	-82,970	0	593,070	5.8424%	6.0621%
01/04/2027		676,415	-82,978	0	593,437	5.846%	6.066%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 78 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
Autoschade	nlhave		31/12/2021	Let	Hardcore	29,228	29,228	21,455	342,461	8.1291%	8.5347%	5.75%	5.5531%
Kalkhoven					(5.75%)
Autoverhuurbedrijf	nlhave		31/12/2022	Let	Hardcore	42,780	42,780	43,615	681,322	5.9133%	6.279%	5.75%	5.6747%
Meijers B.V.					(5.75%)
Co. van Beek	nlhave		31/10/2022	Let	Hardcore	12,052	12,052	15,090	231,473	4.8581%	5.2067%	5.75%	5.7814%
Generatoren					(5.75%)
V.O.F.
CrossFit U1 V.O.F.	nlhave		31/03/2026	Let	Hardcore	40,391	40,391	40,945	638,843	5.9557%	6.3225%	5.75%	5.6844%
					(5.75%)
CrossFit U1 V.O.F.	nlhave		31/03/2026	Let	Hardcore	40,632	40,632	41,355	644,631	5.9365%	6.3031%	5.75%	5.6909%
					(5.75%)
De heer H.	nlhave		31/07/2022	Let	Hardcore	26,586	26,586	27,445	427,904	5.8483%	6.2131%	5.75%	5.6758%
Barkane h.o.d.n.					(5.75%)
BASU Service
Delkash Salim	nlhave		30/04/2024	Let	Hardcore	32,472	32,472	32,025	503,632	6.0802%	6.4476%	5.75%	5.6525%
h.o.d.n. DSA					(5.75%)
Facilities
Dhr. M. El	nlhave		31/08/2023	Let	Hardcore	21,219	21,219	20,195	317,537	6.3102%	6.6824%	5.75%	5.615%
Hamdioui h.o.d.n					(5.75%)
Autobedrijf Mimo
Dhr. T. Reijenga	nlhave		31/03/2027	Let	Hardcore	28,150	28,150	28,525	444,605	5.9642%	6.3315%	5.75%	5.6861%
h.o.d.n. The Bends					(5.75%)
Garage Meva	nlhave		31/08/2024	Let	Hardcore	30,264	30,264	35,315	537,930	5.2673%	5.626%	5.75%	5.8298%
Eenmanszaak					(5.75%)
Garagebedrijf	nlhave		31/12/2022	Let	Hardcore	41,831	41,831	38,500	523,217	7.5591%	7.995%	5.75%	5.2839%
Demcar B.V.					(5.75%)
Harey	nlhave		30/09/2021	Let	Hardcore	31,970	31,970	32,555	495,442	6.0774%	6.4528%	5.75%	5.8435%
Automaterialen					(5.75%)
B.V.
Hertz	nlhave		30/11/2021	Let	Hardcore	38,780	38,780	32,840	512,399	7.1766%	7.5683%	5.75%	5.7002%
Automobielen					(5.75%)
Nederland B.V.
Liffin Events B.V.	nlhave		30/04/2022	Let	Hardcore	8,747	8,747	12,350	191,450	4.2355%	4.5688%	5.75%	5.8083%
					(5.75%)
Liffin Events B.V.	nlhave		30/04/2022	Let	Hardcore	41,157	41,157	39,780	621,439	6.2504%	6.6229%	5.75%	5.6393%
					(5.75%)
Ozkoc	nlhave		31/01/2024	Let	Hardcore	30,931	30,931	29,025	459,470	6.3604%	6.7319%	5.75%	5.6012%
Montagebedrijf					(5.75%)
v.o.f.
Spot & Speaker	nlhave		29/02/2024	Let	Hardcore	40,778	40,778	31,700	521,801	7.4307%	7.8149%	5.75%	5.4008%
B.V.					(5.75%)
Stichting Mitros	nlhave		30/04/2021	Let	Hardcore	22,996	22,996	21,620	338,715	6.414%	6.7892%	5.75%	5.6569%
					(5.75%)
Stichting	nlhave		13/08/2023	Let	Hardcore	30,145	30,145	28,380	450,779	6.3175%	6.6873%	5.75%	5.577%
Ondersteuning					(5.75%)
Opleiding Turnen
(S.O.O.T.)
Stichting WIJ 3.0	nlhave		31/07/2021	Let	Hardcore	44,989	44,989	43,225	657,368	6.4604%	6.8438%	5.75%	5.8292%
					(5.75%)
Utrechtse	nlhave		30/04/2025	Let	Hardcore	24,356	24,356	21,685	349,030	6.6057%	6.9782%	5.75%	5.5062%
Vrijwillige Brigade					(5.75%)
Tot het Redden
van Drenkelingen
Vacant	nlhave		31/01/2027	Vacant	Hardcore	0	0	38,790	482,459	0%	0%	6.75%	7.135%
					(6.75%)

Printed on: 09/03/2021 15:07:43 Page: 79 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Jarmuiden 22-58,Jarmuiden 22-58, Amsterdam ,1046 AD,Netherlands
External ID	nljarm

Gross Valuation		20,296,987
Capital Expenses		-2,691,705
Net Value Before fees		17,605,282

Less	Stamp Duty	@8% Net Sale Price			1,292,131
	Agent Fee	@0.8% Net Sale Price			129,213
	Legal Fees	@0.2% Net Sale Price			32,303

Net Valuation		16,151,635
Say		16,150,000

Equivalent Yield		5.5391%	True Equivalent Yield		5.7317%
Initial Yield (Valuation Rent)		4.7957%	Initial Yield (Contracted Rent)		4.7957%
Reversion Yield		6.5428%

Total Valuation Rent		911,872	Total Contracted Rent		911,872
Total Rental Value		1,284,475	Number of Tenants		22
Capital value Per Area		1,099.76

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		911,872	-67,571	0	844,301	4.7957%	4.943%
01/06/2021		937,006	-68,074	0	868,932	4.9356%	5.0917%
01/01/2022		947,433	-68,282	0	879,151	4.9937%	5.1535%
15/01/2022		995,208	-69,238	0	925,970	5.2596%	5.4372%
01/02/2022		1,084,039	-69,849	0	1,014,190	5.7607%	5.9743%
01/06/2022		1,104,149	-70,251	0	1,033,898	5.8727%	6.0947%
01/07/2022		1,109,050	-70,349	0	1,038,701	5.8999%	6.1241%
01/10/2022		1,112,696	-70,422	0	1,042,274	5.9202%	6.1459%
01/11/2022		1,122,577	-70,619	0	1,051,958	5.9752%	6.2052%
01/01/2023		1,137,234	-70,912	0	1,066,322	6.0568%	6.2932%
01/03/2023		1,140,985	-70,988	0	1,069,997	6.0777%	6.3158%
01/01/2024		1,154,808	-71,264	0	1,083,544	6.1547%	6.3989%
01/07/2024		1,196,713	-72,102	0	1,124,611	6.3879%	6.6513%
01/10/2024		1,201,024	-72,188	0	1,128,836	6.4119%	6.6773%
15/12/2025		1,228,777	-72,743	0	1,156,034	6.5664%	6.845%
01/01/2026		1,251,507	-73,198	0	1,178,309	6.6929%	6.9826%
01/02/2026		1,275,568	-132,419	0	1,143,149	6.4932%	6.7655%
19/06/2026		1,284,475	-132,597	0	1,151,878	6.5428%	6.8194%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 80 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
Alba Cura B.V.	nljarm		28/02/2023	Let	Hardcore(5.5%)	15,999	15,999	19,750	320,538	4.6604%	4.9913%	5.5%	5.5639%
Almalika Bakkerij	nljarm		31/12/2025	Let	Hardcore(5.5%)	14,037	14,037	20,560	311,122	4.1737%	4.5117%	5.5%	5.8979%
B.V.
Almalika Bakkerij	nljarm		31/12/2025	Let	Hardcore(5.5%)	34,833	34,833	51,040	772,301	4.1722%	4.5103%	5.5%	5.8984%
B.V.
Amsterdam	nljarm		14/01/2022	Let	Hardcore(5.5%)	90,245	90,245	138,020	2,232,525	3.7296%	4.0423%	5.5%	5.5363%
Designs B.V.
DEHA B.V.	nljarm		31/10/2022	Let	Hardcore(5.5%)	62,204	62,204	72,085	1,169,335	4.982%	5.3196%	5.5%	5.5016%
Essence Trainingen	nljarm		31/12/2021	Let	Hardcore(5.5%)	79,628	79,628	90,055	1,482,010	5.0376%	5.373%	5.5%	5.4734%
Amsterdam B.V.
Fouradvice V.O.F.	nljarm		31/12/2023	Let	Hardcore(5.5%)	16,013	16,013	19,750	317,965	4.7024%	5.0361%	5.5%	5.6089%
H. & A. Financial	nljarm		30/06/2022	Let	Hardcore(5.5%)	12,089	12,089	16,990	276,087	4.0603%	4.3787%	5.5%	5.574%
Consultancy V.O.F.
Huurverhuislift.nl	nljarm		31/05/2021	Let	Hardcore(5.5%)	51,011	51,011	76,145	1,245,788	3.7836%	4.0947%	5.5%	5.4657%
B.V.
Liscombe B.V.	nljarm		14/12/2025	Let	Hardcore(5.5%)	66,647	66,647	94,400	1,443,039	4.2808%	4.6185%	5.5%	5.8612%
Media Shelf U.S.	nljarm		31/12/2023	Let	Hardcore(5.5%)	21,234	21,234	31,320	489,861	4.0082%	4.3347%	5.5%	5.7198%
B.V.
Medux B.V.	nljarm		31/01/2026	Let	Hardcore(5.5%)	162,879	162,879	186,940	2,982,973	5.1161%	5.4603%	5.5%	5.6178%
Multimedia Trading	nljarm		30/09/2022	Let	Hardcore(5.5%)	13,734	13,734	17,380	282,824	4.5285%	4.856%	5.5%	5.5514%
B.V.
Stichting	nljarm		29/09/2022	Let	Hardcore(5.5%)	12,189	12,189	16,500	260,711	4.3445%	4.6753%	5.5%	5.7348%
Amsterdam
Esnaflar Birligi
Swapfiets B.V.	nljarm		30/06/2024	Let	Hardcore(5.5%)	101,405	101,405	143,310	2,237,447	4.2013%	4.5322%	5.5%	5.7363%
Terapy B.V.	nljarm		31/12/2022	Let	Hardcore(5.5%)	23,818	23,818	35,400	563,963	3.9035%	4.2233%	5.5%	5.6288%
Vacant	nljarm		31/01/2027	Vacant	Hardcore(6.5%)	0	0	58,300	766,803	0%	0%	6.5%	6.8894%
Vision Arena	nljarm		18/06/2026	Let	Hardcore(5.5%)	6,356	6,356	10,780	159,540	3.6509%	3.984%	5.5%	6.1227%
Woninginterieur
Vision Arena	nljarm		18/06/2026	Let	Hardcore(5.5%)	19,197	19,197	23,680	369,318	4.8536%	5.198%	5.5%	5.7226%
Woninginterieur
Welzorg Nederland nljarm			31/01/2022	Let	Hardcore(5.5%)	56,674	56,674	87,205	1,408,478	3.7111%	4.0238%	5.5%	5.5418%
B.V.
Yilka B.V.	nljarm		31/05/2022	Let	Hardcore(5.5%)	39,295	39,295	59,405	953,455	3.8053%	4.1213%	5.5%	5.5719%
icek	nljarm		31/12/2022	Let	Hardcore(5.5%)	12,385	12,385	15,460	250,904	4.6064%	4.9362%	5.5%	5.5587%
Administraties &
Advies V.O.F.

Printed on: 09/03/2021 15:07:43 Page: 81 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Haarlemmerstraatweg 81-137,Haarlemmerstraatweg 81-137,Halfweg ,1165 MK,Netherlands
External ID	nlhaar

Gross Valuation		30,780,402
Capital Expenses		-708,257
Net Value Before fees		30,072,145

Less	Stamp Duty	@8% Net Sale Price			2,207,130
	Agent Fee	@0.8% Net Sale Price			220,713
	Legal Fees	@0.2% Net Sale Price			55,178

Net Valuation		27,589,124
Say		27,600,000

Equivalent Yield		5.5%	True Equivalent Yield		5.6881%
Initial Yield (Valuation Rent)		4.6752%	Initial Yield (Contracted Rent)		4.6752%
Reversion Yield		5.8369%

Total Valuation Rent		1,510,050	Total Contracted Rent		1,510,050
Total Rental Value		1,970,820	Number of Tenants		32
Capital value Per Area		1,080.19

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		1,510,050	-104,107	0	1,405,943	4.6752%	4.8151%
01/07/2021		1,531,813	-104,542	0	1,427,271	4.7462%	4.8904%
01/09/2021		1,536,266	-104,631	0	1,431,635	4.7607%	4.9058%
01/12/2021		1,540,470	-104,715	0	1,435,755	4.7744%	4.9203%
01/07/2022		1,570,003	-105,306	0	1,464,697	4.8706%	5.0226%
01/10/2022		1,573,636	-105,378	0	1,468,258	4.8825%	5.0352%
01/12/2022		1,586,563	-105,637	0	1,480,926	4.9246%	5.08%
01/01/2023		1,597,660	-105,859	0	1,491,801	4.9607%	5.1184%
01/07/2023		1,612,160	-106,149	0	1,506,011	5.008%	5.1688%
01/09/2023		1,636,207	-106,630	0	1,529,577	5.0864%	5.2523%
01/01/2024		1,640,016	-106,706	0	1,533,310	5.0988%	5.2655%
01/03/2024		1,647,685	-106,859	0	1,540,826	5.1238%	5.2921%
01/07/2024		1,659,447	-107,095	0	1,552,352	5.1621%	5.333%
01/11/2024		1,813,766	-110,181	0	1,703,585	5.665%	5.8714%
01/01/2026		1,859,390	-111,094	0	1,748,296	5.8137%	6.0312%
01/02/2026		1,859,390	-213,298	0	1,646,092	5.4738%	5.6663%
01/08/2027		1,925,090	-214,612	0	1,710,478	5.6879%	5.896%
15/03/2029		1,971,418	-215,538	0	1,755,880	5.8389%	6.0584%
01/02/2031		1,970,820	-215,526	0	1,755,294	5.8369%	6.0563%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 82 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
										Initial Yield	Initial Yield
		Next	Earliest	CAP		Contracted	Valuation	Rental	Gross	(Valuation	(Contracted	Equivalent	Reversionary
Tenant Name	Lease ID	Review	Termination	Group	Method	Rent	Rent	Value	Value	Rent)	Rent)	Yield	Yield
YAYA B.V.	nlhaar		31/10/2024	Let	Hardcore(5.5%)	47,790	47,790	60,550	948,115	4.7002%	5.0405%	5.5%	5.6542%
YAYA B.V.	nlhaar		31/10/2024	Let	Hardcore(5.5%)	64,641	64,641	95,400	1,470,006	4.066%	4.3973%	5.5%	5.7982%
YAYA B.V.	nlhaar		31/10/2024	Let	Hardcore(5.5%)	97,901	97,901	164,240	2,500,851	3.5901%	3.9147%	5.5%	5.9063%
YAYA B.V.	nlhaar		31/10/2024	Let	Hardcore(5.5%)	39,613	39,613	50,190	785,893	4.7002%	5.0405%	5.5%	5.6542%
YAYA B.V.	nlhaar		31/10/2024	Let	Hardcore(5.5%)	36,851	36,851	46,690	731,090	4.7003%	5.0406%	5.5%	5.6542%
YAYA B.V.	nlhaar		31/10/2024	Let	Hardcore(5.5%)	42,265	42,265	53,550	838,506	4.7002%	5.0405%	5.5%	5.6542%
YAYA B.V.	nlhaar		31/10/2024	Let	Hardcore(5.5%)	47,790	47,790	60,550	948,115	4.7002%	5.0405%	5.5%	5.6542%
WilroffReitsma	nlhaar		31/01/2031	Let	Hardcore(5.5%)	88,318	88,318	87,720	1,455,534	5.7204%	6.0677%	5.5%	5.4229%
B.V.
VOF Forever	nlhaar		30/09/2022	Let	Hardcore(5.5%)	30,757	30,757	34,390	558,029	5.1704%	5.5117%	5.5%	5.4765%
Workwear
Voestalpine Bohler	nlhaar		30/11/2022	Let	Hardcore(5.5%)	55,058	55,058	63,360	1,031,030	5.0028%	5.3401%	5.5%	5.5068%
Welding Nederland
B.V.
Visser & Smit	nlhaar		30/06/2023	Let	Hardcore(5.5%)	51,500	51,500	66,000	1,057,908	4.5368%	4.8681%	5.5%	5.5964%
Hanab B.V.
Sportprijzen Krott	nlhaar		30/06/2021	Let	Hardcore(5.5%)	39,943	39,943	50,820	826,195	4.5072%	4.8346%	5.5%	5.4459%
B.V.
Sportprijzen Krott	nlhaar		30/06/2021	Let	Hardcore(5.5%)	13,314	13,314	24,200	396,954	3.0583%	3.354%	5.5%	5.502%
B.V.
Reuzado B.V.	nlhaar		31/07/2027	Let	Hardcore(5.5%)	37,213	37,213	53,620	790,304	4.3601%	4.7087%	5.5%	6.0069%
Reuzado B.V.	nlhaar		31/07/2027	Let	Hardcore(5.5%)	40,906	40,906	63,440	922,267	4.0887%	4.4354%	5.5%	6.118%
Reuzado B.V.	nlhaar		31/07/2027	Let	Hardcore(5.5%)	46,881	46,881	73,640	1,068,087	4.0429%	4.3892%	5.5%	6.1367%
RepubliQ B.V.	nlhaar		30/06/2022	Let	Hardcore(5.5%)	59,717	59,717	89,250	1,426,545	3.8678%	4.1861%	5.5%	5.5719%
Pronk Ergo B.V.	nlhaar		31/12/2022	Let	Hardcore(5.5%)	31,373	31,373	42,470	678,337	4.2977%	4.625%	5.5%	5.5813%
Meubelspuiterij	nlhaar		30/11/2021	Let	Hardcore(5.5%)	31,366	31,366	35,570	578,783	5.0805%	5.4193%	5.5%	5.4509%
Halfweg B.V.
Linssen	nlhaar		31/12/2023	Let	Hardcore(5.5%)	28,741	28,741	32,550	522,101	5.161%	5.5049%	5.5%	5.5197%
Elektrotechniek
B.V.
Linear Supply	nlhaar		27/02/2022	Let	Hardcore(5.5%)	57,431	57,431	65,100	1,043,032	5.162%	5.5062%	5.5%	5.5259%
Solutions Ltd.
Jacobs Douwe	nlhaar		31/08/2021	Let	Hardcore(5.5%)	42,997	42,997	47,450	776,347	5.1984%	5.5384%	5.5%	5.4426%
Egberts PRO NL
B.V.
Het	nlhaar		31/12/2025	Let	Hardcore(5.5%)	43,977	43,977	60,410	919,417	4.4411%	4.7831%	5.5%	5.8172%
Gezondheidshuis
Mathot B.V.
Het	nlhaar		31/12/2025	Let	Hardcore(5.5%)	39,085	39,085	53,690	817,141	4.4411%	4.7831%	5.5%	5.8172%
Gezondheidshuis
Mathot B.V.
Het	nlhaar		31/12/2025	Let	Hardcore(5.5%)	5,096	5,096	7,000	106,538	4.4412%	4.7833%	5.5%	5.8172%
Gezondheidshuis
Mathot B.V.
Het	nlhaar		31/12/2025	Let	Hardcore(5.5%)	33,938	33,938	46,620	709,537	4.4411%	4.7831%	5.5%	5.8172%
Gezondheidshuis
Mathot B.V.
Georgia Holding	nlhaar		30/06/2024	Let	Hardcore(5.5%)	26,988	26,988	38,750	600,340	4.1635%	4.4954%	5.5%	5.7404%
B.V.
Enka Horeca B.V.	nlhaar		30/11/2022	Let	Hardcore(5.5%)	41,995	41,995	46,620	754,132	5.2255%	5.5687%	5.5%	5.4732%
Cogent	nlhaar		14/03/2029	Let	Hardcore(5.5%)	156,202	156,202	202,530	3,037,138	4.7901%	5.1431%	5.5%	5.948%
Communications
Netherlands B.V.
Abar Automation	nlhaar		31/08/2023	Let	Hardcore(5.5%)	30,824	30,824	33,950	548,765	5.2726%	5.617%	5.5%	5.4927%
B.V.
Abar Automation	nlhaar		31/08/2023	Let	Hardcore(5.5%)	56,798	56,798	70,800	1,133,449	4.6766%	5.0111%	5.5%	5.5855%
B.V.
Abar Automation	nlhaar		31/08/2023	Let	Hardcore(5.5%)	42,781	42,781	49,700	799,916	5.0082%	5.3482%	5.5%	5.5339%
B.V.

Printed on: 09/03/2021 15:07:43 Page: 83 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Kamerlingh Onnesweg 2,Kamerlingh Onnesweg 2,Vianen ,4131 PK,Netherlands
External ID	nlkame

Gross Valuation		7,452,567
Capital Expenses		-307,391
Net Value Before fees		7,145,176

Less	Stamp Duty	@8% Net Sale Price			524,417
	Agent Fee	@0.8% Net Sale Price			52,442
	Legal Fees	@0.2% Net Sale Price			13,110

Net Valuation		6,555,207
Say		6,560,000

Equivalent Yield		7%	True Equivalent Yield		7.3046%
Initial Yield (Valuation Rent)		0.1841%	Initial Yield (Contracted Rent)		0.1841%
Reversion Yield		7.573%

Total Valuation Rent		48,000	Total Contracted Rent		48,000
Total Rental Value		628,440	Number of Tenants		3
Capital value Per Area		512.50

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		48,000	-34,845	0	13,155	0.1841%	0.1843%
02/03/2021		112,500	-36,135	0	76,365	1.0688%	1.0759%
01/02/2022		628,440	-36,135	0	592,305	8.2896%	8.7375%
01/02/2026		628,440	-87,335	0	541,105	7.573%	7.9455%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 85 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
Tenant Name	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield (Valuation Rent)	Initial Yield (Contracted Rent)	Equivalent Yield	Reversionary Yield
Vacant	nlkame		31/01/2027	Vacant	Hardcore(7%)	0	0	177,705	2,065,701	0%	0%	7%	7.3433%
GGD regio Utrecht	nlkame		01/03/2021	Vacant	Hardcore(7%)	48,000	48,000	112,500	1,407,634	3.0421%	3.41%	7%	6.8222%
Vacant	nlkame		31/01/2027	Vacant	Hardcore(7%)	0	0	338,235	3,979,232	0%	0%	7%	7.3728%

Printed on: 09/03/2021 15:07:43 Page: 86 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Lakenblekerstraat 30-62,Lakenblekerstraat 30-62,Aalsmeer ,1431 GG,Netherlands
External ID	nllake

Gross Valuation		14,610,363
Capital Expenses		-187,308
Net Value Before fees		14,423,055

Less	Stamp Duty	@8% Net Sale Price			1,058,573
	Agent Fee	@0.8% Net Sale Price			105,857
	Legal Fees	@0.2% Net Sale Price			26,464

Net Valuation		13,232,161
Say		13,225,000

Equivalent Yield		6.0241%	True Equivalent Yield		6.2514%
Initial Yield (Valuation Rent)		5.1013%	Initial Yield (Contracted Rent)		5.1013%
Reversion Yield		6.2904%

Total Valuation Rent		791,092	Total Contracted Rent		791,092
Total Rental Value		1,038,325	Number of Tenants		16
Capital value Per Area		741.35

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		791,092	-55,325	0	735,767	5.1013%	5.2682%
01/05/2021		816,767	-55,839	0	760,928	5.2758%	5.4544%
01/10/2021		815,159	-55,806	0	759,353	5.2649%	5.4428%
01/02/2022		843,464	-55,806	0	787,658	5.4611%	5.6527%
01/01/2024		863,670	-56,211	0	807,459	5.5984%	5.7999%
01/06/2024		855,289	-56,043	0	799,246	5.5414%	5.7388%
01/09/2024		900,996	-56,957	0	844,039	5.852%	6.0725%
01/11/2024		900,326	-56,944	0	843,382	5.8475%	6.0676%
01/03/2025		915,346	-57,244	0	858,102	5.9495%	6.1775%
01/11/2025		906,734	-57,072	0	849,662	5.891%	6.1145%
01/01/2026		1,038,325	-59,704	0	978,621	6.7851%	7.0829%
01/02/2026		1,038,325	-131,060	0	907,265	6.2904%	6.5457%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 87 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants

Tenant Name	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield (Valuation Rent)	Initial Yield (Contracted Rent)	Equivalent Yield	Reversionary Yield
Van Beekum Rijopleidingen B.V.	nllake		30/09/2021	Let	Hardcore(6%)	1,608	1,608	0	1,001	157.4757%	160.6895%	6%	0%
Vacant	nllake		31/01/2027	Vacant	Hardcore(7%)	0	0	28,305	341,086	0%	0%	7%	7.4308%
Thermo King	nllake		31/05/2024	Let	Hardcore(6%)	81,861	81,861	73,480	1,111,858	6.9675%	7.3625%	6%	5.7481%
Transportkoeling B.V.
Oma Bobs Snacks B.V.	nllake		28/02/2025	Let	Hardcore(6%)	32,280	32,280	47,300	648,215	4.6066%	4.9798%	6%	6.3467%
N.V. Subaru Benelux	nllake		30/12/2021	Let	Hardcore(6%)	128,464	128,464	148,670	2,162,322	5.5644%	5.941%	6%	6.0291%
MvO Energy Services B.V.	nllake		30/04/2021	Let	Hardcore(6%)	48,595	48,595	74,270	1,100,115	4.0758%	4.4173%	6%	5.9215%
Marine Trading International B.V.	nllake		31/12/2025	Let	Hardcore(6%)	55,739	55,739	74,270	1,030,783	5.0291%	5.4074%	6%	6.3198%
F.J. Hartsuiker	nllake		31/12/2025	Let	Hardcore(6%)	5,712	5,712	0	23,240	24.0863%	24.5778%	5.9999%	0%
DCRT Event	nllake		31/08/2024	Let	Hardcore(6%)	39,690	39,690	61,685	847,817	4.315%	4.6814%	6%	6.3511%
Decorations B.V.DCRT Event	nllake		31/08/2024	Let	Hardcore(6%)	46,533	46,533	70,245	967,830	4.4396%	4.808%	6%	6.3211%
Decorations B.V.Burgers	nllake		31/12/2025	Let	Hardcore(6%)	58,536	58,536	76,325	1,057,799	5.1525%	5.5338%	6%	6.2791%
Carrosserie B.V.Burgers	nllake		31/12/2025	Let	Hardcore(6%)	51,702	51,702	68,340	945,079	5.0901%	5.4707%	6%	6.2998%
Carrosserie B.V.Burgers	nllake		31/12/2025	Let	Hardcore(6%)	69,063	69,063	90,595	1,254,362	5.1249%	5.5058%	6%	6.2883%
Carrosserie B.V.Burgers	nllake		31/12/2025	Let	Hardcore(6%)	56,417	56,417	71,625	999,920	5.2607%	5.6422%	6%	6.246%
Carrosserie B.V.Burgers	nllake		31/12/2025	Let	Hardcore(6%)	51,150	51,150	66,000	915,971	5.2023%	5.5842%	6%	6.2671%
Carrosserie B.V.Burgers	nllake		31/12/2025	Let	Hardcore(6%)	63,742	63,742	87,215	1,202,964	4.9209%	5.2987%	6%	6.3586%
Carrosserie B.V.

Printed on: 09/03/2021 15:07:43 Page: 88 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Mon Plaisir 102-104,Mon Plaisir 102-104,Etten-Leu ,4879 AT,Netherlands
External ID	nlmonp

Gross Valuation		3,424,727
Capital Expenses		-14,762
Net Value Before fees		3,409,965

Less	Stamp Duty	@8% Net Sale Price			250,273
	Agent Fee	@0.8% Net Sale Price			25,027
	Legal Fees	@0.2% Net Sale Price			6,257

Net Valuation		3,128,408
Say		3,130,000

Equivalent Yield		6.915%	True Equivalent Yield		7.227%
Initial Yield (Valuation Rent)		5.4594%	Initial Yield (Contracted Rent)		5.4594%
Reversion Yield		6.8628%

Total Valuation Rent		202,036	Total Contracted Rent		202,036
Total Rental Value		272,585	Number of Tenants		15
Capital value Per Area		546.92

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		202,036	-15,872	0	186,164	5.4594%	5.6509%
01/06/2021		204,524	-15,921	0	188,603	5.5309%	5.7275%
01/07/2021		202,165	-15,874	0	186,291	5.4631%	5.6549%
01/08/2021		204,681	-15,924	0	188,757	5.5354%	5.7324%
01/09/2021		203,848	-15,908	0	187,940	5.5115%	5.7067%
01/02/2022		284,293	-15,908	0	268,385	7.8706%	8.2736%
01/03/2022		283,907	-15,900	0	268,007	7.8595%	8.2613%
01/04/2022		279,250	-15,807	0	263,443	7.7257%	8.1136%
01/05/2022		278,875	-15,799	0	263,076	7.7149%	8.1018%
01/11/2023		278,021	-15,782	0	262,239	7.6904%	8.0747%
01/02/2024		275,037	-15,723	0	259,314	7.6046%	7.9803%
01/05/2024		272,585	-15,674	0	256,911	7.5341%	7.9027%
01/02/2026		272,585	-38,566	0	234,019	6.8628%	7.1676%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 89 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants

Tenant Name	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield (Valuation Rent)	Initial Yield (Contracted Rent)	Equivalent Yield	Reversionary Yield
A. van Manen	nlmonp		28/02/2022	Let	Hardcore	12,341	12,341	11,955	157,735	7.3832%	7.8239%	6.75%	6.5753%
h.o.d.n. Etanova					(6.75%)
Adem Akca	nlmonp		30/04/2024	Let	Hardcore	12,307	12,307	9,855	135,052	8.6569%	9.1128%	6.75%	6.229%
t.h.o.d.n. Adem					(6.75%)
Kledingreparatie
Brink Stalen	nlmonp		31/05/2021	Let	Hardcore	18,762	18,762	21,250	276,698	6.3571%	6.7807%	6.75%	6.5877%
Deuren					(6.75%)
(eenmanszaak)
Burgaflex B.V.	nlmonp		30/06/2021	Let	Hardcore	12,169	12,169	9,810	128,577	8.989%	9.4644%	6.75%	6.5128%
					(6.75%)
Genefaas V.O.F.	nlmonp		31/07/2021	Let	Hardcore	18,734	18,734	21,250	276,303	6.3562%	6.7802%	6.75%	6.5972%
					(6.75%)
Herecon B.V.	nlmonp		31/10/2023	Let	Hardcore	25,484	25,484	24,630	324,188	7.4188%	7.8609%	6.75%	6.5326%
					(6.75%)
J.A. Verschuren	nlmonp		31/08/2021	Let	Hardcore	12,708	12,708	11,875	156,644	7.6661%	8.1127%	6.75%	6.5704%
h.o.d.n. ECB					(6.75%)
M.Q. Statieven	nlmonp		31/01/2024	Let	Hardcore	12,026	12,026	11,525	152,813	7.4295%	7.8698%	6.75%	6.5324%
B.V.					(6.75%)
M.Q. Statieven	nlmonp		31/01/2024	Let	Hardcore	17,783	17,783	15,300	205,514	8.2007%	8.6529%	6.75%	6.3549%
B.V.					(6.75%)
MO2R B.V.	nlmonp		31/03/2022	Vacant	Hardcore	18,000	18,000	14,100	175,964	9.7243%	10.2294%	7.25%	6.8817%
					(7.25%)
MR Bouwservice	nlmonp		30/04/2022	Let	Hardcore	20,715	20,715	20,340	265,111	7.3697%	7.8137%	6.75%	6.5491%
Benelux B.V.					(6.75%)
Vacant	nlmonp		31/01/2027	Vacant	Hardcore	0	0	17,630	199,766	0%	0%	7.25%	7.6491%
					(7.25%)
Vacant	nlmonp		31/01/2027	Vacant	Hardcore	0	0	42,565	479,170	0%	0%	7.25%	7.6318%
					(7.25%)
Vacant	nlmonp		31/01/2027	Vacant	Hardcore	0	0	20,250	226,873	0%	0%	7.25%	7.6191%
					(7.25%)
Z. Marfouk	nlmonp		31/03/2022	Let	Hardcore	21,007	21,007	20,250	264,320	7.5013%	7.9476%	6.75%	6.5397%
h.o.d.n. M.S.O.					(6.75%)
Vloeren
Onderhoud

Printed on: 09/03/2021 15:07:43 Page: 88 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Nieuwe Hemweg 20-62,Nieuwe Hemweg 20-62,Amsterdam ,1013 CX,Netherlands
External ID	nlnieu

Gross Valuation		16,045,226
Capital Expenses		-330,084
Net Value Before fees		15,715,142

Less	Stamp Duty	@8% Net Sale Price			1,153,405
	Agent Fee	@0.8% Net Sale Price			115,340
	Legal Fees	@0.2% Net Sale Price			28,835

Net Valuation		14,417,561
Say		14,425,000

Equivalent Yield		5.25%	True Equivalent Yield		5.4228%
Initial Yield (Valuation Rent)		4.3042%	Initial Yield (Contracted Rent)		4.3042%
Reversion Yield		5.4979%

Total Valuation Rent		1,010,891	Total Contracted Rent		1,010,891
Total Rental Value		1,250,860	Number of Tenants		22
Capital value Per Area		1,212.90

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		1,010,891	-334,480	0	676,411	4.3042%	4.4225%
01/08/2021		1,022,268	-334,707	0	687,561	4.3751%	4.4975%
01/10/2021		1,079,246	-335,847	0	743,399	4.7305%	4.8737%
15/11/2021		1,087,187	-336,006	0	751,181	4.78%	4.9263%
01/10/2022		1,092,380	-336,109	0	756,271	4.8124%	4.9607%
01/11/2022		1,109,310	-336,448	0	772,862	4.9179%	5.0729%
01/05/2023		1,130,752	-336,877	0	793,875	5.0517%	5.2153%
01/01/2024		1,136,974	-337,001	0	799,973	5.0905%	5.2566%
16/07/2024		1,144,628	-337,154	0	807,474	5.1382%	5.3075%
01/10/2024		1,147,806	-337,218	0	810,588	5.158%	5.3287%
01/02/2025		1,188,795	-338,038	0	850,757	5.4136%	5.6019%
01/05/2025		1,198,295	-338,228	0	860,067	5.4729%	5.6653%
01/01/2026		1,219,878	-338,659	0	881,219	5.6074%	5.8096%
01/02/2026		1,219,878	-386,231	0	833,647	5.3047%	5.4854%
01/01/2027		1,237,763	-386,589	0	851,174	5.4163%	5.6047%
01/07/2029		1,245,640	-386,747	0	858,893	5.4654%	5.6573%
01/07/2030		1,250,860	-386,851	0	864,009	5.4979%	5.6922%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 91 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants

Tenant Name	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield (Valuation Rent)	Initial Yield (Contracted Rent)	Equivalent Yield	Reversionary Yield
Intertoekomst B.V.	nlnieu		31/10/2022	Let	Hardcore	89,210	89,210	106,140	1,375,625	4.3795%	6.4851%	5.25%	5.2856%
					(5.25%)
ACS Audiovisual	nlnieu		31/01/2025	Let	Hardcore	53,700	53,700	79,000	971,288	3.4051%	5.5287%	5.25%	5.6539%
Solutions B.V.					(5.25%)
ACS Audiovisual	nlnieu		31/01/2025	Let	Hardcore	48,371	48,371	55,260	718,810	4.7052%	6.7293%	5.25%	5.3595%
Solutions B.V.					(5.25%)
Carrier 2 (Holding)	nlnieu		30/06/2030	Let	Hardcore	32,500	32,500	37,720	466,471	4.809%	6.9672%	5.25%	5.6004%
B.V.					(5.25%)
USS	nlnieu		29/09/2022	Let	Hardcore	37,000	37,000	46,500	583,331	4.2022%	6.3429%	5.25%	5.493%
Handelsmaatschap					(5.25%)
pij B.V.
Inbouw Centrum	nlnieu		14/11/2021	Let	Hardcore	38,619	38,619	46,560	613,206	4.2558%	6.2979%	5.25%	5.2346%
Randstad (ICR)					(5.25%)
V.O.F
HGI.Glas	nlnieu		31/12/2026	Let	Hardcore	72,675	72,675	90,560	1,107,405	4.3282%	6.5626%	5.25%	5.5913%
Bewerking B.V.					(5.25%)
Yagmur	nlnieu		15/07/2024	Let	Hardcore	36,506	36,506	44,160	564,505	4.3677%	6.4669%	5.25%	5.3981%
Organisatie B.V.					(5.25%)
D.L. Sedgwick en	nlnieu		31/01/2025	Let	Hardcore	38,500	38,500	44,160	568,119	4.6839%	6.7768%	5.25%	5.3638%
L. Wenneker					(5.25%)
h.o.d.n. Friedhats
Coffee V.O.F.
Rexel Nederland	nlnieu		31/12/2025	Let	Hardcore	38,800	38,800	44,460	568,098	4.7219%	6.8298%	5.25%	5.3998%
B.V.					(5.25%)
Rederij Kees B.V.	nlnieu		30/09/2024	Let	Hardcore	41,022	41,022	44,200	577,756	5.0294%	7.1002%	5.25%	5.2763%
					(5.25%)
Rederij Kees B.V.	nlnieu		30/09/2021	Let	Hardcore	67,019	67,019	106,360	1,381,528	2.7845%	4.8511%	5.25%	5.2761%
					(5.25%)
v.o.f. Rerags	nlnieu		31/07/2021	Let	Hardcore	35,983	35,983	47,360	624,167	3.7336%	5.765%	5.25%	5.2296%
					(5.25%)
Woningstichting	nlnieu		30/09/2022	Let	Hardcore	41,367	41,367	46,560	611,143	4.7109%	6.7688%	5.25%	5.2523%
Rochdale					(5.25%)
Woningstichting	nlnieu		30/09/2021	Let	Hardcore	32,381	32,381	36,780	488,483	4.6171%	6.6289%	5.25%	5.2155%
Rochdale					(5.25%)
WJ Projects B.V.	nlnieu		31/12/2025	Let	Hardcore	47,777	47,777	63,700	801,223	3.9548%	5.963%	5.25%	5.6193%
					(5.25%)
Destil B.V.	nlnieu		30/06/2029	Let	Hardcore	60,843	60,843	68,720	867,516	4.9022%	7.0135%	5.25%	5.4941%
					(5.25%)
IJzer Parket B.V.	nlnieu		31/12/2023	Let	Hardcore	30,538	30,538	36,760	474,775	4.3701%	6.4321%	5.25%	5.3621%
					(5.25%)
Koninklijke	nlnieu		30/09/2021	Let	Hardcore	82,202	82,202	95,440	1,260,778	4.4796%	6.5199%	5.25%	5.2192%
Peitsman B.V.					(5.25%)
FormX v.o.f.	nlnieu		31/01/2025	Let	Hardcore	33,620	33,620	36,760	480,029	4.9515%	7.0037%	5.25%	5.3034%
					(5.25%)
Mooij Verf B.V.	nlnieu		30/04/2023	Let	Hardcore	52,258	52,258	73,700	940,972	3.4885%	5.5536%	5.25%	5.4262%
					(5.25%)
Gapph B.V.	nlnieu		01/03/2021	Let	Hardcore	0	0	0	0	0%	0%	0%	0%
(Nieuwe Hemweg)					(5.25%)

Printed on: 09/03/2021 15:07:43 Page: 92 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Ravenswade 54-56,Ravenswade 54-56,Nieuwegein ,3439 LD,Netherlands
External ID	nlrave

Gross Valuation		3,575,651
Capital Expenses		-67,892
Net Value Before fees		3,507,759

Less	Stamp Duty	@8% Net Sale Price			257,450
	Agent Fee	@0.8% Net Sale Price			25,745
	Legal Fees	@0.2% Net Sale Price			6,436

Net Valuation		3,218,128
Say		3,220,000

Equivalent Yield		6.7271%	True Equivalent Yield		7.0173%
Initial Yield (Valuation Rent)		6.2191%	Initial Yield (Contracted Rent)		6.2191%
Reversion Yield		6.9056%

Total Valuation Rent		234,328	Total Contracted Rent		234,328
Total Rental Value		269,730	Number of Tenants		6
Capital value Per Area		1,074.41

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		234,328	-16,177	0	218,151	6.2191%	6.4686%
01/10/2021		198,812	-15,810	0	183,002	5.2171%	5.3917%
01/05/2022		195,032	-15,735	0	179,297	5.1115%	5.279%
01/08/2022		263,792	-15,735	0	248,057	7.0717%	7.3956%
01/10/2022		280,982	-15,735	0	265,247	7.5617%	7.9331%
01/01/2023		276,509	-15,645	0	260,864	7.4368%	7.7957%
01/03/2023		269,730	-15,509	0	254,221	7.2474%	7.5879%
01/02/2026		269,730	-27,497	0	242,233	6.9056%	7.2143%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 93 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
Tenant Name	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield (Valuation Rent)	Initial Yield (Contracted Rent)	Equivalent Yield	Reversionary Yield
Hilti Nederland	nlrave		30/09/2021	Let	Hardcore(6.5%)	35,516	35,516	17,190	236,559	14.4408%	15.0136%	6.5%	6.5259%
B.V.
Toolstation NL B.V.	nlrave		30/04/2022	Let	Hardcore(6.5%)	35,640	35,640	33,750	474,689	7.0913%	7.5081%	6.5%	6.3851%
Eenmanszaak The	nlrave		30/04/2022	Let	Hardcore(6.5%)	35,640	35,640	33,750	474,689	7.0913%	7.5081%	6.5%	6.3851%
Stonefactory
Rentokil Initial	nlrave		31/12/2022	Let	Hardcore(6.5%)	103,743	103,743	99,270	1,397,541	7.0084%	7.4233%	6.5%	6.3791%
B.V.
Nieuwegein	nlrave		28/02/2023	Let	Hardcore(6.5%)	23,789	23,789	17,010	250,723	9.044%	9.4882%	6.5%	6.0928%
Business Printing
B.V.
Vacant	nlrave		31/07/2027	Vacant	Hardcore(7.5%)	0	0	68,760	741,451	0%	0%	7.5%	8.3283%

Printed on: 09/03/2021 15:07:43 Page: 94 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Osloweg 1-107,Osloweg 1-107,Groningen ,9723 BE,Netherlands
External ID	nloslo

Gross Valuation		34,359,017
Capital Expenses		-586,114
Net Value Before fees		33,772,903

Less	Stamp Duty	@8% Net Sale Price			2,478,745
	Agent Fee	@0.8% Net Sale Price			247,875
	Legal Fees	@0.2% Net Sale Price			61,969

Net Valuation		30,984,315
Say		31,000,000

Equivalent Yield		5.5645%	True Equivalent Yield		5.7674%
Initial Yield (Valuation Rent)		5.3938%	Initial Yield (Contracted Rent)		5.3938%
Reversion Yield		5.5218%

Total Valuation Rent		1,966,530	Total Contracted Rent		1,966,530
Total Rental Value		2,196,245	Number of Tenants		60
Capital value Per Area		677.12

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		1,966,530	-144,878	0	1,821,652	5.3938%	5.5807%
02/03/2021		1,995,991	-145,762	0	1,850,229	5.4784%	5.6713%
01/04/2021		1,991,716	-145,634	0	1,846,082	5.4662%	5.6581%
01/06/2021		2,004,147	-146,007	0	1,858,141	5.5019%	5.6964%
01/07/2021		2,028,017	-146,723	0	1,881,294	5.5704%	5.7699%
01/10/2021		2,029,529	-146,768	0	1,882,761	5.5748%	5.7746%
01/11/2021		2,033,477	-146,886	0	1,886,591	5.5861%	5.7867%
01/12/2021		2,036,774	-146,985	0	1,889,789	5.5956%	5.7969%
01/01/2022		2,036,509	-146,977	0	1,889,532	5.5948%	5.7961%
01/02/2022		2,158,916	-147,127	0	2,011,789	5.9568%	6.1854%
01/05/2022		2,159,656	-147,149	0	2,012,507	5.9589%	6.1877%
01/07/2022		2,161,200	-147,195	0	2,014,005	5.9634%	6.1924%
01/08/2022		2,171,531	-147,505	0	2,024,026	5.993%	6.2244%
01/03/2023		2,184,060	-147,881	0	2,036,179	6.029%	6.2632%
01/06/2023		2,174,208	-147,585	0	2,026,623	6.0007%	6.2327%
15/01/2024		2,181,877	-147,816	0	2,034,062	6.0228%	6.2565%
01/02/2024		2,185,183	-147,915	0	2,037,268	6.0323%	6.2667%
01/08/2024		2,149,102	-146,832	0	2,002,270	5.9286%	6.155%
01/10/2024		2,224,993	-149,109	0	2,075,884	6.1466%	6.3902%
01/01/2025		2,262,683	-150,240	0	2,112,443	6.2548%	6.5072%
01/03/2025		2,272,869	-150,545	0	2,122,324	6.2841%	6.5389%
01/08/2025		2,277,189	-150,675	0	2,126,514	6.2965%	6.5523%
01/12/2025		2,238,784	-149,523	0	2,089,261	6.1862%	6.433%
01/02/2026		2,238,784	-332,651	0	1,906,133	5.644%	5.8488%
01/04/2026		2,252,524	-333,063	0	1,919,461	5.6834%	5.8912%
01/02/2027		2,249,717	-332,979	0	1,916,738	5.6754%	5.8825%

Printed on: 09/03/2021 15:07:43 Page: 95 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

01/10/2027	2,242,913	-332,775	0	1,910,138	5.6558%	5.8616%
01/01/2030	2,246,779	-332,891	0	1,913,888	5.6669%	5.8735%
01/06/2030	2,228,179	-332,333	0	1,895,846	5.6135%	5.8161%
01/01/2036	2,196,245	-331,375	0	1,864,870	5.5218%	5.7178%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 96 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
Tenant Name	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield (Valuation Rent)	Initial Yield (Contracted Rent)	Equivalent Yield	Reversionary Yield
Plieger B.V.	nloslo		31/07/2024	Let	Hardcore(5.5%)	90,081	90,081	54,000	949,162	8.9925%	9.4906%	5.5%	4.7363%
G.H.C. Resto B.V.	nloslo		30/11/2025	Let	Hardcore(5.5%)	52,765	52,765	14,360	377,925	13.4004%	13.9618%	5.5%	3.1632%
Bidfood B.V.	nloslo		30/09/2024	Let	Hardcore(5.5%)	337,239	337,239	413,130	6,297,929	4.9481%	5.3548%	5.5%	5.5829%
De Verbinding B.V.	nloslo		31/03/2026	Let	Hardcore(5.5%)	101,740	101,740	115,480	1,749,718	5.3927%	5.8147%	5.5%	5.5397%
Zalsman	nloslo		28/02/2025	Let	Hardcore(5.5%)	104,613	104,613	115,870	1,796,604	5.4063%	5.8228%	5.5%	5.4982%
Groningen B.V.
Effektief Groep	nloslo		31/03/2021	Let	Hardcore(5.5%)	80,905	80,905	72,240	1,125,657	6.7311%	7.1874%	5.5%	5.3426%
Noord B.V.
Ad Hoc Beheer	nloslo		31/12/2021	Let	Hardcore(5.5%)	9,855	9,855	8,190	133,754	6.9174%	7.368%	5.5%	5.36%
B.V.
European Pharma	nloslo		31/07/2022	Let	Hardcore(5.5%)	23,456	23,456	23,830	375,250	5.8251%	6.2508%	5.5%	5.3803%
B.V.
Team2 Advies VOF	nloslo		30/09/2021	Let	Hardcore(5.5%)	8,988	8,988	10,500	168,741	4.9334%	5.3265%	5.5%	5.447%
Robbert Michel	nloslo		14/01/2024	Let	Hardcore(5.5%)	32,331	32,331	40,000	602,744	4.9542%	5.364%	5.5%	5.5247%
Posthumus hodn
Cross Fit Noord
European Pharma	nloslo		31/07/2022	Let	Hardcore(5.5%)	23,456	23,456	24,400	383,470	5.6947%	6.1168%	5.5%	5.391%
B.V.
Linq5 B.V.	nloslo		30/04/2022	Let	Hardcore(5.5%)	18,204	18,204	18,970	305,673	5.544%	5.9554%	5.5%	5.4324%
Linq5 B.V.	nloslo		30/04/2022	Let	Hardcore(5.5%)	9,476	9,476	9,450	152,738	5.786%	6.2041%	5.5%	5.4159%
Zalsman	nloslo		28/02/2025	Let	Hardcore(5.5%)	1,071	1,071	0	3,709	28.0074%	28.8736%	5.5%	0%
Groningen B.V.
Bureau Meteau	nloslo		30/06/2022	Let	Hardcore(5.5%)	8,188	8,188	8,960	143,796	5.2897%	5.6942%	5.5%	5.4544%
B.V.
Bureau Meteau	nloslo		30/06/2022	Let	Hardcore(5.5%)	8,048	8,048	8,820	141,533	5.282%	5.6863%	5.5%	5.455%
B.V.
Polymeds B.V.	nloslo		31/10/2021	Let	Hardcore(5.5%)	24,402	24,402	28,350	445,201	5.0779%	5.4811%	5.5%	5.4098%
Stichting	nloslo		31/01/2024	Let	Hardcore(5.5%)	9,458	9,458	10,645	165,633	5.2979%	5.7102%	5.5%	5.4835%
Museumtechnische
Werken
Stichting	nloslo		31/01/2024	Let	Hardcore(5.5%)	45,811	45,811	47,930	750,216	5.6836%	6.1064%	5.5%	5.4127%
Museumtechnische
Werken
Gemeente	nloslo		31/07/2022	Let	Hardcore(5.5%)	39,787	39,787	48,800	757,243	4.8549%	5.2542%	5.5%	5.4601%
Groningen
050media	nloslo		29/09/2022	Let	Hardcore(5.5%)	51,481	51,481	49,500	791,309	6.076%	6.5058%	5.5%	5.3024%
development B.V.
050media	nloslo		29/09/2022	Let	Hardcore(5.5%)	25,741	25,741	24,750	395,657	6.0761%	6.5059%	5.5%	5.3024%
development B.V.
050media	nloslo		29/09/2022	Let	Hardcore(5.5%)	25,741	25,741	24,750	395,657	6.0761%	6.5059%	5.5%	5.3024%
development B.V.
050media	nloslo		29/09/2022	Let	Hardcore(5.5%)	59,321	59,321	56,480	905,302	6.1221%	6.5526%	5.5%	5.2831%
development B.V.
De Verbinding B.V.	nloslo		01/03/2021	Let	Hardcore(5.5%)	12,000	12,000	48,800	766,526	1.2798%	1.5655%	5.5%	5.3939%
Entertainment	nloslo		28/02/2023	Let	Hardcore(5.5%)	22,871	22,871	35,400	536,803	3.8855%	4.2606%	5.5%	5.6129%
International B.V.
Cycloon	nloslo		31/03/2021	Let	Hardcore(5.5%)	24,610	24,610	29,000	459,832	4.9549%	5.352%	5.5%	5.3938%
Fietskoeriers B.V.
Internetmensen.nl	nloslo		31/05/2023	Let	Hardcore(5.5%)	24,052	24,052	14,200	241,406	9.4438%	9.9633%	5.5%	4.8969%
V.O.F.
Dhr. Killian	nloslo		01/03/2021	Let	Hardcore(5.5%)	5,629	5,629	1,545	20,790	25.985%	27.0759%	5.5%	4.9482%
Rashied Gonesh
DVT Beveiliging	nloslo		30/11/2021	Let	Hardcore(5.5%)	24,683	24,683	27,980	441,524	5.1851%	5.5904%	5.5%	5.4156%
B.V.
Lil Nederland B.V.	nloslo		31/05/2021	Let	Hardcore(5.5%)	26,500	26,500	28,350	447,364	5.5082%	5.9236%	5.5%	5.3836%
Hotels.nl B.V.	nloslo		31/05/2021	Let	Hardcore(5.5%)	18,185	18,185	25,200	405,034	4.1217%	4.4898%	5.5%	5.4462%
Hotels.nl B.V.	nloslo		31/05/2021	Let	Hardcore(5.5%)	9,244	9,244	12,810	205,892	4.1217%	4.4897%	5.5%	5.4462%
Storage Share B.V.	nloslo		31/12/2029	Let	Hardcore(5.5%)	43,294	43,294	47,160	708,087	5.681%	6.1142%	5.5%	5.5446%

Printed on: 09/03/2021 15:07:43 Page: 97 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Callcenter	nloslo	31/12/2021	Let	Hardcore(5.5%)	8,400	8,400	9,800	157,182	4.95%	5.3441%	5.5%	5.4577%
Flevoland B.V.
Vending@Work	nloslo	30/06/2021	Let	Hardcore(5.5%)	40,150	40,150	49,500	777,184	4.7723%	5.1661%	5.5%	5.3988%
B.V.
Chris Russell	nloslo	31/12/2024	Let	Hardcore(5.5%)	43,151	43,151	48,800	750,663	5.3321%	5.7484%	5.5%	5.5079%
Associates
Nederland B.V.
Chris Russell	nloslo	31/12/2024	Let	Hardcore(5.5%)	28,089	28,089	34,280	522,874	4.965%	5.372%	5.5%	5.5956%
Associates
Nederland B.V.
G.H.C. Resto B.V.	nloslo	30/06/2021	Let	Hardcore(5.5%)	0	0	14,520	220,331	0%	0%	5.5%	5.4862%
Chris Russell	nloslo	31/12/2024	Let	Hardcore(5.5%)	43,151	43,151	49,550	760,877	5.2569%	5.6712%	5.5%	5.5259%
Associates
Nederland B.V.
Chris Russell	nloslo	31/12/2024	Let	Hardcore(5.5%)	131,609	131,609	151,060	2,319,749	5.259%	5.6734%	5.5%	5.5254%
Associates
Nederland B.V.
V.O.F.	nloslo	31/01/2022	Let	Hardcore(5.5%)	13,020	13,020	15,190	243,469	4.9533%	5.3477%	5.5%	5.4613%
SmartRanking en
Nemo repente fit
summus B.V.
Spiru B.V.	nloslo	31/05/2030	Let	Hardcore(5.5%)	165,000	165,000	146,400	2,437,545	6.3408%	6.7691%	5.5%	5.0886%
Sunrock Assets	nloslo	31/12/2035	Let	Hardcore(5.5%)	7,128	7,128	0	69,150	9.9988%	10.3081%	5.5%	0%
XVIII B.V.
Sunrock Assets	nloslo	31/12/2035	Let	Hardcore(5.5%)	3,422	3,422	0	33,197	9.9988%	10.3081%	5.5%	0%
XVIII B.V.
Sunrock Assets	nloslo	31/12/2035	Let	Hardcore(5.5%)	4,362	4,362	0	42,316	9.9988%	10.3081%	5.5%	0%
XVIII B.V.
Sunrock Assets	nloslo	31/12/2035	Let	Hardcore(5.5%)	2,680	2,680	0	25,999	9.9988%	10.3081%	5.5%	0%
XVIII B.V.
Sunrock Assets	nloslo	31/12/2035	Let	Hardcore(5.5%)	9,253	9,253	0	89,765	9.9988%	10.3081%	5.5%	0%
XVIII B.V.
Sunrock Assets	nloslo	31/12/2035	Let	Hardcore(5.5%)	5,089	5,089	0	49,369	9.9988%	10.3081%	5.5%	0%
XVIII B.V.
Cornelus Lokken	nloslo	01/03/2021	Let	Hardcore(5.5%)	4,800	4,800	1,545	20,723	22.1878%	23.1622%	5.5%	4.964%
MobielWerkt B.V.	nloslo	31/07/2025	Let	Hardcore(5.5%)	27,186	27,186	26,760	422,314	6.0066%	6.4374%	5.5%	5.3471%
MobielWerkt B.V.	nloslo	31/07/2025	Let	Hardcore(5.5%)	26,814	26,814	31,560	484,611	5.1229%	5.5331%	5.5%	5.59%
Vacant	nloslo	31/01/2027	Vacant	Hardcore(7%)	0	0	9,800	115,687	0%	0%	7%	7.4153%
Vacant	nloslo	31/01/2027	Vacant	Hardcore(7%)	0	0	9,800	115,687	0%	0%	7%	7.4153%
Vacant	nloslo	31/01/2027	Vacant	Hardcore(7%)	0	0	13,440	152,790	0%	0%	7%	7.323%
Vacant	nloslo	31/01/2027	Vacant	Hardcore(7%)	0	0	19,250	227,243	0%	0%	7%	7.4153%
Vacant	nloslo	31/01/2027	Vacant	Hardcore(7%)	0	0	11,200	132,214	0%	0%	7%	7.4153%
Vacant	nloslo	31/01/2027	Vacant	Hardcore(7%)	0	0	10,010	128,600	0%	0%	7%	6.8136%
Vacant	nloslo	31/01/2027	Vacant	Hardcore(7%)	0	0	19,530	230,548	0%	0%	7%	7.4153%
Vacant	nloslo	31/01/2027	Vacant	Hardcore(7%)	0	0	24,400	281,053	0%	0%	7%	7.3555%

Printed on: 09/03/2021 15:07:43 Page: 98 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Pampuslaan 96,Pampuslaan 96,Weesp ,1382 JR,Netherlands
External ID	nlpamp

Gross Valuation		6,960,682
Capital Expenses		-117,067
Net Value Before fees		6,843,615

Less	Stamp Duty	@8% Net Sale Price			502,284
	Agent Fee	@0.8% Net Sale Price			50,228
	Legal Fees	@0.2% Net Sale Price			12,557

Net Valuation		6,278,546
Say		6,280,000

Equivalent Yield		6.25%	True Equivalent Yield		6.5042%
Initial Yield (Valuation Rent)		6.0584%	Initial Yield (Contracted Rent)		6.0584%
Reversion Yield		6.2907%

Total Valuation Rent		441,896	Total Contracted Rent		441,896
Total Rental Value		491,790	Number of Tenants		6
Capital value Per Area		761.21

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		441,896	-27,280	0	414,616	6.0584%	6.295%
15/09/2021		476,305	-27,968	0	448,337	6.5512%	6.8285%
01/12/2022		478,715	-28,016	0	450,699	6.5857%	6.8659%
01/09/2024		486,930	-28,181	0	458,749	6.7033%	6.9939%
01/01/2025		489,990	-28,242	0	461,748	6.7471%	7.0416%
01/02/2025		490,890	-28,260	0	462,630	6.76%	7.0556%
01/07/2025		491,790	-28,278	0	463,512	6.7729%	7.0696%
01/02/2026		491,790	-61,278	0	430,512	6.2907%	6.546%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 99 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
Tenant Name	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield (Valuation Rent)	Initial Yield (Contracted Rent)	Equivalent Yield	Reversionary Yield
A.G.M. Splinter	nlpamp		14/09/2021	Let	Hardcore	66,071	66,071	100,480	1,415,783	4.3073%	4.6667%	6.25%	6.2138%
Beheer B.V.					(6.25%)
Anita Nederland	nlpamp		31/12/2024	Let	Hardcore	45,840	45,840	48,900	687,569	6.2669%	6.667%	6.25%	6.2144%
B.V.					(6.25%)
BELFOR NL B.V.	nlpamp		31/08/2024	Let	Hardcore	149,985	149,985	158,200	2,234,639	6.3121%	6.7118%	6.25%	6.1957%
					(6.25%)
Koeltechniek	nlpamp		30/06/2025	Let	Hardcore	48,000	48,000	48,900	695,104	6.5035%	6.9054%	6.25%	6.1557%
Nederland B.V.					(6.25%)
Moekes Maaltijd	nlpamp		31/01/2025	Let	Hardcore	48,000	48,000	48,900	694,671	6.5076%	6.9097%	6.25%	6.1509%
B.V.					(6.25%)
SolarClarity B.V.	nlpamp		30/11/2022	Let	Hardcore	84,000	84,000	86,410	1,232,917	6.414%	6.8131%	6.25%	6.1514%
					(6.25%)

Printed on: 09/03/2021 15:07:43 Page: 100 of 115

Summary Valuation - MStar_AE Valuation Summary Report
Portfolio: RBC_MStar Portfolio
Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Sluispolderweg,Sluispolderweg,Zaandam ,1505 HJ,Netherlands
External ID	nlslui

Gross Valuation		16,853,350
Capital Expenses		-346,916
Net Value Before fees		16,506,434

Less	Stamp Duty	@8% Net Sale Price			1,211,481
	Agent Fee	@0.8% Net Sale Price			121,148
	Legal Fees	@0.2% Net Sale Price			30,287

Net Valuation		15,143,517
Say		15,150,000

Equivalent Yield		7.022%	True Equivalent Yield		7.3376%
Initial Yield (Valuation Rent)		4.3491%	Initial Yield (Contracted Rent)		4.3491%
Reversion Yield		7.239%

Total Valuation Rent		825,420	Total Contracted Rent		825,420
Total Rental Value		1,390,940	Number of Tenants		22
Capital value Per Area		777.96

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		825,420	-107,538	0	717,882	4.3491%	4.4699%
02/03/2021		821,670	-107,463	0	714,207	4.3268%	4.4464%
01/04/2021		832,688	-107,683	0	725,005	4.3923%	4.5155%
01/09/2021		846,008	-107,949	0	738,059	4.4713%	4.5991%
01/10/2021		1,284,144	-116,712	0	1,167,432	7.0726%	7.3966%
01/01/2022		1,296,292	-116,955	0	1,179,337	7.1447%	7.4755%
01/02/2022		1,341,306	-117,155	0	1,224,151	7.4162%	7.7731%
01/03/2022		1,336,396	-117,057	0	1,219,339	7.3871%	7.7411%
11/10/2022		1,341,865	-117,167	0	1,224,698	7.4195%	7.7768%
15/12/2022		1,345,727	-117,244	0	1,228,483	7.4425%	7.802%
01/01/2023		1,353,879	-117,407	0	1,236,472	7.4908%	7.8551%
01/06/2024		1,348,222	-117,294	0	1,230,928	7.4573%	7.8182%
01/10/2024		1,367,237	-117,674	0	1,249,563	7.5702%	7.9423%
01/11/2024		1,373,433	-117,798	0	1,255,635	7.6069%	7.9828%
01/05/2025		1,396,073	-118,251	0	1,277,822	7.7414%	8.1309%
01/06/2025		1,391,073	-118,151	0	1,272,922	7.7117%	8.0982%
01/10/2025		1,383,433	-117,998	0	1,265,435	7.6663%	8.0482%
01/02/2026		1,383,433	-195,894	0	1,187,539	7.1944%	7.5299%
01/09/2026		1,390,940	-196,044	0	1,194,896	7.239%	7.5787%

Yields Based on	Net Value + Acq.Costs

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Summary Valuation - MStar_AE Valuation Summary Report Portfolio: RBC_MStar Portfolio Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
Tenant Name	Lease ID	Next Review	Earliest Termination Group	CAP	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield (Valuation Rent)	Initial Yield (Contracted Rent)	Equivalent Yield	Reversionary Yield
Giele Sloopwerken	Nlslui		01/03/2021	Let	Hardcore(7%)	3,750	3,750	0	305	1205.5117%	1230.114%	6.941%	0%
B.V.
Merak Nederland	nlslui		31/01/2022	Let	Hardcore(7%)	60,546	60,546	70,560	871,576	6.2775%	6.9467%	7%	6.9409%
B.V.
Nice thingZ V.O.F.	nlslui		31/08/2026	Let	Hardcore(7%)	27,493	27,493	35,000	403,815	6.1044%	6.8083%	7%	7.431%
Vacant	nlslui		31/01/2027	Vacant	Hardcore(8%)	0	0	35,000	350,672	0%	0%	8%	8.5571%
Cooperatieve	nlslui		30/09/2024	Let	Hardcore(7%)	24,978	24,978	35,000	406,053	5.4638%	6.1514%	7%	7.39%
Vereniging Massief
U.A.
Dhr. A.W. Boekel	nlslui		10/10/2022	Let	Hardcore(7%)	29,531	29,531	35,000	428,587	6.2176%	6.8903%	7%	7.0015%
h.o.d.n. ABK
Renovatiewerken
Zilotect B.V.	nlslui		31/10/2024	Let	Hardcore(7%)	29,084	29,084	35,280	420,935	6.2222%	6.9094%	7%	7.1858%
NS Vastgoed B.V.	nlslui		31/05/2024	Let	Hardcore(7%)	40,657	40,657	35,000	452,870	8.2919%	8.9776%	7%	6.6261%
Bayar Fixing B.V.	nlslui		31/12/2021	Let	Hardcore(7%)	28,679	28,679	34,790	429,113	6.0186%	6.6833%	7%	6.951%
Crown Deck B.V.	nlslui		31/08/2021	Let	Hardcore(7%)	29,884	29,884	35,000	434,107	6.2182%	6.884%	7%	6.9125%
Groeneveld	nlslui		31/08/2021	Let	Hardcore(7%)	27,146	27,146	35,350	436,803	5.5603%	6.2147%	7%	6.9385%
Verhuizingen B.V.
De Dagtochten	nlslui		14/12/2022	Let	Hardcore(7%)	30,718	30,718	34,580	425,205	6.5471%	7.2243%	7%	6.9725%
Specialist B.V.
Dhr. T. Coban	nlslui		28/02/2022	Let	Hardcore(7%)	39,000	39,000	34,090	430,378	8.3617%	9.0618%	7%	6.7911%
h.o.d.n.
eenmanszaak T.C.
Loodgietersbedrijf
Garage Bakker en	nlslui		30/09/2024	Let	Hardcore(7%)	25,027	25,027	34,020	396,985	5.6169%	6.3043%	7%	7.3472%
Van Opmeer v.o.f.
Euromaster	nlslui		30/09/2025	Let	Hardcore(7%)	77,500	77,500	69,860	900,970	7.9219%	8.6018%	7%	6.6478%
Bandenservice
B.V.
Holland Parcel	nlslui		31/12/2022	Let	Hardcore(7%)	26,848	26,848	35,000	422,998	5.6782%	6.3471%	7%	7.094%
Express B.V.
Kemachara B.V.	nlslui		31/05/2025	Let	Hardcore(7%)	40,000	40,000	35,000	454,667	8.1175%	8.7976%	7%	6.5999%
Euromaster	nlslui		31/03/2021	Let	Hardcore(7%)	29,547	29,547	34,510	429,984	6.2085%	6.8717%	7%	6.8811%
Bandenservice
B.V.
Zaanse Zeilmakerij	nlslui		31/03/2021	Let	Hardcore(7%)	10,865	10,865	16,920	213,942	4.5081%	5.0785%	7%	6.9302%
V.O.F.
IFO International	nlslui		30/04/2025	Let	Hardcore(7%)	34,780	34,780	57,420	650,053	4.7197%	5.3503%	7%	7.7403%
Forwarding Office
B.V.
Orange Nautical	nlslui		30/09/2021	Let	Hardcore(7%)	205,794	205,794	643,930	7,776,108	2.0544%	2.6465%	7%	7.1096%
Services B.V.
Adam Canvas B.V.	nlslui		31/12/2021	Let	Hardcore(7%)	3,593	3,593	9,630	117,223	2.5168%	3.0651%	7%	7.1987%

Printed on: 09/03/2021 15:07:43 Page: 102 of 115

Summary Valuation - MStar_AE Valuation Summary Report Portfolio: RBC_MStar Portfolio Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Rijnkade 15-17,Rijnkade 15-17 ,Weesp,1382 GS,Netherlands
External ID	nlrijn

Gross Valuation	4,200,696
Capital Expenses	-93,132
Net Value Before fees	4,107,564

Less	Stamp Duty	@8% Net Sale Price	301,473
	Agent Fee	@0.8% Net Sale Price	30,147
	Legal Fees	@0.2% Net Sale Price	7,537

Net Valuation	3,768,407
Say	3,770,000

Equivalent Yield	6.25%	True Equivalent Yield	6.5087%
Initial Yield (Valuation Rent)	7.3176%	Initial Yield (Contracted Rent)	7.3176%
Reversion Yield	6.2109%
Total Valuation Rent	315,525	Total Contracted Rent	315,525

Total Rental Value	288,045	Number of Tenants	8
Capital value Per Area	813.90

Running Yields
Date	Gross Rent	Operating Expenses	Ground Lease Expenses	Net Rent	Annual	Quarterly
01/02/2021	315,525	-14,952	0	300,573	7.3176%	7.6649%
01/02/2022	312,687	-14,895	0	297,792	7.2498%	7.5906%
01/04/2022	301,787	-14,677	0	287,110	6.9898%	7.3061%
01/06/2022	301,960	-14,681	0	287,279	6.9939%	7.3107%
01/08/2022	294,322	-14,528	0	279,794	6.8117%	7.1119%
01/01/2023	294,799	-14,537	0	280,262	6.8231%	7.1243%
01/10/2023	290,883	-14,459	0	276,424	6.7296%	7.0225%
01/08/2024	288,045	-14,402	0	273,643	6.6619%	6.9488%
01/02/2026	288,045	-32,930	0	255,115	6.2109%	6.4596%
Yields Based on	Net Value + Acq.Costs

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Summary Valuation - MStar_AE Valuation Summary Report Portfolio: RBC_MStar Portfolio Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
Tenant Name	Lease ID	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield (Valuation Rent)	Initial Yield (Contracted Rent)	Equivalent Yield	Reversionary Yield
Ad. A. Klein	nlrijn		30/07/2021	Let	Hardcore	36,438	36,438	28,800	425,483	8.1896%	8.5639%	6.25%	5.9791%
Transporttechniek					(6.25%)
B.V.
Dhr. P.M. de Vries	nlrijn		31/07/2024	Let	Hardcore	30,963	30,963	28,125	413,557	7.1332%	7.487%	6.25%	6.0013%
t.h.o.d.n. Improve					(6.25%)
Betononderhoud
D&R Electronica	nlrijn		31/03/2022	Let	Hardcore	43,885	43,885	32,985	488,418	8.6028%	8.9851%	6.25%	5.9891%
B.V.					(6.25%)
JetDrinks B.V.	nlrijn		31/01/2022	Let	Hardcore	41,448	41,448	38,610	555,034	7.1096%	7.4677%	6.25%	6.0831%
					(6.25%)
Feyecon	nlrijn		31/12/2022	Let	Hardcore	47,807	47,807	47,250	683,710	6.6451%	6.9923%	6.25%	6.1265%
Development &					(6.25%)
Implementation
B.V.
D.J. Koks-	nlrijn		31/05/2022	Let	Hardcore	33,757	33,757	33,930	490,948	6.531%	6.8759%	6.25%	6.1419%
Oosterbroek					(6.25%)
t.h.o.d.n.
Pedicuregroothand
el Het Gooi
Feyecon D&I B.V.	nlrijn		31/12/2022	Let	Hardcore	45,856	45,856	46,890	679,471	6.4068%	6.7488%	6.25%	6.1638%
					(6.25%)
Stichting Jakop	nlrijn		30/09/2023	Let	Hardcore	35,371	35,371	31,455	464,075	7.2661%	7.6218%	6.25%	6.0159%
Ahlbom Company					(6.25%)

Printed on: 09/03/2021 15:07:43 Page: 104 of 115

Summary Valuation - MStar_AE Valuation Summary Report Portfolio: RBC_MStar Portfolio Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Stepvelden 1-19,Stepvelden 1-19,Roosendaal ,4704 RM,Netherlands
External ID	nlstep

Gross Valuation		5,764,611
Capital Expenses		-146,855
Net Value Before fees		5,617,756

Less	Stamp Duty	@8% Net Sale Price			412,312
	Agent Fee	@0.8% Net Sale Price			41,231
	Legal Fees	@0.2% Net Sale Price			10,308

Net Valuation		5,153,905
Say		5,150,000

Equivalent Yield		6.5325%	True Equivalent Yield		6.805%
Initial Yield (Valuation Rent)		4.7924%	Initial Yield (Contracted Rent)		4.7924%
Reversion Yield		6.7653%

Total Valuation Rent		294,247	Total Contracted Rent		294,247
Total Rental Value		448,580	Number of Tenants		6
Capital value Per Area		482.12

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		294,247	-25,021	0	269,226	4.7924%	4.9395%
01/02/2022		409,947	-25,021	0	384,926	6.852%	7.1558%
01/09/2024		443,900	-25,700	0	418,200	7.4443%	7.8039%
07/01/2026		448,580	-25,793	0	422,787	7.5259%	7.8937%
01/02/2026		448,580	-68,521	0	380,059	6.7653%	7.0613%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 105 of 115

Summary Valuation - MStar_AE Valuation Summary Report Portfolio: RBC_MStar Portfolio Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
Tenant Name	Lease ID	Next Review	Earliest Termination Group	CAP	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield (Valuation Rent)	Initial Yield (Contracted Rent)	Equivalent Yield	Reversionary Yield
Vacant	nlstep		31/01/2027	Vacant	Hardcore(7.5%)	0	0	35,700	393,317	0%	0%	7.5%	7.9496%
Timyo B.V.	nlstep		31/08/2024	Let	Hardcore	16,690	16,690	28,200	367,801	4.1595%	4.5378%	6.25%	6.7152%
					(6.25%)
Adexpo B.V.	nlstep		06/01/2026	Let	Hardcore	100,000	100,000	104,680	1,435,914	6.5515%	6.9642%	6.25%	6.1419%
					(6.25%)
Timyo B.V.	nlstep		31/08/2024	Let	Hardcore	106,534	106,534	120,000	1,626,578	6.1419%	6.5496%	6.25%	6.2155%
					(6.25%)
Vacant	nlstep		31/01/2027	Vacant	Hardcore(7.5%)	0	0	80,000	856,615	0%	0%	7.5%	7.8682%
Timyo B.V.	nlstep		31/08/2024	Let	Hardcore	71,023	71,023	80,000	1,084,386	6.142%	6.5496%	6.25%	6.2155%
					(6.25%)

Printed on: 09/03/2021 15:07:43 Page: 106 of 115

Summary Valuation - MStar_AE Valuation Summary Report Portfolio: RBC_MStar Portfolio Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Stuttgartstraat,Stuttgartstraat,Rotterdam ,3047 AS,Netherlands
External ID	nlstru

Gross Valuation		29,983,740
Capital Expenses		-296,442
Net Value Before fees		29,687,298

Less	Stamp Duty	@8% Net Sale Price			2,178,884
	Agent Fee	@0.8% Net Sale Price			217,888
	Legal Fees	@0.2% Net Sale Price			54,472

Net Valuation		27,236,053
Say		27,200,000

Equivalent Yield		5.52%	True Equivalent Yield		5.7167%
Initial Yield (Valuation Rent)		5.6861%	Initial Yield (Contracted Rent)		5.6861%
Reversion Yield		5.5488%

Total Valuation Rent		1,779,792	Total Contracted Rent		1,779,792
Total Rental Value		1,818,705	Number of Tenants		26
Capital value Per Area		1,352.02

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		1,779,792	-91,736	0	1,688,056	5.6861%	5.8941%
01/05/2021		1,723,027	-89,022	0	1,634,005	5.5041%	5.6987%
15/05/2021		1,729,577	-89,153	0	1,640,424	5.5257%	5.7219%
01/09/2021		1,731,112	-89,183	0	1,641,929	5.5307%	5.7273%
01/11/2021		1,741,139	-89,384	0	1,651,755	5.5638%	5.7628%
15/11/2021		1,750,047	-89,562	0	1,660,485	5.5933%	5.7944%
01/01/2022		1,754,390	-89,649	0	1,664,741	5.6076%	5.8098%
01/02/2022		1,765,470	-89,871	0	1,675,599	5.6442%	5.849%
01/03/2022		1,770,338	-89,968	0	1,680,370	5.6602%	5.8663%
01/05/2022		1,769,332	-89,948	0	1,679,384	5.6569%	5.8627%
01/01/2025		1,785,522	-90,272	0	1,695,250	5.7104%	5.9201%
01/05/2025		1,796,097	-90,483	0	1,705,614	5.7453%	5.9576%
01/10/2025		1,792,863	-90,418	0	1,702,445	5.7346%	5.9462%
01/01/2026		1,827,767	-91,116	0	1,736,651	5.8498%	6.0701%
01/02/2026		1,827,767	-171,588	0	1,656,179	5.5787%	5.7788%
01/05/2026		1,821,666	-171,466	0	1,650,200	5.5586%	5.7572%
31/12/2027		1,818,705	-171,407	0	1,647,298	5.5488%	5.7467%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 107 of 115

Summary Valuation - MStar_AE Valuation Summary Report Portfolio: RBC_MStar Portfolio Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
Tenant Name	Lease ID	Next Review	Earliest Termination Group	CAP	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield (Valuation Rent)	Initial Yield (Contracted Rent)	Equivalent Yield	Reversionary Yield
ACI	nlstru		14/11/2021	Let	Hardcore(5.5%)	32,687	32,687	41,595	686,023	4.4875%	4.7647%	5.5%	5.4889%
Reconditionering &
Schadeherstel B.V.
Albers Trading	nlstru		31/12/2025	Let	Hardcore(5.5%)	59,977	59,977	47,000	839,181	6.8361%	7.1471%	5.5%	5.0966%
B.V.
BM Phones B.V.	nlstru		31/12/2024	Let	Hardcore(5.5%)	66,755	66,755	82,945	1,326,475	4.7443%	5.0325%	5.5%	5.6605%
Alfa Fiets
Euro-Cold B.V.	nlstru		14/05/2021	Let	Hardcore(5.5%)	69,000	69,000	75,550	1,256,535	5.2011%	5.4913%	5.5%	5.4452%
Gapph B.V.	nlstru		01/03/2021	Let	Hardcore(5.5%)	0	0	0	0	0%	0%	0%	0%
(Coventry-
Sheffield-
Stuttgartstraat)
Geo Marine Survey	nlstru		30/04/2022	Let	Hardcore(5.5%)	64,871	64,871	63,865	1,065,164	5.7886%	6.0902%	5.5%	5.432%
Systems B.V.
Groundwater	nlstru		31/12/2021	Let	Hardcore(5.5%)	47,777	47,777	52,120	865,108	5.2315%	5.5227%	5.5%	5.4622%
Technology B.V.
Headlam B.V.	nlstru		28/02/2022	Let	Hardcore(5.5%)	48,542	48,542	53,410	885,207	5.193%	5.4837%	5.5%	5.4685%
Intellian B.V.	nlstru		30/04/2021	Let	Hardcore(5.5%)	250,000	250,000	128,490	2,166,694	11.1296%	11.5383%	5.5%	5.3634%
Intellian B.V.	nlstru		30/04/2021	Let	Hardcore(5.5%)	70,800	70,800	56,595	946,693	7.1497%	7.4787%	5.5%	5.4194%
Jacobs Douwe	nlstru		31/08/2021	Let	Hardcore(5.5%)	50,585	50,585	52,120	866,471	5.5408%	5.838%	5.5%	5.4412%
Egberts PRO NL
B.V.
JK-Nederland B.V.	nlstru		30/12/2021	Let	Hardcore(5.5%)	49,974	49,974	57,540	927,948	5.0917%	5.3854%	5.5%	5.6218%
JK-Nederland B.V.	nlstru		30/12/2021	Let	Hardcore(5.5%)	69,355	69,355	80,060	1,290,518	5.0806%	5.3742%	5.5%	5.6251%
JK-Nederland B.V.	nlstru		30/12/2021	Let	Hardcore(5.5%)	65,671	65,671	73,795	1,195,508	5.1981%	5.4931%	5.5%	5.5897%
Miko Koffie Service	nlstru		30/09/2025	Let	Hardcore(5.5%)	53,655	53,655	56,665	932,624	5.4558%	5.7531%	5.5%	5.5079%
B.V.
Mobility Centre	nlstru		31/12/2025	Let	Hardcore(5.5%)	81,338	81,338	98,125	1,564,670	4.9063%	5.1984%	5.5%	5.6775%
Holland Rental
B.V.
Pilkington Benelux	nlstru		31/10/2021	Let	Hardcore(5.5%)	122,953	122,953	132,980	2,206,148	5.2809%	5.5732%	5.5%	5.4534%
AGR B.V.
R.L.C. Mulder	nlstru		31/01/2022	Let	Hardcore(5.5%)	38,886	38,886	45,450	750,569	4.8956%	5.1809%	5.5%	5.4808%
h.o.d.n. Nouvital
Cosmetics
R.L.C. Mulder	nlstru		31/01/2022	Let	Hardcore(5.5%)	30,194	30,194	34,710	573,306	4.9797%	5.2667%	5.5%	5.4754%
h.o.d.n. Nouvital
Cosmetics
Retif Holland B.V.	nlstru		31/12/2025	Let	Hardcore(5.5%)	138,261	138,261	142,960	2,359,228	5.5614%	5.8604%	5.5%	5.4803%
Service Planet	nlstru		30/04/2026	Let	Hardcore(5.5%)	138,741	138,741	132,640	2,235,670	5.9037%	6.2058%	5.5%	5.3725%
Rotterdam B.V.
Stecon B.V.,	nlstru		30/09/2025	Let	Hardcore(5.5%)	35,044	35,044	28,800	506,026	6.6161%	6.9253%	5.5%	5.1792%
Dersimo Holding
B.V. en DeMiDal
Holding B.V.
STX Service	nlstru		30/04/2025	Let	Hardcore(5.5%)	110,000	110,000	120,575	1,971,415	5.2847%	5.5797%	5.5%	5.5446%
Europe B.V.
Vacant	nlstru		30/04/2026	Vacant	Hardcore(6%)	0	0	27,100	409,051	0%	0%	6%	6.0288%
Vacant	nlstru		30/04/2026	Vacant	Hardcore(6%)	0	0	51,850	780,464	0%	0%	6%	6.0233%
Wasco Holding	nlstru		30/12/2027	Let	Hardcore(5.5%)	84,726	84,726	81,765	1,377,047	5.8515%	6.1527%	5.5%	5.3715%
B.V.

Printed on: 09/03/2021 15:07:43 Page: 108 of 115

Summary Valuation - MStar_AE Valuation Summary Report Portfolio: RBC_MStar Portfolio Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Strijkviertel,Strijkviertel,Utrecht ,3454 PJ,Netherlands
External ID	nlstri

Gross Valuation		10,124,464
Capital Expenses		-79,408
Net Value Before fees		10,045,056

Less	Stamp Duty	@8% Net Sale Price			737,252
	Agent Fee	@0.8% Net Sale Price			73,725
	Legal Fees	@0.2% Net Sale Price			18,431

Net Valuation		9,215,648
Say		9,220,000

Equivalent Yield		5.875%	True Equivalent Yield		6.0968%
Initial Yield (Valuation Rent)		5.6686%	Initial Yield (Contracted Rent)		5.6686%
Reversion Yield		5.9339%

Total Valuation Rent		607,874	Total Contracted Rent		607,874
Total Rental Value		684,700	Number of Tenants		32
Capital value Per Area		748.62

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		607,874	-38,456	0	569,418	5.6686%	5.8753%
01/06/2021		543,374	-38,510	0	504,864	5.026%	5.1879%
15/10/2021		543,840	-38,519	0	505,321	5.0305%	5.1928%
01/11/2021		546,565	-38,574	0	507,991	5.0571%	5.2211%
01/12/2021		582,735	-38,673	0	544,062	5.4162%	5.6046%
15/01/2022		579,387	-38,606	0	540,781	5.3835%	5.5697%
01/02/2022		610,512	-38,606	0	571,906	5.6934%	5.9019%
01/03/2022		646,512	-38,606	0	607,906	6.0518%	6.2878%
01/06/2022		648,530	-38,647	0	609,883	6.0715%	6.3091%
01/11/2022		654,263	-38,762	0	615,501	6.1274%	6.3695%
01/04/2023		657,456	-38,825	0	618,631	6.1586%	6.4031%
01/05/2023		655,785	-38,792	0	616,993	6.1423%	6.3855%
01/09/2023		654,201	-38,760	0	615,441	6.1268%	6.3688%
01/07/2024		662,612	-38,928	0	623,684	6.2089%	6.4575%
01/10/2024		651,749	-38,711	0	613,038	6.1029%	6.343%
01/12/2024		653,911	-38,754	0	615,157	6.124%	6.3657%
01/04/2025		658,365	-38,844	0	619,521	6.1674%	6.4127%
01/01/2026		679,515	-39,267	0	640,248	6.3738%	6.636%
01/02/2026		679,515	-88,531	0	590,984	5.8833%	6.1062%
01/04/2034		684,700	-88,634	0	596,066	5.9339%	6.1607%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 109 of 115

Summary Valuation - MStar_AE Valuation Summary Report Portfolio: RBC_MStar Portfolio Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
Tenant Name	Lease ID	Next Review	Earliest Termination Group	CAP	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield (Valuation Rent)	Initial Yield (Contracted Rent)	Equivalent Yield	Reversionary Yield
Alpha 3 B.V.	nlstri		30/04/2023	Let	Hardcore	11,346	11,346	9,675	155,167	6.9321%	7.3121%	5.75%	5.5442%
					(5.75%)
Atotech B.V.	nlstri		30/09/2024	Let	Hardcore	49,188	49,188	38,325	635,634	7.3575%	7.7384%	5.75%	5.3612%
					(5.75%)
Delkash Salim	nlstri		14/10/2021	Let	Hardcore	18,284	18,284	18,750	287,305	5.992%	6.364%	5.75%	5.6288%
h.o.d.n. DSA					(5.75%)
Facilities
Donadoni B.V.	nlstri		31/05/2022	Let	Hardcore	28,482	28,482	30,500	468,797	5.7101%	6.0756%	5.75%	5.6669%
					(5.75%)
DURF Bikes B.V.	nlstri		31/12/2025	Let	Hardcore	28,427	28,427	40,425	576,389	4.5703%	4.9319%	5.75%	6.121%
					(5.75%)
DURF Bikes B.V.	nlstri		31/12/2025	Let	Hardcore	21,573	21,573	30,725	437,993	4.5638%	4.9254%	5.75%	6.123%
					(5.75%)
Eenmanszaak	nlstri		31/03/2025	Let	Hardcore	29,671	29,671	34,125	509,388	5.4571%	5.8248%	5.75%	5.8036%
Rene Bouhuyzen					(5.75%)
Woning & Project
Stoffering
Eenmanszaak	nlstri		31/10/2021	Let	Hardcore	21,575	21,575	24,300	370,838	5.4558%	5.8179%	5.75%	5.6517%
Takatex					(5.75%)
Fietsvoordeelshop.	nlstri		31/03/2034	Let	Hardcore	31,028	31,028	33,975	498,218	5.8475%	6.2278%	5.75%	5.931%
nl B.V.					(5.75%)
Fietsvoordeelshop.	nlstri		31/03/2034	Let	Hardcore	27,112	27,112	29,350	432,807	5.8846%	6.2642%	5.75%	5.8923%
nl B.V.					(5.75%)
Focus gevel- en	nlstri		31/10/2022	Let	Hardcore	11,767	11,767	17,500	259,331	4.1936%	4.5375%	5.75%	5.8203%
bouwmaterialen					(5.75%)
Midden B.V.
JPS Meubels en	nlstri		30/11/2024	Let	Hardcore	32,238	32,238	34,400	522,352	5.8013%	6.1717%	5.75%	5.7061%
Keukens op Maat					(5.75%)
B.V.
LS	nlstri		30/11/2021	Let	Hardcore	31,005	31,005	36,000	540,045	5.3764%	5.7412%	5.75%	5.7495%
Metaalbewerking					(5.75%)
B.V.
Martijn Maaskant	nlstri		30/06/2024	Let	Hardcore	24,438	24,438	28,150	424,009	5.3993%	5.7636%	5.75%	5.7837%
B.V.					(5.75%)
Martijn Maaskant	nlstri		30/06/2024	Let	Hardcore	22,101	22,101	24,725	373,618	5.5489%	5.9154%	5.75%	5.7511%
B.V.					(5.75%)
MonitorX B.V.	nlstri		28/02/2025	Let	Hardcore	0	0	0	0	0%	0%	0%	0%
					(5.75%)
MonitorX B.V.	nlstri		28/02/2025	Let	Hardcore	18,525	18,525	18,525	290,657	6.007%	6.3735%	5.75%	5.6671%
					(5.75%)
Stimulans B.V.	nlstri		30/06/2024	Let	Hardcore	37,500	37,500	39,575	606,084	5.8187%	6.1873%	5.75%	5.6968%
					(5.75%)
Utilitec B.V.	nlstri		31/03/2023	Let	Hardcore	31,507	31,507	34,700	527,643	5.6052%	5.9713%	5.75%	5.6949%
					(5.75%)
Vacant	nlstri		31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.75%)
Vacant	nlstri		31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.75%)
Vacant	nlstri		31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.75%)
Vacant	nlstri		31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.75%)
Vacant	nlstri		31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.75%)
Vacant	nlstri		31/01/2027	Vacant	Hardcore	0	0	0	0	0%	0%	0%	0%
					(6.75%)
Vacant	nlstri		31/01/2027	Vacant	Hardcore	0	0	9,375	116,777	0%	0%	6.75%	7.1383%
					(6.75%)
Vacant	nlstri		31/01/2027	Vacant	Hardcore	0	0	21,750	264,724	0%	0%	6.75%	7.0864%
					(6.75%)
Vanmoof B.V.	nlstri		31/05/2021	Vacant	Hardcore	29,025	29,025	30,225	384,108	7.1102%	7.5565%	6.75%	6.8447%
					(6.75%)

Printed on: 09/03/2021 15:07:43 Page: 110 of 115

Summary Valuation - MStar_AE Valuation Summary Report Portfolio: RBC_MStar Portfolio Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Vanmoof B.V.	nlstri	31/05/2021	Vacant	Hardcore	35,475	35,475	36,950	469,576	7.1085%	7.5547%	6.75%	6.8448%
				(6.75%)
Veiligheidsregio		14/01/2022	Let	Hardcore	30,443	30,443	25,300	392,636	7.3568%	7.7535%	5.75%	5.5576%
Utrecht	nlstri			(5.75%)
Veiligheidsregio		14/01/2022	Let	Hardcore	7,280	7,280	9,075	140,796	4.8255%	5.1706%	5.75%	5.7311%
Utrecht	nlstri			(5.75%)
Z El Idrissi h.o.d.n		31/08/2023	Let	Hardcore	29,884	29,884	28,300	439,574	6.421%	6.7984%	5.75%	5.5847%
El Idrissi				(5.75%)
Import/Export

Printed on: 09/03/2021 15:07:43 Page: 111 of 115

Summary Valuation - MStar_AE Valuation Summary Report Portfolio: RBC_MStar Portfolio Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Weidehek 64-70,Weidehek 64-70,Breda ,4824 AS,Netherlands
External ID	nlweid

Gross Valuation		3,581,061
Capital Expenses		-57,526
Net Value Before fees		3,523,535

Less	Stamp Duty	@8% Net Sale Price			258,608
	Agent Fee	@0.8% Net Sale Price			25,861
	Legal Fees	@0.2% Net Sale Price			6,465

Net Valuation		3,232,601
Say		3,230,000

Equivalent Yield		6.7941%	True Equivalent Yield		7.098%
Initial Yield (Valuation Rent)		7.1024%	Initial Yield (Contracted Rent)		7.1024%
Reversion Yield		6.7659%

Total Valuation Rent		266,051	Total Contracted Rent		266,051
Total Rental Value		273,220	Number of Tenants		20
Capital value Per Area		676.02

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		266,051	-15,797	0	250,254	7.1024%	7.4292%
02/03/2021		265,946	-15,795	0	250,151	7.0994%	7.426%
15/04/2021		263,474	-15,745	0	247,729	7.0307%	7.3508%
01/06/2021		262,783	-15,731	0	247,052	7.0115%	7.3298%
01/08/2021		265,524	-15,786	0	249,738	7.0877%	7.4132%
01/10/2021		267,524	-15,826	0	251,698	7.1433%	7.474%
01/11/2021		265,451	-15,785	0	249,666	7.0857%	7.4109%
01/12/2021		265,780	-15,791	0	249,989	7.0948%	7.4209%
15/12/2021		257,602	-15,628	0	241,974	6.8674%	7.1726%
31/01/2022		257,249	-15,621	0	241,628	6.8576%	7.1619%
01/02/2022		267,467	-15,595	0	251,872	7.1483%	7.4794%
01/06/2022		271,427	-15,674	0	255,753	7.2584%	7.6%
01/09/2022		278,277	-15,811	0	262,466	7.4489%	7.8091%
01/12/2022		276,837	-15,782	0	261,055	7.4089%	7.7651%
01/01/2023		276,613	-15,778	0	260,835	7.4027%	7.7582%
01/04/2023		276,812	-15,782	0	261,030	7.4082%	7.7643%
01/10/2023		275,732	-15,760	0	259,972	7.3781%	7.7313%
01/01/2025		271,938	-15,685	0	256,253	7.2726%	7.6156%
01/02/2026		271,938	-34,797	0	237,141	6.7302%	7.0231%
01/02/2027		273,220	-34,822	0	238,398	6.7659%	7.062%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 112 of 115

Summary Valuation - MStar_AE Valuation Summary Report Portfolio: RBC_MStar Portfolio Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
Tenant Name	Lease ID	Next Review	Earliest Termination Group	CAP	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield (Valuation Rent)	Initial Yield (Contracted Rent)	Equivalent Yield	Reversionary Yield
Adexim	nlweid		31/05/2021	Let	Hardcore	12,191	12,191	11,500	152,241	7.5643%	8.0077%	6.75%	6.594%
International B.V.					(6.75%)
Capable B.V.	nlweid		31/08/2022	Let	Hardcore	9,700	9,700	11,500	149,457	6.0718%	6.4902%	6.75%	6.7168%
					(6.75%)
DieSigner2	nlweid		14/12/2021	Let	Hardcore	24,678	24,678	16,500	224,127	10.5144%	11.0107%	6.75%	6.4032%
					(6.75%)
Draif V.O.F.	nlweid		31/07/2021	Let	Hardcore	11,243	11,243	11,800	156,082	6.7757%	7.2033%	6.75%	6.6206%
					(6.75%)
Fire Stop Solutions	nlweid		30/09/2023	Let	Hardcore	12,600	12,600	11,520	155,152	7.6802%	8.1211%	6.75%	6.503%
B.V.					(6.75%)
G&G	nlweid		30/11/2022	Let	Hardcore	12,600	12,600	11,160	150,235	7.9406%	8.3869%	6.75%	6.506%
Autobekleding					(6.75%)
v.o.f.
Ken Food Holding	nlweid		31/08/2022	Let	Hardcore	15,900	15,900	20,950	268,563	5.5095%	5.9204%	6.75%	6.7684%
B.V. en Ozgun B.V.					(6.75%)
M. Mourits	nlweid		31/07/2021	Let	Hardcore	10,306	10,306	12,490	164,957	5.8388%	6.2477%	6.75%	6.6586%
t.h.o.d.n. Kaasje.nl					(6.75%)
M.A.N. (Montage	nlweid		31/03/2023	Let	Hardcore	11,301	11,301	11,500	151,643	7.0189%	7.4524%	6.75%	6.62%
Afbouw Nederland)					(6.75%)
B.V.
MerAbel Beheer	nlweid		31/05/2022	Let	Hardcore	15,900	15,900	19,860	256,607	5.7821%	6.1963%	6.75%	6.7146%
B.V.					(6.75%)
Moniek O.A. Delien	nlweid		30/09/2021	Let	Hardcore	12,000	12,000	14,000	183,557	6.1207%	6.5375%	6.75%	6.6437%
t.h.o.d.n.					(6.75%)
Shopdepot
People & Glass	nlweid		31/10/2021	Let	Hardcore	20,846	20,846	18,100	242,110	8.1576%	8.6101%	6.75%	6.562%
V.O.F.					(6.75%)
Questo Design	nlweid		14/04/2021	Let	Hardcore	17,282	17,282	14,810	196,579	8.333%	8.7914%	6.75%	6.592%
V.O.F.					(6.75%)
R.H. Stadhouders	nlweid		31/10/2021	Let	Hardcore	11,257	11,257	11,930	157,604	6.7159%	7.1426%	6.75%	6.6293%
t.h.o.d.n.					(6.75%)
Stadhouders
Parketvloeren
Robotech B.V.	nlweid		30/11/2021	Let	Hardcore	9,671	9,671	10,000	130,827	6.9577%	7.3922%	6.75%	6.5927%
					(6.75%)
Rubi Benelux B.V.	nlweid		31/12/2024	Let	Hardcore	20,294	20,294	16,500	229,998	8.378%	8.8235%	6.75%	6.2397%
					(6.75%)
Stucadoorsbedrijf	nlweid		01/03/2021	Let	Hardcore	9,105	9,105	9,000	119,263	7.1987%	7.6344%	6.75%	6.6093%
van Gils					(6.75%)
Gevelisolatie B.V.
Temp-Rite	nlweid		31/12/2022	Let	Hardcore	18,824	18,824	18,600	247,269	7.1784%	7.6128%	6.75%	6.6043%
International					(6.75%)
Holding B.V.
v.o.f. LED Design	nlweid		30/01/2022	Let	Hardcore	10,353	10,353	10,000	131,403	7.4358%	7.8788%	6.75%	6.5638%
Holland					(6.75%)
Vacant	nlweid		31/01/2027	Vacant	Hardcore(8%)	0	0	11,500	113,386	0%	0%	8%	8.8536%

Printed on: 09/03/2021 15:07:43 Page: 113 of 115

Summary Valuation - MStar_AE Valuation Summary Report Portfolio: RBC_MStar Portfolio Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Address	Wilgenkade 5-25,Wilgenkade 5-25,Houten ,3992 LL,Netherlands
External ID	nlwilg

Gross Valuation		3,575,318
Capital Expenses		-30,000
Net Value Before fees		3,545,318

Less	Stamp Duty	@8% Net Sale Price			260,207
	Agent Fee	@0.8% Net Sale Price			26,021
	Legal Fees	@0.2% Net Sale Price			6,505

Net Valuation		3,252,585
Say		3,250,000

Equivalent Yield		7.2%	True Equivalent Yield		7.5408%
Initial Yield (Valuation Rent)		7.7675%	Initial Yield (Contracted Rent)		7.7675%
Reversion Yield		7.1412%

Total Valuation Rent		292,061	Total Contracted Rent		292,061
Total Rental Value		289,035	Number of Tenants		8
Capital value Per Area		675.82

Running Yields
				Ground
			Operating	Lease
Date		Gross Rent	Expenses	Expenses	Net Rent	Annual	Quarterly
01/02/2021		292,061	-16,680	0	275,381	7.7675%	8.1597%
01/09/2021		289,209	-16,623	0	272,586	7.6886%	8.0728%
01/10/2021		276,283	-16,364	0	259,919	7.3313%	7.68%
16/02/2022		273,435	-16,308	0	257,127	7.2526%	7.5937%
01/09/2023		289,956	-16,638	0	273,318	7.7093%	8.0955%
01/11/2023		291,644	-16,672	0	274,972	7.7559%	8.147%
01/06/2025		289,035	-16,620	0	272,415	7.6838%	8.0675%
01/02/2026		289,035	-35,856	0	253,179	7.1412%	7.4717%

Yields Based on	Net Value + Acq.Costs

Printed on: 09/03/2021 15:07:43 Page: 114 of 115

Summary Valuation - MStar_AE Valuation Summary Report Portfolio: RBC_MStar Portfolio Scenario: 2021 02 DRAFT (Amounts in EUR, Area Measure in SM)
Valuation Date: 01/02/2021	© 2021 ARGUS Software, Inc. All rights reserved.

Tenants
Tenant Name	Lease ID	Next Review	Earliest Termination Group	CAP	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield (Valuation Rent)	Initial Yield (Contracted Rent)	Equivalent Yield	Reversionary Yield
DCE Nederland	nlwilg		31/10/2023	Let	Hardcore(7.2%)	41,692	41,692	43,380	541,607	7.2435%	7.6978%	7.2%	7.1302%
B.V.
De heer R. van de	nlwilg		30/09/2021	Let	Hardcore(7.2%)	63,035	63,035	55,800	696,087	8.5739%	9.0556%	7.2%	6.987%
Brink hodn DTC
Logistiek
De heer R. van de	nlwilg		30/09/2021	Let	Hardcore(7.2%)	30,351	30,351	24,660	309,362	9.3157%	9.8108%	7.2%	6.9543%
Brink hodn DTC
Logistiek
Multiwacht Groep	nlwilg		31/05/2025	Let	Hardcore(7.2%)	26,414	26,414	23,805	304,645	8.204%	8.6704%	7.2%	6.8224%
B.V.
Neon Brabant B.V	nlwilg		15/02/2022	Let	Hardcore(7.2%)	26,608	26,608	23,760	297,561	8.4638%	8.942%	7.2%	6.972%
Oxipack Holding	nlwilg		31/08/2023	Let	Hardcore(7.2%)	53,139	53,139	69,660	831,537	5.9485%	6.3905%	7.2%	7.364%
B.V.
Vacant	nlwilg		31/01/2027	Vacant	Hardcore(8.2%)	0	0	0	0	0%	0%	0%	0%
Van Andel Special	nlwilg		31/08/2021	Let	Hardcore(7.2%)	50,822	50,822	47,970	594,519	8.0749%	8.5484%	7.2%	7.0053%
Mail B .V.

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